      Filed with the Securities and Exchange Commission on April 17, 2008

        Registration No. 333-71834 Investment Company Act No. 811-5438
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 26

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 166

                               -----------------

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                               -----------------

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                               -----------------

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        One Corporate Drive, Shelton, Connecticut 06484 (203) 402-1233

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[ ]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2008 pursuant to paragraph (b) of Rule 485

[ ]60 days after filing pursuant to paragraph (a) (i) of Rule 485

[ ]on ______ pursuant to paragraph (a) (i) of Rule 485

[ ]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[ ]on ______ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484


 ADVANCED SERIES ADVISOR PLAN/SM/ III ("ASAP III")/SM/
 ADVANCED SERIES APEX II/SM/ ("APEX II")/SM/
 ADVANCED SERIES XTRA CREDIT/SM/ SIX ("XT6")/SM/
 ADVANCED SERIES LIFEVEST II/SM/ ("ASL II")/SM/


 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2008

 This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities"/SM/, "we", "our", or "us"). Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix F entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix H. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: INVESCO AIM Advisors, Inc., Advanced Series Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 ADVANCED SERIES ADVISOR PLAN III/SM/, APEX(R), XTRA CREDIT(R) AND LIFEVEST(R) ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-800-752-6342


               Prospectus Dated:         Statement of Additional
               May 1, 2008                    Information Dated:
                                                     May 1, 2008
               COREPROS                      ASAP3SAI, APEX2SAI,
                                                 XT6SAI, ASL2SAI


 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust
   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income


   AST American Century Income & Growth
   AST American Century Strategic Allocation
   AST Balanced Asset Allocation

   AST Bond Portfolio 2015
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019

   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation

   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation

   AST DeAM Large-Cap Value
   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth

  *AST Goldman Sachs Small-Cap Value

   AST High Yield

   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation

   AST International Growth
   AST International Value

   AST Investment Grade Bond

   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market


   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth

   AST Niemann Capital Growth Asset Allocation

   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation

   AST QMA US Equity Alpha

   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST UBS Dynamic Alpha Strategy
   AST Western Asset Core Plus Bond

 INVESCO AIM Advisors, Inc

   AIM V.I. Dynamics Fund -- Series I shares
   AIM V.I. Financial Services Fund -- Series I shares
   AIM V.I. Global Health Care Fund -- Series I shares
   AIM V.I. Technology Fund -- Series I shares

 Evergreen Variable Annuity Trust
   Growth
   International Equity
   Omega

 First Defined Portfolio Fund, LLC

   First Trust(R) Target Focus Four

   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP

   The Dow(R) Target Dividend
   The Dow(R) DART 10

   Value Line(R) Target 25


 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund


 ProFund VP
   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Oil & Gas

   NASDAQ-100

   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap

   Short NASDAQ-100

   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap

   UltraNASDAQ-100

   UltraSmall-Cap
   Utilities

 The Prudential Series Fund

  *SP International Growth


 Wells Fargo Variable Trust
   Wells Fargo Advantage VT Equity Income





 *  no longer offered.

                                   CONTENTS



INTRODUCTION.........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?.................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?.............................................  2

GLOSSARY OF TERMS....................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES.................................................  6

EXPENSE EXAMPLES..................................................................... 14

INVESTMENT OPTIONS................................................................... 16

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.................. 16
 WHAT ARE THE FIXED ALLOCATIONS?..................................................... 35

FEES AND CHARGES..................................................................... 36

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................. 36
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?........................................ 38
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?........................... 38
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES........................................... 38

PURCHASING YOUR ANNUITY.............................................................. 39

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?...................... 39

MANAGING YOUR ANNUITY................................................................ 40

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?..................... 40
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?........................................ 40
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................ 41
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?........................ 41
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.................... 41

MANAGING YOUR ACCOUNT VALUE.......................................................... 42

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?........................................ 42
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?......... 42
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II
   ANNUITIES?........................................................................ 42
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?..................................... 43
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?..................... 43
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.......... 44
 DO YOU OFFER DOLLAR COST AVERAGING?................................................. 46
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.................................... 46
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?........................................ 47
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................ 47
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS? 47
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............. 47
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................. 48
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?................................... 49
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.......................................... 49
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?...................................... 50

ACCESS TO ACCOUNT VALUE.............................................................. 51

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.................................... 51
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?....................................... 51
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................. 51
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?....................................... 51
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?..... 52
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL
   REVENUE CODE?..................................................................... 52
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?......... 52


                                      (i)

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?..............................................  52
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................  53
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?...........................................  53
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................  54
 HOW ARE ANNUITY PAYMENTS CALCULATED?...................................................  55

LIVING BENEFIT PROGRAMS.................................................................  56

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...........................................................................  56
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/).......................................  57
 GUARANTEED RETURN OPTION (GRO).........................................................  60
 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008).....................................  63
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)........................................  66
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...........................................  69
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...............................................  73
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE).......................................  76
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE).......................  82
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)...........  86
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN).........  92
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)...............................................................................  98

DEATH BENEFIT........................................................................... 106

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.......................................... 106
 BASIC DEATH BENEFIT.................................................................... 106
 OPTIONAL DEATH BENEFITS................................................................ 106
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS.................................................. 110
 PAYMENT OF DEATH BENEFITS.............................................................. 111

VALUING YOUR INVESTMENT................................................................. 114

 HOW IS MY ACCOUNT VALUE DETERMINED?.................................................... 114
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................. 114
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?............................................ 114
 HOW DO YOU VALUE FIXED ALLOCATIONS?.................................................... 114
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?............................................ 114
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.......... 115

TAX CONSIDERATIONS...................................................................... 117

GENERAL INFORMATION..................................................................... 125

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................. 125
 WHO IS PRUDENTIAL ANNUITIES?........................................................... 125
 WHAT ARE SEPARATE ACCOUNTS?............................................................ 126
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?................................... 127
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?............................. 128
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE........................................ 130
 FINANCIAL STATEMENTS................................................................... 130
 HOW TO CONTACT US...................................................................... 131
 INDEMNIFICATION........................................................................ 131
 LEGAL PROCEEDINGS...................................................................... 131
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................................... 133

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS..................................... B-1

APPENDIX C - PLUS40/TM/ OPTIONAL LIFE INSURANCE RIDER................................... C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS........................ D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL
  DEATH BENEFITS........................................................................ E-1


                                     (ii)


APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU.................... F-1

APPENDIX G - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT G-1

APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT. H-1

APPENDIX I - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO....... I-1

APPENDIX J - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND
  SPOUSAL HIGHEST DAILY LIFETIME SEVEN.............................................. J-1


                                     (iii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix F entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.


..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.


..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.


..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to XT6 only:
   . If you purchase this Annuity, we apply an additional amount (referred to as an XTra Credit/SM/, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.

   . Please note that during the first 10 years, the total asset-based charges on the XT6 Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The XTra Credit/SM/ amount is included in your Account Value. However, Prudential Annuities may take back all XTra Credit amounts if you return your Annuity under the "free-look" provision. In addition, Prudential Annuities may take back XTra Credits associated with any Purchase Payment if (a) the XTra Credit was applied within twelve (12) months prior to the death of the Owner (or Annuitant if entity-owned) or (b) the XTra Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision.

   . In these situations, your Account Value could be substantially reduced. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal the amount of the XTra Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the XTra Credit amount.
   . If replacing an annuity, please consider all charges associated with that annuity. Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own. For more information on all available annuities, please see Appendix F of this prospectus.

 With respect to APEX II only:
   . For annuities issued on or after June 20, 2005, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 With respect to ASAP III only:
   . For annuities issued on or after February 13, 2006, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?
 We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II, and $15,000 for ASL II. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, the date the benefit is elected, or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 Adjusted Purchase Payments
 As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95th birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.

 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Enhanced Beneficiary Protection Death Benefit: We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity contract for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus)/SM//Guaranteed Return Option
 (GRO)(R)/Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO)/SM/:
 Each of GRO Plus, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program. Beginning in 2008, we introduced a new version of GRO Plus, called GRO Plus 2008 that we offer for new elections.


 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 Highest Daily Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Highest Daily Value Death Benefit ("HDV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.

 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.


 Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Spousal Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation. No CDSC applies to the ASL II Annuity.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.


 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    ASAP III

             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                                    APEX II

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies /2/:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
 2 In jurisdictions that have not yet approved this schedule, the schedule for Annuities issued prior to November 20, 2006 will apply.

----------------------------------------------------------------------------------------
                           OTHER TRANSACTION FEES AND CHARGES

                            (assessed against each Annuity)
----------------------------------------------------------------------------------------
   FEE/CHARGE        ASAP III           APEX II           ASL II              XT6
----------------------------------------------------------------------------------------
Transfer Fee /1/  $15.00 maximum    $15.00 maximum    $15.00 maximum    $15.00 maximum
                 currently, $10.00 currently, $10.00 currently, $10.00 currently, $10.00
----------------------------------------------------------------------------------------
Tax Charge /2/      0% to 3.5%        0% to 3.5%        0% to 3.5%        0% to 3.5%
----------------------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


-------------------------------------------------------------------------------------------------------------------
                                             PERIODIC FEES AND CHARGES

                                          (assessed against each Annuity)
-------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE               ASAP III               APEX II                 ASL II                  XT6
Annual Maintenance      Lesser of $35 or 2% of Lesser of $35 or 2% of Lesser of $35 or 2% of Lesser of $35 or 2% of
Fee /1/                   Account Value /2/      Account Value /2/      Account Value /2/        Account Value
                        -------------------------------------------------------------------------------------------
  Beneficiary
  Continuation
  Option Only            Lesser of $30 or 2%    Lesser of $30 or 2%    Lesser of $30 or 2%    Lesser of $30 or 2%
-------------------------------------------------------------------------------------------------------------------
ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
-------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE
Mortality & Expense             0.50%                  1.50%                  1.50%                  0.50%
Risk Charge /4/
-------------------------------------------------------------------------------------------------------------------
Administration                  0.15%                  0.15%                  0.15%                  0.15%
Charge /4/
-------------------------------------------------------------------------------------------------------------------
Distribution Charge /5/    0.60% in Annuity             N/A                    N/A              1.00% in Annuity
                              Years 1-8                                                            Years 1-10
-------------------------------------------------------------------------------------------------------------------
Settlement Service        1.40% (qualified);     1.40% (qualified);     1.40% (qualified);    1. 40% (qualified);
Charge /6/              1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)
-------------------------------------------------------------------------------------------------------------------
Total Annual Charges       1.25% in Annuity            1.65%                  1.65%             1.65% in Annuity
of the Sub-accounts           Years 1-8;                                                          Years 1-10;
(excluding settlement      0.65% in Annuity                                                     0.65% in Annuity
service charge)           Years 9 and later                                                    Years 11 and later
-------------------------------------------------------------------------------------------------------------------


 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.

 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.

 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


-------------------------------------------------------------------------------------------------------
                              YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
-------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                 OPTIONAL         TOTAL        TOTAL      TOTAL      TOTAL
                                         BENEFIT FEE/       ANNUAL      ANNUAL      ANNUAL    ANNUAL
                                            CHARGE        CHARGE /2/  CHARGE /2/  CHARGE /2/ CHARGE /2/
                                                         for ASAP III for APEX II for ASL II  for XT6
-------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO     0.75% maximum /3/    1.50%        1.90%      1.90%      1.90%
Plus                                     0.25% current
                                            charge
-------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008     0.75% maximum /3/    1.60%        2.00%      2.00%      2.00%
(GRO Plus 2008)                          0.35% current
                                            charge
-------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN        0.75% maximum /3/    1.60%        2.00%      2.00%      2.00%
OPTION (HD GRO)                          0.35% current
                                            charge
-------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT  1.00% maximum /3/    1.60%        2.00%      2.00%      2.00%
(GMWB)                                   0.35% current
                                            charge
-------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum /3/    1.25%        1.65%      1.65%      1.65%
(GMIB)                                   0.50% current    +0.50% of    +0.50% of  +0.50% of  +0.50% of
                                            charge           PIV          PIV        PIV        PIV
-------------------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT       1.50% maximum /3/    1.85%        2.25%      2.25%      2.25%
                                         0.60% current
                                            charge
-------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum /3/    2.00%        2.40%      2.40%      2.40%
                                         0.75% current
                                            charge
-------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum /3/    1.85%        2.25%      2.25%      2.25%
BENEFIT                                  0.60% current
                                            charge
-------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME    1.50% maximum /3/    1.25%        1.65%      1.65%      1.65%
BENEFIT                                  0.60% current    +0.60% of    +0.60% of  +0.60% of  +0.60% of
                                            charge           PWV          PWV        PWV        PWV
-------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN   1.50% maximum /3/    1.25%        1.65%      1.65%      1.65%
INCOME BENEFIT                           0.75% current    +0.75% of    +0.75% of  +0.75% of  +0.75% of
                                            charge           PWV          PWV        PWV        PWV
-------------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH        0.25%          1.50%        1.90%      1.90%      1.90%
BENEFIT
-------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH              0.25%          1.50%        1.90%      1.90%      1.90%
BENEFIT ("HAV")
-------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH         0.50%          1.75%        2.15%      2.15%      2.15%
BENEFIT
-------------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT            0.50%          1.75%        2.15%      2.15%      2.15%
("HDV")
-------------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-------------------------------------------------------------------------------------------------------



    HOW CHARGE IS DETERMINED
 1 Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    GRO PLUS 2008: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.

    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.
    Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.
    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For ASAP III, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For APEX II and ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.60% of PWV for HD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.60% of PWV for HD7 is in addition to 1.65% annual charge. For XT6, 0.60% of PWV for HD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For ASAP III, 0.75% of PWV for SHD7 is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.75% of PWV for SHD7 is in addition to 1.65% annual charge. For XT6, 0.75% of PWV for SHD7 is in addition to 1.65% in years 1-10 and 0.65% thereafter.
    Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For
    ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    Combination 5% roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For
    ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter.
    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, the 0.60% charge and 0.75% charge, respectively, is assessed against the Protected Withdrawal Value. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2007. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



               -------------------------------------------------
                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
               -------------------------------------------------
                                                 MINIMUM MAXIMUM
               -------------------------------------------------
               Total Portfolio Operating Expense  0.59%   2.11%
               -------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2007, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

-------------------------------------------------------------------------------------------------------
                           UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

               (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------
                                                          For the year ended December 31, 2007
                                                   ---------------------------------------------------
               UNDERLYING PORTFOLIO                                               Acquired      Total
                                                                                  Portfolio    Annual
                                                   Management  Other               Fees &     Portfolio
                                                    Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
-------------------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST Advanced Strategies                             0.85%     0.15%     0.00%      0.04%       1.04%
 AST Aggressive Asset Allocation /2/                 0.15%     0.03%     0.00%      0.96%       1.14%
 AST AllianceBernstein Core Value                    0.75%     0.11%     0.00%      0.00%       0.86%
 AST AllianceBernstein Growth & Income               0.75%     0.08%     0.00%      0.00%       0.83%
 AST American Century Income & Growth                0.75%     0.11%     0.00%      0.00%       0.86%
 AST American Century Strategic Allocation           0.85%     0.25%     0.00%      0.00%       1.10%
 AST Balanced Asset Allocation /2/                   0.15%     0.01%     0.00%      0.90%       1.06%
 AST Bond Portfolio 2015 /5/                         0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2018 /5/                         0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2019 /5/                         0.65%     0.99%     0.00%      0.00%       1.64%
 AST Capital Growth Asset Allocation /2/             0.15%     0.01%     0.00%      0.93%       1.09%
 AST CLS Growth Asset Allocation /2,5/               0.30%     0.36%     0.00%      0.99%       1.65%
 AST CLS Moderate Asset Allocation /2,5/             0.30%     0.36%     0.00%      0.91%       1.57%
 AST Cohen & Steers Realty Portfolio                 1.00%     0.12%     0.00%      0.00%       1.12%
 AST Conservative Asset Allocation /2/               0.15%     0.02%     0.00%      0.87%       1.04%
 AST DeAM Large-Cap Value                            0.85%     0.11%     0.00%      0.00%       0.96%
 AST DeAM Small-Cap Value                            0.95%     0.18%     0.00%      0.00%       1.13%
 AST Federated Aggressive Growth                     0.95%     0.11%     0.00%      0.00%       1.06%
 AST First Trust Balanced Target                     0.85%     0.11%     0.00%      0.00%       0.96%
 AST First Trust Capital Appreciation Target         0.85%     0.11%     0.00%      0.00%       0.96%
 AST Goldman Sachs Concentrated Growth               0.90%     0.10%     0.00%      0.00%       1.00%
 AST Goldman Sachs Mid-Cap Growth                    1.00%     0.12%     0.00%      0.00%       1.12%
 AST Goldman Sachs Small-Cap Value                   0.95%     0.13%     0.00%      0.00%       1.08%
 AST High Yield                                      0.75%     0.12%     0.00%      0.00%       0.87%
 AST Horizon Growth Asset Allocation /2,5/           0.30%     0.84%     0.00%      0.97%       2.11%
 AST Horizon Moderate Asset Allocation /2,5/         0.30%     0.57%     0.00%      0.90%       1.77%
 AST International Growth                            1.00%     0.11%     0.00%      0.00%       1.11%
 AST International Value                             1.00%     0.12%     0.00%      0.00%       1.12%
 AST Investment Grade Bond /5/                       0.65%     0.99%     0.00%      0.00%       1.64%
 AST JPMorgan International Equity                   0.87%     0.13%     0.00%      0.00%       1.00%
 AST Large-Cap Value                                 0.75%     0.08%     0.00%      0.00%       0.83%
 AST Lord Abbett Bond-Debenture                      0.80%     0.11%     0.00%      0.00%       0.91%
 AST Marsico Capital Growth                          0.90%     0.08%     0.00%      0.00%       0.98%
 AST MFS Global Equity                               1.00%     0.21%     0.00%      0.00%       1.21%
 AST MFS Growth                                      0.90%     0.12%     0.00%      0.00%       1.02%
 AST Mid-Cap Value                                   0.95%     0.14%     0.00%      0.00%       1.09%
 AST Money Market                                    0.50%     0.09%     0.00%      0.00%       0.59%
 AST Neuberger Berman Mid-Cap Growth                 0.90%     0.10%     0.00%      0.00%       1.00%
 AST Neuberger Berman Mid-Cap Value                  0.89%     0.10%     0.00%      0.00%       0.99%
 AST Neuberger Berman Small-Cap Growth               0.95%     0.12%     0.00%      0.00%       1.07%
 AST Niemann Capital Growth Asset Allocation /2,5/   0.30%     0.50%     0.00%      0.96%       1.76%
 AST PIMCO Limited Maturity Bond                     0.65%     0.11%     0.00%      0.00%       0.76%
 AST PIMCO Total Return Bond                         0.65%     0.09%     0.00%      0.00%       0.74%
 AST Preservation Asset Allocation/ 2/               0.15%     0.03%     0.00%      0.82%       1.00%
 AST QMA US Equity Alpha                             1.00%     0.63%     0.00%      0.00%       1.63%
 AST Small-Cap Growth                                0.90%     0.15%     0.00%      0.00%       1.05%
 AST Small-Cap Value                                 0.90%     0.10%     0.00%      0.00%       1.00%
 AST T. Rowe Price Asset Allocation                  0.85%     0.12%     0.00%      0.00%       0.97%
 AST T. Rowe Price Global Bond                       0.80%     0.13%     0.00%      0.00%       0.93%
 AST T. Rowe Price Large-Cap Growth                  0.88%     0.08%     0.00%      0.00%       0.96%
 AST T. Rowe Price Natural Resources                 0.90%     0.10%     0.00%      0.00%       1.00%

------------------------------------------------------------------------------------------------------------------
                                UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                    (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------
                                                                     For the year ended December 31, 2007
                                                              ---------------------------------------------------
                    UNDERLYING PORTFOLIO                                                     Acquired      Total
                                                                                             Portfolio    Annual
                                                              Management  Other               Fees &     Portfolio
                                                               Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
------------------------------------------------------------------------------------------------------------------
Advanced Series Trust continued
 AST UBS Dynamic Alpha Strategy                                 1.00%     0.13%     0.00%      0.02%       1.15%
 AST Western Asset Core Plus Bond /5/                           0.70%     0.10%     0.00%      0.02%       0.82%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
AIM Variable Insurance Funds /7, 8, 9/
 AIM V.I. Dynamics Fund - Series I shares                       0.75%     0.36%     0.00%      0.00%       1.11%
 AIM V.I. Financial Services Fund - Series I shares             0.75%     0.36%     0.00%      0.00%       1.11%
 AIM V.I. Global Health Care Fund - Series I shares             0.75%     0.32%     0.00%      0.01%       1.08%
 AIM V.I. Technology Fund - Series I shares                     0.75%     0.35%     0.00%      0.01%       1.11%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust /10/
 Growth                                                         0.70%     0.20%     0.00%      0.01%       0.91%
 International Equity                                           0.39%     0.24%     0.00%      0.00%       0.63%
 Omega                                                          0.52%     0.19%     0.00%      0.00%       0.71%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
First Defined Portfolio Fund, LLC
 First Trust(R) Target Focus Four /11/                          0.60%     1.07%     0.25%      0.00%       1.92%
 Global Dividend Target 15                                      0.60%     0.54%     0.25%      0.00%       1.39%
 NASDAQ(R) Target 15                                            0.60%     0.91%     0.25%      0.00%       1.76%
 S&P(R) Target 24                                               0.60%     0.70%     0.25%      0.00%       1.55%
 Target Managed VIP                                             0.60%     0.50%     0.25%      0.00%       1.35%
 The Dow(R) DART 10                                             0.60%     0.71%     0.25%      0.00%       1.56%
 The Dow(R) Target Dividend                                     0.60%     0.51%     0.25%      0.00%       1.36%
 Value Line(R) Target 25                                        0.60%     0.56%     0.25%      0.00%       1.41%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Templeton VIP Founding Funds Allocation Fund /12/     0.00%     0.41%     0.35%      0.65%       1.41%
  Management and administration fee waivers/reductions: 0.28%
  Net expenses after fee reimbursement/expense waiver: 1.13%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets Fund /13/                     1.05%     0.35%     0.25%        N/A       1.65%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
ProFund VP /14/
 Access VP High Yield                                           0.75%     0.88%     0.25%      0.00%       1.88%
 Asia 30                                                        0.75%     0.64%     0.25%      0.00%       1.64%
 Banks                                                          0.75%     0.91%     0.25%      0.00%       1.91%
 Basic Materials                                                0.75%     0.71%     0.25%      0.00%       1.71%
 Bear                                                           0.75%     0.70%     0.25%      0.00%       1.70%
 Biotechnology                                                  0.75%     0.76%     0.25%      0.00%       1.76%
 Bull                                                           0.75%     0.67%     0.25%      0.00%       1.67%
 Consumer Goods                                                 0.75%     0.82%     0.25%      0.00%       1.82%
 Consumer Services                                              0.75%     1.07%     0.25%      0.00%       2.07%
 Europe 30                                                      0.75%     0.66%     0.25%      0.00%       1.66%
 Financials                                                     0.75%     0.74%     0.25%      0.00%       1.74%
 Health Care                                                    0.75%     0.72%     0.25%      0.00%       1.72%
 Industrials                                                    0.75%     0.84%     0.25%      0.00%       1.84%
 Internet                                                       0.75%     0.75%     0.25%      0.00%       1.75%
 Japan                                                          0.75%     0.68%     0.25%      0.00%       1.68%
 Large-Cap Growth                                               0.75%     0.70%     0.25%      0.00%       1.70%
 Large-Cap Value                                                0.75%     0.72%     0.25%      0.00%       1.72%
 Mid-Cap Growth                                                 0.75%     0.70%     0.25%      0.00%       1.70%

-------------------------------------------------------------------------------------------------
                        UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

            (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------
                                                    For the year ended December 31, 2007
                                             ---------------------------------------------------
            UNDERLYING PORTFOLIO                                            Acquired      Total
                                                                            Portfolio    Annual
                                             Management  Other               Fees &     Portfolio
                                              Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
-------------------------------------------------------------------------------------------------
ProFund VP /14/ continued
 Mid-Cap Value                                 0.75%     0.72%     0.25%      0.00%       1.72%
 NASDAQ-100                                    0.75%     0.69%     0.25%      0.00%       1.69%
 Oil & Gas                                     0.75%     0.71%     0.25%      0.00%       1.71%
 Pharmaceuticals                               0.75%     0.73%     0.25%      0.00%       1.73%
 Precious Metals                               0.75%     0.70%     0.25%      0.00%       1.70%
 Real Estate                                   0.75%     0.73%     0.25%      0.00%       1.73%
 Rising Rates Opportunity                      0.75%     0.62%     0.25%      0.00%       1.62%
 Semiconductor                                 0.75%     0.83%     0.25%      0.00%       1.83%
 Short Mid-Cap                                 0.75%     0.78%     0.25%      0.00%       1.78%
 Short NASDAQ-100                              0.75%     0.71%     0.25%      0.00%       1.71%
 Short Small-Cap                               0.75%     0.66%     0.25%      0.00%       1.66%
 Small-Cap Growth                              0.75%     0.69%     0.25%      0.00%       1.69%
 Small-Cap Value                               0.75%     0.76%     0.25%      0.00%       1.76%
 Technology                                    0.75%     0.72%     0.25%      0.00%       1.72%
 Telecommunications                            0.75%     0.72%     0.25%      0.00%       1.72%
 U.S. Government Plus                          0.50%     0.68%     0.25%      0.00%       1.43%
 UltraBull                                     0.75%     0.68%     0.25%      0.00%       1.68%
 UltraMid-Cap                                  0.75%     0.69%     0.25%      0.00%       1.69%
 UltraNASDAQ-100                               0.75%     0.69%     0.25%      0.00%       1.69%
 UltraSmall-Cap                                0.75%     0.73%     0.25%      0.00%       1.73%
 Utilities                                     0.75%     0.72%     0.25%      0.00%       1.72%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
The Prudential Series Fund
 SP International Growth Portfolio             0.85%     0.09%     0.00%      0.00%       0.94%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust
 Wells Fargo Advantage VT Equity Income Fund   0.55%     0.24%     0.25%      0.00%       1.04%



 1 The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic and Tactical Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic and Tactical Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic and Tactical Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio and Tactical Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The Dynamic Asset Allocation Portfolios and Tactical Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money
    Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Natural
    Resources: 1.35%; AST International Growth: 1.75%.

 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Tactical Asset Allocation Portfolios and Western Asset Core Plus Bond Portfolio are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.
 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.
 7 The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (subject to certain exclusions) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.
 8 Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
 9 Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. The fee waivers reflect this agreement. This waiver agreement is in effect through at least
    April 30, 2009.
 10 The Total Annual Portfolio Operating Expenses excludes expense reductions. 11 Effective on or about November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio. The Portfolio's investment strategy was also changed. The above fees and expenses include the Portfolio's fees and expenses prior to the name change and change in investment strategy.
 12 Operating expenses are estimates based on Class 1 expenses for fiscal year ended December 31, 2007, except for 12b-1 fees which are based on the Class 4 maximum contractual amounts. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it will invest. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2007. Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee to assume as its own expense certain expenses otherwise payable by the Portfolio, excluding the portfolios' fees and expenses, so that direct operating expenses of the Portfolio do not exceed 0.13% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.
 13 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% for all share classes until May 1, 2009.
 14 ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% (1.33% for ProFund VP U.S. Government Plus and 1.30% for ProFund VP Money Market) through April 30, 2009. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

                               EXPENSE EXAMPLES


 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.


 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   . For each Sub-account charge, we deduct the current charge rather than any maximum charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
   . For the XT6 example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment**
   . For the APEX II example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total Purchase Payments made during the first four Annuity years
   . For the ASAP III example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total Purchase Payment made during the first four Annuity years.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** The Credit that is applied to Purchase Payments received after the first
    Annuity Year is less than 6.5% (see "How do I Receive Credits?")

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

 If you surrender your annuity at the end of the applicable time period: /1/


                                1 yr  3 yrs  5 yrs  10 yrs
                      ------------------------------------
                      ASAP III $1,271 $2,356 $3,374 $5,605
                      ------------------------------------
                      APEX II  $1,414 $2,551 $3,158 $6,107
                      ------------------------------------
                      ASL II     $632 $1,869 $3,074 $5,944
                      ------------------------------------
                      XT6/ 3/  $1,537 $2,759 $3,849 $6,426
                      ------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /2/


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       ASAP III  N/A $1,771 $2,924 $5,605
                       ----------------------------------
                       APEX II   N/A $1,921 $3,158 $6,107
                       ----------------------------------
                       ASL II   $632 $1,869 $3,074 $5,944
                       ----------------------------------
                       XT6 /3/   N/A    N/A $3,273 $6,330
                       ----------------------------------

 If you do not surrender your annuity:


                                1 yr 3 yrs  5 yrs  10 yrs
                       ----------------------------------
                       ASAP III $596 $1,771 $2,924 $5,605
                       ----------------------------------
                       APEX II  $649 $1,921 $3,158 $6,107
                       ----------------------------------
                       ASL II   $632 $1,869 $3,074 $5,944
                       ----------------------------------
                       XT6 /3/  $673 $1,991 $3,273 $6,330
                       ----------------------------------


 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years; if you own ASAP III or APEX II, you may not annuitize in the first Annuity Year.

 3 XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule.

                              INVESTMENT OPTIONS


 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please see the General Information section of this prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

 Effective May 1, 2004, the SP International Growth Portfolio (formerly the SP William Blair International Growth Portfolio) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/ or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP William Blair International Growth Sub-account.

 With respect to XT6, APEX II and ASL II: Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuities, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Account Value to the AST Goldman Sachs Small-Cap Value Sub-Account. The AST Goldman Sachs Small-Cap Value Portfolio is not available nor was it ever available under ASAP III.

 Either of these Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close this Sub-account to all Owners that owned the Annuity prior to the close date.


 For ASAP III, XT6, and ASL II Annuities issued beginning on May 26, 2008, we will significantly limit the Owner's ability to invest in the ProFund VP Portfolios. Specifically:
   . We will not permit those who acquire an ASAP III, XT6, or ASL II Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
   . Those who acquired an ASAP III, XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions; and
   . Those who currently hold an APEX II Annuity, or who acquire an APEX II Annuity after May 26, 2008, may invest in any ProFund VP Portfolio (except that beneficiaries who acquire an APEX II Annuity on or after May 26, 2008 under the Beneficiary Continuation Option may not invest in any ProFund VP Portfolio).

 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:



 Optional Benefit Name*                                Allowable Benefit Allocations:

 Lifetime Five Income Benefit                          AST Capital Growth Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                  AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit            AST Conservative Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit           AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit   AST First Trust Balanced Target Portfolio
 Highest Daily Value Death Benefit                     AST First Trust Capital Appreciation Target Portfolio
                                                       AST Advanced Strategies Portfolio
                                                       AST T. Rowe Price Asset Allocation Portfolio
                                                       AST UBS Dynamic Alpha Strategy Portfolio
                                                       AST American Century Strategic Allocation Portfolio
                                                       AST Niemann Capital Growth Asset Allocation Portfolio
                                                       AST CLS Growth Asset Allocation Portfolio
                                                       AST CLS Moderate Asset Allocation Portfolio
                                                       AST Horizon Growth Asset Allocation Portfolio
                                                       AST Horizon Moderate Asset Allocation Portfolio
                                                       Franklin Templeton VIP Founding Funds Allocation Fund
-                                                     --------------------------------------------------------

 Optional Benefit Name*                                All investment options permitted, EXCEPT these:
 Combo 5% Rollup & HAV Death Benefit                   ProFund VP UltraNASDAQ-100
 Guaranteed Minimum Income Benefit                     ProFund VP UltraSmall Cap
 Guaranteed Minimum Withdrawal Benefit                 ProFund VP Semiconductor
 GRO/GRO PLUS/GRO PLUS 2008                            ProFund VP Internet
 Highest Anniversary Value Death Benefit               ProFund VP UltraBull
 Highest Daily GRO                                     Value Line(R) Target 25
                                                       AIM VI Technology
                                                       ProFund VP Technology
                                                       NASDAQ(R) Target 15
                                                       ProFund VP Biotechnology
                                                       ProFund VP Short Small-Cap
                                                       Access VP High Yield
                                                       ProFund VP Short Mid-Cap
                                                       Evergreen VA Growth Fund
-                                                     --------------------------------------------------------

 Optional Benefit Name*                                Additional 5 investment options NOT permitted with GRO
                                                       Plus 2008 & Highest Daily GRO

                                                       ProFund VP Ultra Mid-Cap
                                                       ProFund VP Precious Metals
 GRO PLUS 2008                                         ProFund VP NASDAQ-100
 Highest Daily GRO                                     ProFund VP Asia 30
                                                       ProFund VP Short NASDAQ-100
--------------------------------------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

    -----------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
    -----------------------------------------------------------------------
                       ADVANCED SERIES TRUST
    -----------------------------------------------------------------------
      ASSET     AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA     seeks a high level of absolute            Management;
      TION/     return. The Portfolio invests           Marsico Capital
     BALANCED   primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
    -----------------------------------------------------------------------
      ASSET     AST Aggressive Asset Allocation          AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
       CAP      Portfolio: seeks long-term capital            L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    -----------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &         AllianceBernstein
       CAP      Income Portfolio: seeks long-term             L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
    -----------------------------------------------------------------------
      LARGE     AST American Century Income & Growth    American Century
       CAP      Portfolio: seeks capital growth with       Investment
      VALUE     current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
    -----------------------------------------------------------------------
      ASSET     AST American Century Strategic          American Century
     ALLOCA     Allocation Portfolio: seeks                Investment
      TION/     long-term capital growth with some      Management, Inc.
     BALANCED   regular income. The Portfolio will
                invest, under normal circumstances,
                in any type of U.S. or foreign
                equity security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing
                the equity portion of the Portfolio
                and diversify the Portfolio's
                investments among small, medium and
                large companies.
    -----------------------------------------------------------------------
      ASSET     AST Balanced Asset Allocation            AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
      TION/     potential total return consistent          Prudential
     BALANCED   with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                75% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                67.5% to 80%), and 25% of its net
                assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments (with a range of 20.0%
                to 32.5%).
    -----------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2015: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2015. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2018: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2018. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2019: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2019. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       ASSET      AST Capital Growth Asset Allocation    AST Investment
       ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent        Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%, and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
     ---------------------------------------------------------------------
       ASSET      AST CLS Growth Asset Allocation        CLS Investment
       ALLOCA     Portfolio: seeks the highest              Firm, LLC
       TION/      potential total return consistent
       GROWTH     with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 60% to 80% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 20% to 40% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
     ---------------------------------------------------------------------
       ASSET      AST CLS Moderate Asset Allocation      CLS Investment
       ALLOCA     Portfolio: seeks the highest              Firm, LLC
       TION/      potential total return consistent
       GROWTH     with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 40% to 60% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 40% to 60% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
     ---------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs).
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
     ---------------------------------------------------------------------
       ASSET      AST Conservative Asset Allocation      AST Investment
       ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/      potential total return consistent        Prudential
      BALANCED    with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
     ---------------------------------------------------------------------

   -------------------------------------------------------------------------
    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     LARGE     AST DeAM Large-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of capital by          Investment
     VALUE     investing primarily in the value            Management
               stocks of larger companies. The           Americas, Inc.
               Portfolio pursues its objective,
               under normal market conditions, by
               primarily investing at least 80% of
               the value of its assets in the
               equity securities of large-sized
               companies included in the Russell
               1000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 1000(R)
               Value Index, but which attempts to
               outperform the Russell 1000(R) Value
               Index through active stock selection.
   -------------------------------------------------------------------------
     SMALL     AST DeAM Small-Cap Value Portfolio:          Deutsche
      CAP      seeks maximum growth of investors'          Investment
     VALUE     capital by investing primarily in           Management
               the value stocks of smaller               Americas, Inc.
               companies. The Portfolio pursues its
               objective, under normal market
               conditions, by primarily investing
               at least 80% of its total assets in
               the equity securities of small-sized
               companies included in the Russell
               2000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 2000(R)
               Value Index, but which attempts to
               outperform the Russell 2000(R) Value
               Index.
   -------------------------------------------------------------------------
     SMALL     AST Federated Aggressive Growth          Federated Equity
      CAP      Portfolio: seeks capital growth. The        Management
    GROWTH     Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.;
               the over- the-counter-market. Small       Federated MDTA
               companies will be defined as                    LLC
               companies with market
               capitalizations similar to companies
               in the Russell 2000 Growth Index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Balanced Target         First Trust Advisors
    ALLOCA     Portfolio: seeks long-term capital             L.P.
     TION/     growth balanced by current income.
    BALANCED   The Portfolio seeks to achieve its
               objective by investing approximately
               65% in common stocks and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     ASSET     AST First Trust Capital Appreciation    First Trust Advisors
    ALLOCA     Target Portfolio: seeks long-term              L.P.
     TION/     capital growth. The Portfolio seeks
    BALANCED   to achieve its objective by
               investing approximately 80% in
               common stocks and 20% in fixed
               income securities. The portfolio
               allocates the equity portion of the
               portfolio across five uniquely
               specialized strategies - the Value
               Line(R) Target 25, the Global
               Dividend Target 15, the Target Small
               Cap, the Nasdaq(R) Target 15, and
               the NYSE(R) International Target 25.
               Each strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
     LARGE     AST Goldman Sachs Concentrated             Goldman Sachs
      CAP      Growth Portfolio: seeks long-term        Asset Management,
    GROWTH     growth of capital. The Portfolio               L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadviser believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadviser to
               be positioned for long-term growth.
   -------------------------------------------------------------------------

     ---------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      MID CAP   AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
      GROWTH    Portfolio: seeks long-term capital     Asset Management,
                growth. The Portfolio pursues its            L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Mid-cap Growth Index. The subadviser
                seeks to identify individual
                companies with earnings growth
                potential that may not be recognized
                by the market at large.
     ---------------------------------------------------------------------
      SMALL     AST Goldman Sachs Small-Cap Value        Goldman Sachs
       CAP      Portfolio: seeks long-term capital     Asset Management,
      VALUE     appreciation. The Portfolio will             L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets plus any
                borrowings for investment purposes
                in small capitalization companies.
                The 80% investment requirement
                applies at the time the Portfolio
                invests its assets. The Portfolio
                generally defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000 Value
                Index at the time of purchase.
     ---------------------------------------------------------------------
      FIXED     AST High Yield Portfolio: seeks        Pacific Investment
      INCOME    maximum total return, consistent          Management
                with preservation of capital and          Company LLC
                prudent investment management. The          (PIMCO)
                Portfolio invests, under normal
                circumstances, at least 80% of its
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in high yield,
                fixed-income securities that, at the
                time of purchase, are non-investment
                grade securities. Such securities
                are commonly referred to as "junk
                bonds".
     ---------------------------------------------------------------------
      ASSET     AST Horizon Growth Asset Allocation         Horizon
      ALLOCA    Portfolio: seeks the highest           Investments, LLC
      TION/     potential total return consistent
      GROWTH    with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
     ---------------------------------------------------------------------
      ASSET     AST Horizon Moderate Asset                  Horizon
      ALLOCA    Allocation Portfolio: seeks the        Investments, LLC
      TION/     highest potential total return
      GROWTH    consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
     ---------------------------------------------------------------------
      INTERNA   AST International Growth Portfolio:     Marsico Capital
      TIONAL    seeks long-term capital growth.        Management, LLC;
      EQUITY    Under normal circumstances, the         William Blair &
                Portfolio invests at least 80% of        Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
     ---------------------------------------------------------------------
      INTERNA   AST International Value Portfolio:         LSV Asset
      TIONAL    seeks long-term capital                   Management;
      EQUITY    appreciation. The Portfolio normally       Thornburg
                invests at least 80% of the               Investment
                Portfolio's assets in equity           Management, Inc.
                securities. The Portfolio will
                invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME    seeks the highest potential total         Investment
                return consistent with its specified   Management, Inc.
                level of risk tolerance to meet the
                parameters established to support
                the Highest Daily Lifetime Seven
                benefits and maintain liquidity to
                support changes in market conditions
                for a fixed duration (weighted
                average maturity) of about 6 years.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
     ---------------------------------------------------------------------
      INTERNA   AST JPMorgan International Equity         J.P. Morgan
      TIONAL    Portfolio: seeks long-term capital        Investment
      EQUITY    growth by investing in a diversified   Management, Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of
                the world. The equity securities
                will ordinarily be traded on a
                recognized foreign securities
                exchange or traded in a foreign
                over-the-counter market in the
                country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
     ---------------------------------------------------------------------
      LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
       CAP      current income and long-term growth     Management LLC;
      VALUE     of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management LLC;
                80% of its net assets in common           J.P. Morgan
                stocks of large capitalization            Investment
                companies. Large capitalization        Management, Inc.
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
     ---------------------------------------------------------------------
      FIXED     AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
      INCOME    Portfolio: seeks high current income          LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may also
                make significant investments in
                mortgage-backed securities. Although
                the Portfolio expects to maintain a
                weighted average maturity in the
                range of five to twelve years, there
                are no restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities.
     ---------------------------------------------------------------------
      LARGE     AST Marsico Capital Growth              Marsico Capital
       CAP      Portfolio: seeks capital growth.        Management, LLC
      GROWTH    Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
     ---------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      INTERNA   AST MFS Global Equity Portfolio:          Massachusetts
      TIONAL    seeks capital growth. Under normal      Financial Services
      EQUITY    circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
     ----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks           Massachusetts
       CAP      long-term capital growth and future,    Financial Services
      GROWTH    rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
     ----------------------------------------------------------------------
      MID CAP   AST Mid Cap Value Portfolio: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
     ----------------------------------------------------------------------
      FIXED     AST Money Market Portfolio: seeks          Prudential
      INCOME    high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
     ----------------------------------------------------------------------
      MID CAP   AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
      GROWTH    Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
     ----------------------------------------------------------------------
      MID CAP   AST Neuberger Berman Mid-Cap Value      Neuberger Berman
      VALUE     Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
     ----------------------------------------------------------------------
      SMALL     AST Neuberger Berman Small-Cap          Neuberger Berman
       CAP      Growth Portfolio: seeks maximum          Management Inc.
      GROWTH    growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
     ----------------------------------------------------------------------
      ASSET     AST Niemann Capital Growth Asset         Neimann Capital
      ALLOCA    Allocation Portfolio: seeks the          Management Inc.
      TION/     highest potential total return
      GROWTH    consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Total Return Bond            Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation       AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
       TION/     potential total return consistent         Prudential
      BALANCED   with its specified level of risk       Investments LLC/
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       LARGE     AST QMA US Equity Portfolio              Quantitative
        CAP      (formerly known as AST                    Management
       BLEND     AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Value Portfolio: seeks      ClearBridge
        CAP      to provide long-term capital growth     Advisors, LLC;
       VALUE     by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
     ----------------------------------------------------------------------
       ASSET     AST T. Rowe Price Asset Allocation       T. Rowe Price
      ALLOCA     Portfolio: seeks a high level of       Associates, Inc.
       TION/     total return by investing primarily
      BALANCED   in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
     ----------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
    ------------------------------------------------------------------------
      LARGE      AST T. Rowe Price Large-Cap Growth       T. Rowe Price
       CAP       Portfolio: seeks long-term growth of    Associates, Inc.
      GROWTH     capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
    ------------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assts in
                 natural resource companies. The
                 Portfolio may also invest in
                 non-resource companies with the
                 potential for growth. The Portfolio
                 looks for companies that have the
                 ability to expand production, to
                 maintain superior exploration
                 programs and production facilities,
                 and the potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
    ------------------------------------------------------------------------
      ASSET      AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
      ALLOCA     seeks to maximize total return,            Management
      TION/      consisting of capital appreciation      (Americas) Inc.
     BALANCED    and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
    ------------------------------------------------------------------------
      FIXED      AST Western Asset Core Plus Bond         Western Asset
      INCOME     Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
    ------------------------------------------------------------------------
                      THE PRUDENTIAL SERIES FUND
    ------------------------------------------------------------------------
     INTERNA     SP International Growth Portfolio:      Marsico Capital
      TIONAL     seeks long-term capital                 Management, LLC;
      EQUITY     appreciation. The Portfolio invests     William Blair &
                 primarily in equity-related              Company, LLC.
                 securities of foreign issuers. The
                 Portfolio invests primarily in the
                 common stock of large and
                 medium-sized foreign companies,
                 although it may also invest in
                 companies of all sizes. Under normal
                 circumstances, the Portfolio invests
                 at least 65% of its total assets in
                 common stock of foreign companies
                 operating or based in at least five
                 different countries, which may
                 include countries with emerging
                 markets. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth
                 potential.
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
       TYPE                                                  ADVISOR/
                                                            SUB-ADVISOR
    ------------------------------------------------------------------------
                     AIM VARIABLE INSURANCE FUNDS
    ------------------------------------------------------------------------
     MID CAP     AIM Variable Insurance Funds - AIM      Advisor: Invesco
      GROWTH     V.I. Dynamics Fund - Series I           Aim Advisors, Inc.
                 shares: The investment objective is       Sub-advisor:
                 long-term capital growth. The           Advisory entities
                 Portfolio pursues its objective by       affiliated with
                 normally investing at least 65% of         Invesco Aim
                 its assets in equity securities of       Advisors, Inc.
                 mid-sized companies that are
                 included in the Russell Midcap(R)
                 Growth Index at the time of purchase.
    ------------------------------------------------------------------------
     SPECIALTY   AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Financial Services Fund -          Aim Advisors, Inc.
                 Series I shares: The investment           Sub-advisor:
                 objective is capital growth. The        Advisory entities
                 Portfolio normally invests at least      affiliated with
                 80% of its net assets, plus the            Invesco Aim
                 amount of any borrowings for             Advisors, Inc.
                 investment purposes, in equity
                 securities of issuers engaged
                 primarily in financial
                 services-related industries.
    ------------------------------------------------------------------------
     SPECIALTY   AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Global Health Care Fund -          Aim Advisors, Inc.
                 Series I shares: The investment           Sub-advisor:
                 objective is capital growth. The        Advisory entities
                 Portfolio normally invests at least      affiliated with
                 80% of its net assets in securities        Invesco Aim
                 of health care industry companies.       Advisors, Inc.
    ------------------------------------------------------------------------
     SPECIALTY   AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Technology Fund - Series I         Aim Advisors, Inc.
                 shares: The investment objective is
                 capital growth. The Portfolio
                 normally invests at least 80% of its
                 net assets, plus the amount of any
                 borrowings for investment purposes,
                 in equity securities and
                 equity-related instruments of
                 companies engaged in
                 technology-related industries.
                 Companies in technology-related
                 industries include, but are not
                 limited to, those involved in the
                 design, manufacture, distribution,
                 licensing, or provision of various
                 applied technologies, hardware,
                 software, semiconductors,
                 telecommunications equipment and
                 services and service-related
                 companies in information technology.
    ------------------------------------------------------------------------
                   EVERGREEN VARIABLE ANNUITY TRUST
    ------------------------------------------------------------------------
      SMALL      Evergreen VA Growth: seeks long-term        Evergreen
       CAP       capital growth. The Portfolio              Investment
      GROWTH     invests at least 75% of its assets         Management
                 in common stocks of small- and            Company, LLC
                 medium-sized companies (i.e.,
                 companies whose market
                 capitalizations fall within the
                 market capitalization range of the
                 companies tracked by the Russell
                 2000(R) Growth Index, measured at
                 the time of purchase). The remaining
                 portion of the Portfolio's assets
                 may be invested in companies of any
                 size. The Portfolio's managers
                 employ a growth-style of equity
                 management and will generally seek
                 to purchase stocks of companies that
                 have demonstrated earnings growth
                 potential which they believe is not
                 yet reflected in the stock's market
                 price. The Portfolio's managers
                 consider potential earnings growth
                 above the average earnings growth of
                 companies included in the Russell
                 2000(R) Growth Index as a key factor
                 in selecting investments.
    ------------------------------------------------------------------------
     INTERNA     Evergreen VA International Equity:          Evergreen
      TIONAL     seeks long-term capital growth and         Investment
      EQUITY     secondarily, modest income. The            Management
                 Portfolio will normally invest at         Company, LLC
                 least 80% of its assets in equity
                 securities issued by, in the
                 manager's opinion, established and
                 quality non-U.S. companies located
                 in countries with developed markets.
                 The Portfolio may purchase
                 securities across all market
                 capitalizations. The Portfolio
                 normally invests at least 65% of its
                 assets in securities of companies in
                 at least three countries (other than
                 the U.S.). The Portfolio may also
                 invest in emerging markets. The
                 Portfolio's managers seek both
                 growth and value opportunities For
                 growth investments, the Portfolio's
                 manager seeks, among other things,
                 good business models, good
                 management and growth in cash flows.
                 For value investments, the
                 Portfolio's manager seeks, among
                 other things, companies that are
                 undervalued in the marketplace
                 compared to their assets. The
                 Portfolio normally intends to seek
                 modest income from dividends paid by
                 its equity holdings. Other than cash
                 and cash equivalents, the Portfolio
                 intends to invest substantially all
                 of its assets in the securities of
                 non-U.S. issuers.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
    SPECIALTY   Evergreen VA Omega: seeks long-term         Evergreen
                capital growth. The Portfolio              Investment
                invests primarily, and under normal        Management
                conditions substantially all of its       Company, LLC
                assets, in common stocks of U.S.
                companies across any market
                capitalizations. The Portfolio's
                manager employs a growth style of
                equity management that seeks to
                emphasizes companies with cash flow
                growth, sustainable competitive
                advantages, returns on invested
                capital above their cost of capital
                and the ability to manage for
                profitable growth that can create
                long-term value for shareholders.
   -------------------------------------------------------------------------
                 FIRST DEFINED PORTFOLIO FUND, LLC
   -------------------------------------------------------------------------
    SPECIALTY   First Trust Target Focus Four          First Trust Advisors
                Portfolio (formerly, First Trust 10           L.P.
                Uncommon Values Portfolio): seeks to
                provide above-average capital
                appreciation. The Portfolio seeks to
                achieve its objective by investing
                in the common stocks of companies
                which are selected by applying four
                separate uniquely specialized
                strategies. (the "Focus Four
                Strategy"). The Focus Four Strategy
                adheres to a disciplined investment
                process that targets the following
                four strategies: The Dow(R) Target
                Dividend Strategy, Value Line(R)
                Target 25 Strategy, S&P Target SMid
                60 Strategy, and NYSE(R)
                International Target 25 Strategy.
   -------------------------------------------------------------------------
    SPECIALTY   Global Dividend Target 15 Portfolio:   First Trust Advisors
                seeks to provide above-average total          L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the companies which are
                components of the Dow Jones
                Industrial Average/sm/ ("DJIA/sm/"),
                the Financial Times Industrial
                Ordinary Share Index ("FT Index")
                and the Hang Seng Index. The
                Portfolio primarily consists of
                common stocks of the five companies
                with the lowest per share stock
                prices of the ten companies in each
                of the DJIA/sm/, FT Index and Hang
                Seng Index, respectively, that have
                the highest dividend yields in the
                respective index on or about the
                applicable stock selection date.
                Each security is initially equally
                weighted in the portfolio.
   -------------------------------------------------------------------------
    SPECIALTY   NASDAQ(R) Target 15 Portfolio: seeks   First Trust Advisors
                to provide above-average total                L.P.
                return. Beginning with the stocks in
                the NASDAQ-100 Index(R) on or about
                the applicable stock selection date,
                the Portfolio selects fifteen stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
   -------------------------------------------------------------------------
    SPECIALTY   S&P(R) Target 24 Portfolio: seeks to   First Trust Advisors
                provide above-average total return.           L.P.
                Beginning with the stocks in the
                Standard & Poor's 500 Index ("S&P
                500 Index"), on or about the
                applicable stock selection date, the
                Portfolio selects three stocks from
                each of the eight largest economic
                sectors of the S&P 500 Index. The
                twenty four stocks are selected
                based on a multi-factor model and a
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
   -------------------------------------------------------------------------
    SPECIALTY   Target Managed VIP Portfolio: seeks    First Trust Advisors
                to provide above-average total                L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks of the companies
                that are identified based on six
                uniquely specialized strategies -
                The Dow(R) DART 5, the European
                Target 20, the NASDAQ(R) Target 15,
                the S&P(R) Target 24, the Target
                Small-Cap and the Value Line(R)
                Target 25. Each strategy employs a
                quantitative approach by screening
                common stocks for certain attributes
                and/or using a multi-factor scoring
                system to select the common stocks.
   -------------------------------------------------------------------------
    SPECIALTY   The Dow(R) Target Dividend             First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average total return. The
                Portfolio seeks to achieve its
                objective by investing in common
                stocks issued by companies that are
                expected to provide income and to
                have the potential for capital
                appreciation. Beginning with the
                stocks in The Dow Jones Select
                Dividend Index/sm/, on or about the
                applicable stock selection date, the
                Portfolio selects twenty common
                stocks based on a multi-factor
                model. Each security is initially
                equally weighted in the portfolio.
   -------------------------------------------------------------------------
    SPECIALTY   The Dow(R) DART 10 Portfolio: seeks    First Trust Advisors
                to provide above-average total                L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the ten companies in the
                DJIA that have the highest combined
                dividend yields and buyback ratios
                on or about the applicable stock
                selection date. Each security is
                initially equally weighted in the
                portfolio.
   -------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
      TYPE                                                   ADVISOR/
                                                            SUB-ADVISOR
   --------------------------------------------------------------------------
    SPECIALTY   Value Line(R) Target 25 Portfolio:      First Trust Advisors
                seeks to provide above-average                 L.P.
                capital appreciation. The Portfolio
                seeks to achieve its objective by
                investing in 25 of the 100 common
                stocks that Value Line(R) gives a #1
                ranking for Timelines/tm/ which have
                recently exhibited certain positive
                financial attributes. Value Line(R)
                ranks approximately 1,700 stocks of
                which 100 are given their #1 ranking
                for Timeliness(TM) which measures
                Value Line's view of their probable
                price performance during the next
                six to 12 months relative to the
                others. Beginning with the 100
                stocks that Value Line(R) ranks #1
                for Timeliness(TM), on or about the
                applicable stock selection date, the
                Portfolio selects twenty five stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
   --------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
   --------------------------------------------------------------------------
    MODERATE    Franklin Templeton Founding Funds       Franklin Templeton
     ALLOCA     Allocation Fund: Seeks capital             Services, LLC
      TION      appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
   --------------------------------------------------------------------------
                NATIONWIDE VARIABLE INSURANCE TRUST
   --------------------------------------------------------------------------
    INTERNA     Gartmore NVIT Developing Markets          NWD Management
     TIONAL     Fund: seeks long-term capital            & Research Trust/
     EQUITY     appreciation, under normal                Gartmore Global
                conditions by investing at least 80%         Partners
                of the value of its net assets in
                equity securities of companies of
                any size based in the world's
                developing market countries. Under
                normal market conditions,
                investments are maintained in at
                least six countries at all times
                with no more than 35% of the value
                of its net assets invested in
                securities of any one country.
   --------------------------------------------------------------------------
                             PROFUND VP
   --------------------------------------------------------------------------
    Each ProFund VP portfolio described below pursues an investment strategy that seeks to provide daily investment results, before fees and expenses, that match a widely followed index, increased by a specified factor relative to the index, or that match the inverse of the index or the inverse of the index multiplied by a specified factor. The investment strategy of some of the portfolios may magnify (both positively and negatively) the daily investment results of the applicable index. It is recommended that only those Annuity Owners who engage a financial advisor to allocate their account value using a strategic or tactical asset allocation strategy invest in these portfolios. The Portfolios are arranged based on the index on which its investment strategy is based.
   --------------------------------------------------------------------------
    SPECIALTY   ProFund VP Bull: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                daily performance of the S&P 500(R)
                Index.
   --------------------------------------------------------------------------
    SPECIALTY   ProFund VP Bear: seeks daily             ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to the
                inverse (opposite) of the daily
                performance of the S&P 500(R) Index.
                If ProFund VP Bear is successful in
                meeting its objective, its net asset
                value should gain approximately the
                same amount, on a percentage basis,
                as any decrease in the S&P 500(R)
                Index when the Index declines on a
                given day. Conversely, its net asset
                value should lose approximately the
                same amount, on a percentage basis,
                as any increase in the Index when
                the Index rises on a given day.
   --------------------------------------------------------------------------
    SPECIALTY   ProFund VP UltraBull: seeks daily        ProFund Advisors
                investment results, before fees and             LLC
                expenses, that correspond to twice
                (200%) the daily performance of the
                S&P 500(R) Index. If ProFund VP
                UltraBull is successful in meeting
                its objective, its net asset value
                should gain approximately twice as
                much, on a percentage basis, as the
                S&P 500(R) Index when the Index
                rises on a given day. Conversely,
                its net asset value should lose
                approximately twice as much, on a
                percentage basis, as the Index when
                the Index declines on a given day.
   --------------------------------------------------------------------------
    The S&P 500(R) Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITS selected by an S&P U.S. Index Committee through a non- mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
   --------------------------------------------------------------------------

     ------------------------------------------------------------------------
       STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                                  ADVISOR/
                                                             SUB-ADVISOR
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP NASDAQ-100 (formerly         ProFund Advisors
                   known as ProFund VP OTC): seeks               LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to the daily performance of the
                   NASDAQ-100 Index(R).
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Short NASDAQ-100             ProFund Advisors
                   (formerly known as ProFund VP Short           LLC
                   OTC): seeks daily investment
                   results, before fees and expenses,
                   that correspond to the inverse
                   (opposite) of the daily performance
                   of the NASDAQ-100 Index(R). If
                   ProFund VP Short OTC is successful
                   in meeting its objective, its net
                   asset value should gain
                   approximately the same amount, on a
                   percentage basis, as any decrease in
                   the NASDAQ-100 Index(R) when the
                   Index declines on a given day.
                   Conversely, its net asset value
                   should lose approximately the same
                   amount, on a percentage basis, as
                   any increase in the Index when the
                   Index rises on a given day.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP UltraNASDAQ-100 (formerly    ProFund Advisors
                   known as ProFund VP UltraOTC): seeks          LLC
                   daily investment results, before
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the NASDAQ-100
                   Index(R). If ProFund VP UltraOTC is
                   successful in meeting its objective,
                   its net asset value should gain
                   approximately twice as much, on a
                   percentage basis, as the NASDAQ-100
                   Index(R) when the Index rises on a
                   given day. Conversely, its net asset
                   value should lose approximately
                   twice as much, on a percentage
                   basis, as the Index when the Index
                   declines on a given day.
     ------------------------------------------------------------------------
      The NASDAQ-100 Index(R) includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock
      Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and "seasoning" requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly and ongoing basis.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP UltraSmall-Cap: seeks        ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to twice (200%) the daily
                   performance of the Russell 2000(R)
                   Index. If ProFund VP UltraSmall-Cap
                   is successful in meeting its
                   objective, its net asset value
                   should gain approximately twice as
                   much, on a percentage basis, as the
                   Russell 2000 Index(R) when the Index
                   rises on a given day. Conversely,
                   its net asset value should lose
                   approximately twice as much, on a
                   percentage basis, as the Index when
                   the Index declines on a given day.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Short Small-Cap: seeks       ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the Russell
                   2000(R) Index. If ProFund VP Short
                   Small-Cap is successful in meeting
                   its objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the Russell 2000
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
     ------------------------------------------------------------------------
      The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the
      Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP UltraMid-Cap: seeks daily    ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to twice
                   (200%) the daily performance of the
                   S&P MidCap 400 Index(R). If ProFund
                   VP UltraMid-Cap is successful in
                   meeting its objective, its net asset
                   value should gain approximately
                   twice as much, on a percentage
                   basis, as the S&P MidCap 400 Index
                   when the Index rises on a given day.
                   Conversely, its net asset value
                   should lose approximately twice as
                   much, on a percentage basis, as the
                   Index when the Index declines on a
                   given day.
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
       STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                                  ADVISOR/
                                                             SUB-ADVISOR
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Short Mid-Cap: seeks         ProFund Advisors
                   daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the inverse (opposite) of the
                   daily performance of the S&P MidCap
                   400 Index(R). If ProFund VP Short
                   Mid-Cap is successful in meeting its
                   objective, its net asset value
                   should gain approximately the same
                   amount, on a percentage basis, as
                   any decrease in the S&P MidCap 400
                   Index when the Index declines on a
                   given day. Conversely, its net asset
                   value should lose approximately the
                   same amount, on a percentage basis,
                   as any increase in the Index when
                   the Index rises on a given day.
     ------------------------------------------------------------------------
      The S&P MidCap 400 Index is a measure of mid-size company U.S.
      stock market performance. It is a float-adjusted market
      capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the
      S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis.
     ------------------------------------------------------------------------
       SMALL       ProFund VP Small-Cap Value: seeks       ProFund Advisors
        CAP        daily investment results, before              LLC
       VALUE       fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Value
                   Index(R). The S&P SmallCap
                   600/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the value end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
     ------------------------------------------------------------------------
       SMALL       ProFund VP Small-Cap Growth: seeks      ProFund Advisors
        CAP        daily investment results, before              LLC
       GROWTH      fees and expenses, that correspond
                   to the daily performance of the S&P
                   SmallCap 600/Citigroup Growth
                   Index(R). The S&P SmallCap
                   600/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of small-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P SmallCap
                   600 Index that have been identified
                   as being on the growth end of the
                   growth-value spectrum. (Note: The
                   S&P SmallCap 600 Index is a measure
                   of small-cap company U.S. stock
                   market performance. It is a float
                   adjusted market capitalization
                   weighted index of 600 U.S. operating
                   companies. Securities are selected
                   for inclusion in the index by an S&P
                   committee through a nonmechanical
                   process that factors criteria such
                   as liquidity, price, market
                   capitalization, financial viability,
                   and public float.)
     ------------------------------------------------------------------------
      The S&P SmallCap 600 Index is a measure of small-cap company U.S.
      stock market performance. It is a float adjusted market
      capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a nonmechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.
     ------------------------------------------------------------------------
       LARGE       ProFund VP Large-Cap Value: seeks       ProFund Advisors
        CAP        daily investment results, before              LLC
       VALUE       fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Value Index(R). The
                   S&P 500/Citigroup Value Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "value" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the value end of the growth value
                   spectrum.
     ------------------------------------------------------------------------
       LARGE       ProFund VP Large-Cap Growth: seeks      ProFund Advisors
        CAP        daily investment results, before              LLC
       GROWTH      fees and expenses, that correspond
                   to the daily performance of the S&P
                   500/Citigroup Growth Index(R). The
                   S&P 500/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of large-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P 500 Index
                   that have been identified as being
                   on the growth end of the
                   growth-value spectrum.
     ------------------------------------------------------------------------
      The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth"
      performance. It is an unmanaged float adjusted market
      capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.
     ------------------------------------------------------------------------

     ------------------------------------------------------------------------
       STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                                  ADVISOR/
                                                             SUB-ADVISOR
     ------------------------------------------------------------------------
      MID CAP      ProFund VP Mid-Cap Value: seeks         ProFund Advisors
       VALUE       daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Value Index(R).
                   The S&P MidCap 400/Citigroup Value
                   Index is designed to provide a
                   comprehensive measure of mid-cap
                   U.S. equity "value" performance. It
                   is an unmanaged float adjusted
                   market capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the value end of the
                   growth-value spectrum.
     ------------------------------------------------------------------------
      MID CAP      ProFund VP Mid-Cap Growth: seeks        ProFund Advisors
       GROWTH      daily investment results, before              LLC
                   fees and expenses, that correspond
                   to the daily performance of the S&P
                   MidCap 400/Citigroup Growth
                   Index(R). The S&P MidCap
                   400/Citigroup Growth Index is
                   designed to provide a comprehensive
                   measure of mid-cap U.S. equity
                   "growth" performance. It is an
                   unmanaged float adjusted market
                   capitalization weighted index
                   comprised of stocks representing
                   approximately half the market
                   capitalization of the S&P MidCap 400
                   Index that have been identified as
                   being on the growth end of the
                   growth-value spectrum.
     ------------------------------------------------------------------------
      The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity "value" performance.
      It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Asia 30: seeks daily         ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Asia 30 Index. The ProFunds Asia 30
                   Index, created by ProFund Advisors,
                   is composed of 30 companies whose
                   principal offices are located in the
                   Asia/Pacific region, excluding
                   Japan, and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depository receipts or
                   ordinary shares. The component
                   companies in the ProFunds Asia 30
                   Index are determined annually based
                   upon their U.S. dollar-traded
                   volume. Their relative weights are
                   determined based on the modified
                   market capitalization method.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Europe 30: seeks daily       ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Europe 30 Index. The ProFunds Europe
                   30 Index, created by ProFund
                   Advisors, is composed of companies
                   whose principal offices are located
                   in Europe and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depositary receipts or
                   ordinary shares. The component
                   companies in the ProFunds Europe 30
                   Index are determined annually based
                   upon their U.S. dollar- traded
                   volume. Their relative weights are
                   determined based on a modified
                   market capitalization method.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Japan: seeks daily           ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the Nikkei 225
                   Stock Average. The Fund determines
                   its success in meeting this
                   investment objective by comparing
                   its daily return on a given day with
                   the daily performance of the
                   dollar-denominated Nikkei 225
                   futures contracts traded in the
                   United States. The Fund seeks to
                   provide a return consistent with an
                   investment in the component equities
                   in the Nikkei 225 Stock Average
                   hedged to U.S. dollars.
     ------------------------------------------------------------------------
      The Nikkei 225 Stock Average ("Nikkei" ) is a modified
      price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange (TSE). The Nikkei is calculated from the prices of the 225
      TSE First Section stocks selected to represent a broad
      cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index's historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index.
     ------------------------------------------------------------------------
      SPECIALTY    ProFund VP Banks: seeks daily           ProFund Advisors
                   investment results, before fees and           LLC
                   expenses, that correspond to the
                   daily performance of the Dow Jones
                   U.S. Banks Index. The Dow Jones U.S.
                   Banks Index measures the performance
                   of the banking sector of the U.S.
                   equity market. Component companies
                   include regional and major U.S.
                   domiciled banks engaged in a wide
                   range of financial services,
                   including retail banking, loans and
                   money transmissions.
     ------------------------------------------------------------------------

     ---------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Basic Materials: seeks      ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Basic Materials Index.
                  The Dow Jones U.S. Basic Materials
                  Index measures the performance of
                  the basic materials industry of the
                  U.S. equity market. Component
                  companies are involved in the
                  production of aluminum, steel, non
                  ferrous metals, commodity chemicals,
                  specialty chemicals, forest
                  products, paper products, as well as
                  the mining of precious metals and
                  coal.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Biotechnology: seeks        ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Biotechnology Index. The
                  Dow Jones U.S. Biotechnology Index
                  measures the performance of the
                  biotechnology subsector of the U.S.
                  equity market. Component companies
                  engage in research and development
                  of biological substances for drug
                  discovery and diagnostic
                  development. These companies derive
                  most of their revenue from the sale
                  of licensing of drugs and diagnostic
                  tools.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Goods Index. The
                  Dow Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of
                  the U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco
                  products, clothing, accessories and
                  footwear.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before             LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Consumer Services Index.
                  The Dow Jones U.S. Consumer Services
                  Index measures the performance of
                  consumer spending in the services
                  industry of the U.S. equity market.
                  Component companies include
                  airlines, broadcasting and
                  entertainment, apparel and broadline
                  retailers, food and drug retailers,
                  media agencies, publishing,
                  gambling, hotels, restaurants and
                  bars, and travel and tourism.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Index. The Dow Jones
                  U.S. Financials Index measures the
                  performance of the financial
                  services industry of the U.S. equity
                  market. Component companies include
                  regional banks; major U.S. domiciled
                  international banks; full line,
                  life, and property and casualty
                  insurance companies; companies that
                  invest, directly or indirectly in
                  real estate; diversified financial
                  companies such as Fannie Mae, credit
                  card issuers, check cashing
                  companies, mortgage lenders and
                  investment advisers; securities
                  brokers and dealers, including
                  investment banks, merchant banks and
                  online brokers; and publicly traded
                  stock exchanges.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow
                  Jones U.S. Health Care Index
                  measures the performance of the
                  healthcare industry of the U.S.
                  equity market. Component companies
                  include health care providers,
                  biotechnology companies, medical
                  supplies, advanced medical devices
                  and pharmaceuticals.
     ---------------------------------------------------------------------
      SPECIALTY   ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and          LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow
                  Jones U.S. Industrials Index
                  measures the performance of the
                  industrial industry of the U.S.
                  equity market. Component companies
                  include building materials, heavy
                  construction, factory equipment,
                  heavy machinery, industrial
                  services, pollution control,
                  containers and packaging, industrial
                  diversified, air freight, marine
                  transportation, railroads, trucking,
                  land-transportation equipment,
                  shipbuilding, transportation
                  services, advanced industrial
                  equipment, electric components and
                  equipment, and aerospace.
     ---------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
        TYPE                                                 ADVISOR/
                                                            SUB-ADVISOR
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Internet: seeks daily        ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Composite Internet Index. The Dow
                  Jones Composite Internet Index
                  measures the performance of stocks
                  in the U.S. equity markets that
                  generate the majority of their
                  revenues from the Internet. The
                  Index is composed of two sub-groups:
                  Internet Commerce - companies that
                  derive the majority of their
                  revenues from providing goods and/or
                  services through an open network,
                  such as a web site. Internet
                  Services - companies that derive the
                  majority of their revenues from
                  providing access to the Internet or
                  providing services to people using
                  the Internet.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Oil & Gas: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas Index. The Dow Jones
                  U.S. Oil & Gas Index measures the
                  performance of the oil and gas
                  industry of the U.S. equity market.
                  Component companies include oil
                  drilling equipment and services, oil
                  companies-major, oil
                  companies-secondary, pipelines,
                  liquid, solid or gaseous fossil fuel
                  producers and service companies.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Pharmaceuticals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Pharmaceuticals Index.
                  The Dow Jones U.S. Pharmaceuticals
                  Index measures the performance of
                  the pharmaceuticals subsector of the
                  U.S. equity market. Component
                  companies include the makers of
                  prescription and over-the-counter
                  drugs such as birth control pills,
                  vaccines, aspirin and cold remedies.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Precious Metals: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones Precious Metals Index. The Dow
                  Jones Precious Metals Index measures
                  the performance of the precious
                  metals mining industry. Component
                  companies include leading miners and
                  producers of gold, silver and
                  platinum-group metals whose
                  securities are available to U.S.
                  investors during U.S. trading hours.
                  It is a float-adjusted
                  market-capitalization weighted index.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Real Estate: seeks daily     ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow
                  Jones U.S. Real Estate Index
                  measures the performance of the real
                  estate sector of the U.S. equity
                  market. Component companies include
                  those that invest directly or
                  indirectly through development,
                  management or ownership of shopping
                  malls, apartment buildings and
                  housing developments; and real
                  estate investment trusts ("REITs")
                  that invest in apartments, office
                  and retail properties. REITs are
                  passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Semiconductor: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Semiconductosr Index. The
                  Dow Jones U.S. Semiconductors Index
                  measures the performance of the
                  semiconductor subsector of the U.S.
                  equity market. Component companies
                  are engaged in the production of
                  semiconductors and other integrated
                  chips, as well as other related
                  products such as semiconductor
                  capital equipment and mother-boards.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Technology: seeks daily      ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Technology Index. The Dow Jones
                  U.S. Technology Index measures the
                  performance of the technology
                  industry of the U.S. equity market.
                  Component companies include those
                  involved in computers and office
                  equipment, software, communications
                  technology, semiconductors,
                  diversified technology services and
                  Internet services.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Telecommunications: seeks    ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the daily performance of the Dow
                  Jones U.S. Telecommunications Index.
                  The Dow Jones U.S.
                  Telecommunications Index measures
                  the performance of the
                  telecommunications industry of the
                  U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
     ----------------------------------------------------------------------

     ----------------------------------------------------------------------
       STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
        TYPE                                                ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Utilities: seeks daily          ProFund
                  investment results, before fees and      Advisors LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S.
                  equity market. Component companies
                  include electric utilities, gas
                  utilities and water utilities.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP U.S. Government Plus:           ProFund
                  seeks daily investment results,          Advisors LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the daily price
                  movement of the most recently issued
                  30-year U.S. Treasury bond ("Long
                  Bond"). In accordance with its
                  stated objective, the net asset
                  value of ProFund VP U.S. Government
                  Plus generally should decrease as
                  interest rates rise. If ProFund VP
                  U.S. Government Plus is successful
                  in meeting its objective, its net
                  asset value should gain
                  approximately one and one-quarter
                  times (125%) as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day. Conversely, it
                  value should lose approximately one
                  and one-quarter as much, on a
                  percentage basis, as any daily
                  decrease in the price of the Long
                  Bond on a given day.
     ----------------------------------------------------------------------
      SPECIALTY   ProFund VP Rising Rates Opportunity:   ProFund Advisors
                  seeks daily investment results,              LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the inverse (opposite)
                  of the daily price movement of the
                  most recently issued 30-year U.S.
                  Treasury bond ("Long Bond"). In
                  accordance with its stated
                  objective, the net asset value of
                  ProFund VP Rising Rates Opportunity
                  generally should decrease as
                  interest rates fall. If ProFund VP
                  Rising Rates Opportunity is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately one and one-quarter
                  times as much, on a percentage
                  basis, as any daily decrease in the
                  Long Bond on a given day.
                  Conversely, its net asset value
                  should lose approximately one and
                  one-quarter times as much, on a
                  percentage basis, as any daily
                  increase in the price of the Long
                  Bond on a given day.
     ----------------------------------------------------------------------
      SPECIALTY   Access VP High Yield Fund: seeks to    ProFund Advisors
                  provide investment results that              LLC
                  correspond generally to the total
                  return of the high yield market
                  consistent with maintaining
                  reasonable liquidity. The Fund will
                  achieve its high yield exposure
                  primarily through credit default
                  swaps (CDSs) but may invest in high
                  yield debt instruments ("junk
                  bonds"), interest rate swap
                  agreements and futures contracts,
                  and other debt and money market
                  instruments without limitation,
                  consistent with applicable
                  regulations. Under normal market
                  conditions, the Fund will invest at
                  least 80% of its net assets in CDSs
                  and other financial instruments that
                  in combination have economic
                  characteristics similar to the high
                  yield debt market and/or in high
                  yield debt securities. The Fund
                  seeks to maintain exposure to the
                  high yield bond markets regardless
                  of market conditions and without
                  taking defensive positions in cash
                  or other instruments in anticipation
                  of an adverse climate for the high
                  yield bond markets. ProFund Advisors
                  does not conduct fundamental
                  analysis in managing the Fund.
     ----------------------------------------------------------------------
                       WELLS FARGO VARIABLE TRUST
     ----------------------------------------------------------------------
       LARGE      Wells Fargo Advantage VT Equity        Wells Fargo Funds
        CAP       Income Fund: Seeks long-term capital   Management, LLC,
       VALUE      appreciation and dividend income.          adviser;
                  The Portfolio invests principally in    Wells Capital
                  equity securities of large-               Management
                  capitalization companies, which they    Incorporated,
                  define as companies with market           subadviser
                  capitalizations of $3 billion or
                  more.
     ----------------------------------------------------------------------

 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and the other Dow indices, are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.


 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.


 "Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. or the Portfolio is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Portfolio or any investor. First Trust Advisors, L.P. has sub-licensed certain VLPI trademarks and trade names to Prudential Investments LLC. VLPI has no obligation to take the needs of First Trust Advisors L.P., Prudential Investments LLC or any investor in the Portfolio into consideration in composing the System. The Portfolio's results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for, and has not participated in, the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNNECTION WITH THE PORTFOLIO, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO."


 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 WHAT ARE THE FIXED ALLOCATIONS?
 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.


 Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product. We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

                               FEES AND CHARGES


 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.


 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.


 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.


 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.

 Distribution Charge: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II. For ASL II, there is no maximum issue age, however the basic death benefit provides greater protection for Owners under age 85. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase

 Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date. Additional Purchase Payments are not permitted in certain states.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "The Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?
 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to ASAP III
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to APEX II
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.00%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.50%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

 Credits Applied to Purchase Payments for Designated Class of Annuity Owner Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all Purchase Payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.


 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.


 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.


 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

   . any XTra Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any XTra Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.


 The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.


 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro- rata to the other investment options to which you transferred.


 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' Internet website (www.prudentialannuities.com).


 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.


 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).


 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.


 WHAT IS THE BALANCED INVESTMENT PROGRAM?

 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily
 GRO).

 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).


 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.


 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.


 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.


 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.


 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N/365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

    MVA Factor = [(1+I)/(1+J+0.0010)] /N/365/ = [1.055/1.041]/2/ = 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.

   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.


 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.


 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.


 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any XTra Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above.


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;

   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3
 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.


 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.


 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. Certain states may have different requirements based on applicable laws.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.



 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

..   providing spousal continuation of certain benefits.


 The "living benefits" that Prudential Annuities offers are the Guaranteed Return Option (GRO), the Guaranteed Return Option Plus (GRO Plus), Guaranteed Return Option Plus 2008 (GRO Plus 2008), the Highest Daily Guaranteed Return Option (Highest Daily GRO), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Lifetime Seven Income Benefit and the Spousal Highest Daily Lifetime Seven Income Benefit. In general, these benefits fall into four basic categories:

 Here is a general description of each kind of living benefit that we offer under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.
..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
..   Guaranteed Minimum Withdrawal Benefit. This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime Seven benefit, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.


 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 GUARANTEED RETURN OPTION Plus /SM/ (GRO Plus /SM/)


 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect any other optional living benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

 The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.


       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

       . Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

 Any amounts added to your Annuity to support our guarantee under the program will be applied on a pro rata basis to the Sub-accounts (after first transferring any amounts held in the Fixed Allocations pro rata to the Sub-accounts and then, if necessary, reallocating those assets according to our asset allocation mechanism). If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.


 Withdrawals under your Annuity

 Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to XT6, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.


 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program, however, any partial withdrawals in payment of charges for the Plus40(TM) Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.


 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.


 Election of the Program
 The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

 Termination of the Program
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following:
 (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same Valuation Day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.



 Special Considerations under the Guaranteed Return Option Plus
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
   . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 If you elect the Enhanced Guarantee under the program, and on the date you elect to step-up, the charges under the program have changed for new purchases, your program may be subject to the new charge level.

 GUARANTEED RETURN OPTION (GRO)(R)

 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect any other optional living benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

 The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value

 Under the GRO option, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

 Any amounts added to your Annuity to support our guarantee under the program will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the Fixed Allocations pro rata to the Sub-accounts, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.


 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation. While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.


 Withdrawals from your Annuity, while the program is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations. Systematic withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.


 Election of the Program
 The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

 Restart of the Program
 Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.

 As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Program
 The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.


 The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Program below), we will deduct the final annual charge upon termination of the benefit.


 Special Considerations under the Guaranteed Return Option
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
   . Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under XT6) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under XT6) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

   . Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 With respect to XT6 and APEX II, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the program was elected. Owners who terminate and then re-elect the Guaranteed Return Option or elect to restart the Guaranteed Return Option at any time after November 15, 2002 will be subject to the charge method described above.


 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) if elected at any time while their Annuity is in effect.


   . Prudential Annuities will not charge the 0.25% annual fee for the entire period that the program remains in effect, including any extension of the program's maturity date resulting from the Owner's election to restart the 7-year program duration, regardless of when the Owner elects to participate in the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO).

   . Owners who complete the initial 7-year program duration OR terminate the program before the program's maturity date, will not be charged the 0.25% annual fee for participating in the program if they re-elect the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) at a later date.
   . All other terms and conditions of your Annuity and the Guaranteed Return Option program (or GRO Plus if we are no longer offering GRO) apply to Owners who qualify for the waiver of the 0.25% annual fee.
   . Owners who purchase an Annuity after the completion of the Promotional Period do not qualify for the 0.25% annual fee waiver.




 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO Plus 2008)/SM /

 The GRO Plus 2008 benefit described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Upon our receipt of approval in a given State, we will offer only GRO Plus 2008 for new elections, rather than the existing versions of GRO. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date).

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required allocation mechanism helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix I to this prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the asset transfer formula works as follows (please see Appendix
 I). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other

 Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the base guarantee amount will equal the Account Value on that day. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the program, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under GRO Plus 2008
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 program. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/

 The Highest Daily Guaranteed Return Option described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Life Insurance Rider.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.

 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or GRO Plus 2008, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect Highest Daily GRO.

 You may cancel Highest Daily GRO at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the program, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under Highest Daily GRO
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO program. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect any other optional living benefit.

 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
..   If you elect the GMWB program at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).
..   If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under XT6).

..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500/$212,500), or $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500/$212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER THE GMWB PROGRAM
   . In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.

   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
   . Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option you designate. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the

 Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income

 Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of
       XT6), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
   . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   the remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   the result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500/$217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the
    GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.


 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Lifetime Five and elect another of our lifetime withdrawal benefits. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five program on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5th anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 5th anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:

..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550

..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
..   Protected Withdrawal Value is reduced by $15,000 from $265,000 to $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
..   Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value
    before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

..   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.


..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623. Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

..   Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount
    ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
..   Proportional reduction = Excess Withdrawal/Account Value before Excess
    Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
    $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.


 Currently, if you terminate the program, you generally will only be permitted to re-elect Lifetime Five or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five, you will be able to re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any date on or after the next anniversary of the Issue Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal

 Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five or elect another lifetime withdrawal benefit. (See "Election of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.


 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected
 Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional
 Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to XT6,
 Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157


 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate the program, you may, for certain optional benefits, be permitted to elect a lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.


 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:


   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Total Annual Income Amount                                    $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Total Annual Income Amount for future Annuity Years           $  5,915.49


 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2007       $118,000.00        $118,000.00              $5,900.00
August 6, 2007     $110,000.00        $112,885.55              $5,644.28
September 1, 2007  $112,000.00        $112,885.55              $5,644.28
December 1, 2007   $119,000.00        $119,000.00              $5,950.00


 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the
    Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed on a daily basis against the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.


 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. However, with respect to XT6, you may elect this benefit at the time you purchase your Annuity only if the CDSC schedule for XT6 Annuities issued on or after November 20, 2006 applies. (See "Summary of Contract Fees and Charges" section of the Prospectus). We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions. However, for existing Owners of XT6 whose Annuities are subject to the CDSC schedule for Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.


 Currently, if you terminate the Highest Daily Lifetime Five benefit, you (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.


 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee

 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:


 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.




 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD 7)/SM/

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and

 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit

 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500.
 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500--reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                Highest Quarterly Value
                                    (adjusted with       Adjusted Annual Income
                                withdrawal and Purchase    Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or elect the Spousal Lifetime Five Benefit, the Lifetime Five Income Benefit, the Highest Daily Lifetime Five benefit, or the Spousal Highest Daily Lifetime Seven Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix J to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the

 Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.



                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter
    -March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any
    CDSC.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.

..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or to elect the Lifetime Five Benefit, the Spousal Lifetime Five Benefit, the Highest Daily Lifetime Five benefit, or the Highest Daily Lifetime Seven Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix J to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to XT6, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

 Except as noted below for ASL II, the basic Death Benefit is the greater of:

   . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.
   . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6).


 With respect to ASL II, if death occurs after the decedent's age 85 or older: the Death Benefit is your Account Value.


 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, you are not permitted to elect an optional Death Benefit. With respect to XT6, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Enhanced Beneficiary Protection Optional Death Benefit offered before
 November 18, 2002 in those jurisdictions where we received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven. With respect to XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s). In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

 MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of XT6) made after the Death Benefit Target Date;

 MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of XT6, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven. In the case of XT6, APEX II and ASL II, please see Appendix E for a description of the Guaranteed Minimum Death Benefit offered before November 18, 2002 in those jurisdictions where we received regulatory approval.


 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) since such anniversary.

   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6)

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of XT6) less the sum of all proportional withdrawals since the Death Benefit Target Date.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


 The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.


 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of XT6) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6).
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the charges for the optional Death Benefits?

 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.


 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.


 PRUDENTIAL ANNUITIES' ANNUITY REWARDS


 What is the Annuity Rewards Benefit in ASAP III, APEX II and XT6?
 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:


       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Annuity Rewards is not available under ASL II.

 Who is eligible for the Annuity Rewards benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any exceptions to these rules for paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.


 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets, Inc.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.


 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website
 (www. prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.


 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to ASAP III and XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. Please refer to your Annuity Contract for the applicable maximum Annuity date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);

..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan , including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31st of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31st of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc.
 Prudential Annuities markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, Prudential Annuities markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.

 WHAT ARE SEPARATE ACCOUNTS?

 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of Prudential Annuities or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by Prudential Annuities. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.


 Separate Account B

 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".


 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D

 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.


 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $981,102. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.


 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities products that were sold through the firm.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.

 Name of Firm:



 1717 Capital Management Co.           Commonwealth Financial Group          HBW Securities
 1st Global Capital Corporation        Commonwealth Financial Network        Hornor, Townsend & Kent
 A.G. Edwards & Sons                   Contemporary Fin'l Solutions          Huntington Investment Services
 Advantage Capital Corporation         Crown Capital Securities, L.P.        ICC
 AICPA                                 Cumberland Brokerage Corporation      IFMG Securities, Inc.
 AIG Financial Advisors Inc            CUNA Brokerage                        IMS Securities, Inc.
 Allegheny Investments LTD.            CUSO Financial Services, L.P.         Independent Financial Group, LLC
 Allegiant Securities LLC              Deutsche                              Infinex Investments Inc.
 Alliance Bernstein                    EDI Financial                         ING Financial Advisors, LLC
 Alliance Financial Group, Inc.        ePlanning Securities, Inc.            ING Financial Partners, LLC
 Allianz                               Equity Services, Inc.                 Institutional Securities Corp.
 Allstate Financial Srvcs, LLC         Ferris Baker Watts, Inc               InterSecurities, Inc.
 Almax Financial Solutions, LLC        FFP Securities, Inc.                  Invest Financial Corporation
 Alternative Wealth Strategies         Financial Network Investments Corp.   Investacorp
 American General Securities, Inc.     Financial Planning Consultants        Investment Centers of America
 AMERICAN PORTFOLIO FIN SVCS           Financial West Group                  Investment Management Corp
 INC                                   Fintegra, LLC                         Investment Planners, Inc.
 Ameritas Investment Corp              First Allied Securities, Inc.         Investment Professionals
 Arrowhead Investment Center           First Financial Services              Investors Capital Corporation
 Associated Securities                 First Heartland Capital, Inc.         Investors Security Co, Inc.
 AXA Advisors                          First Montauk Securities Corp.        ISG Equity Sales
 BancorpSouth Investment Services,     First Trust Portfolios                J.W. Cole Financial, Inc.
 Inc.                                  First Western Advisors                Janney Montgomery Scott, LLC.
 BB&T Investments                      Foothill Securities, Inc.             JB Hanauer
 BCG Securities, Inc.                  Fortune Financial Services, Inc.      Jefferson Pilot Securities Co.
 Benefit Funding Services Group        Founders Financial Securities         JJB Hilliard Lyons
 Berthel Fisher & Company              Fox & Co. Investments, Inc.           Key Investment Services LLC
 Brecek & Young Advisors, Inc.         Freedom Investors Corp.               KMS FINANCIAL SERVICES, INC
 Broker Dealer Financial               FSC Securities Corp                   Kovack Securities, Inc
 Brookstone Securities, Inc.           FSIC                                  Leaders Group Inc.
 Brookstreet Securities Corp.          Garden State Securities, Inc.         Legacy Advisors, LLC
 Butler Freeman Tally Fn Gp LLC        Gary Goldberg & Co.                   Legacy Financial Services, Inc.
 Cadaret, Grant & Co., Inc.            Geneos Wealth Management, Inc.        Legend Equities Corporation
 Calton & Associates, Inc              Genworth Financial Securities         Legend Securities, Inc.
 Cambridge Investment Research, Inc.   Corporation                           Leonard & Company
 Cantella & Co., Inc                   Girard Securities, Inc.               Lewis Financial Group, L.C.
 Capital Analysts                      Goldman Sachs Asset Management        Lincoln Financial Advisors
 Capital Financial Services            Great American Advisors, Inc.         Lincoln Investment Planning
 Capital Investment Group              GunnAllen Financial, Inc.             Linsco Private Ledger Corp
 Capital One Investments               GWN Securities, Inc.                  Lombard Securities Inc.
 Capital Securities Management,        H&R Block Financial Advisors, Inc.    M Holdings Securities, Inc
 Centaurus Financial, Inc.             H. Beck, Inc.                         Main Street Securities, LLC
 CFD Investments, Inc.                 Hantz Financial Services, Inc.        MarketMax
 Citigroup Global Markets Inc          Harbour Investments, Inc.             Medallion Investment Services
 City Securities Corporation           Hazard & Siegel, Inc.                 MFS
--------------------------------------------------------------------------------------------------------------

 Michigan Securities, Inc.            R. Seelaus & Co., Inc.              TFS Securities, Inc.
 MML Investors Services, Inc.         Rampart Financial Services Inc      The Investment Center, Inc.
 Money Concepts Capital Corp.         Raymond James & Associates          Tower Square Securities Inc
 Moors & Cabot, Inc                   Raymond James Financial Services    Transamerica Financial Advisors
 Morgan Keegan                        RBC Dain Rauscher                   Triad Advisors, Inc.
 MTL Equity Products, Inc.            Resource Horizon Group, LLC         Trustmont Financial Group, Inc.
 Multi Financial Securities Corp.     Resource Marketing                  UBS Financial Services, Inc.
 Mutual Service Corporation           Rhodes Securities, Inc.             United Planners Financial Services of
 Mutual Trust Co. of America Sec      RNR Securities, L.L.C.              America
 National Planning Corporation        Robert W. Baird & Co., Inc.         United Securities Alliance, Inc.
 Neuberger/Berman                     Royal Alliance                      USA Financial Securities Corporation
 New England Securities               Ryan Beck & Co, Inc.                UVEST Financial Services Group, Inc.
 Next Financial Group, Inc.           Rydex Distributors Inc              Valley National Investments, Inc.
 NFP Securities, Inc.                 SAIC                                Veritrust Financial LLC
 North Ridge Securities Corp.         Sammons Securities                  VSR Financial Services, Inc.
 Oppenheimer & Co, Inc.               Saunders Discount Brokerage         Wachovia Bank
 Pacific West Securities, Inc.        Scottsdale Capital Advisors         Wachovia Wirehouse
 Packerland Brokerage Svcs, Inc       Securian Financial Services, Inc.   Wall Street Financial Group
 Partnervest Securities, Inc.         Securities America, Inc.            Walnut Street Securities
 Paulson Investment Company, Inc.     Securities Service Network          Waterstone Financial Group Inc
 Planmember Securities Corporation    Sentra/Spelman                      Waterstone Investor Services
 PNC Investment                       Sigma Financial Corporation         Webster Investment Services, Inc.
 Preferred Financial Group            Signator Investor, Inc              Wellstone Securities, LLC
 Presidential Brokerage               SII Investments, Inc.               Westcom Financial Services
 PrimeVest Financial Services         Silver Oaks Securities              Wilbanks Securities, Inc.
 Principal Financial Group            Stanford Group Company              Williams Financial Group
 ProEquities, Inc                     Stifel Nicolaus & Co., Inc.         Woodbury Financial Services, Inc.
 Prospera Financial Svcs, Inc.        Summit Brokerage Services, Inc      World Choice Securities, Inc.
 Pruco Securities                     Summit Equities, Incorporated       World Equity Group, Inc.
 Prudential Annuities                 SunAmerica Securities               World Group Securities, Inc.
 Prudential Financial                 Sunset Financial Services, Inc      Worth Financial Group, Inc.
 Prudential Securities Incorporated   SWS Financial Services, Inc         WRP Investments, Inc.
 QA3 Financial Corp.                  Synergy Investment Group, LLC       Your Money Matters Brokerage
 Questar Capital Corporation          T. Rowe Price Associates
----------------------------------------------------------------------------------------------------------------



 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities.


 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 Prudential Annuities publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Prudential Annuities that is annually audited by an independent registered public accounting firm. Prudential Annuities' annual report for the year ended December 31, 2007, together with subsequent periodic reports that Prudential Annuities files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Prudential Annuities annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at Prudential Annuities - Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for Prudential Annuities is 33-44202. You may read and copy any filings made by Prudential Annuities with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.


 FINANCIAL STATEMENTS

 The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.


 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.


 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.


 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry- wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 Commencing in 2003, we received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by us and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by us to the authorities investigating our companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, we believe these discussions are likely to lead to settlements with these authorities by us or our affiliates. Any regulatory settlement involving us and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial, Inc. purchased Prudential Annuities and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to us and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

 During the third quarter of 2004, we identified a system generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to May 2007, thirty complaints were filed in 17/th/ Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases, the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against Prudential Annuities ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:


 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
   Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B


 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

 Unit Prices And Numbers Of Units. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2008.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.


                                    ASAP III
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2000 to 12/31/2000                                           $8.99             33,897
    1/1/2001 to 12/31/2001                          $8.99            $6.86            136,976
    1/1/2002 to 12/31/2002                          $6.86            $5.53            153,652
    1/1/2003 to 12/31/2003                          $5.53            $7.13            362,254
    1/1/2004 to 12/31/2004                          $7.13            $8.24            553,542
    1/1/2005 to 12/31/2005                          $8.24            $9.04          1,051,557
    1/1/2006 to 12/31/2006                          $9.04           $10.96          1,002,727
    1/1/2007 to 12/31/2007                         $10.96           $11.84            985,495
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2000 to 12/31/2000                                          $18.68              6,782
    1/1/2001 to 12/31/2001                         $18.68           $14.10              5,277
    1/1/2002 to 12/31/2002                         $14.10           $10.35              7,064
    1/1/2003 to 12/31/2003                         $10.35           $14.32          1,166,396
    1/1/2004 to 12/31/2004                         $14.32           $16.42          1,953,908
    1/1/2005 to 12/31/2005                         $16.42           $18.90          2,113,594
    1/1/2006 to 12/31/2006                         $18.90           $22.58          1,664,525
    1/1/2007 to 12/31/2007                         $22.58           $26.55          1,428,930

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST International Value
    1/1/2000 to 12/31/2000                                    $8.08             20,311
    1/1/2001 to 12/31/2001                   $8.08            $5.41             29,954
    1/1/2002 to 12/31/2002                   $5.41            $4.43             32,967
    1/1/2003 to 12/31/2003                   $4.43            $5.86             91,736
    1/1/2004 to 12/31/2004                   $5.86            $7.01            233,045
    1/1/2005 to 12/31/2005                   $7.01            $7.87            402,497
    1/1/2006 to 12/31/2006                   $7.87            $9.90            593,098
    1/1/2007 to 12/31/2007                   $9.90           $11.52            794,549
--------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2000 to 12/31/2000                                    $9.72             23,151
    1/1/2001 to 12/31/2001                   $9.72            $8.64             49,536
    1/1/2002 to 12/31/2002                   $8.64            $7.48             46,925
    1/1/2003 to 12/31/2003                   $7.48            $9.40            123,219
    1/1/2004 to 12/31/2004                   $9.40           $10.98            213,485
    1/1/2005 to 12/31/2005                  $10.98           $11.67            218,705
    1/1/2006 to 12/31/2006                  $11.67           $14.32            349,460
    1/1/2007 to 12/31/2007                  $14.32           $15.47            339,584
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2000 to 12/31/2000                                   $20.25                978
    1/1/2001 to 12/31/2001                  $20.25           $18.70              2,439
    1/1/2002 to 12/31/2002                  $18.70           $12.12              6,331
    1/1/2003 to 12/31/2003                  $12.12           $17.38            145,364
    1/1/2004 to 12/31/2004                  $17.38           $15.97            107,136
    1/1/2005 to 12/31/2005                  $15.97           $16.00            126,824
    1/1/2006 to 12/31/2006                  $16.00           $17.80            111,114
    1/1/2007 to 12/31/2007                  $17.80           $18.83            118,021
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2000 to 12/31/2000                                    $9.17             35,743
    1/1/2001 to 12/31/2001                   $9.17            $6.48             41,602
    1/1/2002 to 12/31/2002                   $6.48            $4.71             44,611
    1/1/2003 to 12/31/2003                   $4.71            $6.86            258,089
    1/1/2004 to 12/31/2004                   $6.86            $7.41            293,384
    1/1/2005 to 12/31/2005                   $7.41            $7.35            267,925
    1/1/2006 to 12/31/2006                   $7.35            $7.82            344,893
    1/1/2007 to 12/31/2007                   $7.82            $9.17            382,635
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2000 to 12/31/2000                                    $9.08                243
    1/1/2001 to 12/31/2001                   $9.08            $7.12             10,912
    1/1/2002 to 12/31/2002                   $7.12            $4.98             25,040
    1/1/2003 to 12/31/2003                   $4.98            $8.33            859,909
    1/1/2004 to 12/31/2004                   $8.33           $10.12          1,169,995
    1/1/2005 to 12/31/2005                  $10.12           $10.94          1,386,930
    1/1/2006 to 12/31/2006                  $10.94           $12.20          1,165,926
    1/1/2007 to 12/31/2007                  $12.20           $13.39          1,078,773

                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2000 to 12/31/2000                                 $11.41             15,339
    1/1/2001 to 12/31/2001                $11.41           $12.06             33,608
    1/1/2002 to 12/31/2002                $12.06           $10.79             66,744
    1/1/2003 to 12/31/2003                $10.79           $14.47            962,965
    1/1/2004 to 12/31/2004                $14.47           $16.64          1,293,786
    1/1/2005 to 12/31/2005                $16.64           $17.52          1,484,712
    1/1/2006 to 12/31/2006                $17.52           $20.77          1,198,255
    1/1/2007 to 12/31/2007                $20.77           $19.36          1,176,566
------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2000 to 12/31/2000                                     --                 --
    1/1/2001 to 12/31/2001                    --               --                 --
    1/1/2002 to 12/31/2002                    --            $7.69                124
    1/1/2003 to 12/31/2003                 $7.69           $10.89            131,066
    1/1/2004 to 12/31/2004                $10.89           $13.13            138,078
    1/1/2005 to 12/31/2005                $13.13           $13.12            187,206
    1/1/2006 to 12/31/2006                $13.12           $15.54            201,904
    1/1/2007 to 12/31/2007                $15.54           $12.62            180,260
------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2000 to 12/31/2000                                  $7.03              2,473
    1/1/2001 to 12/31/2001                 $7.03            $4.15             17,882
    1/1/2002 to 12/31/2002                 $4.15            $2.98             28,812
    1/1/2003 to 12/31/2003                 $2.98            $3.87          1,535,565
    1/1/2004 to 12/31/2004                 $3.87            $4.44          2,232,502
    1/1/2005 to 12/31/2005                 $4.44            $4.60          2,666,933
    1/1/2006 to 12/31/2006                 $4.60            $4.83          2,231,991
    1/1/2007 to 12/31/2007                 $4.83            $5.69          2,097,846
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2000 to 12/31/2000                                  $9.71             36,882
    1/1/2001 to 12/31/2001                 $9.71            $7.11             51,711
    1/1/2002 to 12/31/2002                 $7.11            $4.83             56,712
    1/1/2003 to 12/31/2003                 $4.83            $6.23            371,267
    1/1/2004 to 12/31/2004                 $6.23            $7.14            555,160
    1/1/2005 to 12/31/2005                 $7.14            $8.00            771,461
    1/1/2006 to 12/31/2006                 $8.00            $9.01            697,877
    1/1/2007 to 12/31/2007                 $9.01           $10.88            971,242
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2000 to 12/31/2000                                 $12.13             16,574
    1/1/2001 to 12/31/2001                $12.13           $11.62             56,219
    1/1/2002 to 12/31/2002                $11.62           $10.26             69,657
    1/1/2003 to 12/31/2003                $10.26           $13.82            781,348
    1/1/2004 to 12/31/2004                $13.82           $16.76          1,116,503
    1/1/2005 to 12/31/2005                $16.76           $18.55          1,303,740
    1/1/2006 to 12/31/2006                $18.55           $20.28          1,086,861
    1/1/2007 to 12/31/2007                $20.28           $20.66            975,347
------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2000 to 12/31/2000                                  $8.68             30,915
    1/1/2001 to 12/31/2001                 $8.68            $7.14             56,649
    1/1/2002 to 12/31/2002                 $7.14            $4.53             61,001
    1/1/2003 to 12/31/2003                 $4.53            $6.06            200,264
    1/1/2004 to 12/31/2004                 $6.06            $6.49            214,092
    1/1/2005 to 12/2/2005                  $6.49            $7.48                  0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2000 to 12/31/2000                                   $10.07             12,895
    1/1/2001 to 12/31/2001                  $10.07            $9.72             26,857
    1/1/2002 to 12/31/2002                   $9.72            $7.61             38,982
    1/1/2003 to 12/31/2003                   $7.61           $10.21            140,873
    1/1/2004 to 12/31/2004                  $10.21           $11.63            256,401
    1/1/2005 to 12/31/2005                  $11.63           $12.11            192,419
    1/1/2006 to 12/31/2006                  $12.11           $13.66            174,411
    1/1/2007 to 12/31/2007                  $13.66           $13.86            156,606
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2000 to 12/31/2000                                   $11.24                 --
    1/1/2001 to 12/31/2001                  $11.24           $11.18              1,879
    1/1/2002 to 12/31/2002                  $11.18           $10.42              4,994
    1/1/2003 to 12/31/2003                  $10.42           $13.75             75,013
    1/1/2004 to 12/31/2004                  $13.75           $17.81            192,336
    1/1/2005 to 12/31/2005                  $17.81           $23.11            254,041
    1/1/2006 to 12/31/2006                  $23.11           $26.44            291,510
    1/1/2007 to 12/31/2007                  $26.44           $36.68            378,258
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2000 to 12/31/2000                                    $8.46             97,356
    1/1/2001 to 12/31/2001                   $8.46            $7.12            106,762
    1/1/2002 to 12/31/2002                   $7.12            $4.86            106,056
    1/1/2003 to 12/31/2003                   $4.86            $5.93            263,698
    1/1/2004 to 12/31/2004                   $5.93            $6.19            326,194
    1/1/2005 to 12/31/2005                   $6.19            $7.12            512,012
    1/1/2006 to 12/31/2006                   $7.12            $7.43            608,747
    1/1/2007 to 12/31/2007                   $7.43            $7.94            919,355
--------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2000 to 12/31/2000                                    $9.68              3,089
    1/1/2001 to 12/31/2001                   $9.68            $7.48             47,656
    1/1/2002 to 12/31/2002                   $7.48            $5.31            112,701
    1/1/2003 to 12/31/2003                   $5.31            $6.44            893,170
    1/1/2004 to 12/31/2004                   $6.44            $7.04            791,823
    1/1/2005 to 12/31/2005                   $7.04            $7.39          1,025,239
    1/1/2006 to 12/31/2006                   $7.39            $8.01            758,550
    1/1/2007 to 12/31/2007                   $8.01            $9.10            686,498
--------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2000 to 12/31/2000                                   $10.09            114,992
    1/1/2001 to 12/31/2001                  $10.09            $7.80            182,904
    1/1/2002 to 12/31/2002                   $7.80            $6.50            228,033
    1/1/2003 to 12/31/2003                   $6.50            $8.46          4,075,719
    1/1/2004 to 12/31/2004                   $8.46            $9.67          5,717,404
    1/1/2005 to 12/31/2005                   $9.67           $10.20          7,048,021
    1/1/2006 to 12/31/2006                  $10.20           $10.80          5,983,458
    1/1/2007 to 12/31/2007                  $10.80           $12.26          5,638,342
--------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2000 to 12/31/2000                                    $7.90            235,747
    1/1/2001 to 12/31/2001                   $7.90            $5.33            404,404
    1/1/2002 to 12/31/2002                   $5.33            $3.69            405,437
    1/1/2003 to 12/31/2003                   $3.69            $4.57            604,491
    1/1/2004 to 12/31/2004                   $4.57            $4.68            733,920
    1/1/2005 to 12/31/2005                   $4.68            $4.77            657,833
    1/1/2006 to 12/31/2006                   $4.77            $5.18            791,152
    1/1/2007 to 12/31/2007                   $5.18            $5.84          1,134,004

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2000 to 12/31/2000                                       $9.83               442
    1/1/2001 to 12/31/2001                      $9.83            $9.17             1,696
    1/1/2002 to 12/31/2002                      $9.17            $7.67             7,126
    1/1/2003 to 12/31/2003                      $7.67            $9.58            85,554
    1/1/2004 to 12/31/2004                      $9.58           $11.18           191,637
    1/1/2005 to 12/31/2005                     $11.18           $12.07           242,789
    1/1/2006 to 12/31/2006                     $12.07           $14.51           524,592
    1/1/2007 to 12/31/2007                     $14.51           $14.50           421,188
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2000 to 12/31/2000                                          --                --
    1/1/2001 to 12/31/2001                         --            $9.64                --
    1/1/2002 to 12/31/2002                      $9.64            $7.14            37,810
    1/1/2003 to 12/31/2003                      $7.14            $8.89           137,293
    1/1/2004 to 12/31/2004                      $8.89            $9.66           194,363
    1/1/2005 to 12/2/2005                       $9.66           $10.72                 0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2000 to 12/31/2000                                          --                --
    1/1/2001 to 12/31/2001                         --           $10.05            18,453
    1/1/2002 to 12/31/2002                     $10.05            $8.61            82,054
    1/1/2003 to 12/31/2003                      $8.61           $10.91           453,569
    1/1/2004 to 12/31/2004                     $10.91           $12.28           603,508
    1/1/2005 to 12/31/2005                     $12.28           $12.79           635,232
    1/1/2006 to 12/31/2006                     $12.79           $15.33           815,109
    1/1/2007 to 12/31/2007                     $15.33           $14.60           776,427
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2000 to 12/31/2000                                      $11.57            16,557
    1/1/2001 to 12/31/2001                     $11.57           $11.75            16,487
    1/1/2002 to 12/31/2002                     $11.75           $11.91            25,464
    1/1/2003 to 12/31/2003                     $11.91           $16.17           149,582
    1/1/2004 to 12/31/2004                     $16.17           $22.03           281,181
    1/1/2005 to 12/31/2005                     $22.03           $24.98           223,264
    1/1/2006 to 12/31/2006                     $24.98           $33.72           265,912
    1/1/2007 to 12/31/2007                     $33.72           $26.66           201,539
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2000 to 12/31/2000                                       $9.46             9,941
    1/1/2001 to 12/31/2001                      $9.46            $8.41            39,414
    1/1/2002 to 12/31/2002                      $8.41            $6.59            90,506
    1/1/2003 to 12/31/2003                      $6.59            $8.28           554,156
    1/1/2004 to 12/31/2004                      $8.28            $8.99           642,882
    1/1/2005 to 12/31/2005                      $8.99            $9.20           851,019
    1/1/2006 to 12/31/2006                      $9.20           $10.23           842,745
    1/1/2007 to 12/31/2007                     $10.23           $10.31           958,429
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2000 to 12/31/2000                                       $9.36            70,887
    1/1/2001 to 12/31/2001                      $9.36            $8.47           113,372
    1/1/2002 to 12/31/2002                      $8.47            $6.70           124,168
    1/1/2003 to 12/31/2003                      $6.70            $8.52           339,653
    1/1/2004 to 12/31/2004                      $8.52            $9.48           613,910
    1/1/2005 to 12/31/2005                      $9.48            $9.79           626,417
    1/1/2006 to 12/31/2006                      $9.79           $11.30           579,491
    1/1/2007 to 12/31/2007                     $11.30           $11.15           493,545

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2000 to 12/31/2000                                                $10.53             34,439
    1/1/2001 to 12/31/2001                               $10.53           $10.35            205,232
    1/1/2002 to 12/31/2002                               $10.35            $7.84            142,152
    1/1/2003 to 12/31/2003                                $7.84           $10.25          3,076,626
    1/1/2004 to 12/31/2004                               $10.25           $11.24          4,119,501
    1/1/2005 to 12/31/2005                               $11.24           $11.63          5,200,126
    1/1/2006 to 12/31/2006                               $11.63           $13.46          3,863,961
    1/1/2007 to 12/31/2007                               $13.46           $13.98          3,567,122
---------------------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2000 to 12/31/2000                                                $10.32              8,596
    1/1/2001 to 12/31/2001                               $10.32            $9.31             44,212
    1/1/2002 to 12/31/2002                                $9.31            $7.59             44,419
    1/1/2003 to 12/31/2003                                $7.59            $8.99            204,589
    1/1/2004 to 12/31/2004                                $8.99           $10.25            417,314
    1/1/2005 to 12/31/2005                               $10.25           $10.77            694,885
    1/1/2006 to 12/31/2006                               $10.77           $12.60            680,203
    1/1/2007 to 12/31/2007                               $12.60           $12.07            680,350
---------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2000 to 12/31/2000                                                $10.14             30,678
    1/1/2001 to 12/31/2001                               $10.14            $8.84             38,208
    1/1/2002 to 12/31/2002                                $8.84            $7.38             34,451
    1/1/2003 to 12/31/2003                                $7.38            $8.71             61,801
    1/1/2004 to 12/31/2004                                $8.71            $9.55             78,619
    1/1/2005 to 12/31/2005                                $9.55           $10.09             80,896
    1/1/2006 to 12/31/2006                               $10.09           $11.07             97,906
    1/1/2007 to 12/31/2007                               $11.07           $11.15            378,693
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2000 to 12/31/2000                                                 $9.87              1,725
    1/1/2001 to 12/31/2001                                $9.87            $9.38              4,905
    1/1/2002 to 12/31/2002                                $9.38            $8.36              5,490
    1/1/2003 to 12/31/2003                                $8.36            $9.81            115,095
    1/1/2004 to 12/31/2004                                $9.81           $10.56            146,721
    1/1/2005 to 12/31/2005                               $10.56           $10.91            173,191
    1/1/2006 to 12/31/2006                               $10.91           $11.82            174,226
    1/1/2007 to 12/31/2007                               $11.82           $12.71            214,498
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2000 to 12/31/2000                                                $10.12              2,412
    1/1/2001 to 12/31/2001                               $10.12            $9.52             13,152
    1/1/2002 to 12/31/2002                                $9.52            $8.47             13,799
    1/1/2003 to 12/31/2003                                $8.47           $10.37            222,150
    1/1/2004 to 12/31/2004                               $10.37           $11.39            357,085
    1/1/2005 to 12/31/2005                               $11.39           $11.77            558,395
    1/1/2006 to 12/31/2006                               $11.77           $13.08            665,726
    1/1/2007 to 12/31/2007                               $13.08           $13.73            949,867

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2000 to 12/31/2000                             $10.70                 --
    1/1/2001 to 12/31/2001            $10.70           $10.84             16,390
    1/1/2002 to 12/31/2002            $10.84           $12.32             36,987
    1/1/2003 to 12/31/2003            $12.32           $13.73            289,862
    1/1/2004 to 12/31/2004            $13.73           $14.73            657,913
    1/1/2005 to 12/31/2005            $14.73           $13.89            938,585
    1/1/2006 to 12/31/2006            $13.89           $14.58            836,914
    1/1/2007 to 12/31/2007            $14.58           $15.79            874,210
--------------------------------------------------------------------------------------
AST High Yield
    1/1/2000 to 12/31/2000                              $9.37             12,929
    1/1/2001 to 12/31/2001             $9.37            $9.27             45,297
    1/1/2002 to 12/31/2002             $9.27            $9.16             73,614
    1/1/2003 to 12/31/2003             $9.16           $10.99            906,947
    1/1/2004 to 12/31/2004            $10.99           $12.06            957,756
    1/1/2005 to 12/31/2005            $12.06           $12.04            873,440
    1/1/2006 to 12/31/2006            $12.04           $13.12          1,019,726
    1/1/2007 to 12/31/2007            $13.12           $13.28            683,986
--------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2000 to 12/31/2000                             $10.13                425
    1/1/2001 to 12/31/2001            $10.13           $10.30             16,628
    1/1/2002 to 12/31/2002            $10.30           $10.22             43,077
    1/1/2003 to 12/31/2003            $10.22           $11.98            814,135
    1/1/2004 to 12/31/2004            $11.98           $12.71          1,012,739
    1/1/2005 to 12/31/2005            $12.71           $12.69          1,294,706
    1/1/2006 to 12/31/2006            $12.69           $13.76          1,196,608
    1/1/2007 to 12/31/2007            $13.76           $14.42          1,051,089
--------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2000 to 12/31/2000                             $10.97             37,918
    1/1/2001 to 12/31/2001            $10.97           $11.80            275,317
    1/1/2002 to 12/31/2002            $11.80           $12.72            362,294
    1/1/2003 to 12/31/2003            $12.72           $13.23          2,301,863
    1/1/2004 to 12/31/2004            $13.23           $13.72          3,074,732
    1/1/2005 to 12/31/2005            $13.72           $13.88          1,924,370
    1/1/2006 to 12/31/2006            $13.88           $14.22          2,004,498
    1/1/2007 to 12/31/2007            $14.22           $15.21          2,344,694
--------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2000 to 12/31/2000                             $10.59              1,940
    1/1/2001 to 12/31/2001            $10.59           $11.29            112,948
    1/1/2002 to 12/31/2002            $11.29           $10.09             38,260
    1/1/2003 to 12/31/2003            $10.09           $12.08            956,856
    1/1/2004 to 12/31/2004            $12.08           $12.18          2,189,975
    1/1/2005 to 12/31/2005            $12.18           $12.22          2,996,257
    1/1/2006 to 12/31/2006            $12.22           $12.53          2,687,532
    1/1/2007 to 12/31/2007            $12.53           $13.21          2,594,813
--------------------------------------------------------------------------------------
AST Money Market
    1/1/2000 to 12/31/2000                             $10.32             29,567
    1/1/2001 to 12/31/2001            $10.32           $10.57            179,509
    1/1/2002 to 12/31/2002            $10.57           $10.57            403,604
    1/1/2003 to 12/31/2003            $10.57           $10.51          1,245,396
    1/1/2004 to 12/31/2004            $10.51           $10.46          1,663,940
    1/1/2005 to 12/31/2005            $10.46           $10.62          3,179,376
    1/1/2006 to 12/31/2006            $10.62           $10.96          3,505,960
    1/1/2007 to 12/31/2007            $10.96           $11.36          4,361,361

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2000 to 12/31/2000                                               $8.19             3,293
    1/1/2001 to 12/31/2001                              $8.19            $7.53             6,555
    1/1/2002 to 12/31/2002                              $7.53            $6.71             6,530
    1/1/2003 to 12/31/2003                              $6.71           $10.59           122,136
    1/1/2004 to 12/31/2004                             $10.59           $12.52           264,541
    1/1/2005 to 12/31/2005                             $12.52           $16.26           351,335
    1/1/2006 to 12/31/2006                             $16.26           $21.61           316,324
    1/1/2007 to 12/31/2007                             $21.61           $30.63           435,146
-------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2000 to 12/31/2000                                              $17.01                --
    1/1/2001 to 12/31/2001                             $17.01           $15.89             1,992
    1/1/2002 to 12/31/2002                             $15.89           $12.67             1,063
    1/1/2003 to 12/31/2003                             $12.67           $15.79            10,586
    1/1/2004 to 12/31/2004                             $15.79           $17.32            19,612
    1/1/2005 to 12/31/2005                             $17.32           $18.02            23,574
    1/1/2006 to 12/31/2006                             $18.02           $21.10            23,739
    1/1/2007 to 12/31/2007                             $21.10           $21.43            20,467
-------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2000 to 12/31/2000                                               $9.99            22,264
    1/1/2001 to 12/31/2001                              $9.99            $6.80            15,825
    1/1/2002 to 12/31/2002                              $6.80            $4.57            18,808
    1/1/2003 to 12/31/2003                              $4.57            $6.22           137,600
    1/1/2004 to 12/31/2004                              $6.22            $6.96           188,184
    1/1/2005 to 12/31/2005                              $6.96            $7.61           135,001
    1/1/2006 to 12/31/2006                              $7.61            $8.73           124,196
    1/1/2007 to 12/31/2007                              $8.73            $9.67           132,861
-------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2000 to 12/31/2000                                               $7.98            25,984
    1/1/2001 to 12/31/2001                              $7.98            $4.27            35,767
    1/1/2002 to 12/31/2002                              $4.27            $2.24            30,448
    1/1/2003 to 12/31/2003                              $2.24            $3.21            42,720
    1/1/2004 to 12/31/2004                              $3.21            $3.32            78,567
    1/1/2005 to 12/31/2005                              $3.32            $3.35            77,941
    1/1/2006 to 12/31/2006                              $3.35            $3.65           254,798
    1/1/2007 to 12/31/2007                              $3.65            $3.89           126,039
-------------------------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2000 to 12/31/2000                                              $13.14            32,969
    1/1/2001 to 12/31/2001                             $13.14           $11.35            27,104
    1/1/2002 to 12/31/2002                             $11.35            $8.46            19,405
    1/1/2003 to 12/31/2003                              $8.46           $10.68            59,116
    1/1/2004 to 12/31/2004                             $10.68           $11.34            92,506
    1/1/2005 to 12/31/2005                             $11.34           $12.12           106,295
    1/1/2006 to 12/31/2006                             $12.12           $12.59           110,470
    1/1/2007 to 12/31/2007                             $12.59           $13.91           109,826

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2000 to 12/31/2000                                $12.38             9,786
    1/1/2001 to 12/31/2001               $12.38           $11.02             8,536
    1/1/2002 to 12/31/2002               $11.02            $9.26             7,204
    1/1/2003 to 12/31/2003                $9.26           $11.85            48,538
    1/1/2004 to 12/31/2004               $11.85           $12.72            44,091
    1/1/2005 to 12/31/2005               $12.72           $13.30            48,007
    1/1/2006 to 12/31/2006               $13.30           $15.30            89,614
    1/1/2007 to 12/31/2007               $15.30           $11.75            53,310
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2000 to 12/31/2000                                    --                --
    1/1/2001 to 12/31/2001                   --               --                --
    1/1/2002 to 12/31/2002                   --               --                --
    1/1/2003 to 12/31/2003                   --           $10.46            24,847
    1/1/2004 to 12/31/2004               $10.46           $12.31            62,400
    1/1/2005 to 12/31/2005               $12.31           $14.10           130,750
    1/1/2006 to 12/31/2006               $14.10           $17.15           182,002
    1/1/2007 to 12/31/2007               $17.15           $19.47           167,896
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2000 to 12/31/2000                                 $9.35                --
    1/1/2001 to 12/31/2001                $9.35            $8.49             5,085
    1/1/2002 to 12/31/2002                $8.49            $6.10             5,427
    1/1/2003 to 12/31/2003                $6.10            $9.16            69,344
    1/1/2004 to 12/31/2004                $9.16            $9.57            92,559
    1/1/2005 to 4/15/2005                 $9.57            $8.53                 0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2000 to 12/31/2000                                    --                --
    1/1/2001 to 12/31/2001                   --            $9.04                --
    1/1/2002 to 12/31/2002                $9.04               --                --
    1/1/2003 to 12/31/2003                   --            $9.21            15,743
    1/1/2004 to 12/31/2004                $9.21            $9.75            26,849
    1/1/2005 to 12/31/2005                $9.75           $10.00            18,356
    1/1/2006 to 12/31/2006               $10.00           $10.47            19,700
    1/1/2007 to 12/31/2007               $10.47           $11.58            38,907
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2000 to 12/31/2000                                    --                --
    1/1/2001 to 12/31/2001                   --               --                --
    1/1/2002 to 12/31/2002                   --               --                --
    1/1/2003 to 12/31/2003                   --               --                --
    1/1/2004 to 12/31/2004                   --               --                --
    1/1/2005 to 12/31/2005                   --           $11.47            64,775
    1/1/2006 to 12/31/2006               $11.47           $12.58            72,371
    1/1/2007 to 12/31/2007               $12.58           $13.79            85,135
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2000 to 12/31/2000                                 $9.30                --
    1/1/2001 to 12/31/2001                $9.30            $6.97             7,317
    1/1/2002 to 12/31/2002                $6.97            $5.11             2,539
    1/1/2003 to 12/31/2003                $5.11            $7.00            75,543
    1/1/2004 to 12/31/2004                $7.00            $7.90           201,444
    1/1/2005 to 12/31/2005                $7.90            $8.43            76,381
    1/1/2006 to 12/31/2006                $8.43            $9.79           370,628
    1/1/2007 to 12/31/2007                $9.79           $11.07           331,218

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --           $12.66            47,272
    1/1/2004 to 12/31/2004          $12.66           $12.43            63,254
    1/1/2005 to 12/31/2005          $12.43           $14.67            83,233
    1/1/2006 to 12/31/2006          $14.67           $20.18           235,779
    1/1/2007 to 12/31/2007          $20.18           $29.44           204,415
------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --            $9.09            28,579
    1/1/2004 to 12/31/2004           $9.09            $9.65            87,251
    1/1/2005 to 12/31/2005           $9.65           $13.51           165,707
    1/1/2006 to 12/31/2006          $13.51           $14.79           117,156
    1/1/2007 to 12/31/2007          $14.79           $13.14            54,211
------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --           $10.97             8,886
    1/1/2004 to 12/31/2004          $10.97           $12.11            12,480
    1/1/2005 to 12/31/2005          $12.11           $11.94            44,665
    1/1/2006 to 12/31/2006          $11.94           $13.61            35,707
    1/1/2007 to 12/31/2007          $13.61            $9.77            12,962
------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --           $11.02            53,759
    1/1/2004 to 12/31/2004          $11.02           $12.00            42,597
    1/1/2005 to 12/31/2005          $12.00           $12.13            53,592
    1/1/2006 to 12/31/2006          $12.13           $13.84            67,645
    1/1/2007 to 12/31/2007          $13.84           $17.86           199,608
------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $8.38             3,279
    1/1/2002 to 12/31/2002           $8.38            $5.17               460
    1/1/2003 to 12/31/2003           $5.17            $7.14            20,329
    1/1/2004 to 12/31/2004           $7.14            $7.73            32,726
    1/1/2005 to 12/31/2005           $7.73            $9.11            73,804
    1/1/2006 to 12/31/2006           $9.11            $8.63            56,416
    1/1/2007 to 12/31/2007           $8.63            $8.42           165,309
------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --            $9.10            13,935
    1/1/2004 to 12/31/2004           $9.10            $9.67            20,288
    1/1/2005 to 12/31/2005           $9.67            $9.10             3,866
    1/1/2006 to 12/31/2006           $9.10           $10.06            15,819
    1/1/2007 to 12/31/2007          $10.06            $9.12             5,165

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --            $9.71             3,821
    1/1/2004 to 12/31/2004           $9.71           $10.47             7,578
    1/1/2005 to 12/31/2005          $10.47           $10.31             6,876
    1/1/2006 to 12/31/2006          $10.31           $11.46            39,408
    1/1/2007 to 12/31/2007          $11.46           $12.18           150,560
------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $9.20                --
    1/1/2002 to 12/31/2002           $9.20               --                --
    1/1/2003 to 12/31/2003              --            $9.10            50,155
    1/1/2004 to 12/31/2004           $9.10           $11.62           186,654
    1/1/2005 to 12/31/2005          $11.62           $15.07           278,771
    1/1/2006 to 12/31/2006          $15.07           $17.96           226,319
    1/1/2007 to 12/31/2007          $17.96           $23.49           230,618
------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $9.23             8,154
    1/1/2002 to 12/31/2002           $9.23            $7.76             3,258
    1/1/2003 to 12/31/2003           $7.76            $9.88            32,283
    1/1/2004 to 12/31/2004           $9.88           $10.77            70,662
    1/1/2005 to 12/31/2005          $10.77           $11.06            43,105
    1/1/2006 to 12/31/2006          $11.06           $12.81           108,064
    1/1/2007 to 12/31/2007          $12.81           $10.23            27,930
------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $9.37             2,564
    1/1/2002 to 12/31/2002           $9.37            $7.15             1,235
    1/1/2003 to 12/31/2003           $7.15            $8.29            23,591
    1/1/2004 to 12/31/2004           $8.29            $8.38            91,641
    1/1/2005 to 12/31/2005           $8.38            $8.77            83,943
    1/1/2006 to 12/31/2006           $8.77            $9.12           179,877
    1/1/2007 to 12/31/2007           $9.12            $9.60           255,222
------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --           $10.08            11,186
    1/1/2004 to 12/31/2004          $10.08           $11.27            22,333
    1/1/2005 to 12/31/2005          $11.27           $11.40             9,851
    1/1/2006 to 12/31/2006          $11.40           $12.57            21,635
    1/1/2007 to 12/31/2007          $12.57           $13.87            15,320
------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --           $15.10             8,287
    1/1/2004 to 12/31/2004          $15.10           $18.08            20,851
    1/1/2005 to 12/31/2005          $18.08           $19.18            46,724
    1/1/2006 to 12/31/2006          $19.18           $19.20             6,326
    1/1/2007 to 12/31/2007          $19.20           $20.89            16,744

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --               --                --
    1/1/2002 to 12/31/2002               --               --                --
    1/1/2003 to 12/31/2003               --            $8.95            24,743
    1/1/2004 to 12/31/2004            $8.95            $8.02            27,913
    1/1/2005 to 12/31/2005            $8.02            $7.62            36,753
    1/1/2006 to 12/31/2006            $7.62            $8.44           116,086
    1/1/2007 to 12/31/2007            $8.44            $8.53            85,082
-------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --               --                --
    1/1/2002 to 12/31/2002               --            $9.73             1,179
    1/1/2003 to 12/31/2003            $9.73           $13.38            89,687
    1/1/2004 to 12/31/2004           $13.38           $11.90           102,230
    1/1/2005 to 12/31/2005           $11.90           $14.84           200,315
    1/1/2006 to 12/31/2006           $14.84           $15.74           233,772
    1/1/2007 to 12/31/2007           $15.74           $19.03           203,953
-------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --           $10.78             2,306
    1/1/2002 to 12/31/2002           $10.78           $10.65             2,230
    1/1/2003 to 12/31/2003           $10.65           $14.00            18,355
    1/1/2004 to 12/31/2004           $14.00           $17.58            53,006
    1/1/2005 to 12/31/2005           $17.58           $18.54            31,980
    1/1/2006 to 12/31/2006           $18.54           $24.25            61,873
    1/1/2007 to 12/31/2007           $24.25           $19.25            39,817
-------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --               --                --
    1/1/2002 to 12/31/2002               --               --                --
    1/1/2003 to 12/31/2003               --            $9.58            17,621
    1/1/2004 to 12/31/2004            $9.58            $7.23            52,485
    1/1/2005 to 12/31/2005            $7.23            $7.76            68,309
    1/1/2006 to 12/31/2006            $7.76            $7.12             9,658
    1/1/2007 to 12/31/2007            $7.12            $7.53            18,356
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --            $5.92            12,704
    1/1/2002 to 12/31/2002            $5.92               --                --
    1/1/2003 to 12/31/2003               --            $5.00            74,180
    1/1/2004 to 12/31/2004            $5.00            $4.91            88,720
    1/1/2005 to 12/31/2005            $4.91            $4.91           109,698
    1/1/2006 to 12/31/2006            $4.91            $5.24            74,232
    1/1/2007 to 12/31/2007            $5.24            $5.92           199,048
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2000 to 12/31/2000                                --                --
    1/1/2001 to 12/31/2001               --            $7.11                --
    1/1/2002 to 12/31/2002            $7.11               --                --
    1/1/2003 to 12/31/2003               --            $4.41            30,179
    1/1/2004 to 12/31/2004            $4.41            $5.04           118,731
    1/1/2005 to 12/31/2005            $5.04            $4.64            45,279
    1/1/2006 to 12/31/2006            $4.64            $6.16           207,252
    1/1/2007 to 12/31/2007            $6.16            $6.59           120,262

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $8.13                --
    1/1/2002 to 12/31/2002           $8.13            $6.11               491
    1/1/2003 to 12/31/2003           $6.11            $7.32            18,902
    1/1/2004 to 12/31/2004           $7.32            $8.75            79,702
    1/1/2005 to 12/31/2005           $8.75            $9.77           213,813
    1/1/2006 to 12/31/2006           $9.77           $11.51           237,712
    1/1/2007 to 12/31/2007          $11.51           $13.16           338,965
------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --               --                --
    1/1/2002 to 12/31/2002              --               --                --
    1/1/2003 to 12/31/2003              --            $9.91           394,427
    1/1/2004 to 12/31/2004           $9.91           $10.65           412,259
    1/1/2005 to 12/31/2005          $10.65           $10.80           384,503
    1/1/2006 to 12/31/2006          $10.80           $12.12           306,353
    1/1/2007 to 12/31/2007          $12.12           $12.40           217,866
------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --           $11.55                --
    1/1/2002 to 12/31/2002          $11.55           $13.78             2,012
    1/1/2003 to 12/31/2003          $13.78           $10.26            28,299
    1/1/2004 to 12/31/2004          $10.26            $9.09            16,155
    1/1/2005 to 12/31/2005           $9.09            $8.86            35,612
    1/1/2006 to 12/31/2006           $8.86            $8.09            56,286
    1/1/2007 to 12/31/2007           $8.09            $8.04            56,088
------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $7.48                --
    1/1/2002 to 12/31/2002           $7.48            $4.72             2,988
    1/1/2003 to 12/31/2003           $4.72            $7.13            56,257
    1/1/2004 to 12/31/2004           $7.13            $8.25           305,666
    1/1/2005 to 12/31/2005           $8.25            $8.36            82,031
    1/1/2006 to 12/31/2006           $8.36           $10.16            91,153
    1/1/2007 to 12/31/2007          $10.16           $10.11           117,940
------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2000 to 12/31/2000                               --                --
    1/1/2001 to 12/31/2001              --            $5.77                --
    1/1/2002 to 12/31/2002           $5.77               --                --
    1/1/2003 to 12/31/2003              --            $5.07           257,947
    1/1/2004 to 12/31/2004           $5.07            $5.44           293,311
    1/1/2005 to 12/31/2005           $5.44            $5.38           234,956
    1/1/2006 to 12/31/2006           $5.38            $5.60           266,020
    1/1/2007 to 12/31/2007           $5.60            $6.50           383,014

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2000 to 12/31/2000                                  --                 --
    1/1/2001 to 12/31/2001                 --               --                 --
    1/1/2002 to 12/31/2002                 --           $11.03                934
    1/1/2003 to 12/31/2003             $11.03            $6.83             40,617
    1/1/2004 to 12/31/2004              $6.83            $5.99             77,280
    1/1/2005 to 12/31/2005              $5.99            $5.97             77,757
    1/1/2006 to 12/31/2006              $5.97            $5.81             53,401
    1/1/2007 to 12/31/2007              $5.81            $5.08             37,820
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2000 to 12/31/2000                               $4.06              3,787
    1/1/2001 to 12/31/2001              $4.06            $1.25             58,556
    1/1/2002 to 12/31/2002              $1.25               --                 --
    1/1/2003 to 12/31/2003                 --            $0.77            890,270
    1/1/2004 to 12/31/2004              $0.77            $0.87          6,405,048
    1/1/2005 to 12/31/2005              $0.87            $0.82          7,044,313
    1/1/2006 to 12/31/2006              $0.82            $0.85          6,941,343
    1/1/2007 to 12/31/2007              $0.85            $1.08          6,538,979
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2000 to 12/31/2000                                  --                 --
    1/1/2001 to 12/31/2001                 --               --                 --
    1/1/2002 to 12/31/2002                 --               --                 --
    1/1/2003 to 12/31/2003                 --           $10.30             59,964
    1/1/2004 to 12/31/2004             $10.30           $11.80             87,968
    1/1/2005 to 12/31/2005             $11.80           $12.68             86,401
    1/1/2006 to 12/31/2006             $12.68           $14.06            216,242
    1/1/2007 to 12/31/2007             $14.06           $14.02            130,141
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2000 to 12/31/2000                                  --                 --
    1/1/2001 to 12/31/2001                 --               --                 --
    1/1/2002 to 12/31/2002                 --               --                 --
    1/1/2003 to 12/31/2003                 --            $9.75             24,107
    1/1/2004 to 12/31/2004              $9.75           $10.70             80,520
    1/1/2005 to 12/31/2005             $10.70           $11.75            181,173
    1/1/2006 to 12/31/2006             $11.75           $12.06             55,706
    1/1/2007 to 12/31/2007             $12.06           $13.31             89,654
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2000 to 12/31/2000                                  --                 --
    1/1/2001 to 12/31/2001                 --               --                 --
    1/1/2002 to 12/31/2002                 --               --                 --
    1/1/2003 to 12/31/2003                 --            $9.62             34,556
    1/1/2004 to 12/31/2004              $9.62           $12.13            115,073
    1/1/2005 to 12/31/2005             $12.13           $14.12            150,869
    1/1/2006 to 12/31/2006             $14.12           $15.42            133,297
    1/1/2007 to 12/31/2007             $15.42           $16.14             93,025

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2000 to 12/31/2000                                      --                --
    1/1/2001 to 12/31/2001                     --               --                --
    1/1/2002 to 12/31/2002                     --               --                --
    1/1/2003 to 12/31/2003                     --            $9.46           105,751
    1/1/2004 to 12/31/2004                  $9.46           $11.22           123,988
    1/1/2005 to 12/31/2005                 $11.22           $11.52            53,564
    1/1/2006 to 12/31/2006                 $11.52           $13.36           181,265
    1/1/2007 to 12/31/2007                 $13.36           $12.24            56,109
-------------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2000 to 12/31/2000                                      --                --
    1/1/2001 to 12/31/2001                     --               --                --
    1/1/2002 to 12/31/2002                     --               --                --
    1/1/2003 to 12/31/2003                     --           $10.23            65,882
    1/1/2004 to 12/31/2004                 $10.23           $12.11           237,000
    1/1/2005 to 12/31/2005                 $12.11           $12.86           341,834
    1/1/2006 to 12/31/2006                 $12.86           $13.79           103,542
    1/1/2007 to 12/31/2007                 $13.79           $14.17            70,944
-------------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2000 to 12/31/2000                                   $9.32             3,174
    1/1/2001 to 12/31/2001                  $9.32            $8.50                --
    1/1/2002 to 12/31/2002                  $8.50            $4.82               953
    1/1/2003 to 12/31/2003                  $4.82            $9.49            60,051
    1/1/2004 to 12/31/2004                  $9.49           $12.28           143,175
    1/1/2005 to 12/31/2005                 $12.28           $12.10            52,922
    1/1/2006 to 12/31/2006                 $12.10           $15.06            56,197
    1/1/2007 to 12/31/2007                 $15.06           $12.91            55,859
-------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2000 to 12/31/2000                                      --                --
    1/1/2001 to 12/31/2001                     --               --                --
    1/1/2002 to 12/31/2002                     --           $11.59             1,005
    1/1/2003 to 12/31/2003                 $11.59           $11.15            20,058
    1/1/2004 to 12/31/2004                 $11.15           $11.91            42,782
    1/1/2005 to 12/31/2005                 $11.91           $12.83           119,421
    1/1/2006 to 12/31/2006                 $12.83           $12.09            50,469
    1/1/2007 to 12/31/2007                 $12.09           $13.15           250,069
-------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2000 to 12/31/2000                                      --                --
    1/1/2001 to 12/31/2001                     --               --                --
    1/1/2002 to 12/31/2002                     --               --                --
    1/1/2003 to 12/31/2003                     --            $7.61            78,428
    1/1/2004 to 12/31/2004                  $7.61            $6.70           266,169
    1/1/2005 to 12/31/2005                  $6.70            $6.09           302,975
    1/1/2006 to 12/31/2006                  $6.09            $6.63           268,688
    1/1/2007 to 12/31/2007                  $6.63            $6.20           268,294
-------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2000 to 12/31/2000                                      --                --
    1/1/2001 to 12/31/2001                     --               --                --
    1/1/2002 to 12/31/2002                     --               --                --
    1/1/2003 to 12/31/2003                     --               --                --
    1/1/2004 to 12/31/2004                     --               --                --
    1/1/2005 to 12/31/2005                     --           $10.59           299,437
    1/1/2006 to 12/31/2006                 $10.59           $11.46            27,550
    1/1/2007 to 12/31/2007                 $11.46           $11.90           350,487

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2000 to 12/31/2000                                           $7.44            32,451
    1/1/2001 to 12/31/2001                          $7.44            $4.73            31,543
    1/1/2002 to 12/31/2002                          $4.73            $2.95            23,080
    1/1/2003 to 12/31/2003                          $2.95            $3.99            22,064
    1/1/2004 to 12/31/2004                          $3.99            $4.38            33,075
    1/1/2005 to 12/31/2005                          $4.38            $4.35            14,496
    1/1/2006 to 12/31/2006                          $4.35            $4.47            19,492
    1/1/2007 to 12/31/2007                          $4.47            $4.67            73,318
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2000 to 12/31/2000                                              --                --
    1/1/2001 to 12/31/2001                             --               --                --
    1/1/2002 to 12/31/2002                             --               --                --
    1/1/2003 to 12/31/2003                             --           $13.20           476,951
    1/1/2004 to 12/31/2004                         $13.20           $14.64           695,591
    1/1/2005 to 12/31/2005                         $14.64           $15.50           732,182
    1/1/2006 to 12/31/2006                         $15.50           $17.07           751,781
    1/1/2007 to 12/31/2007                         $17.07           $18.45           676,438
---------------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2000 to 12/31/2000                                              --                --
    1/1/2001 to 12/31/2001                             --               --                --
    1/1/2002 to 12/31/2002                             --               --                --
    1/1/2003 to 12/31/2003                             --           $12.05            10,069
    1/1/2004 to 12/31/2004                         $12.05           $12.35            24,245
    1/1/2005 to 12/31/2005                         $12.35           $11.81            25,001
    1/1/2006 to 12/31/2006                         $11.81           $14.64            50,230
    1/1/2007 to 12/31/2007                         $14.64           $14.55            42,707
---------------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2000 to 12/31/2000                                              --                --
    1/1/2001 to 12/31/2001                             --               --                --
    1/1/2002 to 12/31/2002                             --               --                --
    1/1/2003 to 12/31/2003                             --               --                --
    1/1/2004 to 12/31/2004                             --               --                --
    1/1/2005 to 12/31/2005                             --            $9.79           290,982
    1/1/2006 to 12/31/2006                          $9.79           $11.42           415,893
    1/1/2007 to 12/31/2007                         $11.42           $11.40           397,672
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2000 to 12/31/2000                                              --                --
    1/1/2001 to 12/31/2001                             --               --                --
    1/1/2002 to 12/31/2002                             --               --                --
    1/1/2003 to 12/31/2003                             --           $12.96             8,569
    1/1/2004 to 12/31/2004                         $12.96           $16.05            22,405
    1/1/2005 to 12/31/2005                         $16.05           $17.46            52,338
    1/1/2006 to 12/31/2006                         $17.46           $23.87           152,515
    1/1/2007 to 12/31/2007                         $23.87           $26.71           239,619

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --           $11.89             5,532
    1/1/2004 to 12/31/2004             $11.89           $13.34            43,536
    1/1/2005 to 12/31/2005             $13.34           $13.72            46,537
    1/1/2006 to 12/31/2006             $13.72           $13.94            45,207
    1/1/2007 to 12/31/2007             $13.94           $14.35            57,244
---------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --               --                --
    1/1/2004 to 12/31/2004                 --           $12.54             7,266
    1/1/2005 to 12/31/2005             $12.54           $12.79            10,385
    1/1/2006 to 12/31/2006             $12.79           $13.76            15,488
    1/1/2007 to 12/31/2007             $13.76           $16.54            27,898
---------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --               --                --
    1/1/2004 to 12/31/2004                 --           $16.61            33,213
    1/1/2005 to 12/31/2005             $16.61           $19.64           130,528
    1/1/2006 to 12/31/2006             $19.64           $19.95           178,140
    1/1/2007 to 12/31/2007             $19.95           $23.28           204,229
---------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --               --                --
    1/1/2004 to 12/31/2004                 --               --                --
    1/1/2005 to 12/31/2005                 --           $10.35            98,334
    1/1/2006 to 12/31/2006             $10.35           $11.14            87,853
    1/1/2007 to 12/31/2007             $11.14           $11.77           111,093
---------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --               --                --
    1/1/2004 to 12/31/2004                 --           $10.37             3,839
    1/1/2005 to 12/31/2005             $10.37           $10.55           131,175
    1/1/2006 to 12/31/2006             $10.55           $12.37           296,094
    1/1/2007 to 12/31/2007             $12.37           $12.23           172,527
---------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2000 to 12/31/2000                                  --                --
    1/1/2001 to 12/31/2001                 --               --                --
    1/1/2002 to 12/31/2002                 --               --                --
    1/1/2003 to 12/31/2003                 --               --                --
    1/1/2004 to 12/31/2004                 --            $9.70               571
    1/1/2005 to 12/31/2005              $9.70            $8.67               975
    1/1/2006 to 12/31/2006              $8.67            $8.26             4,948
    1/1/2007 to 12/31/2007              $8.26            $7.92            17,295

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --            $9.55              7,859
    1/1/2005 to 12/31/2005                           $9.55            $9.15             11,578
    1/1/2006 to 12/31/2006                           $9.15            $7.97              6,984
    1/1/2007 to 12/31/2007                           $7.97            $8.23             35,184
----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --           $10.53             18,568
    1/1/2005 to 12/31/2005                          $10.53           $12.10             32,119
    1/1/2006 to 12/31/2006                          $12.10           $14.47            100,114
    1/1/2007 to 12/31/2007                          $14.47           $17.08            109,207
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --               --                 --
    1/1/2005 to 12/31/2005                              --           $10.00            171,403
    1/1/2006 to 12/31/2006                          $10.00           $11.42          1,094,157
    1/1/2007 to 12/31/2007                          $11.42           $12.36          1,458,079
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --               --                 --
    1/1/2005 to 12/31/2005                              --           $10.01            403,183
    1/1/2006 to 12/31/2006                          $10.01           $11.24          4,226,992
    1/1/2007 to 12/31/2007                          $11.24           $12.18          5,738,690
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --               --                 --
    1/1/2005 to 12/31/2005                              --           $10.02            405,782
    1/1/2006 to 12/31/2006                          $10.02           $11.06          3,716,970
    1/1/2007 to 12/31/2007                          $11.06           $11.93          5,006,440
----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2000 to 12/31/2000                                               --                 --
    1/1/2001 to 12/31/2001                              --               --                 --
    1/1/2002 to 12/31/2002                              --               --                 --
    1/1/2003 to 12/31/2003                              --               --                 --
    1/1/2004 to 12/31/2004                              --               --                 --
    1/1/2005 to 12/31/2005                              --           $10.03             53,897
    1/1/2006 to 12/31/2006                          $10.03           $10.95          1,008,771
    1/1/2007 to 12/31/2007                          $10.95           $11.79          1,635,321

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2000 to 12/31/2000                                                       --                 --
    1/1/2001 to 12/31/2001                                      --               --                 --
    1/1/2002 to 12/31/2002                                      --               --                 --
    1/1/2003 to 12/31/2003                                      --               --                 --
    1/1/2004 to 12/31/2004                                      --               --                 --
    1/1/2005 to 12/31/2005                                      --           $10.04            215,279
    1/1/2006 to 12/31/2006                                  $10.04           $10.70            443,968
    1/1/2007 to 12/31/2007                                  $10.70           $11.49            649,597
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.69            795,953
    1/1/2007 to 12/31/2007                                  $10.69           $11.56          1,509,134
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.61            563,523
    1/1/2007 to 12/31/2007                                  $10.61           $11.38          1,273,685
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.52            510,953
    1/1/2007 to 12/31/2007                                  $10.52           $11.57          1,352,476
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.51             31,450
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.04                  0
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.19                  0
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17                  0
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.00              7,406
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98             48,832


 *  Denotes the start date of these sub-accounts.


                                    ASAP III
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2005 to 12/31/2005                                          $10.57              0
    1/1/2006 to 12/31/2006                         $10.57           $12.64              0
    1/1/2007 to 12/31/2007                         $12.64           $13.47              0
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2005 to 12/31/2005                                          $11.20              0
    1/1/2006 to 12/31/2006                         $11.20           $13.19              0
    1/1/2007 to 12/31/2007                         $13.19           $15.30              0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST International Value
    1/1/2005 to 12/31/2005                                   $10.62              0
    1/1/2006 to 12/31/2006                  $10.62           $13.19              0
    1/1/2007 to 12/31/2007                  $13.19           $15.13              0
--------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2005 to 12/31/2005                                   $10.39              0
    1/1/2006 to 12/31/2006                  $10.39           $12.59              0
    1/1/2007 to 12/31/2007                  $12.59           $13.41              0
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2005 to 12/31/2005                                   $10.35              0
    1/1/2006 to 12/31/2006                  $10.35           $11.35              0
    1/1/2007 to 12/31/2007                  $11.35           $11.84              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.23              0
    1/1/2006 to 12/31/2006                  $10.23           $10.74              0
    1/1/2007 to 12/31/2007                  $10.74           $12.41              0
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2005 to 12/31/2005                                   $10.87              0
    1/1/2006 to 12/31/2006                  $10.87           $11.96              0
    1/1/2007 to 12/31/2007                  $11.96           $12.95              0
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2005 to 12/31/2005                                   $10.56              0
    1/1/2006 to 12/31/2006                  $10.56           $12.35              0
    1/1/2007 to 12/31/2007                  $12.35           $11.35              0
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2005 to 12/31/2005                                    $9.94              0
    1/1/2006 to 12/31/2006                   $9.94           $11.61              0
    1/1/2007 to 12/31/2007                  $11.61            $9.30              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.49              0
    1/1/2006 to 12/31/2006                  $10.49           $10.86              0
    1/1/2007 to 12/31/2007                  $10.86           $12.63              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $11.25              0
    1/1/2006 to 12/31/2006                  $11.25           $12.49              0
    1/1/2007 to 12/31/2007                  $12.49           $14.87              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.80              0
    1/1/2006 to 12/31/2006                  $10.80           $11.65              0
    1/1/2007 to 12/31/2007                  $11.65           $11.70              0
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2005 to 12/2/2005                                    $11.63              0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.27              0
    1/1/2006 to 12/31/2006                  $10.27           $11.43              0
    1/1/2007 to 12/31/2007                  $11.43           $11.44              0
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2005 to 12/31/2005                                   $11.65              0
    1/1/2006 to 12/31/2006                  $11.65           $13.14              0
    1/1/2007 to 12/31/2007                  $13.14           $17.98              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2005 to 12/31/2005                                      $12.02              0
    1/1/2006 to 12/31/2006                     $12.02           $12.37              0
    1/1/2007 to 12/31/2007                     $12.37           $13.04              0
-----------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2005 to 12/31/2005                                      $10.67              0
    1/1/2006 to 12/31/2006                     $10.67           $11.40              0
    1/1/2007 to 12/31/2007                     $11.40           $12.78              0
-----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2005 to 12/31/2005                                      $10.82              0
    1/1/2006 to 12/31/2006                     $10.82           $11.30              0
    1/1/2007 to 12/31/2007                     $11.30           $12.65              0
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2005 to 12/31/2005                                      $10.67              0
    1/1/2006 to 12/31/2006                     $10.67           $11.44              0
    1/1/2007 to 12/31/2007                     $11.44           $12.69              0
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2005 to 12/31/2005                                      $10.63              0
    1/1/2006 to 12/31/2006                     $10.63           $12.60              0
    1/1/2007 to 12/31/2007                     $12.60           $12.42              0
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2005 to 12/31/2005                                      $11.24              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2005 to 12/31/2005                                      $10.23              0
    1/1/2006 to 12/31/2006                     $10.23           $12.09              0
    1/1/2007 to 12/31/2007                     $12.09           $11.36              0
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2005 to 12/31/2005                                      $11.92              0
    1/1/2006 to 12/31/2006                     $11.92           $15.88              0
    1/1/2007 to 12/31/2007                     $15.88           $12.38              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2005 to 12/31/2005                                      $10.32              0
    1/1/2006 to 12/31/2006                     $10.32           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $11.25              0
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2005 to 12/31/2005                                      $10.25              0
    1/1/2006 to 12/31/2006                     $10.25           $11.67              0
    1/1/2007 to 12/31/2007                     $11.67           $11.35              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2005 to 12/31/2005                                      $10.18              0
    1/1/2006 to 12/31/2006                     $10.18           $11.63              0
    1/1/2007 to 12/31/2007                     $11.63           $11.91              0
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2005 to 12/31/2005                                      $10.47              0
    1/1/2006 to 12/31/2006                     $10.47           $12.08              0
    1/1/2007 to 12/31/2007                     $12.08           $11.42              0
-----------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2005 to 12/31/2005                                      $10.54              0
    1/1/2006 to 12/31/2006                     $10.54           $11.41              0
    1/1/2007 to 12/31/2007                     $11.41           $11.33              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2005 to 12/31/2005                                                $10.23              0
    1/1/2006 to 12/31/2006                               $10.23           $10.93              0
    1/1/2007 to 12/31/2007                               $10.93           $11.60              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2005 to 12/31/2005                                                $10.27              0
    1/1/2006 to 12/31/2006                               $10.27           $11.26              0
    1/1/2007 to 12/31/2007                               $11.26           $11.66              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2005 to 12/31/2005                                                 $9.37              0
    1/1/2006 to 12/31/2006                                $9.37            $9.70              0
    1/1/2007 to 12/31/2007                                $9.70           $10.36              0
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2005 to 12/31/2005                                                 $9.78              0
    1/1/2006 to 12/31/2006                                $9.78           $10.51              0
    1/1/2007 to 12/31/2007                               $10.51           $10.49              0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2005 to 12/31/2005                                                 $9.87              0
    1/1/2006 to 12/31/2006                                $9.87           $10.56              0
    1/1/2007 to 12/31/2007                               $10.56           $10.91              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2005 to 12/31/2005                                                $10.07              0
    1/1/2006 to 12/31/2006                               $10.07           $10.17              0
    1/1/2007 to 12/31/2007                               $10.17           $10.73              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2005 to 12/31/2005                                                 $9.98              0
    1/1/2006 to 12/31/2006                                $9.98           $10.09              0
    1/1/2007 to 12/31/2007                               $10.09           $10.49              0
---------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2005 to 12/31/2005                                                $10.02              0
    1/1/2006 to 12/31/2006                               $10.02           $10.21              0
    1/1/2007 to 12/31/2007                               $10.21           $10.43              0
---------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2005 to 12/31/2005                                                $11.97              0
    1/1/2006 to 12/31/2006                               $11.97           $15.69              0
    1/1/2007 to 12/31/2007                               $15.69           $21.92              0
---------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2005 to 12/31/2005                                                $10.12              0
    1/1/2006 to 12/31/2006                               $10.12           $11.68              0
    1/1/2007 to 12/31/2007                               $11.68           $11.70              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2005 to 12/31/2005                                                $10.83              0
    1/1/2006 to 12/31/2006                               $10.83           $12.25              0
    1/1/2007 to 12/31/2007                               $12.25           $13.38              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2005 to 12/31/2005                                                $10.64              0
    1/1/2006 to 12/31/2006                               $10.64           $11.45              0
    1/1/2007 to 12/31/2007                               $11.45           $12.01              0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2005 to 12/31/2005                                $11.08              0
    1/1/2006 to 12/31/2006               $11.08           $11.36              0
    1/1/2007 to 12/31/2007               $11.36           $12.37              0
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2005 to 12/31/2005                                $10.66              0
    1/1/2006 to 12/31/2006               $10.66           $12.09              0
    1/1/2007 to 12/31/2007               $12.09            $9.16              0
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2005 to 12/31/2005                                $10.92              0
    1/1/2006 to 12/31/2006               $10.92           $13.09              0
    1/1/2007 to 12/31/2007               $13.09           $14.67              0
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2005 to 4/15/2005                                  $9.26              0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2005 to 12/31/2005                                $10.53              0
    1/1/2006 to 12/31/2006               $10.53           $10.87              0
    1/1/2007 to 12/31/2007               $10.87           $11.86              0
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2005 to 12/31/2005                                $11.36              0
    1/1/2006 to 12/31/2006               $11.36           $12.29              0
    1/1/2007 to 12/31/2007               $12.29           $13.29              0
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2005 to 12/31/2005                                $10.45              0
    1/1/2006 to 12/31/2006               $10.45           $11.96              0
    1/1/2007 to 12/31/2007               $11.96           $13.35              0
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2005 to 12/31/2005                                $11.13              0
    1/1/2006 to 12/31/2006               $11.13           $15.11              0
    1/1/2007 to 12/31/2007               $15.11           $21.73              0
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2005 to 12/31/2005                                $13.42              0
    1/1/2006 to 12/31/2006               $13.42           $14.49              0
    1/1/2007 to 12/31/2007               $14.49           $12.70              0
-----------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2005 to 12/31/2005                                $10.13              0
    1/1/2006 to 12/31/2006               $10.13           $11.39              0
    1/1/2007 to 12/31/2007               $11.39            $8.07              0
-----------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2005 to 12/31/2005                                 $9.51              0
    1/1/2006 to 12/31/2006                $9.51           $10.70              0
    1/1/2007 to 12/31/2007               $10.70           $13.61              0
-----------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2005 to 12/31/2005                                $13.53              0
    1/1/2006 to 12/31/2006               $13.53           $12.64              0
    1/1/2007 to 12/31/2007               $12.64           $12.17              0
-----------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2005 to 12/31/2005                                 $9.70              0
    1/1/2006 to 12/31/2006                $9.70           $10.58              0
    1/1/2007 to 12/31/2007               $10.58            $9.45              0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2005 to 12/31/2005                             $9.76              0
    1/1/2006 to 12/31/2006            $9.76           $10.71              0
    1/1/2007 to 12/31/2007           $10.71           $11.22              0
-------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2005 to 12/31/2005                            $10.96              0
    1/1/2006 to 12/31/2006           $10.96           $12.88              0
    1/1/2007 to 12/31/2007           $12.88           $16.61              0
-------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2005 to 12/31/2005                            $10.56              0
    1/1/2006 to 12/31/2006           $10.56           $12.07              0
    1/1/2007 to 12/31/2007           $12.07            $9.51              0
-------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2005 to 12/31/2005                            $10.49              0
    1/1/2006 to 12/31/2006           $10.49           $10.76              0
    1/1/2007 to 12/31/2007           $10.76           $11.17              0
-------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2005 to 12/31/2005                            $10.10              0
    1/1/2006 to 12/31/2006           $10.10           $10.98              0
    1/1/2007 to 12/31/2007           $10.98           $11.95              0
-------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2005 to 12/31/2005                            $12.76              0
    1/1/2006 to 12/31/2006           $12.76           $12.59              0
    1/1/2007 to 12/31/2007           $12.59           $13.51              0
-------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2005 to 12/31/2005                             $9.47              0
    1/1/2006 to 12/31/2006            $9.47           $10.35              0
    1/1/2007 to 12/31/2007           $10.35           $10.31              0
-------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2005 to 12/31/2005                            $12.04              0
    1/1/2006 to 12/31/2006           $12.04           $12.59              0
    1/1/2007 to 12/31/2007           $12.59           $15.01              0
-------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2005 to 12/31/2005                            $11.21              0
    1/1/2006 to 12/31/2006           $11.21           $14.47              0
    1/1/2007 to 12/31/2007           $14.47           $11.33              0
-------------------------------------------------------------------------------------
ProFund VP -Semiconductor
    1/1/2005 to 12/31/2005                            $10.68              0
    1/1/2006 to 12/31/2006           $10.68            $9.67              0
    1/1/2007 to 12/31/2007            $9.67           $10.08              0
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2005 to 12/31/2005                            $10.57              0
    1/1/2006 to 12/31/2006           $10.57           $11.13              0
    1/1/2007 to 12/31/2007           $11.13           $12.40              0
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2005 to 12/31/2005                             $9.77              0
    1/1/2006 to 12/31/2006            $9.77           $12.78              0
    1/1/2007 to 12/31/2007           $12.78           $13.49              0
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2005 to 12/31/2005                            $10.64              0
    1/1/2006 to 12/31/2006           $10.64           $12.35              0
    1/1/2007 to 12/31/2007           $12.35           $13.93              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2005 to 12/31/2005                              $10.15              0
    1/1/2006 to 12/31/2006             $10.15           $11.24              0
    1/1/2007 to 12/31/2007             $11.24           $11.34              0
---------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2005 to 12/31/2005                               $9.57              0
    1/1/2006 to 12/31/2006              $9.57            $8.63              0
    1/1/2007 to 12/31/2007              $8.63            $8.45              0
---------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2005 to 12/31/2005                              $10.28              0
    1/1/2006 to 12/31/2006             $10.28           $12.32              0
    1/1/2007 to 12/31/2007             $12.32           $12.10              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2005 to 12/31/2005                              $10.59              0
    1/1/2006 to 12/31/2006             $10.59           $10.88              0
    1/1/2007 to 12/31/2007             $10.88           $12.46              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2005 to 12/31/2005                               $9.17              0
    1/1/2006 to 12/31/2006              $9.17            $8.81              0
    1/1/2007 to 12/31/2007              $8.81            $7.59              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2005 to 12/31/2005                              $11.08              0
    1/1/2006 to 12/31/2006             $11.08           $11.32              0
    1/1/2007 to 12/31/2007             $11.32           $14.16              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2005 to 12/31/2005                              $10.63              0
    1/1/2006 to 12/31/2006             $10.63           $11.63              0
    1/1/2007 to 12/31/2007             $11.63           $11.44              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2005 to 12/31/2005                              $10.79              0
    1/1/2006 to 12/31/2006             $10.79           $10.93              0
    1/1/2007 to 12/31/2007             $10.93           $11.89              0
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2005 to 12/31/2005                              $11.42              0
    1/1/2006 to 12/31/2006             $11.42           $12.31              0
    1/1/2007 to 12/31/2007             $12.31           $12.70              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2005 to 12/31/2005                              $10.33              0
    1/1/2006 to 12/31/2006             $10.33           $11.82              0
    1/1/2007 to 12/31/2007             $11.82           $10.68              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2005 to 12/31/2005                              $10.51              0
    1/1/2006 to 12/31/2006             $10.51           $11.13              0
    1/1/2007 to 12/31/2007             $11.13           $11.28              0
---------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2005 to 12/31/2005                              $10.69              0
    1/1/2006 to 12/31/2006             $10.69           $13.13              0
    1/1/2007 to 12/31/2007             $13.13           $11.10              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2005 to 12/31/2005                                          $10.58              0
    1/1/2006 to 12/31/2006                         $10.58            $9.84              0
    1/1/2007 to 12/31/2007                          $9.84           $10.55              0
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2005 to 12/31/2005                                           $9.11              0
    1/1/2006 to 12/31/2006                          $9.11            $9.78              0
    1/1/2007 to 12/31/2007                          $9.78            $9.03              0
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2005 to 12/31/2005                                          $10.49              0
    1/1/2006 to 12/31/2006                         $10.49           $11.20              0
    1/1/2007 to 12/31/2007                         $11.20           $11.47              0
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2005 to 12/31/2005                                           $9.77              0
    1/1/2006 to 12/31/2006                          $9.77            $9.90              0
    1/1/2007 to 12/31/2007                          $9.90           $10.19              0
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2005 to 12/31/2005                                          $10.47              0
    1/1/2006 to 12/31/2006                         $10.47           $11.37              0
    1/1/2007 to 12/31/2007                         $11.37           $12.12              0
---------------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2005 to 12/31/2005                                           $9.56              0
    1/1/2006 to 12/31/2006                          $9.56           $11.70              0
    1/1/2007 to 12/31/2007                         $11.70           $11.47              0
---------------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2005 to 12/31/2005                                           $9.70              0
    1/1/2006 to 12/31/2006                          $9.70           $11.16              0
    1/1/2007 to 12/31/2007                         $11.16           $10.99              0
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2005 to 12/31/2005                                          $10.86              0
    1/1/2006 to 12/31/2006                         $10.86           $14.65              0
    1/1/2007 to 12/31/2007                         $14.65           $16.17              0
---------------------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2005 to 12/31/2005                                          $10.51              0
    1/1/2006 to 12/31/2006                         $10.51           $10.54              0
    1/1/2007 to 12/31/2007                         $10.54           $10.69              0
---------------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2005 to 12/31/2005                                          $10.78              0
    1/1/2006 to 12/31/2006                         $10.78           $11.44              0
    1/1/2007 to 12/31/2007                         $11.44           $13.56              0
---------------------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2005 to 12/31/2005                                          $11.14              0
    1/1/2006 to 12/31/2006                         $11.14           $11.17              0
    1/1/2007 to 12/31/2007                         $11.17           $12.85              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2005 to 12/31/2005                                          $10.02              0
    1/1/2006 to 12/31/2006                         $10.02           $10.64              0
    1/1/2007 to 12/31/2007                         $10.64           $11.09              0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2005 to 12/31/2005                                            $10.23              0
    1/1/2006 to 12/31/2006                           $10.23           $11.83              0
    1/1/2007 to 12/31/2007                           $11.83           $11.54              0
-----------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2005 to 12/31/2005                                             $8.97              0
    1/1/2006 to 12/31/2006                            $8.97            $8.42              0
    1/1/2007 to 12/31/2007                            $8.42            $7.96              0
-----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2005 to 12/31/2005                                             $9.20              0
    1/1/2006 to 12/31/2006                            $9.20            $7.90              0
    1/1/2007 to 12/31/2007                            $7.90            $8.05              0
-----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2005 to 12/31/2005                                            $11.21              0
    1/1/2006 to 12/31/2006                           $11.21           $13.22              0
    1/1/2007 to 12/31/2007                           $13.22           $15.39              0
-----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                             $9.99              0
    1/1/2006 to 12/31/2006                            $9.99           $11.26              0
    1/1/2007 to 12/31/2007                           $11.26           $12.01              0
-----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.00              0
    1/1/2006 to 12/31/2006                           $10.00           $11.07              0
    1/1/2007 to 12/31/2007                           $11.07           $11.83              0
-----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.01              0
    1/1/2006 to 12/31/2006                           $10.01           $10.90              0
    1/1/2007 to 12/31/2007                           $10.90           $11.59              0
-----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.02              0
    1/1/2006 to 12/31/2006                           $10.02           $10.79              0
    1/1/2007 to 12/31/2007                           $10.79           $11.46              0
-----------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.03              0
    1/1/2006 to 12/31/2006                           $10.03           $10.55              0
    1/1/2007 to 12/31/2007                           $10.55           $11.17              0
-----------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.58              0
    1/1/2007 to 12/31/2007                           $10.58           $11.28              0
-----------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.50              0
    1/1/2007 to 12/31/2007                           $10.50           $11.10              0
-----------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.40              0
    1/1/2007 to 12/31/2007                           $10.40           $11.29              0
-----------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $11.49              0
-----------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $10.03              0
-----------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $10.18              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.16              0
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.99              0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.97              0


 *  Denotes the start date of these sub-accounts.


                                    APEX II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                           $8.56           2,569,506
    1/1/2003 to 12/31/2003                          $8.56           $11.00           2,415,394
    1/1/2004 to 12/31/2004                         $11.00           $12.67           3,227,381
    1/1/2005 to 12/31/2005                         $12.67           $13.84           5,621,836
    1/1/2006 to 12/31/2006                         $13.84           $16.71           4,715,269
    1/1/2007 to 12/31/2007                         $16.71           $17.98           4,504,935
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                           $9.72             835,523
    1/1/2003 to 12/31/2003                          $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                         $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                         $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                         $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                         $20.87           $24.43           8,347,423
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                           $8.19             269,995
    1/1/2003 to 12/31/2003                          $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                         $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                         $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                         $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                         $18.00           $20.85           4,044,519
---------------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2002 to 12/31/2002                                           $9.04             969,509
    1/1/2003 to 12/31/2003                          $9.04           $11.30           1,393,001
    1/1/2004 to 12/31/2004                         $11.30           $13.16           2,276,801
    1/1/2005 to 12/31/2005                         $13.16           $13.92           1,907,776
    1/1/2006 to 12/31/2006                         $13.92           $17.02           2,905,252
    1/1/2007 to 12/31/2007                         $17.02           $18.31           2,119,181
---------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                           $6.92           1,970,250
    1/1/2003 to 12/31/2003                          $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                          $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                          $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                          $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                         $10.01           $10.55           1,740,242

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.67             639,695
    1/1/2003 to 12/31/2003                   $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                  $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                  $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                  $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                  $12.53           $14.63           1,215,825
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                    $7.64           1,255,415
    1/1/2003 to 12/31/2003                   $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                  $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                  $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                  $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                  $18.43           $20.16           4,026,646
--------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.26           1,492,775
    1/1/2003 to 12/31/2003                   $9.26           $12.85           1,504,296
    1/1/2004 to 12/31/2004                  $12.85           $15.19           1,541,896
    1/1/2005 to 12/31/2005                  $15.19           $15.68           1,243,642
    1/1/2006 to 12/31/2006                  $15.68           $18.08           1,000,596
    1/1/2007 to 12/31/2007                  $18.08           $16.87             758,170
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.30           6,141,523
    1/1/2003 to 12/31/2003                   $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                  $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                  $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                  $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                  $17.61           $16.34           8,130,632
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2002 to 12/31/2002                                    $7.66             423,387
    1/1/2003 to 12/31/2003                   $7.66           $10.81           1,134,865
    1/1/2004 to 12/31/2004                  $10.81           $12.99           2,143,020
    1/1/2005 to 12/31/2005                  $12.99           $12.92           2,106,236
    1/1/2006 to 12/31/2006                  $12.92           $15.25           1,874,276
    1/1/2007 to 12/31/2007                  $15.25           $12.33           1,578,237
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.97           1,273,118
    1/1/2003 to 12/31/2003                   $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                  $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                  $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                  $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                  $12.71           $14.92           3,918,725
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.41           2,175,250
    1/1/2003 to 12/31/2003                   $7.41            $9.51           3,415,318
    1/1/2004 to 12/31/2004                   $9.51           $10.86           4,715,301
    1/1/2005 to 12/31/2005                  $10.86           $12.12           5,728,446
    1/1/2006 to 12/31/2006                  $12.12           $13.59           5,378,198
    1/1/2007 to 12/31/2007                  $13.59           $16.34           6,560,811

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.96           5,118,558
    1/1/2003 to 12/31/2003                   $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                  $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                  $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                  $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                  $17.42           $17.67           8,191,847
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2002 to 12/31/2002                                    $6.80             658,419
    1/1/2003 to 12/31/2003                   $6.80            $9.07           2,002,166
    1/1/2004 to 12/31/2004                   $9.07            $9.67           1,798,457
    1/1/2005 to 12/2/2005                    $9.67           $11.10                   0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.17           1,200,225
    1/1/2003 to 12/31/2003                   $8.17           $10.91           2,513,413
    1/1/2004 to 12/31/2004                  $10.91           $12.38           2,587,064
    1/1/2005 to 12/31/2005                  $12.38           $12.83           1,988,252
    1/1/2006 to 12/31/2006                  $12.83           $14.42           1,907,063
    1/1/2007 to 12/31/2007                  $14.42           $14.57           1,540,522
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2002 to 12/31/2002                                    $9.59             724,670
    1/1/2003 to 12/31/2003                   $9.59           $12.59           2,011,627
    1/1/2004 to 12/31/2004                  $12.59           $16.25           2,040,188
    1/1/2005 to 12/31/2005                  $16.25           $21.00           3,677,614
    1/1/2006 to 12/31/2006                  $21.00           $23.93           2,942,718
    1/1/2007 to 12/31/2007                  $23.93           $33.07           3,950,105
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.46           1,869,353
    1/1/2003 to 12/31/2003                   $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                   $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                   $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                  $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                  $11.23           $11.96           5,137,246
--------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                    $7.58           2,930,432
    1/1/2003 to 12/31/2003                   $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                   $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                   $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                  $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                  $11.25           $12.73           3,902,210
--------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                    $8.32          10,144,317
    1/1/2003 to 12/31/2003                   $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                  $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                  $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                  $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                  $13.59           $15.36          23,963,028
--------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2002 to 12/31/2002                                    $7.67           1,349,939
    1/1/2003 to 12/31/2003                   $7.67            $9.45           2,053,023
    1/1/2004 to 12/31/2004                   $9.45            $9.64           2,785,100
    1/1/2005 to 12/31/2005                   $9.64            $9.80           2,531,900
    1/1/2006 to 12/31/2006                   $9.80           $10.60           2,498,654
    1/1/2007 to 12/31/2007                  $10.60           $11.88           2,806,534

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2002 to 12/31/2002                                       $8.66             664,649
    1/1/2003 to 12/31/2003                      $8.66           $10.78           1,072,256
    1/1/2004 to 12/31/2004                     $10.78           $12.53           2,351,197
    1/1/2005 to 12/31/2005                     $12.53           $13.47           2,585,881
    1/1/2006 to 12/31/2006                     $13.47           $16.13           4,397,725
    1/1/2007 to 12/31/2007                     $16.13           $16.05           3,751,417
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2002 to 12/31/2002                                       $7.99             965,912
    1/1/2003 to 12/31/2003                      $7.99            $9.91           1,387,072
    1/1/2004 to 12/31/2004                      $9.91           $10.72           1,620,391
    1/1/2005 to 12/2/2005                      $10.72           $11.86                   0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                       $8.76           6,005,922
    1/1/2003 to 12/31/2003                      $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                     $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                     $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                     $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                     $15.34           $14.55           4,469,636
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2002 to 12/31/2002                                      $10.08           1,563,489
    1/1/2003 to 12/31/2003                     $10.08           $13.63           3,097,315
    1/1/2004 to 12/31/2004                     $13.63           $18.49           4,080,179
    1/1/2005 to 12/31/2005                     $18.49           $20.88           3,749,124
    1/1/2006 to 12/31/2006                     $20.88           $28.08           3,925,105
    1/1/2007 to 12/31/2007                     $28.08           $22.11           2,254,421
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2002 to 12/31/2002                                       $8.17           3,662,406
    1/1/2003 to 12/31/2003                      $8.17           $10.23           5,442,511
    1/1/2004 to 12/31/2004                     $10.23           $11.07           6,845,369
    1/1/2005 to 12/31/2005                     $11.07           $11.27           6,774,078
    1/1/2006 to 12/31/2006                     $11.27           $12.48           6,255,253
    1/1/2007 to 12/31/2007                     $12.48           $12.53           5,371,782
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2002 to 12/31/2002                                       $8.25           1,751,136
    1/1/2003 to 12/31/2003                      $8.25           $10.45           2,115,438
    1/1/2004 to 12/31/2004                     $10.45           $11.57           4,670,846
    1/1/2005 to 12/31/2005                     $11.57           $11.90           4,205,655
    1/1/2006 to 12/31/2006                     $11.90           $13.68           3,984,557
    1/1/2007 to 12/31/2007                     $13.68           $13.44           3,435,528
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                       $8.06           6,667,373
    1/1/2003 to 12/31/2003                      $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                     $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                     $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                     $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                     $13.62           $14.08          19,997,748
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                       $8.34           2,110,071
    1/1/2003 to 12/31/2003                      $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                      $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                     $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                     $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                     $13.62           $13.00           4,973,375

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2002 to 12/31/2002                                                 $8.71             847,517
    1/1/2003 to 12/31/2003                                $8.71           $10.24             898,161
    1/1/2004 to 12/31/2004                               $10.24           $11.19           1,061,887
    1/1/2005 to 12/31/2005                               $11.19           $11.77           1,055,033
    1/1/2006 to 12/31/2006                               $11.77           $12.86           1,120,866
    1/1/2007 to 12/31/2007                               $12.86           $12.90           2,745,236
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2002 to 12/31/2002                                                 $9.14           1,126,058
    1/1/2003 to 12/31/2003                                $9.14           $10.69           2,045,205
    1/1/2004 to 12/31/2004                               $10.69           $11.46           2,335,598
    1/1/2005 to 12/31/2005                               $11.46           $11.79           2,294,531
    1/1/2006 to 12/31/2006                               $11.79           $12.72           2,165,859
    1/1/2007 to 12/31/2007                               $12.72           $13.62           2,277,264
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2002 to 12/31/2002                                                 $9.09             921,329
    1/1/2003 to 12/31/2003                                $9.09           $11.09           2,243,566
    1/1/2004 to 12/31/2004                               $11.09           $12.13           3,551,315
    1/1/2005 to 12/31/2005                               $12.13           $12.49           4,192,626
    1/1/2006 to 12/31/2006                               $12.49           $13.82           4,776,442
    1/1/2007 to 12/31/2007                               $13.82           $14.45           6,387,795
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                                $11.34           1,739,313
    1/1/2003 to 12/31/2003                               $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                               $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                               $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                               $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                               $13.21           $14.24           6,452,566
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2002 to 12/31/2002                                                 $9.71           5,592,940
    1/1/2003 to 12/31/2003                                $9.71           $11.61          12,201,163
    1/1/2004 to 12/31/2004                               $11.61           $12.69          13,717,128
    1/1/2005 to 12/31/2005                               $12.69           $12.62           9,658,908
    1/1/2006 to 12/31/2006                               $12.62           $13.70           9,653,937
    1/1/2007 to 12/31/2007                               $13.70           $13.80           6,461,538
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                                 $9.94           4,146,530
    1/1/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                                $10.57          20,544,075
    1/1/2003 to 12/31/2003                               $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                               $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                               $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                               $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                               $11.63           $12.39          21,645,194

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                              $10.34          11,274,642
    1/1/2003 to 12/31/2003                             $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                             $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                             $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                             $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                             $10.76           $11.31          20,392,150
-------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                               $9.96          36,255,772
    1/1/2003 to 12/31/2003                              $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                              $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                              $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                              $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                             $10.16           $10.48          56,111,128
-------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2002 to 12/31/2002                                               $8.66             283,466
    1/1/2003 to 12/31/2003                              $8.66           $13.60           1,763,660
    1/1/2004 to 12/31/2004                             $13.60           $16.02           2,103,950
    1/1/2005 to 12/31/2005                             $16.02           $20.72           3,395,891
    1/1/2006 to 12/31/2006                             $20.72           $27.43           2,835,328
    1/1/2007 to 12/31/2007                             $27.43           $38.71           3,344,620
-------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2002 to 12/31/2002                                               $8.25             196,720
    1/1/2003 to 12/31/2003                              $8.25           $10.23             314,757
    1/1/2004 to 12/31/2004                             $10.23           $11.18             590,808
    1/1/2005 to 12/31/2005                             $11.18           $11.59             534,649
    1/1/2006 to 12/31/2006                             $11.59           $13.51             582,613
    1/1/2007 to 12/31/2007                             $13.51           $13.66             497,296
-------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2002 to 12/31/2002                                               $7.09             543,762
    1/1/2003 to 12/31/2003                              $7.09            $9.61             889,464
    1/1/2004 to 12/31/2004                              $9.61           $10.72             668,032
    1/1/2005 to 12/31/2005                             $10.72           $11.67             602,064
    1/1/2006 to 12/31/2006                             $11.67           $13.33             605,730
    1/1/2007 to 12/31/2007                             $13.33           $14.70             631,476
-------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2002 to 12/31/2002                                               $5.50             293,307
    1/1/2003 to 12/31/2003                              $5.50            $7.87             578,651
    1/1/2004 to 12/31/2004                              $7.87            $8.09             512,424
    1/1/2005 to 12/31/2005                              $8.09            $8.13             453,391
    1/1/2006 to 12/31/2006                              $8.13            $8.84             513,442
    1/1/2007 to 12/31/2007                              $8.84            $9.36             630,739
-------------------------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2002 to 12/31/2002                                               $8.00             475,873
    1/1/2003 to 12/31/2003                              $8.00           $10.05             698,364
    1/1/2004 to 12/31/2004                             $10.05           $10.64             937,586
    1/1/2005 to 12/31/2005                             $10.64           $11.31           1,131,375
    1/1/2006 to 12/31/2006                             $11.31           $11.71           1,250,782
    1/1/2007 to 12/31/2007                             $11.71           $12.88           1,163,277

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2002 to 12/31/2002                                 $8.76            366,258
    1/1/2003 to 12/31/2003                $8.76           $11.17            607,265
    1/1/2004 to 12/31/2004               $11.17           $11.94            585,185
    1/1/2005 to 12/31/2005               $11.94           $12.43          1,042,992
    1/1/2006 to 12/31/2006               $12.43           $14.24            778,674
    1/1/2007 to 12/31/2007               $14.24           $10.89            465,175
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                 $8.15            113,389
    1/1/2003 to 12/31/2003                $8.15           $11.65            189,143
    1/1/2004 to 12/31/2004               $11.65           $13.66            414,631
    1/1/2005 to 12/31/2005               $13.66           $15.59            689,816
    1/1/2006 to 12/31/2006               $15.59           $18.88          1,081,552
    1/1/2007 to 12/31/2007               $18.88           $21.35          1,401,663
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2002 to 12/31/2002                                 $7.44            127,728
    1/1/2003 to 12/31/2003                $7.44           $11.12            815,621
    1/1/2004 to 12/31/2004               $11.12           $11.58            702,642
    1/1/2005 to 4/15/2005                $11.58           $10.31                  0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                 $7.78             39,943
    1/1/2003 to 12/31/2003                $7.78           $10.71            404,789
    1/1/2004 to 12/31/2004               $10.71           $11.29            570,123
    1/1/2005 to 12/31/2005               $11.29           $11.53            281,775
    1/1/2006 to 12/31/2006               $11.53           $12.03            241,307
    1/1/2007 to 12/31/2007               $12.03           $13.24            249,298
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2002 to 12/31/2002                                 $0.00                  0
    1/1/2003 to 12/31/2003                $0.00            $0.00                  0
    1/1/2004 to 12/31/2004                $0.00               --                 --
    1/1/2005 to 12/31/2005                   --           $11.44            606,614
    1/1/2006 to 12/31/2006               $11.44           $12.49            553,827
    1/1/2007 to 12/31/2007               $12.49           $13.64            604,401
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2002 to 12/31/2002                                 $7.93            292,396
    1/1/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    1/1/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    1/1/2005 to 12/31/2005               $12.17           $12.94          1,133,421
    1/1/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    1/1/2007 to 12/31/2007               $14.95           $16.85          1,487,885
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2002 to 12/31/2002                                 $7.75            281,993
    1/1/2003 to 12/31/2003                $7.75           $12.57            942,605
    1/1/2004 to 12/31/2004               $12.57           $12.30            896,010
    1/1/2005 to 12/31/2005               $12.30           $14.45          1,723,105
    1/1/2006 to 12/31/2006               $14.45           $19.80          3,073,769
    1/1/2007 to 12/31/2007               $19.80           $28.77          2,473,589
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2002 to 12/31/2002                                 $7.24             65,845
    1/1/2003 to 12/31/2003                $7.24            $9.03            426,718
    1/1/2004 to 12/31/2004                $9.03            $9.55            710,879
    1/1/2005 to 12/31/2005                $9.55           $13.31          3,413,955
    1/1/2006 to 12/31/2006               $13.31           $14.51          1,650,266
    1/1/2007 to 12/31/2007               $14.51           $12.85            552,230

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2002 to 12/31/2002                            $8.56            101,136
    1/1/2003 to 12/31/2003           $8.56           $10.90             93,067
    1/1/2004 to 12/31/2004          $10.90           $11.98            229,711
    1/1/2005 to 12/31/2005          $11.98           $11.77            351,876
    1/1/2006 to 12/31/2006          $11.77           $13.35            402,883
    1/1/2007 to 12/31/2007          $13.35            $9.55            389,926
------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2002 to 12/31/2002                            $8.46             76,331
    1/1/2003 to 12/31/2003           $8.46           $10.95          1,512,864
    1/1/2004 to 12/31/2004          $10.95           $11.87            529,237
    1/1/2005 to 12/31/2005          $11.87           $11.96            681,692
    1/1/2006 to 12/31/2006          $11.96           $13.58            779,466
    1/1/2007 to 12/31/2007          $13.58           $17.45          2,684,333
------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2002 to 12/31/2002                            $7.09            130,082
    1/1/2003 to 12/31/2003           $7.09            $9.75            208,971
    1/1/2004 to 12/31/2004           $9.75           $10.52            757,678
    1/1/2005 to 12/31/2005          $10.52           $12.34            697,686
    1/1/2006 to 12/31/2006          $12.34           $11.64            393,923
    1/1/2007 to 12/31/2007          $11.64           $11.31            609,746
------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2002 to 12/31/2002                            $7.25            128,022
    1/1/2003 to 12/31/2003           $7.25            $9.04            136,269
    1/1/2004 to 12/31/2004           $9.04            $9.56            430,620
    1/1/2005 to 12/31/2005           $9.56            $8.97             86,431
    1/1/2006 to 12/31/2006           $8.97            $9.88            192,639
    1/1/2007 to 12/31/2007           $9.88            $8.91             67,292
------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2002 to 12/31/2002                            $8.28            148,446
    1/1/2003 to 12/31/2003           $8.28            $9.64             58,425
    1/1/2004 to 12/31/2004           $9.64           $10.36            369,007
    1/1/2005 to 12/31/2005          $10.36           $10.15            161,037
    1/1/2006 to 12/31/2006          $10.15           $11.25            548,567
    1/1/2007 to 12/31/2007          $11.25           $11.90            715,235
------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2002 to 12/31/2002                            $8.71            299,833
    1/1/2003 to 12/31/2003           $8.71           $10.48          1,225,844
    1/1/2004 to 12/31/2004          $10.48           $13.33          1,856,882
    1/1/2005 to 12/31/2005          $13.33           $17.22          2,573,776
    1/1/2006 to 12/31/2006          $17.22           $20.43          2,251,126
    1/1/2007 to 12/31/2007          $20.43           $26.61          2,322,451
------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2002 to 12/31/2002                            $8.85            221,377
    1/1/2003 to 12/31/2003           $8.85           $11.23            398,159
    1/1/2004 to 12/31/2004          $11.23           $12.19            553,342
    1/1/2005 to 12/31/2005          $12.19           $12.46            616,873
    1/1/2006 to 12/31/2006          $12.46           $14.38            913,872
    1/1/2007 to 12/31/2007          $14.38           $11.44            498,292

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2002 to 12/31/2002                            $7.94            388,508
    1/1/2003 to 12/31/2003           $7.94            $9.17            707,449
    1/1/2004 to 12/31/2004           $9.17            $9.23          1,318,525
    1/1/2005 to 12/31/2005           $9.23            $9.63          2,175,821
    1/1/2006 to 12/31/2006           $9.63            $9.96          2,106,409
    1/1/2007 to 12/31/2007           $9.96           $10.44          2,120,859
------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2002 to 12/31/2002                            $7.93             12,642
    1/1/2003 to 12/31/2003           $7.93           $10.01            318,339
    1/1/2004 to 12/31/2004          $10.01           $11.15            253,411
    1/1/2005 to 12/31/2005          $11.15           $11.23            211,677
    1/1/2006 to 12/31/2006          $11.23           $12.33            242,684
    1/1/2007 to 12/31/2007          $12.33           $13.55            708,921
------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2002 to 12/31/2002                            $8.57            306,572
    1/1/2003 to 12/31/2003           $8.57           $15.00            206,876
    1/1/2004 to 12/31/2004          $15.00           $17.89            992,879
    1/1/2005 to 12/31/2005          $17.89           $18.90            467,320
    1/1/2006 to 12/31/2006          $18.90           $18.84            200,072
    1/1/2007 to 12/31/2007          $18.84           $20.42            435,015
------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2002 to 12/31/2002                            $8.56            136,559
    1/1/2003 to 12/31/2003           $8.56            $8.89            266,978
    1/1/2004 to 12/31/2004           $8.89            $7.93            527,336
    1/1/2005 to 12/31/2005           $7.93            $7.51            515,768
    1/1/2006 to 12/31/2006           $7.51            $8.28            716,678
    1/1/2007 to 12/31/2007           $8.28            $8.33            492,538
------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2002 to 12/31/2002                            $9.70          1,175,651
    1/1/2003 to 12/31/2003           $9.70           $13.29          1,329,806
    1/1/2004 to 12/31/2004          $13.29           $11.77          1,479,384
    1/1/2005 to 12/31/2005          $11.77           $14.62          2,426,530
    1/1/2006 to 12/31/2006          $14.62           $15.44          2,487,596
    1/1/2007 to 12/31/2007          $15.44           $18.60          3,177,702
------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2002 to 12/31/2002                            $9.86            441,318
    1/1/2003 to 12/31/2003           $9.86           $12.91            462,906
    1/1/2004 to 12/31/2004          $12.91           $16.15          1,816,706
    1/1/2005 to 12/31/2005          $16.15           $16.96            501,989
    1/1/2006 to 12/31/2006          $16.96           $22.10            926,728
    1/1/2007 to 12/31/2007          $22.10           $17.47            505,436
------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2002 to 12/31/2002                            $5.14             93,241
    1/1/2003 to 12/31/2003           $5.14            $9.51            423,958
    1/1/2004 to 12/31/2004           $9.51            $7.15            694,352
    1/1/2005 to 12/31/2005           $7.15            $7.64            746,085
    1/1/2006 to 12/31/2006           $7.64            $6.98            339,250
    1/1/2007 to 12/31/2007           $6.98            $7.35            272,048

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2002 to 12/31/2002                             $6.03            254,131
    1/1/2003 to 12/31/2003            $6.03            $8.66            497,972
    1/1/2004 to 12/31/2004            $8.66            $8.48            727,580
    1/1/2005 to 12/31/2005            $8.48            $8.45            577,739
    1/1/2006 to 12/31/2006            $8.45            $8.98            673,628
    1/1/2007 to 12/31/2007            $8.98           $10.10          1,668,456
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2002 to 12/31/2002                             $7.15            272,408
    1/1/2003 to 12/31/2003            $7.15            $7.21            398,350
    1/1/2004 to 12/31/2004            $7.21            $8.19            460,848
    1/1/2005 to 12/31/2005            $8.19            $7.52            456,586
    1/1/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    1/1/2007 to 12/31/2007            $9.93           $10.59          1,098,402
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2002 to 12/31/2002                             $7.83            521,419
    1/1/2003 to 12/31/2003            $7.83            $9.34            618,427
    1/1/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    1/1/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    1/1/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    1/1/2007 to 12/31/2007           $14.51           $16.52          3,808,582
-------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2002 to 12/31/2002                             $7.97            954,792
    1/1/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    1/1/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    1/1/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    1/1/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    1/1/2007 to 12/31/2007           $11.90           $12.12          4,013,033
-------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2002 to 12/31/2002                            $11.38          1,532,543
    1/1/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    1/1/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    1/1/2005 to 12/31/2005            $7.45            $7.23          2,169,662
    1/1/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    1/1/2007 to 12/31/2007            $6.57            $6.50          1,722,065
-------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2002 to 12/31/2002                             $6.78            297,435
    1/1/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    1/1/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    1/1/2005 to 12/31/2005           $11.76           $11.87          1,158,025
    1/1/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    1/1/2007 to 12/31/2007           $14.36           $14.24          1,964,725
-------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2002 to 12/31/2002                             $6.45          1,346,852
    1/1/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    1/1/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    1/1/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    1/1/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    1/1/2007 to 12/31/2007           $10.16           $11.76          2,265,084

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2002 to 12/31/2002                              $11.00            433,181
    1/1/2003 to 12/31/2003             $11.00            $6.78          1,535,439
    1/1/2004 to 12/31/2004              $6.78            $5.93            908,064
    1/1/2005 to 12/31/2005              $5.93            $5.88          2,494,112
    1/1/2006 to 12/31/2006              $5.88            $5.70          1,891,265
    1/1/2007 to 12/31/2007              $5.70            $4.96            860,024
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2002 to 12/31/2002                               $3.53          1,003,123
    1/1/2003 to 12/31/2003              $3.53            $7.03          3,410,589
    1/1/2004 to 12/31/2004              $7.03            $7.89          6,592,447
    1/1/2005 to 12/31/2005              $7.89            $7.47          4,740,165
    1/1/2006 to 12/31/2006              $7.47            $7.70          2,319,572
    1/1/2007 to 12/31/2007              $7.70            $9.73          4,024,405
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2002 to 12/31/2002                               $7.66            438,387
    1/1/2003 to 12/31/2003              $7.66           $10.23          1,455,513
    1/1/2004 to 12/31/2004             $10.23           $11.67          2,632,869
    1/1/2005 to 12/31/2005             $11.67           $12.49          2,164,543
    1/1/2006 to 12/31/2006             $12.49           $13.80          1,978,580
    1/1/2007 to 12/31/2007             $13.80           $13.70          1,436,105
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2002 to 12/31/2002                               $7.70            439,054
    1/1/2003 to 12/31/2003              $7.70            $9.69          1,009,867
    1/1/2004 to 12/31/2004              $9.69           $10.58          2,220,901
    1/1/2005 to 12/31/2005             $10.58           $11.58          5,059,311
    1/1/2006 to 12/31/2006             $11.58           $11.84          1,594,539
    1/1/2007 to 12/31/2007             $11.84           $13.01          2,101,505
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2002 to 12/31/2002                               $5.71            477,953
    1/1/2003 to 12/31/2003              $5.71            $9.55          1,112,311
    1/1/2004 to 12/31/2004              $9.55           $11.99          3,106,849
    1/1/2005 to 12/31/2005             $11.99           $13.91          1,935,487
    1/1/2006 to 12/31/2006             $13.91           $15.14          1,588,771
    1/1/2007 to 12/31/2007             $15.14           $15.77          1,072,846
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2002 to 12/31/2002                               $7.09            994,778
    1/1/2003 to 12/31/2003              $7.09            $9.39          5,144,632
    1/1/2004 to 12/31/2004              $9.39           $11.10          4,088,760
    1/1/2005 to 12/31/2005             $11.10           $11.35          1,398,442
    1/1/2006 to 12/31/2006             $11.35           $13.11          2,446,357
    1/1/2007 to 12/31/2007             $13.11           $11.96            714,107
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2002 to 12/31/2002                               $7.69            772,260
    1/1/2003 to 12/31/2003              $7.69           $10.16          3,868,951
    1/1/2004 to 12/31/2004             $10.16           $11.98          4,677,820
    1/1/2005 to 12/31/2005             $11.98           $12.67          4,579,887
    1/1/2006 to 12/31/2006             $12.67           $13.54          1,643,633
    1/1/2007 to 12/31/2007             $13.54           $13.85            676,467

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2002 to 12/31/2002                                           $6.14            212,085
    1/1/2003 to 12/31/2003                          $6.14           $12.04          1,702,558
    1/1/2004 to 12/31/2004                         $12.04           $15.52          5,098,565
    1/1/2005 to 12/31/2005                         $15.52           $15.23            816,755
    1/1/2006 to 12/31/2006                         $15.23           $18.87          1,580,595
    1/1/2007 to 12/31/2007                         $18.87           $16.11            527,856
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2002 to 12/31/2002                                          $11.56          2,486,854
    1/1/2003 to 12/31/2003                         $11.56           $11.08            731,470
    1/1/2004 to 12/31/2004                         $11.08           $11.79          1,051,158
    1/1/2005 to 12/31/2005                         $11.79           $12.64          2,312,868
    1/1/2006 to 12/31/2006                         $12.64           $11.86            821,668
    1/1/2007 to 12/31/2007                         $11.86           $12.85          2,443,725
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2002 to 12/31/2002                                           $8.02            165,792
    1/1/2003 to 12/31/2003                          $8.02            $7.56          1,817,924
    1/1/2004 to 12/31/2004                          $7.56            $6.63          5,314,528
    1/1/2005 to 12/31/2005                          $6.63            $6.00          3,415,324
    1/1/2006 to 12/31/2006                          $6.00            $6.50          4,567,551
    1/1/2007 to 12/31/2007                          $6.50            $6.06          1,806,294
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2002 to 12/31/2002                                           $0.00                  0
    1/1/2003 to 12/31/2003                          $0.00            $0.00                  0
    1/1/2004 to 12/31/2004                          $0.00               --                  0
    1/1/2005 to 12/31/2005                             --           $10.56            899,141
    1/1/2006 to 12/31/2006                         $10.56           $11.38          1,207,864
    1/1/2007 to 12/31/2007                         $11.38           $11.78            898,024
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2002 to 12/31/2002                                           $6.80             19,826
    1/1/2003 to 12/31/2003                          $6.80            $9.16             66,435
    1/1/2004 to 12/31/2004                          $9.16           $10.03             91,924
    1/1/2005 to 12/31/2005                         $10.03            $9.92             87,726
    1/1/2006 to 12/31/2006                          $9.92           $10.15            100,227
    1/1/2007 to 12/31/2007                         $10.15           $10.55            106,856
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.85            311,233
    1/1/2005 to 12/31/2005                         $11.85           $12.84            590,605
    1/1/2006 to 12/31/2006                         $12.84           $17.48          1,507,757
    1/1/2007 to 12/31/2007                         $17.48           $19.49          2,078,809
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.32          1,777,316
    1/1/2005 to 12/31/2005                         $11.32           $11.94          2,420,873
    1/1/2006 to 12/31/2006                         $11.94           $13.10          2,772,210
    1/1/2007 to 12/31/2007                         $13.10           $14.10          2,203,754

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.66             82,809
    1/1/2005 to 12/31/2005             $10.66           $10.83            134,177
    1/1/2006 to 12/31/2006             $10.83           $11.60            199,508
    1/1/2007 to 12/31/2007             $11.60           $13.88            403,709
---------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.75            173,851
    1/1/2005 to 12/31/2005             $10.75           $11.01            304,840
    1/1/2006 to 12/31/2006             $11.01           $11.14            290,152
    1/1/2007 to 12/31/2007             $11.14           $11.42            274,858
---------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.48            155,695
    1/1/2005 to 12/31/2005             $10.48            $9.98            194,864
    1/1/2006 to 12/31/2006              $9.98           $12.32            481,064
    1/1/2007 to 12/31/2007             $12.32           $12.20            235,030
---------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --               --                 --
    1/1/2005 to 12/31/2005                 --            $9.76          1,240,527
    1/1/2006 to 12/31/2006              $9.76           $11.34          2,310,768
    1/1/2007 to 12/31/2007             $11.34           $11.28          2,000,024
---------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $12.59            389,792
    1/1/2005 to 12/31/2005             $12.59           $14.82          1,068,339
    1/1/2006 to 12/31/2006             $14.82           $15.00          1,119,827
    1/1/2007 to 12/31/2007             $15.00           $17.43          1,173,103
---------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37             72,725
    1/1/2005 to 12/31/2005             $10.37           $10.30          2,620,751
    1/1/2006 to 12/31/2006             $10.30           $11.05          2,181,106
    1/1/2007 to 12/31/2007             $11.05           $11.62          2,009,820
---------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37            159,605
    1/1/2005 to 12/31/2005             $10.37           $10.51          2,141,308
    1/1/2006 to 12/31/2006             $10.51           $12.26          4,023,312
    1/1/2007 to 12/31/2007             $12.26           $12.08          1,984,257

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.70              39,360
    1/1/2005 to 12/31/2005                           $9.70            $8.64             364,782
    1/1/2006 to 12/31/2006                           $8.64            $8.18             254,207
    1/1/2007 to 12/31/2007                           $8.18            $7.82             131,223
----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.54             136,809
    1/1/2005 to 12/31/2005                           $9.54            $9.11             220,843
    1/1/2006 to 12/31/2006                           $9.11            $7.90             560,897
    1/1/2007 to 12/31/2007                           $7.90            $8.12           1,000,449
----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --           $10.53             269,671
    1/1/2005 to 12/31/2005                          $10.53           $12.05             672,243
    1/1/2006 to 12/31/2006                          $12.05           $14.35             742,865
    1/1/2007 to 12/31/2007                          $14.35           $16.87             828,104
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.00             649,829
    1/1/2006 to 12/31/2006                          $10.00           $11.38           5,212,589
    1/1/2007 to 12/31/2007                          $11.38           $12.26           8,022,912
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.01           2,586,012
    1/1/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    1/1/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.02           2,726,484
    1/1/2006 to 12/31/2006                          $10.02           $11.01          21,829,919
    1/1/2007 to 12/31/2007                          $11.01           $11.83          30,616,578
----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.03             685,724
    1/1/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    1/1/2007 to 12/31/2007                          $10.90           $11.70          12,873,620

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                                       --                 --
    1/1/2003 to 12/31/2003                                      --               --                 --
    1/1/2004 to 12/31/2004                                      --               --                 --
    1/1/2005 to 12/31/2005                                      --           $10.04            115,215
    1/1/2006 to 12/31/2006                                  $10.04           $10.66          3,303,256
    1/1/2007 to 12/31/2007                                  $10.66           $11.40          7,359,596
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.66          5,258,474
    1/1/2007 to 12/31/2007                                  $10.66           $11.48          8,525,849
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.58          3,781,525
    1/1/2007 to 12/31/2007                                  $10.58           $11.30          7,801,920
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.48          3,795,562
    1/1/2007 to 12/31/2007                                  $10.48           $11.49          7,899,326
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.51            120,901
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.04             74,936
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.19            157,014
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17             39,143
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.00             50,892
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98            213,630


 *  Denotes the start date of these sub-accounts.


                                    APEX II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    3/14/2005* to 12/31/2005                        $9.91           $10.53              0
    1/1/2006 to 12/31/2006                         $10.53           $12.55              0
    1/1/2007 to 12/31/2007                         $12.55           $13.32              0
---------------------------------------------------------------------------------------------------
AST International Growth
    3/14/2005* to 12/31/2005                        $9.92           $11.16              0
    1/1/2006 to 12/31/2006                         $11.16           $13.10              0
    1/1/2007 to 12/31/2007                         $13.10           $15.12              0
---------------------------------------------------------------------------------------------------
AST International Value
    3/14/2005* to 12/31/2005                        $9.92           $10.59              0
    1/1/2006 to 12/31/2006                         $10.59           $13.09              0
    1/1/2007 to 12/31/2007                         $13.09           $14.95              0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST MFS Global Equity
    3/14/2005* to 12/31/2005                 $9.96           $10.36              0
    1/1/2006 to 12/31/2006                  $10.36           $12.49              0
    1/1/2007 to 12/31/2007                  $12.49           $13.25              0
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    3/14/2005* to 12/31/2005                $10.04           $10.31              0
    1/1/2006 to 12/31/2006                  $10.31           $11.27              0
    1/1/2007 to 12/31/2007                  $11.27           $11.71              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    3/14/2005* to 12/31/2005                $10.01           $10.20              0
    1/1/2006 to 12/31/2006                  $10.20           $10.66              0
    1/1/2007 to 12/31/2007                  $10.66           $12.27              0
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    3/14/2005* to 12/31/2005                $10.00           $10.84              0
    1/1/2006 to 12/31/2006                  $10.84           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $12.80              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    3/14/2005* to 12/31/2005                $10.05           $10.44              0
    1/1/2006 to 12/31/2006                  $10.44           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $10.92              0
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    3/14/2005* to 12/31/2005                $10.05           $10.53              0
    1/1/2006 to 12/31/2006                  $10.53           $12.26              0
    1/1/2007 to 12/31/2007                  $12.26           $11.22              0
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    3/14/2005* to 12/31/2005                $10.04            $9.90              0
    1/1/2006 to 12/31/2006                   $9.90           $11.53              0
    1/1/2007 to 12/31/2007                  $11.53            $9.19              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    3/14/2005* to 12/31/2005                $10.00           $10.46              0
    1/1/2006 to 12/31/2006                  $10.46           $10.78              0
    1/1/2007 to 12/31/2007                  $10.78           $12.48              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    3/14/2005* to 12/31/2005                $10.05           $11.21              0
    1/1/2006 to 12/31/2006                  $11.21           $12.40              0
    1/1/2007 to 12/31/2007                  $12.40           $14.70              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    3/14/2005* to 12/31/2005                $10.02           $10.76              0
    1/1/2006 to 12/31/2006                  $10.76           $11.56              0
    1/1/2007 to 12/31/2007                  $11.56           $11.57              0
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    3/14/2005* to 12/2/2005                 $10.09           $11.59              0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    3/14/2005* to 12/31/2005                $10.06           $10.24              0
    1/1/2006 to 12/31/2006                  $10.24           $11.34              0
    1/1/2007 to 12/31/2007                  $11.34           $11.31              0
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    3/14/2005* to 12/31/2005                $10.00           $11.61              0
    1/1/2006 to 12/31/2006                  $11.61           $13.05              0
    1/1/2007 to 12/31/2007                  $13.05           $17.78              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    3/14/2005* to 12/31/2005                   $10.02           $11.98              0
    1/1/2006 to 12/31/2006                     $11.98           $12.28              0
    1/1/2007 to 12/31/2007                     $12.28           $12.89              0
-----------------------------------------------------------------------------------------------
AST MFS Growth
    3/14/2005* to 12/31/2005                   $10.04           $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $12.63              0
-----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    3/14/2005* to 12/31/2005                   $10.12           $10.78              0
    1/1/2006 to 12/31/2006                     $10.78           $11.21              0
    1/1/2007 to 12/31/2007                     $11.21           $12.50              0
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    3/14/2005* to 12/31/2005                   $10.03           $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.35              0
    1/1/2007 to 12/31/2007                     $11.35           $12.55              0
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    3/14/2005* to 12/31/2005                   $10.08           $10.59              0
    1/1/2006 to 12/31/2006                     $10.59           $12.51              0
    1/1/2007 to 12/31/2007                     $12.51           $12.28              0
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    3/14/2005* to 12/2/2005                    $10.05           $11.21              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    3/14/2005* to 12/31/2005                   $10.08           $10.20              0
    1/1/2006 to 12/31/2006                     $10.20           $12.00              0
    1/1/2007 to 12/31/2007                     $12.00           $11.22              0
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    3/14/2005* to 12/31/2005                   $10.15           $11.88              0
    1/1/2006 to 12/31/2006                     $11.88           $15.76              0
    1/1/2007 to 12/31/2007                     $15.76           $12.24              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    3/14/2005* to 12/31/2005                   $10.05           $10.28              0
    1/1/2006 to 12/31/2006                     $10.28           $11.23              0
    1/1/2007 to 12/31/2007                     $11.23           $11.12              0
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    3/14/2005* to 12/31/2005                   $10.07           $10.22              0
    1/1/2006 to 12/31/2006                     $10.22           $11.58              0
    1/1/2007 to 12/31/2007                     $11.58           $11.22              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    3/14/2005* to 12/31/2005                   $10.05           $10.15              0
    1/1/2006 to 12/31/2006                     $10.15           $11.55              0
    1/1/2007 to 12/31/2007                     $11.55           $11.77              0
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    3/14/2005* to 12/31/2005                   $10.08           $10.44              0
    1/1/2006 to 12/31/2006                     $10.44           $11.99              0
    1/1/2007 to 12/31/2007                     $11.99           $11.29              0
-----------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    3/14/2005* to 12/31/2005                   $10.01           $10.50              0
    1/1/2006 to 12/31/2006                     $10.50           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $11.20              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    3/14/2005* to 12/31/2005                             $10.04           $10.20              0
    1/1/2006 to 12/31/2006                               $10.20           $10.85              0
    1/1/2007 to 12/31/2007                               $10.85           $11.46              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    3/14/2005* to 12/31/2005                             $10.03           $10.24              0
    1/1/2006 to 12/31/2006                               $10.24           $11.17              0
    1/1/2007 to 12/31/2007                               $11.17           $11.52              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    3/14/2005* to 12/31/2005                              $9.95            $9.34              0
    1/1/2006 to 12/31/2006                                $9.34            $9.63              0
    1/1/2007 to 12/31/2007                                $9.63           $10.24              0
---------------------------------------------------------------------------------------------------------
AST High Yield
    3/14/2005* to 12/31/2005                              $9.98            $9.75              0
    1/1/2006 to 12/31/2006                                $9.75           $10.43              0
    1/1/2007 to 12/31/2007                               $10.43           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    3/14/2005* to 12/31/2005                             $10.00            $9.84              0
    1/1/2006 to 12/31/2006                                $9.84           $10.48              0
    1/1/2007 to 12/31/2007                               $10.48           $10.78              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    3/14/2005* to 12/31/2005                              $9.99           $10.04              0
    1/1/2006 to 12/31/2006                               $10.04           $10.10              0
    1/1/2007 to 12/31/2007                               $10.10           $10.61              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    3/14/2005* to 12/31/2005                             $10.00            $9.94              0
    1/1/2006 to 12/31/2006                                $9.94           $10.01              0
    1/1/2007 to 12/31/2007                               $10.01           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Money Market
    3/14/2005* to 12/31/2005                             $10.00            $9.99              0
    1/1/2006 to 12/31/2006                                $9.99           $10.13              0
    1/1/2007 to 12/31/2007                               $10.13           $10.31              0
---------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    3/14/2005* to 12/31/2005                              $9.88           $11.93              0
    1/1/2006 to 12/31/2006                               $11.93           $15.57              0
    1/1/2007 to 12/31/2007                               $15.57           $21.67              0
---------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    3/14/2005* to 12/31/2005                             $10.07           $10.08              0
    1/1/2006 to 12/31/2006                               $10.08           $11.60              0
    1/1/2007 to 12/31/2007                               $11.60           $11.57              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    3/14/2005* to 12/31/2005                             $10.05           $10.80              0
    1/1/2006 to 12/31/2006                               $10.80           $12.16              0
    1/1/2007 to 12/31/2007                               $12.16           $13.23              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    3/14/2005* to 12/31/2005                             $10.00           $10.60              0
    1/1/2006 to 12/31/2006                               $10.60           $11.36              0
    1/1/2007 to 12/31/2007                               $11.36           $11.87              0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    3/14/2005* to 12/31/2005             $10.06           $11.04              0
    1/1/2006 to 12/31/2006               $11.04           $11.27              0
    1/1/2007 to 12/31/2007               $11.27           $12.23              0
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    3/14/2005* to 12/31/2005             $10.06           $10.62              0
    1/1/2006 to 12/31/2006               $10.62           $12.00              0
    1/1/2007 to 12/31/2007               $12.00            $9.05              0
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    3/14/2005* to 12/31/2005              $9.90           $10.88              0
    1/1/2006 to 12/31/2006               $10.88           $13.00              0
    1/1/2007 to 12/31/2007               $13.00           $14.50              0
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    3/14/2005* to 4/15/2005              $10.02            $9.26              0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    3/14/2005* to 12/31/2005             $10.02           $10.50              0
    1/1/2006 to 12/31/2006               $10.50           $10.79              0
    1/1/2007 to 12/31/2007               $10.79           $11.72              0
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    3/14/2005* to 12/31/2005                 --           $11.33              0
    1/1/2006 to 12/31/2006               $11.33           $12.20              0
    1/1/2007 to 12/31/2007               $12.20           $13.14              0
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    3/14/2005* to 12/31/2005              $9.99           $10.41              0
    1/1/2006 to 12/31/2006               $10.41           $11.87              0
    1/1/2007 to 12/31/2007               $11.87           $13.19              0
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    3/14/2005* to 12/31/2005              $9.99           $11.10              0
    1/1/2006 to 12/31/2006               $11.10           $14.99              0
    1/1/2007 to 12/31/2007               $14.99           $21.48              0
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    3/14/2005* to 12/31/2005              $9.95           $13.38              0
    1/1/2006 to 12/31/2006               $13.38           $14.38              0
    1/1/2007 to 12/31/2007               $14.38           $12.56              0
-----------------------------------------------------------------------------------------
ProFund VP--Banks
    3/14/2005* to 12/31/2005             $10.08           $10.10              0
    1/1/2006 to 12/31/2006               $10.10           $11.31              0
    1/1/2007 to 12/31/2007               $11.31            $7.98              0
-----------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    3/14/2005* to 12/31/2005              $9.98            $9.48              0
    1/1/2006 to 12/31/2006                $9.48           $10.62              0
    1/1/2007 to 12/31/2007               $10.62           $13.46              0
-----------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    3/14/2005* to 12/31/2005             $10.48           $13.48              0
    1/1/2006 to 12/31/2006               $13.48           $12.55              0
    1/1/2007 to 12/31/2007               $12.55           $12.03              0
-----------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    3/14/2005* to 12/31/2005             $10.04            $9.66              0
    1/1/2006 to 12/31/2006                $9.66           $10.50              0
    1/1/2007 to 12/31/2007               $10.50            $9.34              0

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    3/14/2005* to 12/31/2005          $10.03            $9.73              0
    1/1/2006 to 12/31/2006             $9.73           $10.63              0
    1/1/2007 to 12/31/2007            $10.63           $11.09              0
--------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    3/14/2005* to 12/31/2005          $10.07           $10.92              0
    1/1/2006 to 12/31/2006            $10.92           $12.78              0
    1/1/2007 to 12/31/2007            $12.78           $16.42              0
--------------------------------------------------------------------------------------
ProFund VP--Financial
    3/14/2005* to 12/31/2005          $10.08           $10.53              0
    1/1/2006 to 12/31/2006            $10.53           $11.98              0
    1/1/2007 to 12/31/2007            $11.98            $9.40              0
--------------------------------------------------------------------------------------
ProFund VP--Healthcare
    3/14/2005* to 12/31/2005          $10.09           $10.46              0
    1/1/2006 to 12/31/2006            $10.46           $10.68              0
    1/1/2007 to 12/31/2007            $10.68           $11.04              0
--------------------------------------------------------------------------------------
ProFund VP--Industrial
    3/14/2005* to 12/31/2005          $10.06           $10.06              0
    1/1/2006 to 12/31/2006            $10.06           $10.90              0
    1/1/2007 to 12/31/2007            $10.90           $11.81              0
--------------------------------------------------------------------------------------
ProFund VP--Internet
    3/14/2005* to 12/31/2005           $9.94           $12.71              0
    1/1/2006 to 12/31/2006            $12.71           $12.50              0
    1/1/2007 to 12/31/2007            $12.50           $13.36              0
--------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    3/14/2005* to 12/31/2005          $10.02            $9.44              0
    1/1/2006 to 12/31/2006             $9.44           $10.27              0
    1/1/2007 to 12/31/2007            $10.27           $10.19              0
--------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    3/14/2005* to 12/31/2005           $9.89           $12.00              0
    1/1/2006 to 12/31/2006            $12.00           $12.49              0
    1/1/2007 to 12/31/2007            $12.49           $14.84              0
--------------------------------------------------------------------------------------
ProFund VP--Real Estate
    3/14/2005* to 12/31/2005          $10.15           $11.17              0
    1/1/2006 to 12/31/2006            $11.17           $14.36              0
    1/1/2007 to 12/31/2007            $14.36           $11.20              0
--------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    3/14/2005* to 12/31/2005          $10.04           $10.65              0
    1/1/2006 to 12/31/2006            $10.65            $9.60              0
    1/1/2007 to 12/31/2007             $9.60            $9.97              0
--------------------------------------------------------------------------------------
ProFund VP--Technology
    3/14/2005* to 12/31/2005          $10.03           $10.54              0
    1/1/2006 to 12/31/2006            $10.54           $11.05              0
    1/1/2007 to 12/31/2007            $11.05           $12.26              0
--------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    3/14/2005* to 12/31/2005          $10.03            $9.74              0
    1/1/2006 to 12/31/2006             $9.74           $12.68              0
    1/1/2007 to 12/31/2007            $12.68           $13.33              0
--------------------------------------------------------------------------------------
ProFund VP--Utilities
    3/14/2005* to 12/31/2005          $10.17           $10.60              0
    1/1/2006 to 12/31/2006            $10.60           $12.26              0
    1/1/2007 to 12/31/2007            $12.26           $13.77              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP--Bull
    3/14/2005* to 12/31/2005           $10.05           $10.12              0
    1/1/2006 to 12/31/2006             $10.12           $11.16              0
    1/1/2007 to 12/31/2007             $11.16           $11.21              0
---------------------------------------------------------------------------------------
ProFund VP--Bear
    3/14/2005* to 12/31/2005            $9.94            $9.54              0
    1/1/2006 to 12/31/2006              $9.54            $8.56              0
    1/1/2007 to 12/31/2007              $8.56            $8.35              0
---------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    3/14/2005* to 12/31/2005           $10.11           $10.25              0
    1/1/2006 to 12/31/2006             $10.25           $12.23              0
    1/1/2007 to 12/31/2007             $12.23           $11.96              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    3/14/2005* to 12/31/2005           $10.06           $10.55              0
    1/1/2006 to 12/31/2006             $10.55           $10.79              0
    1/1/2007 to 12/31/2007             $10.79           $12.31              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    3/14/2005* to 12/31/2005            $9.94            $9.14              0
    1/1/2006 to 12/31/2006              $9.14            $8.75              0
    1/1/2007 to 12/31/2007              $8.75            $7.50              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    3/14/2005* to 12/31/2005           $10.15           $11.04              0
    1/1/2006 to 12/31/2006             $11.04           $11.23              0
    1/1/2007 to 12/31/2007             $11.23           $14.00              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    3/14/2005* to 12/31/2005           $10.09           $10.60              0
    1/1/2006 to 12/31/2006             $10.60           $11.55              0
    1/1/2007 to 12/31/2007             $11.55           $11.31              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    3/14/2005* to 12/31/2005           $10.06           $10.76              0
    1/1/2006 to 12/31/2006             $10.76           $10.85              0
    1/1/2007 to 12/31/2007             $10.85           $11.76              0
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    3/14/2005* to 12/31/2005           $10.15           $11.38              0
    1/1/2006 to 12/31/2006             $11.38           $12.22              0
    1/1/2007 to 12/31/2007             $12.22           $12.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    3/14/2005* to 12/31/2005           $10.04           $10.30              0
    1/1/2006 to 12/31/2006             $10.30           $11.73              0
    1/1/2007 to 12/31/2007             $11.73           $10.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    3/14/2005* to 12/31/2005           $10.04           $10.48              0
    1/1/2006 to 12/31/2006             $10.48           $11.05              0
    1/1/2007 to 12/31/2007             $11.05           $11.15              0
---------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    3/14/2005* to 12/31/2005           $10.11           $10.66              0
    1/1/2006 to 12/31/2006             $10.66           $13.03              0
    1/1/2007 to 12/31/2007             $13.03           $10.97              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    3/14/2005* to 12/31/2005                       $10.08           $10.54              0
    1/1/2006 to 12/31/2006                         $10.54            $9.76              0
    1/1/2007 to 12/31/2007                          $9.76           $10.43              0
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    3/14/2005* to 12/31/2005                        $9.91            $9.08              0
    1/1/2006 to 12/31/2006                          $9.08            $9.71              0
    1/1/2007 to 12/31/2007                          $9.71            $8.92              0
---------------------------------------------------------------------------------------------------
Access VP High Yield
    3/14/2005* to 12/31/2005                           --           $10.47              0
    1/1/2006 to 12/31/2006                         $10.47           $11.12              0
    1/1/2007 to 12/31/2007                         $11.12           $11.35              0
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    3/14/2005* to 12/31/2005                       $10.00            $9.74              0
    1/1/2006 to 12/31/2006                          $9.74            $9.83              0
    1/1/2007 to 12/31/2007                          $9.83           $10.07              0
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    3/14/2005* to 12/31/2005                       $10.03           $10.83              0
    1/1/2006 to 12/31/2006                         $10.83           $14.54              0
    1/1/2007 to 12/31/2007                         $14.54           $15.99              0
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    3/14/2005* to 12/31/2005                       $10.02           $10.43              0
    1/1/2006 to 12/31/2006                         $10.43           $11.29              0
    1/1/2007 to 12/31/2007                         $11.29           $11.98              0
---------------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    3/14/2005* to 12/31/2005                       $10.06           $10.75              0
    1/1/2006 to 12/31/2006                         $10.75           $11.35              0
    1/1/2007 to 12/31/2007                         $11.35           $13.40              0
---------------------------------------------------------------------------------------------------
First Trust S&P Target 24
    3/14/2005* to 12/31/2005                       $10.10           $10.48              0
    1/1/2006 to 12/31/2006                         $10.48           $10.46              0
    1/1/2007 to 12/31/2007                         $10.46           $10.57              0
---------------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    3/14/2005* to 12/31/2005                       $10.03            $9.53              0
    1/1/2006 to 12/31/2006                          $9.53           $11.61              0
    1/1/2007 to 12/31/2007                         $11.61           $11.33              0
---------------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    3/14/2005* to 12/31/2005                           --            $9.67              0
    1/1/2006 to 12/31/2006                          $9.67           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $10.87              0
---------------------------------------------------------------------------------------------------
First Trust Value Line Target 25
    3/14/2005* to 12/31/2005                       $10.00           $11.11              0
    1/1/2006 to 12/31/2006                         $11.11           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $12.71              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    3/14/2005* to 12/31/2005                       $10.03            $9.98              0
    1/1/2006 to 12/31/2006                          $9.98           $10.56              0
    1/1/2007 to 12/31/2007                         $10.56           $10.96              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    3/14/2005* to 12/31/2005                       $10.07           $10.20              0
    1/1/2006 to 12/31/2006                         $10.20           $11.74              0
    1/1/2007 to 12/31/2007                         $11.74           $11.40              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    3/14/2005* to 12/31/2005                                 $9.93            $8.94                 0
    1/1/2006 to 12/31/2006                                   $8.94            $8.36                 0
    1/1/2007 to 12/31/2007                                   $8.36            $7.87                 0
------------------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    3/14/2005* to 12/31/2005                                 $9.95            $9.17                 0
    1/1/2006 to 12/31/2006                                   $9.17            $7.84                 0
    1/1/2007 to 12/31/2007                                   $7.84            $7.95                 0
------------------------------------------------------------------------------------------------------------
SP International Growth
    3/14/2005* to 12/31/2005                                 $9.93           $11.18                 0
    1/1/2006 to 12/31/2006                                  $11.18           $13.12                 0
    1/1/2007 to 12/31/2007                                  $13.12           $15.22                 0
------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                               $10.00            $9.99                 0
    1/1/2006 to 12/31/2006                                   $9.99           $11.21                 0
    1/1/2007 to 12/31/2007                                  $11.21           $11.91                 0
------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                               $10.00           $10.00                 0
    1/1/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    1/1/2007 to 12/31/2007                                  $11.02           $11.73            10,225
------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                               $10.00           $10.01                 0
    1/1/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    1/1/2007 to 12/31/2007                                  $10.85           $11.49            19,931
------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                               $10.00           $10.02                 0
    1/1/2006 to 12/31/2006                                  $10.02           $10.74                 0
    1/1/2007 to 12/31/2007                                  $10.74           $11.36             4,610
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    12/05/2005* to 12/31/2005                               $10.00           $10.03                 0
    1/1/2006 to 12/31/2006                                  $10.03           $10.50                 0
    1/1/2007 to 12/31/2007                                  $10.50           $11.07                 0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.54                 0
    1/1/2007 to 12/31/2007                                  $10.54           $11.20             7,920
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.47                 0
    1/1/2007 to 12/31/2007                                  $10.47           $11.02             5,264
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.37                 0
    1/1/2007 to 12/31/2007                                  $10.37           $11.20             5,929
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.49                 0
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.02                 0
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17                 0
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.15                 0
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98                 0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.96                 0


 *  Denotes the start date of these sub-accounts.

                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                           $8.56           2,569,506
    1/1/2003 to 12/31/2003                          $8.56           $11.00           2,415,394
    1/1/2004 to 12/31/2004                         $11.00           $12.67           3,227,381
    1/1/2005 to 12/31/2005                         $12.67           $13.84           5,621,836
    1/1/2006 to 12/31/2006                         $13.84           $16.71           4,715,269
    1/1/2007 to 12/31/2007                         $16.71           $17.98           4,504,935
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                           $9.72             835,523
    1/1/2003 to 12/31/2003                          $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                         $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                         $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                         $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                         $20.87           $24.43           8,347,423
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                           $8.19             269,995
    1/1/2003 to 12/31/2003                          $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                         $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                         $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                         $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                         $18.00           $20.85           4,044,519
---------------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2002 to 12/31/2002                                           $9.04             969,509
    1/1/2003 to 12/31/2003                          $9.04           $11.30           1,393,001
    1/1/2004 to 12/31/2004                         $11.30           $13.16           2,276,801
    1/1/2005 to 12/31/2005                         $13.16           $13.92           1,907,776
    1/1/2006 to 12/31/2006                         $13.92           $17.02           2,905,252
    1/1/2007 to 12/31/2007                         $17.02           $18.31           2,119,181
---------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                           $6.92           1,970,250
    1/1/2003 to 12/31/2003                          $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                          $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                          $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                          $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                         $10.01           $10.55           1,740,242
---------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                           $7.67             639,695
    1/1/2003 to 12/31/2003                          $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                         $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                         $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                         $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                         $12.53           $14.63           1,215,825

                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                  $7.64           1,255,415
    1/1/2003 to 12/31/2003                 $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                $18.43           $20.16           4,026,646
------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    1/1/2002 to 12/31/2002                                  $9.26           1,492,775
    1/1/2003 to 12/31/2003                 $9.26           $12.85           1,504,296
    1/1/2004 to 12/31/2004                $12.85           $15.19           1,541,896
    1/1/2005 to 12/31/2005                $15.19           $15.68           1,243,642
    1/1/2006 to 12/31/2006                $15.68           $18.08           1,000,596
    1/1/2007 to 12/31/2007                $18.08           $16.87             758,170
------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                  $9.30           6,141,523
    1/1/2003 to 12/31/2003                 $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                $17.61           $16.34           8,130,632
------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2002 to 12/31/2002                                  $7.66             423,387
    1/1/2003 to 12/31/2003                 $7.66           $10.81           1,134,865
    1/1/2004 to 12/31/2004                $10.81           $12.99           2,143,020
    1/1/2005 to 12/31/2005                $12.99           $12.92           2,106,236
    1/1/2006 to 12/31/2006                $12.92           $15.25           1,874,276
    1/1/2007 to 12/31/2007                $15.25           $12.33           1,578,237
------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                  $7.97           1,273,118
    1/1/2003 to 12/31/2003                 $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                $12.71           $14.92           3,918,725
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2002 to 12/31/2002                                  $7.41           2,175,250
    1/1/2003 to 12/31/2003                 $7.41            $9.51           3,415,318
    1/1/2004 to 12/31/2004                 $9.51           $10.86           4,715,301
    1/1/2005 to 12/31/2005                $10.86           $12.12           5,728,446
    1/1/2006 to 12/31/2006                $12.12           $13.59           5,378,198
    1/1/2007 to 12/31/2007                $13.59           $16.34           6,560,811
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                  $8.96           5,118,558
    1/1/2003 to 12/31/2003                 $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                $17.42           $17.67           8,191,847

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2002 to 12/31/2002                                    $6.80             658,419
    1/1/2003 to 12/31/2003                   $6.80            $9.07           2,002,166
    1/1/2004 to 12/31/2004                   $9.07            $9.67           1,798,457
    1/1/2005 to 12/2/2005                    $9.67           $11.10                   0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.17           1,200,225
    1/1/2003 to 12/31/2003                   $8.17           $10.91           2,513,413
    1/1/2004 to 12/31/2004                  $10.91           $12.38           2,587,064
    1/1/2005 to 12/31/2005                  $12.38           $12.83           1,988,252
    1/1/2006 to 12/31/2006                  $12.83           $14.42           1,907,063
    1/1/2007 to 12/31/2007                  $14.42           $14.57           1,540,522
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2002 to 12/31/2002                                    $9.59             724,670
    1/1/2003 to 12/31/2003                   $9.59           $12.59           2,011,627
    1/1/2004 to 12/31/2004                  $12.59           $16.25           2,040,188
    1/1/2005 to 12/31/2005                  $16.25           $21.00           3,677,614
    1/1/2006 to 12/31/2006                  $21.00           $23.93           2,942,718
    1/1/2007 to 12/31/2007                  $23.93           $33.07           3,950,105
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.46           1,869,353
    1/1/2003 to 12/31/2003                   $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                   $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                   $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                  $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                  $11.23           $11.96           5,137,246
--------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                    $7.58           2,930,432
    1/1/2003 to 12/31/2003                   $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                   $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                   $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                  $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                  $11.25           $12.73           3,902,210
--------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                    $8.32          10,144,317
    1/1/2003 to 12/31/2003                   $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                  $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                  $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                  $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                  $13.59           $15.36          23,963,028
--------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2002 to 12/31/2002                                    $7.67           1,349,939
    1/1/2003 to 12/31/2003                   $7.67            $9.45           2,053,023
    1/1/2004 to 12/31/2004                   $9.45            $9.64           2,785,100
    1/1/2005 to 12/31/2005                   $9.64            $9.80           2,531,900
    1/1/2006 to 12/31/2006                   $9.80           $10.60           2,498,654
    1/1/2007 to 12/31/2007                  $10.60           $11.88           2,806,534
--------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2002 to 12/31/2002                                    $8.66             664,649
    1/1/2003 to 12/31/2003                   $8.66           $10.78           1,072,256
    1/1/2004 to 12/31/2004                  $10.78           $12.53           2,351,197
    1/1/2005 to 12/31/2005                  $12.53           $13.47           2,585,881
    1/1/2006 to 12/31/2006                  $13.47           $16.13           4,397,725
    1/1/2007 to 12/31/2007                  $16.13           $16.05           3,751,417

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2002 to 12/31/2002                                       $7.99             965,912
    1/1/2003 to 12/31/2003                      $7.99            $9.91           1,387,072
    1/1/2004 to 12/31/2004                      $9.91           $10.72           1,620,391
    1/1/2005 to 12/2/2005                      $10.72           $11.86                   0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                       $8.76           6,005,922
    1/1/2003 to 12/31/2003                      $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                     $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                     $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                     $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                     $15.34           $14.55           4,469,636
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2002 to 12/31/2002                                      $10.08           1,563,489
    1/1/2003 to 12/31/2003                     $10.08           $13.63           3,097,315
    1/1/2004 to 12/31/2004                     $13.63           $18.49           4,080,179
    1/1/2005 to 12/31/2005                     $18.49           $20.88           3,749,124
    1/1/2006 to 12/31/2006                     $20.88           $28.08           3,925,105
    1/1/2007 to 12/31/2007                     $28.08           $22.11           2,254,421
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2002 to 12/31/2002                                       $8.17           3,662,406
    1/1/2003 to 12/31/2003                      $8.17           $10.23           5,442,511
    1/1/2004 to 12/31/2004                     $10.23           $11.07           6,845,369
    1/1/2005 to 12/31/2005                     $11.07           $11.27           6,774,078
    1/1/2006 to 12/31/2006                     $11.27           $12.48           6,255,253
    1/1/2007 to 12/31/2007                     $12.48           $12.53           5,371,782
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2002 to 12/31/2002                                       $8.25           1,751,136
    1/1/2003 to 12/31/2003                      $8.25           $10.45           2,115,438
    1/1/2004 to 12/31/2004                     $10.45           $11.57           4,670,846
    1/1/2005 to 12/31/2005                     $11.57           $11.90           4,205,655
    1/1/2006 to 12/31/2006                     $11.90           $13.68           3,984,557
    1/1/2007 to 12/31/2007                     $13.68           $13.44           3,435,528
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                       $8.06           6,667,373
    1/1/2003 to 12/31/2003                      $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                     $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                     $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                     $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                     $13.62           $14.08          19,997,748
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                       $8.34           2,110,071
    1/1/2003 to 12/31/2003                      $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                      $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                     $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                     $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                     $13.62           $13.00           4,973,375

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2002 to 12/31/2002                                                 $8.71             847,517
    1/1/2003 to 12/31/2003                                $8.71           $10.24             898,161
    1/1/2004 to 12/31/2004                               $10.24           $11.19           1,061,887
    1/1/2005 to 12/31/2005                               $11.19           $11.77           1,055,033
    1/1/2006 to 12/31/2006                               $11.77           $12.86           1,120,866
    1/1/2007 to 12/31/2007                               $12.86           $12.90           2,745,236
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2002 to 12/31/2002                                                 $9.14           1,126,058
    1/1/2003 to 12/31/2003                                $9.14           $10.69           2,045,205
    1/1/2004 to 12/31/2004                               $10.69           $11.46           2,335,598
    1/1/2005 to 12/31/2005                               $11.46           $11.79           2,294,531
    1/1/2006 to 12/31/2006                               $11.79           $12.72           2,165,859
    1/1/2007 to 12/31/2007                               $12.72           $13.62           2,277,264
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2002 to 12/31/2002                                                 $9.09             921,329
    1/1/2003 to 12/31/2003                                $9.09           $11.09           2,243,566
    1/1/2004 to 12/31/2004                               $11.09           $12.13           3,551,315
    1/1/2005 to 12/31/2005                               $12.13           $12.49           4,192,626
    1/1/2006 to 12/31/2006                               $12.49           $13.82           4,776,442
    1/1/2007 to 12/31/2007                               $13.82           $14.45           6,387,795
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                                $11.34           1,739,313
    1/1/2003 to 12/31/2003                               $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                               $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                               $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                               $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                               $13.21           $14.24           6,452,566
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2002 to 12/31/2002                                                 $9.71           5,592,940
    1/1/2003 to 12/31/2003                                $9.71           $11.61          12,201,163
    1/1/2004 to 12/31/2004                               $11.61           $12.69          13,717,128
    1/1/2005 to 12/31/2005                               $12.69           $12.62           9,658,908
    1/1/2006 to 12/31/2006                               $12.62           $13.70           9,653,937
    1/1/2007 to 12/31/2007                               $13.70           $13.80           6,461,538
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                                 $9.94           4,146,530
    1/1/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                                $10.57          20,544,075
    1/1/2003 to 12/31/2003                               $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                               $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                               $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                               $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                               $11.63           $12.39          21,645,194

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                              $10.34          11,274,642
    1/1/2003 to 12/31/2003                             $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                             $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                             $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                             $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                             $10.76           $11.31          20,392,150
-------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                               $9.96          36,255,772
    1/1/2003 to 12/31/2003                              $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                              $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                              $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                              $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                             $10.16           $10.48          56,111,128
-------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2002 to 12/31/2002                                               $8.66             283,466
    1/1/2003 to 12/31/2003                              $8.66           $13.60           1,763,660
    1/1/2004 to 12/31/2004                             $13.60           $16.02           2,103,950
    1/1/2005 to 12/31/2005                             $16.02           $20.72           3,395,891
    1/1/2006 to 12/31/2006                             $20.72           $27.43           2,835,328
    1/1/2007 to 12/31/2007                             $27.43           $38.71           3,344,620
-------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2002 to 12/31/2002                                               $8.25             196,720
    1/1/2003 to 12/31/2003                              $8.25           $10.23             314,757
    1/1/2004 to 12/31/2004                             $10.23           $11.18             590,808
    1/1/2005 to 12/31/2005                             $11.18           $11.59             534,649
    1/1/2006 to 12/31/2006                             $11.59           $13.51             582,613
    1/1/2007 to 12/31/2007                             $13.51           $13.66             497,296
-------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2002 to 12/31/2002                                               $7.09             543,762
    1/1/2003 to 12/31/2003                              $7.09            $9.61             889,464
    1/1/2004 to 12/31/2004                              $9.61           $10.72             668,032
    1/1/2005 to 12/31/2005                             $10.72           $11.67             602,064
    1/1/2006 to 12/31/2006                             $11.67           $13.33             605,730
    1/1/2007 to 12/31/2007                             $13.33           $14.70             631,476
-------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2002 to 12/31/2002                                               $5.50             293,307
    1/1/2003 to 12/31/2003                              $5.50            $7.87             578,651
    1/1/2004 to 12/31/2004                              $7.87            $8.09             512,424
    1/1/2005 to 12/31/2005                              $8.09            $8.13             453,391
    1/1/2006 to 12/31/2006                              $8.13            $8.84             513,442
    1/1/2007 to 12/31/2007                              $8.84            $9.36             630,739
-------------------------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2002 to 12/31/2002                                               $8.00             475,873
    1/1/2003 to 12/31/2003                              $8.00           $10.05             698,364
    1/1/2004 to 12/31/2004                             $10.05           $10.64             937,586
    1/1/2005 to 12/31/2005                             $10.64           $11.31           1,131,375
    1/1/2006 to 12/31/2006                             $11.31           $11.71           1,250,782
    1/1/2007 to 12/31/2007                             $11.71           $12.88           1,163,277

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2002 to 12/31/2002                                 $8.76            366,258
    1/1/2003 to 12/31/2003                $8.76           $11.17            607,265
    1/1/2004 to 12/31/2004               $11.17           $11.94            585,185
    1/1/2005 to 12/31/2005               $11.94           $12.43          1,042,992
    1/1/2006 to 12/31/2006               $12.43           $14.24            778,674
    1/1/2007 to 12/31/2007               $14.24           $10.89            465,175
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                 $8.15            113,389
    1/1/2003 to 12/31/2003                $8.15           $11.65            189,143
    1/1/2004 to 12/31/2004               $11.65           $13.66            414,631
    1/1/2005 to 12/31/2005               $13.66           $15.59            689,816
    1/1/2006 to 12/31/2006               $15.59           $18.88          1,081,552
    1/1/2007 to 12/31/2007               $18.88           $21.35          1,401,663
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2002 to 12/31/2002                                 $7.44            127,728
    1/1/2003 to 12/31/2003                $7.44           $11.12            815,621
    1/1/2004 to 12/31/2004               $11.12           $11.58            702,642
    1/1/2005 to 4/15/2005                $11.58           $10.31                  0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                 $7.78             39,943
    1/1/2003 to 12/31/2003                $7.78           $10.71            404,789
    1/1/2004 to 12/31/2004               $10.71           $11.29            570,123
    1/1/2005 to 12/31/2005               $11.29           $11.53            281,775
    1/1/2006 to 12/31/2006               $11.53           $12.03            241,307
    1/1/2007 to 12/31/2007               $12.03           $13.24            249,298
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2002 to 12/31/2002                                    --                 --
    1/1/2003 to 12/31/2003                   --               --                 --
    1/1/2004 to 12/31/2004                   --               --                 --
    1/1/2005 to 12/31/2005                   --           $11.44            606,614
    1/1/2006 to 12/31/2006               $11.44           $12.49            553,827
    1/1/2007 to 12/31/2007               $12.49           $13.64            604,401
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2002 to 12/31/2002                                 $7.93            292,396
    1/1/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    1/1/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    1/1/2005 to 12/31/2005               $12.17           $12.94          1,133,421
    1/1/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    1/1/2007 to 12/31/2007               $14.95           $16.85          1,487,885
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2002 to 12/31/2002                                 $7.75            281,993
    1/1/2003 to 12/31/2003                $7.75           $12.57            942,605
    1/1/2004 to 12/31/2004               $12.57           $12.30            896,010
    1/1/2005 to 12/31/2005               $12.30           $14.45          1,723,105
    1/1/2006 to 12/31/2006               $14.45           $19.80          3,073,769
    1/1/2007 to 12/31/2007               $19.80           $28.77          2,473,589
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2002 to 12/31/2002                                 $7.24             65,845
    1/1/2003 to 12/31/2003                $7.24            $9.03            426,718
    1/1/2004 to 12/31/2004                $9.03            $9.55            710,879
    1/1/2005 to 12/31/2005                $9.55           $13.31          3,413,955
    1/1/2006 to 12/31/2006               $13.31           $14.51          1,650,266
    1/1/2007 to 12/31/2007               $14.51           $12.85            552,230

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2002 to 12/31/2002                            $8.56            101,136
    1/1/2003 to 12/31/2003           $8.56           $10.90             93,067
    1/1/2004 to 12/31/2004          $10.90           $11.98            229,711
    1/1/2005 to 12/31/2005          $11.98           $11.77            351,876
    1/1/2006 to 12/31/2006          $11.77           $13.35            402,883
    1/1/2007 to 12/31/2007          $13.35            $9.55            389,926
------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2002 to 12/31/2002                            $8.46             76,331
    1/1/2003 to 12/31/2003           $8.46           $10.95          1,512,864
    1/1/2004 to 12/31/2004          $10.95           $11.87            529,237
    1/1/2005 to 12/31/2005          $11.87           $11.96            681,692
    1/1/2006 to 12/31/2006          $11.96           $13.58            779,466
    1/1/2007 to 12/31/2007          $13.58           $17.45          2,684,333
------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2002 to 12/31/2002                            $7.09            130,082
    1/1/2003 to 12/31/2003           $7.09            $9.75            208,971
    1/1/2004 to 12/31/2004           $9.75           $10.52            757,678
    1/1/2005 to 12/31/2005          $10.52           $12.34            697,686
    1/1/2006 to 12/31/2006          $12.34           $11.64            393,923
    1/1/2007 to 12/31/2007          $11.64           $11.31            609,746
------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2002 to 12/31/2002                            $7.25            128,022
    1/1/2003 to 12/31/2003           $7.25            $9.04            136,269
    1/1/2004 to 12/31/2004           $9.04            $9.56            430,620
    1/1/2005 to 12/31/2005           $9.56            $8.97             86,431
    1/1/2006 to 12/31/2006           $8.97            $9.88            192,639
    1/1/2007 to 12/31/2007           $9.88            $8.91             67,292
------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2002 to 12/31/2002                            $8.28            148,446
    1/1/2003 to 12/31/2003           $8.28            $9.64             58,425
    1/1/2004 to 12/31/2004           $9.64           $10.36            369,007
    1/1/2005 to 12/31/2005          $10.36           $10.15            161,037
    1/1/2006 to 12/31/2006          $10.15           $11.25            548,567
    1/1/2007 to 12/31/2007          $11.25           $11.90            715,235
------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2002 to 12/31/2002                            $8.71            299,833
    1/1/2003 to 12/31/2003           $8.71           $10.48          1,225,844
    1/1/2004 to 12/31/2004          $10.48           $13.33          1,856,882
    1/1/2005 to 12/31/2005          $13.33           $17.22          2,573,776
    1/1/2006 to 12/31/2006          $17.22           $20.43          2,251,126
    1/1/2007 to 12/31/2007          $20.43           $26.61          2,322,451
------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2002 to 12/31/2002                            $8.85            221,377
    1/1/2003 to 12/31/2003           $8.85           $11.23            398,159
    1/1/2004 to 12/31/2004          $11.23           $12.19            553,342
    1/1/2005 to 12/31/2005          $12.19           $12.46            616,873
    1/1/2006 to 12/31/2006          $12.46           $14.38            913,872
    1/1/2007 to 12/31/2007          $14.38           $11.44            498,292

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2002 to 12/31/2002                            $7.94            388,508
    1/1/2003 to 12/31/2003           $7.94            $9.17            707,449
    1/1/2004 to 12/31/2004           $9.17            $9.23          1,318,525
    1/1/2005 to 12/31/2005           $9.23            $9.63          2,175,821
    1/1/2006 to 12/31/2006           $9.63            $9.96          2,106,409
    1/1/2007 to 12/31/2007           $9.96           $10.44          2,120,859
------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2002 to 12/31/2002                            $7.93             12,642
    1/1/2003 to 12/31/2003           $7.93           $10.01            318,339
    1/1/2004 to 12/31/2004          $10.01           $11.15            253,411
    1/1/2005 to 12/31/2005          $11.15           $11.23            211,677
    1/1/2006 to 12/31/2006          $11.23           $12.33            242,684
    1/1/2007 to 12/31/2007          $12.33           $13.55            708,921
------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2002 to 12/31/2002                            $8.57            306,572
    1/1/2003 to 12/31/2003           $8.57           $15.00            206,876
    1/1/2004 to 12/31/2004          $15.00           $17.89            992,879
    1/1/2005 to 12/31/2005          $17.89           $18.90            467,320
    1/1/2006 to 12/31/2006          $18.90           $18.84            200,072
    1/1/2007 to 12/31/2007          $18.84           $20.42            435,015
------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2002 to 12/31/2002                            $8.56            136,559
    1/1/2003 to 12/31/2003           $8.56            $8.89            266,978
    1/1/2004 to 12/31/2004           $8.89            $7.93            527,336
    1/1/2005 to 12/31/2005           $7.93            $7.51            515,768
    1/1/2006 to 12/31/2006           $7.51            $8.28            716,678
    1/1/2007 to 12/31/2007           $8.28            $8.33            492,538
------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2002 to 12/31/2002                            $9.70          1,175,651
    1/1/2003 to 12/31/2003           $9.70           $13.29          1,329,806
    1/1/2004 to 12/31/2004          $13.29           $11.77          1,479,384
    1/1/2005 to 12/31/2005          $11.77           $14.62          2,426,530
    1/1/2006 to 12/31/2006          $14.62           $15.44          2,487,596
    1/1/2007 to 12/31/2007          $15.44           $18.60          3,177,702
------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2002 to 12/31/2002                            $9.86            441,318
    1/1/2003 to 12/31/2003           $9.86           $12.91            462,906
    1/1/2004 to 12/31/2004          $12.91           $16.15          1,816,706
    1/1/2005 to 12/31/2005          $16.15           $16.96            501,989
    1/1/2006 to 12/31/2006          $16.96           $22.10            926,728
    1/1/2007 to 12/31/2007          $22.10           $17.47            505,436
------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2002 to 12/31/2002                            $5.14             93,241
    1/1/2003 to 12/31/2003           $5.14            $9.51            423,958
    1/1/2004 to 12/31/2004           $9.51            $7.15            694,352
    1/1/2005 to 12/31/2005           $7.15            $7.64            746,085
    1/1/2006 to 12/31/2006           $7.64            $6.98            339,250
    1/1/2007 to 12/31/2007           $6.98            $7.35            272,048

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2002 to 12/31/2002                             $6.03            254,131
    1/1/2003 to 12/31/2003            $6.03            $8.66            497,972
    1/1/2004 to 12/31/2004            $8.66            $8.48            727,580
    1/1/2005 to 12/31/2005            $8.48            $8.45            577,739
    1/1/2006 to 12/31/2006            $8.45            $8.98            673,628
    1/1/2007 to 12/31/2007            $8.98           $10.10          1,668,456
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2002 to 12/31/2002                             $7.15            272,408
    1/1/2003 to 12/31/2003            $7.15            $7.21            398,350
    1/1/2004 to 12/31/2004            $7.21            $8.19            460,848
    1/1/2005 to 12/31/2005            $8.19            $7.52            456,586
    1/1/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    1/1/2007 to 12/31/2007            $9.93           $10.59          1,098,402
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2002 to 12/31/2002                             $7.83            521,419
    1/1/2003 to 12/31/2003            $7.83            $9.34            618,427
    1/1/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    1/1/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    1/1/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    1/1/2007 to 12/31/2007           $14.51           $16.52          3,808,582
-------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2002 to 12/31/2002                             $7.97            954,792
    1/1/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    1/1/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    1/1/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    1/1/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    1/1/2007 to 12/31/2007           $11.90           $12.12          4,013,033
-------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2002 to 12/31/2002                            $11.38          1,532,543
    1/1/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    1/1/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    1/1/2005 to 12/31/2005            $7.45            $7.23          2,169,662
    1/1/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    1/1/2007 to 12/31/2007            $6.57            $6.50          1,722,065
-------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2002 to 12/31/2002                             $6.78            297,435
    1/1/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    1/1/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    1/1/2005 to 12/31/2005           $11.76           $11.87          1,158,025
    1/1/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    1/1/2007 to 12/31/2007           $14.36           $14.24          1,964,725
-------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2002 to 12/31/2002                             $6.45          1,346,852
    1/1/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    1/1/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    1/1/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    1/1/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    1/1/2007 to 12/31/2007           $10.16           $11.76          2,265,084

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2002 to 12/31/2002                              $11.00            433,181
    1/1/2003 to 12/31/2003             $11.00            $6.78          1,535,439
    1/1/2004 to 12/31/2004              $6.78            $5.93            908,064
    1/1/2005 to 12/31/2005              $5.93            $5.88          2,494,112
    1/1/2006 to 12/31/2006              $5.88            $5.70          1,891,265
    1/1/2007 to 12/31/2007              $5.70            $4.96            860,024
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2002 to 12/31/2002                               $3.53          1,003,123
    1/1/2003 to 12/31/2003              $3.53            $7.03          3,410,589
    1/1/2004 to 12/31/2004              $7.03            $7.89          6,592,447
    1/1/2005 to 12/31/2005              $7.89            $7.47          4,740,165
    1/1/2006 to 12/31/2006              $7.47            $7.70          2,319,572
    1/1/2007 to 12/31/2007              $7.70            $9.73          4,024,405
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2002 to 12/31/2002                               $7.66            438,387
    1/1/2003 to 12/31/2003              $7.66           $10.23          1,455,513
    1/1/2004 to 12/31/2004             $10.23           $11.67          2,632,869
    1/1/2005 to 12/31/2005             $11.67           $12.49          2,164,543
    1/1/2006 to 12/31/2006             $12.49           $13.80          1,978,580
    1/1/2007 to 12/31/2007             $13.80           $13.70          1,436,105
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2002 to 12/31/2002                               $7.70            439,054
    1/1/2003 to 12/31/2003              $7.70            $9.69          1,009,867
    1/1/2004 to 12/31/2004              $9.69           $10.58          2,220,901
    1/1/2005 to 12/31/2005             $10.58           $11.58          5,059,311
    1/1/2006 to 12/31/2006             $11.58           $11.84          1,594,539
    1/1/2007 to 12/31/2007             $11.84           $13.01          2,101,505
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2002 to 12/31/2002                               $5.71            477,953
    1/1/2003 to 12/31/2003              $5.71            $9.55          1,112,311
    1/1/2004 to 12/31/2004              $9.55           $11.99          3,106,849
    1/1/2005 to 12/31/2005             $11.99           $13.91          1,935,487
    1/1/2006 to 12/31/2006             $13.91           $15.14          1,588,771
    1/1/2007 to 12/31/2007             $15.14           $15.77          1,072,846
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2002 to 12/31/2002                               $7.09            994,778
    1/1/2003 to 12/31/2003              $7.09            $9.39          5,144,632
    1/1/2004 to 12/31/2004              $9.39           $11.10          4,088,760
    1/1/2005 to 12/31/2005             $11.10           $11.35          1,398,442
    1/1/2006 to 12/31/2006             $11.35           $13.11          2,446,357
    1/1/2007 to 12/31/2007             $13.11           $11.96            714,107
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2002 to 12/31/2002                               $7.69            772,260
    1/1/2003 to 12/31/2003              $7.69           $10.16          3,868,951
    1/1/2004 to 12/31/2004             $10.16           $11.98          4,677,820
    1/1/2005 to 12/31/2005             $11.98           $12.67          4,579,887
    1/1/2006 to 12/31/2006             $12.67           $13.54          1,643,633
    1/1/2007 to 12/31/2007             $13.54           $13.85            676,467

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2002 to 12/31/2002                                           $6.14            212,085
    1/1/2003 to 12/31/2003                          $6.14           $12.04          1,702,558
    1/1/2004 to 12/31/2004                         $12.04           $15.52          5,098,565
    1/1/2005 to 12/31/2005                         $15.52           $15.23            816,755
    1/1/2006 to 12/31/2006                         $15.23           $18.87          1,580,595
    1/1/2007 to 12/31/2007                         $18.87           $16.11            527,856
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2002 to 12/31/2002                                          $11.56          2,486,854
    1/1/2003 to 12/31/2003                         $11.56           $11.08            731,470
    1/1/2004 to 12/31/2004                         $11.08           $11.79          1,051,158
    1/1/2005 to 12/31/2005                         $11.79           $12.64          2,312,868
    1/1/2006 to 12/31/2006                         $12.64           $11.86            821,668
    1/1/2007 to 12/31/2007                         $11.86           $12.85          2,443,725
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2002 to 12/31/2002                                           $8.02            165,792
    1/1/2003 to 12/31/2003                          $8.02            $7.56          1,817,924
    1/1/2004 to 12/31/2004                          $7.56            $6.63          5,314,528
    1/1/2005 to 12/31/2005                          $6.63            $6.00          3,415,324
    1/1/2006 to 12/31/2006                          $6.00            $6.50          4,567,551
    1/1/2007 to 12/31/2007                          $6.50            $6.06          1,806,294
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --               --                 --
    1/1/2005 to 12/31/2005                             --           $10.56            899,141
    1/1/2006 to 12/31/2006                         $10.56           $11.38          1,207,864
    1/1/2007 to 12/31/2007                         $11.38           $11.78            898,024
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2002 to 12/31/2002                                           $6.80             19,826
    1/1/2003 to 12/31/2003                          $6.80            $9.16             66,435
    1/1/2004 to 12/31/2004                          $9.16           $10.03             91,924
    1/1/2005 to 12/31/2005                         $10.03            $9.92             87,726
    1/1/2006 to 12/31/2006                          $9.92           $10.15            100,227
    1/1/2007 to 12/31/2007                         $10.15           $10.55            106,856
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.85            311,233
    1/1/2005 to 12/31/2005                         $11.85           $12.84            590,605
    1/1/2006 to 12/31/2006                         $12.84           $17.48          1,507,757
    1/1/2007 to 12/31/2007                         $17.48           $19.49          2,078,809
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.32          1,777,316
    1/1/2005 to 12/31/2005                         $11.32           $11.94          2,420,873
    1/1/2006 to 12/31/2006                         $11.94           $13.10          2,772,210
    1/1/2007 to 12/31/2007                         $13.10           $14.10          2,203,754

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.66             82,809
    1/1/2005 to 12/31/2005             $10.66           $10.83            134,177
    1/1/2006 to 12/31/2006             $10.83           $11.60            199,508
    1/1/2007 to 12/31/2007             $11.60           $13.88            403,709
---------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.75            173,851
    1/1/2005 to 12/31/2005             $10.75           $11.01            304,840
    1/1/2006 to 12/31/2006             $11.01           $11.14            290,152
    1/1/2007 to 12/31/2007             $11.14           $11.42            274,858
---------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.48            155,695
    1/1/2005 to 12/31/2005             $10.48            $9.98            194,864
    1/1/2006 to 12/31/2006              $9.98           $12.32            481,064
    1/1/2007 to 12/31/2007             $12.32           $12.20            235,030
---------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --               --                 --
    1/1/2005 to 12/31/2005                 --            $9.76          1,240,527
    1/1/2006 to 12/31/2006              $9.76           $11.34          2,310,768
    1/1/2007 to 12/31/2007             $11.34           $11.28          2,000,024
---------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $12.59            389,792
    1/1/2005 to 12/31/2005             $12.59           $14.82          1,068,339
    1/1/2006 to 12/31/2006             $14.82           $15.00          1,119,827
    1/1/2007 to 12/31/2007             $15.00           $17.43          1,173,103
---------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37             72,725
    1/1/2005 to 12/31/2005             $10.37           $10.30          2,620,751
    1/1/2006 to 12/31/2006             $10.30           $11.05          2,181,106
    1/1/2007 to 12/31/2007             $11.05           $11.62          2,009,820
---------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37            159,605
    1/1/2005 to 12/31/2005             $10.37           $10.51          2,141,308
    1/1/2006 to 12/31/2006             $10.51           $12.26          4,023,312
    1/1/2007 to 12/31/2007             $12.26           $12.08          1,984,257

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.70              39,360
    1/1/2005 to 12/31/2005                           $9.70            $8.64             364,782
    1/1/2006 to 12/31/2006                           $8.64            $8.18             254,207
    1/1/2007 to 12/31/2007                           $8.18            $7.82             131,223
----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.54             136,809
    1/1/2005 to 12/31/2005                           $9.54            $9.11             220,843
    1/1/2006 to 12/31/2006                           $9.11            $7.90             560,897
    1/1/2007 to 12/31/2007                           $7.90            $8.12           1,000,449
----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --           $10.53             269,671
    1/1/2005 to 12/31/2005                          $10.53           $12.05             672,243
    1/1/2006 to 12/31/2006                          $12.05           $14.35             742,865
    1/1/2007 to 12/31/2007                          $14.35           $16.87             828,104
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.00             649,829
    1/1/2006 to 12/31/2006                          $10.00           $11.38           5,212,589
    1/1/2007 to 12/31/2007                          $11.38           $12.26           8,022,912
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.01           2,586,012
    1/1/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    1/1/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.02           2,726,484
    1/1/2006 to 12/31/2006                          $10.02           $11.01          21,829,919
    1/1/2007 to 12/31/2007                          $11.01           $11.83          30,616,578
----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.03             685,724
    1/1/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    1/1/2007 to 12/31/2007                          $10.90           $11.70          12,873,620

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                                       --                 --
    1/1/2003 to 12/31/2003                                      --               --                 --
    1/1/2004 to 12/31/2004                                      --               --                 --
    1/1/2005 to 12/31/2005                                      --           $10.04            115,215
    1/1/2006 to 12/31/2006                                  $10.04           $10.66          3,303,256
    1/1/2007 to 12/31/2007                                  $10.66           $11.40          7,359,596
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.66          5,258,474
    1/1/2007 to 12/31/2007                                  $10.66           $11.48          8,525,849
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.58          3,781,525
    1/1/2007 to 12/31/2007                                  $10.58           $11.30          7,801,920
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                                $10.00           $10.48          3,795,562
    1/1/2007 to 12/31/2007                                  $10.48           $11.49          7,899,326
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.51            120,901
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.04             74,936
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.19            157,014
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17             39,143
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.00             50,892
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98            213,630


 *  Denotes the start date of these sub-accounts.


                                    ASXT SIX
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2005 to 12/31/2005                                          $10.53              0
    1/1/2006 to 12/31/2006                         $10.53           $12.55              0
    1/1/2007 to 12/31/2007                         $12.55           $13.32              0
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2005 to 12/31/2005                                          $11.16              0
    1/1/2006 to 12/31/2006                         $11.16           $13.10              0
    1/1/2007 to 12/31/2007                         $13.10           $15.12              0
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2005 to 12/31/2005                                          $10.59              0
    1/1/2006 to 12/31/2006                         $10.59           $13.09              0
    1/1/2007 to 12/31/2007                         $13.09           $14.95              0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2005 to 12/31/2005                                   $10.36              0
    1/1/2006 to 12/31/2006                  $10.36           $12.49              0
    1/1/2007 to 12/31/2007                  $12.49           $13.25              0
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2005 to 12/31/2005                                   $10.31              0
    1/1/2006 to 12/31/2006                  $10.31           $11.27              0
    1/1/2007 to 12/31/2007                  $11.27           $11.71              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.20              0
    1/1/2006 to 12/31/2006                  $10.20           $10.66              0
    1/1/2007 to 12/31/2007                  $10.66           $12.27              0
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2005 to 12/31/2005                                   $10.84              0
    1/1/2006 to 12/31/2006                  $10.84           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $12.80              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    1/1/2005 to 12/31/2005                                   $10.44              0
    1/1/2006 to 12/31/2006                  $10.44           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $10.92              0
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2005 to 12/31/2005                                   $10.53              0
    1/1/2006 to 12/31/2006                  $10.53           $12.26              0
    1/1/2007 to 12/31/2007                  $12.26           $11.22              0
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2005 to 12/31/2005                                    $9.90              0
    1/1/2006 to 12/31/2006                   $9.90           $11.53              0
    1/1/2007 to 12/31/2007                  $11.53            $9.19              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.46              0
    1/1/2006 to 12/31/2006                  $10.46           $10.78              0
    1/1/2007 to 12/31/2007                  $10.78           $12.48              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $11.21              0
    1/1/2006 to 12/31/2006                  $11.21           $12.40              0
    1/1/2007 to 12/31/2007                  $12.40           $14.70              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.76              0
    1/1/2006 to 12/31/2006                  $10.76           $11.56              0
    1/1/2007 to 12/31/2007                  $11.56           $11.57              0
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2005 to 12/2/2005                                    $11.59              0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.24              0
    1/1/2006 to 12/31/2006                  $10.24           $11.34              0
    1/1/2007 to 12/31/2007                  $11.34           $11.31              0
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2005 to 12/31/2005                                   $11.61              0
    1/1/2006 to 12/31/2006                  $11.61           $13.05              0
    1/1/2007 to 12/31/2007                  $13.05           $17.78              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2005 to 12/31/2005                                      $11.98              0
    1/1/2006 to 12/31/2006                     $11.98           $12.28              0
    1/1/2007 to 12/31/2007                     $12.28           $12.89              0
-----------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2005 to 12/31/2005                                      $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $12.63              0
-----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2005 to 12/31/2005                                      $10.78              0
    1/1/2006 to 12/31/2006                     $10.78           $11.21              0
    1/1/2007 to 12/31/2007                     $11.21           $12.50              0
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2005 to 12/31/2005                                      $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.35              0
    1/1/2007 to 12/31/2007                     $11.35           $12.55              0
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2005 to 12/31/2005                                      $10.59              0
    1/1/2006 to 12/31/2006                     $10.59           $12.51              0
    1/1/2007 to 12/31/2007                     $12.51           $12.28              0
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2005 to 12/2/2005                                       $11.21              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2005 to 12/31/2005                                      $10.20              0
    1/1/2006 to 12/31/2006                     $10.20           $12.00              0
    1/1/2007 to 12/31/2007                     $12.00           $11.22              0
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2005 to 12/31/2005                                      $11.88              0
    1/1/2006 to 12/31/2006                     $11.88           $15.76              0
    1/1/2007 to 12/31/2007                     $15.76           $12.24              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2005 to 12/31/2005                                      $10.28              0
    1/1/2006 to 12/31/2006                     $10.28           $11.23              0
    1/1/2007 to 12/31/2007                     $11.23           $11.12              0
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2005 to 12/31/2005                                      $10.22              0
    1/1/2006 to 12/31/2006                     $10.22           $11.58              0
    1/1/2007 to 12/31/2007                     $11.58           $11.22              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2005 to 12/31/2005                                      $10.15              0
    1/1/2006 to 12/31/2006                     $10.15           $11.55              0
    1/1/2007 to 12/31/2007                     $11.55           $11.77              0
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2005 to 12/31/2005                                      $10.44              0
    1/1/2006 to 12/31/2006                     $10.44           $11.99              0
    1/1/2007 to 12/31/2007                     $11.99           $11.29              0
-----------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2005 to 12/31/2005                                      $10.50              0
    1/1/2006 to 12/31/2006                     $10.50           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $11.20              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2005 to 12/31/2005                                                $10.20              0
    1/1/2006 to 12/31/2006                               $10.20           $10.85              0
    1/1/2007 to 12/31/2007                               $10.85           $11.46              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2005 to 12/31/2005                                                $10.24              0
    1/1/2006 to 12/31/2006                               $10.24           $11.17              0
    1/1/2007 to 12/31/2007                               $11.17           $11.52              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2005 to 12/31/2005                                                 $9.34              0
    1/1/2006 to 12/31/2006                                $9.34            $9.63              0
    1/1/2007 to 12/31/2007                                $9.63           $10.24              0
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2005 to 12/31/2005                                                 $9.75              0
    1/1/2006 to 12/31/2006                                $9.75           $10.43              0
    1/1/2007 to 12/31/2007                               $10.43           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2005 to 12/31/2005                                                 $9.84              0
    1/1/2006 to 12/31/2006                                $9.84           $10.48              0
    1/1/2007 to 12/31/2007                               $10.48           $10.78              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2005 to 12/31/2005                                                $10.04              0
    1/1/2006 to 12/31/2006                               $10.04           $10.10              0
    1/1/2007 to 12/31/2007                               $10.10           $10.61              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2005 to 12/31/2005                                                 $9.94              0
    1/1/2006 to 12/31/2006                                $9.94           $10.01              0
    1/1/2007 to 12/31/2007                               $10.01           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2005 to 12/31/2005                                                 $9.99              0
    1/1/2006 to 12/31/2006                                $9.99           $10.13              0
    1/1/2007 to 12/31/2007                               $10.13           $10.31              0
---------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2005 to 12/31/2005                                                $11.93              0
    1/1/2006 to 12/31/2006                               $11.93           $15.57              0
    1/1/2007 to 12/31/2007                               $15.57           $21.67              0
---------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2005 to 12/31/2005                                                $10.08              0
    1/1/2006 to 12/31/2006                               $10.08           $11.60              0
    1/1/2007 to 12/31/2007                               $11.60           $11.57              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2005 to 12/31/2005                                                $10.80              0
    1/1/2006 to 12/31/2006                               $10.80           $12.16              0
    1/1/2007 to 12/31/2007                               $12.16           $13.23              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2005 to 12/31/2005                                                $10.60              0
    1/1/2006 to 12/31/2006                               $10.60           $11.36              0
    1/1/2007 to 12/31/2007                               $11.36           $11.87              0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2005 to 12/31/2005                                $11.04              0
    1/1/2006 to 12/31/2006               $11.04           $11.27              0
    1/1/2007 to 12/31/2007               $11.27           $12.23              0
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2005 to 12/31/2005                                $10.62              0
    1/1/2006 to 12/31/2006               $10.62           $12.00              0
    1/1/2007 to 12/31/2007               $12.00            $9.05              0
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2005 to 12/31/2005                                $10.88              0
    1/1/2006 to 12/31/2006               $10.88           $13.00              0
    1/1/2007 to 12/31/2007               $13.00           $14.50              0
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2005 to 4/15/2005                                  $9.26              0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2005 to 12/31/2005                                $10.50              0
    1/1/2006 to 12/31/2006               $10.50           $10.79              0
    1/1/2007 to 12/31/2007               $10.79           $11.72              0
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2005 to 12/31/2005                                $11.33              0
    1/1/2006 to 12/31/2006               $11.33           $12.20              0
    1/1/2007 to 12/31/2007               $12.20           $13.14              0
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2005 to 12/31/2005                                $10.41              0
    1/1/2006 to 12/31/2006               $10.41           $11.87              0
    1/1/2007 to 12/31/2007               $11.87           $13.19              0
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2005 to 12/31/2005                                $11.10              0
    1/1/2006 to 12/31/2006               $11.10           $14.99              0
    1/1/2007 to 12/31/2007               $14.99           $21.48              0
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2005 to 12/31/2005                                $13.38              0
    1/1/2006 to 12/31/2006               $13.38           $14.38              0
    1/1/2007 to 12/31/2007               $14.38           $12.56              0
-----------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2005 to 12/31/2005                                $10.10              0
    1/1/2006 to 12/31/2006               $10.10           $11.31              0
    1/1/2007 to 12/31/2007               $11.31            $7.98              0
-----------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2005 to 12/31/2005                                 $9.48              0
    1/1/2006 to 12/31/2006                $9.48           $10.62              0
    1/1/2007 to 12/31/2007               $10.62           $13.46              0
-----------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2005 to 12/31/2005                                $13.48              0
    1/1/2006 to 12/31/2006               $13.48           $12.55              0
    1/1/2007 to 12/31/2007               $12.55           $12.03              0
-----------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2005 to 12/31/2005                                 $9.66              0
    1/1/2006 to 12/31/2006                $9.66           $10.50              0
    1/1/2007 to 12/31/2007               $10.50            $9.34              0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2005 to 12/31/2005                             $9.73              0
    1/1/2006 to 12/31/2006            $9.73           $10.63              0
    1/1/2007 to 12/31/2007           $10.63           $11.09              0
-------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2005 to 12/31/2005                            $10.92              0
    1/1/2006 to 12/31/2006           $10.92           $12.78              0
    1/1/2007 to 12/31/2007           $12.78           $16.42              0
-------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2005 to 12/31/2005                            $10.53              0
    1/1/2006 to 12/31/2006           $10.53           $11.98              0
    1/1/2007 to 12/31/2007           $11.98            $9.40              0
-------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2005 to 12/31/2005                            $10.46              0
    1/1/2006 to 12/31/2006           $10.46           $10.68              0
    1/1/2007 to 12/31/2007           $10.68           $11.04              0
-------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2005 to 12/31/2005                            $10.06              0
    1/1/2006 to 12/31/2006           $10.06           $10.90              0
    1/1/2007 to 12/31/2007           $10.90           $11.81              0
-------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2005 to 12/31/2005                            $12.71              0
    1/1/2006 to 12/31/2006           $12.71           $12.50              0
    1/1/2007 to 12/31/2007           $12.50           $13.36              0
-------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2005 to 12/31/2005                             $9.44              0
    1/1/2006 to 12/31/2006            $9.44           $10.27              0
    1/1/2007 to 12/31/2007           $10.27           $10.19              0
-------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2005 to 12/31/2005                            $12.00              0
    1/1/2006 to 12/31/2006           $12.00           $12.49              0
    1/1/2007 to 12/31/2007           $12.49           $14.84              0
-------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2005 to 12/31/2005                            $11.17              0
    1/1/2006 to 12/31/2006           $11.17           $14.36              0
    1/1/2007 to 12/31/2007           $14.36           $11.20              0
-------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2005 to 12/31/2005                            $10.65              0
    1/1/2006 to 12/31/2006           $10.65            $9.60              0
    1/1/2007 to 12/31/2007            $9.60            $9.97              0
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2005 to 12/31/2005                            $10.54              0
    1/1/2006 to 12/31/2006           $10.54           $11.05              0
    1/1/2007 to 12/31/2007           $11.05           $12.26              0
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2005 to 12/31/2005                             $9.74              0
    1/1/2006 to 12/31/2006            $9.74           $12.68              0
    1/1/2007 to 12/31/2007           $12.68           $13.33              0
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2005 to 12/31/2005                            $10.60              0
    1/1/2006 to 12/31/2006           $10.60           $12.26              0
    1/1/2007 to 12/31/2007           $12.26           $13.77              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2005 to 12/31/2005                              $10.12              0
    1/1/2006 to 12/31/2006             $10.12           $11.16              0
    1/1/2007 to 12/31/2007             $11.16           $11.21              0
---------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2005 to 12/31/2005                               $9.54              0
    1/1/2006 to 12/31/2006              $9.54            $8.56              0
    1/1/2007 to 12/31/2007              $8.56            $8.35              0
---------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2005 to 12/31/2005                              $10.25              0
    1/1/2006 to 12/31/2006             $10.25           $12.23              0
    1/1/2007 to 12/31/2007             $12.23           $11.96              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2005 to 12/31/2005                              $10.55              0
    1/1/2006 to 12/31/2006             $10.55           $10.79              0
    1/1/2007 to 12/31/2007             $10.79           $12.31              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2005 to 12/31/2005                               $9.14              0
    1/1/2006 to 12/31/2006              $9.14            $8.75              0
    1/1/2007 to 12/31/2007              $8.75            $7.50              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2005 to 12/31/2005                              $11.04              0
    1/1/2006 to 12/31/2006             $11.04           $11.23              0
    1/1/2007 to 12/31/2007             $11.23           $14.00              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2005 to 12/31/2005                              $10.60              0
    1/1/2006 to 12/31/2006             $10.60           $11.55              0
    1/1/2007 to 12/31/2007             $11.55           $11.31              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2005 to 12/31/2005                              $10.76              0
    1/1/2006 to 12/31/2006             $10.76           $10.85              0
    1/1/2007 to 12/31/2007             $10.85           $11.76              0
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2005 to 12/31/2005                              $11.38              0
    1/1/2006 to 12/31/2006             $11.38           $12.22              0
    1/1/2007 to 12/31/2007             $12.22           $12.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2005 to 12/31/2005                              $10.30              0
    1/1/2006 to 12/31/2006             $10.30           $11.73              0
    1/1/2007 to 12/31/2007             $11.73           $10.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2005 to 12/31/2005                              $10.48              0
    1/1/2006 to 12/31/2006             $10.48           $11.05              0
    1/1/2007 to 12/31/2007             $11.05           $11.15              0
---------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2005 to 12/31/2005                              $10.66              0
    1/1/2006 to 12/31/2006             $10.66           $13.03              0
    1/1/2007 to 12/31/2007             $13.03           $10.97              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2005 to 12/31/2005                                          $10.54              0
    1/1/2006 to 12/31/2006                         $10.54            $9.76              0
    1/1/2007 to 12/31/2007                          $9.76           $10.43              0
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2005 to 12/31/2005                                           $9.08              0
    1/1/2006 to 12/31/2006                          $9.08            $9.71              0
    1/1/2007 to 12/31/2007                          $9.71            $8.92              0
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2005 to 12/31/2005                                          $10.47              0
    1/1/2006 to 12/31/2006                         $10.47           $11.12              0
    1/1/2007 to 12/31/2007                         $11.12           $11.35              0
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2005 to 12/31/2005                                           $9.74              0
    1/1/2006 to 12/31/2006                          $9.74            $9.83              0
    1/1/2007 to 12/31/2007                          $9.83           $10.07              0
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2005 to 12/31/2005                                          $10.83              0
    1/1/2006 to 12/31/2006                         $10.83           $14.54              0
    1/1/2007 to 12/31/2007                         $14.54           $15.99              0
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2005 to 12/31/2005                                          $10.43              0
    1/1/2006 to 12/31/2006                         $10.43           $11.29              0
    1/1/2007 to 12/31/2007                         $11.29           $11.98              0
---------------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2005 to 12/31/2005                                          $10.75              0
    1/1/2006 to 12/31/2006                         $10.75           $11.35              0
    1/1/2007 to 12/31/2007                         $11.35           $13.40              0
---------------------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2005 to 12/31/2005                                          $10.48              0
    1/1/2006 to 12/31/2006                         $10.48           $10.46              0
    1/1/2007 to 12/31/2007                         $10.46           $10.57              0
---------------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2005 to 12/31/2005                                           $9.53              0
    1/1/2006 to 12/31/2006                          $9.53           $11.61              0
    1/1/2007 to 12/31/2007                         $11.61           $11.33              0
---------------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2005 to 12/31/2005                                           $9.67              0
    1/1/2006 to 12/31/2006                          $9.67           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $10.87              0
---------------------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2005 to 12/31/2005                                          $11.11              0
    1/1/2006 to 12/31/2006                         $11.11           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $12.71              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2005 to 12/31/2005                                           $9.98              0
    1/1/2006 to 12/31/2006                          $9.98           $10.56              0
    1/1/2007 to 12/31/2007                         $10.56           $10.96              0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2005 to 12/31/2005                                            $10.20                 0
    1/1/2006 to 12/31/2006                           $10.20           $11.74                 0
    1/1/2007 to 12/31/2007                           $11.74           $11.40                 0
-----------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2005 to 12/31/2005                                             $8.94                 0
    1/1/2006 to 12/31/2006                            $8.94            $8.36                 0
    1/1/2007 to 12/31/2007                            $8.36            $7.87                 0
-----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2005 to 12/31/2005                                             $9.17                 0
    1/1/2006 to 12/31/2006                            $9.17            $7.84                 0
    1/1/2007 to 12/31/2007                            $7.84            $7.95                 0
-----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2005 to 12/31/2005                                            $11.18                 0
    1/1/2006 to 12/31/2006                           $11.18           $13.12                 0
    1/1/2007 to 12/31/2007                           $13.12           $15.22                 0
-----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                             $9.99                 0
    1/1/2006 to 12/31/2006                            $9.99           $11.21                 0
    1/1/2007 to 12/31/2007                           $11.21           $11.91                 0
-----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.00                 0
    1/1/2006 to 12/31/2006                           $10.00           $11.02             2,672
    1/1/2007 to 12/31/2007                           $11.02           $11.73            10,225
-----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.01                 0
    1/1/2006 to 12/31/2006                           $10.01           $10.85            18,249
    1/1/2007 to 12/31/2007                           $10.85           $11.49            19,931
-----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.02                 0
    1/1/2006 to 12/31/2006                           $10.02           $10.74                 0
    1/1/2007 to 12/31/2007                           $10.74           $11.36             4,610
-----------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                            $10.03                 0
    1/1/2006 to 12/31/2006                           $10.03           $10.50                 0
    1/1/2007 to 12/31/2007                           $10.50           $11.07                 0
-----------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.54                 0
    1/1/2007 to 12/31/2007                           $10.54           $11.20             7,920
-----------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.47                 0
    1/1/2007 to 12/31/2007                           $10.47           $11.02             5,264
-----------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006* to 12/31/2006                         $10.00           $10.37                 0
    1/1/2007 to 12/31/2007                           $10.37           $11.20             5,929
-----------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $11.49                 0
-----------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $10.02                 0
-----------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                        $10.00           $10.17                 0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.15              0
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98              0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.96              0


 *  Denotes the start date of these sub-accounts.


                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                           $8.56           2,569,506
    1/1/2003 to 12/31/2003                          $8.56           $11.00           2,415,394
    1/1/2004 to 12/31/2004                         $11.00           $12.67           3,227,381
    1/1/2005 to 12/31/2005                         $12.67           $13.84           5,621,836
    1/1/2006 to 12/31/2006                         $13.84           $16.71           4,715,269
    1/1/2007 to 12/31/2007                         $16.71           $17.98           4,504,935
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                           $9.72             835,523
    1/1/2003 to 12/31/2003                          $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                         $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                         $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                         $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                         $20.87           $24.43           8,347,423
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                           $8.19             269,995
    1/1/2003 to 12/31/2003                          $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                         $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                         $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                         $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                         $18.00           $20.85           4,044,519
---------------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2002 to 12/31/2002                                           $9.04             969,509
    1/1/2003 to 12/31/2003                          $9.04           $11.30           1,393,001
    1/1/2004 to 12/31/2004                         $11.30           $13.16           2,276,801
    1/1/2005 to 12/31/2005                         $13.16           $13.92           1,907,776
    1/1/2006 to 12/31/2006                         $13.92           $17.02           2,905,252
    1/1/2007 to 12/31/2007                         $17.02           $18.31           2,119,181
---------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                           $6.92           1,970,250
    1/1/2003 to 12/31/2003                          $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                          $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                          $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                          $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                         $10.01           $10.55           1,740,242

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.67             639,695
    1/1/2003 to 12/31/2003                   $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                  $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                  $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                  $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                  $12.53           $14.63           1,215,825
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                    $7.64           1,255,415
    1/1/2003 to 12/31/2003                   $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                  $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                  $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                  $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                  $18.43           $20.16           4,026,646
--------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.26           1,492,775
    1/1/2003 to 12/31/2003                   $9.26           $12.85           1,504,296
    1/1/2004 to 12/31/2004                  $12.85           $15.19           1,541,896
    1/1/2005 to 12/31/2005                  $15.19           $15.68           1,243,642
    1/1/2006 to 12/31/2006                  $15.68           $18.08           1,000,596
    1/1/2007 to 12/31/2007                  $18.08           $16.87             758,170
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.30           6,141,523
    1/1/2003 to 12/31/2003                   $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                  $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                  $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                  $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                  $17.61           $16.34           8,130,632
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2002 to 12/31/2002                                    $7.66             423,387
    1/1/2003 to 12/31/2003                   $7.66           $10.81           1,134,865
    1/1/2004 to 12/31/2004                  $10.81           $12.99           2,143,020
    1/1/2005 to 12/31/2005                  $12.99           $12.92           2,106,236
    1/1/2006 to 12/31/2006                  $12.92           $15.25           1,874,276
    1/1/2007 to 12/31/2007                  $15.25           $12.33           1,578,237
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.97           1,273,118
    1/1/2003 to 12/31/2003                   $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                  $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                  $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                  $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                  $12.71           $14.92           3,918,725
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.41           2,175,250
    1/1/2003 to 12/31/2003                   $7.41            $9.51           3,415,318
    1/1/2004 to 12/31/2004                   $9.51           $10.86           4,715,301
    1/1/2005 to 12/31/2005                  $10.86           $12.12           5,728,446
    1/1/2006 to 12/31/2006                  $12.12           $13.59           5,378,198
    1/1/2007 to 12/31/2007                  $13.59           $16.34           6,560,811

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.96           5,118,558
    1/1/2003 to 12/31/2003                   $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                  $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                  $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                  $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                  $17.42           $17.67           8,191,847
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2002 to 12/31/2002                                    $6.80             658,419
    1/1/2003 to 12/31/2003                   $6.80            $9.07           2,002,166
    1/1/2004 to 12/31/2004                   $9.07            $9.67           1,798,457
    1/1/2005 to 12/2/2005                    $9.67           $11.10                   0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.17           1,200,225
    1/1/2003 to 12/31/2003                   $8.17           $10.91           2,513,413
    1/1/2004 to 12/31/2004                  $10.91           $12.38           2,587,064
    1/1/2005 to 12/31/2005                  $12.38           $12.83           1,988,252
    1/1/2006 to 12/31/2006                  $12.83           $14.42           1,907,063
    1/1/2007 to 12/31/2007                  $14.42           $14.57           1,540,522
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2002 to 12/31/2002                                    $9.59             724,670
    1/1/2003 to 12/31/2003                   $9.59           $12.59           2,011,627
    1/1/2004 to 12/31/2004                  $12.59           $16.25           2,040,188
    1/1/2005 to 12/31/2005                  $16.25           $21.00           3,677,614
    1/1/2006 to 12/31/2006                  $21.00           $23.93           2,942,718
    1/1/2007 to 12/31/2007                  $23.93           $33.07           3,950,105
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.46           1,869,353
    1/1/2003 to 12/31/2003                   $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                   $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                   $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                  $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                  $11.23           $11.96           5,137,246
--------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                    $7.58           2,930,432
    1/1/2003 to 12/31/2003                   $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                   $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                   $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                  $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                  $11.25           $12.73           3,902,210
--------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                    $8.32          10,144,317
    1/1/2003 to 12/31/2003                   $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                  $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                  $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                  $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                  $13.59           $15.36          23,963,028
--------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2002 to 12/31/2002                                    $7.67           1,349,939
    1/1/2003 to 12/31/2003                   $7.67            $9.45           2,053,023
    1/1/2004 to 12/31/2004                   $9.45            $9.64           2,785,100
    1/1/2005 to 12/31/2005                   $9.64            $9.80           2,531,900
    1/1/2006 to 12/31/2006                   $9.80           $10.60           2,498,654
    1/1/2007 to 12/31/2007                  $10.60           $11.88           2,806,534

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2002 to 12/31/2002                                       $8.66             664,649
    1/1/2003 to 12/31/2003                      $8.66           $10.78           1,072,256
    1/1/2004 to 12/31/2004                     $10.78           $12.53           2,351,197
    1/1/2005 to 12/31/2005                     $12.53           $13.47           2,585,881
    1/1/2006 to 12/31/2006                     $13.47           $16.13           4,397,725
    1/1/2007 to 12/31/2007                     $16.13           $16.05           3,751,417
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2002 to 12/31/2002                                       $7.99             965,912
    1/1/2003 to 12/31/2003                      $7.99            $9.91           1,387,072
    1/1/2004 to 12/31/2004                      $9.91           $10.72           1,620,391
    1/1/2005 to 12/2/2005                      $10.72           $11.86                   0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                       $8.76           6,005,922
    1/1/2003 to 12/31/2003                      $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                     $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                     $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                     $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                     $15.34           $14.55           4,469,636
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2002 to 12/31/2002                                      $10.08           1,563,489
    1/1/2003 to 12/31/2003                     $10.08           $13.63           3,097,315
    1/1/2004 to 12/31/2004                     $13.63           $18.49           4,080,179
    1/1/2005 to 12/31/2005                     $18.49           $20.88           3,749,124
    1/1/2006 to 12/31/2006                     $20.88           $28.08           3,925,105
    1/1/2007 to 12/31/2007                     $28.08           $22.11           2,254,421
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2002 to 12/31/2002                                       $8.17           3,662,406
    1/1/2003 to 12/31/2003                      $8.17           $10.23           5,442,511
    1/1/2004 to 12/31/2004                     $10.23           $11.07           6,845,369
    1/1/2005 to 12/31/2005                     $11.07           $11.27           6,774,078
    1/1/2006 to 12/31/2006                     $11.27           $12.48           6,255,253
    1/1/2007 to 12/31/2007                     $12.48           $12.53           5,371,782
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2002 to 12/31/2002                                       $8.25           1,751,136
    1/1/2003 to 12/31/2003                      $8.25           $10.45           2,115,438
    1/1/2004 to 12/31/2004                     $10.45           $11.57           4,670,846
    1/1/2005 to 12/31/2005                     $11.57           $11.90           4,205,655
    1/1/2006 to 12/31/2006                     $11.90           $13.68           3,984,557
    1/1/2007 to 12/31/2007                     $13.68           $13.44           3,435,528
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                       $8.06           6,667,373
    1/1/2003 to 12/31/2003                      $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                     $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                     $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                     $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                     $13.62           $14.08          19,997,748
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                       $8.34           2,110,071
    1/1/2003 to 12/31/2003                      $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                      $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                     $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                     $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                     $13.62           $13.00           4,973,375

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2002 to 12/31/2002                                                 $8.71             847,517
    1/1/2003 to 12/31/2003                                $8.71           $10.24             898,161
    1/1/2004 to 12/31/2004                               $10.24           $11.19           1,061,887
    1/1/2005 to 12/31/2005                               $11.19           $11.77           1,055,033
    1/1/2006 to 12/31/2006                               $11.77           $12.86           1,120,866
    1/1/2007 to 12/31/2007                               $12.86           $12.90           2,745,236
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2002 to 12/31/2002                                                 $9.14           1,126,058
    1/1/2003 to 12/31/2003                                $9.14           $10.69           2,045,205
    1/1/2004 to 12/31/2004                               $10.69           $11.46           2,335,598
    1/1/2005 to 12/31/2005                               $11.46           $11.79           2,294,531
    1/1/2006 to 12/31/2006                               $11.79           $12.72           2,165,859
    1/1/2007 to 12/31/2007                               $12.72           $13.62           2,277,264
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2002 to 12/31/2002                                                 $9.09             921,329
    1/1/2003 to 12/31/2003                                $9.09           $11.09           2,243,566
    1/1/2004 to 12/31/2004                               $11.09           $12.13           3,551,315
    1/1/2005 to 12/31/2005                               $12.13           $12.49           4,192,626
    1/1/2006 to 12/31/2006                               $12.49           $13.82           4,776,442
    1/1/2007 to 12/31/2007                               $13.82           $14.45           6,387,795
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                                $11.34           1,739,313
    1/1/2003 to 12/31/2003                               $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                               $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                               $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                               $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                               $13.21           $14.24           6,452,566
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2002 to 12/31/2002                                                 $9.71           5,592,940
    1/1/2003 to 12/31/2003                                $9.71           $11.61          12,201,163
    1/1/2004 to 12/31/2004                               $11.61           $12.69          13,717,128
    1/1/2005 to 12/31/2005                               $12.69           $12.62           9,658,908
    1/1/2006 to 12/31/2006                               $12.62           $13.70           9,653,937
    1/1/2007 to 12/31/2007                               $13.70           $13.80           6,461,538
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                                 $9.94           4,146,530
    1/1/2003 to 12/31/2003                                $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                               $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                               $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                               $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                               $13.17           $13.74           8,365,789
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                                $10.57          20,544,075
    1/1/2003 to 12/31/2003                               $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                               $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                               $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                               $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                               $11.63           $12.39          21,645,194

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
                                                 Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                              $10.34          11,274,642
    1/1/2003 to 12/31/2003                             $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                             $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                             $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                             $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                             $10.76           $11.31          20,392,150
-------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                               $9.96          36,255,772
    1/1/2003 to 12/31/2003                              $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                              $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                              $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                              $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                             $10.16           $10.48          56,111,128
-------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2002 to 12/31/2002                                               $8.66             283,466
    1/1/2003 to 12/31/2003                              $8.66           $13.60           1,763,660
    1/1/2004 to 12/31/2004                             $13.60           $16.02           2,103,950
    1/1/2005 to 12/31/2005                             $16.02           $20.72           3,395,891
    1/1/2006 to 12/31/2006                             $20.72           $27.43           2,835,328
    1/1/2007 to 12/31/2007                             $27.43           $38.71           3,344,620
-------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2002 to 12/31/2002                                               $8.25             196,720
    1/1/2003 to 12/31/2003                              $8.25           $10.23             314,757
    1/1/2004 to 12/31/2004                             $10.23           $11.18             590,808
    1/1/2005 to 12/31/2005                             $11.18           $11.59             534,649
    1/1/2006 to 12/31/2006                             $11.59           $13.51             582,613
    1/1/2007 to 12/31/2007                             $13.51           $13.66             497,296
-------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2002 to 12/31/2002                                               $7.09             543,762
    1/1/2003 to 12/31/2003                              $7.09            $9.61             889,464
    1/1/2004 to 12/31/2004                              $9.61           $10.72             668,032
    1/1/2005 to 12/31/2005                             $10.72           $11.67             602,064
    1/1/2006 to 12/31/2006                             $11.67           $13.33             605,730
    1/1/2007 to 12/31/2007                             $13.33           $14.70             631,476
-------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2002 to 12/31/2002                                               $5.50             293,307
    1/1/2003 to 12/31/2003                              $5.50            $7.87             578,651
    1/1/2004 to 12/31/2004                              $7.87            $8.09             512,424
    1/1/2005 to 12/31/2005                              $8.09            $8.13             453,391
    1/1/2006 to 12/31/2006                              $8.13            $8.84             513,442
    1/1/2007 to 12/31/2007                              $8.84            $9.36             630,739
-------------------------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2002 to 12/31/2002                                               $8.00             475,873
    1/1/2003 to 12/31/2003                              $8.00           $10.05             698,364
    1/1/2004 to 12/31/2004                             $10.05           $10.64             937,586
    1/1/2005 to 12/31/2005                             $10.64           $11.31           1,131,375
    1/1/2006 to 12/31/2006                             $11.31           $11.71           1,250,782
    1/1/2007 to 12/31/2007                             $11.71           $12.88           1,163,277

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2002 to 12/31/2002                                 $8.76            366,258
    1/1/2003 to 12/31/2003                $8.76           $11.17            607,265
    1/1/2004 to 12/31/2004               $11.17           $11.94            585,185
    1/1/2005 to 12/31/2005               $11.94           $12.43          1,042,992
    1/1/2006 to 12/31/2006               $12.43           $14.24            778,674
    1/1/2007 to 12/31/2007               $14.24           $10.89            465,175
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                 $8.15            113,389
    1/1/2003 to 12/31/2003                $8.15           $11.65            189,143
    1/1/2004 to 12/31/2004               $11.65           $13.66            414,631
    1/1/2005 to 12/31/2005               $13.66           $15.59            689,816
    1/1/2006 to 12/31/2006               $15.59           $18.88          1,081,552
    1/1/2007 to 12/31/2007               $18.88           $21.35          1,401,663
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2002 to 12/31/2002                                 $7.44            127,728
    1/1/2003 to 12/31/2003                $7.44           $11.12            815,621
    1/1/2004 to 12/31/2004               $11.12           $11.58            702,642
    1/1/2005 to 4/15/2005                $11.58           $10.31                  0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                 $7.78             39,943
    1/1/2003 to 12/31/2003                $7.78           $10.71            404,789
    1/1/2004 to 12/31/2004               $10.71           $11.29            570,123
    1/1/2005 to 12/31/2005               $11.29           $11.53            281,775
    1/1/2006 to 12/31/2006               $11.53           $12.03            241,307
    1/1/2007 to 12/31/2007               $12.03           $13.24            249,298
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2002 to 12/31/2002                                    --                 --
    1/1/2003 to 12/31/2003                   --               --                 --
    1/1/2004 to 12/31/2004                   --               --                 --
    1/1/2005 to 12/31/2005                   --           $11.44            606,614
    1/1/2006 to 12/31/2006               $11.44           $12.49            553,827
    1/1/2007 to 12/31/2007               $12.49           $13.64            604,401
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2002 to 12/31/2002                                 $7.93            292,396
    1/1/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    1/1/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    1/1/2005 to 12/31/2005               $12.17           $12.94          1,133,421
    1/1/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    1/1/2007 to 12/31/2007               $14.95           $16.85          1,487,885
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2002 to 12/31/2002                                 $7.75            281,993
    1/1/2003 to 12/31/2003                $7.75           $12.57            942,605
    1/1/2004 to 12/31/2004               $12.57           $12.30            896,010
    1/1/2005 to 12/31/2005               $12.30           $14.45          1,723,105
    1/1/2006 to 12/31/2006               $14.45           $19.80          3,073,769
    1/1/2007 to 12/31/2007               $19.80           $28.77          2,473,589
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2002 to 12/31/2002                                 $7.24             65,845
    1/1/2003 to 12/31/2003                $7.24            $9.03            426,718
    1/1/2004 to 12/31/2004                $9.03            $9.55            710,879
    1/1/2005 to 12/31/2005                $9.55           $13.31          3,413,955
    1/1/2006 to 12/31/2006               $13.31           $14.51          1,650,266
    1/1/2007 to 12/31/2007               $14.51           $12.85            552,230

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2002 to 12/31/2002                            $8.56            101,136
    1/1/2003 to 12/31/2003           $8.56           $10.90             93,067
    1/1/2004 to 12/31/2004          $10.90           $11.98            229,711
    1/1/2005 to 12/31/2005          $11.98           $11.77            351,876
    1/1/2006 to 12/31/2006          $11.77           $13.35            402,883
    1/1/2007 to 12/31/2007          $13.35            $9.55            389,926
------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2002 to 12/31/2002                            $8.46             76,331
    1/1/2003 to 12/31/2003           $8.46           $10.95          1,512,864
    1/1/2004 to 12/31/2004          $10.95           $11.87            529,237
    1/1/2005 to 12/31/2005          $11.87           $11.96            681,692
    1/1/2006 to 12/31/2006          $11.96           $13.58            779,466
    1/1/2007 to 12/31/2007          $13.58           $17.45          2,684,333
------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2002 to 12/31/2002                            $7.09            130,082
    1/1/2003 to 12/31/2003           $7.09            $9.75            208,971
    1/1/2004 to 12/31/2004           $9.75           $10.52            757,678
    1/1/2005 to 12/31/2005          $10.52           $12.34            697,686
    1/1/2006 to 12/31/2006          $12.34           $11.64            393,923
    1/1/2007 to 12/31/2007          $11.64           $11.31            609,746
------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2002 to 12/31/2002                            $7.25            128,022
    1/1/2003 to 12/31/2003           $7.25            $9.04            136,269
    1/1/2004 to 12/31/2004           $9.04            $9.56            430,620
    1/1/2005 to 12/31/2005           $9.56            $8.97             86,431
    1/1/2006 to 12/31/2006           $8.97            $9.88            192,639
    1/1/2007 to 12/31/2007           $9.88            $8.91             67,292
------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2002 to 12/31/2002                            $8.28            148,446
    1/1/2003 to 12/31/2003           $8.28            $9.64             58,425
    1/1/2004 to 12/31/2004           $9.64           $10.36            369,007
    1/1/2005 to 12/31/2005          $10.36           $10.15            161,037
    1/1/2006 to 12/31/2006          $10.15           $11.25            548,567
    1/1/2007 to 12/31/2007          $11.25           $11.90            715,235
------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2002 to 12/31/2002                            $8.71            299,833
    1/1/2003 to 12/31/2003           $8.71           $10.48          1,225,844
    1/1/2004 to 12/31/2004          $10.48           $13.33          1,856,882
    1/1/2005 to 12/31/2005          $13.33           $17.22          2,573,776
    1/1/2006 to 12/31/2006          $17.22           $20.43          2,251,126
    1/1/2007 to 12/31/2007          $20.43           $26.61          2,322,451
------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2002 to 12/31/2002                            $8.85            221,377
    1/1/2003 to 12/31/2003           $8.85           $11.23            398,159
    1/1/2004 to 12/31/2004          $11.23           $12.19            553,342
    1/1/2005 to 12/31/2005          $12.19           $12.46            616,873
    1/1/2006 to 12/31/2006          $12.46           $14.38            913,872
    1/1/2007 to 12/31/2007          $14.38           $11.44            498,292

                                                                     Number of
                                 Accumulation     Accumulation      Accumulation
                                 Unit Value at    Unit Value at Units Outstanding at
                              Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2002 to 12/31/2002                            $7.94            388,508
    1/1/2003 to 12/31/2003           $7.94            $9.17            707,449
    1/1/2004 to 12/31/2004           $9.17            $9.23          1,318,525
    1/1/2005 to 12/31/2005           $9.23            $9.63          2,175,821
    1/1/2006 to 12/31/2006           $9.63            $9.96          2,106,409
    1/1/2007 to 12/31/2007           $9.96           $10.44          2,120,859
------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2002 to 12/31/2002                            $7.93             12,642
    1/1/2003 to 12/31/2003           $7.93           $10.01            318,339
    1/1/2004 to 12/31/2004          $10.01           $11.15            253,411
    1/1/2005 to 12/31/2005          $11.15           $11.23            211,677
    1/1/2006 to 12/31/2006          $11.23           $12.33            242,684
    1/1/2007 to 12/31/2007          $12.33           $13.55            708,921
------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2002 to 12/31/2002                            $8.57            306,572
    1/1/2003 to 12/31/2003           $8.57           $15.00            206,876
    1/1/2004 to 12/31/2004          $15.00           $17.89            992,879
    1/1/2005 to 12/31/2005          $17.89           $18.90            467,320
    1/1/2006 to 12/31/2006          $18.90           $18.84            200,072
    1/1/2007 to 12/31/2007          $18.84           $20.42            435,015
------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2002 to 12/31/2002                            $8.56            136,559
    1/1/2003 to 12/31/2003           $8.56            $8.89            266,978
    1/1/2004 to 12/31/2004           $8.89            $7.93            527,336
    1/1/2005 to 12/31/2005           $7.93            $7.51            515,768
    1/1/2006 to 12/31/2006           $7.51            $8.28            716,678
    1/1/2007 to 12/31/2007           $8.28            $8.33            492,538
------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2002 to 12/31/2002                            $9.70          1,175,651
    1/1/2003 to 12/31/2003           $9.70           $13.29          1,329,806
    1/1/2004 to 12/31/2004          $13.29           $11.77          1,479,384
    1/1/2005 to 12/31/2005          $11.77           $14.62          2,426,530
    1/1/2006 to 12/31/2006          $14.62           $15.44          2,487,596
    1/1/2007 to 12/31/2007          $15.44           $18.60          3,177,702
------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2002 to 12/31/2002                            $9.86            441,318
    1/1/2003 to 12/31/2003           $9.86           $12.91            462,906
    1/1/2004 to 12/31/2004          $12.91           $16.15          1,816,706
    1/1/2005 to 12/31/2005          $16.15           $16.96            501,989
    1/1/2006 to 12/31/2006          $16.96           $22.10            926,728
    1/1/2007 to 12/31/2007          $22.10           $17.47            505,436
------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2002 to 12/31/2002                            $5.14             93,241
    1/1/2003 to 12/31/2003           $5.14            $9.51            423,958
    1/1/2004 to 12/31/2004           $9.51            $7.15            694,352
    1/1/2005 to 12/31/2005           $7.15            $7.64            746,085
    1/1/2006 to 12/31/2006           $7.64            $6.98            339,250
    1/1/2007 to 12/31/2007           $6.98            $7.35            272,048

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2002 to 12/31/2002                             $6.03            254,131
    1/1/2003 to 12/31/2003            $6.03            $8.66            497,972
    1/1/2004 to 12/31/2004            $8.66            $8.48            727,580
    1/1/2005 to 12/31/2005            $8.48            $8.45            577,739
    1/1/2006 to 12/31/2006            $8.45            $8.98            673,628
    1/1/2007 to 12/31/2007            $8.98           $10.10          1,668,456
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2002 to 12/31/2002                             $7.15            272,408
    1/1/2003 to 12/31/2003            $7.15            $7.21            398,350
    1/1/2004 to 12/31/2004            $7.21            $8.19            460,848
    1/1/2005 to 12/31/2005            $8.19            $7.52            456,586
    1/1/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    1/1/2007 to 12/31/2007            $9.93           $10.59          1,098,402
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2002 to 12/31/2002                             $7.83            521,419
    1/1/2003 to 12/31/2003            $7.83            $9.34            618,427
    1/1/2004 to 12/31/2004            $9.34           $11.13          1,060,939
    1/1/2005 to 12/31/2005           $11.13           $12.37          1,996,877
    1/1/2006 to 12/31/2006           $12.37           $14.51          2,195,309
    1/1/2007 to 12/31/2007           $14.51           $16.52          3,808,582
-------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2002 to 12/31/2002                             $7.97            954,792
    1/1/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    1/1/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    1/1/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    1/1/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    1/1/2007 to 12/31/2007           $11.90           $12.12          4,013,033
-------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2002 to 12/31/2002                            $11.38          1,532,543
    1/1/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    1/1/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    1/1/2005 to 12/31/2005            $7.45            $7.23          2,169,662
    1/1/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    1/1/2007 to 12/31/2007            $6.57            $6.50          1,722,065
-------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2002 to 12/31/2002                             $6.78            297,435
    1/1/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    1/1/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    1/1/2005 to 12/31/2005           $11.76           $11.87          1,158,025
    1/1/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    1/1/2007 to 12/31/2007           $14.36           $14.24          1,964,725
-------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
    1/1/2002 to 12/31/2002                             $6.45          1,346,852
    1/1/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    1/1/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    1/1/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    1/1/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    1/1/2007 to 12/31/2007           $10.16           $11.76          2,265,084

                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2002 to 12/31/2002                                 $11.00            433,181
    1/1/2003 to 12/31/2003                $11.00            $6.78          1,535,439
    1/1/2004 to 12/31/2004                 $6.78            $5.93            908,064
    1/1/2005 to 12/31/2005                 $5.93            $5.88          2,494,112
    1/1/2006 to 12/31/2006                 $5.88            $5.70          1,891,265
    1/1/2007 to 12/31/2007                 $5.70            $4.96            860,024
------------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2002 to 12/31/2002                                  $3.53          1,003,123
    1/1/2003 to 12/31/2003                 $3.53            $7.03          3,410,589
    1/1/2004 to 12/31/2004                 $7.03            $7.89          6,592,447
    1/1/2005 to 12/31/2005                 $7.89            $7.47          4,740,165
    1/1/2006 to 12/31/2006                 $7.47            $7.70          2,319,572
    1/1/2007 to 12/31/2007                 $7.70            $9.73          4,024,405
------------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
 formerly, ProFund VP Mid-Cap Value
    1/1/2002 to 12/31/2002                                  $7.66            438,387
    1/1/2003 to 12/31/2003                 $7.66           $10.23          1,455,513
    1/1/2004 to 12/31/2004                $10.23           $11.67          2,632,869
    1/1/2005 to 12/31/2005                $11.67           $12.49          2,164,543
    1/1/2006 to 12/31/2006                $12.49           $13.80          1,978,580
    1/1/2007 to 12/31/2007                $13.80           $13.70          1,436,105
------------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2002 to 12/31/2002                                  $7.70            439,054
    1/1/2003 to 12/31/2003                 $7.70            $9.69          1,009,867
    1/1/2004 to 12/31/2004                 $9.69           $10.58          2,220,901
    1/1/2005 to 12/31/2005                $10.58           $11.58          5,059,311
    1/1/2006 to 12/31/2006                $11.58           $11.84          1,594,539
    1/1/2007 to 12/31/2007                $11.84           $13.01          2,101,505
------------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2002 to 12/31/2002                                  $5.71            477,953
    1/1/2003 to 12/31/2003                 $5.71            $9.55          1,112,311
    1/1/2004 to 12/31/2004                 $9.55           $11.99          3,106,849
    1/1/2005 to 12/31/2005                $11.99           $13.91          1,935,487
    1/1/2006 to 12/31/2006                $13.91           $15.14          1,588,771
    1/1/2007 to 12/31/2007                $15.14           $15.77          1,072,846
------------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2002 to 12/31/2002                                  $7.09            994,778
    1/1/2003 to 12/31/2003                 $7.09            $9.39          5,144,632
    1/1/2004 to 12/31/2004                 $9.39           $11.10          4,088,760
    1/1/2005 to 12/31/2005                $11.10           $11.35          1,398,442
    1/1/2006 to 12/31/2006                $11.35           $13.11          2,446,357
    1/1/2007 to 12/31/2007                $13.11           $11.96            714,107
------------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2002 to 12/31/2002                                  $7.69            772,260
    1/1/2003 to 12/31/2003                 $7.69           $10.16          3,868,951
    1/1/2004 to 12/31/2004                $10.16           $11.98          4,677,820
    1/1/2005 to 12/31/2005                $11.98           $12.67          4,579,887
    1/1/2006 to 12/31/2006                $12.67           $13.54          1,643,633
    1/1/2007 to 12/31/2007                $13.54           $13.85            676,467

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2002 to 12/31/2002                                           $6.14            212,085
    1/1/2003 to 12/31/2003                          $6.14           $12.04          1,702,558
    1/1/2004 to 12/31/2004                         $12.04           $15.52          5,098,565
    1/1/2005 to 12/31/2005                         $15.52           $15.23            816,755
    1/1/2006 to 12/31/2006                         $15.23           $18.87          1,580,595
    1/1/2007 to 12/31/2007                         $18.87           $16.11            527,856
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2002 to 12/31/2002                                          $11.56          2,486,854
    1/1/2003 to 12/31/2003                         $11.56           $11.08            731,470
    1/1/2004 to 12/31/2004                         $11.08           $11.79          1,051,158
    1/1/2005 to 12/31/2005                         $11.79           $12.64          2,312,868
    1/1/2006 to 12/31/2006                         $12.64           $11.86            821,668
    1/1/2007 to 12/31/2007                         $11.86           $12.85          2,443,725
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2002 to 12/31/2002                                           $8.02            165,792
    1/1/2003 to 12/31/2003                          $8.02            $7.56          1,817,924
    1/1/2004 to 12/31/2004                          $7.56            $6.63          5,314,528
    1/1/2005 to 12/31/2005                          $6.63            $6.00          3,415,324
    1/1/2006 to 12/31/2006                          $6.00            $6.50          4,567,551
    1/1/2007 to 12/31/2007                          $6.50            $6.06          1,806,294
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --               --                 --
    1/1/2005 to 12/31/2005                             --           $10.56            899,141
    1/1/2006 to 12/31/2006                         $10.56           $11.38          1,207,864
    1/1/2007 to 12/31/2007                         $11.38           $11.78            898,024
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2002 to 12/31/2002                                           $6.80             19,826
    1/1/2003 to 12/31/2003                          $6.80            $9.16             66,435
    1/1/2004 to 12/31/2004                          $9.16           $10.03             91,924
    1/1/2005 to 12/31/2005                         $10.03            $9.92             87,726
    1/1/2006 to 12/31/2006                          $9.92           $10.15            100,227
    1/1/2007 to 12/31/2007                         $10.15           $10.55            106,856
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.85            311,233
    1/1/2005 to 12/31/2005                         $11.85           $12.84            590,605
    1/1/2006 to 12/31/2006                         $12.84           $17.48          1,507,757
    1/1/2007 to 12/31/2007                         $17.48           $19.49          2,078,809
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2002 to 12/31/2002                                              --                 --
    1/1/2003 to 12/31/2003                             --               --                 --
    1/1/2004 to 12/31/2004                             --           $11.32          1,777,316
    1/1/2005 to 12/31/2005                         $11.32           $11.94          2,420,873
    1/1/2006 to 12/31/2006                         $11.94           $13.10          2,772,210
    1/1/2007 to 12/31/2007                         $13.10           $14.10          2,203,754

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.66             82,809
    1/1/2005 to 12/31/2005             $10.66           $10.83            134,177
    1/1/2006 to 12/31/2006             $10.83           $11.60            199,508
    1/1/2007 to 12/31/2007             $11.60           $13.88            403,709
---------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.75            173,851
    1/1/2005 to 12/31/2005             $10.75           $11.01            304,840
    1/1/2006 to 12/31/2006             $11.01           $11.14            290,152
    1/1/2007 to 12/31/2007             $11.14           $11.42            274,858
---------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.48            155,695
    1/1/2005 to 12/31/2005             $10.48            $9.98            194,864
    1/1/2006 to 12/31/2006              $9.98           $12.32            481,064
    1/1/2007 to 12/31/2007             $12.32           $12.20            235,030
---------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --               --                 --
    1/1/2005 to 12/31/2005                 --            $9.76          1,240,527
    1/1/2006 to 12/31/2006              $9.76           $11.34          2,310,768
    1/1/2007 to 12/31/2007             $11.34           $11.28          2,000,024
---------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $12.59            389,792
    1/1/2005 to 12/31/2005             $12.59           $14.82          1,068,339
    1/1/2006 to 12/31/2006             $14.82           $15.00          1,119,827
    1/1/2007 to 12/31/2007             $15.00           $17.43          1,173,103
---------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37             72,725
    1/1/2005 to 12/31/2005             $10.37           $10.30          2,620,751
    1/1/2006 to 12/31/2006             $10.30           $11.05          2,181,106
    1/1/2007 to 12/31/2007             $11.05           $11.62          2,009,820
---------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2002 to 12/31/2002                                  --                 --
    1/1/2003 to 12/31/2003                 --               --                 --
    1/1/2004 to 12/31/2004                 --           $10.37            159,605
    1/1/2005 to 12/31/2005             $10.37           $10.51          2,141,308
    1/1/2006 to 12/31/2006             $10.51           $12.26          4,023,312
    1/1/2007 to 12/31/2007             $12.26           $12.08          1,984,257

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.70              39,360
    1/1/2005 to 12/31/2005                           $9.70            $8.64             364,782
    1/1/2006 to 12/31/2006                           $8.64            $8.18             254,207
    1/1/2007 to 12/31/2007                           $8.18            $7.82             131,223
----------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --            $9.54             136,809
    1/1/2005 to 12/31/2005                           $9.54            $9.11             220,843
    1/1/2006 to 12/31/2006                           $9.11            $7.90             560,897
    1/1/2007 to 12/31/2007                           $7.90            $8.12           1,000,449
----------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --           $10.53             269,671
    1/1/2005 to 12/31/2005                          $10.53           $12.05             672,243
    1/1/2006 to 12/31/2006                          $12.05           $14.35             742,865
    1/1/2007 to 12/31/2007                          $14.35           $16.87             828,104
----------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.00             649,829
    1/1/2006 to 12/31/2006                          $10.00           $11.38           5,212,589
    1/1/2007 to 12/31/2007                          $11.38           $12.26           8,022,912
----------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.01           2,586,012
    1/1/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    1/1/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
----------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.02           2,726,484
    1/1/2006 to 12/31/2006                          $10.02           $11.01          21,829,919
    1/1/2007 to 12/31/2007                          $11.01           $11.83          30,616,578
----------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                               --                  --
    1/1/2003 to 12/31/2003                              --               --                  --
    1/1/2004 to 12/31/2004                              --               --                  --
    1/1/2005 to 12/31/2005                              --           $10.03             685,724
    1/1/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    1/1/2007 to 12/31/2007                          $10.90           $11.70          12,873,620

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2002 to 12/31/2002                                                       --                   --
    1/1/2003 to 12/31/2003                                      --               --                   --
    1/1/2004 to 12/31/2004                                      --               --                   --
    1/1/2005 to 12/31/2005                                      --           $10.04              115,215
    1/1/2006 to 12/31/2006                                  $10.04           $10.66            3,303,256
    1/1/2007 to 12/31/2007                                  $10.66           $11.40            7,359,596
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.66         5,258,473.80
    1/1/2007 to 12/31/2007                                  $10.66           $11.48            8,525,849
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.58         3,781,525.04
    1/1/2007 to 12/31/2007                                  $10.58           $11.30            7,801,920
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.48            3,795,562
    1/1/2007 to 12/31/2007                                  $10.48           $11.49            7,899,326
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.51              120,901
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.04               74,936
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.19              157,014
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17               39,143
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.00               50,892
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98              213,630


 *  Denotes the start date of these sub-accounts.


                                     ASL II
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2005 to 12/31/2005                                          $10.53              0
    1/1/2006 to 12/31/2006                         $10.53           $12.55              0
    1/1/2007 to 12/31/2007                         $12.55           $13.32              0
---------------------------------------------------------------------------------------------------
AST International Growth
    3/14/2005* to 12/31/2005                       $11.16           $11.16              0
    1/1/2006 to 12/31/2006                         $11.16           $13.10              0
    1/1/2007 to 12/31/2007                         $13.10           $15.12              0
---------------------------------------------------------------------------------------------------
AST International Value
    3/14/2005* to 12/31/2005                       $10.59           $10.59              0
    1/1/2006 to 12/31/2006                         $10.59           $13.09              0
    1/1/2007 to 12/31/2007                         $13.09           $14.95              0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST MFS Global Equity
    1/1/2005 to 12/31/2005                                   $10.36              0
    1/1/2006 to 12/31/2006                  $10.36           $12.49              0
    1/1/2007 to 12/31/2007                  $12.49           $13.25              0
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2005 to 12/31/2005                                   $10.31              0
    1/1/2006 to 12/31/2006                  $10.31           $11.27              0
    1/1/2007 to 12/31/2007                  $11.27           $11.71              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.20              0
    1/1/2006 to 12/31/2006                  $10.20           $10.66              0
    1/1/2007 to 12/31/2007                  $10.66           $12.27              0
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2005 to 12/31/2005                                   $10.84              0
    1/1/2006 to 12/31/2006                  $10.84           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $12.80              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value
    1/1/2005 to 12/31/2005                                   $10.44              0
    1/1/2006 to 12/31/2006                  $10.44           $11.87              0
    1/1/2007 to 12/31/2007                  $11.87           $10.92              0
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2005 to 12/31/2005                                   $10.53              0
    1/1/2006 to 12/31/2006                  $10.53           $12.26              0
    1/1/2007 to 12/31/2007                  $12.26           $11.22              0
--------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value
    1/1/2005 to 12/31/2005                                    $9.90              0
    1/1/2006 to 12/31/2006                   $9.90           $11.53              0
    1/1/2007 to 12/31/2007                  $11.53            $9.19              0
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $10.46              0
    1/1/2006 to 12/31/2006                  $10.46           $10.78              0
    1/1/2007 to 12/31/2007                  $10.78           $12.48              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth
    1/1/2005 to 12/31/2005                                   $11.21              0
    1/1/2006 to 12/31/2006                  $11.21           $12.40              0
    1/1/2007 to 12/31/2007                  $12.40           $14.70              0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.76              0
    1/1/2006 to 12/31/2006                  $10.76           $11.56              0
    1/1/2007 to 12/31/2007                  $11.56           $11.57              0
--------------------------------------------------------------------------------------------
AST Alger All-Cap Growth
    1/1/2005 to 12/2/2005                                    $11.59              0
--------------------------------------------------------------------------------------------
AST Mid-Cap Value
    1/1/2005 to 12/31/2005                                   $10.24              0
    1/1/2006 to 12/31/2006                  $10.24           $11.34              0
    1/1/2007 to 12/31/2007                  $11.34           $11.31              0
--------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources
    1/1/2005 to 12/31/2005                                   $11.61              0
    1/1/2006 to 12/31/2006                  $11.61           $13.05              0
    1/1/2007 to 12/31/2007                  $13.05           $17.78              0

                                                                                Number of
                                            Accumulation     Accumulation      Accumulation
                                            Unit Value at    Unit Value at Units Outstanding at
                                         Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2005 to 12/31/2005                                      $11.98              0
    1/1/2006 to 12/31/2006                     $11.98           $12.28              0
    1/1/2007 to 12/31/2007                     $12.28           $12.89              0
-----------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2005 to 12/31/2005                                      $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $12.63              0
-----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2005 to 12/31/2005                                      $10.78              0
    1/1/2006 to 12/31/2006                     $10.78           $11.21              0
    1/1/2007 to 12/31/2007                     $11.21           $12.50              0
-----------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth
    1/1/2005 to 12/31/2005                                      $10.64              0
    1/1/2006 to 12/31/2006                     $10.64           $11.35              0
    1/1/2007 to 12/31/2007                     $11.35           $12.55              0
-----------------------------------------------------------------------------------------------
AST DeAm Large-Cap Value
    1/1/2005 to 12/31/2005                                      $10.59              0
    1/1/2006 to 12/31/2006                     $10.59           $12.51              0
    1/1/2007 to 12/31/2007                     $12.51           $12.28              0
-----------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value
    1/1/2005 to 12/2/2005                                       $11.21              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2005 to 12/31/2005                                      $10.20              0
    1/1/2006 to 12/31/2006                     $10.20           $12.00              0
    1/1/2007 to 12/31/2007                     $12.00           $11.22              0
-----------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate
    1/1/2005 to 12/31/2005                                      $11.88              0
    1/1/2006 to 12/31/2006                     $11.88           $15.76              0
    1/1/2007 to 12/31/2007                     $15.76           $12.24              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Managed Index 500
    1/1/2005 to 12/31/2005                                      $10.28              0
    1/1/2006 to 12/31/2006                     $10.28           $11.23              0
    1/1/2007 to 12/31/2007                     $11.23           $11.12              0
-----------------------------------------------------------------------------------------------
AST American Century Income & Growth
    1/1/2005 to 12/31/2005                                      $10.22              0
    1/1/2006 to 12/31/2006                     $10.22           $11.58              0
    1/1/2007 to 12/31/2007                     $11.58           $11.22              0
-----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2005 to 12/31/2005                                      $10.15              0
    1/1/2006 to 12/31/2006                     $10.15           $11.55              0
    1/1/2007 to 12/31/2007                     $11.55           $11.77              0
-----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2005 to 12/31/2005                                      $10.44              0
    1/1/2006 to 12/31/2006                     $10.44           $11.99              0
    1/1/2007 to 12/31/2007                     $11.99           $11.29              0
-----------------------------------------------------------------------------------------------
AST UBS Dynamic Alpha
 formerly, AST Global Allocation
    1/1/2005 to 12/31/2005                                      $10.50              0
    1/1/2006 to 12/31/2006                     $10.50           $11.32              0
    1/1/2007 to 12/31/2007                     $11.32           $11.20              0

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST American Century Strategic Allocation
 formerly, AST American Century Strategic Balanced
    1/1/2005 to 12/31/2005                                                $10.20              0
    1/1/2006 to 12/31/2006                               $10.20           $10.85              0
    1/1/2007 to 12/31/2007                               $10.85           $11.46              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation
    1/1/2005 to 12/31/2005                                                $10.24              0
    1/1/2006 to 12/31/2006                               $10.24           $11.17              0
    1/1/2007 to 12/31/2007                               $11.17           $11.52              0
---------------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2005 to 12/31/2005                                                 $9.34              0
    1/1/2006 to 12/31/2006                                $9.34            $9.63              0
    1/1/2007 to 12/31/2007                                $9.63           $10.24              0
---------------------------------------------------------------------------------------------------------
AST High Yield
    1/1/2005 to 12/31/2005                                                 $9.75              0
    1/1/2006 to 12/31/2006                                $9.75           $10.43              0
    1/1/2007 to 12/31/2007                               $10.43           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2005 to 12/31/2005                                                 $9.84              0
    1/1/2006 to 12/31/2006                                $9.84           $10.48              0
    1/1/2007 to 12/31/2007                               $10.48           $10.78              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2005 to 12/31/2005                                                $10.04              0
    1/1/2006 to 12/31/2006                               $10.04           $10.10              0
    1/1/2007 to 12/31/2007                               $10.10           $10.61              0
---------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2005 to 12/31/2005                                                 $9.94              0
    1/1/2006 to 12/31/2006                                $9.94           $10.01              0
    1/1/2007 to 12/31/2007                               $10.01           $10.37              0
---------------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2005 to 12/31/2005                                                 $9.99              0
    1/1/2006 to 12/31/2006                                $9.99           $10.13              0
    1/1/2007 to 12/31/2007                               $10.13           $10.31              0
---------------------------------------------------------------------------------------------------------
Gartmore NVIT Developing Markets Fund
 formerly, Gartmore GVIT Developing Markets Fund
    1/1/2005 to 12/31/2005                                                $11.93              0
    1/1/2006 to 12/31/2006                               $11.93           $15.57              0
    1/1/2007 to 12/31/2007                               $15.57           $21.67              0
---------------------------------------------------------------------------------------------------------
WFVT Advantage Equity Income
    1/1/2005 to 12/31/2005                                                $10.08              0
    1/1/2006 to 12/31/2006                               $10.08           $11.60              0
    1/1/2007 to 12/31/2007                               $11.60           $11.57              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Dynamics
    1/1/2005 to 12/31/2005                                                $10.80              0
    1/1/2006 to 12/31/2006                               $10.80           $12.16              0
    1/1/2007 to 12/31/2007                               $12.16           $13.23              0
---------------------------------------------------------------------------------------------------------
AIM V.I.--Technology
    1/1/2005 to 12/31/2005                                                $10.60              0
    1/1/2006 to 12/31/2006                               $10.60           $11.36              0
    1/1/2007 to 12/31/2007                               $11.36           $11.87              0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AIM V.I.--Health Sciences
    1/1/2005 to 12/31/2005                                $11.04              0
    1/1/2006 to 12/31/2006               $11.04           $11.27              0
    1/1/2007 to 12/31/2007               $11.27           $12.23              0
-----------------------------------------------------------------------------------------
AIM V.I.--Financial Services
    1/1/2005 to 12/31/2005                                $10.62              0
    1/1/2006 to 12/31/2006               $10.62           $12.00              0
    1/1/2007 to 12/31/2007               $12.00            $9.05              0
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2005 to 12/31/2005                                $10.88              0
    1/1/2006 to 12/31/2006               $10.88           $13.00              0
    1/1/2007 to 12/31/2007               $13.00           $14.50              0
-----------------------------------------------------------------------------------------
Evergreen VA--Special Equity
    1/1/2005 to 4/15/2005                                  $9.26              0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2005 to 12/31/2005                                $10.50              0
    1/1/2006 to 12/31/2006               $10.50           $10.79              0
    1/1/2007 to 12/31/2007               $10.79           $11.72              0
-----------------------------------------------------------------------------------------
Evergreen VA Growth Fund
    1/1/2005 to 12/31/2005                                $11.33              0
    1/1/2006 to 12/31/2006               $11.33           $12.20              0
    1/1/2007 to 12/31/2007               $12.20           $13.14              0
-----------------------------------------------------------------------------------------
ProFund VP--Europe 30
    1/1/2005 to 12/31/2005                                $10.41              0
    1/1/2006 to 12/31/2006               $10.41           $11.87              0
    1/1/2007 to 12/31/2007               $11.87           $13.19              0
-----------------------------------------------------------------------------------------
ProFund VP--Asia 30
    1/1/2005 to 12/31/2005                                $11.10              0
    1/1/2006 to 12/31/2006               $11.10           $14.99              0
    1/1/2007 to 12/31/2007               $14.99           $21.48              0
-----------------------------------------------------------------------------------------
ProFund VP--Japan
    1/1/2005 to 12/31/2005                                $13.38              0
    1/1/2006 to 12/31/2006               $13.38           $14.38              0
    1/1/2007 to 12/31/2007               $14.38           $12.56              0
-----------------------------------------------------------------------------------------
ProFund VP--Banks
    1/1/2005 to 12/31/2005                                $10.10              0
    1/1/2006 to 12/31/2006               $10.10           $11.31              0
    1/1/2007 to 12/31/2007               $11.31            $7.98              0
-----------------------------------------------------------------------------------------
ProFund VP--Basic Materials
    1/1/2005 to 12/31/2005                                 $9.48              0
    1/1/2006 to 12/31/2006                $9.48           $10.62              0
    1/1/2007 to 12/31/2007               $10.62           $13.46              0
-----------------------------------------------------------------------------------------
ProFund VP--Biotechnology
    1/1/2005 to 12/31/2005                                $13.48              0
    1/1/2006 to 12/31/2006               $13.48           $12.55              0
    1/1/2007 to 12/31/2007               $12.55           $12.03              0
-----------------------------------------------------------------------------------------
ProFund VP--Consumer Services
    1/1/2005 to 12/31/2005                                 $9.66              0
    1/1/2006 to 12/31/2006                $9.66           $10.50              0
    1/1/2007 to 12/31/2007               $10.50            $9.34              0

                                                                      Number of
                                  Accumulation     Accumulation      Accumulation
                                  Unit Value at    Unit Value at Units Outstanding at
                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------
ProFund VP--Consumer Goods
    1/1/2005 to 12/31/2005                             $9.73              0
    1/1/2006 to 12/31/2006            $9.73           $10.63              0
    1/1/2007 to 12/31/2007           $10.63           $11.09              0
-------------------------------------------------------------------------------------
ProFund VP--Oil & Gas
    1/1/2005 to 12/31/2005                            $10.92              0
    1/1/2006 to 12/31/2006           $10.92           $12.78              0
    1/1/2007 to 12/31/2007           $12.78           $16.42              0
-------------------------------------------------------------------------------------
ProFund VP--Financial
    1/1/2005 to 12/31/2005                            $10.53              0
    1/1/2006 to 12/31/2006           $10.53           $11.98              0
    1/1/2007 to 12/31/2007           $11.98            $9.40              0
-------------------------------------------------------------------------------------
ProFund VP--Healthcare
    1/1/2005 to 12/31/2005                            $10.46              0
    1/1/2006 to 12/31/2006           $10.46           $10.68              0
    1/1/2007 to 12/31/2007           $10.68           $11.04              0
-------------------------------------------------------------------------------------
ProFund VP--Industrial
    1/1/2005 to 12/31/2005                            $10.06              0
    1/1/2006 to 12/31/2006           $10.06           $10.90              0
    1/1/2007 to 12/31/2007           $10.90           $11.81              0
-------------------------------------------------------------------------------------
ProFund VP--Internet
    1/1/2005 to 12/31/2005                            $12.71              0
    1/1/2006 to 12/31/2006           $12.71           $12.50              0
    1/1/2007 to 12/31/2007           $12.50           $13.36              0
-------------------------------------------------------------------------------------
ProFund VP--Pharmaceuticals
    1/1/2005 to 12/31/2005                             $9.44              0
    1/1/2006 to 12/31/2006            $9.44           $10.27              0
    1/1/2007 to 12/31/2007           $10.27           $10.19              0
-------------------------------------------------------------------------------------
ProFund VP--Precious Metals
    1/1/2005 to 12/31/2005                            $12.00              0
    1/1/2006 to 12/31/2006           $12.00           $12.49              0
    1/1/2007 to 12/31/2007           $12.49           $14.84              0
-------------------------------------------------------------------------------------
ProFund VP--Real Estate
    1/1/2005 to 12/31/2005                            $11.17              0
    1/1/2006 to 12/31/2006           $11.17           $14.36              0
    1/1/2007 to 12/31/2007           $14.36           $11.20              0
-------------------------------------------------------------------------------------
ProFund VP--Semiconductor
    1/1/2005 to 12/31/2005                            $10.65              0
    1/1/2006 to 12/31/2006           $10.65            $9.60              0
    1/1/2007 to 12/31/2007            $9.60            $9.97              0
-------------------------------------------------------------------------------------
ProFund VP--Technology
    1/1/2005 to 12/31/2005                            $10.54              0
    1/1/2006 to 12/31/2006           $10.54           $11.05              0
    1/1/2007 to 12/31/2007           $11.05           $12.26              0
-------------------------------------------------------------------------------------
ProFund VP--Telecommunications
    1/1/2005 to 12/31/2005                             $9.74              0
    1/1/2006 to 12/31/2006            $9.74           $12.68              0
    1/1/2007 to 12/31/2007           $12.68           $13.33              0
-------------------------------------------------------------------------------------
ProFund VP--Utilities
    1/1/2005 to 12/31/2005                            $10.60              0
    1/1/2006 to 12/31/2006           $10.60           $12.26              0
    1/1/2007 to 12/31/2007           $12.26           $13.77              0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
ProFund VP--Bull
    1/1/2005 to 12/31/2005                              $10.12              0
    1/1/2006 to 12/31/2006             $10.12           $11.16              0
    1/1/2007 to 12/31/2007             $11.16           $11.21              0
---------------------------------------------------------------------------------------
ProFund VP--Bear
    1/1/2005 to 12/31/2005                               $9.54              0
    1/1/2006 to 12/31/2006              $9.54            $8.56              0
    1/1/2007 to 12/31/2007              $8.56            $8.35              0
---------------------------------------------------------------------------------------
ProFund VP--Ultra Bull
    1/1/2005 to 12/31/2005                              $10.25              0
    1/1/2006 to 12/31/2006             $10.25           $12.23              0
    1/1/2007 to 12/31/2007             $12.23           $11.96              0
---------------------------------------------------------------------------------------
ProFund VP NASDAQ-100
 formerly, ProFund VP--OTC
    1/1/2005 to 12/31/2005                              $10.55              0
    1/1/2006 to 12/31/2006             $10.55           $10.79              0
    1/1/2007 to 12/31/2007             $10.79           $12.31              0
---------------------------------------------------------------------------------------
ProFund VP Short NASDAQ-100
 formerly, ProFund VP--Short OTC
    1/1/2005 to 12/31/2005                               $9.14              0
    1/1/2006 to 12/31/2006              $9.14            $8.75              0
    1/1/2007 to 12/31/2007              $8.75            $7.50              0
---------------------------------------------------------------------------------------
ProFund VP UltraNASDAQ-100
 formerly, ProFund VP--UltraOTC
    1/1/2005 to 12/31/2005                              $11.04              0
    1/1/2006 to 12/31/2006             $11.04           $11.23              0
    1/1/2007 to 12/31/2007             $11.23           $14.00              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Value
    1/1/2005 to 12/31/2005                              $10.60              0
    1/1/2006 to 12/31/2006             $10.60           $11.55              0
    1/1/2007 to 12/31/2007             $11.55           $11.31              0
---------------------------------------------------------------------------------------
ProFund VP--Mid-Cap Growth
    1/1/2005 to 12/31/2005                              $10.76              0
    1/1/2006 to 12/31/2006             $10.76           $10.85              0
    1/1/2007 to 12/31/2007             $10.85           $11.76              0
---------------------------------------------------------------------------------------
ProFund VP--UltraMid-Cap
    1/1/2005 to 12/31/2005                              $11.38              0
    1/1/2006 to 12/31/2006             $11.38           $12.22              0
    1/1/2007 to 12/31/2007             $12.22           $12.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Value
    1/1/2005 to 12/31/2005                              $10.30              0
    1/1/2006 to 12/31/2006             $10.30           $11.73              0
    1/1/2007 to 12/31/2007             $11.73           $10.55              0
---------------------------------------------------------------------------------------
ProFund VP--Small-Cap Growth
    1/1/2005 to 12/31/2005                              $10.48              0
    1/1/2006 to 12/31/2006             $10.48           $11.05              0
    1/1/2007 to 12/31/2007             $11.05           $11.15              0
---------------------------------------------------------------------------------------
ProFund VP--UltraSmall-Cap
    1/1/2005 to 12/31/2005                              $10.66              0
    1/1/2006 to 12/31/2006             $10.66           $13.03              0
    1/1/2007 to 12/31/2007             $13.03           $10.97              0

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
ProFund VP--U.S. Government Plus
    1/1/2005 to 12/31/2005                                          $10.54              0
    1/1/2006 to 12/31/2006                         $10.54            $9.76              0
    1/1/2007 to 12/31/2007                          $9.76           $10.43              0
---------------------------------------------------------------------------------------------------
ProFund VP--Rising Rates Opportunity
    1/1/2005 to 12/31/2005                                           $9.08              0
    1/1/2006 to 12/31/2006                          $9.08            $9.71              0
    1/1/2007 to 12/31/2007                          $9.71            $8.92              0
---------------------------------------------------------------------------------------------------
Access VP High Yield
    1/1/2005 to 12/31/2005                                          $10.47              0
    1/1/2006 to 12/31/2006                         $10.47           $11.12              0
    1/1/2007 to 12/31/2007                         $11.12           $11.35              0
---------------------------------------------------------------------------------------------------
First Trust Target Focus Four Portfolio
 formerly, First Trust(R) 10 Uncommon Values
    1/1/2005 to 12/31/2005                                           $9.74              0
    1/1/2006 to 12/31/2006                          $9.74            $9.83              0
    1/1/2007 to 12/31/2007                          $9.83           $10.07              0
---------------------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
    1/1/2005 to 12/31/2005                                          $10.83              0
    1/1/2006 to 12/31/2006                         $10.83           $14.54              0
    1/1/2007 to 12/31/2007                         $14.54           $15.99              0
---------------------------------------------------------------------------------------------------
First Trust Managed VIP
    1/1/2005 to 12/31/2005                                          $10.43              0
    1/1/2006 to 12/31/2006                         $10.43           $11.29              0
    1/1/2007 to 12/31/2007                         $11.29           $11.98              0
---------------------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
    1/1/2005 to 12/31/2005                                          $10.75              0
    1/1/2006 to 12/31/2006                         $10.75           $11.35              0
    1/1/2007 to 12/31/2007                         $11.35           $13.40              0
---------------------------------------------------------------------------------------------------
First Trust S&P Target 24
    1/1/2005 to 12/31/2005                                          $10.48              0
    1/1/2006 to 12/31/2006                         $10.48           $10.46              0
    1/1/2007 to 12/31/2007                         $10.46           $10.57              0
---------------------------------------------------------------------------------------------------
First Trust The Dow Target 10
    1/1/2005 to 12/31/2005                                           $9.53              0
    1/1/2006 to 12/31/2006                          $9.53           $11.61              0
    1/1/2007 to 12/31/2007                         $11.61           $11.33              0
---------------------------------------------------------------------------------------------------
First Trust Dow Target Dividend
    1/1/2005 to 12/31/2005                                           $9.67              0
    1/1/2006 to 12/31/2006                          $9.67           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $10.87              0
---------------------------------------------------------------------------------------------------
First Trust Value Line Target 25
    1/1/2005 to 12/31/2005                                          $11.11              0
    1/1/2006 to 12/31/2006                         $11.11           $11.08              0
    1/1/2007 to 12/31/2007                         $11.08           $12.71              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Growth
    1/1/2005 to 12/31/2005                                           $9.98              0
    1/1/2006 to 12/31/2006                          $9.98           $10.56              0
    1/1/2007 to 12/31/2007                         $10.56           $10.96              0
---------------------------------------------------------------------------------------------------
Profund VP Large-Cap Value
    1/1/2005 to 12/31/2005                                          $10.20              0
    1/1/2006 to 12/31/2006                         $10.20           $11.74              0
    1/1/2007 to 12/31/2007                         $11.74           $11.40              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
                                                      Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
Profund VP Short Mid Cap
    1/1/2005 to 12/31/2005                                                    $8.94                 0
    1/1/2006 to 12/31/2006                                   $8.94            $8.36                 0
    1/1/2007 to 12/31/2007                                   $8.36            $7.87                 0
------------------------------------------------------------------------------------------------------------
Profund VP Short Small-Cap
    1/1/2005 to 12/31/2005                                                    $9.17                 0
    1/1/2006 to 12/31/2006                                   $9.17            $7.84                 0
    1/1/2007 to 12/31/2007                                   $7.84            $7.95                 0
------------------------------------------------------------------------------------------------------------
SP International Growth
    1/1/2005 to 12/31/2005                                                   $11.18                 0
    1/1/2006 to 12/31/2006                                  $11.18           $13.12                 0
    1/1/2007 to 12/31/2007                                  $13.12           $15.22                 0
------------------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                                    $9.99                 0
    1/1/2006 to 12/31/2006                                   $9.99           $11.21                 0
    1/1/2007 to 12/31/2007                                  $11.21           $11.91                 0
------------------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                                   $10.00                 0
    1/1/2006 to 12/31/2006                                  $10.00           $11.02             2,672
    1/1/2007 to 12/31/2007                                  $11.02           $11.73            10,225
------------------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                                   $10.01                 0
    1/1/2006 to 12/31/2006                                  $10.01           $10.85            18,249
    1/1/2007 to 12/31/2007                                  $10.85           $11.49            19,931
------------------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                                   $10.02                 0
    1/1/2006 to 12/31/2006                                  $10.02           $10.74                 0
    1/1/2007 to 12/31/2007                                  $10.74           $11.36             4,610
------------------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
    1/1/2005 to 12/31/2005                                                   $10.03                 0
    1/1/2006 to 12/31/2006                                  $10.03           $10.50                 0
    1/1/2007 to 12/31/2007                                  $10.50           $11.07                 0
------------------------------------------------------------------------------------------------------------
AST Advanced Strategies Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.54                 0
    1/1/2007 to 12/31/2007                                  $10.54           $11.20             7,920
------------------------------------------------------------------------------------------------------------
AST First Trust Balanced Target Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.47                 0
    1/1/2007 to 12/31/2007                                  $10.47           $11.02             5,264
------------------------------------------------------------------------------------------------------------
AST First Trust Capital Appreciation Portfolio
    3/20/2006 to 12/31/2006*                                $10.00           $10.37                 0
    1/1/2007 to 12/31/2007                                  $10.37           $11.20             5,929
------------------------------------------------------------------------------------------------------------
AST CLS Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $11.49                 0
------------------------------------------------------------------------------------------------------------
AST CLS Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.02                 0
------------------------------------------------------------------------------------------------------------
AST Horizon Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.17                 0
------------------------------------------------------------------------------------------------------------
AST Horizon Moderate Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00           $10.15                 0
------------------------------------------------------------------------------------------------------------
AST Niemann Capital Growth Asset Allocation Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.98                 0
------------------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                               $10.00            $9.96                 0


 *  Denotes the start date of these sub-accounts.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth   =     Account Value of variable       minus     Purchase Payments -
              investment options plus Interim           proportional withdrawals
                Value of Fixed Allocations
                     (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                     Growth                            =                      $75,000 - [$50,000 - $0]
                                                       =                      $25,000

                     Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                       =                      $25,000 * 0.40
                                                       =                      $10,000

                     Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                       =                      $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                     Growth                            =                      $45,000 - [$50,000 - $0]
                                                       =                      $-5,000

                     Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                                              NO BENEFIT IS PAYABLE

                     Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                       =                      $50,000


 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth              =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                             =              $90,000 - [$50,000 - $10,000]
                             =              $90,000 - $40,000
                             =              $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                             =              $50,000 * 0.40
                             =              $20,000

              Benefit Payable under Basic Death Benefit PLUS
              Enhanced Beneficiary Protection Optional Death
              Benefit

                                   =   $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value   =   $90,000 - [$90,000 * $15,000/$75,000]
                             =   $90,000 - $18,000
                             =   $72,000

 Basic Death Benefit         =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                             =   max [$80,000, $40,000]
                             =   $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value   =   $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                             =   $80,000 + $15,000 - $6,786
                             =   $88,214

 Basic Death Benefit         =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value               =   {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                             =   ($63,655 - $2,522) * 1.05
                             =   $64,190

 Highest Anniversary Value   =   $70,000 - [$70,000 * $5,000/$45,000]
                             =   $70,000 - $7,778
                             =   $62,222

 Basic Death Benefit         =   max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                             =   max [$43,000, $44,444]
                             =   $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value               =   $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                             =   $81,445 + $15,000 - $6,889
                             =   $89,556

 Highest Anniversary Value   =   $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                             =   $85,000 + $15,000 - $7,143
                             =   $92,857

 Basic Death Benefit         =   max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value   =   $90,000 - [$90,000 * $15,000/$75,000]
                       =   $90,000 - $18,000
                       =   $72,000

 Basic Death Benefit   =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                       =   max [$80,000, $40,000]
                       =   $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value   =   $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                       =   $80,000 + $15,000 - $6,786
                       =   $88,214

 Basic Death Benefit   =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                       =   max [$75,000, $60,357]
                       =   $75,000

 The Death Benefit therefore is $88,214.

             APPENDIX C - PLUS40(TM) OPTIONAL LIFE INSURANCE RIDER


 Prudential Annuities' Plus40(TM) Optional Life Insurance Rider was offered, in those states where approved, between November 18, 2002 for ASAP III, January 17, 2002 for ASL II and APEX II, and January 23, 2002 for XT6 and
 May 1, 2003. The description below of the Plus40(TM) benefit applies to those Contract Owners who purchased an Annuity during that time period and elected the Plus40(TM) benefit.

 The life insurance coverage provided under the Plus40(TM) Optional Life Insurance Rider ("Plus40(TM) rider" or the "Rider") is supported by Prudential Annuities' general account and is not subject to, or registered as a security under, either the Securities Act of 1933 or the Investment Company Act of 1940. Information about the Plus40(TM) rider is included as an Appendix to this Prospectus to help you understand the Rider and the relationship between the Rider and the value of your Annuity. It is also included because you can elect to pay for the Rider with taxable withdrawals from your Annuity. The staff of the Securities and Exchange Commission has not reviewed this information. However, the information may be subject to certain generally applicable provisions of the Federal securities laws regarding accuracy and completeness.


 The income tax-free life insurance payable to your Beneficiary(ies) under the Plus40(TM) rider is equal to 40% of the Account Value of your Annuity as of the date we receive due proof of death, subject to certain adjustments, restrictions and limitations described below.

 ELIGIBILITY
 The Plus40(TM) rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40(TM) rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40(TM) rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under Section 401 of the Internal Revenue Code ("Code").

 ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40(TM) rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40(TM) rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on those Purchase Payments as an additional amount included in the death benefit under the Rider.

   . If we apply Credits to your Annuity based on Purchase Payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40(TM) rider. However, if Credits were applied to Purchase Payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40(TM) rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40(TM) rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40(TM) rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40(TM) rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40(TM) rider is subject to a Maximum Death Benefit Amount based on the Purchase Payments applied to your Annuity. The Plus40(TM) rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40(TM) rider or similar life insurance coverage.

   . The Maximum Death Benefit Amount is 100% of the Purchase Payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If Purchase Payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such Purchase Payments.

   . The Per Life Maximum Benefit applies to Purchase Payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make Purchase Payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40(TM) riders, or similar riders issued by us, based on the combined amount of Purchase Payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40(TM) rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of Purchase Payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40(TM) rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.

 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40(TM) rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40(TM) rider death benefit may be more restrictive than any medically-related surrender provision that may be applicable to you under the Annuity.

 CHARGES FOR THE PLUS40(TM) RIDER
 The Plus40(TM) rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40(TM) rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        Percentage of
                           Attained Age Account Value
                           --------------------------
                            Age 40-75       .80%
                           --------------------------
                            Age 76-80      1.60%
                           --------------------------
                            Age 81-85      3.20%
                           --------------------------
                            Age 86-90      4.80%
                           --------------------------
                             Age 91        6.50%
                           --------------------------
                             Age 92        7.50%
                           --------------------------
                             Age 93        8.50%
                           --------------------------
                             Age 94        9.50%
                           --------------------------
                             Age 95        10.50%
                           --------------------------

 The charge for the Plus40(TM) rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a medically-related surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.

 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40(TM) rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40(TM) rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40(TM) rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40(TM) rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40(TM) rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40(TM) rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40(TM) rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40(TM) rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40(TM) rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40(TM) rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

       APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Sub-account Changes Within the Model Portfolios: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.


 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
          BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II, AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

 "Death Benefit Amount" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than Purchase Payments minus proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 50% of all Purchase Payments applied to the Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit.

 NOTE: You may not elect the Enhanced Beneficiary Protection Optional Death Benefit if you have elected any other Optional Death Benefit.

 Guaranteed Minimum Death Benefit
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 Key Terms Used with the Guaranteed Minimum Death Benefit

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

 Calculation of Guaranteed Minimum Death Benefit
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 Annuities with joint Owners
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 Annuities owned by entities
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What Are The Charges For The Optional Death Benefits?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

ADDITIONAL CALCULATIONS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.


      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.


 Example with market increase
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

             Purchase Payments              =           $50,000
             Account Value                  =           $75,000
             Basic Death Benefit            =           $75,000
             Death Benefit Amount           =           $75,000 - $50,000 = $25,000

             Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                            =           $75,000 + $12,500 = $87,500

 Examples with market decline
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less Purchase Payments reduced by proportional withdrawals.

               Purchase Payments                =             $50,000
               Account Value                    =             $40,000
               Basic Death Benefit              =             $50,000
               Death Benefit Amount             =             $50,000 - $50,000 = $0

               Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                                =             $50,000 + $0 = $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Examples of Guaranteed Minimum Death Benefit Calculation
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.


      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 Example of market increase
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77).

 Example of market decrease
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 Example of market increase followed by decrease
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77).

       APPENDIX F - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.


 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity, and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart outlines some of the different features for each Annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, XT6 has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is as high as the Insurance charge of APEX II and ASL II (in Annuity Years 1-10). However, XT6 offers purchase credits that the other Annuities do not. ASAP III has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. APEX II has the same Insurance charge as ASL II and as the Insurance charge/Distribution charge of XT6 (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities that have a CDSC. APEX II also offers greater access to Profund VP portfolios than the other Annuities. ASL II does not have any CDSC, but offers neither a purchase credit (like XT6) nor a loyalty credit (like ASAP III and APEX II). As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 Prudential Annuities' Annuity Product Comparison. Below is a summary of Prudential Annuities' annuity products sold through this prospectus. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for you, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

                                      ASL II                        APEX II                            ASAP III
---------------------------------------------------------------------------------------------------------------------------------
Minimum Investment           $15,000                            $10,000                             $1,000
---------------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age            No Maximum Age                     85                                  80
---------------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales    None                               4 Years (8.5%, 8%, 7%,              8 Years (7.5%, 7%, 6.5%,
 Charge Schedule                                                6%)                                 6%, 5%, 4%, 3%, 2%)

---------------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution   1.65%                              1.65%                               1.25% years 1-8; 0.65%
 Charge                                                                                             years 9+
---------------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee       Lesser of $35 or 2% of             Lesser of $35 or 2% of              Lesser of $35 or 2% of
                             Account Value*                     Account Value*                      Account Value*
---------------------------------------------------------------------------------------------------------------------------------
Contract Credit              No                                 Yes. Generally, we apply a          Yes. Generally, we apply a
                                                                Loyalty Credit to your              Loyalty Credit to your
                                                                Annuity's Account Value             Annuity's Account Value
                                                                at the end of your fifth            at the end of your fifth
                                                                contract year (i.e., on your        contract year (i.e., on your
                                                                fifth Contract                      fifth Contract
                                                                Anniversary). The Loyalty           Anniversary). The Loyalty
                                                                Credit is equal to 2.75% of         Credit is equal to 0.50% of
                                                                total Purchase Payments             total Purchase Payments
                                                                made during the first four          made during the first four
                                                                contract years less the             contract years less the
                                                                cumulative amount of                cumulative amount of
                                                                withdrawals made                    withdrawals made
                                                                (including the deduction of         (including the deduction of
                                                                any CDSC amounts)                   any CDSC amounts)
                                                                through the fifth Contract          through the fifth Contract
                                                                Anniversary                         Anniversary
---------------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early      Fixed Allocation Available         Fixed Allocation Available          Fixed Allocation Available
 withdrawals are subject     (currently offering                (currently offering                 (currently offering
 to a Market Value           durations of: 1,2,3,5,7,10         durations of: 1,2,3,5,7,10          durations of: 1,2,3,5,7,10
 Adjustment)                 years)                             years)                              years)
---------------------------------------------------------------------------------------------------------------------------------
Variable Investment          See "Investment Options"           See "Investment Options"            See "Investment Options"
 Options                     section of Prospectus. Not         section of Prospectus. Not          section of Prospectus. Not
                             all options available with         all options available with          all options available with
                             certain optional benefits.         certain optional benefits.          certain optional benefits.
---------------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit          Prior to age 85: The greater       The greater of: Purchase            The greater of: Purchase
                             of: Purchase Payments less         Payments less proportional          Payments less proportional
                             proportional withdrawals           withdrawals or account              withdrawals or account
                             or account value (no MVA           value (no MVA Applied).             value (no MVA Applied).
                             Applied). On or after age
                             85: account value


---------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits      Enhanced Beneficiary               EBP II, HDV, HAV,                   EBP II, HDV, HAV,
 (for an additional cost)    Protection (EBPII),                Combo 5% Roll-up /HAV               Combo 5% Roll-up/HAV
                             Highest Daily Value
                             (HDV), Highest
                             Anniversary Value (HAV),
                             Combo 5% Roll Up/HAV
---------------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an      GRO/GRO Plus, HD GRO,              GRO/GRO Plus, HD GRO,               GRO/GRO Plus, HD GRO,
 additional cost)            Guaranteed Minimum                 GMWB, GMIB, Lifetime                GMWB, GMIB, Lifetime
                             Withdrawal Benefit                 Five, Spousal Lifetime              Five, Spousal Lifetime
                             (GMWB), Guaranteed                 Five, Highest Daily                 Five, Highest Daily
                             Minimum Income Benefit             Lifetime Five, Highest              Lifetime Five, Highest
                             (GMIB), Lifetime Five,             Daily Lifetime Seven,               Daily Lifetime Seven,
                             Spousal Lifetime Five,             Spousal Highest Daily               Spousal Highest Daily
                             Highest Daily Lifetime             Lifetime Seven                      Lifetime Seven
                             Five, Highest Daily
                             Lifetime Seven, Spousal
                             Highest Daily Lifetime
                             Seven
---------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards              Not Available                      Available after initial             Available after initial
                                                                withdrawal period                   withdrawal period
---------------------------------------------------------------------------------------------------------------------------------


                                 XTra Credit SIX
---------------------------------------------------------------------
Minimum Investment                       $10,000
---------------------------------------------------------------------
Maximum Issue Age                        75
---------------------------------------------------------------------
Contingent Deferred Sales                10 Years (9%, 9%, 8%,
 Charge Schedule                         7%, 6%, 5%, 4%, 3%, 2%,
                                         1%)
---------------------------------------------------------------------
Insurance and Distribution               1.65% years 1-10; 0.65%
 Charge                                  years 11+
---------------------------------------------------------------------
Annual Maintenance Fee                   Lesser of $35 or 2% of
                                         Account Value
---------------------------------------------------------------------
Contract Credit                          Yes. The amount of the
                                         credit applied to a Purchase
                                         Payment is based on the
                                         year the Purchase Payment
                                         is received, for the first 6
                                         years of the contract as
                                         follows: the credit
                                         percentages for each year,
                                         starting with the first, are
                                         6.50%, 5.00%, 4.00%,
                                         3.00%, 2.00%, and 1.00%.
                                         Recaptured in certain
                                         circumstances




---------------------------------------------------------------------
Fixed Allocation (early                  Fixed Allocation Available
 withdrawals are subject                 (currently offering
 to a Market Value                       durations of: 1,2,3,5,7,10
 Adjustment)                             years)
---------------------------------------------------------------------
Variable Investment                      See "Investment Options"
 Options                                 section of Prospectus. Not
                                         all options available with
                                         certain optional benefits.
---------------------------------------------------------------------
Basic Death Benefit                      The greater of: Purchase
                                         Payments less proportional
                                         withdrawals or account
                                         value (no MVA Applied)
                                         less an amount equal to the
                                         credits applied within the
                                         12 months prior to date of
                                         death.
---------------------------------------------------------------------
Optional Death Benefits                  EBP II, HDV, HAV,
 (for an additional cost)                Combo 5% Roll-up /HAV




---------------------------------------------------------------------
Living Benefits (for an                  GRO/GRO Plus, HD GRO,
 additional cost)                        GMWB, GMIB, Lifetime
                                         Five, Spousal Lifetime
                                         Five, Highest Daily
                                         Lifetime Five, Highest
                                         Daily Lifetime Seven,
                                         Spousal Highest Daily
                                         Lifetime Seven




---------------------------------------------------------------------
Annuity Rewards                          Available after initial
                                         withdrawal period
---------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:


 An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0%, 6% and 10% respectively.


..   No subsequent deposits or withdrawals are made from the Annuity.

..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:
..   1.14% (for ASL II, ASAP III, and XT6) and 1.36% for APEX II. based on the fees and expenses of the underlying portfolios as of December 31, 2007. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

..   The Separate Account level charges include the Insurance Charge and
    Distribution Charge (as applicable).
..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For XTra Credit SIX, APEX II, and ASAP III, the Account Value and Surrender Value also reflect the addition of any applicable credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).



             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   APEX II                 APEX II                 APEX II
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.99%     All years     2.83%     All years      6.71%
        -----------------------------------------------------------------------------
             Contract    Surrender   Contract    Surrender   Contract     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,021      88,521      102,825      94,325     106,695       98,195
        -----------------------------------------------------------------------------
          2   94,088      86,088      105,739      97,739     113,858      105,858
        -----------------------------------------------------------------------------
          3   91,243      84,243      108,734     101,734     121,502      114,502
        -----------------------------------------------------------------------------
          4   88,483      82,483      111,815     105,815     129,659      123,659
        -----------------------------------------------------------------------------
          5   85,806      85,806      114,983     114,983     138,364      138,364
        -----------------------------------------------------------------------------
          6   85,876      85,876      121,068     121,068     150,587      150,587
        -----------------------------------------------------------------------------
          7   83,277      83,277      124,498     124,498     160,697      160,697
        -----------------------------------------------------------------------------
          8   80,755      80,755      128,026     128,026     171,486      171,486
        -----------------------------------------------------------------------------
          9   78,308      78,308      131,653     131,653     182,999      182,999
        -----------------------------------------------------------------------------
         10   75,935      75,935      135,383     135,383     195,285      195,285
        -----------------------------------------------------------------------------
         11   73,632      73,632      139,218     139,218     208,396      208,396
        -----------------------------------------------------------------------------
         12   71,399      71,399      143,163     143,163     222,387      222,387
        -----------------------------------------------------------------------------
         13   69,232      69,232      147,219     147,219     237,317      237,317
        -----------------------------------------------------------------------------
         14   67,129      67,129      151,390     151,390     253,250      253,250
        -----------------------------------------------------------------------------
         15   65,090      65,090      155,679     155,679     270,253      270,253
        -----------------------------------------------------------------------------
         16   63,111      63,111      160,090     160,090     288,396      288,396
        -----------------------------------------------------------------------------
         17   61,192      61,192      164,625     164,625     307,759      307,759
        -----------------------------------------------------------------------------
         18   59,330      59,330      169,289     169,289     328,420      328,420
        -----------------------------------------------------------------------------
         19   57,523      57,523      174,086     174,086     350,470      350,470
        -----------------------------------------------------------------------------
         20   55,771      55,771      179,018     179,018     373,999      373,999
        -----------------------------------------------------------------------------
         21   54,071      54,071      184,090     184,090     399,108      399,108
        -----------------------------------------------------------------------------
         22   52,421      52,421      189,305     189,305     425,903      425,903
        -----------------------------------------------------------------------------
         23   50,821      50,821      194,669     194,669     454,497      454,497
        -----------------------------------------------------------------------------
         24   49,269      49,269      200,184     200,184     485,010      485,010
        -----------------------------------------------------------------------------
         25   47,763      47,763      205,856     205,856     517,572      517,572
        -----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.36%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

              ------------------------------------------------------------------------
              0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                   ASAP III                ASAP III                ASAP III
              ------------------------------------------------------------------------
              Net rate of return      Net rate of return      Net rate of return
              Yrs 1-8      -2.38%     Yrs 1-8       3.48%     Yrs 1-8       7.39%
               Yrs 9+      -1.78%      Yrs 9+       4.11%      Yrs 9+       8.04%
         -----------------------------------------------------------------------------
              Contract    Surrender   Contract    Surrender   Contract    Surrender
         Year  Value        Value      Value        Value      Value        Value
         -----------------------------------------------------------------------------
           1   97,631      89,131     103,472       94,972    107,366       98,866
         -----------------------------------------------------------------------------
           2   95,277      88,277     107,075      100,075    115,296      108,296
         -----------------------------------------------------------------------------
           3   92,979      86,479     110,803      104,303    123,813      117,313
         -----------------------------------------------------------------------------
           4   90,736      84,736     114,660      108,660    132,959      126,959
         -----------------------------------------------------------------------------
           5   88,546      83,546     118,653      113,653    142,780      137,780
         -----------------------------------------------------------------------------
           6   86,897      82,897     123,301      119,301    153,863      149,863
         -----------------------------------------------------------------------------
           7   84,798      81,798     127,594      124,594    165,229      162,229
         -----------------------------------------------------------------------------
           8   82,749      80,749     132,036      130,036    177,434      175,434
         -----------------------------------------------------------------------------
           9   81,239      81,239     137,462      137,462    191,695      191,695
         -----------------------------------------------------------------------------
          10   79,756      79,756     143,112      143,112    207,105      207,105
         -----------------------------------------------------------------------------
          11   78,300      78,300     148,994      148,994    223,755      223,755
         -----------------------------------------------------------------------------
          12   76,870      76,870     155,119      155,119    241,743      241,743
         -----------------------------------------------------------------------------
          13   75,465      75,465     161,495      161,495    261,177      261,177
         -----------------------------------------------------------------------------
          14   74,085      74,085     168,133      168,133    282,173      282,173
         -----------------------------------------------------------------------------
          15   72,730      72,730     175,044      175,044    304,858      304,858
         -----------------------------------------------------------------------------
          16   71,400      71,400     182,239      182,239    329,366      329,366
         -----------------------------------------------------------------------------
          17   70,092      70,092     189,730      189,730    355,844      355,844
         -----------------------------------------------------------------------------
          18   68,809      68,809     197,529      197,529    384,451      384,451
         -----------------------------------------------------------------------------
          19   67,548      67,548     205,648      205,648    415,357      415,357
         -----------------------------------------------------------------------------
          20   66,309      66,309     214,101      214,101    448,749      448,749
         -----------------------------------------------------------------------------
          21   65,093      65,093     222,902      222,902    484,824      484,824
         -----------------------------------------------------------------------------
          22   63,898      63,898     232,064      232,064    523,800      523,800
         -----------------------------------------------------------------------------
          23   62,725      62,725     241,603      241,603    565,909      565,909
         -----------------------------------------------------------------------------
          24   61,572      61,572     251,534      251,534    611,403      611,403
         -----------------------------------------------------------------------------
          25   60,440      60,440     261,873      261,873    660,555      660,555
         -----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.14%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

              ------------------------------------------------------------------------
              0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                 Xtra Credit             Xtra Credit             Xtra Credit
              ------------------------------------------------------------------------
              Net rate of return      Net rate of return      Net rate of return
              Yrs 1-10     -2.77%     Yrs 1-10      3.06%     Yrs 1-10      6.95%
              Yrs 11+      -1.78%     Yrs 11+       4.11%     Yrs 11+       8.04%
         -----------------------------------------------------------------------------
              Contract    Surrender   Contract    Surrender   Contract    Surrender
         Year  Value        Value      Value        Value      Value        Value
         -----------------------------------------------------------------------------
           1  103,557      94,557     109,753      100,753    113,883      104,883
         -----------------------------------------------------------------------------
           2  100,653      91,653     113,078      104,078    121,762      112,762
         -----------------------------------------------------------------------------
           3   97,830      89,830     116,505      108,505    130,189      122,189
         -----------------------------------------------------------------------------
           4   95,084      88,084     120,037      113,037    139,202      132,202
         -----------------------------------------------------------------------------
           5   92,415      86,415     123,677      117,677    148,841      142,841
         -----------------------------------------------------------------------------
           6   89,820      84,820     127,428      122,428    159,151      154,151
         -----------------------------------------------------------------------------
           7   87,297      83,297     131,295      127,295    170,177      166,177
         -----------------------------------------------------------------------------
           8   84,844      81,844     135,280      132,280    181,970      178,970
         -----------------------------------------------------------------------------
           9   82,459      80,459     139,387      137,387    194,583      192,583
         -----------------------------------------------------------------------------
          10   80,140      79,140     143,619      142,619    208,072      207,072
         -----------------------------------------------------------------------------
          11   78,675      78,675     149,482      149,482    224,755      224,755
         -----------------------------------------------------------------------------
          12   77,238      77,238     155,590      155,590    242,786      242,786
         -----------------------------------------------------------------------------
          13   75,827      75,827     161,949      161,949    262,266      262,266
         -----------------------------------------------------------------------------
          14   74,441      74,441     168,569      168,569    283,312      283,312
         -----------------------------------------------------------------------------
          15   73,079      73,079     175,462      175,462    306,050      306,050
         -----------------------------------------------------------------------------
          16   71,742      71,742     182,638      182,638    330,616      330,616
         -----------------------------------------------------------------------------
          17   70,429      70,429     190,109      190,109    357,157      357,157
         -----------------------------------------------------------------------------
          18   69,139      69,139     197,887      197,887    385,831      385,831
         -----------------------------------------------------------------------------
          19   67,872      67,872     205,984      205,984    416,811      416,811
         -----------------------------------------------------------------------------
          20   66,628      66,628     214,415      214,415    450,281      450,281
         -----------------------------------------------------------------------------
          21   65,406      65,406     223,192      223,192    486,442      486,442
         -----------------------------------------------------------------------------
          22   64,206      64,206     232,329      232,329    525,511      525,511
         -----------------------------------------------------------------------------
          23   63,027      63,027     241,843      241,843    567,719      567,719
         -----------------------------------------------------------------------------
          24   61,869      61,869     251,747      251,747    613,321      613,321
         -----------------------------------------------------------------------------
          25   60,732      60,732     262,059      262,059    662,589      662,589
         -----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.14%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                     ASL                     ASL                     ASL
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.77%     All years     3.06%     All years      6.95%
        -----------------------------------------------------------------------------
             Contract    Surrender   Contract    Surrender   Contract     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   97,236      97,236      103,054     103,054     106,932      106,932
        -----------------------------------------------------------------------------
          2   94,508      94,508      106,210     106,210     114,366      114,366
        -----------------------------------------------------------------------------
          3   91,855      91,855      109,463     109,463     122,316      122,316
        -----------------------------------------------------------------------------
          4   89,275      89,275      112,815     112,815     130,819      130,819
        -----------------------------------------------------------------------------
          5   86,767      86,767      116,270     116,270     139,913      139,913
        -----------------------------------------------------------------------------
          6   84,329      84,329      119,831     119,831     149,639      149,639
        -----------------------------------------------------------------------------
          7   81,958      81,958      123,501     123,501     160,042      160,042
        -----------------------------------------------------------------------------
          8   79,652      79,652      127,283     127,283     171,167      171,167
        -----------------------------------------------------------------------------
          9   77,411      77,411      131,181     131,181     183,067      183,067
        -----------------------------------------------------------------------------
         10   75,232      75,232      135,199     135,199     195,793      195,793
        -----------------------------------------------------------------------------
         11   73,113      73,113      139,339     139,339     209,404      209,404
        -----------------------------------------------------------------------------
         12   71,053      71,053      143,607     143,607     223,961      223,961
        -----------------------------------------------------------------------------
         13   69,050      69,050      148,005     148,005     239,530      239,530
        -----------------------------------------------------------------------------
         14   67,102      67,102      152,537     152,537     256,181      256,181
        -----------------------------------------------------------------------------
         15   65,209      65,209      157,209     157,209     273,990      273,990
        -----------------------------------------------------------------------------
         16   63,368      63,368      162,023     162,023     293,037      293,037
        -----------------------------------------------------------------------------
         17   61,578      61,578      166,985     166,985     313,408      313,408
        -----------------------------------------------------------------------------
         18   59,837      59,837      172,099     172,099     335,195      335,195
        -----------------------------------------------------------------------------
         19   58,145      58,145      177,370     177,370     358,497      358,497
        -----------------------------------------------------------------------------
         20   56,500      56,500      182,802     182,802     383,419      383,419
        -----------------------------------------------------------------------------
         21   54,900      54,900      188,400     188,400     410,073      410,073
        -----------------------------------------------------------------------------
         22   53,344      53,344      194,170     194,170     438,580      438,580
        -----------------------------------------------------------------------------
         23   51,832      51,832      200,117     200,117     469,068      469,068
        -----------------------------------------------------------------------------
         24   50,362      50,362      206,245     206,245     501,677      501,677
        -----------------------------------------------------------------------------
         25   48,932      48,932      212,562     212,562     536,552      536,552
        -----------------------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.14%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 APPENDIX G - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                               L   =   I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                       Target Ratio r   =   (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T   =   {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}   T(greater than)0, Money moving from the Permitted
                                                         Sub-accounts to the Benefit Fixed Rate Account
 T   =   {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}   T(less than)0, Money moving from the Benefit Fixed Rate
                                                         Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28

 Target Ratio:

                      r   =   (L - F) / V
                          =   (76,710.28 - 0) / 92,300.00
                          =   83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T   =   { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
     =   { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
     =   { Min ( 92,300.00, 14,351.40 )}
     =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX H - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT


                                    ASL II NY                         APEX II NY
---------------------------------------------------------------------------------------------------
Minimum Investment             $15,000                               $10,000
---------------------------------------------------------------------------------------------------
Maximum Issue Age              Annuitant 85;                         Annuitant 85
                               Owner None                            Oldest Owner 85
---------------------------------------------------------------------------------------------------
Contingent Deferred Sales      None                                  4 Years
 Charge Schedule                                                     (7%, 6%, 5%, 4%)
                                                                     (Applied to Purchase
                                                                     Payments based on the
                                                                     inception date of the
                                                                     Annuity)

---------------------------------------------------------------------------------------------------
Insurance Charge               1.65%                                 1.65%
---------------------------------------------------------------------------------------------------
Distribution Charge            N/A                                   N/A

---------------------------------------------------------------------------------------------------
Annual Maintenance Fee         Lesser of $30 or 2% of                Lesser of $30 or 2% of
                               Account Value Waived for              Account Value Waived for
                               Account Values exceeding              Account Values exceeding
                               $100,000                              $100,000
---------------------------------------------------------------------------------------------------
Transfer Fee                   $10 after twenty in any               $10 after twenty in any
                               annuity year. May be                  annuity year.
                               increased to $15 after eight
                               in any annuity year
---------------------------------------------------------------------------------------------------
Contract Credit                No                                    Yes. Effective for
                                                                     Contracts issued on or after
                                                                     June 20, 2005. Generally
                                                                     we apply a Loyalty Credit
                                                                     to your Annuity's Account
                                                                     Value at the end of your
                                                                     fifth contract year (i.e. on
                                                                     your fifth Contract
                                                                     Anniversary). Currently
                                                                     the Loyalty Credit is equal
                                                                     to 2.75% of total Purchase
                                                                     Payments made during the
                                                                     first four contract years
                                                                     less the cumulative amount
                                                                     of withdrawals made
                                                                     (including the deduction of
                                                                     any CDSC amounts)
                                                                     through the fifth Contract
                                                                     Anniversary
---------------------------------------------------------------------------------------------------
Fixed Allocation (If           Fixed Allocations                     Fixed Allocations
 available, early              Available (Currently                  Available (Currently
 withdrawals are subject       offering durations of:                offering durations of:
 to a Market Value             5, 7, and 10 years) The               5, 7, and 10 years) The
 Adjustment) ("MVA")           MVA formula for NY is                 MVA formula for NY is
                               [(1+I)/ (1+J)] N/365 The              [(1+I)/ (1+J)] N/365 The
                               MVA formula does not                  MVA formula does not
                               apply during the 30 day               apply during the 30 day
                               period immediately before             period immediately before
                               the end of the Guarantee              the end of the Guarantee
                               Period.                               Period.
---------------------------------------------------------------------------------------------------
Variable Investment            All options generally                 All options generally
 Options                       available except where                available except where
                               restrictions apply when               restrictions apply when
                               certain riders are                    certain riders are
                               purchased. ProFund                    purchased. ProFund
                               Portfolios are restricted for         Portfolios are restricted for
                               ASL II, ASAP III, and                 ASL II, ASAP III, and
                               XTra Credit SIX.                      XTra Credit SIX.
---------------------------------------------------------------------------------------------------


                                   ASAP III NY                         XTra Credit SIX NY
------------------------------------------------------------------------------------------------------------
Minimum Investment                  $1,000                                     $10,000
------------------------------------------------------------------------------------------------------------
Maximum Issue Age                   Annuitant 85                               Annuitant 85
                                    Oldest Owner 80                            Oldest Owner 75
------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales           7 Years                                    10 Years
 Charge Schedule                    (7%, 6%, 5%, 4%, 3%,                       (9%, 9%, 8%, 7%, 6%,
                                    2%, 1%) (Applied to                        5%, 4%, 3%, 2%, 1%)
                                    Purchase Payments based                    (Applied to Purchase
                                    on the inception date of the               Payments based on the
                                    Annuity)                                   inception date of the
                                                                               Annuity)
------------------------------------------------------------------------------------------------------------
Insurance Charge                    0.65%                                      0.65%
------------------------------------------------------------------------------------------------------------
Distribution Charge                 0.60% annuity years 1-7                    1.00% annuity years 1-10
                                    0.0% annuity years 8+                      0.00% annuity years 11+
------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee              Lesser of $30 or 2% of                     Lesser of $30 or 2% of
                                    Account Value Waived for                   Account Value
                                    Account Values exceeding
                                    $100,000
------------------------------------------------------------------------------------------------------------
Transfer Fee                        $10 after twenty in any                    $10 after twenty in any
                                    annuity year. May be                       annuity year
                                    increased to $15 after eight
                                    in any annuity year
------------------------------------------------------------------------------------------------------------
Contract Credit                     Yes. Effective for                         Yes The amount of the
                                    Contracts issued on or after               credit applied to a Purchase
                                    July 24, 2006. Generally                   Payment is based on the
                                    we apply a Loyalty Credit                  year the Purchase Payment
                                    to your Annuity's Account                  is received, for the first 6
                                    Value at the end of your                   years of the contract.
                                    fifth contract year (i.e. on               Currently the credit
                                    your fifth Contract                        percentages for each year
                                    Anniversary). Currently                    starting with the first year
                                    the Loyalty Credit is equal                are: 6.50%, 5.00%, 4.00%,
                                    to 0.50% of total Purchase                 3.00%, 2.00%, and 1.00%.
                                    Payments made during the
                                    first four contract years
                                    less the cumulative amount
                                    of withdrawals made
                                    (including the deduction of
                                    any CDSC amounts)
                                    through the fifth Contract
                                    Anniversary.
------------------------------------------------------------------------------------------------------------
Fixed Allocation (If                Fixed Allocations                          No
 available, early                   Available (Currently
 withdrawals are subject            offering durations of:
 to a Market Value                  2, 3, 5, 7, and 10 years)
 Adjustment) ("MVA")                The MVA formula for NY
                                    is [(1+I)/(1+J)] N/365 The
                                    MVA formula does not
                                    apply during the 30 day
                                    period immediately before
                                    the end of the Guarantee
                                    Period.
------------------------------------------------------------------------------------------------------------
Variable Investment                 All options generally                      All options generally
 Options                            available except where                     available except where
                                    restrictions apply when                    restrictions apply when
                                    certain riders are                         certain riders are
                                    purchased. ProFund                         purchased. ProFund
                                    Portfolios are restricted for              Portfolios are restricted for
                                    ASL II, ASAP III, and                      ASL II, ASAP III, and
                                    XTra Credit SIX.                           XTra Credit SIX.
------------------------------------------------------------------------------------------------------------

                                      ASL II NY                             APEX II NY
--------------------------------------------------------------------------------------------------------
Basic Death Benefit                   Prior to age 85: The greater         The greater of: Purchase
                                      of: Purchase Payments less           Payments less proportional
                                      proportional withdrawals             withdrawals or Account
                                      or Account Value                     Value (variable) plus
                                      (variable) plus Interim              Interim Value (fixed). (No
                                      Value (fixed). (No MVA               MVA applied)
                                      applied) On or after age 85:
                                      Account Value (variable)
                                      plus Interim Value (fixed)
                                      (No MVA applied)
--------------------------------------------------------------------------------------------------------
Optional Death Benefits               Highest Anniversary Value            HAV
 (for an additional cost)/1/          (HAV)
--------------------------------------------------------------------------------------------------------
Optional Living Benefits              GRO/GRO Plus, Highest                GRO/GRO Plus, Highest
 (for an additional cost)/2/          Daily GRO, Guaranteed                Daily GRO, GMWB,
                                      Minimum Withdrawal                   GMIB, Lifetime Five,
                                      Benefit, (GMWB),                     Spousal Lifetime Five,
                                      Guaranteed Minimum                   Highest Daily Lifetime
                                      Income Benefit (GMIB),               Five, Highest Daily
                                      Lifetime Five, Spousal               Lifetime Seven, Spousal
                                      Lifetime Five, Highest               Highest Daily Lifetime
                                      Daily Lifetime Five,                 Seven (Highest Daily
                                      Highest Daily Lifetime               GRO, Highest Daily
                                      Seven, Spousal Highest               Lifetime Seven and
                                      Daily Lifetime Seven                 Spousal Highest Daily
                                      (Highest Daily GRO,                  Lifetime Seven pending
                                      Highest Daily Lifetime               New York Department of
                                      Seven and Spousal Highest            Insurance approval)
                                      Daily Lifetime Seven
                                      pending New York
                                      Department of Insurance
                                      approval)
--------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                    No                                   Available after initial
                                                                           CDSC period
--------------------------------------------------------------------------------------------------------
Annuitization Options                 Fixed option only Annuity            Fixed option only Annuity
                                      date cannot exceed the first         date cannot exceed the first
                                      day of the calendar month            day of the calendar month
                                      following Annuitant's 90/th/         following Annuitant's 90/th/
                                      birthday. The maximum                birthday. The maximum
                                      Annuity Date is based on             Annuity Date is based on
                                      the first Owner or                   the first Owner or
                                      Annuitant to reach the               Annuitant to reach the
                                      maximum age, as indicated            maximum age, as indicated
                                      in your Annuity.                     in your Annuity.
--------------------------------------------------------------------------------------------------------


                                     ASAP III NY                        XTra Credit SIX NY
--------------------------------------------------------------------------------------------------------------
Basic Death Benefit                   The greater of: Purchase                    The greater of: Purchase
                                      Payments less proportional                  Payments less proportional
                                      withdrawals or Account                      withdrawals or Account
                                      Value (variable) plus                       Value (variable) (No MVA
                                      Interim Value (fixed). (No                  applied) (No recapture of
                                      MVA applied)                                credits applied within 12
                                             months prior to date of
                                             death)


--------------------------------------------------------------------------------------------------------------
Optional Death Benefits               HAV                                         HAV
 (for an additional cost)/1/
--------------------------------------------------------------------------------------------------------------
Optional Living Benefits              GRO/GRO Plus, Highest                       Highest Daily GRO,
 (for an additional cost)/2/          Daily GRO, GMWB,                            GMWB, GMIB, Lifetime
                                      GMIB, Lifetime Five,                        Five, Spousal Lifetime
                                      Spousal Lifetime Five,                      Five, Highest Daily
                                      Highest Daily Lifetime                      Lifetime Five, Highest
                                      Five, Highest Daily                         Daily Lifetime Seven,
                                      Lifetime Seven, Spousal                     Spousal Highest Daily
                                      Highest Daily Lifetime                      Lifetime Seven (Highest
                                      Seven (Highest Daily                        Daily GRO, Highest Daily
                                      GRO, Highest Daily                          Lifetime Seven and
                                      Lifetime Seven and                          Spousal Highest Daily
                                      Spousal Highest Daily                       Lifetime Seven pending
                                      Lifetime Seven pending                      New York Department of
                                      New York Department of                      Insurance approval)
                                      Insurance approval)




--------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                    Available after initial                     Available after initial
                                      CDSC period                                 CDSC period
--------------------------------------------------------------------------------------------------------------
Annuitization Options                 Fixed option only Annuity                   Fixed option only Annuity
                                      date cannot exceed the first                date cannot exceed the first
                                      day of the calendar month                   day of the calendar month
                                      following Annuitant's 90/th/                following Annuitant's 90/th/
                                      birthday. The maximum                       birthday. The maximum
                                      Annuity Date is based on                    Annuity Date is based on
                                      the first Owner or                          the first Owner or
                                      Annuitant to reach the                      Annuitant to reach the
                                      maximum age, as indicated                   maximum age, as indicated
                                      in your Annuity.                            in your Annuity.
--------------------------------------------------------------------------------------------------------------


 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.


 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

 APPENDIX I - ASSET TRANSER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."



     L   =   MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.



 Next the formula calculates the following formula ratio:



                              r   =   (L - B) / V.



 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:



              T   =   {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}



 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:



             T   =   {Min(B, - [L - B - V*C\\t\\] / (1 - C\\t\\))}



 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 APPENDIX J - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME
        BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.



                              L   =   0.05 * P * a



 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - B) / V.



       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - B - V * Ct] / (1-Ct))},    Money moving from the Permitted Sub-accounts
                                                 to the AST Investment Grade Bond Portfolio
                                                 Sub-account
 T   =   {Min(B,- [L - B - V * Ct] / (1-Ct))},   Money moving from the AST Investment Grade
                                                 Bond Portfolio Sub-account to the Permitted Sub-
                                                 accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED
                          IN PROSPECTUS (PLEASE CHECK ONE) ASAPIIIPROS (05/2008) ____,
                          APEX2PROS (05/2008) ____, ASL2PROS (05/2008) ____, XT6PROS (05/2008) ____.
                                              -----------------------------------------
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                                              -----------------------------------------
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                                                       ---------------
          [LOGO] Prudential                               PRSRT STD
          The Prudential Insurance Company of America   U.S. POSTAGE
          751 Broad Street                                  PAID
          Newark, NJ 07102-3777                         LANCASTER, PA
                                                       PERMIT NO. 1793
                                                       ---------------




  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                PRUDENTIAL ANNUITIES DISTRIBUTORS,
  ASSURANCE CORPORATION                                                  INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-800-752-6342                           Telephone: 203-926-1888
  http:// www.prudentialannuities.com     http:// www.prudentialannuities.com


                               MAILING ADDRESSES:


                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES

                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES

                                2101 Welsh Road
                               Dresher, PA 19025

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM PLUS/SM/

 Flexible Premium Deferred Annuities

 PROSPECTUS: MAY 1, 2008

 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our", or "us") exclusively through Linsco/Private Ledger, Corp. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend for you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. Various rights, benefits and certain fees may differ among states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix F. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust and Evergreen Variable Annuity Trust. See the following page for a complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.


 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM PLUS/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF LINSCO/PRIVATE LEDGER, CORP.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-800-752-6342


               Prospectus Dated:         Statement of Additional
               May 1, 2008                    Information Dated:
                                                     May 1, 2008
               OA074PROS-0508                           LPLOASAI


  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust:
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST Balanced Asset Allocation

   AST Bond Portfolio 2015
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019

   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST Federated Aggressive Growth
   AST Goldman Sachs Mid-Cap Growth
   AST International Growth
   AST International Value

   AST Investment Grade Bond

   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST Mid-Cap Value
   AST MFS Growth
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth

   AST Western Asset Core Plus Bond


 Evergreen Variable Annuity Trust:
   International Equity
   Omega

                                   CONTENTS



INTRODUCTION.........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?.................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?.............................................  2

GLOSSARY OF TERMS....................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES.................................................  6

EXPENSE EXAMPLES..................................................................... 12

INVESTMENT OPTIONS................................................................... 14

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.................. 14
 WHAT ARE THE FIXED ALLOCATIONS?..................................................... 19

FEES AND CHARGES..................................................................... 20

 WHAT ARE THE CONTRACT FEES AND CHARGES?............................................. 20
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?........................................ 22
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?........................... 22
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES........................................... 22

PURCHASING YOUR ANNUITY.............................................................. 23

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?...................... 23

MANAGING YOUR ANNUITY................................................................ 24

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?..................... 24
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?........................................ 24
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................ 25
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?........................ 25
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.................... 25

MANAGING YOUR ACCOUNT VALUE.......................................................... 26

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?........................................ 26
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?..... 26
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM
   FOUR ANNUITIES?................................................................... 26
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?............................ 27
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?............ 27
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.......... 28
 DO YOU OFFER DOLLAR COST AVERAGING?................................................. 29
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.................................... 30
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?........................................ 30
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................ 31
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS? 31
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?............. 31
 HOW DO THE FIXED ALLOCATIONS WORK?.................................................. 32
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?................................... 32
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.......................................... 33
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?...................................... 34

ACCESS TO ACCOUNT VALUE.............................................................. 35

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.................................... 35
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?....................................... 35
 CAN I WITHDRAW A PORTION OF MY ANNUITY?............................................. 35
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?....................................... 35
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?..... 36
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?............................................................................. 36
 WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.................. 36
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?........................................... 36
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?......................... 37


                                      (i)

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?..........................................  37
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..................................  38
 HOW ARE ANNUITY PAYMENTS CALCULATED?..................................................  38

LIVING BENEFIT PROGRAMS................................................................  40

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE...........................................................................  40
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)......................................  41
 GUARANTEED RETURN OPTION (GRO)........................................................  44
 GUARANTEED RETURN OPTION PLUS 2008....................................................  47
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO).......................................  50
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)..........................................  53
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)..............................................  56
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)......................................  60
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)......................  65
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)..........  69
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)........  75
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)..............................................................................  82

DEATH BENEFIT..........................................................................  90

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.........................................  90
 BASIC DEATH BENEFIT...................................................................  90
 OPTIONAL DEATH BENEFITS...............................................................  90
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS.................................................  94
 PAYMENT OF DEATH BENEFITS.............................................................  95

VALUING YOUR INVESTMENT................................................................  98

 HOW IS MY ACCOUNT VALUE DETERMINED?...................................................  98
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................  98
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?...........................................  98
 HOW DO YOU VALUE FIXED ALLOCATIONS?...................................................  98
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?...........................................  98
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.........  99

TAX CONSIDERATIONS..................................................................... 100

GENERAL INFORMATION.................................................................... 108

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................ 108
 WHO IS PRUDENTIAL ANNUITIES?.......................................................... 108
 WHAT ARE SEPARATE ACCOUNTS?........................................................... 109
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................................. 110
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?............................ 111
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE....................................... 113
 FINANCIAL STATEMENTS.................................................................. 114
 HOW TO CONTACT US..................................................................... 114
 INDEMNIFICATION....................................................................... 114
 LEGAL PROCEEDINGS..................................................................... 114
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................... 116

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B.................. A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS.................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS....................... C-1

APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU....................... D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT... E-1

APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.... F-1

APPENDIX G - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO.......... G-1

APPENDIX H - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL.....

HIGHEST DAILY LIFETIME SEVEN........................................................... H-1


                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes four different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix D entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.


..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.


..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.


..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.


..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to optimum plus only:
   . If you purchase this Annuity, we apply an additional amount (referred to as an Optimum Plus/SM/ amount, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.

   . Please note that during the first 10 years, the total asset-based charges on the Optimum Plus Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Credit is included in your Account Value. However, Prudential Annuities may take back all Credits if you return your Annuity under the "free look" provision. In addition, Prudential Annuities may take back a Credit associated with any Purchase Payment if (a) the Credit was applied within twelve
       (12) months prior to the death of the Owner (or Annuitant if entity owned) or (b) the Credit was applied within 12 months prior to a request to surrender the Annuity under the medically-related surrender provision.

   . In these situations, your Account Value could be substantially reduced. The amount we take back will equal the Credit, without adjustment up or down for investment performance. Therefore, any gain on the Credit will not be taken back. But if there was a loss on the Credit, the amount we take back will still equal that of the Credit. Additional conditions and restrictions apply. We do not deduct a CDSC in any situation where we take back the Credit.
   . If replacing an annuity, please consider all charges associated with that annuity. Purchase Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any Annuity you currently own. For more information on all available annuities, please see Appendix D of this prospectus.

 With respect to optimum four only:
   . This Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 With respect to optimum only:
   . For annuities issued on or after February 13, 2006, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?
 We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for Optimum, $10,000 for Optimum Plus and Optimum Four. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If the Annuity is owned by an entity, the Annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 Adjusted Purchase Payments
 As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.


 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.

 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Enhanced Beneficiary Protection Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.


 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/)/Guaranteed Return Option (GRO(R))/Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO/SM/):
 Each of GRO Plus, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program. Beginning in 2008, we introduced a new version of GRO Plus, called GRO Plus 2008 that we offer for new elections.


 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.


 Highest Daily Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.


 Highest Daily Value Death Benefit ("HDV"): We offer an optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.

 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.


 Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.


 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Spousal Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Sub-account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES


 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.


 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    OPTIMUM

             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                                  OPTIMUM FOUR

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

                                  OPTIMUM PLUS
 For Annuities issued prior to November 20, 2006, the following schedule applies:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%   2.0%   0.0%
      --------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies /2/:

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.
 2 In jurisdictions that have not yet approved this schedule, the schedule for Annuities issued prior to November 20, 2006 will apply.

     ----------------------------------------------------------------------
                       OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
     ----------------------------------------------------------------------
        FEE/CHARGE         OPTIMUM        OPTIMUM FOUR      OPTIMUM PLUS
     ----------------------------------------------------------------------
     Transfer Fee /1/  $15.00 maximum    $15.00 maximum    $15.00 maximum
                      currently, $10.00 currently, $10.00 currently, $10.00
     ----------------------------------------------------------------------
     Tax Charge /2/      0% to 3.5%        0% to 3.5%        0% to 3.5%
     ----------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.

 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.


--------------------------------------------------------------------------------------------------
                                    PERIODIC FEES AND CHARGES

                                 (assessed against each Annuity)
--------------------------------------------------------------------------------------------------
         FEE/CHARGE                  OPTIMUM              OPTIMUM FOUR           OPTIMUM PLUS
Annual Maintenance Fee /1/    Lesser of $35 or 2% of Lesser of $35 or 2% of Lesser of $35 or 2% of
                                Account Value /2/      Account Value /2/        Account Value
                              --------------------------------------------------------------------
  Beneficiary
  Continuation                Lesser of $30 or 2% of Lesser of $30 or 2% of Lesser of $30 or 2% of
  Option Only                     Account Value          Account Value          Account Value
--------------------------------------------------------------------------------------------------
ANNUAL FEES CHARGES/OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
--------------------------------------------------------------------------------------------------
         FEE/CHARGE
Mortality & Expense                   0.50%                  1.50%                  0.50%
Risk Charge /4/
--------------------------------------------------------------------------------------------------
Administration Charge /4/             0.15%                  0.15%                  0.15%
--------------------------------------------------------------------------------------------------
Distribution Charge /5/          0.60% In Annuity             N/A              1.00% in Annuity
                                    Years 1-8                                     Years 1-10
--------------------------------------------------------------------------------------------------
Settlement Service Charge /6/   1.40% (qualified);     1.40% (qualified);     1 40% (qualified);
                              1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)
--------------------------------------------------------------------------------------------------
Total Annual Charges of          1.25% In Annuity            1.65%             1.65% in Annuity
The Sub-accounts                    Years 1-8;                                   Years 1-10;
(excluding settlement            0.65% In Annuity                              0.65% in Annuity
service charge)                 Years 9 and later                             Years 11 and later
--------------------------------------------------------------------------------------------------


 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.

 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.

 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above.


-----------------------------------------------------------------------------------------
                      YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
-----------------------------------------------------------------------------------------
          OPTIONAL BENEFIT                 OPTIONAL        TOTAL      TOTAL      TOTAL
                                         BENEFIT FEE/     ANNUAL     ANNUAL     ANNUAL
                                            CHARGE       CHARGE /2/ CHARGE /2/ CHARGE /2/
                                                            for        for        for
                                                          OPTIMUM    OPTIMUM    OPTIMUM
                                                                      FOUR       PLUS
-----------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION & GRO PLUS    0.75% maximum /3/   1.50%      1.90%      1.90%
                                         0.25% current
                                            charge
-----------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008     0.75% maximum /3/   1.60%      2.00%      2.00%
                                         0.35% current
                                            charge
-----------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN        0.75% maximum /3/   1.60%      2.00%      2.00%
OPTION (HD GRO)                          0.35% current
                                            charge
-----------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT  1.00% maximum /3/   1.60%      2.00%      2.00%
(GMWB)                                   0.35% current
                                            charge
-----------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum /3/   1.25%      1.65%      1.65%
(GMIB)                                   0.50% current   +0.50% of  +0.50% of  +0.50% of
                                            charge          PIV        PIV        PIV
-----------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT       1.50% maximum /3/   1.85%      2.25%      2.25%
                                         0.60% current
                                            charge
-----------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum /3/   2.00%      2.40%      2.40%
                                         0.75% current
                                            charge
-----------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum /3/   1.85%      2.25%      2.25%
BENEFIT                                  0.60% current
                                            charge
-----------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME    1.50% maximum /3/   1.25%      1.65%      1.65%
BENEFIT                                  0.60% current   +0.60% of  +0.60% of  +0.60% of
                                            charge          PWV        PWV        PWV
-----------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN   1.50% maximum /3/   1.25%      1.65%      1.65%
INCOME BENEFIT                           0.75% current   +0.75% of  +0.75% of  +0.75% of
                                            charge          PWV        PWV        PWV
-----------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH        0.25%         1.50%      1.90%      1.90%
BENEFIT
-----------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH              0.25%         1.50%      1.90%      1.90%
BENEFIT ("HAV")
-----------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH         0.50%         1.75%      2.15%      2.15%
BENEFIT
-----------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT            0.50%         1.75%      2.15%      2.15%
("HDV")
-----------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-----------------------------------------------------------------------------------------



    HOW CHARGE IS DETERMINED
 1 Guaranteed Return Option and GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    GRO PLUS 2008: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.

    Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.
    Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum Plus, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter.
    Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For Optimum, 0.50% of PIV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.50% of PIV is in addition to 1.65% annual charge. For Optimum Plus, 0.50% of PIV is in addition to 1.65% annual charge in Annuity Years 1-10 and 0.65% thereafter.
    Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For Optimum Four, 2.40% total annual charge applies in all Annuity years, and for Optimum Plus, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter.
    Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum Plus, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.60% of PWV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.60% of PWV is in addition to 1.65% annual charge. For Optimum Plus, 0.60% of PWV is in addition to 1.65 % annual charge in Annuity Years 1-10 and 0.65% thereafter.
    Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.75% of PWV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.75% of PWV is in addition to 1.65% annual charge. For Optimum Plus, 0.75% of PWV is in addition to 1.65% annual charge in Annuity Years 1-10 and 0.65% thereafter.
    Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum Plus, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter.
    Combination 5% roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity years, and for Optimum Plus, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter.
    Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity years, and for Optimum Plus, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, the 0.60% charge and 0.75% charge, respectively, is assessed against the Protected Withdrawal Value. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2007. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



               -------------------------------------------------
                   TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
               -------------------------------------------------
                                                 MINIMUM MAXIMUM
               -------------------------------------------------
               Total Portfolio Operating Expense  0.59%   1.64%
               -------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2007, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.



---------------------------------------------------------------------------------------------
                      UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

          (as a percentage of the average net assets of the underlying Portfolios)
---------------------------------------------------------------------------------------------
                                                For the year ended December 31, 2007
                                         ---------------------------------------------------
          UNDERLYING PORTFOLIO                                          Acquired      Total
                                                                        Portfolio    Annual
                                         Management  Other               Fees &     Portfolio
                                          Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
---------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST AllianceBernstein Core Value          0.75%     0.11%     0.00%      0.00%       0.86%
 AST AllianceBernstein Growth & Income     0.75%     0.08%     0.00%      0.00%       0.83%
 AST Balanced Asset Allocation /2/         0.15%     0.01%     0.00%      0.90%       1.06%
 AST Bond Portfolio 2015 /5/               0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2018 /5/               0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2019 /5/               0.65%     0.99%     0.00%      0.00%       1.64%
 AST Capital Growth Asset Allocation /2/   0.15%     0.01%     0.00%      0.93%       1.09%
 AST Cohen & Steers Realty Portfolio       1.00%     0.12%     0.00%      0.00%       1.12%
 AST Conservative Asset Allocation /2/     0.15%     0.02%     0.00%      0.87%       1.04%
 AST Federated Aggressive Growth           0.95%     0.11%     0.00%      0.00%       1.06%
 AST Goldman Sachs Mid-Cap Growth          1.00%     0.12%     0.00%      0.00%       1.12%
 AST International Growth                  1.00%     0.11%     0.00%      0.00%       1.11%
 AST International Value                   1.00%     0.12%     0.00%      0.00%       1.12%
 AST Investment Grade Bond /5/             0.65%     0.99%     0.00%      0.00%       1.64%
 AST JPMorgan International Equity         0.87%     0.13%     0.00%      0.00%       1.00%
 AST Large-Cap Value                       0.75%     0.08%     0.00%      0.00%       0.83%
 AST Lord Abbett Bond-Debenture            0.80%     0.11%     0.00%      0.00%       0.91%
 AST Marsico Capital Growth                0.90%     0.08%     0.00%      0.00%       0.98%
 AST MFS Growth                            0.90%     0.12%     0.00%      0.00%       1.02%
 AST Mid-Cap Value                         0.95%     0.14%     0.00%      0.00%       1.09%
 AST Money Market                          0.50%     0.09%     0.00%      0.00%       0.59%
 AST Neuberger Berman Mid-Cap Growth       0.90%     0.10%     0.00%      0.00%       1.00%
 AST Neuberger Berman Mid-Cap Value        0.89%     0.10%     0.00%      0.00%       0.99%
 AST Neuberger Berman Small-Cap Growth     0.95%     0.12%     0.00%      0.00%       1.07%
 AST PIMCO Limited Maturity Bond           0.65%     0.11%     0.00%      0.00%       0.76%
 AST PIMCO Total Return Bond               0.65%     0.09%     0.00%      0.00%       0.74%
 AST Preservation Asset Allocation/ 2/     0.15%     0.03%     0.00%      0.82%       1.00%
 AST Small-Cap Growth                      0.90%     0.15%     0.00%      0.00%       1.05%
 AST Small-Cap Value                       0.90%     0.10%     0.00%      0.00%       1.00%
 AST T. Rowe Price Global Bond             0.80%     0.13%     0.00%      0.00%       0.93%
 AST T. Rowe Price Large-Cap Growth        0.88%     0.08%     0.00%      0.00%       0.96%
 AST Western Asset Core Plus Bond /5/      0.70%     0.10%     0.00%      0.02%       0.82%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust /7/
 International Equity                      0.39%     0.24%     0.00%      0.00%       0.63%
 Omega                                     0.52%     0.19%     0.00%      0.00%       0.71%



 1 The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic Asset Allocation Portfolios invest, however, are subject to the administrative services fee. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST Cohen & Steers Realty: 1.45%; AST Goldman Sachs Mid-Cap
    Growth: 1.12%; AST JPMorgan International Equity: 1.01%; AST International
    Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett
    Bond-Debenture: 0.88%; AST MFS Growth: 1.35%; AST Marsico Capital
    Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value:
    1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST International
    Growth: 1.75%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Western Asset Core Plus Bond Portfolio expenses are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.
 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.
 7  The Total Annual Portfolio Operating Expenses excludes expense reductions.

                               EXPENSE EXAMPLES


 These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.


 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   . For each Sub-account charge, we deduct the current charge rather than any maximum charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
   . For the Optimum Plus example, the Credit applicable to the Annuity is 6.5% of the Purchase Payment**
   . For the Optimum Four example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total Purchase Payments made during the first four Annuity years
   . For the Optimum example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total Purchase Payment made during the first four Annuity years.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** The Credit that is applied to Purchase Payments received after the first
    Annuity Year is less than 6.5% (see "How do I Receive Credits?")

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

 If you surrender your annuity at the end of the applicable time period:


                                    1 yr  3 yrs  5 yrs  10 yrs
                  --------------------------------------------
                  OPTIMUM          $1,225 $2,228 $3,175 $5,274
                  --------------------------------------------
                  OPTIMUM FOUR     $1,368 $2,421 $2,959 $5,789
                  --------------------------------------------
                  OPTIMUM PLUS/ 2/ $1,488 $2,625 $3,643 $6,097
                  --------------------------------------------


 If you annuitize your annuity at the end of the applicable time period:/1/


                                    1 yr 3 yrs  5 yrs  10 yrs
                   ------------------------------------------
                   OPTIMUM           NA  $1,643 $2,725 $5,274
                   ------------------------------------------
                   OPTIMUM FOUR      NA  $1,791 $2,959 $5,789
                   ------------------------------------------
                   OPTIMUM PLUS/ 2/  NA      NA $3,067 $6,001
                   ------------------------------------------

 If you do not surrender your annuity at the end of the applicable time period:



                                    1 yr 3 yrs  5 yrs  10 yrs
                   ------------------------------------------
                   OPTIMUM          $550 $1,643 $2,725 $5,274
                   ------------------------------------------
                   OPTIMUM FOUR     $603 $1,791 $2,959 $5,789
                   ------------------------------------------
                   OPTIMUM PLUS/ 2/ $624 $1,857 $3,067 $6,001
                   ------------------------------------------


 1. If you own Optimum Plus, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.
 2. Optimum Plus Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please see the General Information section of this prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their families.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, GRO Plus 2008, Highest Daily GRO, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, are Appendix C - "Additional Information on Asset Allocation Programs." If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL's asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.


 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.




       ------------------------------------------------------------------
        LARGE   AST AllianceBernstein Core Value       AllianceBernstein
        CAP     Portfolio: seeks long-term capital           L.P.
        VALUE   growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
       ------------------------------------------------------------------
        LARGE   AST AllianceBernstein Growth &         AllianceBernstein
        CAP     Income Portfolio: seeks long-term            L.P.
        VALUE   growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
       ------------------------------------------------------------------

     ---------------------------------------------------------------------
       ASSET      AST Balanced Asset Allocation                AST
      ALLOCA-     Portfolio: seeks the highest             INVESTMENT
       TION/      potential total return consistent      SERVICES, INC.
      BALANCED    with its specified level of risk        & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced        LLC/
                  Series Trust Portfolios. Under           PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2015: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2015. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2018: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2018. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       FIXED      AST Bond Portfolio 2019: seeks the       Prudential
       INCOME     highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2019. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
     ---------------------------------------------------------------------
       ASSET      AST Capital Growth Asset Allocation          AST
      ALLOCA-     Portfolio: seeks the highest             INVESTMENT
       TION/      potential total return consistent      SERVICES, INC.
      BALANCED    with its specified level of risk        & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced        LLC/
                  Series Trust Portfolios. Under           PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%, and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
     ---------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs).
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
     ---------------------------------------------------------------------
       ASSET      AST Conservative Asset Allocation            AST
      ALLOCA-     Portfolio: seeks the highest             INVESTMENT
       TION/      potential total return consistent      SERVICES, INC.
      BALANCED    with its specified level of risk        & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced        LLC/
                  Series Trust Portfolios. Under           PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
     ---------------------------------------------------------------------

     ----------------------------------------------------------------------
       SMALL     AST Federated Aggressive Growth        Federated Equity
        CAP      Portfolio: seeks capital growth. The      Management
      GROWTH     Portfolio pursues its investment          Company of
                 objective by investing primarily in      Pennsylvania/
                 the stocks of small companies that     Federated Global
                 are traded on national security           Investment
                 exchanges, NASDAQ stock exchange and   Management Corp.;
                 the over-the-counter-market. Small      Federated MDTA
                 companies will be defined as                  LLC
                 companies with market
                 capitalizations similar to companies
                 in the Russell 2000 Growth Index.
     ----------------------------------------------------------------------
        MID      AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
        CAP      Portfolio: seeks long-term capital     Asset Management,
      GROWTH     growth. The Portfolio pursues its            L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
     ----------------------------------------------------------------------
      INTER-     AST International Growth Portfolio:     Marsico Capital
      NATIONAL   seeks long-term capital growth.        Management, LLC;
      EQUITY     Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
     ----------------------------------------------------------------------
      INTER-     AST International Value Portfolio:         LSV Asset
      NATIONAL   seeks long-term capital                   Management;
      EQUITY     appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
     ----------------------------------------------------------------------
       FIXED     AST Investment Grade Bond Portfolio:      Prudential
      INCOME     seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
      INTER-     AST JPMorgan International Equity         J.P. Morgan
      NATIONAL   Portfolio: seeks long-term capital        Investment
      EQUITY     growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
     ----------------------------------------------------------------------
       LARGE     AST Large-Cap Value Portfolio: seeks     Dreman Value
        CAP      current income and long-term growth     Management LLC;
       VALUE     of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
     ----------------------------------------------------------------------

      --------------------------------------------------------------------
       FIXED    AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
       INCOME   Portfolio: seeks high current income          LLC
                and the opportunity for capital
                appreciation to produce a high total
                return. The Portfolio invests, under
                normal circumstances, at least 80%
                of the value of its assets in fixed
                income securities. The Portfolio
                allocates its assets principally
                among fixed income securities in
                four market sectors: U.S. investment
                grade securities, U.S. high yield
                securities, foreign securities
                (including emerging market
                securities) and convertible
                securities. Under normal
                circumstances, the Portfolio invests
                in each of the four sectors
                described above. However, the
                Portfolio may invest substantially
                all of its assets in any one sector
                at any time, subject to the
                limitation that at least 20% of the
                Portfolio's net assets must be
                invested in any combination of
                investment grade debt securities,
                U.S. Government securities and cash
                equivalents. The Portfolio may also
                make significant investments in
                mortgage-backed securities. Although
                the Portfolio expects to maintain a
                weighted average maturity in the
                range of five to twelve years, there
                are no restrictions on the overall
                Portfolio or on individual
                securities. The Portfolio may invest
                up to 20% of its net assets in
                equity securities.
      --------------------------------------------------------------------
       LARGE    AST Marsico Capital Growth              Marsico Capital
        CAP     Portfolio: seeks capital growth.        Management, LLC
       GROWTH   Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
      --------------------------------------------------------------------
       LARGE    AST MFS Growth Portfolio: seeks          Massachusetts
        CAP     long-term capital growth and future,   Financial Services
       GROWTH   rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
      --------------------------------------------------------------------
        MID     AST Mid Cap Value Portfolio: seeks     EARNEST Partners
        CAP     to provide capital growth by              LLC; WEDGE
       VALUE    investing primarily in                      Capital
                mid-capitalization stocks that          Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
      --------------------------------------------------------------------
       FIXED    AST Money Market Portfolio: seeks         Prudential
       INCOME   high current income while                 Investment
                maintaining high levels of             Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
      --------------------------------------------------------------------
        MID     AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
        CAP     Portfolio: seeks capital growth.        Management Inc.
       GROWTH   Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
      --------------------------------------------------------------------

     ----------------------------------------------------------------------
        MID      AST Neuberger Berman Mid-Cap Value     Neuberger Berman
        CAP      Portfolio: seeks capital growth.        Management Inc.
       VALUE     Under normal market conditions, the
                 Portfolio invests at least 80% of
                 its net assets in the common stocks
                 of medium capitalization companies.
                 For purposes of the Portfolio,
                 companies with market
                 capitalizations that fall within the
                 range of the Russell Midcap(R) Index
                 at the time of investment are
                 considered medium capitalization
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies.
                 Under the Portfolio's value-oriented
                 investment approach, the subadviser
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ----------------------------------------------------------------------
       SMALL     AST Neuberger Berman Small-Cap         Neuberger Berman
        CAP      Growth Portfolio: seeks maximum         Management Inc.
      GROWTH     growth of investors' capital from a
                 portfolio of growth stocks of
                 smaller companies. The Portfolio
                 pursues its objective, under normal
                 circumstances, by primarily
                 investing at least 80% of its total
                 assets in the equity securities of
                 small-sized companies included in
                 the Russell 2000 Growth(R) Index.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Limited Maturity Bond        Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
     ----------------------------------------------------------------------
       FIXED     AST PIMCO Total Return Bond            Pacific Investment
      INCOME     Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities.
     ----------------------------------------------------------------------
       ASSET     AST Preservation Asset Allocation             AST
      ALLOCA-    Portfolio: seeks the highest              INVESTMENT
       TION/     potential total return consistent       SERVICES, INC.
      BALANCED   with its specified level of risk         & PRUDENTIAL
                 tolerance. The Portfolio will invest      INVESTMENTS
                 its assets in several other Advanced         LLC /
                 Series Trust Portfolios. Under            PRUDENTIAL
                 normal market conditions, the             INVESTMENTS
                 Portfolio will devote approximately           LLC
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Growth Portfolio:           Eagle Asset
        CAP      seeks long-term capital growth. The       Management;
      GROWTH     Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
     ----------------------------------------------------------------------
       SMALL     AST Small-Cap Value Portfolio: seeks      ClearBridge
        CAP      to provide long-term capital growth     Advisors, LLC;
       VALUE     by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
     ----------------------------------------------------------------------

    ------------------------------------------------------------------------
      FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
      INCOME     Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
    ------------------------------------------------------------------------
      LARGE      AST T. Rowe Price Large-Cap Growth       T. Rowe Price
       CAP       Portfolio: seeks long-term growth of    Associates, Inc.
      GROWTH     capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
    ------------------------------------------------------------------------
      FIXED      AST Western Asset Core Plus Bond         Western Asset
      INCOME     Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
    ------------------------------------------------------------------------
      INTER-     Evergreen VA International Equity:         Evergreen
     NATIONAL    seeks long-term capital growth and         Investment
      EQUITY     secondarily, modest income. The            Management
                 Portfolio will normally invest at         Company, LLC
                 least 80% of its assets in equity
                 securities issued by , in the
                 manager's opinion, established and
                 quality non-U.S. companies located
                 in countries with developed markets.
                 The Portfolio may purchase
                 securities across all market
                 capitalizations. The Portfolio
                 normally invests at least 65% of its
                 assets in securities of companies in
                 at least three countries (other than
                 the U.S.). The Portfolio may also
                 invest in emerging markets. The
                 Portfolio's managers seek both
                 growth and value opportunities For
                 growth investments, the Portfolio's
                 manager seeks, among other things,
                 good business models, good
                 management and growth in cash flows.
                 For value investments, the
                 Portfolio's manager seeks, among
                 other things, companies that are
                 undervalued in the marketplace
                 compared to their assets. The
                 Portfolio normally intends to seek
                 modest income from dividends paid by
                 its equity holdings. Other than cash
                 and cash equivalents, the Portfolio
                 intends to invest substantially all
                 of its assets in the securities of
                 non-U.S. issuers.
    ------------------------------------------------------------------------
     SPECIALTY   Evergreen VA Omega: seeks long-term        Evergreen
                 capital growth. The Portfolio              Investment
                 invests primarily, and under normal        Management
                 conditions substantially all of its       Company, LLC
                 assets, in common stocks of U.S.
                 companies across any market
                 capitalizations. The Portfolio's
                 manager employs a growth style of
                 equity management that seeks to
                 emphasizes companies with cash flow
                 growth, sustainable competitive
                 advantages, returns on invested
                 capital above their cost of capital
                 and the ability to manage for
                 profitable growth that can create
                 long-term value for shareholders.
    ------------------------------------------------------------------------


 WHAT ARE THE FIXED ALLOCATIONS?
 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time. We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.


 Fixed Allocations may not be available in all states. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-800-752-6342 to determine availability of Fixed Allocations in your state and for your annuity product.

                               FEES AND CHARGES


 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.


 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your

 Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-rated full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.


 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payment and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.


 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.

 Distribution Charge: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through Prudential Annuities' general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.


 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for Optimum and $10,000 for Optimum Plus and Optimum Four. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;

   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and

   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations

 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.


 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), or the greater of your current Account Value and the amount of your Purchase

 Payment(s) applied during the right to cancel period less any applicable federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date. Additional Purchase Payments are not permitted in certain states.


 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "The Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty
 Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Highest Daily Lifetime Five, Lifetime Five, Spousal Lifetime Five or the Guaranteed Minimum Withdrawal Benefit. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to Optimum
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to Optimum Four
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.00%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR CREDIT
                              -------------------
                                   1       6.50%
                                   2       5.00%
                                   3       4.00%
                                   4       3.00%
                                   5       2.00%
                                   6       1.00%
                                   7+      0.00%
                              -------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY? Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 Additional Purchase Payment in Annuity Year 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.


 The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:

   . any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back;
   . the amount available under the medically-related surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the medically-related surrender provision; and
   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.


 The Account Value may be substantially reduced if Prudential Annuities takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro-rata to the other investment options to which you transferred.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.



 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.


 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar
 Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.


 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).


 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?

 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily
 GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.


 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).


 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?").

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.


 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.


 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. In certain states the amount of any Market Value Adjustment may be limited under state law or regulation. If your Annuity is governed by the laws of that state, any Market Value Adjustment that applies will be subject to our rules for complying with such law or regulation.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)]/N365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example Of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365/ = [1.055/1.041]/2/ /= 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example Of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365 /= [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During The Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During The Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.

   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.

   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.


 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.


 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?

 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)


 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.


 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.


 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision; and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a medically-related surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above.


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;

   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and

   .   no additional Purchase Payments can be made to the Annuity

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make available annuity options that provide fixed annuity payments, or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"


 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3
 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.


 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.


 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. Certain states may have different requirements based on applicable laws.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain



 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;

..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or

..   providing spousal continuation of certain benefits.


 The "living benefits" that Prudential Annuities offers are the Guaranteed Return Option (GRO), the Guaranteed Return Option Plus (GRO Plus), Guaranteed Return Option Plus 2008 (GRO Plus 2008), the Highest Daily Guaranteed Return Option (Highest Daily GRO), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Lifetime Seven Income Benefit, and the Spousal Highest Daily Lifetime Seven Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 Here is a general description of each kind of living benefit that we offer under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.
..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
..   Guaranteed Minimum Withdrawal Benefit. This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime Seven benefit, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/)


 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect any other optional living benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.


 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

 The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.


       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

       . Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

 Any amounts added to your Annuity to support our guarantee under the program will be applied on a pro rata basis to the Sub-accounts (after first transferring any amounts held in the Fixed Allocations pro rata to the Sub-accounts and then, if necessary, reallocating those assets according to our asset allocation mechanism). If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.


 Withdrawals under your Annuity

 Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.


 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.


 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.


 Election of the Program
 The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

 Termination of the Program
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same Valuation Day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.





 Special Considerations under the Guaranteed Return Option Plus
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
   . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum
       Plus) may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.


 If you elect the Enhanced Guarantee under the program, and on the date you elect to step-up, the charges under the program have changed for new purchases, your program may be subject to the new charge level.


 GUARANTEED RETURN OPTION (GRO)(R)

 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. Certain terms and conditions may differ between jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect any other optional living benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

 The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value

 Under the GRO option, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. However, if when we add such an amount to your Annuity, all of your Account Value is allocated to the Fixed Allocations, then we will add the amount to the AST Money Market Portfolio Sub-account. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Withdrawals from your Annuity, while the program is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations. Systemic withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Market Value Adjustment that would apply.


 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation while you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.


 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.


 Election of the Program
 The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

 Restart of the Program
 Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.

 As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Program
 The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
   . Annuity Owners cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum
       Plus) or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

   . Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.

   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.

   . Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program

 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 GUARANTEED RETURN OPTION Plus 2008/SM/ (GRO Plus 2008/SM/)

 The GRO Plus 2008 benefit described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Upon our receipt of approval in a given State, we will offer only GRO Plus 2008 for new elections, rather than the existing versions of GRO. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit .

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date).

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

 The Remaining Limit is set to zero (0) for the balance of the first Annuity
 Year.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required allocation mechanism helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix G to this prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the asset transfer formula works as follows (please see Appendix
 G). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the base guarantee amount will equal the Account Value on that day. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the program, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under GRO Plus 2008
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.

   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 program. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO/SM/)

 The Highest Daily Guaranteed Return Option described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit or a prior version of GRO, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit .

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.

 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or GRO Plus 2008, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect Highest Daily GRO.

 You may cancel Highest Daily GRO at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the program, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under Highest Daily GRO
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO program. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect any other optional living benefit.

 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
   . If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum Plus).

   . If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum Plus).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

 If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under Optimum Plus).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12;
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER THE GMWB PROGRAM
   . In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount.
   . The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
   . Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount. We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
   . A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the
    GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.


 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE/SM/)

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Lifetime Five and elect another of our lifetime withdrawal benefits. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five program on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawal
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.


   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0
   . Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489


 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623
   .   Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947


 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.


 Currently, if you terminate the program, you generally will only be permitted to re-elect Lifetime Five or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any date on or after the next anniversary of the Issue Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE/SM/)

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five or elect another lifetime withdrawal benefit. (See "Election of and Designations under the Program" below for details) Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum Plus, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

   . If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of Withdrawals and Step-Up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:

 1) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on

    March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar Reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-Up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal - Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die.

 Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election: or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.


 Currently, if you terminate the program, you may, for certain optional benefits, be permitted to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.


 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.


 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5/SM/)

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.


 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.


 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:


 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-For-Dollar Reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:


   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Total Annual Income Amount                                    $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Total Annual Income Amount for future Annuity Years           $  5,915.49


 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to Optimum Plus).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.


                                Highest Quarterly Value
                                    (adjusted with       Adjusted Total Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2007       $118,000.00        $118,000.00              $5,900.00
August 6, 2007     $110,000.00        $112,885.55              $5,644.28
September 1, 2007  $112,000.00        $112,885.55              $5,644.28
December 1, 2007   $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
   . You cannot allocate Purchase Payments or transfer Account Value to a Fixed Allocation if you elect this benefit.
   . Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

   . The charge for Highest Daily Lifetime Five is 0.60% annually, assessed on a daily basis against the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.


 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. However, with respect to Optimum Plus, you may elect this benefit at the time you purchase your Annuity only if the CDSC schedule for Optimum Plus Annuities issued on or after November 20, 2006 applies. (See "Summary of Contract Fees and Charges" section of the Prospectus). We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions. However, for existing Owners of Optimum Plus whose Annuities are subject to the CDSC schedule for Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.


 Currently, if you terminate the Highest Daily Lifetime Five benefit, you
 (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.


 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee

 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:


 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage, (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage, (currently 77%) then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

      Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7/SM/)

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit, other than the Highest Daily Value Death Benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.



                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under The Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
   . You cannot allocate Purchase Payments or transfer Account Value to the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
   . The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or elect the Spousal Lifetime Five Benefit, the Lifetime Five Income Benefit, or the Spousal Highest Daily Lifetime Seven Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Spousal Highest Daily Lifetime Seven to elect Highest Daily Lifetime Seven only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond

 Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7/SM/)

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you will have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:



   Account Value before withdrawal                               $110,000.00
   Less amount of "non" excess withdrawal                        $  3,500.00
   Account Value immediately before excess withdrawal of $1,500  $106,500.00
   Excess withdrawal amount                                      $  1,500.00
   Divided by Account Value immediately before excess withdrawal $106,500.00
   Ratio                                                                1.41%
   Annual Income Amount                                          $  6,000.00
   Less ratio of 1.41%                                           $     84.51
   Annual Income Amount for future Annuity Years                 $  5,915.49



 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                Highest Quarterly Value
                                    (adjusted with          Adjusted Annual
                                withdrawal and Purchase Income Amount (5% of the
Date*             Account Value       Payments)**       Highest Quarterly Value)
-----             ------------- ----------------------- ------------------------
June 1, 2008       $118,000.00        $118,000.00              $5,900.00
August 6, 2008     $110,000.00        $112,885.55              $5,644.28
September 1, 2008  $112,000.00        $112,885.55              $5,644.28
December 1, 2008   $119,000.00        $119,000.00              $5,950.00



 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under The Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

 We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
   . You cannot allocate Purchase Payments or transfer Account Value to the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to elect and maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements.
   . The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or to elect the Lifetime Five Benefit, the Spousal Lifetime Five Benefit, or the Highest Daily Lifetime Seven Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, or Highest Daily Lifetime Seven to elect Spousal Highest Daily Lifetime Seven only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix H to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected

 (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT


 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT

 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum Plus, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)


 The basic Death Benefit is the greater of:
   . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.
   . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.

 With respect to Optimum Plus, the basic Death Benefit is reduced by the amount of any Credits applied within 12 months prior to the date of death.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.


 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. Certain terms and conditions may differ between jurisdictions once approved and if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, you are not permitted to elect an optional Death Benefit. With respect to Optimum Plus, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments.


 Investment Restrictions may apply if you elect certain optional death benefits.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit.

 If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation Of Enhanced Beneficiary Protection Optional Death Benefit If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less. Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this death benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Anniversary Value Death Benefit is not available if you elect "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. In addition, we reserve the right to require you to use certain asset allocation model(s) if you elect this Death Benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       Thecalculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of Optimum Plus, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) since such anniversary.

   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum Plus) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.


       The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of Optimum Plus) since such date.

   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?

 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.


 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.


 PRUDENTIAL ANNUITIES' ANNUITY REWARDS


 What is the Annuity Rewards Benefit?

 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:


       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Who is Eligible for the Annuity Rewards Benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ / of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.


 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.


 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any Exceptions to these Rules for Paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.


 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.


 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-Related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to Optimum and Optimum Plus: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. Please refer to your annuity contract for the applicable maximum Annuity Date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants
 We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types Of Tax-Favored Plans
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;

..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a
 public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions And Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by
    December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty For Early Withdrawals From Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 Erisa Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules For Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-Skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, Prudential Annuities markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615 .

 WHAT ARE SEPARATE ACCOUNTS?

 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of Prudential Annuities or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by Prudential Annuities. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.



 Separate Account B

 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.


 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D

 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.


 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.


 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $981,102. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.


 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.


 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms (including Linsco/Private Ledger, Corp.) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities products that were sold through the firm (or its affiliated broker-dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker-dealers).
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.

 Name of Firm:



 1717 Capital Management Co.              CFD Investments, Inc.                 GunnAllen Financial, Inc.
 1/st/ Global Capital Corporation         Citigroup Global Markets Inc          GWN Securities, Inc.
 A.G. Edwards & Sons                      City Securities Corporation           H&R Block Financial Advisors, Inc.
 Advantage Capital Corporation            Commonwealth Financial Group          H. Beck, Inc.
 AICPA                                    Commonwealth Financial Network        Hantz Financial Services, Inc.
 AIG Financial Advisors Inc               Contemporary Fin'l Solutions          Harbour Investments, Inc.
 Allegheny Investments LTD.               Crown Capital Securities, L.P.        Hazard & Siegel, Inc.
 Allegiant Securities LLC                 Cumberland Brokerage Corporation      HBW Securities
 Alliance Bernstein                       CUNA Brokerage                        Hornor, Townsend & Kent
 Alliance Financial Group, Inc.           CUSO Financial Services, L.P.         Huntington Investment Services
 Allianz                                  Deutsche                              ICC
 Allstate Financial Srvcs, LLC            EDI Financial                         IFMG Securities, Inc.
 Almax Financial Solutions, LLC           ePlanning Securities, Inc.            IMS Securities, Inc.
 Alternative Wealth Strategies            Equity Services, Inc.                 Independent Financial Group, LLC
 American General Securities, Inc.        Ferris Baker Watts, Inc               Infinex Investments Inc.
 AMERICAN PORTFOLIO FIN SVCS              FFP Securities, Inc.                  ING Financial Advisors, LLC
 INC                                      Financial Network Investments Corp.   ING Financial Partners, LLC
 Ameritas Investment Corp                 Financial Planning Consultants        Institutional Securities Corp.
 Arrowhead Investment Center              Financial West Group                  InterSecurities, Inc.
 Associated Securities                    Fintegra, LLC                         Invest Financial Corporation
 AXA Advisors                             First Allied Securities, Inc.         Investacorp
 BancorpSouth Investment Services, Inc.   First Financial Services              Investment Centers of America
 BB&T Investments                         First Heartland Capital, Inc.         Investment Management Corp
 BCG Securities, Inc.                     First Montauk Securities Corp.        Investment Planners, Inc.
 Benefit Funding Services Group           First Trust Portfolios                Investment Professionals
 Berthel Fisher & Company                 First Western Advisors                Investors Capital Corporation
 Brecek & Young Advisors, Inc.            Foothill Securities, Inc.             Investors Security Co, Inc.
 Broker Dealer Financial                  Fortune Financial Services, Inc.      ISG Equity Sales
 Brookstone Securities, Inc.              Founders Financial Securities         J.W. Cole Financial, Inc.
 Brookstreet Securities Corp.             Fox & Co. Investments, Inc.           Janney Montgomery Scott, LLC.
 Butler Freeman Tally Fn Gp LLC           Freedom Investors Corp.               JB Hanauer
 Cadaret, Grant & Co., Inc.               FSC Securities Corp                   Jefferson Pilot Securities Co.
 Calton & Associates, Inc                 FSIC                                  JJB Hilliard Lyons
 Cambridge Investment Research, Inc.      Garden State Securities, Inc.         Key Investment Services LLC
 Cantella & Co., Inc                      Gary Goldberg & Co.                   KMS FINANCIAL SERVICES, INC
 Capital Analysts                         Geneos Wealth Management, Inc.        Kovack Securities, Inc
 Capital Financial Services               Genworth Financial Securities         Leaders Group Inc.
 Capital Investment Group                 Corporation                           Legacy Advisors, LLC
 Capital One Investments                  Girard Securities, Inc.               Legacy Financial Services, Inc.
 Capital Securities Management            Goldman Sachs Asset Management        Legend Equities Corporation
 Centaurus Financial, Inc.                Great American Advisors, Inc.         Legend Securities, Inc.
-------------------------------------------------------------------------------------------------------------------

 Leonard & Company                   ProEquities, Inc                     SunAmerica Securities
 Lewis Financial Group, L.C.         Prospera Financial Svcs, Inc.        Sunset Financial Services, Inc
 Lincoln Financial Advisors          Pruco Securities                     SWS Financial Services, Inc
 Lincoln Investment Planning         Prudential Annuities                 Synergy Investment Group, LLC
 Linsco Private Ledger Corp          Prudential Financial                 T. Rowe Price Associates
 Lombard Securities Inc.             Prudential Securities Incorporated   TFS Securities, Inc.
 M Holdings Securities, Inc          QA3 Financial Corp.                  The Investment Center, Inc.
 Main Street Securities, LLC         Questar Capital Corporation          Tower Square Securities Inc
 MarketMax                           R. Seelaus & Co., Inc.               Transamerica Financial Advisors
 Medallion Investment Services       Rampart Financial Services Inc       Triad Advisors, Inc.
 MFS                                 Raymond James & Associates           Trustmont Financial Group, Inc.
 Michigan Securities, Inc.           Raymond James Financial Services     UBS Financial Services, Inc.
 MML Investors Services, Inc.        RBC Dain Rauscher                    United Planners Financial Services of
 Money Concepts Capital Corp.        Resource Horizon Group, LLC          America United Securities Alliance, Inc.
 Moors & Cabot, Inc                  Resource Marketing                   USA Financial Securities Corporation
 Morgan Keegan                       Rhodes Securities, Inc.              UVEST Financial Services Group, Inc.
 MTL Equity Products, Inc.           RNR Securities, L.L.C.               Valley National Investments, Inc.
 Multi Financial Securities Corp.    Robert W. Baird & Co., Inc.          Veritrust Financial LLC
 Mutual Service Corporation          Royal Alliance                       VSR Financial Services, Inc.
 Mutual Trust Co. of America Sec     Ryan Beck & Co, Inc.                 Wachovia Bank
 National Planning Corporation       Rydex Distributors Inc               Wachovia Wirehouse
 Neuberger/Berman                    SAIC                                 Wall Street Financial Group
 New England Securities              Sammons Securities                   Walnut Street Securities
 Next Financial Group, Inc.          Saunders Discount Brokerage          Waterstone Financial Group Inc
 NFP Securities, Inc.                Scottsdale Capital Advisors          Waterstone Investor Services
 North Ridge Securities Corp.        Securian Financial Services, Inc.    Webster Investment Services, Inc.
 Oppenheimer & Co, Inc.              Securities America, Inc.             Wellstone Securities, LLC
 Pacific West Securities, Inc.       Securities Service Network           Westcom Financial Services
 Packerland Brokerage Svcs, Inc      Sentra/Spelman                       Wilbanks Securities, Inc.
 Partnervest Securities, Inc.        Sigma Financial Corporation          Williams Financial Group
 Paulson Investment Company, Inc.    Signator Investor, Inc               Woodbury Financial Services, Inc.
 Planmember Securities Corporation   SII Investments, Inc.                World Choice Securities, Inc.
 PNC Investment                      Silver Oaks Securities               World Equity Group, Inc.
 Preferred Financial Group           Stanford Group Company               World Group Securities, Inc.
 Presidential Brokerage              Stifel Nicolaus & Co., Inc.          Worth Financial Group, Inc.
 PrimeVest Financial Services        Summit Brokerage Services, Inc       WRP Investments, Inc.
 Principal Financial Group           Summit Equities, Incorporated        Your Money Matters Brokerage
-------------------------------------------------------------------------------------------------------------------



 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities.


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

 Prudential Annuities publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Prudential Annuities that is annually audited by an independent registered public accounting firm. Prudential Annuities' annual report for the year ended December 31, 2007, together with subsequent periodic reports that Prudential Annuities files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Prudential Annuities annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at Prudential Annuities - Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for Prudential Annuities is 33-44202. You may read and copy any filings made by Prudential Annuities with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

 FINANCIAL STATEMENTS

 The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.


 HOW TO CONTACT US
 You can contact us by:

..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities - Variable
    Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail Prudential Annuities - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at www. prudentialannuities.com.

..   accessing information about your Annuity through our Internet Website at www. prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.


 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.


 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.


 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 Commencing in 2003, we received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by us and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by us to the authorities investigating our companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, we believe these discussions are likely to lead to settlements with these authorities by us or our affiliates. Any regulatory settlement involving us and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial, Inc. purchased Prudential Annuities and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to us and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to May 2007, thirty complaints were filed in 17/th/ Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases, the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against Prudential Annuities ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:


 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
   Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

                           ACCUMULATION UNIT VALUES

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities' Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

 Unit Prices And Numbers Of Units: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2008.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.


                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2000 to 12/31/2000                                           $8.99             33,897
    1/1/2001 to 12/31/2001                          $8.99            $6.86            136,976
    1/1/2002 to 12/31/2002                          $6.86            $5.53            153,652
    1/1/2003 to 12/31/2003                          $5.53            $7.13            362,254
    1/1/2004 to 12/31/2004                          $7.13            $8.24            553,542
    1/1/2005 to 12/31/2005                          $8.24            $9.04          1,051,557
    1/1/2006 to 12/31/2006                          $9.04           $10.96          1,002,727
    1/1/2007 to 12/31/2007                         $10.96           $11.84            985,495
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2000 to 12/31/2000                                          $18.68              6,782
    1/1/2001 to 12/31/2001                         $18.68           $14.10              5,277
    1/1/2002 to 12/31/2002                         $14.10           $10.35              7,064
    1/1/2003 to 12/31/2003                         $10.35           $14.32          1,166,396
    1/1/2004 to 12/31/2004                         $14.32           $16.42          1,953,908
    1/1/2005 to 12/31/2005                         $16.42           $18.90          2,113,594
    1/1/2006 to 12/31/2006                         $18.90           $22.58          1,664,525
    1/1/2007 to 12/31/2007                         $22.58           $26.55          1,428,930

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST International Value
    1/1/2000 to 12/31/2000                                    $8.08             20,311
    1/1/2001 to 12/31/2001                   $8.08            $5.41             29,954
    1/1/2002 to 12/31/2002                   $5.41            $4.43             32,967
    1/1/2003 to 12/31/2003                   $4.43            $5.86             91,736
    1/1/2004 to 12/31/2004                   $5.86            $7.01            233,045
    1/1/2005 to 12/31/2005                   $7.01            $7.87            402,497
    1/1/2006 to 12/31/2006                   $7.87            $9.90            593,098
    1/1/2007 to 12/31/2007                   $9.90           $11.52            794,549
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2000 to 12/31/2000                                   $20.25                978
    1/1/2001 to 12/31/2001                  $20.25           $18.70              2,439
    1/1/2002 to 12/31/2002                  $18.70           $12.12              6,331
    1/1/2003 to 12/31/2003                  $12.12           $17.38            145,364
    1/1/2004 to 12/31/2004                  $17.38           $15.97            107,136
    1/1/2005 to 12/31/2005                  $15.97           $16.00            126,824
    1/1/2006 to 12/31/2006                  $16.00           $17.80            111,114
    1/1/2007 to 12/31/2007                  $17.80           $18.83            118,021
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2000 to 12/31/2000                                    $9.17             35,743
    1/1/2001 to 12/31/2001                   $9.17            $6.48             41,602
    1/1/2002 to 12/31/2002                   $6.48            $4.71             44,611
    1/1/2003 to 12/31/2003                   $4.71            $6.86            258,089
    1/1/2004 to 12/31/2004                   $6.86            $7.41            293,384
    1/1/2005 to 12/31/2005                   $7.41            $7.35            267,925
    1/1/2006 to 12/31/2006                   $7.35            $7.82            344,893
    1/1/2007 to 12/31/2007                   $7.82            $9.17            382,635
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2000 to 12/31/2000                                    $9.08                243
    1/1/2001 to 12/31/2001                   $9.08            $7.12             10,912
    1/1/2002 to 12/31/2002                   $7.12            $4.98             25,040
    1/1/2003 to 12/31/2003                   $4.98            $8.33            859,909
    1/1/2004 to 12/31/2004                   $8.33           $10.12          1,169,995
    1/1/2005 to 12/31/2005                  $10.12           $10.94          1,386,930
    1/1/2006 to 12/31/2006                  $10.94           $12.20          1,165,926
    1/1/2007 to 12/31/2007                  $12.20           $13.39          1,078,773
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2000 to 12/31/2000                                   $11.41             15,339
    1/1/2001 to 12/31/2001                  $11.41           $12.06             33,608
    1/1/2002 to 12/31/2002                  $12.06           $10.79             66,744
    1/1/2003 to 12/31/2003                  $10.79           $14.47            962,965
    1/1/2004 to 12/31/2004                  $14.47           $16.64          1,293,786
    1/1/2005 to 12/31/2005                  $16.64           $17.52          1,484,712
    1/1/2006 to 12/31/2006                  $17.52           $20.77          1,198,255
    1/1/2007 to 12/31/2007                  $20.77           $19.36          1,176,566
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2000 to 12/31/2000                                    $7.03              2,473
    1/1/2001 to 12/31/2001                   $7.03            $4.15             17,882
    1/1/2002 to 12/31/2002                   $4.15            $2.98             28,812
    1/1/2003 to 12/31/2003                   $2.98            $3.87          1,535,565
    1/1/2004 to 12/31/2004                   $3.87            $4.44          2,232,502
    1/1/2005 to 12/31/2005                   $4.44            $4.60          2,666,933
    1/1/2006 to 12/31/2006                   $4.60            $4.83          2,231,991
    1/1/2007 to 12/31/2007                   $4.83            $5.69          2,097,846

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2000 to 12/31/2000                                    $12.13             16,574
    1/1/2001 to 12/31/2001                   $12.13           $11.62             56,219
    1/1/2002 to 12/31/2002                   $11.62           $10.26             69,657
    1/1/2003 to 12/31/2003                   $10.26           $13.82            781,348
    1/1/2004 to 12/31/2004                   $13.82           $16.76          1,116,503
    1/1/2005 to 12/31/2005                   $16.76           $18.55          1,303,740
    1/1/2006 to 12/31/2006                   $18.55           $20.28          1,086,861
    1/1/2007 to 12/31/2007                   $20.28           $20.66            975,347
---------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2000 to 12/31/2000                                     $8.46             97,356
    1/1/2001 to 12/31/2001                    $8.46            $7.12            106,762
    1/1/2002 to 12/31/2002                    $7.12            $4.86            106,056
    1/1/2003 to 12/31/2003                    $4.86            $5.93            263,698
    1/1/2004 to 12/31/2004                    $5.93            $6.19            326,194
    1/1/2005 to 12/31/2005                    $6.19            $7.12            512,012
    1/1/2006 to 12/31/2006                    $7.12            $7.43            608,747
    1/1/2007 to 12/31/2007                    $7.43            $7.94            919,355
---------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2000 to 12/31/2000                                     $9.68              3,089
    1/1/2001 to 12/31/2001                    $9.68            $7.48             47,656
    1/1/2002 to 12/31/2002                    $7.48            $5.31            112,701
    1/1/2003 to 12/31/2003                    $5.31            $6.44            893,170
    1/1/2004 to 12/31/2004                    $6.44            $7.04            791,823
    1/1/2005 to 12/31/2005                    $7.04            $7.39          1,025,239
    1/1/2006 to 12/31/2006                    $7.39            $8.01            758,550
    1/1/2007 to 12/31/2007                    $8.01            $9.10            686,498
---------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2000 to 12/31/2000                                    $10.09            114,992
    1/1/2001 to 12/31/2001                   $10.09            $7.80            182,904
    1/1/2002 to 12/31/2002                    $7.80            $6.50            228,033
    1/1/2003 to 12/31/2003                    $6.50            $8.46          4,075,719
    1/1/2004 to 12/31/2004                    $8.46            $9.67          5,717,404
    1/1/2005 to 12/31/2005                    $9.67           $10.20          7,048,021
    1/1/2006 to 12/31/2006                   $10.20           $10.80          5,983,458
    1/1/2007 to 12/31/2007                   $10.80           $12.26          5,638,342
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2000 to 12/31/2000                                        --                 --
    1/1/2001 to 12/31/2001                                    $10.05             18,453
    1/1/2002 to 12/31/2002                   $10.05            $8.61             82,054
    1/1/2003 to 12/31/2003                    $8.61           $10.91            453,569
    1/1/2004 to 12/31/2004                   $10.91           $12.28            603,508
    1/1/2005 to 12/31/2005                   $12.28           $12.79            635,232
    1/1/2006 to 12/31/2006                   $12.79           $15.33            815,109
    1/1/2007 to 12/31/2007                   $15.33           $14.60            776,427
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2000 to 12/31/2000                                    $10.53             34,439
    1/1/2001 to 12/31/2001                   $10.53           $10.35            205,232
    1/1/2002 to 12/31/2002                   $10.35            $7.84            142,152
    1/1/2003 to 12/31/2003                    $7.84           $10.25          3,076,626
    1/1/2004 to 12/31/2004                   $10.25           $11.24          4,119,501
    1/1/2005 to 12/31/2005                   $11.24           $11.63          5,200,126
    1/1/2006 to 12/31/2006                   $11.63           $13.46          3,863,961
    1/1/2007 to 12/31/2007                   $13.46           $13.98          3,567,122

                                                                       Number of
                                   Accumulation     Accumulation      Accumulation
                                   Unit Value at    Unit Value at Units Outstanding at
                                Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2000 to 12/31/2000                             $10.32              8,596
    1/1/2001 to 12/31/2001            $10.32            $9.31             44,212
    1/1/2002 to 12/31/2002             $9.31            $7.59             44,419
    1/1/2003 to 12/31/2003             $7.59            $8.99            204,589
    1/1/2004 to 12/31/2004             $8.99           $10.25            417,314
    1/1/2005 to 12/31/2005            $10.25           $10.77            694,885
    1/1/2006 to 12/31/2006            $10.77           $12.60            680,203
    1/1/2007 to 12/31/2007            $12.60           $12.07            680,350
--------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2000 to 12/31/2000                             $10.70                 --
    1/1/2001 to 12/31/2001            $10.70           $10.84             16,390
    1/1/2002 to 12/31/2002            $10.84           $12.32             36,987
    1/1/2003 to 12/31/2003            $12.32           $13.73            289,862
    1/1/2004 to 12/31/2004            $13.73           $14.73            657,913
    1/1/2005 to 12/31/2005            $14.73           $13.89            938,585
    1/1/2006 to 12/31/2006            $13.89           $14.58            836,914
    1/1/2007 to 12/31/2007            $14.58           $15.79            874,210
--------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2000 to 12/31/2000                             $10.13                425
    1/1/2001 to 12/31/2001            $10.13           $10.30             16,628
    1/1/2002 to 12/31/2002            $10.30           $10.22             43,077
    1/1/2003 to 12/31/2003            $10.22           $11.98            814,135
    1/1/2004 to 12/31/2004            $11.98           $12.71          1,012,739
    1/1/2005 to 12/31/2005            $12.71           $12.69          1,294,706
    1/1/2006 to 12/31/2006            $12.69           $13.76          1,196,608
    1/1/2007 to 12/31/2007            $13.76           $14.42          1,051,089
--------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2000 to 12/31/2000                             $10.97             37,918
    1/1/2001 to 12/31/2001            $10.97           $11.80            275,317
    1/1/2002 to 12/31/2002            $11.80           $12.72            362,294
    1/1/2003 to 12/31/2003            $12.72           $13.23          2,301,863
    1/1/2004 to 12/31/2004            $13.23           $13.72          3,074,732
    1/1/2005 to 12/31/2005            $13.72           $13.88          1,924,370
    1/1/2006 to 12/31/2006            $13.88           $14.22          2,004,498
    1/1/2007 to 12/31/2007            $14.22           $15.21          2,344,694
--------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2000 to 12/31/2000                             $10.59              1,940
    1/1/2001 to 12/31/2001            $10.59           $11.29            112,948
    1/1/2002 to 12/31/2002            $11.29           $10.09             38,260
    1/1/2003 to 12/31/2003            $10.09           $12.08            956,856
    1/1/2004 to 12/31/2004            $12.08           $12.18          2,189,975
    1/1/2005 to 12/31/2005            $12.18           $12.22          2,996,257
    1/1/2006 to 12/31/2006            $12.22           $12.53          2,687,532
    1/1/2007 to 12/31/2007            $12.53           $13.21          2,594,813
--------------------------------------------------------------------------------------
AST Money Market
    1/1/2000 to 12/31/2000                             $10.32             29,567
    1/1/2001 to 12/31/2001            $10.32           $10.57            179,509
    1/1/2002 to 12/31/2002            $10.57           $10.57            403,604
    1/1/2003 to 12/31/2003            $10.57           $10.51          1,245,396
    1/1/2004 to 12/31/2004            $10.51           $10.46          1,663,940
    1/1/2005 to 12/31/2005            $10.46           $10.62          3,179,376
    1/1/2006 to 12/31/2006            $10.62           $10.96          3,505,960
    1/1/2007 to 12/31/2007            $10.96           $11.36          4,361,361

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2000 to 12/31/2000                                            --                --
    1/1/2001 to 12/31/2001                                            --                --
    1/1/2002 to 12/31/2002                           --               --                --
    1/1/2003 to 12/31/2003                           --           $10.46            24,847
    1/1/2004 to 12/31/2004                       $10.46           $12.31            62,400
    1/1/2005 to 12/31/2005                       $12.31           $14.10           130,750
    1/1/2006 to 12/31/2006                       $14.10           $17.15           182,002
    1/1/2007 to 12/31/2007                       $17.15           $19.47           167,896
-------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2000 to 12/31/2000                                            --                --
    1/1/2001 to 12/31/2001                                         $9.04                --
    1/1/2002 to 12/31/2002                        $9.04               --                --
    1/1/2003 to 12/31/2003                           --            $9.21            15,743
    1/1/2004 to 12/31/2004                        $9.21            $9.75            26,849
    1/1/2005 to 12/31/2005                        $9.75           $10.00            18,356
    1/1/2006 to 12/31/2006                       $10.00           $10.47            19,700
    1/1/2007 to 12/31/2007                       $10.47           $11.58            38,907
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.98            48,832



 *  Denotes the start date of these sub-accounts.

                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2000 to 12/31/2000                                              --              --
    1/1/2001 to 12/31/2001                                              --              --
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.57               0
    1/1/2006 to 12/31/2006                         $10.57           $12.64               0
    1/1/2007 to 12/31/2007                         $12.64           $13.47               0
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2000 to 12/31/2000                                              --              --
    1/1/2001 to 12/31/2001                                              --              --
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $11.20               0
    1/1/2006 to 12/31/2006                         $11.20           $13.19               0
    1/1/2007 to 12/31/2007                         $13.19           $15.30               0

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST International Value
    1/1/2000 to 12/31/2000                                       --              --
    1/1/2001 to 12/31/2001                                       --              --
    1/1/2002 to 12/31/2002                                       --              --
    1/1/2003 to 12/31/2003                      --               --              --
    1/1/2004 to 12/31/2004                      --               --              --
    1/1/2005 to 12/31/2005                      --           $10.62               0
    1/1/2006 to 12/31/2006                  $10.62           $13.19               0
    1/1/2007 to 12/31/2007                  $13.19           $15.13               0
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2000 to 12/31/2000                                       --              --
    1/1/2001 to 12/31/2001                                       --              --
    1/1/2002 to 12/31/2002                                       --              --
    1/1/2003 to 12/31/2003                      --               --              --
    1/1/2004 to 12/31/2004                      --               --              --
    1/1/2005 to 12/31/2005                      --           $10.35               0
    1/1/2006 to 12/31/2006                  $10.35           $11.35               0
    1/1/2007 to 12/31/2007                  $11.35           $11.84               0
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2000 to 12/31/2000                                       --              --
    1/1/2001 to 12/31/2001                                       --              --
    1/1/2002 to 12/31/2002                                       --              --
    1/1/2003 to 12/31/2003                      --               --              --
    1/1/2004 to 12/31/2004                      --               --              --
    1/1/2005 to 12/31/2005                      --           $10.23               0
    1/1/2006 to 12/31/2006                  $10.23           $10.74               0
    1/1/2007 to 12/31/2007                  $10.74           $12.41               0
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2000 to 12/31/2000                                       --              --
    1/1/2001 to 12/31/2001                                       --              --
    1/1/2002 to 12/31/2002                                       --              --
    1/1/2003 to 12/31/2003                      --               --              --
    1/1/2004 to 12/31/2004                      --               --              --
    1/1/2005 to 12/31/2005                      --           $10.87               0
    1/1/2006 to 12/31/2006                  $10.87           $11.96               0
    1/1/2007 to 12/31/2007                  $11.96           $12.95               0
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2000 to 12/31/2000                                       --              --
    1/1/2001 to 12/31/2001                                       --              --
    1/1/2002 to 12/31/2002                                       --              --
    1/1/2003 to 12/31/2003                      --               --              --
    1/1/2004 to 12/31/2004                      --               --              --
    1/1/2005 to 12/31/2005                      --           $10.56               0
    1/1/2006 to 12/31/2006                  $10.56           $12.35               0
    1/1/2007 to 12/31/2007                  $12.35           $11.35               0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.49               0
    1/1/2006 to 12/31/2006               $10.49           $10.86               0
    1/1/2007 to 12/31/2007               $10.86           $12.63               0
-----------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.80               0
    1/1/2006 to 12/31/2006               $10.80           $11.65               0
    1/1/2007 to 12/31/2007               $11.65           $11.70               0
-----------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $12.02               0
    1/1/2006 to 12/31/2006               $12.02           $12.37               0
    1/1/2007 to 12/31/2007               $12.37           $13.04               0
-----------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.67               0
    1/1/2006 to 12/31/2006               $10.67           $11.40               0
    1/1/2007 to 12/31/2007               $11.40           $12.78               0
-----------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.82               0
    1/1/2006 to 12/31/2006               $10.82           $11.30               0
    1/1/2007 to 12/31/2007               $11.30           $12.65               0
-----------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2000 to 12/31/2000                                    --              --
    1/1/2001 to 12/31/2001                                    --              --
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.23               0
    1/1/2006 to 12/31/2006               $10.23           $12.09               0
    1/1/2007 to 12/31/2007               $12.09           $11.36               0

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.18               0
    1/1/2006 to 12/31/2006                   $10.18           $11.63               0
    1/1/2007 to 12/31/2007                   $11.63           $11.91               0
---------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.47               0
    1/1/2006 to 12/31/2006                   $10.47           $12.08               0
    1/1/2007 to 12/31/2007                   $12.08           $11.42               0
---------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.37               0
    1/1/2006 to 12/31/2006                    $9.37            $9.70               0
    1/1/2007 to 12/31/2007                    $9.70           $10.36               0
---------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.87               0
    1/1/2006 to 12/31/2006                    $9.87           $10.56               0
    1/1/2007 to 12/31/2007                   $10.56           $10.91               0
---------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.07               0
    1/1/2006 to 12/31/2006                   $10.07           $10.17               0
    1/1/2007 to 12/31/2007                   $10.17           $10.73               0
---------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.98               0
    1/1/2006 to 12/31/2006                    $9.98           $10.09               0
    1/1/2007 to 12/31/2007                   $10.09           $10.49               0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2000 to 12/31/2000                                            --              --
    1/1/2001 to 12/31/2001                                            --              --
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.02               0
    1/1/2006 to 12/31/2006                       $10.02           $10.21               0
    1/1/2007 to 12/31/2007                       $10.21           $10.43               0
-------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2000 to 12/31/2000                                            --              --
    1/1/2001 to 12/31/2001                                            --              --
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.92               0
    1/1/2006 to 12/31/2006                       $10.92           $13.09               0
    1/1/2007 to 12/31/2007                       $13.09           $14.67               0
-------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2000 to 12/31/2000                                            --              --
    1/1/2001 to 12/31/2001                                            --              --
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.53               0
    1/1/2006 to 12/31/2006                       $10.53           $10.87               0
    1/1/2007 to 12/31/2007                       $10.87           $11.86               0
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.97               0



 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                           $8.56          2,569,506
    1/1/2003 to 12/31/2003                          $8.56           $11.00          2,415,394
    1/1/2004 to 12/31/2004                         $11.00           $12.67          3,227,381
    1/1/2005 to 12/31/2005                         $12.67           $13.84          5,621,836
    1/1/2006 to 12/31/2006                         $13.84           $16.71          4,715,269
    1/1/2007 to 12/31/2007                         $16.71           $17.98          4,504,935

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                    $9.72             835,523
    1/1/2003 to 12/31/2003                   $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                  $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                  $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                  $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                  $20.87           $24.43           8,347,423
--------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                    $8.19             269,995
    1/1/2003 to 12/31/2003                   $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                  $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                  $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                  $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                  $18.00           $20.85           4,044,519
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                    $6.92           1,970,250
    1/1/2003 to 12/31/2003                   $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                   $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                   $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                   $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                  $10.01           $10.55           1,740,242
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.67             639,695
    1/1/2003 to 12/31/2003                   $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                  $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                  $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                  $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                  $12.53           $14.63           1,215,825
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                    $7.64           1,255,415
    1/1/2003 to 12/31/2003                   $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                  $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                  $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                  $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                  $18.43           $20.16           4,026,646
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.30           6,141,523
    1/1/2003 to 12/31/2003                   $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                  $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                  $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                  $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                  $17.61           $16.34           8,130,632
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.97           1,273,118
    1/1/2003 to 12/31/2003                   $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                  $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                  $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                  $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                  $12.71           $14.92           3,918,725

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                     $8.96           5,118,558
    1/1/2003 to 12/31/2003                    $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                   $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                   $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                   $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                   $17.42           $17.67           8,191,847
---------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                     $7.46           1,869,353
    1/1/2003 to 12/31/2003                    $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                    $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                    $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                   $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                   $11.23           $11.96           5,137,246
---------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                     $7.58           2,930,432
    1/1/2003 to 12/31/2003                    $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                    $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                    $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                   $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                   $11.25           $12.73           3,902,210
---------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                     $8.32          10,144,317
    1/1/2003 to 12/31/2003                    $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                   $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                   $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                   $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                   $13.59           $15.36          23,963,028
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                     $8.76           6,005,922
    1/1/2003 to 12/31/2003                    $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                   $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                   $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                   $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                   $15.34           $14.55           4,469,636
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                     $8.06           6,667,373
    1/1/2003 to 12/31/2003                    $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                   $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                   $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                   $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                   $13.62           $14.08          19,997,748
---------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                     $8.34           2,110,071
    1/1/2003 to 12/31/2003                    $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                    $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                   $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                   $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                   $13.62           $13.00           4,973,375

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                        $11.34           1,739,313
    1/1/2003 to 12/31/2003                       $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                       $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                       $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                       $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                       $13.21           $14.24           6,452,566
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                         $9.94           4,146,530
    1/1/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                        $10.57          20,544,075
    1/1/2003 to 12/31/2003                       $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                       $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                       $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                       $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                       $11.63           $12.39          21,645,194
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                        $10.34          11,274,642
    1/1/2003 to 12/31/2003                       $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                       $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                       $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                       $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                       $10.76           $11.31          20,392,150
-------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                         $9.96          36,255,772
    1/1/2003 to 12/31/2003                        $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                        $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                        $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                        $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                       $10.16           $10.48          56,111,128
-------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                         $8.15             113,389
    1/1/2003 to 12/31/2003                        $8.15           $11.65             189,143
    1/1/2004 to 12/31/2004                       $11.65           $13.66             414,631
    1/1/2005 to 12/31/2005                       $13.66           $15.59             689,816
    1/1/2006 to 12/31/2006                       $15.59           $18.88           1,081,552
    1/1/2007 to 12/31/2007                       $18.88           $21.35           1,401,663
-------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                         $7.78              39,943
    1/1/2003 to 12/31/2003                        $7.78           $10.71             404,789
    1/1/2004 to 12/31/2004                       $10.71           $11.29             570,123
    1/1/2005 to 12/31/2005                       $11.29           $11.53             281,775
    1/1/2006 to 12/31/2006                       $11.53           $12.03             241,307
    1/1/2007 to 12/31/2007                       $12.03           $13.24             249,298
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.98             213,630



 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                 ACCUMULATION UNIT VALUES: With LT5, HDV & EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.53               0
    1/1/2006 to 12/31/2006                         $10.53           $12.55               0
    1/1/2007 to 12/31/2007                         $12.55           $13.32               0
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $11.16               0
    1/1/2006 to 12/31/2006                         $11.16           $13.10               0
    1/1/2007 to 12/31/2007                         $13.10           $15.12               0
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.59               0
    1/1/2006 to 12/31/2006                         $10.59           $13.09               0
    1/1/2007 to 12/31/2007                         $13.09           $14.95               0
---------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.31               0
    1/1/2006 to 12/31/2006                         $10.31           $11.27               0
    1/1/2007 to 12/31/2007                         $11.27           $11.71               0
---------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.20               0
    1/1/2006 to 12/31/2006                         $10.20           $10.66               0
    1/1/2007 to 12/31/2007                         $10.66           $12.27               0
---------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.84               0
    1/1/2006 to 12/31/2006                         $10.84           $11.87               0
    1/1/2007 to 12/31/2007                         $11.87           $12.80               0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.53               0
    1/1/2006 to 12/31/2006               $10.53           $12.26               0
    1/1/2007 to 12/31/2007               $12.26           $11.22               0
-----------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.46               0
    1/1/2006 to 12/31/2006               $10.46           $10.78               0
    1/1/2007 to 12/31/2007               $10.78           $12.48               0
-----------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.76               0
    1/1/2006 to 12/31/2006               $10.76           $11.56               0
    1/1/2007 to 12/31/2007               $11.56           $11.57               0
-----------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $11.98               0
    1/1/2006 to 12/31/2006               $11.98           $12.28               0
    1/1/2007 to 12/31/2007               $12.28           $12.89               0
-----------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.64               0
    1/1/2006 to 12/31/2006               $10.64           $11.32               0
    1/1/2007 to 12/31/2007               $11.32           $12.63               0
-----------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.78               0
    1/1/2006 to 12/31/2006               $10.78           $11.21               0
    1/1/2007 to 12/31/2007               $11.21           $12.50               0
-----------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.20               0
    1/1/2006 to 12/31/2006               $10.20           $12.00               0
    1/1/2007 to 12/31/2007               $12.00           $11.22               0

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.15               0
    1/1/2006 to 12/31/2006                   $10.15           $11.55               0
    1/1/2007 to 12/31/2007                   $11.55           $11.77               0
---------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.44               0
    1/1/2006 to 12/31/2006                   $10.44           $11.99               0
    1/1/2007 to 12/31/2007                   $11.99           $11.29               0
---------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.34               0
    1/1/2006 to 12/31/2006                    $9.34            $9.63               0
    1/1/2007 to 12/31/2007                    $9.63           $10.24               0
---------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.84               0
    1/1/2006 to 12/31/2006                    $9.84           $10.48               0
    1/1/2007 to 12/31/2007                   $10.48           $10.78               0
---------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.04               0
    1/1/2006 to 12/31/2006                   $10.04           $10.10               0
    1/1/2007 to 12/31/2007                   $10.10           $10.61               0
---------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.94               0
    1/1/2006 to 12/31/2006                    $9.94           $10.01               0
    1/1/2007 to 12/31/2007                   $10.01           $10.37               0
---------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --            $9.99               0
    1/1/2006 to 12/31/2006                    $9.99           $10.13               0
    1/1/2007 to 12/31/2007                   $10.13           $10.31               0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.88               0
    1/1/2006 to 12/31/2006                       $10.88           $13.00               0
    1/1/2007 to 12/31/2007                       $13.00           $14.50               0
-------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.50               0
    1/1/2006 to 12/31/2006                       $10.50           $10.79               0
    1/1/2007 to 12/31/2007                       $10.79           $11.72               0
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.96               0



 *  Denotes the start date of these sub-accounts.

                                  Optimum Plus
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                           $8.56           2,569,506
    1/1/2003 to 12/31/2003                          $8.56           $11.00           2,415,394
    1/1/2004 to 12/31/2004                         $11.00           $12.67           3,227,381
    1/1/2005 to 12/31/2005                         $12.67           $13.84           5,621,836
    1/1/2006 to 12/31/2006                         $13.84           $16.71           4,715,269
    1/1/2007 to 12/31/2007                         $16.71           $17.98           4,504,935
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                           $9.72             835,523
    1/1/2003 to 12/31/2003                          $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                         $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                         $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                         $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                         $20.87           $24.43           8,347,423
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                           $8.19             269,995
    1/1/2003 to 12/31/2003                          $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                         $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                         $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                         $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                         $18.00           $20.85           4,044,519

                                                                             Number of
                                         Accumulation     Accumulation      Accumulation
                                         Unit Value at    Unit Value at Units Outstanding at
                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                    $6.92           1,970,250
    1/1/2003 to 12/31/2003                   $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                   $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                   $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                   $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                  $10.01           $10.55           1,740,242
--------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.67             639,695
    1/1/2003 to 12/31/2003                   $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                  $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                  $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                  $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                  $12.53           $14.63           1,215,825
--------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                    $7.64           1,255,415
    1/1/2003 to 12/31/2003                   $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                  $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                  $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                  $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                  $18.43           $20.16           4,026,646
--------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    $9.30           6,141,523
    1/1/2003 to 12/31/2003                   $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                  $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                  $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                  $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                  $17.61           $16.34           8,130,632
--------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.97           1,273,118
    1/1/2003 to 12/31/2003                   $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                  $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                  $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                  $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                  $12.71           $14.92           3,918,725
--------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                    $8.96           5,118,558
    1/1/2003 to 12/31/2003                   $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                  $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                  $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                  $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                  $17.42           $17.67           8,191,847
--------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    $7.46           1,869,353
    1/1/2003 to 12/31/2003                   $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                   $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                   $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                  $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                  $11.23           $11.96           5,137,246

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                     $7.58           2,930,432
    1/1/2003 to 12/31/2003                    $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                    $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                    $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                   $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                   $11.25           $12.73           3,902,210
---------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                     $8.32          10,144,317
    1/1/2003 to 12/31/2003                    $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                   $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                   $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                   $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                   $13.59           $15.36          23,963,028
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                     $8.76           6,005,922
    1/1/2003 to 12/31/2003                    $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                   $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                   $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                   $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                   $15.34           $14.55           4,469,636
---------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                     $8.06           6,667,373
    1/1/2003 to 12/31/2003                    $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                   $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                   $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                   $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                   $13.62           $14.08          19,997,748
---------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                     $8.34           2,110,071
    1/1/2003 to 12/31/2003                    $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                    $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                   $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                   $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                   $13.62           $13.00           4,973,375
---------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                    $11.34           1,739,313
    1/1/2003 to 12/31/2003                   $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                   $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                   $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                   $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                   $13.21           $14.24           6,452,566
---------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                     $9.94           4,146,530
    1/1/2003 to 12/31/2003                    $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                   $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                   $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                   $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                   $13.17           $13.74           8,365,789

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                        $10.57          20,544,075
    1/1/2003 to 12/31/2003                       $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                       $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                       $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                       $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                       $11.63           $12.39          21,645,194
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                        $10.34          11,274,642
    1/1/2003 to 12/31/2003                       $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                       $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                       $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                       $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                       $10.76           $11.31          20,392,150
-------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                         $9.96          36,255,772
    1/1/2003 to 12/31/2003                        $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                        $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                        $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                        $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                       $10.16           $10.48          56,111,128
-------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                         $8.15             113,389
    1/1/2003 to 12/31/2003                        $8.15           $11.65             189,143
    1/1/2004 to 12/31/2004                       $11.65           $13.66             414,631
    1/1/2005 to 12/31/2005                       $13.66           $15.59             689,816
    1/1/2006 to 12/31/2006                       $15.59           $18.88           1,081,552
    1/1/2007 to 12/31/2007                       $18.88           $21.35           1,401,663
-------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                         $7.78              39,943
    1/1/2003 to 12/31/2003                        $7.78           $10.71             404,789
    1/1/2004 to 12/31/2004                       $10.71           $11.29             570,123
    1/1/2005 to 12/31/2005                       $11.29           $11.53             281,775
    1/1/2006 to 12/31/2006                       $11.53           $12.03             241,307
    1/1/2007 to 12/31/2007                       $12.03           $13.24             249,298
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.98             213,630



 *  Denotes the start date of these sub-accounts.

                                  Optimum Plus
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP



                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.53               0
    1/1/2006 to 12/31/2006                         $10.53           $12.55               0
    1/1/2007 to 12/31/2007                         $12.55           $13.32               0
---------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $11.16               0
    1/1/2006 to 12/31/2006                         $11.16           $13.10               0
    1/1/2007 to 12/31/2007                         $13.10           $15.12               0
---------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.59               0
    1/1/2006 to 12/31/2006                         $10.59           $13.09               0
    1/1/2007 to 12/31/2007                         $13.09           $14.95               0
---------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.31               0
    1/1/2006 to 12/31/2006                         $10.31           $11.27               0
    1/1/2007 to 12/31/2007                         $11.27           $11.71               0
---------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.20               0
    1/1/2006 to 12/31/2006                         $10.20           $10.66               0
    1/1/2007 to 12/31/2007                         $10.66           $12.27               0
---------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                              --              --
    1/1/2003 to 12/31/2003                             --               --              --
    1/1/2004 to 12/31/2004                             --               --              --
    1/1/2005 to 12/31/2005                             --           $10.84               0
    1/1/2006 to 12/31/2006                         $10.84           $11.87               0
    1/1/2007 to 12/31/2007                         $11.87           $12.80               0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.53               0
    1/1/2006 to 12/31/2006               $10.53           $12.26               0
    1/1/2007 to 12/31/2007               $12.26           $11.22               0
-----------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.46               0
    1/1/2006 to 12/31/2006               $10.46           $10.78               0
    1/1/2007 to 12/31/2007               $10.78           $12.48               0
-----------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.76               0
    1/1/2006 to 12/31/2006               $10.76           $11.56               0
    1/1/2007 to 12/31/2007               $11.56           $11.57               0
-----------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $11.98               0
    1/1/2006 to 12/31/2006               $11.98           $12.28               0
    1/1/2007 to 12/31/2007               $12.28           $12.89               0
-----------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.64               0
    1/1/2006 to 12/31/2006               $10.64           $11.32               0
    1/1/2007 to 12/31/2007               $11.32           $12.63               0
-----------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.78               0
    1/1/2006 to 12/31/2006               $10.78           $11.21               0
    1/1/2007 to 12/31/2007               $11.21           $12.50               0
-----------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.20               0
    1/1/2006 to 12/31/2006               $10.20           $12.00               0
    1/1/2007 to 12/31/2007               $12.00           $11.22               0

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.15               0
    1/1/2006 to 12/31/2006                       $10.15           $11.55               0
    1/1/2007 to 12/31/2007                       $11.55           $11.77               0
-------------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.44               0
    1/1/2006 to 12/31/2006                       $10.44           $11.99               0
    1/1/2007 to 12/31/2007                       $11.99           $11.29               0
-------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --            $9.34               0
    1/1/2006 to 12/31/2006                        $9.34            $9.63               0
    1/1/2007 to 12/31/2007                        $9.63           $10.24               0
-------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --            $9.84               0
    1/1/2006 to 12/31/2006                        $9.84           $10.48               0
    1/1/2007 to 12/31/2007                       $10.48           $10.78               0
-------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --           $10.04               0
    1/1/2006 to 12/31/2006                       $10.04           $10.10               0
    1/1/2007 to 12/31/2007                       $10.10           $10.61               0
-------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --            $9.94               0
    1/1/2006 to 12/31/2006                        $9.94           $10.01               0
    1/1/2007 to 12/31/2007                       $10.01           $10.37               0
-------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                            --              --
    1/1/2003 to 12/31/2003                           --               --              --
    1/1/2004 to 12/31/2004                           --               --              --
    1/1/2005 to 12/31/2005                           --            $9.99               0
    1/1/2006 to 12/31/2006                        $9.99           $10.13               0
    1/1/2007 to 12/31/2007                       $10.13           $10.31               0
-------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                    $10.00            $9.96               0

                                                                          Number of
                                      Accumulation     Accumulation      Accumulation
                                      Unit Value at    Unit Value at Units Outstanding at
                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.88               0
    1/1/2006 to 12/31/2006               $10.88           $13.00               0
    1/1/2007 to 12/31/2007               $13.00           $14.50               0
-----------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                    --              --
    1/1/2003 to 12/31/2003                   --               --              --
    1/1/2004 to 12/31/2004                   --               --              --
    1/1/2005 to 12/31/2005                   --           $10.50               0
    1/1/2006 to 12/31/2006               $10.50           $10.79               0
    1/1/2007 to 12/31/2007               $10.79           $11.72               0

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth   =     Account Value of variable       minus     Purchase Payments -
              investment options plus Interim           proportional withdrawals
                Value of Fixed Allocations
                     (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                     Growth                            =                      $75,000 - [$50,000 - $0]
                                                       =                      $25,000

                     Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                       =                      $25,000 * 0.40
                                                       =                      $10,000

                     Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                       =                      $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                     Growth                            =                      $45,000 - [$50,000 - $0]
                                                       =                      $-5,000

                     Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                       NO BENEFIT IS PAYABLE

                     Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                       =                      $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

         Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                  =              $90,000 - [$50,000 - $10,000]
                                  =              $90,000 - $40,000
                                  =              $50,000

         Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                  =              $50,000 * 0.40
                                  =              $20,000

         Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                  =              $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

                 =   $90,000 - [$90,000 * $15,000/$75,000]
                 =   $90,000 - $18,000
                 =   $72,000

       Basic     =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
       Death
       Benefit
                 =   max [$80,000, $40,000]
                 =   $80,000

       The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value   =   $80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                             =   $80,000 + $15,000 - $6,786
                             =   $88,214

 Basic Death Benefit         =   max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value               =   {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                             =   ($63,655 - $2,522) * 1.05
                             =   $64,190

 Highest Anniversary Value   =   $70,000 - [$70,000 * $5,000/$45,000]
                             =   $70,000 - $7,778
                             =   $62,222

 Basic Death Benefit         =   max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                             =   max [$43,000, $44,444]
                             =   $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value               =   $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                             =   $81,445 + $15,000 - $6,889
                             =   $89,556

 Highest Anniversary Value   =   $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                             =   $85,000 + $15,000 - $7,143
                             =   $92,857

 Basic Death Benefit         =   max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                             =   max [$75,000, $60,357]
                             =   $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value   =   $90,000 - [$90,000 * $15,000/$75,000]
                       =   $90,000 - $18,000
                       =   $72,000

 Basic Death Benefit   =   max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                       =   max [$80,000, $40,000]
                       =   $80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES
   . You can elect an asset allocation program provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5"), the Highest Daily Lifetime Seven Benefit ("HD7"), the Spousal Highest Daily Lifetime Seven Benefit ("SHD7") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

   . Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

   . Please see your program materials for a detailed description of LPL's asset allocation program including the available model portfolios. You can obtain these materials from your LPL Financial Professional.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Owner Changes in Choice of Model Portfolio: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:

   . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.


 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

       APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.


 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity; and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.


 The following chart outlines some of the different features for each sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.


 In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.


 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". For example, Optimum Plus has the highest contingent deferred sales charge ("CDSC") and has an Insurance charge/Distribution charge that is as high as the Insurance charge of Optimum Four (in Annuity Years 1-10). However, Optimum Plus offers purchase credits that the other Annuities do not. Optimum has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. Optimum Four has the same Insurance charge as the Insurance charge/Distribution charge of Optimum Plus (in Annuity Years 1-10), and offers the shortest CDSC period among the three Annuities. Optimum and Optimum Four offer Loyalty credits, whereas Optimum Plus does not offer such credits. As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 Prudential Annuities Annuity Product Comparison Below is a summary of Prudential Annuities' sold annuity products through this prospectus offered exclusively through Linsco/Private Ledger. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

                                       Optimum Four                                       Optimum
------------------------------------------------------------------------------------------------------------------------
Minimum Investment                     $10,000                                     $1,000
------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                      85                                          80
------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales              4 Years                                     8 Years
 Charge Schedule                       (8.5%, 8%, 7%, 6%)                          (7.5%, 7%, 6.5%, 6%, 5%, 4%,
                                                                                   3%, 2%)
------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution             1.65%                                       1.25% years 1-8;
 Charge                                                                            0.65% years 9+
------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                 Lesser of $35 or                            Lesser of $35 or
                                       2% of Account Value*                        2% of Account Value*
------------------------------------------------------------------------------------------------------------------------
Contract Credit                        Yes. Generally, we apply a                  Yes. Generally, we apply a
                                       Loyalty Credit to your Annuity's            Loyalty Credit to your Annuity's
                                       Account Value at the end of your            Account Value at the end of your
                                       fifth contract year (i.e., on your          fifth contract year (i.e., on your
                                       fifth Contract Anniversary). The            fifth Contract Anniversary). The
                                       Loyalty Credit is equal to 2.75%            Loyalty Credit is equal to 0.50%
                                       of total Purchase Payments made             of total Purchase Payments made
                                       during the first four contract years        during the first four contract years
                                       less the cumulative amount of               less the cumulative amount of
                                       withdrawals made (including the             withdrawals made (including the
                                       deduction of any CDSC amounts)              deduction of any CDSC amounts)
                                       through the fifth Contract                  through the fifth Contract
                                       Anniversary                                 Anniversary
------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early                Fixed Allocation Available                  Fixed Allocation Available
 withdrawals are subject               (currently offering durations of:           (currently offering durations of:
 to a Market Value                     1,2,3,5,7,10 years)                         1,2,3,5,7,10 years)
 Adjustment)
------------------------------------------------------------------------------------------------------------------------
Variable Investment                    See "Investment Options" section            See "Investment Options" section
 Options                               of Prospectus. Not all options              of Prospectus. Not all options
                                       available with certain optional             available with certain optional
                                       benefits.                                   benefits.
------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                    The greater of: Purchase Payments           The greater of: Purchase Payments
                                       less proportional withdrawals or            less proportional withdrawals or
                                       account value (no MVA Applied).             account value (no MVA Applied).



------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                Enhanced Beneficiary Protection             EBP II,
 (for an additional cost)              (EBPII)                                     HDV,
                                       Highest Daily Value (HDV)                   HAV,
                                       Highest Anniversary Value (HAV)             Combo 5% Roll-up/HAV
                                       Combo 5% Roll Up/HAV
------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                GRO/GRO Plus, HD GRO,                       GRO/GRO Plus, HD GRO,
 additional cost)                      GMWB,                                       GMWB,
                                       GMIB,                                       GMIB,
                                       Lifetime Five, Spousal                      Lifetime Five, Spousal
                                       Lifetime Five,                              Lifetime Five,
                                       Highest Daily Lifetime Five,                Highest Daily Lifetime
                                       Highest Daily Lifetime Seven (and           Five, Highest Daily Lifetime
                                       spousal version)                            Seven (and spousal version)
------------------------------------------------------------------------------------------------------------------------
Annuity Rewards                        Available after initial withdrawal          Available after initial
                                       period                                      withdrawal period
------------------------------------------------------------------------------------------------------------------------


                                       Optimum Plus
--------------------------------------------------------------------------
Minimum Investment                    $10,000
--------------------------------------------------------------------------
Maximum Issue Age                     75
--------------------------------------------------------------------------
Contingent Deferred Sales             10 Years
 Charge Schedule                      (9%, 9%, 8%, 7%, 6%, 5%, 4%,
                                      3%, 2%, 1%)
--------------------------------------------------------------------------
Insurance and Distribution            1.65% years 1-10;
 Charge                               0.65% years 11+
--------------------------------------------------------------------------
Annual Maintenance Fee                Lesser of $35 or
                                      2% of Account Value
--------------------------------------------------------------------------
Contract Credit                       Yes. The amount of the credit
                                      applied to a Purchase Payment is
                                      based on the year the Purchase
                                      Payment is received, for the first 6
                                      years of the contract as follows:
                                      the credit percentages for each
                                      year, starting with the first, are
                                      6.50%, 5.00%, 4.00%, 3.00%,
                                      2.00%, and 1.00%. Recaptured in
                                      certain circumstances



--------------------------------------------------------------------------
Fixed Allocation (early               Fixed Allocation Available
 withdrawals are subject              (currently offering durations of:
 to a Market Value                    1,2,3,5,7,10 years)
 Adjustment)
--------------------------------------------------------------------------
Variable Investment                   See "Investment Options" section
 Options                              of Prospectus. Not all options
                                      available with certain optional
                                      benefits.
--------------------------------------------------------------------------
Basic Death Benefit                   The greater of: Purchase Payments
                                      less proportional withdrawals or
                                      account value (no MVA Applied)
                                      less an amount equal to the credits
                                      applied within the 12 months prior
                                      to date of death.
--------------------------------------------------------------------------
Optional Death Benefits               EBP II,
 (for an additional cost)             HDV,
                                      HAV,
                                      Combo 5% Roll-up/HAV

--------------------------------------------------------------------------
Living Benefits (for an               GRO/GRO Plus, HD GRO,
 additional cost)                     GMWB,
                                      GMIB,
                                      Lifetime Five, Spousal
                                      Lifetime Five,
                                      Highest Daily Lifetime
                                      Five, Highest Daily Lifetime
                                      Seven (and spousal version)
--------------------------------------------------------------------------
Annuity Rewards                       Available after initial
                                      withdrawal period
--------------------------------------------------------------------------

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request).



 0% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years  -2.60%   Yrs 1-8   -2.21%   Yrs 1-10  -2.60%
                                  Yrs 9+   -1.61%   Yrs 11+   -1.61%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   97,403    88,903    97,798   90,298   103,734   94,734
         -------------------------------------------------------------
          2   94,833    86,833    95,605   88,605   100,999   91,999
         -------------------------------------------------------------
          3   92,329    85,329    93,460   86,960    98,335   90,335
         -------------------------------------------------------------
          4   89,891    83,891    91,362   85,362    95,740   88,740
         -------------------------------------------------------------
          5   87,516    87,516    89,310   84,310    93,213   87,213
         -------------------------------------------------------------
          6   87,881    87,881    87,793   83,793    90,752   85,752
         -------------------------------------------------------------
          7   85,559    85,559    85,821   82,821    88,354   84,354
         -------------------------------------------------------------
          8   83,297    83,297    83,892   81,892    86,019   83,019
         -------------------------------------------------------------
          9   81,094    81,094    82,502   82,502    83,745   81,745
         -------------------------------------------------------------
         10   78,948    78,948    81,136   81,136    81,531   80,531
         -------------------------------------------------------------
         11   76,858    76,858    79,793   79,793    80,178   80,178
         -------------------------------------------------------------
         12   74,823    74,823    78,471   78,471    78,850   78,850
         -------------------------------------------------------------
         13   72,840    72,840    77,170   77,170    77,543   77,543
         -------------------------------------------------------------
         14   70,909    70,909    75,890   75,890    76,257   76,257
         -------------------------------------------------------------
         15   69,029    69,029    74,631   74,631    74,992   74,992
         -------------------------------------------------------------
         16   67,197    67,197    73,392   73,392    73,748   73,748
         -------------------------------------------------------------
         17   65,413    65,413    72,174   72,174    72,523   72,523
         -------------------------------------------------------------
         18   63,676    63,676    70,974   70,974    71,319   71,319
         -------------------------------------------------------------
         19   61,984    61,984    69,795   69,795    70,133   70,133
         -------------------------------------------------------------
         20   60,335    60,335    68,634   68,634    68,967   68,967
         -------------------------------------------------------------
         21   58,730    58,730    67,492   67,492    67,820   67,820
         -------------------------------------------------------------
         22   57,167    57,167    66,368   66,368    66,691   66,691
         -------------------------------------------------------------
         23   55,644    55,644    65,263   65,263    65,580   65,580
         -------------------------------------------------------------
         24   54,161    54,161    64,175   64,175    64,488   64,488
         -------------------------------------------------------------
         25   52,717    52,717    63,105   63,105    63,413   63,413
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses =0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary



                              --------------------
                              Gross Return   0.00%
                              --------------------
                              L Share Bonus  2.75%
                              --------------------
                              B Share Bonus  0.50%
                              --------------------
                              X Share Credit 6.50%
                              --------------------



                          Over 30 Years, days won
                                Total Days        Year  Actual Days
             ------------------------------------------------------
             OPTIMUM FOUR          1459            4-5   1460-1824
                                                   6-8   1826-2919
             ------------------------------------------------------
               OPTIMUM             575              9    2972-3284
                                                   10    3388-3649
             ------------------------------------------------------
             OPTIMUM PLUS          7091            1-4    1-1459
                                                    5      1825
                                                   8-9   2920-2971
                                                  9-10   3285-3387
                                                  10-25  3650-9125
             ------------------------------------------------------

 6% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   3.24%   Yrs 1-8    3.66%   Yrs 1-10   3.24%
                                  Yrs 9+    4.29%   Yrs 11+    4.29%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   103,231    94,731  103,649    96,149  109,941   100,941
         -------------------------------------------------------------
          2   106,575    98,575  107,443   100,443  113,466   104,466
         -------------------------------------------------------------
          3   110,028   103,028  111,375   104,875  117,106   109,106
         -------------------------------------------------------------
          4   113,593   107,593  115,451   109,451  120,864   113,864
         -------------------------------------------------------------
          5   117,273   117,273  119,676   114,676  124,744   118,744
         -------------------------------------------------------------
          6   123,911   123,911  124,574   120,574  128,749   123,749
         -------------------------------------------------------------
          7   127,925   127,925  129,133   126,133  132,884   128,884
         -------------------------------------------------------------
          8   132,070   132,070  133,858   131,858  137,153   134,153
         -------------------------------------------------------------
          9   136,349   136,349  139,598   139,598  141,560   139,560
         -------------------------------------------------------------
         10   140,766   140,766  145,586   145,586  146,110   145,110
         -------------------------------------------------------------
         11   145,326   145,326  151,831   151,831  152,337   152,337
         -------------------------------------------------------------
         12   150,035   150,035  158,344   158,344  158,835   158,835
         -------------------------------------------------------------
         13   154,895   154,895  165,136   165,136  165,612   165,612
         -------------------------------------------------------------
         14   159,914   159,914  172,219   172,219  172,679   172,679
         -------------------------------------------------------------
         15   165,095   165,095  179,607   179,607  180,050   180,050
         -------------------------------------------------------------
         16   170,443   170,443  187,311   187,311  187,737   187,737
         -------------------------------------------------------------
         17   175,965   175,965  195,345   195,345  195,753   195,753
         -------------------------------------------------------------
         18   181,666   181,666  203,725   203,725  204,113   204,113
         -------------------------------------------------------------
         19   187,552   187,552  212,463   212,463  212,832   212,832
         -------------------------------------------------------------
         20   193,628   193,628  221,577   221,577  221,925   221,925
         -------------------------------------------------------------
         21   199,901   199,901  231,082   231,082  231,408   231,408
         -------------------------------------------------------------
         22   206,377   206,377  240,994   240,994  241,298   241,298
         -------------------------------------------------------------
         23   213,063   213,063  251,331   251,331  251,612   251,612
         -------------------------------------------------------------
         24   219,966   219,966  262,112   262,112  262,368   262,368
         -------------------------------------------------------------
         25   227,093   227,093  273,355   273,355  273,586   273,586
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary



                              --------------------
                              Gross Return   6.00%
                              --------------------
                              L Share Bonus  2.75%
                              --------------------
                              B Share Bonus  0.50%
                              --------------------
                              X Share Credit 6.50%
                              --------------------



                          Over 30 Years, days won
                                Total Days        Year  Actual Days
             ------------------------------------------------------
             OPTIMUM FOUR          364              6    1826-2189
             ------------------------------------------------------
               OPTIMUM             132              9    3274-3284
                                                   10    3529-3649
             ------------------------------------------------------
             OPTIMUM PLUS          8629            1-5    1-1825
                                                   6-9   2190-3273
                                                  9-10   3285-3528
                                                  10-25  3650-9125
             ------------------------------------------------------

 10% Gross Rate of Return



             ---------------------------------------------------------
                Optimum Four          Optimum          Optimum Plus
             ---------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   7.14%   Yrs 1-8    7.57%   Yrs 1-10   7.14%
                                  Yrs 9+    8.22%   Yrs 11+    8.22%
             ---------------------------------------------------------
             Contract  Surrender Contract Surrender Contract Surrender
               Value     Value    Value     Value    Value     Value
         -------------------------------------------------------------
          1   107,115    98,615  107,550   100,050  114,078   105,078
         -------------------------------------------------------------
          2   114,759   106,759  115,693   108,693  122,181   113,181
         -------------------------------------------------------------
          3   122,947   115,947  124,452   117,952  130,861   122,861
         -------------------------------------------------------------
          4   131,720   125,720  133,875   127,875  140,162   133,162
         -------------------------------------------------------------
          5   141,120   141,120  144,011   139,011  150,126   144,126
         -------------------------------------------------------------
          6   154,135   154,135  155,452   151,452  160,800   155,800
         -------------------------------------------------------------
          7   165,133   165,133  167,222   164,222  172,237   168,237
         -------------------------------------------------------------
          8   176,917   176,917  179,883   177,883  184,490   181,490
         -------------------------------------------------------------
          9   189,541   189,541  194,675   194,675  197,617   195,617
         -------------------------------------------------------------
         10   203,066   203,066  210,687   210,687  211,680   210,680
         -------------------------------------------------------------
         11   217,556   217,556  228,016   228,016  229,047   229,047
         -------------------------------------------------------------
         12   233,079   233,079  246,770   246,770  247,848   247,848
         -------------------------------------------------------------
         13   249,711   249,711  267,067   267,067  268,195   268,195
         -------------------------------------------------------------
         14   267,530   267,530  289,033   289,033  290,216   290,216
         -------------------------------------------------------------
         15   286,619   286,619  312,806   312,806  314,048   314,048
         -------------------------------------------------------------
         16   307,071   307,071  338,534   338,534  339,841   339,841
         -------------------------------------------------------------
         17   328,983   328,983  366,378   366,378  367,755   367,755
         -------------------------------------------------------------
         18   352,458   352,458  396,512   396,512  397,964   397,964
         -------------------------------------------------------------
         19   377,608   377,608  429,125   429,125  430,659   430,659
         -------------------------------------------------------------
         20   404,552   404,552  464,421   464,421  466,042   466,042
         -------------------------------------------------------------
         21   433,420   433,420  502,619   502,619  504,336   504,336
         -------------------------------------------------------------
         22   464,347   464,347  543,959   543,959  545,779   545,779
         -------------------------------------------------------------
         23   497,481   497,481  588,699   588,699  590,632   590,632
         -------------------------------------------------------------
         24   532,979   532,979  637,119   637,119  639,173   639,173
         -------------------------------------------------------------
         25   571,010   571,010  689,522   689,522  691,706   691,706
         -------------------------------------------------------------



 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses =0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after February 13, 2006

 e. Surrender value assumes surrender 2 days before policy anniversary

 APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                       Target Ratio r   =   (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T   =   {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}   T(greater than)0, Money moving from the Permitted
                                                       Sub-accounts to the Benefit Fixed Rate Account
 T   =   {Min(F, [L - F - V * C\\t\\] / (1-C\\t\\))}   T(less than)0, Money moving from the Benefit Fixed Rate
                                                       Account to the Permitted Sub-accounts]


 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                          L   =   I * Q * a
                              =   5000.67 * 1 * 15.34
                              =   76,710.28

 Target Ratio:

                      r   =   (L - F) / V
                          =   (76,710.28 - 0) / 92,300.00
                          =   83.11%

 Since r ((greater than)) Cu (because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T   =   { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
     =   { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
     =   { Min ( 92,300.00, 14,351.40 )}
     =   14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23  15.2 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT


                   Optimum Four NY        Optimum NY         Optimum Plus NY
 ------------------------------------------------------------------------------
 Minimum         $10,000              $1,000               $10,000
  Investment
 ------------------------------------------------------------------------------
 Maximum Issue   Annuitant 85         Annuitant 85         Annuitant 85
  Age            Oldest Owner 85      Oldest Owner 80      Oldest Owner 75
 ------------------------------------------------------------------------------
 Contingent      4 Years              7 Years              10 Years
  Deferred       (7%, 6%, 5%, 4%)     (7%, 6%, 5%, 4%,     (9%, 9%, 8%, 7%,
  Sales Charge   (Applied to          3%, 2%, 1%)          6%, 5%, 4%, 3%, 2%,
  Schedule       Purchase Payments    (Applied to          1%) (Applied to
                 based on the         Purchase Payments    Purchase Payments
                 inception date of    based on the         based on the
                 the Annuity)         inception date of    inception date of
                                      the Annuity)         the Annuity)
 ------------------------------------------------------------------------------
 Insurance       1.65%                0.65%                0.65%
  Charge
 ------------------------------------------------------------------------------
 Distribution    N/A                  0.60% annuity years  1.00% annuity years
  Charge                              1-7                  1-10
                                      0.0% annuity years   0.00% annuity years
                                      8+                   11+
 ------------------------------------------------------------------------------
 Annual          Lesser of $30 or 2%  Lesser of $30 or 2%  Lesser of $30 or 2%
  Maintenance    of Account Value     of Account Value     of Account Value
  Fee            Waived for Account   Waived for Account
                 Values exceeding     Values exceeding
                 $100,000             $100,000
 ------------------------------------------------------------------------------
 Transfer Fee    $10 after twenty in  $10 after twenty in  $10 after twenty in
                 any annuity year.    any annuity year.    any annuity year
                                      May be increased to
                                      $15 after eight in
                                      any annuity year
 ------------------------------------------------------------------------------
 Contract Credit Yes. Effective for   Yes. Effective for   Yes The amount of
                 Contracts issued on  Contracts issued on  the credit applied
                 or after June 20,    or after July 24,    to a Purchase
                 2005. Generally we   2006. Generally we   Payment is based on
                 apply a Loyalty      apply a Loyalty      the year the
                 Credit to your       Credit to your       Purchase Payment is
                 Annuity's Account    Annuity's Account    received, for the
                 Value at the end of  Value at the end of  first 6 years of your fifth contract  your fifth contract  the contract.
                 year (i.e. on your   year (i.e. on your   Currently the
                 fifth Contract       fifth Contract       credit percentages
                 Anniversary).        Anniversary).        for each year
                 Currently the        Currently the        starting with the
                 Loyalty Credit is    Loyalty Credit is    first year are:
                 equal to 2.75% of    equal to 0.50% of    6.50%, 5.00%,
                 total Purchase       total Purchase       4.00%, 3.00%,
                 Payments made        Payments made        2.00%, and 1.00%.
                 during the first     during the first
                 four contract years  four contract years
                 less the cumulative  less the cumulative
                 amount of            amount of
                 withdrawals made     withdrawals made
                 (including the       (including the
                 deduction of any     deduction of any
                 CDSC amounts)        CDSC amounts)
                 through the fifth    through the fifth
                 Contract Anniversary Contract
                                      Anniversary.
 ------------------------------------------------------------------------------
 Fixed           Fixed Allocations    Fixed Allocations    No
  Allocation     Available            Available
  (If            (Currently offering  (Currently offering
  available,     durations of: 5, 7,  durations of: 2, 3,
  early          and 10 years) The    5, 7, and 10 years)
  withdrawals    MVA formula for NY   The MVA formula for
  are subject    is [(1+I)/ (1+J)]    NY is [(1+I)/
  to a Market    N 365 The MVA        (1+J)] N 365 The
  Value          formula does not     MVA formula does
  Adjustment)    apply during the 30  not apply during
  ("MVA")        day period           the 30 day period
                 immediately before   immediately before
                 the end of the       the end of the
                 Guarantee Period.    Guarantee Period.
 ------------------------------------------------------------------------------
 Variable        All options          All options          All options
  Investment     generally available  generally available  generally available
  Options        except where         except where         except where
                 restrictions apply   restrictions apply   restrictions apply
                 when certain riders  when certain riders  when certain riders
                 are purchased.       are purchased.       are purchased.
 ------------------------------------------------------------------------------
 Basic Death     The greater of:      The greater of:      The greater of:
  Benefit        Purchase Payments    Purchase Payments    Purchase Payments
                 less proportional    less proportional    less proportional
                 withdrawals or       withdrawals or       withdrawals or
                 Account Value        Account Value        Account Value
                 (variable) plus      (variable) plus      (variable) (No MVA
                 Interim Value        Interim Value        applied)
                 (fixed). (No MVA     (fixed). (No MVA
                 applied)             applied)
 ------------------------------------------------------------------------------

                                          Optimum Four NY                                      Optimum NY
--------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an                 HAV                                          HAV
 additional cost)/(1)/
--------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an                GRO/GRO Plus, Highest Daily                  GRO/GRO Plus, Highest Daily
 additional cost)/(2,3)/                        GRO, GMWB, GMIB, Lifetime                    GRO, GMWB, GMIB, Lifetime
                                                Five, Spousal Lifetime Five,                 Five, Spousal Lifetime Five,
                                                Highest Daily Lifetime Five,                 Highest Daily Lifetime Five,
                                                Highest Daily Lifetime Seven,                Highest Daily Lifetime Seven,
                                                Spousal Highest Daily Lifetime               Spousal Highest Daily Lifetime
                                                Seven                                        Seven
--------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/(4)/                            Available after initial CDSC                 Available after initial CDSC
                                                period                                       period
--------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                           Fixed option only Annuity date               Fixed option only Annuity date
                                                cannot exceed the first day of the           cannot exceed the first day of the
                                                calendar month following                     calendar month following
                                                Annuitant's 90/th/ birthday The              Annuitant's 90/th/ birthday The
                                                maximum Annuity Date is based                maximum Annuity Date is based
                                                on the first Owner or Annuitant to           on the first Owner or Annuitant to
                                                reach the maximum age, as                    reach the maximum age, as
                                                indicated in your Annuity.                   indicated in your Annuity.
--------------------------------------------------------------------------------------------------------------------------------


                                          Optimum Plus NY
----------------------------------------------------------------------------------
Optional Death Benefits (for an                 HAV
 additional cost)/(1)/
----------------------------------------------------------------------------------
Optional Living Benefits (for an                GRO/GRO Plus, Highest Daily
 additional cost)/(2,3)/                        GRO, GMWB, GMIB, Lifetime
                                                Five, Spousal Lifetime Five,
                                                Highest Daily Lifetime Five
                                                Highest Daily Lifetime Seven,
                                                Spousal Highest Daily Lifetime
                                                Seven
----------------------------------------------------------------------------------
Annuity Rewards/(4)/                            Available after initial CDSC
                                                period
----------------------------------------------------------------------------------
Annuitization Options                           Fixed option only Annuity date
                                                cannot exceed the first day of the
                                                calendar month following
                                                Annuitant's 90/th/ birthday The
                                                maximum Annuity Date is based
                                                on the first Owner or Annuitant to
                                                reach the maximum age, as
                                                indicated in your Annuity.
----------------------------------------------------------------------------------


 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.

 (3)Please note that Highest Daily GRO, Highest Daily Lifetime Seven, and Spousal Highest Daily Seven are subject to review by the New York Insurance Department, and will be offered in New York upon our receipt of the Department's approval.
 (4)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 APPENDIX G - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."



             L   =   MAX (Li), where Li = Gi / (1 + di)/(Ni/365)/.



 Next the formula calculates the following formula ratio:



                              r   =   (L - B) / V.



 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:



                  T   =   {Min(V, [L - B - V*Ct] / (1 - Ct))}



 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:



                  T   =   {Min(B, - [L - B- V*Ct] / (1 - Ct))}



 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 APPENDIX H - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME
        BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

       L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:



                       Target Ratio r   =   (L - B) / V.



   . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:



 T   =   {Min(V, [L - B - V * Ct] / (1 - Ct))},      Money moving from the Permitted Sub-accounts
                                                     to the AST Investment Grade Bond Portfolio
                                                     Sub-account
 T   =   {Min(B, -- [L - B - V * Ct] / (1 - Ct))},   Money moving from the AST Investment Grade
                                                     Bond Portfolio Sub-account to the Permitted
                                                     Sub-accounts]

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*



       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17



 *  The values set forth in this table are applied to all ages.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (05/2008) ______, OPTIMUM FOUR
                          (05/2008) ______, OPTIMUM PLUS (05/2008) ______.
                                            ---------------------------------------
                                              (print your name)
                                            ---------------------------------------
                                                  (address)
                                            ---------------------------------------
                                             (city/state/zip code)

                                                        ---------------
          LOGO                                             PRSRT STD
         The Prudential Insurance Company of America     U.S. POSTAGE
         751 Broad Street                                    PAID
         Newark, NJ 07102-3777                           LANCASTER, PA
                                                        PERMIT NO. 1793
                                                        ---------------



  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION                                  PRUDENTIAL ANNUITIES
  A Prudential Financial Company                                 DISTRIBUTORS
  One Corporate Drive                          A Prudential Financial Company
  Shelton, Connecticut 06484                              One Corporate Drive
  Telephone: 1-800-752-6342                        Shelton, Connecticut 06484
  http://www.prudential.com                           Telephone: 203-926-1888
                                                    http://www.prudential.com


                               MAILING ADDRESSES:


                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES

                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES

                                2101 Welsh Road
                               Dresher, PA 19025

                      STATEMENT OF ADDITIONAL INFORMATION


The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.


                               TABLE OF CONTENTS

ITEM PAGE


GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES.............................   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION.........................   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B......   2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D......   3

PRINCIPAL UNDERWRITER/DISTRIBUTOR--PRUDENTIAL ANNUITIES
Distributors, Inc..........................................................   3

HOW THE UNIT PRICE IS DETERMINED...........................................   8

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS................................   9
   How We Calculate the Market Value Adjustment............................   9
GENERAL INFORMATION........................................................  10
   Voting Rights...........................................................  10
   Modification............................................................  11
   Deferral of Transactions................................................  12
   Misstatement of Age or Sex..............................................  12
   Ending the Offer........................................................  12
Annuitization..............................................................  12

EXPERTS....................................................................  13

LEGAL EXPERTS..............................................................  14

FINANCIAL STATEMENTS.......................................................  14
   AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES
     LIFE ASSURANCE CORPORATION............................................  14
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B......  14

Appendix A Determination of Accumulation Unit.............................. A-1



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES--VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIAL.COM.

Date of Prospectus: May 1, 2008 Date of Statement of Additional Information:
May 1, 2008

                GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. Prudential Annuities's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.


During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time.



Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.


There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.


  PRINCIPAL UNDERWRITER/DISTRIBUTOR--Prudential Annuities Distributors, Inc.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust and are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation ("PAIST"), also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of Advanced Series Trust.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the annuity contracts through PAD is continuous. Please see the prospectus for a discussion of how the sales load on the annuity contracts is determined.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.


Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.


In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors for services that such vendors render to broker dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that Prudential Annuities pays which are broadly defined as follows:

.. Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm (or its affiliated broker/dealers).

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker/dealers).


.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.


Name of Firm:


7117 Capital Management Co.
1st Global Capital Corporation
A.G. Edwards & Sons
Advantage Capital Corporation
AICPA
AIG Financial Advisors Inc
Allegheny Investments LTD.
Allegiant Securities LLC

Alliance Bernstein
Alliance Financial Group, Inc.
Allianz
Allstate Financial Srvcs, LLC
Almax Financial Solutions, LLC
Alternative Wealth Strategies
American General Securities, Inc.
AMERICAN PORTFOLIO FIN SVCS INC
Ameritas Investment Corp
Arrowhead Investment Center
Associated Securities
AXA Advisors
BancorpSouth Investment Services, Inc.
BB&T Investments
BCG Securities, Inc.
Benefit Funding Services Group
Berthel Fisher & Company
Brecek & Young Advisors, Inc.
Broker Dealer Financial
Brookstone Securities, Inc.
Brookstreet Securities Corp.
Butler Freeman Tally Fn Gp LLC
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Cantella & Co., Inc
Capital Analysts
Capital Financial Services
Capital Investment Group
Capital One Investments
Capital Securities Management,
Centaurus Financial, Inc.
CFD Investments, Inc.
Citigroup Global Markets Inc
City Securities Corporation
Commonwealth Financial Group
Commonwealth Financial Network
Contemporary Fin'l Solutions
Crown Capital Securities, L.P.
Cumberland Brokerage Corporation
CUNA Brokerage
CUSO Financial Services, L.P.
Deutsche
EDI Financial
ePlanning Securities, Inc.
Equity Services, Inc.
Ferris Baker Watts, Inc
FFP Securities, Inc.
Financial Network Investments Corp.
Financial Planning Consultants
Financial West Group
Fintegra, LLC
First Allied Securities, Inc.
First Financial Services
First Heartland Capital, Inc.
First Montauk Securities Corp.
First Trust Portfolios
First Western Advisors
Foothill Securities, Inc.
Fortune Financial Services, Inc.
Founders Financial Securities
Fox & Co. Investments, Inc.
Freedom Investors Corp.
FSC Securities Corp

FSIC
Garden State Securities, Inc.
Gary Goldberg & Co.
Geneos Wealth Management, Inc.
Genworth Financial Securities Corporation
Girard Securities, Inc.
Goldman Sachs Asset Management
Great American Advisors, Inc.
GunnAllen Financial, Inc.
GWN Securities, Inc.
H&R Block Financial Advisors, Inc.
H. Beck, Inc.
Hantz Financial Services, Inc.
Harbour Investments, Inc.
Hazard & Siegel, Inc.
HBW Securities
Hornor, Townsend & Kent
Huntington Investment Services
ICC
IFMG Securities, Inc.
IMS Securities, Inc.
Independent Financial Group, LLC
Infinex Investments Inc.
ING Financial Advisors, LLC
ING Financial Partners, LLC
Institutional Securities Corp.
InterSecurities, Inc.
Invest Financial Corporation
Investacorp
Investment Centers of America
Investment Management Corp
Investment Planners, Inc.
Investment Professionals
Investors Capital Corporation
Investors Security Co, Inc.
ISG Equity Sales
J.W. Cole Financial, Inc.
Janney Montgomery Scott, LLC.
JB Hanauer
Jefferson Pilot Securities Co.
JJB Hilliard Lyons
Key Investment Services LLC
KMS FINANCIAL SERVICES, INC
Kovack Securities, Inc
Leaders Group Inc.
Legacy Advisors, LLC
Legacy Financial Services, Inc.
Legend Equities Corporation
Legend Securities, Inc.
Leonard & Company
Lewis Financial Group, L.C.
Lincoln Financial Advisors
Lincoln Investment Planning
Linsco Private Ledger Corp
Lombard Securities Inc.
M Holdings Securities, Inc
Main Street Securities, LLC
MarketMax
Medallion Investment Services
MFS
Michigan Securities, Inc.
MML Investors Services, Inc.
Money Concepts Capital Corp.
Moors & Cabot, Inc

Morgan Keegan
MTL Equity Products, Inc.
Multi Financial Securities Corp.
Mutual Service Corporation
Mutual Trust Co. of America Sec
National Planning Corporation
Neuberger/Berman
New England Securities
Next Financial Group, Inc.
NFP Securities, Inc.
North Ridge Securities Corp.
Oppenheimer & Co, Inc.
Pacific West Securities, Inc.
Packerland Brokerage Svcs, Inc
Partnervest Securities, Inc.
Paulson Investment Company, Inc.
Planmember Securities Corporation
PNC Investment
Preferred Financial Group
Presidential Brokerage
PrimeVest Financial Services
Principal Financial Group
ProEquities, Inc
Prospera Financial Svcs, Inc.
Pruco Securities
Prudential Annuities
Prudential Financial
Prudential Securities Incorporated
QA3 Financial Corp.
Questar Capital Corporation
R. Seelaus & Co., Inc.
Rampart Financial Services Inc
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher
Resource Horizon Group, LLC
Resource Marketing
Rhodes Securities, Inc.
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Royal Alliance
Ryan Beck & Co, Inc.
Rydex Distributors Inc
SAIC
Sammons Securities
Saunders Discount Brokerage
Scottsdale Capital Advisors
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network
Sentra/Spelman
Sigma Financial Corporation
Signator Investor, Inc
SII Investments, Inc.
Silver Oaks Securities
Stanford Group Company
Stifel Nicolaus & Co., Inc.
Summit Brokerage Services, Inc
Summit Equities, Incorporated
SunAmerica Securities
Sunset Financial Services, Inc
SWS Financial Services, Inc
Synergy Investment Group, LLC
T. Rowe Price Associates

TFS Securities, Inc.
The Investment Center, Inc.
Tower Square Securities Inc
Transamerica Financial Advisors
Triad Advisors, Inc.
Trustmont Financial Group, Inc.
UBS Financial Services, Inc.
United Planners Financial Services of America
United Securities Alliance, Inc.
USA Financial Securities Corporation
UVEST Financial Services Group, Inc.
Valley National Investments, Inc.
Veritrust Financial LLC
VSR Financial Services, Inc.
Wachovia Bank
Wachovia Wirehouse
Wall Street Financial Group
Walnut Street Securities
Waterstone Financial Group Inc
Waterstone Investor Services
Webster Investment Services, Inc.
Wellstone Securities, LLC
Westcom Financial Services
Wilbanks Securities, Inc.
Williams Financial Group
Woodbury Financial Services, Inc.
World Choice Securities, Inc.
World Equity Group, Inc.
World Group Securities, Inc.
Worth Financial Group, Inc.
WRP Investments, Inc.
Your Money Matters Brokerage

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

PALAC pays PAD an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by PALAC. PAD is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. PAD does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to PAD in its role as principal underwriter/distributor has been: 2007: $512,269,247; 2006: $396,341,024; 2005:
$327,916,660;.


                       HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance, of and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

                  ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one half percent of interest (2.50%).



Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

                 How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

.. "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

..  "Strip Yields" are the yields payable on coupon Strips of United States
   Treasury securities.

.. "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

                                     N/365
                            [(1+I) / (1+J+0.0010)]

                                    where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA N/365 formula is [(1 + I)/(1 + J)].

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.



2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.



                              GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;
(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to

Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.


Prudential Annuities a will also not process financial transactions involving purchase or redemption orders or transfers on any day that:


..  trading on the NYSE is restricted;

.. an emergency exists making redemption or valuation of securities held in the separate account impractical; or

.. the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

                                 ANNUITIZATION

                 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may not choose an Annuity Date that occurs in the first three Annuity Years. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.



Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.



                        WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.



                                   KEY TERMS

Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.



Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.



EXPERTS


The consolidated financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2007 and for each of the two years in the period then ended included in this

Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

LEGAL EXPERTS


Counsel for Prudential Annuities Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.


FINANCIAL STATEMENTS


Prudential Annuities Life Assurance Corporation

Prudential Annuities Life Assurance Corporation Variable Account B

The statements which follow in Appendix B are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2007 and for the years ended December 31, 2007 and 2006. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


                          INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

Appendix A--DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.


As we have indicated in the prospectuses, Advanced Series Xtra Credit Six and Optimum Plus are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2007. Here, we set out unit values corresponding to the remaining unit values.


The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                    $ 9.95              90,759
   1/1/2003 to 12/31/2003                                     $ 9.95         $12.75             936,678
   1/1/2004 to 12/31/2004                                     $12.75         $14.65           2,064,681
   1/1/2005 to 12/31/2005                                     $14.65         $15.96           3,524,141
   1/1/2006 to 12/31/2006                                     $15.96         $19.22           4,137,771
   1/1/2007 to 12/31/2007                                     $19.22         $20.63           4,026,621

AST International Growth

   1/1/2002 to 12/31/2002                                                    $ 9.72              78,368
   1/1/2003 to 12/31/2003                                     $ 9.72         $13.35           6,498,151
   1/1/2004 to 12/31/2004                                     $13.35         $15.21          15,481,627
   1/1/2005 to 12/31/2005                                     $15.21         $17.40          18,939,826
   1/1/2006 to 12/31/2006                                     $17.40         $20.65          13,631,389
   1/1/2007 to 12/31/2007                                     $20.65         $24.11          11,406,256

AST International Value

   1/1/2002 to 12/31/2002                                                    $ 9.79              22,770
   1/1/2003 to 12/31/2003                                     $ 9.79         $12.86             368,945
   1/1/2004 to 12/31/2004                                     $12.86         $15.27             810,108
   1/1/2005 to 12/31/2005                                     $15.27         $17.04           1,137,254
   1/1/2006 to 12/31/2006                                     $17.04         $21.30           1,933,040
   1/1/2007 to 12/31/2007                                     $21.30         $24.61           2,704,506

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                    $ 9.87              32,306
   1/1/2003 to 12/31/2003                                     $ 9.87         $12.31             916,888
   1/1/2004 to 12/31/2004                                     $12.31         $14.29           1,897,254
   1/1/2005 to 12/31/2005                                     $14.29         $15.08           1,417,478
   1/1/2006 to 12/31/2006                                     $15.08         $18.40           2,742,924
   1/1/2007 to 12/31/2007                                     $18.40         $19.74           1,441,407

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.48              47,261
   1/1/2003 to 12/31/2003                                     $ 9.48         $13.50           1,059,046
   1/1/2004 to 12/31/2004                                     $13.50         $12.33           1,200,247
   1/1/2005 to 12/31/2005                                     $12.33         $12.27           1,188,973
   1/1/2006 to 12/31/2006                                     $12.27         $13.56           1,254,815
   1/1/2007 to 12/31/2007                                     $13.56         $14.25           1,144,565

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.71              12,122
   1/1/2003 to 12/31/2003                                     $ 9.71         $14.06             480,221
   1/1/2004 to 12/31/2004                                     $14.06         $15.10             779,045
   1/1/2005 to 12/31/2005                                     $15.10         $14.87             775,839
   1/1/2006 to 12/31/2006                                     $14.87         $15.72             737,915
   1/1/2007 to 12/31/2007                                     $15.72         $18.30             790,161

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                    $ 9.86              63,097
   1/1/2003 to 12/31/2003                                     $ 9.86         $16.40           2,615,505
   1/1/2004 to 12/31/2004                                     $16.40         $19.79           5,192,694
   1/1/2005 to 12/31/2005                                     $19.79         $21.25           6,965,261
   1/1/2006 to 12/31/2006                                     $21.25         $23.54           5,683,317
   1/1/2007 to 12/31/2007                                     $23.54         $25.68           5,023,880

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.09                 624
   1/1/2003 to 12/31/2003                                     $10.09         $13.97             102,500
   1/1/2004 to 12/31/2004                                     $13.97         $16.47             222,905
   1/1/2005 to 12/31/2005                                     $16.47         $16.96             225,716
   1/1/2006 to 12/31/2006                                     $16.96         $19.51             195,692
   1/1/2007 to 12/31/2007                                     $19.51         $18.16             161,243

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.08             209,790
   1/1/2003 to 12/31/2003                                     $10.08         $13.43           5,824,200
   1/1/2004 to 12/31/2004                                     $13.43         $15.34          10,169,483
   1/1/2005 to 12/31/2005                                     $15.34         $16.05          12,956,155
   1/1/2006 to 12/31/2006                                     $16.05         $18.90          10,309,013
   1/1/2007 to 12/31/2007                                     $18.90         $17.50           9,534,730

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST DeAM Small-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.08              11,686
   1/1/2003 to 12/31/2003                                     $10.08         $14.19             434,509
   1/1/2004 to 12/31/2004                                     $14.19         $17.00           1,054,696
   1/1/2005 to 12/31/2005                                     $17.00         $16.87           1,206,635
   1/1/2006 to 12/31/2006                                     $16.87         $19.85           1,198,888
   1/1/2007 to 12/31/2007                                     $19.85         $16.02             906,203

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.87              66,279
   1/1/2003 to 12/31/2003                                     $ 9.87         $12.75           2,379,820
   1/1/2004 to 12/31/2004                                     $12.75         $14.55           5,139,643
   1/1/2005 to 12/31/2005                                     $14.55         $14.95           6,665,807
   1/1/2006 to 12/31/2006                                     $14.95         $15.59           5,183,278
   1/1/2007 to 12/31/2007                                     $15.59         $18.25           4,551,679

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.51              44,760
   1/1/2003 to 12/31/2003                                     $ 9.51         $12.18           1,089,649
   1/1/2004 to 12/31/2004                                     $12.18         $13.87           2,211,800
   1/1/2005 to 12/31/2005                                     $13.87         $15.44           4,381,841
   1/1/2006 to 12/31/2006                                     $15.44         $17.28           3,814,763
   1/1/2007 to 12/31/2007                                     $17.28         $20.72           4,471,479

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                    $ 9.98             163,415
   1/1/2003 to 12/31/2003                                     $ 9.98         $13.34           4,786,623
   1/1/2004 to 12/31/2004                                     $13.34         $16.08           9,335,291
   1/1/2005 to 12/31/2005                                     $16.08         $17.68          11,873,660
   1/1/2006 to 12/31/2006                                     $17.68         $19.21           9,671,239
   1/1/2007 to 12/31/2007                                     $19.21         $19.44           8,401,820

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.36               6,409
   1/1/2003 to 12/31/2003                                     $ 9.36         $12.45             636,548
   1/1/2004 to 12/31/2004                                     $12.45         $13.25             715,598
   1/1/2005 to 12/2/2005                                      $13.25         $15.17                   0

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.04              28,449
   1/1/2003 to 12/31/2003                                     $10.04         $13.38             727,500
   1/1/2004 to 12/31/2004                                     $13.38         $15.14           1,071,978
   1/1/2005 to 12/31/2005                                     $15.14         $15.66           1,028,351
   1/1/2006 to 12/31/2006                                     $15.66         $17.55             962,590
   1/1/2007 to 12/31/2007                                     $17.55         $17.69             819,090

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                    $10.44               7,378
   1/1/2003 to 12/31/2003                                     $10.44         $13.67             433,891
   1/1/2004 to 12/31/2004                                     $13.67         $17.60           1,025,462
   1/1/2005 to 12/31/2005                                     $17.60         $22.69           1,968,637
   1/1/2006 to 12/31/2006                                     $22.69         $25.79           2,189,934
   1/1/2007 to 12/31/2007                                     $25.79         $35.54           3,279,733

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.34              31,105
   1/1/2003 to 12/31/2003                                     $ 9.34         $11.34             717,430
   1/1/2004 to 12/31/2004                                     $11.34         $11.76           1,189,655
   1/1/2005 to 12/31/2005                                     $11.76         $13.43           1,822,385
   1/1/2006 to 12/31/2006                                     $13.43         $13.92           2,970,253
   1/1/2007 to 12/31/2007                                     $13.92         $14.78           4,140,068

AST MFS Growth

   1/1/2002 to 12/31/2002                                                    $ 9.47             134,574
   1/1/2003 to 12/31/2003                                     $ 9.47         $11.41           2,222,614
   1/1/2004 to 12/31/2004                                     $11.41         $12.39           2,897,175
   1/1/2005 to 12/31/2005                                     $12.39         $12.93           4,272,543
   1/1/2006 to 12/31/2006                                     $12.93         $13.91           3,472,314
   1/1/2007 to 12/31/2007                                     $13.91         $15.70           2,799,781

AST Marsico Capital Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2002 to 12/31/2002                                                    $ 9.51             457,013
   1/1/2003 to 12/31/2003                                     $ 9.51         $12.30          14,975,841
   1/1/2004 to 12/31/2004                                     $12.30         $13.95          30,793,077
   1/1/2005 to 12/31/2005                                     $13.95         $14.62          41,075,737
   1/1/2006 to 12/31/2006                                     $14.62         $15.38          33,382,333
   1/1/2007 to 12/31/2007                                     $15.38         $17.35          28,678,496

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                    $ 9.46              41,632
   1/1/2003 to 12/31/2003                                     $ 9.46         $11.63             715,845
   1/1/2004 to 12/31/2004                                     $11.63         $11.83           1,641,544
   1/1/2005 to 12/31/2005                                     $11.83         $11.99           1,573,425
   1/1/2006 to 12/31/2006                                     $11.99         $12.94           1,596,091
   1/1/2007 to 12/31/2007                                     $12.94         $14.46           1,802,097

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                    $ 9.98              18,250
   1/1/2003 to 12/31/2003                                     $ 9.98         $12.39             583,969
   1/1/2004 to 12/31/2004                                     $12.39         $14.36           1,347,344
   1/1/2005 to 12/31/2005                                     $14.36         $15.41           1,705,077
   1/1/2006 to 12/31/2006                                     $15.41         $18.40           3,383,186
   1/1/2007 to 12/31/2007                                     $18.40         $18.26           4,050,104

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                    $ 9.79              11,345
   1/1/2003 to 12/31/2003                                     $ 9.79         $12.11             667,395
   1/1/2004 to 12/31/2004                                     $12.11         $13.07           1,011,796
   1/1/2005 to 12/2/2005                                      $13.07         $14.43                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                    $10.08             386,259
   1/1/2003 to 12/31/2003                                     $10.08         $12.69           2,277,726
   1/1/2004 to 12/31/2004                                     $12.69         $14.18           3,959,115
   1/1/2005 to 12/31/2005                                     $14.18         $14.68           3,809,638
   1/1/2006 to 12/31/2006                                     $14.68         $17.47           5,825,933
   1/1/2007 to 12/31/2007                                     $17.47         $16.53           3,601,549

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                    $10.33              41,098
   1/1/2003 to 12/31/2003                                     $10.33         $13.92           1,376,696
   1/1/2004 to 12/31/2004                                     $13.92         $18.84           2,863,749
   1/1/2005 to 12/31/2005                                     $18.84         $21.22           2,826,661
   1/1/2006 to 12/31/2006                                     $21.22         $28.47           3,649,289
   1/1/2007 to 12/31/2007                                     $28.47         $22.36           1,894,036

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                    $ 9.81              79,915
   1/1/2003 to 12/31/2003                                     $ 9.81         $12.25           2,209,334
   1/1/2004 to 12/31/2004                                     $12.25         $13.22           3,486,237
   1/1/2005 to 12/31/2005                                     $13.22         $13.43           3,733,992
   1/1/2006 to 12/31/2006                                     $13.43         $14.83           3,708,073
   1/1/2007 to 12/31/2007                                     $14.83         $14.85           3,175,733

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                    $ 9.89              36,829
   1/1/2003 to 12/31/2003                                     $ 9.89         $12.50             846,118
   1/1/2004 to 12/31/2004                                     $12.50         $13.80           2,219,323
   1/1/2005 to 12/31/2005                                     $13.80         $14.17           2,300,793
   1/1/2006 to 12/31/2006                                     $14.17         $16.24           2,456,510
   1/1/2007 to 12/31/2007                                     $16.24         $15.92           1,963,249

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                    $ 9.83             165,588
   1/1/2003 to 12/31/2003                                     $ 9.83         $12.77          13,386,166
   1/1/2004 to 12/31/2004                                     $12.77         $13.91          27,268,222
   1/1/2005 to 12/31/2005                                     $13.91         $14.30          38,456,039
   1/1/2006 to 12/31/2006                                     $14.30         $16.45          27,267,301
   1/1/2007 to 12/31/2007                                     $16.45         $16.96          23,014,737

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                     $9.90              30,714
   1/1/2003 to 12/31/2003                                      $9.90         $11.65             651,074

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $11.65         $13.19           1,916,775
   1/1/2005 to 12/31/2005                                     $13.19         $13.78           3,227,694
   1/1/2006 to 12/31/2006                                     $13.78         $16.01           3,946,641
   1/1/2007 to 12/31/2007                                     $16.01         $15.23           3,212,276

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                    $ 9.94               3,088
   1/1/2003 to 12/31/2003                                     $ 9.94         $11.65             155,865
   1/1/2004 to 12/31/2004                                     $11.65         $12.70             278,657
   1/1/2005 to 12/31/2005                                     $12.70         $13.32             481,111
   1/1/2006 to 12/31/2006                                     $13.32         $14.52             602,700
   1/1/2007 to 12/31/2007                                     $14.52         $14.52           2,384,671

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                    $ 9.97              15,835
   1/1/2003 to 12/31/2003                                     $ 9.97         $11.62             930,516
   1/1/2004 to 12/31/2004                                     $11.62         $12.43           1,308,462
   1/1/2005 to 12/31/2005                                     $12.43         $12.75           1,619,986
   1/1/2006 to 12/31/2006                                     $12.75         $13.72           1,619,748
   1/1/2007 to 12/31/2007                                     $13.72         $14.66           1,487,210

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                    $ 9.96              21,928
   1/1/2003 to 12/31/2003                                     $ 9.96         $12.12             955,716
   1/1/2004 to 12/31/2004                                     $12.12         $13.22           2,109,855
   1/1/2005 to 12/31/2005                                     $13.22         $13.57           2,860,901
   1/1/2006 to 12/31/2006                                     $13.57         $14.98           3,596,335
   1/1/2007 to 12/31/2007                                     $14.98         $15.62           5,082,784

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                    $10.31              36,822
   1/1/2003 to 12/31/2003                                     $10.31         $11.42           1,827,606
   1/1/2004 to 12/31/2004                                     $11.42         $12.17           6,387,666
   1/1/2005 to 12/31/2005                                     $12.17         $11.40           9,677,417
   1/1/2006 to 12/31/2006                                     $11.40         $11.89           8,138,223
   1/1/2007 to 12/31/2007                                     $11.89         $12.78           8,017,458

AST High Yield

   1/1/2002 to 12/31/2002                                                    $10.26              74,022
   1/1/2003 to 12/31/2003                                     $10.26         $12.24           3,684,174
   1/1/2004 to 12/31/2004                                     $12.24         $13.34           4,901,936
   1/1/2005 to 12/31/2005                                     $13.34         $13.23           4,036,185
   1/1/2006 to 12/31/2006                                     $13.23         $14.33           3,605,228
   1/1/2007 to 12/31/2007                                     $14.33         $14.40           3,381,681

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                    $10.23             162,571
   1/1/2003 to 12/31/2003                                     $10.23         $11.92           4,628,945
   1/1/2004 to 12/31/2004                                     $11.92         $12.56           7,337,467
   1/1/2005 to 12/31/2005                                     $12.56         $12.46          11,711,617
   1/1/2006 to 12/31/2006                                     $12.46         $13.43           9,529,259
   1/1/2007 to 12/31/2007                                     $13.43         $13.97           8,088,124

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                    $10.17             604,147
   1/1/2003 to 12/31/2003                                     $10.17         $10.51          16,012,778
   1/1/2004 to 12/31/2004                                     $10.51         $10.82          30,067,867
   1/1/2005 to 12/31/2005                                     $10.82         $10.88          15,662,179
   1/1/2006 to 12/31/2006                                     $10.88         $11.07          16,434,843
   1/1/2007 to 12/31/2007                                     $11.07         $11.76          17,063,089

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                    $10.08             215,314
   1/1/2003 to 12/31/2003                                     $10.08         $10.22           5,152,783
   1/1/2004 to 12/31/2004                                     $10.22         $10.23          19,103,280
   1/1/2005 to 12/31/2005                                     $10.23         $10.20          31,242,913
   1/1/2006 to 12/31/2006                                     $10.20         $10.39          24,544,154
   1/1/2007 to 12/31/2007                                     $10.39         $10.88          21,419,052

AST Money Market

   1/1/2002 to 12/31/2002                                                    $ 9.99             999,737
   1/1/2003 to 12/31/2003                                     $ 9.99         $ 9.86           7,176,983

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $ 9.86         $ 9.75           8,152,893
   1/1/2005 to 12/31/2005                                     $ 9.75         $ 9.83          14,801,776
   1/1/2006 to 12/31/2006                                     $ 9.83         $10.09          17,648,852
   1/1/2007 to 12/31/2007                                     $10.09         $10.38          23,468,378

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                    $ 9.93              21,816
   1/1/2003 to 12/31/2003                                     $ 9.93         $15.56             415,864
   1/1/2004 to 12/31/2004                                     $15.56         $18.29             934,258
   1/1/2005 to 12/31/2005                                     $18.29         $23.59           1,611,359
   1/1/2006 to 12/31/2006                                     $23.59         $31.15           1,615,174
   1/1/2007 to 12/31/2007                                     $31.15         $43.85           2,054,253

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                    $ 9.90              10,707
   1/1/2003 to 12/31/2003                                     $ 9.90         $12.26             251,071
   1/1/2004 to 12/31/2004                                     $12.26         $13.36             285,526
   1/1/2005 to 12/31/2005                                     $13.36         $13.81             350,410
   1/1/2006 to 12/31/2006                                     $13.81         $16.06             434,376
   1/1/2007 to 12/31/2007                                     $16.06         $16.20             321,321

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                    $ 9.70              32,635
   1/1/2003 to 12/31/2003                                     $ 9.70         $13.12             634,308
   1/1/2004 to 12/31/2004                                     $13.12         $14.59             590,157
   1/1/2005 to 12/31/2005                                     $14.59         $15.85             469,231
   1/1/2006 to 12/31/2006                                     $15.85         $18.05             557,322
   1/1/2007 to 12/31/2007                                     $18.05         $19.86             488,870

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.35               3,695
   1/1/2004 to 12/31/2004                                     $13.35         $13.71               5,184
   1/1/2005 to 12/31/2005                                     $13.71         $13.74               3,938
   1/1/2006 to 12/31/2006                                     $13.74         $14.89                 770
   1/1/2007 to 12/31/2007                                     $14.89         $15.73                 984

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                    $ 9.51               5,444
   1/1/2003 to 12/31/2003                                     $ 9.51         $11.93             381,478
   1/1/2004 to 12/31/2004                                     $11.93         $12.58             578,826
   1/1/2005 to 12/31/2005                                     $12.58         $13.35             902,299
   1/1/2006 to 12/31/2006                                     $13.35         $13.78             933,835
   1/1/2007 to 12/31/2007                                     $13.78         $15.12             891,556

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                    $ 9.92               1,897
   1/1/2003 to 12/31/2003                                     $ 9.92         $12.61             200,360
   1/1/2004 to 12/31/2004                                     $12.61         $13.44             387,921
   1/1/2005 to 12/31/2005                                     $13.44         $13.97             657,120
   1/1/2006 to 12/31/2006                                     $13.97         $15.96             721,032
   1/1/2007 to 12/31/2007                                     $15.96         $12.17             504,736

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                    $ 9.67               3,669
   1/1/2003 to 12/31/2003                                     $ 9.67         $12.78              76,749
   1/1/2004 to 12/31/2004                                     $12.78         $14.94             195,986
   1/1/2005 to 12/31/2005                                     $14.94         $17.01             507,584
   1/1/2006 to 12/31/2006                                     $17.01         $20.55             657,265
   1/1/2007 to 12/31/2007                                     $20.55         $23.18             857,755

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                    $ 9.85              12,520
   1/1/2003 to 12/31/2003                                     $ 9.85         $14.69             293,794
   1/1/2004 to 12/31/2004                                     $14.69         $15.25             509,734
   1/1/2005 to 4/15/2005                                      $15.25         $13.57                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.21              56,002
   1/1/2004 to 12/31/2004                                     $13.21         $13.89             387,492
   1/1/2005 to 12/31/2005                                     $13.89         $14.15             294,327

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $14.15         $14.72             208,342
   1/1/2007 to 12/31/2007                                     $14.72         $16.16             187,651

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.42             570,911
   1/1/2006 to 12/31/2006                                     $11.42         $12.44             600,433
   1/1/2007 to 12/31/2007                                     $12.44         $13.55             536,163

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                    $ 9.70               2,625
   1/1/2003 to 12/31/2003                                     $ 9.70         $13.20             158,208
   1/1/2004 to 12/31/2004                                     $13.20         $14.80             313,111
   1/1/2005 to 12/31/2005                                     $14.80         $15.69             409,618
   1/1/2006 to 12/31/2006                                     $15.69         $18.09             676,494
   1/1/2007 to 12/31/2007                                     $18.09         $20.33           1,035,608

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                    $ 9.86               6,995
   1/1/2003 to 12/31/2003                                     $ 9.86         $15.96             131,276
   1/1/2004 to 12/31/2004                                     $15.96         $15.57             253,337
   1/1/2005 to 12/31/2005                                     $15.57         $18.26             481,367
   1/1/2006 to 12/31/2006                                     $18.26         $24.95           1,003,276
   1/1/2007 to 12/31/2007                                     $24.95         $36.16           1,525,658

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                    $10.21                 351
   1/1/2003 to 12/31/2003                                     $10.21         $12.70              76,553
   1/1/2004 to 12/31/2004                                     $12.70         $13.40             137,584
   1/1/2005 to 12/31/2005                                     $13.40         $18.65             930,697
   1/1/2006 to 12/31/2006                                     $18.65         $20.27             426,933
   1/1/2007 to 12/31/2007                                     $20.27         $17.90             235,339

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                    $10.13               3,422
   1/1/2003 to 12/31/2003                                     $10.13         $12.86              34,962
   1/1/2004 to 12/31/2004                                     $12.86         $14.10             171,696
   1/1/2005 to 12/31/2005                                     $14.10         $13.82             112,934
   1/1/2006 to 12/31/2006                                     $13.82         $15.64              92,471
   1/1/2007 to 12/31/2007                                     $15.64         $11.16             176,483

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                    $10.34                  12
   1/1/2003 to 12/31/2003                                     $10.34         $13.35             100,189
   1/1/2004 to 12/31/2004                                     $13.35         $14.43             170,212
   1/1/2005 to 12/31/2005                                     $14.43         $14.50             365,502
   1/1/2006 to 12/31/2006                                     $14.50         $16.43             293,534
   1/1/2007 to 12/31/2007                                     $16.43         $21.07           1,087,523

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.53                 847
   1/1/2004 to 12/31/2004                                     $13.53         $14.56               5,878
   1/1/2005 to 12/31/2005                                     $14.56         $17.03               3,291
   1/1/2006 to 12/31/2006                                     $17.03         $16.02               1,562
   1/1/2007 to 12/31/2007                                     $16.02         $15.54               2,486

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                    $ 9.37               2,426
   1/1/2003 to 12/31/2003                                     $ 9.37         $11.66              30,700
   1/1/2004 to 12/31/2004                                     $11.66         $12.31              87,433
   1/1/2005 to 12/31/2005                                     $12.31         $11.51             104,799
   1/1/2006 to 12/31/2006                                     $11.51         $12.65             104,380
   1/1/2007 to 12/31/2007                                     $12.65         $11.38              77,328

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                    $ 9.90               2,303
   1/1/2003 to 12/31/2003                                     $ 9.90         $11.51              12,720
   1/1/2004 to 12/31/2004                                     $11.51         $12.33             102,706
   1/1/2005 to 12/31/2005                                     $12.33         $12.06             109,443

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $12.06         $13.32             197,910
   1/1/2007 to 12/31/2007                                     $13.32         $14.06             542,445

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                    $10.12               1,660
   1/1/2003 to 12/31/2003                                     $10.12         $12.14             114,553
   1/1/2004 to 12/31/2004                                     $12.14         $15.40             888,111
   1/1/2005 to 12/31/2005                                     $15.40         $19.84           1,062,333
   1/1/2006 to 12/31/2006                                     $19.84         $23.48           1,058,623
   1/1/2007 to 12/31/2007                                     $23.48         $30.51           1,299,899

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                    $ 9.84               2,066
   1/1/2003 to 12/31/2003                                     $ 9.84         $12.45             134,420
   1/1/2004 to 12/31/2004                                     $12.45         $13.48             323,190
   1/1/2005 to 12/31/2005                                     $13.48         $13.75             556,706
   1/1/2006 to 12/31/2006                                     $13.75         $15.83             679,764
   1/1/2007 to 12/31/2007                                     $15.83         $12.56             500,665

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                     $9.59               6,831
   1/1/2003 to 12/31/2003                                      $9.59         $11.05             244,228
   1/1/2004 to 12/31/2004                                     $11.05         $11.10             518,389
   1/1/2005 to 12/31/2005                                     $11.10         $11.54             974,103
   1/1/2006 to 12/31/2006                                     $11.54         $11.92           1,125,522
   1/1/2007 to 12/31/2007                                     $11.92         $12.46           1,162,766

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.85              20,601
   1/1/2004 to 12/31/2004                                     $12.85         $14.27              88,729
   1/1/2005 to 12/31/2005                                     $14.27         $14.34             113,692
   1/1/2006 to 12/31/2006                                     $14.34         $15.71              74,496
   1/1/2007 to 12/31/2007                                     $15.71         $17.22             308,521

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.67               1,210
   1/1/2004 to 12/31/2004                                     $16.67         $19.83               3,806
   1/1/2005 to 12/31/2005                                     $19.83         $20.90               2,197
   1/1/2006 to 12/31/2006                                     $20.90         $20.78                 655
   1/1/2007 to 12/31/2007                                     $20.78         $22.46               1,607

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                    $ 9.63               2,545
   1/1/2003 to 12/31/2003                                     $ 9.63         $ 9.97              77,105
   1/1/2004 to 12/31/2004                                     $ 9.97         $ 8.88             246,789
   1/1/2005 to 12/31/2005                                     $ 8.88         $ 8.38             337,606
   1/1/2006 to 12/31/2006                                     $ 8.38         $ 9.22             472,925
   1/1/2007 to 12/31/2007                                     $ 9.22         $ 9.25             294,819

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                    $11.30              19,964
   1/1/2003 to 12/31/2003                                     $11.30         $15.44             390,896
   1/1/2004 to 12/31/2004                                     $15.44         $13.64             457,761
   1/1/2005 to 12/31/2005                                     $13.64         $16.90           1,038,247
   1/1/2006 to 12/31/2006                                     $16.90         $17.80           1,225,838
   1/1/2007 to 12/31/2007                                     $17.80         $21.38           1,371,913

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                    $10.20              12,789
   1/1/2003 to 12/31/2003                                     $10.20         $13.33             136,941
   1/1/2004 to 12/31/2004                                     $13.33         $16.63             509,763
   1/1/2005 to 12/31/2005                                     $16.63         $17.42             419,232
   1/1/2006 to 12/31/2006                                     $17.42         $22.64             644,499
   1/1/2007 to 12/31/2007                                     $22.64         $17.85             306,812

ProFund VP -Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.93               3,475
   1/1/2004 to 12/31/2004                                     $15.93         $11.95               3,639
   1/1/2005 to 12/31/2005                                     $11.95         $12.73                 730

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $12.73         $11.61                 659
   1/1/2007 to 12/31/2007                                     $11.61         $12.19                 744

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.30               6,845
   1/1/2004 to 12/31/2004                                     $13.30         $12.99               9,239
   1/1/2005 to 12/31/2005                                     $12.99         $12.90                   0
   1/1/2006 to 12/31/2006                                     $12.90         $13.68                 315
   1/1/2007 to 12/31/2007                                     $13.68         $15.35               1,532

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                    $10.03               3,642
   1/1/2003 to 12/31/2003                                     $10.03         $10.08              47,283
   1/1/2004 to 12/31/2004                                     $10.08         $11.43             212,127
   1/1/2005 to 12/31/2005                                     $11.43         $10.47             159,504
   1/1/2006 to 12/31/2006                                     $10.47         $13.79             576,678
   1/1/2007 to 12/31/2007                                     $13.79         $14.66             584,892

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                    $10.61               8,871
   1/1/2003 to 12/31/2003                                     $10.61         $12.63              93,690
   1/1/2004 to 12/31/2004                                     $12.63         $15.00             332,768
   1/1/2005 to 12/31/2005                                     $15.00         $16.64             728,412
   1/1/2006 to 12/31/2006                                     $16.64         $19.47             965,227
   1/1/2007 to 12/31/2007                                     $19.47         $22.11           2,287,906

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                    $ 9.75              10,297
   1/1/2003 to 12/31/2003                                     $ 9.75         $12.01             708,248
   1/1/2004 to 12/31/2004                                     $12.01         $12.82           2,052,501
   1/1/2005 to 12/31/2005                                     $12.82         $12.92           1,393,666
   1/1/2006 to 12/31/2006                                     $12.92         $14.41           2,159,049
   1/1/2007 to 12/31/2007                                     $14.41         $14.64             976,951

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                    $10.13              28,618
   1/1/2003 to 12/31/2003                                     $10.13         $ 7.49             716,467
   1/1/2004 to 12/31/2004                                     $ 7.49         $ 6.60             289,105
   1/1/2005 to 12/31/2005                                     $ 6.60         $ 6.38             723,318
   1/1/2006 to 12/31/2006                                     $ 6.38         $ 5.79             672,760
   1/1/2007 to 12/31/2007                                     $ 5.79         $ 5.71             904,581

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                    $ 9.61                 245
   1/1/2003 to 12/31/2003                                     $ 9.61         $14.42               1,432
   1/1/2004 to 12/31/2004                                     $14.42         $16.58               9,518
   1/1/2005 to 12/31/2005                                     $16.58         $16.69              16,473
   1/1/2006 to 12/31/2006                                     $16.69         $20.15               7,438
   1/1/2007 to 12/31/2007                                     $20.15         $19.93               5,842

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                    $ 9.36              13,113
   1/1/2003 to 12/31/2003                                     $ 9.36         $13.47             810,005
   1/1/2004 to 12/31/2004                                     $13.47         $14.34           1,807,904
   1/1/2005 to 12/31/2005                                     $14.34         $14.10           1,350,489
   1/1/2006 to 12/31/2006                                     $14.10         $14.59           1,489,774
   1/1/2007 to 12/31/2007                                     $14.59         $16.83           1,716,475

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                    $10.43              15,308
   1/1/2003 to 12/31/2003                                     $10.43         $ 6.42             196,526
   1/1/2004 to 12/31/2004                                     $ 6.42         $ 5.60             181,352
   1/1/2005 to 12/31/2005                                     $ 5.60         $ 5.53             480,109
   1/1/2006 to 12/31/2006                                     $ 5.53         $ 5.36             679,620
   1/1/2007 to 12/31/2007                                     $ 5.36         $ 4.65             468,235

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                    $ 8.70                 233
   1/1/2003 to 12/31/2003                                     $ 8.70         $17.30               5,905
   1/1/2004 to 12/31/2004                                     $17.30         $19.36              22,282
   1/1/2005 to 12/31/2005                                     $19.36         $18.28              39,390

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $18.28         $18.81              25,955
   1/1/2007 to 12/31/2007                                     $18.81         $23.71               3,558

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.06               4,777
   1/1/2003 to 12/31/2003                                     $10.06         $13.40             462,172
   1/1/2004 to 12/31/2004                                     $13.40         $15.24             626,618
   1/1/2005 to 12/31/2005                                     $15.24         $16.28             783,182
   1/1/2006 to 12/31/2006                                     $16.28         $17.93           1,262,392
   1/1/2007 to 12/31/2007                                     $17.93         $17.76             454,086

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.82               1,587
   1/1/2003 to 12/31/2003                                     $ 9.82         $12.32             295,528
   1/1/2004 to 12/31/2004                                     $12.32         $13.42             579,666
   1/1/2005 to 12/31/2005                                     $13.42         $14.65           1,210,311
   1/1/2006 to 12/31/2006                                     $14.65         $14.94             841,041
   1/1/2007 to 12/31/2007                                     $14.94         $16.38             570,618

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                    $ 9.86               1,673
   1/1/2003 to 12/31/2003                                     $ 9.86         $16.46             136,523
   1/1/2004 to 12/31/2004                                     $16.46         $20.62             338,303
   1/1/2005 to 12/31/2005                                     $20.62         $23.85             608,698
   1/1/2006 to 12/31/2006                                     $23.85         $25.88             494,119
   1/1/2007 to 12/31/2007                                     $25.88         $26.90             589,077

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.15              19,019
   1/1/2003 to 12/31/2003                                     $10.15         $13.41           1,218,990
   1/1/2004 to 12/31/2004                                     $13.41         $15.80           2,597,154
   1/1/2005 to 12/31/2005                                     $15.80         $16.12           1,026,106
   1/1/2006 to 12/31/2006                                     $16.12         $18.57           1,234,327
   1/1/2007 to 12/31/2007                                     $18.57         $16.90             475,816

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.91              10,572
   1/1/2003 to 12/31/2003                                     $ 9.91         $13.05           1,289,398
   1/1/2004 to 12/31/2004                                     $13.05         $15.34           1,611,060
   1/1/2005 to 12/31/2005                                     $15.34         $16.18           1,645,353
   1/1/2006 to 12/31/2006                                     $16.18         $17.25             715,173
   1/1/2007 to 12/31/2007                                     $17.25         $17.61             602,007

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $19.43              13,082
   1/1/2004 to 12/31/2004                                     $19.43         $24.98              32,780
   1/1/2005 to 12/31/2005                                     $24.98         $24.46               4,105
   1/1/2006 to 12/31/2006                                     $24.46         $30.23               2,229
   1/1/2007 to 12/31/2007                                     $30.23         $25.75               1,325

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                    $10.19              22,148
   1/1/2003 to 12/31/2003                                     $10.19         $ 9.75             291,892
   1/1/2004 to 12/31/2004                                     $ 9.75         $10.34             372,142
   1/1/2005 to 12/31/2005                                     $10.34         $11.06             849,752
   1/1/2006 to 12/31/2006                                     $11.06         $10.36             308,497
   1/1/2007 to 12/31/2007                                     $10.36         $11.19           1,278,383

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                    $ 9.69               9,028
   1/1/2003 to 12/31/2003                                     $ 9.69         $ 9.12             445,486
   1/1/2004 to 12/31/2004                                     $ 9.12         $ 7.97           2,060,525
   1/1/2005 to 12/31/2005                                     $ 7.97         $ 7.20           1,537,481
   1/1/2006 to 12/31/2006                                     $ 7.20         $ 7.78           1,436,150
   1/1/2007 to 12/31/2007                                     $ 7.78         $ 7.24             931,257

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.55                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.55         $11.34              40,028
   1/1/2007 to 12/31/2007                                     $11.34         $11.70               9,274

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.17                 467
   1/1/2004 to 12/31/2004                                     $13.17         $14.39                  28
   1/1/2005 to 12/31/2005                                     $14.39         $14.20                   0
   1/1/2006 to 12/31/2006                                     $14.20         $14.49                   0
   1/1/2007 to 12/31/2007                                     $14.49         $15.02             275,455

First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.83             303,452
   1/1/2005 to 12/31/2005                                     $11.83         $12.78             556,109
   1/1/2006 to 12/31/2006                                     $12.78         $17.36           1,821,678
   1/1/2007 to 12/31/2007                                     $17.36         $19.30           2,474,002

First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.30           1,562,079
   1/1/2005 to 12/31/2005                                     $11.30         $11.89           3,682,820
   1/1/2006 to 12/31/2006                                     $11.89         $13.01           4,195,075
   1/1/2007 to 12/31/2007                                     $13.01         $13.97           3,797,495

First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.64               1,635
   1/1/2005 to 12/31/2005                                     $10.64         $10.78                   0
   1/1/2006 to 12/31/2006                                     $10.78         $11.52                   0
   1/1/2007 to 12/31/2007                                     $11.52         $13.75                  72

First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.73             152,355
   1/1/2005 to 12/31/2005                                     $10.73         $10.96             239,580
   1/1/2006 to 12/31/2006                                     $10.96         $11.06             310,269
   1/1/2007 to 12/31/2007                                     $11.06         $11.31             358,182

First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.46             160,820
   1/1/2005 to 12/31/2005                                     $10.46         $ 9.93             229,012
   1/1/2006 to 12/31/2006                                     $ 9.93         $12.24             513,220
   1/1/2007 to 12/31/2007                                     $12.24         $12.08             256,400

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.74           1,422,656
   1/1/2006 to 12/31/2006                                     $ 9.74         $11.29           2,501,117
   1/1/2007 to 12/31/2007                                     $11.29         $11.20           2,253,439

First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.57               4,909
   1/1/2005 to 12/31/2005                                     $12.57         $14.76              21,797
   1/1/2006 to 12/31/2006                                     $14.76         $14.90              19,454
   1/1/2007 to 12/31/2007                                     $14.90         $17.27              20,293

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.37              18,860
   1/1/2005 to 12/31/2005                                     $10.37         $10.27             908,198

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.27         $10.99             613,182
   1/1/2007 to 12/31/2007                                     $10.99         $11.53           1,390,699

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.36              36,170
   1/1/2005 to 12/31/2005                                     $10.36         $10.48           1,039,136
   1/1/2006 to 12/31/2006                                     $10.48         $12.20           1,693,382
   1/1/2007 to 12/31/2007                                     $12.20         $11.98             675,679

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 8.61                   0
   1/1/2006 to 12/31/2006                                     $ 8.61         $ 8.14                   0
   1/1/2007 to 12/31/2007                                     $ 8.14         $ 7.76                   0

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 9.54                  --
   1/1/2005 to 12/31/2005                                     $ 9.54         $ 9.08               6,434
   1/1/2006 to 12/31/2006                                     $ 9.08         $ 7.86              14,134
   1/1/2007 to 12/31/2007                                     $ 7.86         $ 8.06               5,100

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.53             172,859
   1/1/2005 to 12/31/2005                                     $10.53         $12.02             394,679
   1/1/2006 to 12/31/2006                                     $12.02         $14.27             427,444
   1/1/2007 to 12/31/2007                                     $14.27         $16.74             427,136

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00           1,049,203
   1/1/2006 to 12/31/2006                                     $10.00         $11.34          12,971,753
   1/1/2007 to 12/31/2007                                     $11.34         $12.19          18,793,439

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01           4,889,286
   1/1/2006 to 12/31/2006                                     $10.01         $11.16          49,970,238
   1/1/2007 to 12/31/2007                                     $11.16         $12.01          67,852,631

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02           3,947,078
   1/1/2006 to 12/31/2006                                     $10.02         $10.98          39,113,352
   1/1/2007 to 12/31/2007                                     $10.98         $11.76          51,904,819

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03             848,017
   1/1/2006 to 12/31/2006                                     $10.03         $10.87           8,676,554
   1/1/2007 to 12/31/2007                                     $10.87         $11.63          15,085,032

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.04             185,386

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                          UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.04         $10.63           4,511,598
   1/1/2007 to 12/31/2007                                     $10.63         $11.33           6,663,413

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.64           5,875,082
   1/1/2007 to 12/31/2007                                     $10.64         $11.43          11,414,410

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.56           4,290,735
   1/1/2007 to 12/31/2007                                     $10.56         $11.24          10,546,291

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.46           4,431,545
   1/1/2007 to 12/31/2007                                     $10.46         $11.43          11,110,354

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.50             225,659

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.04             236,496

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.19              31,179

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.17              45,831

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.00              29,652

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.98             237,870



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.74              17,098
   1/1/2004 to 12/31/2004                                  $12.74         $14.62             217,166
   1/1/2005 to 12/31/2005                                  $14.62         $15.90             411,852
   1/1/2006 to 12/31/2006                                  $15.90         $19.14             412,527
   1/1/2007 to 12/31/2007                                  $19.14         $20.53             452,611

AST International Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.34             103,740
   1/1/2004 to 12/31/2004                                  $13.34         $15.18           1,821,923
   1/1/2005 to 12/31/2005                                  $15.18         $17.34           2,117,272
   1/1/2006 to 12/31/2006                                  $17.34         $20.56           1,505,204
   1/1/2007 to 12/31/2007                                  $20.56         $23.99           1,246,698

AST International Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.85               5,504
   1/1/2004 to 12/31/2004                                  $12.85         $15.24              69,494
   1/1/2005 to 12/31/2005                                  $15.24         $16.98             151,571
   1/1/2006 to 12/31/2006                                  $16.98         $21.21             275,386
   1/1/2007 to 12/31/2007                                  $21.21         $24.49             415,333

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.29               4,306
   1/1/2004 to 12/31/2004                                  $12.29         $14.26              98,046
   1/1/2005 to 12/31/2005                                  $14.26         $15.04             185,240
   1/1/2006 to 12/31/2006                                  $15.04         $18.32             190,286
   1/1/2007 to 12/31/2007                                  $18.32         $19.64             145,391

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.49               9,676
   1/1/2004 to 12/31/2004                                  $13.49         $12.30             113,913
   1/1/2005 to 12/31/2005                                  $12.30         $12.23             105,281
   1/1/2006 to 12/31/2006                                  $12.23         $13.50             116,763
   1/1/2007 to 12/31/2007                                  $13.50         $14.18             168,599

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $14.05               1,850
   1/1/2004 to 12/31/2004                                  $14.05         $15.07              56,414
   1/1/2005 to 12/31/2005                                  $15.07         $14.82              76,370
   1/1/2006 to 12/31/2006                                  $14.82         $15.65              81,269
   1/1/2007 to 12/31/2007                                  $15.65         $18.20             105,233

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $16.38              37,078
   1/1/2004 to 12/31/2004                                  $16.38         $19.75             562,771
   1/1/2005 to 12/31/2005                                  $19.75         $21.18             675,624
   1/1/2006 to 12/31/2006                                  $21.18         $23.44             555,919
   1/1/2007 to 12/31/2007                                  $23.44         $25.55             471,679

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $16.91                   0
   1/1/2006 to 12/31/2006                                  $16.91         $19.43                   0
   1/1/2007 to 12/31/2007                                  $19.43         $18.06                   0

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.41             100,155
   1/1/2004 to 12/31/2004                                  $13.41         $15.31           1,007,926
   1/1/2005 to 12/31/2005                                  $15.31         $16.00           1,367,354
   1/1/2006 to 12/31/2006                                  $16.00         $18.82           1,007,185
   1/1/2007 to 12/31/2007                                  $18.82         $17.41             986,053

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
AST DeAM Small-Cap Value
   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $14.17              10,756
   1/1/2004 to 12/31/2004                                  $14.17         $16.96             236,402
   1/1/2005 to 12/31/2005                                  $16.96         $16.82             245,002
   1/1/2006 to 12/31/2006                                  $16.82         $19.77             203,936
   1/1/2007 to 12/31/2007                                  $19.77         $15.93             230,960

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.73              37,400
   1/1/2004 to 12/31/2004                                  $12.73         $14.52             516,261
   1/1/2005 to 12/31/2005                                  $14.52         $14.91             701,854
   1/1/2006 to 12/31/2006                                  $14.91         $15.53             516,950
   1/1/2007 to 12/31/2007                                  $15.53         $18.16             440,329

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.17              16,702
   1/1/2004 to 12/31/2004                                  $12.17         $13.84             153,923
   1/1/2005 to 12/31/2005                                  $13.84         $15.40             330,873
   1/1/2006 to 12/31/2006                                  $15.40         $17.21             308,969
   1/1/2007 to 12/31/2007                                  $17.21         $20.61             409,243

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.33              87,253
   1/1/2004 to 12/31/2004                                  $13.33         $16.04             937,314
   1/1/2005 to 12/31/2005                                  $16.04         $17.62           1,232,726
   1/1/2006 to 12/31/2006                                  $17.62         $19.12             959,021
   1/1/2007 to 12/31/2007                                  $19.12         $19.33             859,161

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.43              10,356
   1/1/2004 to 12/31/2004                                  $12.43         $13.22             119,566
   1/1/2005 to 12/2/2005                                   $13.22         $15.12                   0

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.37              12,627
   1/1/2004 to 12/31/2004                                  $13.37         $15.11             116,474
   1/1/2005 to 12/31/2005                                  $15.11         $15.61             156,240
   1/1/2006 to 12/31/2006                                  $15.61         $17.48             128,923
   1/1/2007 to 12/31/2007                                  $17.48         $17.60             135,453

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.66              24,634
   1/1/2004 to 12/31/2004                                  $13.66         $17.56             172,186
   1/1/2005 to 12/31/2005                                  $17.56         $22.61             291,124
   1/1/2006 to 12/31/2006                                  $22.61         $25.68             307,012
   1/1/2007 to 12/31/2007                                  $25.68         $35.36             389,732

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.32               2,206
   1/1/2004 to 12/31/2004                                  $11.32         $11.73              84,417
   1/1/2005 to 12/31/2005                                  $11.73         $13.39             179,576
   1/1/2006 to 12/31/2006                                  $13.39         $13.86             424,274
   1/1/2007 to 12/31/2007                                  $13.86         $14.70             670,101

AST MFS Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.40              18,900
   1/1/2004 to 12/31/2004                                  $11.40         $12.37             304,760
   1/1/2005 to 12/31/2005                                  $12.37         $12.89             553,235
   1/1/2006 to 12/31/2006                                  $12.89         $13.85             418,858
   1/1/2007 to 12/31/2007                                  $13.85         $15.62             401,782

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.28             215,988
   1/1/2004 to 12/31/2004                                  $12.28         $13.92           3,136,818
   1/1/2005 to 12/31/2005                                  $13.92         $14.58           4,378,768
   1/1/2006 to 12/31/2006                                  $14.58         $15.32           3,475,065
   1/1/2007 to 12/31/2007                                  $15.32         $17.26           3,049,331

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.61              17,452
   1/1/2004 to 12/31/2004                                  $11.61         $11.80             122,739
   1/1/2005 to 12/31/2005                                  $11.80         $11.95             143,016
   1/1/2006 to 12/31/2006                                  $11.95         $12.88             143,727
   1/1/2007 to 12/31/2007                                  $12.88         $14.39             168,462

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.38               9,674
   1/1/2004 to 12/31/2004                                  $12.38         $14.33             175,087
   1/1/2005 to 12/31/2005                                  $14.33         $15.36             278,564
   1/1/2006 to 12/31/2006                                  $15.36         $18.32             539,030
   1/1/2007 to 12/31/2007                                  $18.32         $18.16             417,115

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.09               5,118
   1/1/2004 to 12/31/2004                                  $12.09         $13.05              72,365
   1/1/2005 to 12/2/2005                                   $13.05         $14.38                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.67              11,518
   1/1/2004 to 12/31/2004                                  $12.67         $14.15             220,419
   1/1/2005 to 12/31/2005                                  $14.15         $14.63             256,525
   1/1/2006 to 12/31/2006                                  $14.63         $17.40             446,357
   1/1/2007 to 12/31/2007                                  $17.40         $16.44             422,432

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.91              13,615
   1/1/2004 to 12/31/2004                                  $13.91         $18.80             184,027
   1/1/2005 to 12/31/2005                                  $18.80         $21.16             199,018
   1/1/2006 to 12/31/2006                                  $21.16         $28.35             318,743
   1/1/2007 to 12/31/2007                                  $28.35         $22.24             246,476

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.24              16,957
   1/1/2004 to 12/31/2004                                  $12.24         $13.19             389,368
   1/1/2005 to 12/31/2005                                  $13.19         $13.38             463,127
   1/1/2006 to 12/31/2006                                  $13.38         $14.77             411,412
   1/1/2007 to 12/31/2007                                  $14.77         $14.78             293,752

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.48               2,386
   1/1/2004 to 12/31/2004                                  $12.48         $13.77             198,789
   1/1/2005 to 12/31/2005                                  $13.77         $14.12             238,151
   1/1/2006 to 12/31/2006                                  $14.12         $16.18             278,461
   1/1/2007 to 12/31/2007                                  $16.18         $15.83             367,074

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.76             187,011
   1/1/2004 to 12/31/2004                                  $12.76         $13.88           2,899,917
   1/1/2005 to 12/31/2005                                  $13.88         $14.25           4,265,750
   1/1/2006 to 12/31/2006                                  $14.25         $16.38           2,911,174
   1/1/2007 to 12/31/2007                                  $16.38         $16.87           2,485,922

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.63              21,961

LEALC-SKB12

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                  $11.63         $13.16             173,888
   1/1/2005 to 12/31/2005                                  $13.16         $13.73             405,887
   1/1/2006 to 12/31/2006                                  $13.73         $15.94             464,393
   1/1/2007 to 12/31/2007                                  $15.94         $15.16             520,419

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.64                 483
   1/1/2004 to 12/31/2004                                  $11.64         $12.67              35,622
   1/1/2005 to 12/31/2005                                  $12.67         $13.28              96,396
   1/1/2006 to 12/31/2006                                  $13.28         $14.46             103,991
   1/1/2007 to 12/31/2007                                  $14.46         $14.45             457,631

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.61              18,977
   1/1/2004 to 12/31/2004                                  $11.61         $12.40             175,763
   1/1/2005 to 12/31/2005                                  $12.40         $12.71             219,955
   1/1/2006 to 12/31/2006                                  $12.71         $13.66             187,318
   1/1/2007 to 12/31/2007                                  $13.66         $14.58             170,010

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.11              27,414
   1/1/2004 to 12/31/2004                                  $12.11         $13.19             349,177
   1/1/2005 to 12/31/2005                                  $13.19         $13.53             401,044
   1/1/2006 to 12/31/2006                                  $13.53         $14.92             549,051
   1/1/2007 to 12/31/2007                                  $14.92         $15.54           1,003,846

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.40              24,361
   1/1/2004 to 12/31/2004                                  $11.40         $12.14             712,411
   1/1/2005 to 12/31/2005                                  $12.14         $11.37           1,035,774
   1/1/2006 to 12/31/2006                                  $11.37         $11.84             798,214
   1/1/2007 to 12/31/2007                                  $11.84         $12.72             851,066

AST High Yield

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.23              27,535
   1/1/2004 to 12/31/2004                                  $12.23         $13.31             426,333
   1/1/2005 to 12/31/2005                                  $13.31         $13.19             582,997
   1/1/2006 to 12/31/2006                                  $13.19         $14.27             694,301
   1/1/2007 to 12/31/2007                                  $14.27         $14.33             558,873

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.90              42,593
   1/1/2004 to 12/31/2004                                  $11.90         $12.53             904,128
   1/1/2005 to 12/31/2005                                  $12.53         $12.42           1,672,135
   1/1/2006 to 12/31/2006                                  $12.42         $13.37           1,365,237
   1/1/2007 to 12/31/2007                                  $13.37         $13.90           1,124,709

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $10.49             378,676
   1/1/2004 to 12/31/2004                                  $10.49         $10.79           3,495,678
   1/1/2005 to 12/31/2005                                  $10.79         $10.84           2,236,621
   1/1/2006 to 12/31/2006                                  $10.84         $11.02           2,081,850
   1/1/2007 to 12/31/2007                                  $11.02         $11.70           2,256,466

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $10.21              36,640
   1/1/2004 to 12/31/2004                                  $10.21         $10.21           2,764,809
   1/1/2005 to 12/31/2005                                  $10.21         $10.17           4,545,782
   1/1/2006 to 12/31/2006                                  $10.17         $10.35           3,593,391
   1/1/2007 to 12/31/2007                                  $10.35         $10.83           3,257,914

AST Money Market
   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $ 9.85              81,304

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                  $ 9.85         $ 9.73           1,312,018
   1/1/2005 to 12/31/2005                                  $ 9.73         $ 9.80           2,581,451
   1/1/2006 to 12/31/2006                                  $ 9.80         $10.04           1,916,776
   1/1/2007 to 12/31/2007                                  $10.04         $10.33           4,181,059

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $15.54              12,503
   1/1/2004 to 12/31/2004                                  $15.54         $18.25             161,653
   1/1/2005 to 12/31/2005                                  $18.25         $23.52             224,533
   1/1/2006 to 12/31/2006                                  $23.52         $31.02             274,947
   1/1/2007 to 12/31/2007                                  $31.02         $43.62             484,276

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.25               5,900
   1/1/2004 to 12/31/2004                                  $12.25         $13.33              39,530
   1/1/2005 to 12/31/2005                                  $13.33         $13.77              39,457
   1/1/2006 to 12/31/2006                                  $13.77         $16.00              77,725
   1/1/2007 to 12/31/2007                                  $16.00         $16.12              40,362

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.11               4,848
   1/1/2004 to 12/31/2004                                  $13.11         $14.56              61,543
   1/1/2005 to 12/31/2005                                  $14.56         $15.80              54,814
   1/1/2006 to 12/31/2006                                  $15.80         $17.98              59,124
   1/1/2007 to 12/31/2007                                  $17.98         $19.76              54,429

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.91               2,077
   1/1/2004 to 12/31/2004                                  $11.91         $12.56              87,037
   1/1/2005 to 12/31/2005                                  $12.56         $13.31             122,355
   1/1/2006 to 12/31/2006                                  $13.31         $13.73             130,283
   1/1/2007 to 12/31/2007                                  $13.73         $15.05             108,427

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.60              20,268
   1/1/2004 to 12/31/2004                                  $12.60         $13.42              67,581
   1/1/2005 to 12/31/2005                                  $13.42         $13.92             170,808
   1/1/2006 to 12/31/2006                                  $13.92         $15.89              91,327
   1/1/2007 to 12/31/2007                                  $15.89         $12.11              50,770

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $10.45                 827
   1/1/2004 to 12/31/2004                                  $10.45         $12.21              32,858
   1/1/2005 to 12/31/2005                                  $12.21         $13.88             164,045
   1/1/2006 to 12/31/2006                                  $13.88         $16.75             160,932
   1/1/2007 to 12/31/2007                                  $16.75         $18.88             219,534

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $14.67               3,620
   1/1/2004 to 12/31/2004                                  $14.67         $15.22              46,748
   1/1/2005 to 4/15/2005                                   $15.22         $13.54                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.19                 283
   1/1/2004 to 12/31/2004                                  $13.19         $13.86              31,153
   1/1/2005 to 12/31/2005                                  $13.86         $14.10              31,596

                                     ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2007 to 12/31/2006                                  $14.10         $14.65              15,185
   1/1/2007 to 12/31/2007                                  $14.65         $16.08              15,093

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $11.41             120,154
   1/1/2006 to 12/31/2006                                  $11.41         $12.42              49,463
   1/1/2007 to 12/31/2007                                  $12.42         $13.51              80,806

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.18              13,365
   1/1/2004 to 12/31/2004                                  $13.18         $14.77              99,557
   1/1/2005 to 12/31/2005                                  $14.77         $15.65             374,171
   1/1/2006 to 12/31/2006                                  $15.65         $18.02             508,415
   1/1/2007 to 12/31/2007                                  $18.02         $20.23             151,796

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $15.94              10,432
   1/1/2004 to 12/31/2004                                  $15.94         $15.54              74,988
   1/1/2005 to 12/31/2005                                  $15.54         $18.20              98,832
   1/1/2006 to 12/31/2006                                  $18.20         $24.84             227,691
   1/1/2007 to 12/31/2007                                  $24.84         $35.97             247,412

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.69               1,883
   1/1/2004 to 12/31/2004                                  $12.69         $13.38              35,968
   1/1/2005 to 12/31/2005                                  $13.38         $18.59             107,391
   1/1/2006 to 12/31/2006                                  $18.59         $20.19              63,570
   1/1/2007 to 12/31/2007                                  $20.19         $17.80              23,531

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $14.07               8,847
   1/1/2005 to 12/31/2005                                  $14.07         $13.77               7,375
   1/1/2006 to 12/31/2006                                  $13.77         $15.58              11,704
   1/1/2007 to 12/31/2007                                  $15.58         $11.10               8,235

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.33               8,054
   1/1/2004 to 12/31/2004                                  $13.33         $14.40              23,555
   1/1/2005 to 12/31/2005                                  $14.40         $14.46              45,735
   1/1/2006 to 12/31/2006                                  $14.46         $16.36              43,606
   1/1/2007 to 12/31/2007                                  $16.36         $20.96              85,213

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $12.28              17,197
   1/1/2005 to 12/31/2005                                  $12.28         $11.47               8,192
   1/1/2006 to 12/31/2006                                  $11.47         $12.59              12,510
   1/1/2007 to 12/31/2007                                  $12.59         $11.32              10,149

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.49                 954
   1/1/2004 to 12/31/2004                                  $11.49         $12.31               8,437
   1/1/2005 to 12/31/2005                                  $12.31         $12.02               9,786

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                  $12.02         $13.26              26,778
   1/1/2007 to 12/31/2007                                  $13.26         $13.98             131,891

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.12               4,007
   1/1/2004 to 12/31/2004                                  $12.12         $15.37              58,804
   1/1/2005 to 12/31/2005                                  $15.37         $19.77             137,222
   1/1/2006 to 12/31/2006                                  $19.77         $23.38             112,400
   1/1/2007 to 12/31/2007                                  $23.38         $30.35             124,434

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.44               1,060
   1/1/2004 to 12/31/2004                                  $12.44         $13.45              17,749
   1/1/2005 to 12/31/2005                                  $13.45         $13.71              36,201
   1/1/2006 to 12/31/2006                                  $13.71         $15.76              57,563
   1/1/2007 to 12/31/2007                                  $15.76         $12.49              47,802

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $11.04               1,969
   1/1/2004 to 12/31/2004                                  $11.04         $11.07               8,570
   1/1/2005 to 12/31/2005                                  $11.07         $11.50              64,175
   1/1/2006 to 12/31/2006                                  $11.50         $11.87              65,217
   1/1/2007 to 12/31/2007                                  $11.87         $12.39             165,073

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $14.24               4,426
   1/1/2005 to 12/31/2005                                  $14.24         $14.30               6,749
   1/1/2006 to 12/31/2006                                  $14.30         $15.65               2,765
   1/1/2007 to 12/31/2007                                  $15.65         $17.13              48,821

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $ 9.96               2,871
   1/1/2004 to 12/31/2004                                  $ 9.96         $ 8.86              23,137
   1/1/2005 to 12/31/2005                                  $ 8.86         $ 8.35              14,623
   1/1/2006 to 12/31/2006                                  $ 8.35         $ 9.18             131,883
   1/1/2007 to 12/31/2007                                  $ 9.18         $ 9.21              43,535

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $13.61              42,627
   1/1/2005 to 12/31/2005                                  $13.61         $16.85             129,263
   1/1/2006 to 12/31/2006                                  $16.85         $17.73             260,007
   1/1/2007 to 12/31/2007                                  $17.73         $21.27             337,030

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.31               3,835
   1/1/2004 to 12/31/2004                                  $13.31         $16.60              58,062
   1/1/2005 to 12/31/2005                                  $16.60         $17.36              41,820
   1/1/2006 to 12/31/2006                                  $17.36         $22.55             109,436
   1/1/2007 to 12/31/2007                                  $22.55         $17.76              46,436

ProFund VP - Semiconductor

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------

   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $11.40               6,379
   1/1/2005 to 12/31/2005                                  $11.40         $10.43              11,185
   1/1/2006 to 12/31/2006                                  $10.43         $13.73              76,146
   1/1/2007 to 12/31/2007                                  $13.73         $14.58              86,034

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.62               8,137
   1/1/2004 to 12/31/2004                                  $12.62         $14.97              57,208
   1/1/2005 to 12/31/2005                                  $14.97         $16.59              65,915
   1/1/2006 to 12/31/2006                                  $16.59         $19.38             160,549
   1/1/2007 to 12/31/2007                                  $19.38         $22.00             259,803

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.00               1,179
   1/1/2004 to 12/31/2004                                  $12.00         $12.79             171,187
   1/1/2005 to 12/31/2005                                  $12.79         $12.88             482,071
   1/1/2006 to 12/31/2006                                  $12.88         $14.35             338,211
   1/1/2007 to 12/31/2007                                  $14.35         $14.56             203,530

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $ 6.58              41,480
   1/1/2005 to 12/31/2005                                  $ 6.58         $ 6.36             481,337
   1/1/2006 to 12/31/2006                                  $ 6.36         $ 5.77             113,831
   1/1/2007 to 12/31/2007                                  $ 5.77         $ 5.68             186,155

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.46               5,378
   1/1/2004 to 12/31/2004                                  $13.46         $14.31             128,923
   1/1/2005 to 12/31/2005                                  $14.31         $14.05             151,639
   1/1/2006 to 12/31/2006                                  $14.05         $14.53              85,525
   1/1/2007 to 12/31/2007                                  $14.53         $16.74             200,264

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $ 5.58               7,191
   1/1/2005 to 12/31/2005                                  $ 5.58         $ 5.52             144,312
   1/1/2006 to 12/31/2006                                  $ 5.52         $ 5.33             198,868
   1/1/2007 to 12/31/2007                                  $ 5.33         $ 4.62              64,998

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --

                                     ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.39               4,164
   1/1/2004 to 12/31/2004                                  $13.39         $15.21             110,312
   1/1/2005 to 12/31/2005                                  $15.21         $16.23             101,182
   1/1/2006 to 12/31/2006                                  $16.23         $17.86              98,979
   1/1/2007 to 12/31/2007                                  $17.86         $17.67              72,375

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $12.31               2,028
   1/1/2004 to 12/31/2004                                  $12.31         $13.39              53,472
   1/1/2005 to 12/31/2005                                  $13.39         $14.60             396,894
   1/1/2006 to 12/31/2006                                  $14.60         $14.88             271,685
   1/1/2007 to 12/31/2007                                  $14.88         $16.29              86,246

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $16.44               3,746
   1/1/2004 to 12/31/2004                                  $16.44         $20.57             101,493
   1/1/2005 to 12/31/2005                                  $20.57         $23.77             132,000
   1/1/2006 to 12/31/2006                                  $23.77         $25.78             158,772
   1/1/2007 to 12/31/2007                                  $25.78         $26.76             114,155

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.39              24,769
   1/1/2004 to 12/31/2004                                  $13.39         $15.76             163,443
   1/1/2005 to 12/31/2005                                  $15.76         $16.07              79,114
   1/1/2006 to 12/31/2006                                  $16.07         $18.49             107,760
   1/1/2007 to 12/31/2007                                  $18.49         $16.81              41,638

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $13.04              21,997
   1/1/2004 to 12/31/2004                                  $13.04         $15.31             170,800
   1/1/2005 to 12/31/2005                                  $15.31         $16.13             456,506
   1/1/2006 to 12/31/2006                                  $16.13         $17.18             462,614
   1/1/2007 to 12/31/2007                                  $17.18         $17.52              63,774

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $ 9.73              14,956
   1/1/2004 to 12/31/2004                                  $ 9.73         $10.32             120,311
   1/1/2005 to 12/31/2005                                  $10.32         $11.03             250,769
   1/1/2006 to 12/31/2006                                  $11.03         $10.31              50,931
   1/1/2007 to 12/31/2007                                  $10.31         $11.13             348,555

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --         $ 9.11               4,991
   1/1/2004 to 12/31/2004                                  $ 9.11         $ 7.95             333,355
   1/1/2005 to 12/31/2005                                  $ 7.95         $ 7.18             354,909
   1/1/2006 to 12/31/2006                                  $ 7.18         $ 7.75             471,789
   1/1/2007 to 12/31/2007                                  $ 7.75         $ 7.20             160,197

Access VP High Yield

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $10.54                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                  $10.54         $11.32                   0
   1/1/2007 to 12/31/2007                                  $11.32         $11.66                   0


First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

 First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $11.82             108,014
   1/1/2005 to 12/31/2005                                  $11.82         $12.76             179,027
   1/1/2006 to 12/31/2006                                  $12.76         $17.32             390,251
   1/1/2007 to 12/31/2007                                  $17.32         $19.23             383,026

 First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $11.30           1,057,901
   1/1/2005 to 12/31/2005                                  $11.30         $11.87           2,270,636
   1/1/2006 to 12/31/2006                                  $11.87         $12.98           1,547,684
   1/1/2007 to 12/31/2007                                  $12.98         $13.92             908,064

 First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

 First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $10.72              38,677
   1/1/2005 to 12/31/2005                                  $10.72         $10.94             100,938
   1/1/2006 to 12/31/2006                                  $10.94         $11.04              93,918
   1/1/2007 to 12/31/2007                                  $11.04         $11.27              68,322

 First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $10.46              78,082
   1/1/2005 to 12/31/2005                                  $10.46         $ 9.92             133,119
   1/1/2006 to 12/31/2006                                  $ 9.92         $12.20             182,794
   1/1/2007 to 12/31/2007                                  $12.20         $12.04             183,748

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $ 9.74           1,008,759
   1/1/2006 to 12/31/2006                                  $ 9.74         $11.27             602,702
   1/1/2007 to 12/31/2007                                  $11.27         $11.17             380,133

 First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $10.37               2,860
   1/1/2005 to 12/31/2005                                  $10.37         $10.26              82,641

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                  $10.26         $10.96             451,172
   1/1/2007 to 12/31/2007                                  $10.96         $11.49             181,009

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $10.36               3,802
   1/1/2005 to 12/31/2005                                  $10.36         $10.46              48,990
   1/1/2006 to 12/31/2006                                  $10.46         $12.17             382,210
   1/1/2007 to 12/31/2007                                  $12.17         $11.94             126,309

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --             --                  --
   1/1/2006 to 12/31/2006                                      --             --                  --
   1/1/2007 to 12/31/2007                                      --             --                  --

SP International Growth

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --         $10.53              73,031
   1/1/2005 to 12/31/2005                                  $10.53         $12.01              84,098
   1/1/2006 to 12/31/2006                                  $12.01         $14.24             116,491
   1/1/2007 to 12/31/2007                                  $14.24         $16.69             188,920

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $ 9.99             111,044
   1/1/2006 to 12/31/2006                                  $ 9.99         $11.33             744,811
   1/1/2007 to 12/31/2007                                  $11.33         $12.17             906,776

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $10.00             383,419
   1/1/2006 to 12/31/2006                                  $10.00         $11.15           6,613,267
   1/1/2007 to 12/31/2007                                  $11.15         $11.98           8,926,725

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $10.01             312,604
   1/1/2006 to 12/31/2006                                  $10.01         $10.97           5,065,695
   1/1/2007 to 12/31/2007                                  $10.97         $11.74           8,136,541

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $10.02             159,724
   1/1/2006 to 12/31/2006                                  $10.02         $10.86           1,685,657
   1/1/2007 to 12/31/2007                                  $10.86         $11.61           2,790,774

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                     --                  --
   1/1/2003 to 12/31/2003                                      --             --                  --
   1/1/2004 to 12/31/2004                                      --             --                  --
   1/1/2005 to 12/31/2005                                      --         $10.03               5,527

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With GMWB



                                                     ACCUMULATION   ACCUMULATION       NUMBER OF
                                                      UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                     AT BEGINNING      AT END      UNITS OUTSTANDING
                                                       OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                     ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                  $10.03         $10.62             632,804
   1/1/2007 to 12/31/2007                                  $10.62         $11.31           1,601,195

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                $10.00         $10.63           1,290,825
   1/1/2007 to 12/31/2007                                  $10.63         $11.41           2,559,214

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                $10.00         $10.55           2,113,521
   1/1/2007 to 12/31/2007                                  $10.55         $11.22           2,818,505

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                $10.00         $10.45           1,651,620
   1/1/2007 to 12/31/2007                                  $10.45         $11.41           2,784,630

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $11.50              12,898

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $10.03               9,410

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $10.18                 261

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $10.16              11,680

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $10.00               1,495

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                               $10.00         $ 9.98             207,560



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                    $ 9.95               6,047
   1/1/2003 to 12/31/2003                                     $ 9.95         $12.72             141,470
   1/1/2004 to 12/31/2004                                     $12.72         $14.57             284,319
   1/1/2005 to 12/31/2005                                     $14.57         $15.83             560,887
   1/1/2006 to 12/31/2006                                     $15.83         $19.02             843,155
   1/1/2007 to 12/31/2007                                     $19.02         $20.37             924,920

AST International Growth

   1/1/2002 to 12/31/2002                                                    $ 9.71               5,178
   1/1/2003 to 12/31/2003                                     $ 9.71         $13.32           1,009,679
   1/1/2004 to 12/31/2004                                     $13.32         $15.13           2,722,552
   1/1/2005 to 12/31/2005                                     $15.13         $17.26           3,615,924
   1/1/2006 to 12/31/2006                                     $17.26         $20.43           2,835,178
   1/1/2007 to 12/31/2007                                     $20.43         $23.80           2,518,402

AST International Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.82              24,374
   1/1/2004 to 12/31/2004                                     $12.82         $15.19             119,845
   1/1/2005 to 12/31/2005                                     $15.19         $16.90             223,825
   1/1/2006 to 12/31/2006                                     $16.90         $21.08             537,212
   1/1/2007 to 12/31/2007                                     $21.08         $24.30             807,650

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.27              62,490
   1/1/2004 to 12/31/2004                                     $12.27         $14.22             219,580
   1/1/2005 to 12/31/2005                                     $14.22         $14.97             367,056
   1/1/2006 to 12/31/2006                                     $14.97         $18.20             484,278
   1/1/2007 to 12/31/2007                                     $18.20         $19.48             317,673

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.47               6,595
   1/1/2003 to 12/31/2003                                     $ 9.47         $13.46             138,936
   1/1/2004 to 12/31/2004                                     $13.46         $12.26             136,313
   1/1/2005 to 12/31/2005                                     $12.26         $12.18             174,641
   1/1/2006 to 12/31/2006                                     $12.18         $13.42             211,329
   1/1/2007 to 12/31/2007                                     $13.42         $14.07             241,375

AST Neuberger Berman Small - Cap Growth
   formerly, AST DeAM Small - Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.71               1,728
   1/1/2003 to 12/31/2003                                     $ 9.71         $14.02              89,708
   1/1/2004 to 12/31/2004                                     $14.02         $15.02             192,105
   1/1/2005 to 12/31/2005                                     $15.02         $14.75             154,505
   1/1/2006 to 12/31/2006                                     $14.75         $15.55             141,498
   1/1/2007 to 12/31/2007                                     $15.55         $18.06             150,199

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                    $ 9.86               4,107
   1/1/2003 to 12/31/2003                                     $ 9.86         $16.35             362,906
   1/1/2004 to 12/31/2004                                     $16.35         $19.69             808,007
   1/1/2005 to 12/31/2005                                     $19.69         $21.08           1,270,137
   1/1/2006 to 12/31/2006                                     $21.08         $23.30           1,083,684
   1/1/2007 to 12/31/2007                                     $23.30         $25.35           1,044,299

AST Goldman Sachs Small - Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $16.83                   0
   1/1/2006 to 12/31/2006                                     $16.83         $19.31                   0
   1/1/2007 to 12/31/2007                                     $19.31         $17.92                   0

AST Small - Cap Value

   1/1/2002 to 12/31/2002                                                    $10.08              17,411
   1/1/2003 to 12/31/2003                                     $10.08         $13.39             767,455
   1/1/2004 to 12/31/2004                                     $13.39         $15.26           1,690,870
   1/1/2005 to 12/31/2005                                     $15.26         $15.92           2,449,572
   1/1/2006 to 12/31/2006                                     $15.92         $18.70           2,168,862
   1/1/2007 to 12/31/2007                                     $18.70         $17.27           2,048,735

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST DeAM Small - Cap Value

   1/1/2002 to 12/31/2002                                                    $10.08               5,211
   1/1/2003 to 12/31/2003                                     $10.08         $14.15              70,597
   1/1/2004 to 12/31/2004                                     $14.15         $16.90             213,632
   1/1/2005 to 12/31/2005                                     $16.90         $16.74             335,310
   1/1/2006 to 12/31/2006                                     $16.74         $19.65             375,313
   1/1/2007 to 12/31/2007                                     $19.65         $15.81             252,414

AST Goldman Sachs Mid - Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.87               2,488
   1/1/2003 to 12/31/2003                                     $ 9.87         $12.71             365,115
   1/1/2004 to 12/31/2004                                     $12.71         $14.47             994,493
   1/1/2005 to 12/31/2005                                     $14.47         $14.84           1,394,968
   1/1/2006 to 12/31/2006                                     $14.84         $15.43           1,131,414
   1/1/2007 to 12/31/2007                                     $15.43         $18.02             957,378

AST Neuberger Berman Mid - Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.51               1,311
   1/1/2003 to 12/31/2003                                     $ 9.51         $12.15              96,879
   1/1/2004 to 12/31/2004                                     $12.15         $13.80             377,548
   1/1/2005 to 12/31/2005                                     $13.80         $15.32             759,608
   1/1/2006 to 12/31/2006                                     $15.32         $17.10             780,759
   1/1/2007 to 12/31/2007                                     $17.10         $20.45           1,109,272

AST Neuberger Berman Mid - Cap Value

   1/1/2002 to 12/31/2002                                                    $ 9.97              10,745
   1/1/2003 to 12/31/2003                                     $ 9.97         $13.31             610,598
   1/1/2004 to 12/31/2004                                     $13.31         $15.99           1,457,788
   1/1/2005 to 12/31/2005                                     $15.99         $17.54           2,280,094
   1/1/2006 to 12/31/2006                                     $17.54         $19.00           1,954,267
   1/1/2007 to 12/31/2007                                     $19.00         $19.18           1,856,062

AST Alger All - Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.36               3,466
   1/1/2003 to 12/31/2003                                     $ 9.36         $12.41             106,376
   1/1/2004 to 12/31/2004                                     $12.41         $13.17             141,575
   1/1/2005 to 12/2/2005                                      $13.17         $15.05                   0

AST Mid - Cap Value

   1/1/2002 to 12/31/2002                                                    $10.04                  88
   1/1/2003 to 12/31/2003                                     $10.04         $13.35             127,279
   1/1/2004 to 12/31/2004                                     $13.35         $15.06             256,671
   1/1/2005 to 12/31/2005                                     $15.06         $15.54             260,885
   1/1/2006 to 12/31/2006                                     $15.54         $17.37             270,834
   1/1/2007 to 12/31/2007                                     $17.37         $17.46             349,290

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                    $10.44               5,472
   1/1/2003 to 12/31/2003                                     $10.44         $13.63              77,245
   1/1/2004 to 12/31/2004                                     $13.63         $17.50             158,672
   1/1/2005 to 12/31/2005                                     $17.50         $22.51             402,903
   1/1/2006 to 12/31/2006                                     $22.51         $25.52             573,181
   1/1/2007 to 12/31/2007                                     $25.52         $35.08             911,043

AST T. Rowe Price Large - Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.34               3,975
   1/1/2003 to 12/31/2003                                     $ 9.34         $11.30             114,477
   1/1/2004 to 12/31/2004                                     $11.30         $11.70             297,369
   1/1/2005 to 12/31/2005                                     $11.70         $13.32             386,909
   1/1/2006 to 12/31/2006                                     $13.32         $13.77             579,236
   1/1/2007 to 12/31/2007                                     $13.77         $14.59           1,005,218

AST MFS Growth

   1/1/2002 to 12/31/2002                                                    $ 9.46               2,437
   1/1/2003 to 12/31/2003                                     $ 9.46         $11.38             207,063
   1/1/2004 to 12/31/2004                                     $11.38         $12.33             442,758
   1/1/2005 to 12/31/2005                                     $12.33         $12.82             826,301
   1/1/2006 to 12/31/2006                                     $12.82         $13.76             654,691
   1/1/2007 to 12/31/2007                                     $13.76         $15.50             587,845

AST Marsico Capital Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2002 to 12/31/2002                                                    $ 9.51              30,465
   1/1/2003 to 12/31/2003                                     $ 9.51         $12.26           2,031,583
   1/1/2004 to 12/31/2004                                     $12.26         $13.88           4,692,895
   1/1/2005 to 12/31/2005                                     $13.88         $14.51           7,428,911
   1/1/2006 to 12/31/2006                                     $14.51         $15.22           6,494,429
   1/1/2007 to 12/31/2007                                     $15.22         $17.12           5,835,660

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.59              49,620
   1/1/2004 to 12/31/2004                                     $11.59         $11.76             277,607
   1/1/2005 to 12/31/2005                                     $11.76         $11.89             320,762
   1/1/2006 to 12/31/2006                                     $11.89         $12.80             403,594
   1/1/2007 to 12/31/2007                                     $12.80         $14.28             478,752

AST DeAm Large - Cap Value

   1/1/2002 to 12/31/2002                                                    $ 9.97               4,906
   1/1/2003 to 12/31/2003                                     $ 9.97         $12.36              58,333
   1/1/2004 to 12/31/2004                                     $12.36         $14.29             234,446
   1/1/2005 to 12/31/2005                                     $14.29         $15.28             532,090
   1/1/2006 to 12/31/2006                                     $15.28         $18.21             795,655
   1/1/2007 to 12/31/2007                                     $18.21         $18.02             726,094

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                    $ 9.79                 704
   1/1/2003 to 12/31/2003                                     $ 9.79         $12.07             115,455
   1/1/2004 to 12/31/2004                                     $12.07         $13.00             256,194
   1/1/2005 to 12/2/2005                                      $13.00         $14.31                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                    $10.08              30,510
   1/1/2003 to 12/31/2003                                     $10.08         $12.65             328,567
   1/1/2004 to 12/31/2004                                     $12.65         $14.10             534,389
   1/1/2005 to 12/31/2005                                     $14.10         $14.56             620,109
   1/1/2006 to 12/31/2006                                     $14.56         $17.29           1,007,854
   1/1/2007 to 12/31/2007                                     $17.29         $16.31             860,043

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                    $10.32               6,429
   1/1/2003 to 12/31/2003                                     $10.32         $13.88             270,852
   1/1/2004 to 12/31/2004                                     $13.88         $18.74             538,151
   1/1/2005 to 12/31/2005                                     $18.74         $21.06             634,076
   1/1/2006 to 12/31/2006                                     $21.06         $28.17             782,064
   1/1/2007 to 12/31/2007                                     $28.17         $22.07             553,831

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                    $ 9.81                 383
   1/1/2003 to 12/31/2003                                     $ 9.81         $12.22             203,573
   1/1/2004 to 12/31/2004                                     $12.22         $13.15             352,176
   1/1/2005 to 12/31/2005                                     $13.15         $13.32             593,365
   1/1/2006 to 12/31/2006                                     $13.32         $14.68             584,148
   1/1/2007 to 12/31/2007                                     $14.68         $14.66             549,971

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                    $ 9.89               8,874
   1/1/2003 to 12/31/2003                                     $ 9.89         $12.46             124,008
   1/1/2004 to 12/31/2004                                     $12.46         $13.73             368,328
   1/1/2005 to 12/31/2005                                     $13.73         $14.06             407,960
   1/1/2006 to 12/31/2006                                     $14.06         $16.07             566,185
   1/1/2007 to 12/31/2007                                     $16.07         $15.71             607,322

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                    $ 9.83               6,100
   1/1/2003 to 12/31/2003                                     $ 9.83         $12.74           2,029,598
   1/1/2004 to 12/31/2004                                     $12.74         $13.83           4,694,207
   1/1/2005 to 12/31/2005                                     $13.83         $14.18           7,461,227
   1/1/2006 to 12/31/2006                                     $14.18         $16.28           5,511,714
   1/1/2007 to 12/31/2007                                     $16.28         $16.74           4,716,388

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                    $ 9.90               5,934
   1/1/2003 to 12/31/2003                                     $ 9.90         $11.61              90,092

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $11.61         $13.12             198,898
   1/1/2005 to 12/31/2005                                     $13.12         $13.67             661,210
   1/1/2006 to 12/31/2006                                     $13.67         $15.84             854,051
   1/1/2007 to 12/31/2007                                     $15.84         $15.04             868,038

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                    $ 9.93                  94
   1/1/2003 to 12/31/2003                                     $ 9.93         $11.62              34,914
   1/1/2004 to 12/31/2004                                     $11.62         $12.63              52,110
   1/1/2005 to 12/31/2005                                     $12.63         $13.21              84,700
   1/1/2006 to 12/31/2006                                     $13.21         $14.37             116,438
   1/1/2007 to 12/31/2007                                     $14.37         $14.33             770,623

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                    $ 9.97               2,760
   1/1/2003 to 12/31/2003                                     $ 9.97         $11.59              58,741
   1/1/2004 to 12/31/2004                                     $11.59         $12.36             186,307
   1/1/2005 to 12/31/2005                                     $12.36         $12.65             268,707
   1/1/2006 to 12/31/2006                                     $12.65         $13.58             245,331
   1/1/2007 to 12/31/2007                                     $13.58         $14.47             415,521

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                    $ 9.96                 150
   1/1/2003 to 12/31/2003                                     $ 9.96         $12.09             160,339
   1/1/2004 to 12/31/2004                                     $12.09         $13.15             464,055
   1/1/2005 to 12/31/2005                                     $13.15         $13.47             806,582
   1/1/2006 to 12/31/2006                                     $13.47         $14.82             899,160
   1/1/2007 to 12/31/2007                                     $14.82         $15.42           1,597,531

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                    $10.31               3,700
   1/1/2003 to 12/31/2003                                     $10.31         $11.38             279,110
   1/1/2004 to 12/31/2004                                     $11.38         $12.10           1,195,848
   1/1/2005 to 12/31/2005                                     $12.10         $11.31           1,956,700
   1/1/2006 to 12/31/2006                                     $11.31         $11.76           1,805,420
   1/1/2007 to 12/31/2007                                     $11.76         $12.62           1,846,832

AST High Yield

   1/1/2002 to 12/31/2002                                                    $10.26               6,524
   1/1/2003 to 12/31/2003                                     $10.26         $12.21             379,114
   1/1/2004 to 12/31/2004                                     $12.21         $13.27             707,876
   1/1/2005 to 12/31/2005                                     $13.27         $13.13             742,527
   1/1/2006 to 12/31/2006                                     $13.13         $14.18             857,624
   1/1/2007 to 12/31/2007                                     $14.18         $14.21             663,353

AST Lord Abbett Bond - Debenture

   1/1/2002 to 12/31/2002                                                    $10.23               7,474
   1/1/2003 to 12/31/2003                                     $10.23         $11.88             624,019
   1/1/2004 to 12/31/2004                                     $11.88         $12.49           1,314,641
   1/1/2005 to 12/31/2005                                     $12.49         $12.36           2,372,397
   1/1/2006 to 12/31/2006                                     $12.36         $13.29           2,027,743
   1/1/2007 to 12/31/2007                                     $13.29         $13.79           1,831,257

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                    $10.17              36,236
   1/1/2003 to 12/31/2003                                     $10.17         $10.48           2,192,336
   1/1/2004 to 12/31/2004                                     $10.48         $10.76           4,319,279
   1/1/2005 to 12/31/2005                                     $10.76         $10.79           2,552,300
   1/1/2006 to 12/31/2006                                     $10.79         $10.96           3,071,632
   1/1/2007 to 12/31/2007                                     $10.96         $11.61           3,499,433

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                    $10.08              80,547
   1/1/2003 to 12/31/2003                                     $10.08         $10.19             636,860
   1/1/2004 to 12/31/2004                                     $10.19         $10.17           2,785,690
   1/1/2005 to 12/31/2005                                     $10.17         $10.12           5,697,191
   1/1/2006 to 12/31/2006                                     $10.12         $10.28           4,979,340
   1/1/2007 to 12/31/2007                                     $10.28         $10.74           4,520,572

AST Money Market

   1/1/2002 to 12/31/2002                                                    $ 9.99              70,899
   1/1/2003 to 12/31/2003                                      $9.99         $ 9.83           1,118,618

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $ 9.83         $ 9.70           1,742,703
   1/1/2005 to 12/31/2005                                     $ 9.70         $ 9.75           2,932,409
   1/1/2006 to 12/31/2006                                     $ 9.75         $ 9.98           5,452,746
   1/1/2007 to 12/31/2007                                     $ 9.98         $10.24           6,373,608

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                    $ 9.93                 442
   1/1/2003 to 12/31/2003                                     $ 9.93         $15.52              44,993
   1/1/2004 to 12/31/2004                                     $15.52         $18.19             141,365
   1/1/2005 to 12/31/2005                                     $18.19         $23.41             296,600
   1/1/2006 to 12/31/2006                                     $23.41         $30.82             414,295
   1/1/2007 to 12/31/2007                                     $30.82         $43.28             659,020

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                    $ 9.90                  91
   1/1/2003 to 12/31/2003                                     $ 9.90         $12.23              15,983
   1/1/2004 to 12/31/2004                                     $12.23         $13.29              63,454
   1/1/2005 to 12/31/2005                                     $13.29         $13.70             112,171
   1/1/2006 to 12/31/2006                                     $13.70         $15.90             108,730
   1/1/2007 to 12/31/2007                                     $15.90         $15.99              99,416

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                    $ 9.70                 576
   1/1/2003 to 12/31/2003                                     $ 9.70         $13.08              38,518
   1/1/2004 to 12/31/2004                                     $13.08         $14.51              55,199
   1/1/2005 to 12/31/2005                                     $14.51         $15.72              69,326
   1/1/2006 to 12/31/2006                                     $15.72         $17.86              94,846
   1/1/2007 to 12/31/2007                                     $17.86         $19.61             105,039

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                    $ 9.51                 140
   1/1/2003 to 12/31/2003                                     $ 9.51         $11.89              55,867
   1/1/2004 to 12/31/2004                                     $11.89         $12.52             181,513
   1/1/2005 to 12/31/2005                                     $12.52         $13.25             349,583
   1/1/2006 to 12/31/2006                                     $13.25         $13.64             232,453
   1/1/2007 to 12/31/2007                                     $13.64         $14.93             218,828

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                    $ 9.92                 141
   1/1/2003 to 12/31/2003                                     $ 9.92         $12.58              50,250
   1/1/2004 to 12/31/2004                                     $12.58         $13.37              84,188
   1/1/2005 to 12/31/2005                                     $13.37         $13.86              97,206
   1/1/2006 to 12/31/2006                                     $13.86         $15.79             144,642
   1/1/2007 to 12/31/2007                                     $15.79         $12.02             100,178

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.74               6,492
   1/1/2004 to 12/31/2004                                     $12.74         $14.86              67,201
   1/1/2005 to 12/31/2005                                     $14.86         $16.87             182,612
   1/1/2006 to 12/31/2006                                     $16.87         $20.33             239,474
   1/1/2007 to 12/31/2007                                     $20.33         $22.88             290,951

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                    $ 9.85                 533
   1/1/2003 to 12/31/2003                                     $ 9.85         $14.65              58,548
   1/1/2004 to 12/31/2004                                     $14.65         $15.17             177,731
   1/1/2005 to 4/15/2005                                      $15.17         $13.49                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.17              25,003
   1/1/2004 to 12/31/2004                                     $13.17         $13.81             108,796
   1/1/2005 to 12/31/2005                                     $13.81         $14.04              60,941

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $14.04         $14.56              49,282
   1/1/2007 to 12/31/2007                                     $14.56         $15.95              78,184

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.40             208,786
   1/1/2006 to 12/31/2006                                     $11.40         $12.38             233,237
   1/1/2007 to 12/31/2007                                     $12.38         $13.45             214,620

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.16              40,636
   1/1/2004 to 12/31/2004                                     $13.16         $14.72             162,300
   1/1/2005 to 12/31/2005                                     $14.72         $15.57             154,224
   1/1/2006 to 12/31/2006                                     $15.57         $17.90             130,994
   1/1/2007 to 12/31/2007                                     $17.90         $20.07             281,193

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.91              33,050
   1/1/2004 to 12/31/2004                                     $15.91         $15.49              67,805
   1/1/2005 to 12/31/2005                                     $15.49         $18.11             158,813
   1/1/2006 to 12/31/2006                                     $18.11         $24.69             195,510
   1/1/2007 to 12/31/2007                                     $24.69         $35.69             523,321

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.67              10,769
   1/1/2004 to 12/31/2004                                     $12.67         $13.33              62,668
   1/1/2005 to 12/31/2005                                     $13.33         $18.50             396,433
   1/1/2006 to 12/31/2006                                     $18.50         $20.06             217,191
   1/1/2007 to 12/31/2007                                     $20.06         $17.66             106,236

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.83               6,833
   1/1/2004 to 12/31/2004                                     $12.83         $14.03              29,071
   1/1/2005 to 12/31/2005                                     $14.03         $13.71              24,950
   1/1/2006 to 12/31/2006                                     $13.71         $15.48              30,883
   1/1/2007 to 12/31/2007                                     $15.48         $11.01              68,840

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.31              15,986
   1/1/2004 to 12/31/2004                                     $13.31         $14.35              35,537
   1/1/2005 to 12/31/2005                                     $14.35         $14.39             225,048
   1/1/2006 to 12/31/2006                                     $14.39         $16.26              99,572
   1/1/2007 to 12/31/2007                                     $16.26         $20.79             445,848

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.62               5,655
   1/1/2004 to 12/31/2004                                     $11.62         $12.24               8,198
   1/1/2005 to 12/31/2005                                     $12.24         $11.42              29,043
   1/1/2006 to 12/31/2006                                     $11.42         $12.51              41,876
   1/1/2007 to 12/31/2007                                     $12.51         $11.23              27,017

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.27              54,297
   1/1/2005 to 12/31/2005                                     $12.27         $11.96              78,118

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.96         $13.18             110,972
   1/1/2007 to 12/31/2007                                     $13.18         $13.88              88,737

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.10              25,623
   1/1/2004 to 12/31/2004                                     $12.10         $15.32             174,913
   1/1/2005 to 12/31/2005                                     $15.32         $19.68             268,966
   1/1/2006 to 12/31/2006                                     $19.68         $23.23             378,931
   1/1/2007 to 12/31/2007                                     $23.23         $30.11             465,621

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.42              27,402
   1/1/2004 to 12/31/2004                                     $12.42         $13.41              35,528
   1/1/2005 to 12/31/2005                                     $13.41         $13.64             162,740
   1/1/2006 to 12/31/2006                                     $13.64         $15.66              82,558
   1/1/2007 to 12/31/2007                                     $15.66         $12.40              73,589

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.02              56,392
   1/1/2004 to 12/31/2004                                     $11.02         $11.04             139,890
   1/1/2005 to 12/31/2005                                     $11.04         $11.45             206,359
   1/1/2006 to 12/31/2006                                     $11.45         $11.79             192,150
   1/1/2007 to 12/31/2007                                     $11.79         $12.30             184,483

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.81               4,507
   1/1/2004 to 12/31/2004                                     $12.81         $14.20              14,026
   1/1/2005 to 12/31/2005                                     $14.20         $14.23              93,442
   1/1/2006 to 12/31/2006                                     $14.23         $15.55              26,520
   1/1/2007 to 12/31/2007                                     $15.55         $16.99              99,093

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.94               6,346
   1/1/2004 to 12/31/2004                                     $ 9.94         $ 8.83              70,946
   1/1/2005 to 12/31/2005                                     $ 8.83         $ 8.31              38,751
   1/1/2006 to 12/31/2006                                     $ 8.31         $ 9.12             301,226
   1/1/2007 to 12/31/2007                                     $ 9.12         $ 9.13             125,286

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.39              44,664
   1/1/2004 to 12/31/2004                                     $15.39         $13.57             111,588
   1/1/2005 to 12/31/2005                                     $13.57         $16.77             355,678
   1/1/2006 to 12/31/2006                                     $16.77         $17.62             380,819
   1/1/2007 to 12/31/2007                                     $17.62         $21.11             303,297

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.29              32,970
   1/1/2004 to 12/31/2004                                     $13.29         $16.54             128,625
   1/1/2005 to 12/31/2005                                     $16.54         $17.28              85,608
   1/1/2006 to 12/31/2006                                     $17.28         $22.40             173,398
   1/1/2007 to 12/31/2007                                     $22.40         $17.62             115,442

ProFund VP -Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.05              13,783
   1/1/2004 to 12/31/2004                                     $10.05         $11.37              34,691
   1/1/2005 to 12/31/2005                                     $11.37         $10.38              13,916
   1/1/2006 to 12/31/2006                                     $10.38         $13.65             184,638
   1/1/2007 to 12/31/2007                                     $13.65         $14.47             318,002

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.60              10,588
   1/1/2004 to 12/31/2004                                     $12.60         $14.92              87,691
   1/1/2005 to 12/31/2005                                     $14.92         $16.51             276,153
   1/1/2006 to 12/31/2006                                     $16.51         $19.26             275,767
   1/1/2007 to 12/31/2007                                     $19.26         $21.82             438,658

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                    $ 9.75                 400
   1/1/2003 to 12/31/2003                                     $ 9.75         $11.98              58,349
   1/1/2004 to 12/31/2004                                     $11.98         $12.75             570,114
   1/1/2005 to 12/31/2005                                     $12.75         $12.82             227,581
   1/1/2006 to 12/31/2006                                     $12.82         $14.26             420,368
   1/1/2007 to 12/31/2007                                     $14.26         $14.45             153,480

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                    $10.13               1,514
   1/1/2003 to 12/31/2003                                     $10.13         $ 7.47              36,686
   1/1/2004 to 12/31/2004                                     $ 7.47         $ 6.56              60,475
   1/1/2005 to 12/31/2005                                     $ 6.56         $ 6.33              94,984
   1/1/2006 to 12/31/2006                                     $ 6.33         $ 5.73             241,303
   1/1/2007 to 12/31/2007                                     $ 5.73         $ 5.64             175,231

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.44              34,480
   1/1/2004 to 12/31/2004                                     $13.44         $14.27             225,055
   1/1/2005 to 12/31/2005                                     $14.27         $13.99             235,354
   1/1/2006 to 12/31/2006                                     $13.99         $14.43             177,301
   1/1/2007 to 12/31/2007                                     $14.43         $16.61             275,479

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 6.40              20,167
   1/1/2004 to 12/31/2004                                     $ 6.40         $ 5.57              65,148
   1/1/2005 to 12/31/2005                                     $ 5.57         $ 5.49             182,361
   1/1/2006 to 12/31/2006                                     $ 5.49         $ 5.30             254,438
   1/1/2007 to 12/31/2007                                     $ 5.30         $ 4.59             184,221

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                    $10.06               4,799
   1/1/2003 to 12/31/2003                                     $10.06         $13.36              99,189
   1/1/2004 to 12/31/2004                                     $13.36         $15.16             304,648
   1/1/2005 to 12/31/2005                                     $15.16         $16.15             247,386
   1/1/2006 to 12/31/2006                                     $16.15         $17.75             498,445
   1/1/2007 to 12/31/2007                                     $17.75         $17.53             188,252

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                    $ 9.81               1,583
   1/1/2003 to 12/31/2003                                     $ 9.81         $12.28              47,141
   1/1/2004 to 12/31/2004                                     $12.28         $13.35             163,302
   1/1/2005 to 12/31/2005                                     $13.35         $14.53             263,504
   1/1/2006 to 12/31/2006                                     $14.53         $14.78             271,992
   1/1/2007 to 12/31/2007                                     $14.78         $16.16             155,791

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.41              88,028
   1/1/2004 to 12/31/2004                                     $16.41         $20.51             150,540
   1/1/2005 to 12/31/2005                                     $20.51         $23.66             248,718
   1/1/2006 to 12/31/2006                                     $23.66         $25.61             250,888
   1/1/2007 to 12/31/2007                                     $25.61         $26.56             375,199

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.37             207,523
   1/1/2004 to 12/31/2004                                     $13.37         $15.71             596,413
   1/1/2005 to 12/31/2005                                     $15.71         $15.99             288,760
   1/1/2006 to 12/31/2006                                     $15.99         $18.38             318,982
   1/1/2007 to 12/31/2007                                     $18.38         $16.68             116,304

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.01             210,595
   1/1/2004 to 12/31/2004                                     $13.01         $15.26             285,725
   1/1/2005 to 12/31/2005                                     $15.26         $16.05             343,203
   1/1/2006 to 12/31/2006                                     $16.05         $17.07             211,447
   1/1/2007 to 12/31/2007                                     $17.07         $17.38             132,369

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                    $10.19                 609
   1/1/2003 to 12/31/2003                                     $10.19         $ 9.72              32,854
   1/1/2004 to 12/31/2004                                     $ 9.72         $10.29             111,072
   1/1/2005 to 12/31/2005                                     $10.29         $10.97             160,144
   1/1/2006 to 12/31/2006                                     $10.97         $10.25             134,100
   1/1/2007 to 12/31/2007                                     $10.25         $11.04             337,042

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.09              82,598
   1/1/2004 to 12/31/2004                                     $ 9.09         $ 7.93             588,490
   1/1/2005 to 12/31/2005                                     $ 7.93         $ 7.15             558,492
   1/1/2006 to 12/31/2006                                     $ 7.15         $ 7.70             427,215
   1/1/2007 to 12/31/2007                                     $ 7.70         $ 7.14             391,162

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.53                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.53         $11.29                   0
   1/1/2007 to 12/31/2007                                     $11.29         $11.62                   0

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.81              65,909
   1/1/2005 to 12/31/2005                                     $11.81         $12.73             164,702
   1/1/2006 to 12/31/2006                                     $12.73         $17.25             681,747
   1/1/2007 to 12/31/2007                                     $17.25         $19.12             932,320

First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.28             429,320
   1/1/2005 to 12/31/2005                                     $11.28         $11.84           1,216,456
   1/1/2006 to 12/31/2006                                     $11.84         $12.92           1,540,716
   1/1/2007 to 12/31/2007                                     $12.92         $13.84             910,035

First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.71              72,575
   1/1/2005 to 12/31/2005                                     $10.71         $10.92             134,956
   1/1/2006 to 12/31/2006                                     $10.92         $10.99             112,537
   1/1/2007 to 12/31/2007                                     $10.99         $11.20             146,540

First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.45              82,728
   1/1/2005 to 12/31/2005                                     $10.45         $ 9.89              69,452
   1/1/2006 to 12/31/2006                                     $ 9.89         $12.16             205,188
   1/1/2007 to 12/31/2007                                     $12.16         $11.97              87,214

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.73             187,402
   1/1/2006 to 12/31/2006                                     $ 9.73         $11.24             554,240
   1/1/2007 to 12/31/2007                                     $11.24         $11.12             440,498

First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.37               6,286
   1/1/2005 to 12/31/2005                                     $10.37         $10.24             125,451

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.24         $10.93             121,324
   1/1/2007 to 12/31/2007                                     $10.93         $11.44             253,140

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.36               1,123
   1/1/2005 to 12/31/2005                                     $10.36         $10.45             268,719
   1/1/2006 to 12/31/2006                                     $10.45         $12.13             332,801
   1/1/2007 to 12/31/2007                                     $12.13         $11.89             153,596

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.52              23,863
   1/1/2005 to 12/31/2005                                     $10.52         $11.99              52,658
   1/1/2006 to 12/31/2006                                     $11.99         $14.20              73,974
   1/1/2007 to 12/31/2007                                     $14.20         $16.61             107,588

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.99              36,074
   1/1/2006 to 12/31/2006                                     $ 9.99         $11.31           2,544,738
   1/1/2007 to 12/31/2007                                     $11.31         $12.13           3,722,507

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00             699,752
   1/1/2006 to 12/31/2006                                     $10.00         $11.13          11,111,597
   1/1/2007 to 12/31/2007                                     $11.13         $11.95          17,220,372

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01           1,490,936
   1/1/2006 to 12/31/2006                                     $10.01         $10.95           8,182,830
   1/1/2007 to 12/31/2007                                     $10.95         $11.70          12,516,386

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02              69,241
   1/1/2006 to 12/31/2006                                     $10.02         $10.84           1,751,149
   1/1/2007 to 12/31/2007                                     $10.84         $11.57           3,475,993

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03               3,928

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any two of GRO Plus, EBP or HAV or with any one of combo 5% or HDV



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.03         $10.60             488,478
   1/1/2007 to 12/31/2007                                     $10.60         $11.27           1,460,928

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.62           1,192,552
   1/1/2007 to 12/31/2007                                     $10.62         $11.38           2,952,379

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.54             991,205
   1/1/2007 to 12/31/2007                                     $10.54         $11.19           2,719,778

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.44           1,522,776
   1/1/2007 to 12/31/2007                                     $10.44         $11.38           5,401,880

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.50              86,592

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.03                   0

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.18              23,257

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.16               2,429

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99                   0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.97             154,738



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 6.87             400,112
   1/1/2004 to 12/31/2004                                     $ 6.87         $ 7.86             428,765
   1/1/2005 to 12/31/2005                                     $ 7.86         $ 8.54           1,664,852
   1/1/2006 to 12/31/2006                                     $ 8.54         $10.25           1,135,516
   1/1/2007 to 12/31/2007                                     $10.25         $10.96             961,429

AST International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.86              29,434
   1/1/2004 to 12/31/2004                                     $13.86         $15.74             545,075
   1/1/2005 to 12/31/2005                                     $15.74         $17.93           8,655,832
   1/1/2006 to 12/31/2006                                     $17.93         $21.20           6,192,845
   1/1/2007 to 12/31/2007                                     $21.20         $24.67           5,332,206

AST International Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 5.65              72,406
   1/1/2004 to 12/31/2004                                     $ 5.65         $ 6.69             122,795
   1/1/2005 to 12/31/2005                                     $ 6.69         $ 7.43             487,950
   1/1/2006 to 12/31/2006                                     $ 7.43         $ 9.26           1,708,803
   1/1/2007 to 12/31/2007                                     $ 9.26         $10.66           3,014,173

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.06             308,725
   1/1/2004 to 12/31/2004                                     $ 9.06         $10.48             273,401
   1/1/2005 to 12/31/2005                                     $10.48         $11.02             282,357
   1/1/2006 to 12/31/2006                                     $11.02         $13.39             250,746
   1/1/2007 to 12/31/2007                                     $13.39         $14.32             214,421

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.82              64,850
   1/1/2004 to 12/31/2004                                     $16.82         $15.30              67,370
   1/1/2005 to 12/31/2005                                     $15.30         $15.18             148,854
   1/1/2006 to 12/31/2006                                     $15.18         $16.71             457,905
   1/1/2007 to 12/31/2007                                     $16.71         $17.50             771,440

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $6.61             131,605
   1/1/2004 to 12/31/2004                                     $ 6.61          $7.07             129,475
   1/1/2005 to 12/31/2005                                     $ 7.07          $6.94             127,712
   1/1/2006 to 12/31/2006                                     $ 6.94          $7.31             126,380
   1/1/2007 to 12/31/2007                                     $ 7.31          $8.48             100,594

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.06              79,226
   1/1/2004 to 12/31/2004                                     $ 8.06         $ 9.70             324,340
   1/1/2005 to 12/31/2005                                     $ 9.70         $10.38           5,867,755
   1/1/2006 to 12/31/2006                                     $10.38         $11.45           4,568,992
   1/1/2007 to 12/31/2007                                     $11.45         $12.45           4,176,512

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.67              73,852
   1/1/2004 to 12/31/2004                                     $16.67         $19.58              61,521
   1/1/2005 to 12/31/2005                                     $19.58         $20.09              59,682
   1/1/2006 to 12/31/2006                                     $20.09         $23.03              50,895
   1/1/2007 to 12/31/2007                                     $23.03         $21.35              51,526

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.95             275,971
   1/1/2004 to 12/31/2004                                     $13.95         $15.87             465,784
   1/1/2005 to 12/31/2005                                     $15.87         $16.55           4,687,842
   1/1/2006 to 12/31/2006                                     $16.55         $19.42           3,672,632
   1/1/2007 to 12/31/2007                                     $19.42         $17.91           4,000,366

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------

AST DeAM Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.70              22,847
   1/1/2004 to 12/31/2004                                     $10.70         $12.78              63,057
   1/1/2005 to 12/31/2005                                     $12.78         $12.64              85,476
   1/1/2006 to 12/31/2006                                     $12.64         $14.82              71,575
   1/1/2007 to 12/31/2007                                     $14.82         $11.91              63,523

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 3.73             175,708
   1/1/2004 to 12/31/2004                                     $ 3.73         $ 4.24             457,010
   1/1/2005 to 12/31/2005                                     $ 4.24         $ 4.34           8,890,703
   1/1/2006 to 12/31/2006                                     $ 4.34         $ 4.51           6,444,166
   1/1/2007 to 12/31/2007                                     $ 4.51         $ 5.26           4,795,707

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 6.01             294,816
   1/1/2004 to 12/31/2004                                     $ 6.01         $ 6.81             369,234
   1/1/2005 to 12/31/2005                                     $ 6.81         $ 7.56             472,930
   1/1/2006 to 12/31/2006                                     $ 7.56         $ 8.43             437,466
   1/1/2007 to 12/31/2007                                     $ 8.43         $10.07             494,768

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.32             370,965
   1/1/2004 to 12/31/2004                                     $13.32         $15.99             537,445
   1/1/2005 to 12/31/2005                                     $15.99         $17.52           3,716,512
   1/1/2006 to 12/31/2006                                     $17.52         $18.96           2,666,820
   1/1/2007 to 12/31/2007                                     $18.96         $19.12           2,274,821

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 5.84              87,326
   1/1/2004 to 12/31/2004                                     $ 5.84         $ 6.19             107,188
   1/1/2005 to 12/2/2005                                      $ 6.19         $ 7.07                  --

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.89             166,080
   1/1/2004 to 12/31/2004                                     $ 9.89         $11.15             194,765
   1/1/2005 to 12/31/2005                                     $11.15         $11.49             187,691
   1/1/2006 to 12/31/2006                                     $11.49         $12.83             147,486
   1/1/2007 to 12/31/2007                                     $12.83         $12.88             179,218

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.23               6,747
   1/1/2004 to 12/31/2004                                     $11.23         $14.40              41,428
   1/1/2005 to 12/31/2005                                     $14.40         $18.50              68,831
   1/1/2006 to 12/31/2006                                     $18.50         $20.96              69,991
   1/1/2007 to 12/31/2007                                     $20.96         $28.78              88,424

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 5.72             267,109
   1/1/2004 to 12/31/2004                                     $ 5.72         $ 5.91             307,367
   1/1/2005 to 12/31/2005                                     $ 5.91         $ 6.73             309,011
   1/1/2006 to 12/31/2006                                     $ 6.73         $ 6.95           5,456,600
   1/1/2007 to 12/31/2007                                     $ 6.95         $ 7.35           9,896,516

AST MFS Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 6.21             262,995
   1/1/2004 to 12/31/2004                                     $ 6.21         $ 6.72             387,463
   1/1/2005 to 12/31/2005                                     $ 6.72         $ 6.98           3,719,319
   1/1/2006 to 12/31/2006                                     $ 6.98         $ 7.48           2,366,611
   1/1/2007 to 12/31/2007                                     $ 7.48         $ 8.42           1,924,706

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST Marsico Capital Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.16             925,591
   1/1/2004 to 12/31/2004                                     $ 8.16         $ 9.22           2,016,277
   1/1/2005 to 12/31/2005                                     $ 9.22         $ 9.63          29,347,496
   1/1/2006 to 12/31/2006                                     $ 9.63         $10.10          24,648,331
   1/1/2007 to 12/31/2007                                     $10.10         $11.35          22,896,973

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 4.40             395,905
   1/1/2004 to 12/31/2004                                      $4.40         $ 4.46             541,661
   1/1/2005 to 12/31/2005                                      $4.46         $ 4.51             598,056
   1/1/2006 to 12/31/2006                                      $4.51         $ 4.85             542,823
   1/1/2007 to 12/31/2007                                      $4.85         $ 5.40             556,773

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $9.28             137,247
   1/1/2004 to 12/31/2004                                     $ 9.28         $10.72             199,601
   1/1/2005 to 12/31/2005                                     $10.72         $11.45             249,861
   1/1/2006 to 12/31/2006                                     $11.45         $13.63             220,823
   1/1/2007 to 12/31/2007                                     $13.63         $13.48             199,588

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.65             154,955
   1/1/2004 to 12/31/2004                                     $ 8.65         $ 9.31             215,645
   1/1/2005 to 12/2/2005                                      $ 9.31         $10.23                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.62             216,416
   1/1/2004 to 12/31/2004                                     $10.62         $11.83             303,689
   1/1/2005 to 12/31/2005                                     $11.83         $12.20             869,597
   1/1/2006 to 12/31/2006                                     $12.20         $14.47           2,885,427
   1/1/2007 to 12/31/2007                                     $14.47         $13.64           4,758,283

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.47               8,884
   1/1/2004 to 12/31/2004                                     $10.47         $14.12              68,406
   1/1/2005 to 12/31/2005                                     $14.12         $15.85              81,009
   1/1/2006 to 12/31/2006                                     $15.85         $21.18              81,551
   1/1/2007 to 12/31/2007                                     $21.18         $16.57              76,243

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 7.98             293,662
   1/1/2004 to 12/31/2004                                     $ 7.98         $ 8.58             343,296
   1/1/2005 to 12/31/2005                                     $ 8.58         $ 8.69             567,060
   1/1/2006 to 12/31/2006                                     $ 8.69         $ 9.56             479,261
   1/1/2007 to 12/31/2007                                     $ 9.56         $ 9.54             444,324

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $8.22             195,232
   1/1/2004 to 12/31/2004                                     $ 8.22          $9.04             372,540
   1/1/2005 to 12/31/2005                                     $ 9.04          $9.25             370,561
   1/1/2006 to 12/31/2006                                     $ 9.25         $10.56             335,193
   1/1/2007 to 12/31/2007                                     $10.56         $10.31             319,458

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.88             976,756
   1/1/2004 to 12/31/2004                                     $ 9.88         $10.72           1,731,512
   1/1/2005 to 12/31/2005                                     $10.72         $10.98          26,378,598
   1/1/2006 to 12/31/2006                                     $10.98         $12.59          17,583,959
   1/1/2007 to 12/31/2007                                     $12.59         $12.93          15,042,519

AST Large Cap Value
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.66             347,275

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------

   1/1/2004 to 12/31/2004                                     $ 8.66         $ 9.78             419,818
   1/1/2005 to 12/31/2005                                     $ 9.78         $10.17           1,212,692
   1/1/2006 to 12/31/2006                                     $10.17         $11.78           3,666,066
   1/1/2007 to 12/31/2007                                     $11.78         $11.17           6,338,741

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.40             303,295
   1/1/2004 to 12/31/2004                                     $ 8.40         $ 9.12             290,887
   1/1/2005 to 12/31/2005                                     $ 9.12         $ 9.53             269,714
   1/1/2006 to 12/31/2006                                     $ 9.53         $10.35             256,302
   1/1/2007 to 12/31/2007                                     $10.35         $10.32           9,818,698

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.46             196,909
   1/1/2004 to 12/31/2004                                     $ 9.46         $10.08             218,686
   1/1/2005 to 12/31/2005                                     $10.08         $10.30             210,896
   1/1/2006 to 12/31/2006                                     $10.30         $11.05             192,538
   1/1/2007 to 12/31/2007                                     $11.05         $11.76           1,815,549

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.48               2,741
   1/1/2004 to 12/31/2004                                     $10.48         $11.38              39,231
   1/1/2005 to 12/31/2005                                     $11.38         $11.65              52,235
   1/1/2006 to 12/31/2006                                     $11.65         $12.81             985,266
   1/1/2007 to 12/31/2007                                     $12.81         $13.31          14,732,752

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.23             148,319
   1/1/2004 to 12/31/2004                                     $13.23         $14.05             191,816
   1/1/2005 to 12/31/2005                                     $14.05         $13.12           5,107,688
   1/1/2006 to 12/31/2006                                     $13.12         $13.63           3,724,317
   1/1/2007 to 12/31/2007                                     $13.63         $14.61           3,017,953

AST High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.60             346,126
   1/1/2004 to 12/31/2004                                     $10.60         $11.51             545,726
   1/1/2005 to 12/31/2005                                     $11.51         $11.37             610,956
   1/1/2006 to 12/31/2006                                     $11.37         $12.27             534,766
   1/1/2007 to 12/31/2007                                     $12.27         $12.29             381,166

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.60             423,485
   1/1/2004 to 12/31/2004                                     $11.60         $12.18             732,155
   1/1/2005 to 12/31/2005                                     $12.18         $12.04           6,285,215
   1/1/2006 to 12/31/2006                                     $12.04         $12.92           4,627,555
   1/1/2007 to 12/31/2007                                     $12.92         $13.40           3,882,503

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.76           1,558,557
   1/1/2004 to 12/31/2004                                     $12.76         $13.09           2,344,332
   1/1/2005 to 12/31/2005                                     $13.09         $13.11           5,088,435
   1/1/2006 to 12/31/2006                                     $13.11         $13.30           8,896,833
   1/1/2007 to 12/31/2007                                     $13.30         $14.08          11,765,641

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.65             329,629
   1/1/2004 to 12/31/2004                                     $11.65         $11.62           1,143,298
   1/1/2005 to 12/31/2005                                     $11.62         $11.54          14,980,148
   1/1/2006 to 12/31/2006                                     $11.54         $11.72          12,397,970
   1/1/2007 to 12/31/2007                                     $11.72         $12.23          11,467,693

AST Money Market

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.13              35,505

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $10.13         $ 9.98             234,402
   1/1/2005 to 12/31/2005                                     $ 9.98         $10.03           1,333,707
   1/1/2006 to 12/31/2006                                     $10.03         $10.25           1,115,761
   1/1/2007 to 12/31/2007                                     $10.25         $10.51           1,044,258

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.88                 843
   1/1/2004 to 12/31/2004                                     $10.88         $12.74              25,630
   1/1/2005 to 12/31/2005                                     $12.74         $16.38              67,418
   1/1/2006 to 12/31/2006                                     $16.38         $21.55              61,139
   1/1/2007 to 12/31/2007                                     $21.55         $30.23              65,150

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.29              15,958
   1/1/2004 to 12/31/2004                                     $15.29         $16.60              14,303
   1/1/2005 to 12/31/2005                                     $16.60         $17.10              14,292
   1/1/2006 to 12/31/2006                                     $17.10         $19.81              19,084
   1/1/2007 to 12/31/2007                                     $19.81         $19.92              12,781

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.67               1,825
   1/1/2005 to 12/31/2005                                     $11.67         $12.63               5,547
   1/1/2006 to 12/31/2006                                     $12.63         $14.34               7,221
   1/1/2007 to 12/31/2007                                     $14.34         $15.72              31,271

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.85               1,330
   1/1/2004 to 12/31/2004                                     $10.85         $11.41               5,057
   1/1/2005 to 12/31/2005                                     $11.41         $12.06              16,531
   1/1/2006 to 12/31/2006                                     $12.06         $12.41              21,500
   1/1/2007 to 12/31/2007                                     $12.41         $13.57              11,445

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.46               1,378
   1/1/2004 to 12/31/2004                                     $10.46         $11.11              15,566
   1/1/2005 to 12/31/2005                                     $11.11         $11.51              32,820
   1/1/2006 to 12/31/2006                                     $11.51         $13.10              34,866
   1/1/2007 to 12/31/2007                                     $13.10          $9.96              27,803

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.64              81,555
   1/1/2004 to 12/31/2004                                     $10.64         $12.40              83,727
   1/1/2005 to 12/31/2005                                     $12.40         $14.06              86,193
   1/1/2006 to 12/31/2006                                     $14.06         $16.92              74,041
   1/1/2007 to 12/31/2007                                     $16.92         $19.02              66,328

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.83              23,503
   1/1/2004 to 12/31/2004                                     $ 8.83         $ 9.13             114,259
   1/1/2005 to 4/15/2005                                      $ 9.13         $ 8.12                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 8.97              19,658
   1/1/2004 to 12/31/2004                                     $ 8.97         $ 9.40              84,876
   1/1/2005 to 12/31/2005                                     $ 9.40         $ 9.54              62,448

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $ 9.54         $ 9.88              40,425
   1/1/2007 to 12/31/2007                                     $ 9.88         $10.82              27,192

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.39              62,076
   1/1/2006 to 12/31/2006                                     $11.39         $12.36              32,852
   1/1/2007 to 12/31/2007                                     $12.36         $13.42              27,357

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.09               3,060
   1/1/2004 to 12/31/2004                                     $11.09         $12.39              17,205
   1/1/2005 to 12/31/2005                                     $12.39         $13.09              19,794
   1/1/2006 to 12/31/2006                                     $13.09         $15.04              37,776
   1/1/2007 to 12/31/2007                                     $15.04         $16.84              35,168

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.43               1,873
   1/1/2004 to 12/31/2004                                     $10.43         $10.14              28,325
   1/1/2005 to 12/31/2005                                     $10.14         $11.84              27,061
   1/1/2006 to 12/31/2006                                     $11.84         $16.12              46,104
   1/1/2007 to 12/31/2007                                     $16.12         $23.28              67,939

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.35               8,278
   1/1/2005 to 12/31/2005                                     $10.35         $14.35              38,811
   1/1/2006 to 12/31/2006                                     $14.35         $15.55              39,065
   1/1/2007 to 12/31/2007                                     $15.55         $13.68               9,009

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.58              20,936
   1/1/2005 to 12/31/2005                                     $11.58         $11.30              10,959
   1/1/2006 to 12/31/2006                                     $11.30         $12.75              12,157
   1/1/2007 to 12/31/2007                                     $12.75          $9.06               2,021

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.43              15,658
   1/1/2005 to 12/31/2005                                     $12.43         $12.45              43,709
   1/1/2006 to 12/31/2006                                     $12.45         $14.06              22,698
   1/1/2007 to 12/31/2007                                     $14.06         $17.96              19,556

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.69               2,087
   1/1/2005 to 12/31/2005                                     $10.69         $ 9.96                 856
   1/1/2006 to 12/31/2006                                     $ 9.96         $10.91                 855
   1/1/2007 to 12/31/2007                                     $10.91         $ 9.78                 854

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.67               4,737
   1/1/2004 to 12/31/2004                                     $10.67         $11.40               9,175
   1/1/2005 to 12/31/2005                                     $11.40         $11.10               8,502

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.10         $12.22               5,595
   1/1/2007 to 12/31/2007                                     $12.22         $12.85              10,373

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.80              29,672
   1/1/2005 to 12/31/2005                                     $13.80         $17.71              31,117
   1/1/2006 to 12/31/2006                                     $17.71         $20.89              45,074
   1/1/2007 to 12/31/2007                                     $20.89         $27.05              72,208

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.26              15,974
   1/1/2005 to 12/31/2005                                     $11.26         $11.45              24,234
   1/1/2006 to 12/31/2006                                     $11.45         $13.14              18,864
   1/1/2007 to 12/31/2007                                     $13.14         $10.38              28,975

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.65               5,322
   1/1/2005 to 12/31/2005                                     $10.65         $11.04               8,927
   1/1/2006 to 12/31/2006                                     $11.04         $11.36              25,213
   1/1/2007 to 12/31/2007                                     $11.36         $11.83              14,308

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.08               4,381
   1/1/2005 to 12/31/2005                                     $12.08         $12.10               3,013
   1/1/2006 to 12/31/2006                                     $12.10         $13.20               2,469
   1/1/2007 to 12/31/2007                                     $13.20         $14.42               4,693

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 9.44               5,382
   1/1/2005 to 12/31/2005                                     $ 9.44         $ 8.87               8,146
   1/1/2006 to 12/31/2006                                     $ 8.87         $ 9.73              14,863
   1/1/2007 to 12/31/2007                                     $ 9.73         $ 9.73               2,626

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.17              93,541
   1/1/2005 to 12/31/2005                                     $10.17         $12.56              98,463
   1/1/2006 to 12/31/2006                                     $12.56         $13.18             100,916
   1/1/2007 to 12/31/2007                                     $13.18         $15.78             190,655

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.06              22,857
   1/1/2005 to 12/31/2005                                     $13.06         $13.63              11,101
   1/1/2006 to 12/31/2006                                     $13.63         $17.65              12,978
   1/1/2007 to 12/31/2007                                     $17.65         $13.87               8,885

ProFund VP -Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.54               4,099
   1/1/2005 to 12/31/2005                                     $12.54         $11.44                 482
   1/1/2006 to 12/31/2006                                     $11.44         $15.02              11,713
   1/1/2007 to 12/31/2007                                     $15.02         $15.91               3,844

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.51              21,365
   1/1/2005 to 12/31/2005                                     $12.51         $13.82              22,152
   1/1/2006 to 12/31/2006                                     $13.82         $16.11              34,957
   1/1/2007 to 12/31/2007                                     $16.11         $18.24             112,953

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.58                 427
   1/1/2004 to 12/31/2004                                     $10.58         $11.25              31,600
   1/1/2005 to 12/31/2005                                     $11.25         $11.30              65,965
   1/1/2006 to 12/31/2006                                     $11.30         $12.55             113,098
   1/1/2007 to 12/31/2007                                     $12.55         $12.71              65,994

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.29               7,927
   1/1/2004 to 12/31/2004                                     $ 9.29         $ 8.15              10,709
   1/1/2005 to 12/31/2005                                     $ 8.15         $ 7.86              27,580
   1/1/2006 to 12/31/2006                                     $ 7.86         $ 7.10             128,536
   1/1/2007 to 12/31/2007                                     $ 7.10         $ 6.99             128,086

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.92              28,507
   1/1/2005 to 12/31/2005                                     $10.92         $10.69              74,795
   1/1/2006 to 12/31/2006                                     $10.69         $11.02              22,270
   1/1/2007 to 12/31/2007                                     $11.02         $12.67              39,384

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.49               7,708
   1/1/2004 to 12/31/2004                                     $ 9.49             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 8.13              48,058
   1/1/2006 to 12/31/2006                                     $ 8.13         $ 7.83             100,168
   1/1/2007 to 12/31/2007                                     $ 7.83         $ 6.77              64,235

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.77               3,516
   1/1/2004 to 12/31/2004                                     $10.77         $12.20              39,454
   1/1/2005 to 12/31/2005                                     $12.20         $12.98              35,137
   1/1/2006 to 12/31/2006                                     $12.98         $14.25              33,707
   1/1/2007 to 12/31/2007                                     $14.25         $14.07              49,396

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.24               3,933
   1/1/2004 to 12/31/2004                                     $10.24         $11.12              21,341
   1/1/2005 to 12/31/2005                                     $11.12         $12.09              34,564
   1/1/2006 to 12/31/2006                                     $12.09         $12.29              24,037
   1/1/2007 to 12/31/2007                                     $12.29         $13.42              20,198

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.86              27,449
   1/1/2005 to 12/31/2005                                     $13.86         $15.97              31,080
   1/1/2006 to 12/31/2006                                     $15.97         $17.27              20,470
   1/1/2007 to 12/31/2007                                     $17.27         $17.89              16,036

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.67               4,223
   1/1/2004 to 12/31/2004                                     $10.67         $12.53              31,732
   1/1/2005 to 12/31/2005                                     $12.53         $12.74              21,091
   1/1/2006 to 12/31/2006                                     $12.74         $14.62              24,783
   1/1/2007 to 12/31/2007                                     $14.62         $13.26              24,467

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.44               2,529
   1/1/2004 to 12/31/2004                                     $10.44         $12.23              42,134
   1/1/2005 to 12/31/2005                                     $12.23         $12.85              63,389
   1/1/2006 to 12/31/2006                                     $12.85         $13.65              42,177
   1/1/2007 to 12/31/2007                                     $13.65         $13.88              21,833

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.80               4,588
   1/1/2005 to 12/31/2005                                     $10.80         $11.51              48,139
   1/1/2006 to 12/31/2006                                     $11.51         $10.74              17,741
   1/1/2007 to 12/31/2007                                     $10.74         $11.56              15,483

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 8.31             219,942
   1/1/2005 to 12/31/2005                                     $ 8.31         $ 7.48             241,711
   1/1/2006 to 12/31/2006                                     $ 7.48         $ 8.05             112,427
   1/1/2007 to 12/31/2007                                     $ 8.05         $ 7.46              67,151

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.52                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.52         $11.27                   0
   1/1/2007 to 12/31/2007                                     $11.27         $11.58                   0

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

 First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.80               6,777
   1/1/2005 to 12/31/2005                                     $11.80         $12.71              17,500
   1/1/2006 to 12/31/2006                                     $12.71         $17.20              45,884
   1/1/2007 to 12/31/2007                                     $17.20         $19.05              57,536

 First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.28              40,194
   1/1/2005 to 12/31/2005                                     $11.28         $11.82              63,365
   1/1/2006 to 12/31/2006                                     $11.82         $12.89              59,186
   1/1/2007 to 12/31/2007                                     $12.89         $13.79              47,941

 First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

 First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.70              11,933
   1/1/2005 to 12/31/2005                                     $10.70         $10.90              31,931
   1/1/2006 to 12/31/2006                                     $10.90         $10.96               9,548
   1/1/2007 to 12/31/2007                                     $10.96         $11.16               8,726

 First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.44               3,913
   1/1/2005 to 12/31/2005                                     $10.44         $ 9.88               7,887
   1/1/2006 to 12/31/2006                                     $ 9.88         $12.12              20,362
   1/1/2007 to 12/31/2007                                     $12.12         $11.93              12,409

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.72              20,831
   1/1/2006 to 12/31/2006                                     $ 9.72         $11.23              34,158
   1/1/2007 to 12/31/2007                                     $11.23         $11.09              26,796

 First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.37                 554
   1/1/2005 to 12/31/2005                                     $10.37         $10.23              22,429

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------

   1/1/2006 to 12/31/2006                                     $10.23         $10.91              57,956
   1/1/2007 to 12/31/2007                                     $10.91         $11.40              49,727

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.36                 554
   1/1/2005 to 12/31/2005                                     $10.36         $10.43              11,553
   1/1/2006 to 12/31/2006                                     $10.43         $12.10              36,084
   1/1/2007 to 12/31/2007                                     $12.10         $11.85              49,947

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.52               6,604
   1/1/2005 to 12/31/2005                                     $10.52         $11.97              28,433
   1/1/2006 to 12/31/2006                                     $11.97         $14.17              28,194
   1/1/2007 to 12/31/2007                                     $14.17         $16.56              38,253

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --          $9.99               1,583
   1/1/2006 to 12/31/2006                                     $ 9.99         $11.30              87,538
   1/1/2007 to 12/31/2007                                     $11.30         $12.10              77,715

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00           5,254,502
   1/1/2006 to 12/31/2006                                     $10.00         $11.11          85,438,169
   1/1/2007 to 12/31/2007                                     $11.11         $11.92         150,334,869

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01           4,054,792
   1/1/2006 to 12/31/2006                                     $10.01         $10.94          60,459,906
   1/1/2007 to 12/31/2007                                     $10.94         $11.68         102,797,613

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02           1,320,556
   1/1/2006 to 12/31/2006                                     $10.02         $10.83          13,643,567
   1/1/2007 to 12/31/2007                                     $10.83         $11.55          28,754,710

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03             318,272

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one of EBP or HAV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                         OF PERIOD       OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.03         $10.59           7,378,914
   1/1/2007 to 12/31/2007                                     $10.59         $11.25          15,878,486

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.61          15,585,099
   1/1/2007 to 12/31/2007                                     $10.61         $11.35          40,026,136

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.53          14,453,011
   1/1/2007 to 12/31/2007                                     $10.53         $11.17          39,197,527

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.43          16,318,465
   1/1/2007 to 12/31/2007                                     $10.43         $11.36          47,156,856

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.50             334,109

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.03             205,441

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.18             156,130

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.16              89,776

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99             275,326

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.97             993,285



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.68              13,590
   1/1/2004 to 12/31/2004                                     $12.68         $14.49              38,292
   1/1/2005 to 12/31/2005                                     $14.49         $15.70             109,652
   1/1/2006 to 12/31/2006                                     $15.70         $18.82             139,284
   1/1/2007 to 12/31/2007                                     $18.82         $20.10             121,848

AST International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.28              32,626
   1/1/2004 to 12/31/2004                                     $13.28         $15.05             325,809
   1/1/2005 to 12/31/2005                                     $15.05         $17.12             679,350
   1/1/2006 to 12/31/2006                                     $17.12         $20.22             712,804
   1/1/2007 to 12/31/2007                                     $20.22         $23.49             855,005

AST International Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.79               1,767
   1/1/2004 to 12/31/2004                                     $12.79         $15.11              16,366
   1/1/2005 to 12/31/2005                                     $15.11         $16.77              38,769
   1/1/2006 to 12/31/2006                                     $16.77         $20.86             275,242
   1/1/2007 to 12/31/2007                                     $20.86         $23.98             491,747

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.24               6,069
   1/1/2004 to 12/31/2004                                     $12.24         $14.14              26,943
   1/1/2005 to 12/31/2005                                     $14.14         $14.85              56,909
   1/1/2006 to 12/31/2006                                     $14.85         $18.01             101,940
   1/1/2007 to 12/31/2007                                     $18.01         $19.23              68,457

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.43               4,691
   1/1/2004 to 12/31/2004                                     $13.43         $12.19              23,253
   1/1/2005 to 12/31/2005                                     $12.19         $12.08              34,896
   1/1/2006 to 12/31/2006                                     $12.08         $13.28             184,362
   1/1/2007 to 12/31/2007                                     $13.28         $13.88             319,309

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.98               3,753
   1/1/2004 to 12/31/2004                                     $13.98         $14.94              18,825
   1/1/2005 to 12/31/2005                                     $14.94         $14.63              28,322
   1/1/2006 to 12/31/2006                                     $14.63         $15.39              30,263
   1/1/2007 to 12/31/2007                                     $15.39         $17.83              33,041

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.30              20,181
   1/1/2004 to 12/31/2004                                     $16.30         $19.58              95,514
   1/1/2005 to 12/31/2005                                     $19.58         $20.92             227,163
   1/1/2006 to 12/31/2006                                     $20.92         $23.05             272,241
   1/1/2007 to 12/31/2007                                     $23.05         $25.02             337,378

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $16.69                 160
   1/1/2006 to 12/31/2006                                     $16.69         $19.10                 155
   1/1/2007 to 12/31/2007                                     $19.10         $17.69                 178

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.35              34,978
   1/1/2004 to 12/31/2004                                     $13.35         $15.17             166,852
   1/1/2005 to 12/31/2005                                     $15.17         $15.80             417,155
   1/1/2006 to 12/31/2006                                     $15.80         $18.51             522,079
   1/1/2007 to 12/31/2007                                     $18.51         $17.05             695,175

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST DeAM Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $14.11                 879
   1/1/2004 to 12/31/2004                                     $14.11         $16.81              14,277
   1/1/2005 to 12/31/2005                                     $16.81         $16.61              29,832
   1/1/2006 to 12/31/2006                                     $16.61         $19.44              48,430
   1/1/2007 to 12/31/2007                                     $19.44         $15.60              44,811

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.68              12,201
   1/1/2004 to 12/31/2004                                     $12.68         $14.39             124,672
   1/1/2005 to 12/31/2005                                     $14.39         $14.72             279,699
   1/1/2006 to 12/31/2006                                     $14.72         $15.27             238,489
   1/1/2007 to 12/31/2007                                     $15.27         $17.78             205,076

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.11               5,407
   1/1/2004 to 12/31/2004                                     $12.11         $13.72              38,051
   1/1/2005 to 12/31/2005                                     $13.72         $15.20             107,424
   1/1/2006 to 12/31/2006                                     $15.20         $16.92             115,940
   1/1/2007 to 12/31/2007                                     $16.92         $20.18             139,590

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.27              21,843
   1/1/2004 to 12/31/2004                                     $13.27         $15.91             154,749
   1/1/2005 to 12/31/2005                                     $15.91         $17.40             325,520
   1/1/2006 to 12/31/2006                                     $17.40         $18.81             305,380
   1/1/2007 to 12/31/2007                                     $18.81         $18.93             291,027

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.38               4,810
   1/1/2004 to 12/31/2004                                     $12.38         $13.10              22,732
   1/1/2005 to 12/2/2005                                      $13.10         $14.93                   0

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.31               1,455
   1/1/2004 to 12/31/2004                                     $13.31         $14.98               8,849
   1/1/2005 to 12/31/2005                                     $14.98         $15.41              18,056
   1/1/2006 to 12/31/2006                                     $15.41         $17.19              19,757
   1/1/2007 to 12/31/2007                                     $17.19         $17.23              28,654

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002
   1/1/2003 to 12/31/2003                                                    $13.60               1,035
   1/1/2004 to 12/31/2004                                     $13.60         $17.41              37,779
   1/1/2005 to 12/31/2005                                     $17.41         $22.33              78,875
   1/1/2006 to 12/31/2006                                     $22.33         $25.25              93,241
   1/1/2007 to 12/31/2007                                     $25.25         $34.62             107,281

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.27               8,067
   1/1/2004 to 12/31/2004                                     $11.27         $11.63              15,562
   1/1/2005 to 12/31/2005                                     $11.63         $13.22              41,142
   1/1/2006 to 12/31/2006                                     $13.22         $13.63             919,208
   1/1/2007 to 12/31/2007                                     $13.63         $14.40           1,769,228

AST MFS Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.35              10,550
   1/1/2004 to 12/31/2004                                     $11.35         $12.26              52,718
   1/1/2005 to 12/31/2005                                     $12.26         $12.72             212,707
   1/1/2006 to 12/31/2006                                     $12.72         $13.62             200,801
   1/1/2007 to 12/31/2007                                     $13.62         $15.30             170,640

AST Marsico Capital Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.23              70,776
   1/1/2004 to 12/31/2004                                     $12.23         $13.80             578,919
   1/1/2005 to 12/31/2005                                     $13.80         $14.39           1,322,889
   1/1/2006 to 12/31/2006                                     $14.39         $15.06           1,850,986
   1/1/2007 to 12/31/2007                                     $15.06         $16.90           2,418,869

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.56                 242
   1/1/2004 to 12/31/2004                                     $11.56         $11.70              10,426
   1/1/2005 to 12/31/2005                                     $11.70         $11.80              32,085
   1/1/2006 to 12/31/2006                                     $11.80         $12.67              61,298
   1/1/2007 to 12/31/2007                                     $12.67         $14.09              85,237

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.32               4,412
   1/1/2004 to 12/31/2004                                     $12.32         $14.21              16,355
   1/1/2005 to 12/31/2005                                     $14.21         $15.16              24,769
   1/1/2006 to 12/31/2006                                     $15.16         $18.01              64,513
   1/1/2007 to 12/31/2007                                     $18.01         $17.79              82,988

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.04               1,041
   1/1/2004 to 12/31/2004                                     $12.04         $12.93               7,165
   1/1/2005 to 12/2/2005                                      $12.93         $14.20                  --

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.62              10,893
   1/1/2004 to 12/31/2004                                     $12.62         $14.03              49,912
   1/1/2005 to 12/31/2005                                     $14.03         $14.45              88,839
   1/1/2006 to 12/31/2006                                     $14.45         $17.11             733,091
   1/1/2007 to 12/31/2007                                     $17.11         $16.10           1,285,924

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002
   1/1/2003 to 12/31/2003                                                    $13.84               8,189
   1/1/2004 to 12/31/2004                                     $13.84         $18.64              17,014
   1/1/2005 to 12/31/2005                                     $18.64         $20.89              49,397
   1/1/2006 to 12/31/2006                                     $20.89         $27.88              84,382
   1/1/2007 to 12/31/2007                                     $27.88         $21.78              61,759

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.18               4,899
   1/1/2004 to 12/31/2004                                     $12.18         $13.08               9,296
   1/1/2005 to 12/31/2005                                     $13.08         $13.22              42,373
   1/1/2006 to 12/31/2006                                     $13.22         $14.52              60,178
   1/1/2007 to 12/31/2007                                     $14.52         $14.47              58,887

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.43               4,612
   1/1/2004 to 12/31/2004                                     $12.43         $13.65              25,550
   1/1/2005 to 12/31/2005                                     $13.65         $13.95              46,622
   1/1/2006 to 12/31/2006                                     $13.95         $15.91              69,176
   1/1/2007 to 12/31/2007                                     $15.91         $15.51             102,616

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.70              69,435
   1/1/2004 to 12/31/2004                                     $12.70         $13.76             564,502
   1/1/2005 to 12/31/2005                                     $13.76         $14.07           1,367,534
   1/1/2006 to 12/31/2006                                     $14.07         $16.11           1,130,820
   1/1/2007 to 12/31/2007                                     $16.11         $16.52           1,101,906

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.58                 332

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                     $11.58         $13.05              37,159
   1/1/2005 to 12/31/2005                                     $13.05         $13.56              86,799
   1/1/2006 to 12/31/2006                                     $13.56         $15.68             871,822
   1/1/2007 to 12/31/2007                                     $15.68         $14.84           1,530,351

AST UBS Dynamic Alpha
   formerly, AST Global Allocation
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.58               1,169
   1/1/2004 to 12/31/2004                                     $11.58         $12.56               2,849
   1/1/2005 to 12/31/2005                                     $12.56         $13.11              12,494
   1/1/2006 to 12/31/2006                                     $13.11         $14.22              15,434
   1/1/2007 to 12/31/2007                                     $14.22         $14.15           1,711,698

AST American Century Strategic Allocation
   formerly, AST American Century Strategic Balanced
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.56              11,783
   1/1/2004 to 12/31/2004                                     $11.56         $12.29              18,231
   1/1/2005 to 12/31/2005                                     $12.29         $12.55              42,898
   1/1/2006 to 12/31/2006                                     $12.55         $13.44              18,651
   1/1/2007 to 12/31/2007                                     $13.44         $14.28             381,348

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002
   1/1/2003 to 12/31/2003                                                    $12.05              31,706
   1/1/2004 to 12/31/2004                                     $12.05         $13.08              46,336
   1/1/2005 to 12/31/2005                                     $13.08         $13.36              75,063
   1/1/2006 to 12/31/2006                                     $13.36         $14.67             220,578
   1/1/2007 to 12/31/2007                                     $14.67         $15.22           3,446,067

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.35              12,591
   1/1/2004 to 12/31/2004                                     $11.35         $12.04             137,089
   1/1/2005 to 12/31/2005                                     $12.04         $11.22             331,045
   1/1/2006 to 12/31/2006                                     $11.22         $11.64             323,151
   1/1/2007 to 12/31/2007                                     $11.64         $12.45             374,975

AST High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.17              28,237
   1/1/2004 to 12/31/2004                                     $12.17         $13.20              54,058
   1/1/2005 to 12/31/2005                                     $13.20         $13.02              79,371
   1/1/2006 to 12/31/2006                                     $13.02         $14.03             134,168
   1/1/2007 to 12/31/2007                                     $14.03         $14.03             189,608

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.85              28,346
   1/1/2004 to 12/31/2004                                     $11.85         $12.42             155,764
   1/1/2005 to 12/31/2005                                     $12.42         $12.27             465,230
   1/1/2006 to 12/31/2006                                     $12.27         $13.15             414,839
   1/1/2007 to 12/31/2007                                     $13.15         $13.61             285,389

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.45             119,982
   1/1/2004 to 12/31/2004                                     $10.45         $10.70             476,033
   1/1/2005 to 12/31/2005                                     $10.70         $10.71             420,796
   1/1/2006 to 12/31/2006                                     $10.71         $10.84           2,181,127
   1/1/2007 to 12/31/2007                                     $10.84         $11.46           3,832,171

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.16              35,430
   1/1/2004 to 12/31/2004                                     $10.16         $10.12             301,108
   1/1/2005 to 12/31/2005                                     $10.12         $10.04           1,095,565
   1/1/2006 to 12/31/2006                                     $10.04         $10.17           1,341,592
   1/1/2007 to 12/31/2007                                     $10.17         $10.60           1,570,063

AST Money Market

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $9.80             149,705

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                      $9.80         $ 9.65             432,144
   1/1/2005 to 12/31/2005                                      $9.65         $ 9.68           1,112,867
   1/1/2006 to 12/31/2006                                      $9.68         $ 9.88             777,755
   1/1/2007 to 12/31/2007                                      $9.88         $10.11           1,331,062

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.47               1,871
   1/1/2004 to 12/31/2004                                     $15.47         $18.09              17,121
   1/1/2005 to 12/31/2005                                     $18.09         $23.22              71,337
   1/1/2006 to 12/31/2006                                     $23.22         $30.50              60,883
   1/1/2007 to 12/31/2007                                     $30.50         $42.72              79,754

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.22                 480
   1/1/2005 to 12/31/2005                                     $13.22         $13.59               5,639
   1/1/2006 to 12/31/2006                                     $13.59         $15.73              17,620
   1/1/2007 to 12/31/2007                                     $15.73         $15.79              33,558

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.05               3,083
   1/1/2004 to 12/31/2004                                     $13.05         $14.43               4,253
   1/1/2005 to 12/31/2005                                     $14.43         $15.60               5,984
   1/1/2006 to 12/31/2006                                     $15.60         $17.68              13,025
   1/1/2007 to 12/31/2007                                     $17.68         $19.35               8,406

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.45               5,438
   1/1/2005 to 12/31/2005                                     $12.45         $13.14              26,387
   1/1/2006 to 12/31/2006                                     $13.14         $13.50              30,522
   1/1/2007 to 12/31/2007                                     $13.50         $14.73              32,928

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.54                 751
   1/1/2004 to 12/31/2004                                     $12.54         $13.30               8,806
   1/1/2005 to 12/31/2005                                     $13.30         $13.75              17,882
   1/1/2006 to 12/31/2006                                     $13.75         $15.63              20,329
   1/1/2007 to 12/31/2007                                     $15.63         $11.86              18,656

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.71               1,395
   1/1/2004 to 12/31/2004                                     $12.71         $14.78               7,362
   1/1/2005 to 12/31/2005                                     $14.78         $16.74              21,181
   1/1/2006 to 12/31/2006                                     $16.74         $20.12              32,343
   1/1/2007 to 12/31/2007                                     $20.12         $22.58              49,950

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $15.09               3,411
   1/1/2005 to 4/15/2005                                      $15.09         $13.41                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.13               1,855
   1/1/2004 to 12/31/2004                                     $13.13         $13.74               3,028
   1/1/2005 to 12/31/2005                                     $13.74         $13.93               4,390

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $13.93         $14.41               6,159
   1/1/2007 to 12/31/2007                                     $14.41         $15.74               5,954

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.38               8,394
   1/1/2006 to 12/31/2006                                     $11.38         $12.33              16,564
   1/1/2007 to 12/31/2007                                     $12.33         $13.36              21,136

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.64               7,739
   1/1/2005 to 12/31/2005                                     $14.64         $15.45               4,515
   1/1/2006 to 12/31/2006                                     $15.45         $17.72              17,612
   1/1/2007 to 12/31/2007                                     $17.72         $19.81              45,754

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $15.40               5,612
   1/1/2005 to 12/31/2005                                     $15.40         $17.97              25,189
   1/1/2006 to 12/31/2006                                     $17.97         $24.43              44,724
   1/1/2007 to 12/31/2007                                     $24.43         $35.22              48,755

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.26               7,559
   1/1/2005 to 12/31/2005                                     $13.26         $18.35              23,865
   1/1/2006 to 12/31/2006                                     $18.35         $19.85              35,884
   1/1/2007 to 12/31/2007                                     $19.85         $17.43              24,259

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.79               1,039
   1/1/2004 to 12/31/2004                                     $12.79         $13.95                 788
   1/1/2005 to 12/31/2005                                     $13.95         $13.60               1,138
   1/1/2006 to 12/31/2006                                     $13.60         $15.32               8,544
   1/1/2007 to 12/31/2007                                     $15.32         $10.87               8,941

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.28               3,155
   1/1/2005 to 12/31/2005                                     $14.28         $14.27             377,372
   1/1/2006 to 12/31/2006                                     $14.27         $16.09              17,804
   1/1/2007 to 12/31/2007                                     $16.09         $20.52              38,287

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.59               3,817
   1/1/2004 to 12/31/2004                                     $11.59         $12.17               1,211
   1/1/2005 to 12/31/2005                                     $12.17         $11.33                 934
   1/1/2006 to 12/31/2006                                     $11.33         $12.38               3,025
   1/1/2007 to 12/31/2007                                     $12.38         $11.09               1,833

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.20               1,731
   1/1/2005 to 12/31/2005                                     $12.20         $11.86               2,705

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.86         $13.04               4,679
   1/1/2007 to 12/31/2007                                     $13.04         $13.69              15,224

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.07               2,434
   1/1/2004 to 12/31/2004                                     $12.07         $15.23              14,353
   1/1/2005 to 12/31/2005                                     $15.23         $19.52              47,094
   1/1/2006 to 12/31/2006                                     $19.52         $22.99             138,252
   1/1/2007 to 12/31/2007                                     $22.99         $29.72              77,955

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.33               1,103
   1/1/2005 to 12/31/2005                                     $13.33         $13.53               4,104
   1/1/2006 to 12/31/2006                                     $13.53         $15.50              21,324
   1/1/2007 to 12/31/2007                                     $15.50         $12.24               9,395

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $10.99               2,123
   1/1/2004 to 12/31/2004                                     $10.99         $10.98               4,035
   1/1/2005 to 12/31/2005                                     $10.98         $11.36              16,109
   1/1/2006 to 12/31/2006                                     $11.36         $11.67              36,508
   1/1/2007 to 12/31/2007                                     $11.67         $12.14              32,025

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.12                 945
   1/1/2005 to 12/31/2005                                     $14.12         $14.12                 664
   1/1/2006 to 12/31/2006                                     $14.12         $15.38               3,032
   1/1/2007 to 12/31/2007                                     $15.38         $16.77               5,387

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $9.91               1,646
   1/1/2004 to 12/31/2004                                      $9.91          $8.78               3,939
   1/1/2005 to 12/31/2005                                      $8.78          $8.25               4,239
   1/1/2006 to 12/31/2006                                      $8.25          $9.03              59,783
   1/1/2007 to 12/31/2007                                      $9.03          $9.02              13,834

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $15.35               1,458
   1/1/2004 to 12/31/2004                                     $15.35         $13.49               7,072
   1/1/2005 to 12/31/2005                                     $13.49         $16.64              44,065
   1/1/2006 to 12/31/2006                                     $16.64         $17.43             148,574
   1/1/2007 to 12/31/2007                                     $17.43         $20.83              54,917

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $16.45                 629
   1/1/2005 to 12/31/2005                                     $16.45         $17.14              10,494
   1/1/2006 to 12/31/2006                                     $17.14         $22.17              32,136
   1/1/2007 to 12/31/2007                                     $22.17         $17.39              18,608

ProFund VP -Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.31              11,741
   1/1/2005 to 12/31/2005                                     $11.31         $10.30              14,202
   1/1/2006 to 12/31/2006                                     $10.30         $13.50              43,184
   1/1/2007 to 12/31/2007                                     $13.50         $14.28              14,887

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.84               7,490
   1/1/2005 to 12/31/2005                                     $14.84         $16.38              12,802
   1/1/2006 to 12/31/2006                                     $16.38         $19.06              25,289
   1/1/2007 to 12/31/2007                                     $19.06         $21.54              63,326

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.94              10,714
   1/1/2004 to 12/31/2004                                     $11.94         $12.68              88,697
   1/1/2005 to 12/31/2005                                     $12.68         $12.72              45,152
   1/1/2006 to 12/31/2006                                     $12.72         $14.11             197,843
   1/1/2007 to 12/31/2007                                     $14.11         $14.26              61,197

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $7.45              13,622
   1/1/2004 to 12/31/2004                                      $7.45          $6.52              14,578
   1/1/2005 to 12/31/2005                                      $6.52          $6.28              52,028
   1/1/2006 to 12/31/2006                                      $6.28          $5.67              29,474
   1/1/2007 to 12/31/2007                                      $5.67          $5.57              40,820

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.19              32,376
   1/1/2005 to 12/31/2005                                     $14.19         $13.88               7,108
   1/1/2006 to 12/31/2006                                     $13.88         $14.28              21,352
   1/1/2007 to 12/31/2007                                     $14.28         $16.40              47,836

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $6.38              16,907
   1/1/2004 to 12/31/2004                                      $6.38          $5.54              16,306
   1/1/2005 to 12/31/2005                                      $5.54          $5.45              18,605
   1/1/2006 to 12/31/2006                                      $5.45          $5.24              12,891
   1/1/2007 to 12/31/2007                                      $5.24          $4.53              14,100

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.33                 916
   1/1/2004 to 12/31/2004                                     $13.33         $15.08              12,473
   1/1/2005 to 12/31/2005                                     $15.08         $16.02              32,273
   1/1/2006 to 12/31/2006                                     $16.02         $17.56              54,436
   1/1/2007 to 12/31/2007                                     $17.56         $17.30              16,790

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.25               1,274
   1/1/2004 to 12/31/2004                                     $12.25         $13.28               6,489
   1/1/2005 to 12/31/2005                                     $13.28         $14.42              32,799
   1/1/2006 to 12/31/2006                                     $14.42         $14.63              42,481
   1/1/2007 to 12/31/2007                                     $14.63         $15.95              37,386

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $16.37                 557
   1/1/2004 to 12/31/2004                                     $16.37         $20.40               2,161
   1/1/2005 to 12/31/2005                                     $20.40         $23.47              33,020
   1/1/2006 to 12/31/2006                                     $23.47         $25.35               7,780
   1/1/2007 to 12/31/2007                                     $25.35         $26.21              13,702

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $13.33              28,687
   1/1/2004 to 12/31/2004                                     $13.33         $15.63              29,856
   1/1/2005 to 12/31/2005                                     $15.63         $15.86              32,218
   1/1/2006 to 12/31/2006                                     $15.86         $18.18              52,464
   1/1/2007 to 12/31/2007                                     $18.18         $16.46              14,409

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $12.98              30,164
   1/1/2004 to 12/31/2004                                     $12.98         $15.17               9,388
   1/1/2005 to 12/31/2005                                     $15.17         $15.93              31,782
   1/1/2006 to 12/31/2006                                     $15.93         $16.89              17,685
   1/1/2007 to 12/31/2007                                     $16.89         $17.15              20,138

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.23              13,114
   1/1/2005 to 12/31/2005                                     $10.23         $10.89              35,357
   1/1/2006 to 12/31/2006                                     $10.89         $10.14              25,734
   1/1/2007 to 12/31/2007                                     $10.14         $10.90              96,242

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --          $9.07              10,876
   1/1/2004 to 12/31/2004                                      $9.07          $7.89              52,002
   1/1/2005 to 12/31/2005                                      $7.89          $7.09             127,134
   1/1/2006 to 12/31/2006                                      $7.09          $7.62             113,335
   1/1/2007 to 12/31/2007                                      $7.62          $7.05              81,045

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.51                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.51         $11.24                   0
   1/1/2007 to 12/31/2007                                     $11.24         $11.54                   0

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

 First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.79               4,718
   1/1/2005 to 12/31/2005                                     $11.79         $12.68              30,022
   1/1/2006 to 12/31/2006                                     $12.68         $17.13              82,358
   1/1/2007 to 12/31/2007                                     $17.13         $18.95              88,767

 First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.27             217,324
   1/1/2005 to 12/31/2005                                     $11.27         $11.79             168,306
   1/1/2006 to 12/31/2006                                     $11.79         $12.84             181,427
   1/1/2007 to 12/31/2007                                     $12.84         $13.71             155,689

 First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

 First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.69               3,409
   1/1/2005 to 12/31/2005                                     $10.69         $10.87              21,189
   1/1/2006 to 12/31/2006                                     $10.87         $10.92              41,025
   1/1/2007 to 12/31/2007                                     $10.92         $11.10              31,201

 First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.43              10,531
   1/1/2005 to 12/31/2005                                     $10.43         $ 9.85              16,903
   1/1/2006 to 12/31/2006                                     $ 9.85         $12.07              26,252
   1/1/2007 to 12/31/2007                                     $12.07         $11.86              17,941

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.71              86,134
   1/1/2006 to 12/31/2006                                     $ 9.71         $11.20             130,711
   1/1/2007 to 12/31/2007                                     $11.20         $11.05              94,930

 First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.37                  84
   1/1/2005 to 12/31/2005                                     $10.37         $10.21              47,332

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.21         $10.87              43,930
   1/1/2007 to 12/31/2007                                     $10.87         $11.35              81,239

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.36                  84
   1/1/2005 to 12/31/2005                                     $10.36         $10.42              52,611
   1/1/2006 to 12/31/2006                                     $10.42         $12.07              63,859
   1/1/2007 to 12/31/2007                                     $12.07         $11.79              41,316

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.52               4,127
   1/1/2005 to 12/31/2005                                     $10.52         $11.95              11,713
   1/1/2006 to 12/31/2006                                     $11.95         $14.12               8,042
   1/1/2007 to 12/31/2007                                     $14.12         $16.48               8,669

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.99              25,430
   1/1/2006 to 12/31/2006                                     $ 9.99         $11.28           1,073,254
   1/1/2007 to 12/31/2007                                     $11.28         $12.06           1,617,295

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00              16,971
   1/1/2006 to 12/31/2006                                     $10.00         $11.10          20,521,001
   1/1/2007 to 12/31/2007                                     $11.10         $11.88          38,450,981

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01             163,627
   1/1/2006 to 12/31/2006                                     $10.01         $10.92          14,589,935
   1/1/2007 to 12/31/2007                                     $10.92         $11.64          29,251,802

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02              13,140
   1/1/2006 to 12/31/2006                                     $10.02         $10.81           4,001,767
   1/1/2007 to 12/31/2007                                     $10.81         $11.51           8,342,773

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With HAV, EBP and GRO Plus or with any one combo 5% or HDV and Gro Plus



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.03         $10.57           1,499,884
   1/1/2007 to 12/31/2007                                     $10.57         $11.22           3,925,955

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.60           6,532,178
   1/1/2007 to 12/31/2007                                     $10.60         $11.32          13,390,877

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.52           5,666,822
   1/1/2007 to 12/31/2007                                     $10.52         $11.14          11,614,050

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.42           6,956,467
   1/1/2007 to 12/31/2007                                     $10.42         $11.33          14,403,062

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.50              57,289

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.03              48,233

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.18               8,617

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.16              45,106

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99              67,117

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.97             509,680



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.32              20,718
   1/1/2005 to 12/31/2005                                     $12.32         $13.34             106,225
   1/1/2006 to 12/31/2006                                     $13.34         $15.97              82,946
   1/1/2007 to 12/31/2007                                     $15.97         $17.04              77,659

AST International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.94             135,829
   1/1/2005 to 12/31/2005                                     $11.94         $13.57           1,293,920
   1/1/2006 to 12/31/2006                                     $13.57         $16.00             963,415
   1/1/2007 to 12/31/2007                                     $16.00         $18.57             790,932

AST International Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.70               5,736
   1/1/2005 to 12/31/2005                                     $12.70         $14.09              43,459
   1/1/2006 to 12/31/2006                                     $14.09         $17.51             121,347
   1/1/2007 to 12/31/2007                                     $17.51         $20.10             187,309

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.40               5,188
   1/1/2005 to 12/31/2005                                     $12.40         $13.01              13,204
   1/1/2006 to 12/31/2006                                     $13.01         $15.76              25,474
   1/1/2007 to 12/31/2007                                     $15.76         $16.81              31,605

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 9.32               1,043
   1/1/2005 to 12/31/2005                                     $ 9.32         $ 9.23              24,623
   1/1/2006 to 12/31/2006                                     $ 9.23         $10.13              77,033
   1/1/2007 to 12/31/2007                                     $10.13         $10.58             115,278

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.03               3,398
   1/1/2005 to 12/31/2005                                     $11.03         $10.79               7,166
   1/1/2006 to 12/31/2006                                     $10.79         $11.34              23,735
   1/1/2007 to 12/31/2007                                     $11.34         $13.13              14,955

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.64              53,866
   1/1/2005 to 12/31/2005                                     $12.64         $13.49             565,771
   1/1/2006 to 12/31/2006                                     $13.49         $14.85             447,606
   1/1/2007 to 12/31/2007                                     $14.85         $16.10             364,297

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $12.98                   0
   1/1/2006 to 12/31/2006                                     $12.98         $14.84                   0
   1/1/2007 to 12/31/2007                                     $14.84         $13.73                   0

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.11              91,011
   1/1/2005 to 12/31/2005                                     $12.11         $12.59             705,873
   1/1/2006 to 12/31/2006                                     $12.59         $14.74             545,945
   1/1/2007 to 12/31/2007                                     $14.74         $13.56             551,748

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST DeAM Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.71                 634
   1/1/2005 to 12/31/2005                                     $12.71         $12.54              12,111
   1/1/2006 to 12/31/2006                                     $12.54         $14.67              18,719
   1/1/2007 to 12/31/2007                                     $14.67         $11.76              15,122

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.91              33,665
   1/1/2005 to 12/31/2005                                     $11.91         $12.17             369,860
   1/1/2006 to 12/31/2006                                     $12.17         $12.61             271,316
   1/1/2007 to 12/31/2007                                     $12.61         $14.67             213,414

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.70              18,225
   1/1/2005 to 12/31/2005                                     $11.70         $12.95              41,730
   1/1/2006 to 12/31/2006                                     $12.95         $14.40              39,249
   1/1/2007 to 12/31/2007                                     $14.40         $17.16              43,581

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.97              95,076
   1/1/2005 to 12/31/2005                                     $12.97         $14.18             576,055
   1/1/2006 to 12/31/2006                                     $14.18         $15.31             426,677
   1/1/2007 to 12/31/2007                                     $15.31         $15.40             354,002

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.73               6,346
   1/1/2005 to 12/2/2005                                      $10.73         $12.22                   0

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.11               7,555
   1/1/2005 to 12/31/2005                                     $12.11         $12.45              10,096
   1/1/2006 to 12/31/2006                                     $12.45         $13.87               8,659
   1/1/2007 to 12/31/2007                                     $13.87         $13.89              13,084

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.36              13,775
   1/1/2005 to 12/31/2005                                     $14.36         $18.40              42,480
   1/1/2006 to 12/31/2006                                     $18.40         $20.78              51,959
   1/1/2007 to 12/31/2007                                     $20.78         $28.47              55,348

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.57               4,945
   1/1/2005 to 12/31/2005                                     $10.57         $12.00              16,120
   1/1/2006 to 12/31/2006                                     $12.00         $12.36             314,236
   1/1/2007 to 12/31/2007                                     $12.36         $13.04             527,304

AST MFS Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.00              33,939
   1/1/2005 to 12/31/2005                                     $11.00         $11.41             282,113
   1/1/2006 to 12/31/2006                                     $11.41         $12.20             201,367
   1/1/2007 to 12/31/2007                                     $12.20         $13.69             156,590

AST Marsico Capital Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.61             263,104
   1/1/2005 to 12/31/2005                                     $11.61         $12.09           2,709,442
   1/1/2006 to 12/31/2006                                     $12.09         $12.64           2,285,303
   1/1/2007 to 12/31/2007                                     $12.64         $14.17           1,988,621

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.54              12,303
   1/1/2005 to 12/31/2005                                     $10.54         $10.62              11,547
   1/1/2006 to 12/31/2006                                     $10.62         $11.39              16,680
   1/1/2007 to 12/31/2007                                     $11.39         $12.66              23,829

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.25               6,163
   1/1/2005 to 12/31/2005                                     $12.25         $13.06              20,481
   1/1/2006 to 12/31/2006                                     $13.06         $15.50              24,606
   1/1/2007 to 12/31/2007                                     $15.50         $15.29              33,434

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.15               1,191
   1/1/2005 to 12/2/2005                                      $11.15         $12.24                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.86              57,669
   1/1/2005 to 12/31/2005                                     $11.86         $12.21             207,462
   1/1/2006 to 12/31/2006                                     $12.21         $14.44             383,107
   1/1/2007 to 12/31/2007                                     $14.44         $13.58             477,745

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $14.07               5,246
   1/1/2005 to 12/31/2005                                     $14.07         $15.76              20,509
   1/1/2006 to 12/31/2006                                     $15.76         $21.01              34,372
   1/1/2007 to 12/31/2007                                     $21.01         $16.40              20,153

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.31              43,627
   1/1/2005 to 12/31/2005                                     $11.31         $11.42              49,554
   1/1/2006 to 12/31/2006                                     $11.42         $12.54              53,218
   1/1/2007 to 12/31/2007                                     $12.54         $12.48              44,427

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.72               7,406
   1/1/2005 to 12/31/2005                                     $11.72         $11.96              15,334
   1/1/2006 to 12/31/2006                                     $11.96         $13.63               9,301
   1/1/2007 to 12/31/2007                                     $13.63         $13.27              11,829

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.50             228,955
   1/1/2005 to 12/31/2005                                     $11.50         $11.75           2,705,504
   1/1/2006 to 12/31/2006                                     $11.75         $13.43           1,822,699
   1/1/2007 to 12/31/2007                                     $13.43         $13.76           1,543,446

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                         --         $11.75              23,032
   1/1/2005 to 12/31/2005                                     $11.75         $12.19             143,888
   1/1/2006 to 12/31/2006                                     $12.19         $14.08             350,356
   1/1/2007 to 12/31/2007                                     $14.08         $13.32             519,815

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.23               2,193
   1/1/2005 to 12/31/2005                                     $11.23         $11.71               3,071
   1/1/2006 to 12/31/2006                                     $11.71         $12.69              11,174
   1/1/2007 to 12/31/2007                                     $12.69         $12.61           1,325,512

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.98                 125
   1/1/2005 to 12/31/2005                                     $10.98         $11.19                 210
   1/1/2006 to 12/31/2006                                     $11.19         $11.97              12,492
   1/1/2007 to 12/31/2007                                     $11.97         $12.71             196,568

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.35               9,372
   1/1/2005 to 12/31/2005                                     $11.35         $11.58              40,171
   1/1/2006 to 12/31/2006                                     $11.58         $12.71             114,890
   1/1/2007 to 12/31/2007                                     $12.71         $13.17           2,777,159

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.94              43,652
   1/1/2005 to 12/31/2005                                     $10.94         $10.19             769,441
   1/1/2006 to 12/31/2006                                     $10.19         $10.56             567,601
   1/1/2007 to 12/31/2007                                     $10.56         $11.29             433,996

AST High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.24              65,084
   1/1/2005 to 12/31/2005                                     $11.24         $11.09             220,086
   1/1/2006 to 12/31/2006                                     $11.09         $11.93             199,447
   1/1/2007 to 12/31/2007                                     $11.93         $11.92             134,569

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.88              85,669
   1/1/2005 to 12/31/2005                                     $10.88         $10.73             725,723
   1/1/2006 to 12/31/2006                                     $10.73         $11.49             538,793
   1/1/2007 to 12/31/2007                                     $11.49         $11.88             442,880

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.32             323,335
   1/1/2005 to 12/31/2005                                     $10.32         $10.31             839,169
   1/1/2006 to 12/31/2006                                     $10.31         $10.43           1,377,323
   1/1/2007 to 12/31/2007                                     $10.43         $11.01           1,587,154

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 9.96             240,337
   1/1/2005 to 12/31/2005                                     $ 9.96         $ 9.87           1,998,604
   1/1/2006 to 12/31/2006                                     $ 9.87         $ 9.99           1,612,557
   1/1/2007 to 12/31/2007                                     $ 9.99         $10.40           1,436,855

AST Money Market

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                         --         $ 9.79              61,321
   1/1/2005 to 12/31/2005                                     $ 9.79         $ 9.81             668,385
   1/1/2006 to 12/31/2006                                     $ 9.81         $10.00             326,626
   1/1/2007 to 12/31/2007                                     $10.00         $10.23             858,633

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.70              11,161
   1/1/2005 to 12/31/2005                                     $12.70         $16.29              14,188
   1/1/2006 to 12/31/2006                                     $16.29         $21.38              20,396
   1/1/2007 to 12/31/2007                                     $21.38         $29.91              35,589

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.61                  13
   1/1/2005 to 12/31/2005                                     $11.61         $11.93                  51
   1/1/2006 to 12/31/2006                                     $11.93         $13.79               3,491
   1/1/2007 to 12/31/2007                                     $13.79         $13.82               4,173

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.63                  13
   1/1/2005 to 12/31/2005                                     $11.63         $12.56               1,614
   1/1/2006 to 12/31/2006                                     $12.56         $14.22               3,920
   1/1/2007 to 12/31/2007                                     $14.22         $15.55               3,611

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.38               2,157
   1/1/2005 to 12/31/2005                                     $11.38         $12.00               5,106
   1/1/2006 to 12/31/2006                                     $12.00         $12.31               7,716
   1/1/2007 to 12/31/2007                                     $12.31         $13.42               7,867

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.08                 468
   1/1/2005 to 12/31/2005                                     $11.08         $11.44                 870
   1/1/2006 to 12/31/2006                                     $11.44         $12.99               1,491
   1/1/2007 to 12/31/2007                                     $12.99         $ 9.85                 776

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.36               2,878
   1/1/2005 to 12/31/2005                                     $12.36         $13.98               1,440
   1/1/2006 to 12/31/2006                                     $13.98         $16.79               3,788
   1/1/2007 to 12/31/2007                                     $16.79         $18.82               9,987

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.53              26,034
   1/1/2005 to 4/15/2005                                      $10.53         $ 9.35                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.92              30,383
   1/1/2005 to 12/31/2005                                     $10.92         $11.05              15,579

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.05         $11.43               4,049
   1/1/2007 to 12/31/2007                                     $11.43         $12.47               1,407

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.37              26,490
   1/1/2006 to 12/31/2006                                     $11.37         $12.31              10,938
   1/1/2007 to 12/31/2007                                     $12.31         $13.32               7,650

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.35               7,758
   1/1/2005 to 12/31/2005                                     $12.35         $13.02              84,137
   1/1/2006 to 12/31/2006                                     $13.02         $14.92             102,201
   1/1/2007 to 12/31/2007                                     $14.92         $16.66               1,566

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.10               6,082
   1/1/2005 to 12/31/2005                                     $10.10         $11.77              10,150
   1/1/2006 to 12/31/2006                                     $11.77         $15.99              13,894
   1/1/2007 to 12/31/2007                                     $15.99         $23.03              13,310

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $14.27               5,055
   1/1/2006 to 12/31/2006                                     $14.27         $15.42              10,468
   1/1/2007 to 12/31/2007                                     $15.42         $13.53               1,102

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.54                 582
   1/1/2005 to 12/31/2005                                     $11.54         $11.24                   0
   1/1/2006 to 12/31/2006                                     $11.24         $12.65               1,321
   1/1/2007 to 12/31/2007                                     $12.65         $ 8.97               5,670

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.40               1,246
   1/1/2005 to 12/31/2005                                     $12.40         $12.38               2,936
   1/1/2006 to 12/31/2006                                     $12.38         $13.94               4,563
   1/1/2007 to 12/31/2007                                     $13.94         $17.77               2,298

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.66                  14
   1/1/2005 to 12/31/2005                                     $10.66         $ 9.91                  58
   1/1/2006 to 12/31/2006                                     $ 9.91         $10.82               1,199
   1/1/2007 to 12/31/2007                                     $10.82         $ 9.68                  58

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.04                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.04         $12.12               2,176
   1/1/2007 to 12/31/2007                                     $12.12         $12.72               1,132

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.76               6,676
   1/1/2005 to 12/31/2005                                     $13.76         $17.61              19,445
   1/1/2006 to 12/31/2006                                     $17.61         $20.72              25,195
   1/1/2007 to 12/31/2007                                     $20.72         $26.76              19,856

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.39               1,100
   1/1/2006 to 12/31/2006                                     $11.39         $13.03              71,194
   1/1/2007 to 12/31/2007                                     $13.03         $10.27               1,743

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.98                 500
   1/1/2006 to 12/31/2006                                     $10.98         $11.27               3,882
   1/1/2007 to 12/31/2007                                     $11.27         $11.71               4,769

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.04                 807
   1/1/2005 to 12/31/2005                                     $12.04         $12.03                   0
   1/1/2006 to 12/31/2006                                     $12.03         $13.10                   0
   1/1/2007 to 12/31/2007                                     $13.10         $14.26                   0

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 8.82                 423
   1/1/2006 to 12/31/2006                                     $ 8.82         $ 9.65               1,329
   1/1/2007 to 12/31/2007                                     $ 9.65         $ 9.63               1,117

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $11.55              23,284
   1/1/2004 to 12/31/2004                                     $11.55         $10.14              11,671
   1/1/2005 to 12/31/2005                                     $10.14         $12.49              83,314
   1/1/2006 to 12/31/2006                                     $12.49         $13.08             158,151
   1/1/2007 to 12/31/2007                                     $13.08         $15.61             242,925

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.02               1,198
   1/1/2005 to 12/31/2005                                     $13.02         $13.55               5,880
   1/1/2006 to 12/31/2006                                     $13.55         $17.51              14,797
   1/1/2007 to 12/31/2007                                     $17.51         $13.72               8,814

ProFund VP - Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.50               2,691
   1/1/2005 to 12/31/2005                                     $12.50         $11.38               1,384
   1/1/2006 to 12/31/2006                                     $11.38         $14.89               3,030
   1/1/2007 to 12/31/2007                                     $14.89         $15.74               6,177

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.47                 573
   1/1/2005 to 12/31/2005                                     $12.47         $13.75               2,505
   1/1/2006 to 12/31/2006                                     $13.75         $15.98               5,228
   1/1/2007 to 12/31/2007                                     $15.98         $18.04               5,771

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.21              12,971
   1/1/2005 to 12/31/2005                                     $11.21         $11.23              87,712
   1/1/2006 to 12/31/2006                                     $11.23         $12.45              74,831
   1/1/2007 to 12/31/2007                                     $12.45         $12.57               2,144

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --         $ 9.29               7,293
   1/1/2004 to 12/31/2004                                     $ 9.29         $ 8.12               1,620
   1/1/2005 to 12/31/2005                                     $ 8.12         $ 7.81              69,365
   1/1/2006 to 12/31/2006                                     $ 7.81         $ 7.05              32,910
   1/1/2007 to 12/31/2007                                     $ 7.05         $ 6.91              16,479

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.88              14,308
   1/1/2005 to 12/31/2005                                     $10.88         $10.63              31,609
   1/1/2006 to 12/31/2006                                     $10.63         $10.93               5,364
   1/1/2007 to 12/31/2007                                     $10.93         $12.53               2,957

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 8.08              53,239
   1/1/2006 to 12/31/2006                                     $ 8.08         $ 7.77              34,026
   1/1/2007 to 12/31/2007                                     $ 7.77         $ 6.70              19,119

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.17               3,507
   1/1/2005 to 12/31/2005                                     $12.17         $12.91              18,885
   1/1/2006 to 12/31/2006                                     $12.91         $14.14              14,300
   1/1/2007 to 12/31/2007                                     $14.14         $13.92               8,096

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.09               9,859
   1/1/2005 to 12/31/2005                                     $11.09         $12.02              20,099
   1/1/2006 to 12/31/2006                                     $12.02         $12.19              59,507
   1/1/2007 to 12/31/2007                                     $12.19         $13.28               2,910

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $13.81              14,660
   1/1/2005 to 12/31/2005                                     $13.81         $15.88              30,049
   1/1/2006 to 12/31/2006                                     $15.88         $17.13              36,114
   1/1/2007 to 12/31/2007                                     $17.13         $17.70              14,601

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.49               6,158
   1/1/2005 to 12/31/2005                                     $12.49         $12.66               9,865
   1/1/2006 to 12/31/2006                                     $12.66         $14.50              12,677
   1/1/2007 to 12/31/2007                                     $14.50         $13.11               2,605

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $12.19              13,290
   1/1/2005 to 12/31/2005                                     $12.19         $12.78              54,202
   1/1/2006 to 12/31/2006                                     $12.78         $13.54              70,334
   1/1/2007 to 12/31/2007                                     $13.54         $13.73               4,513

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.44              12,519
   1/1/2006 to 12/31/2006                                     $11.44         $10.65               3,779
   1/1/2007 to 12/31/2007                                     $10.65         $11.43               5,142

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $ 8.28              14,108
   1/1/2005 to 12/31/2005                                     $ 8.28         $ 7.44              22,616
   1/1/2006 to 12/31/2006                                     $ 7.44         $ 7.99               7,674
   1/1/2007 to 12/31/2007                                     $ 7.99         $ 7.38               5,899

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.50                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.50         $11.22                   0
   1/1/2007 to 12/31/2007                                     $11.22         $11.51                   0

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.78               3,816
   1/1/2005 to 12/31/2005                                     $11.78         $12.66               3,153
   1/1/2006 to 12/31/2006                                     $12.66         $17.08              24,686
   1/1/2007 to 12/31/2007                                     $17.08         $18.88              37,483

First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $11.26              23,730
   1/1/2005 to 12/31/2005                                     $11.26         $11.77              82,099
   1/1/2006 to 12/31/2006                                     $11.77         $12.80              79,537
   1/1/2007 to 12/31/2007                                     $12.80         $13.66              64,265

First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.68               2,359
   1/1/2005 to 12/31/2005                                     $10.68         $10.85              10,961
   1/1/2006 to 12/31/2006                                     $10.85         $10.89               6,867
   1/1/2007 to 12/31/2007                                     $10.89         $11.06               3,468

First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.42                 105
   1/1/2005 to 12/31/2005                                     $10.42         $ 9.83                 487
   1/1/2006 to 12/31/2006                                     $ 9.83         $12.04               4,269
   1/1/2007 to 12/31/2007                                     $12.04         $11.82               1,036

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.70              53,405
   1/1/2006 to 12/31/2006                                     $ 9.70         $11.18              59,685
   1/1/2007 to 12/31/2007                                     $11.18         $11.02              39,900

First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.20              11,037

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.20         $10.85              80,503
   1/1/2007 to 12/31/2007                                     $10.85         $11.31               2,384

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.40              10,329
   1/1/2006 to 12/31/2006                                     $10.40         $12.04              93,188
   1/1/2007 to 12/31/2007                                     $12.04         $11.75               1,435

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   1/1/2006 to 12/31/2006                                         --             --                  --
   1/1/2007 to 12/31/2007                                         --             --                  --

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --         $10.52                 806
   1/1/2005 to 12/31/2005                                     $10.52         $11.94               6,051
   1/1/2006 to 12/31/2006                                     $11.94         $14.09               6,394
   1/1/2007 to 12/31/2007                                     $14.09         $16.43              14,466

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.99                   0
   1/1/2006 to 12/31/2006                                     $ 9.99         $11.27               3,391
   1/1/2007 to 12/31/2007                                     $11.27         $12.04               4,470

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00           1,368,847
   1/1/2006 to 12/31/2006                                     $10.00         $11.08          12,654,379
   1/1/2007 to 12/31/2007                                     $11.08         $11.86          24,127,022

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01             769,273
   1/1/2006 to 12/31/2006                                     $10.01         $10.91           7,709,270
   1/1/2007 to 12/31/2007                                     $10.91         $11.61          13,424,715

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02              70,575
   1/1/2006 to 12/31/2006                                     $10.02         $10.80           1,746,072
   1/1/2007 to 12/31/2007                                     $10.80         $11.49           4,458,693

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03              21,006

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP or with any one combo 5% or HDV and GMWB



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE       ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD     OF PERIOD      AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.03         $10.56             731,431
   1/1/2007 to 12/31/2007                                     $10.56         $11.19           2,193,376

AST Advanced Strategies Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   3/20/2006* to 12/31/2006                                   $10.00         $10.59           2,669,191
   1/1/2007 to 12/31/2007                                     $10.59         $11.30           6,685,846

AST First Trust Balanced Target Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   3/20/2006* to 12/31/2006                                   $10.00         $10.51           2,141,625
   1/1/2007 to 12/31/2007                                     $10.51         $11.12           5,799,312

AST First Trust Capital Appreciation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --             --                  --
   3/20/2006* to 12/31/2006                                   $10.00         $10.41           2,720,409
   1/1/2007 to 12/31/2007                                     $10.41         $11.31           8,769,507

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.49              45,697

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.03              31,102

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.18               7,338

AST Horizon Moderate Asset Allocation Portfolio

   *Denotes the start date of these sub-accounts

   11/19/2007* to 12/31/2007                                  $10.00         $10.16               7,395

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99              16,587

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.97              83,937



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.56             199,618
   1/1/2006 to 12/31/2006                                     $10.56         $12.61             146,199
   1/1/2007 to 12/31/2007                                     $12.61         $13.41             130,200

AST International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.18           3,223,932
   1/1/2006 to 12/31/2006                                     $11.18         $13.16           2,271,879
   1/1/2007 to 12/31/2007                                     $13.16         $15.23           1,888,969

AST International Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.61              73,916
   1/1/2006 to 12/31/2006                                     $10.61         $13.15             157,796
   1/1/2007 to 12/31/2007                                     $13.15         $15.06             256,629

AST MFS Global Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.38               5,972
   1/1/2006 to 12/31/2006                                     $10.38         $12.55               2,983
   1/1/2007 to 12/31/2007                                     $12.55         $13.35               2,847

AST Small Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.34              35,838
   1/1/2006 to 12/31/2006                                     $10.34         $11.32              85,450
   1/1/2007 to 12/31/2007                                     $11.32         $11.79             134,033

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.22                 684
   1/1/2006 to 12/31/2006                                     $10.22         $10.71                 698
   1/1/2007 to 12/31/2007                                     $10.71         $12.36                 604

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.86           1,308,596
   1/1/2006 to 12/31/2006                                     $10.86         $11.92           1,004,868
   1/1/2007 to 12/31/2007                                     $11.92         $12.89             886,922

AST Goldman Sachs Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.46                 146
   1/1/2006 to 12/31/2006                                     $10.46         $11.93                 203
   1/1/2007 to 12/31/2007                                     $11.93         $11.00                 300

AST Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.55           1,620,165
   1/1/2006 to 12/31/2006                                     $10.55         $12.32           1,224,900
   1/1/2007 to 12/31/2007                                     $12.32         $11.30           1,300,514

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
AST DeAM Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.93               5,438
   1/1/2006 to 12/31/2006                                     $ 9.93         $11.58               1,623
   1/1/2007 to 12/31/2007                                     $11.58         $ 9.26               2,034

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.48             817,665
   1/1/2006 to 12/31/2006                                     $10.48         $10.83             609,710
   1/1/2007 to 12/31/2007                                     $10.83         $12.57             476,675

AST Neuberger Berman Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.23               1,405
   1/1/2006 to 12/31/2006                                     $11.23         $12.46               1,129
   1/1/2007 to 12/31/2007                                     $12.46         $14.80              10,034

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.78           1,285,713
   1/1/2006 to 12/31/2006                                     $10.78         $11.62             950,935
   1/1/2007 to 12/31/2007                                     $11.62         $11.65             844,128

AST Alger All-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/2/2005                                          --         $11.61                  --

AST Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.26                   0
   1/1/2006 to 12/31/2006                                     $10.26         $11.40                   0
   1/1/2007 to 12/31/2007                                     $11.40         $11.39              11,487

AST T. Rowe Price Natural Resources

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.63                   0
   1/1/2006 to 12/31/2006                                     $11.63         $13.11                   0
   1/1/2007 to 12/31/2007                                     $13.11         $17.91                   0

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $12.01                   0
   1/1/2006 to 12/31/2006                                     $12.01         $12.34             390,337
   1/1/2007 to 12/31/2007                                     $12.34         $12.99             677,351

AST MFS Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.66             517,290
   1/1/2006 to 12/31/2006                                     $10.66         $11.37             321,176
   1/1/2007 to 12/31/2007                                     $11.37         $12.73             269,807

AST Marsico Capital Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.80           6,051,062
   1/1/2006 to 12/31/2006                                     $10.80         $11.27           4,932,382
   1/1/2007 to 12/31/2007                                     $11.27         $12.60           4,332,425

AST Goldman Sachs Concentrated Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.66                   0
   1/1/2006 to 12/31/2006                                     $10.66         $11.40                   0
   1/1/2007 to 12/31/2007                                     $11.40         $12.64                   0

AST DeAm Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.62              28,998
   1/1/2006 to 12/31/2006                                     $10.62         $12.57               7,753
   1/1/2007 to 12/31/2007                                     $12.57         $12.37               8,258

AST AllianceBernstein Growth + Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/2/2005                                          --         $11.23                   0

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.22             215,251
   1/1/2006 to 12/31/2006                                     $10.22         $12.06             465,909
   1/1/2007 to 12/31/2007                                     $12.06         $11.31             698,695

AST Cohen & Steers Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.91               1,262
   1/1/2006 to 12/31/2006                                     $11.91         $15.83                   0
   1/1/2007 to 12/31/2007                                     $15.83         $12.33                 824

AST Alliance Bernstein Managed Index 500

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.31               1,928
   1/1/2006 to 12/31/2006                                     $10.31         $11.29               1,479
   1/1/2007 to 12/31/2007                                     $11.29         $11.20               1,511

AST American Century Income & Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.24               1,392
   1/1/2006 to 12/31/2006                                     $10.24         $11.64               1,255
   1/1/2007 to 12/31/2007                                     $11.64         $11.30               1,285

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.17           6,507,116
   1/1/2006 to 12/31/2006                                     $10.17         $11.60           4,545,057
   1/1/2007 to 12/31/2007                                     $11.60         $11.86           4,043,618

AST Large Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.46             208,695
   1/1/2006 to 12/31/2006                                     $10.46         $12.05             464,610
   1/1/2007 to 12/31/2007                                     $12.05         $11.37             767,352

AST UBS Dynamic Alpha
   formerly, AST Global Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.53                   0
   1/1/2006 to 12/31/2006                                     $10.53         $11.38                   0
   1/1/2007 to 12/31/2007                                     $11.38         $11.28           1,604,442

AST American Century Strategic Allocation formerly, AST American Century Strategic Balanced

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.22                   0
   1/1/2006 to 12/31/2006                                     $10.22         $10.90                   0
   1/1/2007 to 12/31/2007                                     $10.90         $11.55             394,516

AST T. Rowe Price Asset Allocation

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.26                   0
   1/1/2006 to 12/31/2006                                     $10.26         $11.23             132,697
   1/1/2007 to 12/31/2007                                     $11.23         $11.61           3,353,734

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.36           1,654,787
   1/1/2006 to 12/31/2006                                     $ 9.36         $ 9.68           1,204,466
   1/1/2007 to 12/31/2007                                     $ 9.68         $10.32           1,018,776

AST High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.77               2,373
   1/1/2006 to 12/31/2006                                     $ 9.77         $10.48               2,667
   1/1/2007 to 12/31/2007                                     $10.48         $10.45               2,124

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.86           1,664,014
   1/1/2006 to 12/31/2006                                     $ 9.86         $10.53           1,315,435
   1/1/2007 to 12/31/2007                                     $10.53         $10.86           1,141,313

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.06           1,060,545
   1/1/2006 to 12/31/2006                                     $10.06         $10.15           1,656,324
   1/1/2007 to 12/31/2007                                     $10.15         $10.69           2,012,250

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.96           4,098,127
   1/1/2006 to 12/31/2006                                     $ 9.96         $10.06           3,462,277
   1/1/2007 to 12/31/2007                                     $10.06         $10.45           3,119,485

AST Money Market

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01             125,063
   1/1/2006 to 12/31/2006                                     $10.01         $10.18             103,753
   1/1/2007 to 12/31/2007                                     $10.18         $10.38              96,280

Gartmore NVIT Developing Markets Fund
   formerly, Gartmore GVIT Developing Markets Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.95               4,157
   1/1/2006 to 12/31/2006                                     $11.95         $15.64                 465
   1/1/2007 to 12/31/2007                                     $15.64         $21.83                 453

WFVT Advantage Equity Income

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.11                   0
   1/1/2006 to 12/31/2006                                     $10.11         $11.65                   0
   1/1/2007 to 12/31/2007                                     $11.65         $11.65                   0

AIM V.I. - Dynamics

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.82               2,363
   1/1/2006 to 12/31/2006                                     $10.82         $12.22                 651
   1/1/2007 to 12/31/2007                                     $12.22         $13.33                 598

AIM V.I. - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.62                   0
   1/1/2006 to 12/31/2006                                     $10.62         $11.42                   0
   1/1/2007 to 12/31/2007                                     $11.42         $11.95                   0

AIM V.I. - Health Sciences

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.07                   0
   1/1/2006 to 12/31/2006                                     $11.07         $11.33                   0
   1/1/2007 to 12/31/2007                                     $11.33         $12.32                   0

AIM V.I. - Financial Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.65                   0
   1/1/2006 to 12/31/2006                                     $10.65         $12.06                   0
   1/1/2007 to 12/31/2007                                     $12.06         $ 9.12                   0

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.90               7,851
   1/1/2006 to 12/31/2006                                     $10.90         $13.06               2,565
   1/1/2007 to 12/31/2007                                     $13.06         $14.60               2,324

Evergreen VA - Special Equity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 4/15/2005                                          --         $ 9.26                   0

Evergreen VA - Omega

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.52                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.52         $10.84                   0
   1/1/2007 to 12/31/2007                                     $10.84         $11.81                   0

Evergreen VA Growth Fund

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.35                   0
   1/1/2006 to 12/31/2006                                     $11.35         $12.25                   0
   1/1/2007 to 12/31/2007                                     $12.25         $13.23                   0

ProFund VP - Europe 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.44                   0
   1/1/2006 to 12/31/2006                                     $10.44         $11.93                   0
   1/1/2007 to 12/31/2007                                     $11.93         $13.29                   0

ProFund VP - Asia 30

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.12                   0
   1/1/2006 to 12/31/2006                                     $11.12         $15.06                   0
   1/1/2007 to 12/31/2007                                     $15.06         $21.64                   0

ProFund VP - Japan

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $13.41                   0
   1/1/2006 to 12/31/2006                                     $13.41         $14.45                   0
   1/1/2007 to 12/31/2007                                     $14.45         $12.65                   0

ProFund VP - Banks

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.12                   0
   1/1/2006 to 12/31/2006                                     $10.12         $11.36                   0
   1/1/2007 to 12/31/2007                                     $11.36         $ 8.03                   0

ProFund VP - Basic Materials

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.50                   0
   1/1/2006 to 12/31/2006                                     $ 9.50         $10.67                   0
   1/1/2007 to 12/31/2007                                     $10.67         $13.56                   0

ProFund VP - Biotechnology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $13.51                   0
   1/1/2006 to 12/31/2006                                     $13.51         $12.60                   0
   1/1/2007 to 12/31/2007                                     $12.60         $12.11                   0

ProFund VP - Consumer Services

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.68                   0
   1/1/2006 to 12/31/2006                                     $ 9.68         $10.55                   0
   1/1/2007 to 12/31/2007                                     $10.55         $ 9.41                   0

ProFund VP - Consumer Goods

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.75                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                      $9.75         $10.68                   0
   1/1/2007 to 12/31/2007                                     $10.68         $11.17                   0

ProFund VP - Oil & Gas

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.95                   0
   1/1/2006 to 12/31/2006                                     $10.95         $12.84                   0
   1/1/2007 to 12/31/2007                                     $12.84         $16.54                   0

ProFund VP - Financial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.55                   0
   1/1/2006 to 12/31/2006                                     $10.55         $12.04                   0
   1/1/2007 to 12/31/2007                                     $12.04          $9.47                   0

ProFund VP - Healthcare

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.48                   0
   1/1/2006 to 12/31/2006                                     $10.48         $10.73                   0
   1/1/2007 to 12/31/2007                                     $10.73         $11.12                   0

ProFund VP - Industrial

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.08                   0
   1/1/2006 to 12/31/2006                                     $10.08         $10.95                   0
   1/1/2007 to 12/31/2007                                     $10.95         $11.90                   0

ProFund VP - Internet

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $12.74                   0
   1/1/2006 to 12/31/2006                                     $12.74         $12.56                   0
   1/1/2007 to 12/31/2007                                     $12.56         $13.46                   0

ProFund VP - Pharmaceuticals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.46                   0
   1/1/2006 to 12/31/2006                                     $ 9.46         $10.32                   0
   1/1/2007 to 12/31/2007                                     $10.32         $10.27                   0

ProFund VP - Precious Metals

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $12.02                   0
   1/1/2006 to 12/31/2006                                     $12.02         $12.55                   0
   1/1/2007 to 12/31/2007                                     $12.55         $14.95                   0

ProFund VP - Real Estate

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.20                   0
   1/1/2006 to 12/31/2006                                     $11.20         $14.43                   0
   1/1/2007 to 12/31/2007                                     $14.43         $11.28                   0

ProFund VP -Semiconductor

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.67                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.67         $ 9.64                   0
   1/1/2007 to 12/31/2007                                     $ 9.64         $10.04                   0

ProFund VP - Technology

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.56                   0
   1/1/2006 to 12/31/2006                                     $10.56         $11.10                   0
   1/1/2007 to 12/31/2007                                     $11.10         $12.35                   0

ProFund VP - Telecommunications

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.76                   0
   1/1/2006 to 12/31/2006                                     $ 9.76         $12.74                   0
   1/1/2007 to 12/31/2007                                     $12.74         $13.43                   0

ProFund VP - Utilities

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.62                   0
   1/1/2006 to 12/31/2006                                     $10.62         $12.32                   0
   1/1/2007 to 12/31/2007                                     $12.32         $13.87                   0

ProFund VP - Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.14                   0
   1/1/2006 to 12/31/2006                                     $10.14         $11.21                   0
   1/1/2007 to 12/31/2007                                     $11.21         $11.29                   0

ProFund VP - Bear

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.56                   0
   1/1/2006 to 12/31/2006                                     $ 9.56         $ 8.60                   0
   1/1/2007 to 12/31/2007                                     $ 8.60         $ 8.41                   0

ProFund VP - Ultra Bull

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.27                   0
   1/1/2006 to 12/31/2006                                     $10.27         $12.29                   0
   1/1/2007 to 12/31/2007                                     $12.29         $12.05                   0

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.57                   0
   1/1/2006 to 12/31/2006                                     $10.57         $10.85                   0
   1/1/2007 to 12/31/2007                                     $10.85         $12.40                   0

ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.16                   0
   1/1/2006 to 12/31/2006                                     $ 9.16         $ 8.79                   0
   1/1/2007 to 12/31/2007                                     $ 8.79         $ 7.56                   0

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.06                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $11.06         $11.28                   0
   1/1/2007 to 12/31/2007                                     $11.28         $14.10                   0

ProFund VP - Mid-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.62                   0
   1/1/2006 to 12/31/2006                                     $10.62         $11.60                   0
   1/1/2007 to 12/31/2007                                     $11.60         $11.39                   0

ProFund VP - Mid-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.78                   0
   1/1/2006 to 12/31/2006                                     $10.78         $10.90                   0
   1/1/2007 to 12/31/2007                                     $10.90         $11.84                   0

ProFund VP - UltraMid-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.41                   0
   1/1/2006 to 12/31/2006                                     $11.41         $12.27                   0
   1/1/2007 to 12/31/2007                                     $12.27         $12.65                   0

ProFund VP - Small-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.32                 499
   1/1/2006 to 12/31/2006                                     $10.32         $11.78                 470
   1/1/2007 to 12/31/2007                                     $11.78         $10.63                 545

ProFund VP - Small-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.50               2,613
   1/1/2006 to 12/31/2006                                     $10.50         $11.10                 901
   1/1/2007 to 12/31/2007                                     $11.10         $11.23                 899

ProFund VP - UltraSmall-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.68                   0
   1/1/2006 to 12/31/2006                                     $10.68         $13.09                   0
   1/1/2007 to 12/31/2007                                     $13.09         $11.05                   0

ProFund VP - U.S. Government Plus

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.57                   0
   1/1/2006 to 12/31/2006                                     $10.57         $ 9.81                   0
   1/1/2007 to 12/31/2007                                     $ 9.81         $10.50                   0

ProFund VP - Rising Rates Opportunity

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.10                   0
   1/1/2006 to 12/31/2006                                     $ 9.10         $ 9.75                   0
   1/1/2007 to 12/31/2007                                     $ 9.75         $ 8.99                   0

Access VP High Yield

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.48                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.48         $11.17                   0
   1/1/2007 to 12/31/2007                                     $11.17         $11.43                   0

First Trust Target Focus Four Portfolio
   formerly, First Trust(R) 10 Uncommon Values

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.76                   0
   1/1/2006 to 12/31/2006                                     $ 9.76         $ 9.87                   0
   1/1/2007 to 12/31/2007                                     $ 9.87         $10.15                   0

 First Trust Global Dividend Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.85                   0
   1/1/2006 to 12/31/2006                                     $10.85         $14.61                   0
   1/1/2007 to 12/31/2007                                     $14.61         $16.10                   0

 First Trust Managed VIP

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.45                   0
   1/1/2006 to 12/31/2006                                     $10.45         $11.34                   0
   1/1/2007 to 12/31/2007                                     $11.34         $12.07                   0

 First Trust NASDAQ Target 15

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.77                   0
   1/1/2006 to 12/31/2006                                     $10.77         $11.41                   0
   1/1/2007 to 12/31/2007                                     $11.41         $13.50                   0

 First Trust S&P Target 24

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.50                   0
   1/1/2006 to 12/31/2006                                     $10.50         $10.51                   0
   1/1/2007 to 12/31/2007                                     $10.51         $10.65                   0

 First Trust The Dow Target 10

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.55                   0
   1/1/2006 to 12/31/2006                                     $ 9.55         $11.66                   0
   1/1/2007 to 12/31/2007                                     $11.66         $11.42                   0

First Trust Dow Target Dividend

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.69                   0
   1/1/2006 to 12/31/2006                                     $ 9.69         $11.13                   0
   1/1/2007 to 12/31/2007                                     $11.13         $10.94                   0

 First Trust Value Line Target 25

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.13                   0
   1/1/2006 to 12/31/2006                                     $11.13         $11.14                   0
   1/1/2007 to 12/31/2007                                     $11.14         $12.80                   0

Profund VP Large-Cap Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01                   0

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.01         $10.61                   0
   1/1/2007 to 12/31/2007                                     $10.61         $11.04                   0

Profund VP Large-Cap Value

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.22                   0
   1/1/2006 to 12/31/2006                                     $10.22         $11.80                   0
   1/1/2007 to 12/31/2007                                     $11.80         $11.49                   0

Profund VP Short Mid Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 8.96                   0
   1/1/2006 to 12/31/2006                                     $ 8.96         $ 8.39                   0
   1/1/2007 to 12/31/2007                                     $ 8.39         $ 7.93                   0

Profund VP Short Small-Cap

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.19                   0
   1/1/2006 to 12/31/2006                                     $ 9.19         $ 7.88                   0
   1/1/2007 to 12/31/2007                                     $ 7.88         $ 8.01                   0

SP International Growth

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $11.20               2,986
   1/1/2006 to 12/31/2006                                     $11.20         $13.19               2,963
   1/1/2007 to 12/31/2007                                     $13.19         $15.33               2,245

AST Aggressive Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $ 9.99                   0
   1/1/2006 to 12/31/2006                                     $ 9.99         $11.24                   0
   1/1/2007 to 12/31/2007                                     $11.24         $11.97                   0

AST Capital Growth Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.00           1,248,277
   1/1/2006 to 12/31/2006                                     $10.00         $11.05          18,199,900
   1/1/2007 to 12/31/2007                                     $11.05         $11.79          34,242,570

AST Balanced Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.01             749,654
   1/1/2006 to 12/31/2006                                     $10.01         $10.88          11,657,870
   1/1/2007 to 12/31/2007                                     $10.88         $11.55          20,110,042

AST Conservative Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.02             104,850
   1/1/2006 to 12/31/2006                                     $10.02         $10.77           2,978,305
   1/1/2007 to 12/31/2007                                     $10.77         $11.43           5,772,908

AST Preservation Asset Allocation Portfolio

   1/1/2002 to 12/31/2002                                                        --                  --
   1/1/2003 to 12/31/2003                                         --             --                  --
   1/1/2004 to 12/31/2004                                         --             --                  --
   1/1/2005 to 12/31/2005                                         --         $10.03              18,697

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                                        ACCUMULATION   ACCUMULATION       NUMBER OF
                                                         UNIT VALUE     UNIT VALUE      ACCUMULATION
                                                        AT BEGINNING      AT END      UNITS OUTSTANDING
                                                          OF PERIOD      OF PERIOD     AT END OF PERIOD
                                                        ------------   ------------   -----------------
   1/1/2006 to 12/31/2006                                     $10.03         $10.53           1,359,706
   1/1/2007 to 12/31/2007                                     $10.53         $11.13           3,034,236

AST Advanced Strategies Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.57           3,971,389
   1/1/2007 to 12/31/2007                                     $10.57         $11.25           7,713,337

AST First Trust Balanced Target Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.49           3,679,426
   1/1/2007 to 12/31/2007                                     $10.49         $11.07           7,784,050

AST First Trust Capital Appreciation Portfolio

   3/20/2006* to 12/31/2006                                   $10.00         $10.39           4,639,467
   1/1/2007 to 12/31/2007                                     $10.39         $11.26          11,205,684

AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.49              53,627

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.03              24,908

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.17              36,388

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.16              18,359

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99              28,266

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.97             159,292



*Denotes the start date of these sub-accounts

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
AST International Growth

   3/19/2007* to 12/31/2007                                   $22.26         $26.40              715,857

AST Aggressive Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                   $11.38         $12.42               62,773

AST Alliance Bernstein Core Value

   3/19/2007* to 12/31/2007                                   $15.28         $14.85              396,679

AST Alliance Bernstein Growth & Income

   3/19/2007* to 12/31/2007                                   $28.49         $29.91              507,472

AST Alliance Bernstein Managed Index 500

   3/19/2007* to 12/31/2007                                   $14.84         $15.22              396,251

AST American Century Income & Growth

   3/19/2007* to 12/31/2007                                   $17.44         $17.54              228,111

AST American Century Strategic Allocation
   formerly, AST American Century Strategic Balanced
   3/19/2007* to 12/31/2007                                   $17.56         $18.95               57,993

AST Balanced Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                   $11.08         $11.99              411,706

AST Capital Growth Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                   $11.22         $12.24              420,583

AST Cohen & Steers Real Estate

   3/19/2007* to 12/31/2007                                   $31.90         $24.67              155,081

AST Conservative Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                   $11.00         $11.86              133,094

AST DeAm Large-Cap Value

   3/19/2007* to 12/31/2007                                   $14.65         $14.77              205,376

AST Neuberger Berman Small-Cap Growth
   formerly, AST DeAM Small-Cap Growth
   3/19/2007* to 12/31/2007                                   $10.58         $12.29              291,364

AST DeAm Small-Cap Value

   3/19/2007* to 12/31/2007                                   $15.51         $12.80               75,539

AST Federated Aggressive Growth

   3/19/2007* to 12/31/2007                                   $12.62         $13.64              189,572

AST UBS Dynamic Alpha
   formerly, AST Global Allocation
   3/19/2007* to 12/31/2007                                   $20.72         $20.91               89,434

AST Goldman Sachs Concentrated Growth

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
   3/19/2007* to 12/31/2007                                   $23.34         $26.68              406,767

AST High Yield

   3/19/2007* to 12/31/2007                                   $18.35         $18.28              274,834

AST Goldman Sachs Mid-Cap Growth

   3/19/2007* to 12/31/2007                                   $ 4.77         $ 5.43              362,040

AST JP Morgan International Equity Portfolio

   3/19/2007* to 12/31/2007                                   $24.10         $26.09              233,797

AST Large Cap Value

   3/19/2007* to 12/31/2007                                   $26.11         $25.41              451,318

AST Lord Abbett Bond-Debenture

   3/19/2007* to 12/31/2007                                   $14.26         $14.68              220,080

AST Marsico Capital Growth

   3/19/2007* to 12/31/2007                                   $19.69         $22.29              971,315

AST MFS Global Equity

   3/19/2007* to 12/31/2007                                   $15.16         $16.41              233,832

AST MFS Growth

   3/19/2007* to 12/31/2007                                   $ 8.71         $ 9.99              385,830

AST Mid-Cap Value

   3/19/2007* to 12/31/2007                                   $14.11         $14.12              123,018

AST Neuberger Berman Mid-Cap Growth

   3/19/2007* to 12/31/2007                                   $25.39         $29.67              403,400

AST Neuberger Berman Mid-Cap Value

   3/19/2007* to 12/31/2007                                   $35.44         $35.87              379,524

AST PIMCO Limited Maturity Bond

   3/19/2007* to 12/31/2007                                   $15.85         $16.61              476,073

AST Preservation Asset Allocation Portfolio

   3/19/2007* to 12/31/2007                                   $10.79         $11.55               89,895

AST Small-Cap Value

   3/19/2007* to 12/31/2007                                   $25.10         $23.42              357,717

AST T. Rowe Price Asset Allocation

   3/19/2007* to 12/31/2007                                   $24.42         $25.66              177,727

AST T. Rowe Price Global Bond

   3/19/2007* to 12/31/2007                                   $15.17         $16.31              195,478

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
AST T. Rowe Price Natural Resources

   3/19/2007* to 12/31/2007                                   $49.29         $67.50               91,058

AST Advanced Strategies Portfolio

   3/19/2007* to 12/31/2007                                   $10.80         $11.62              226,629

AST First Trust Capital Appreciation Portfolio

   3/19/2007* to 12/31/2007                                   $10.49         $11.62              104,706

AST First Trust Balanced Target Portfolio

   3/19/2007* to 12/31/2007                                   $10.69         $11.43              343,893

AST International Value

   3/19/2007* to 12/31/2007                                   $20.79         $23.92              246,638

AST PIMCO Total Return Bond

   3/19/2007* to 12/31/2007                                   $19.37         $20.48              932,528

AST Small Cap Growth

   3/19/2007* to 12/31/2007                                   $17.47         $18.11              238,483

AST Money Market

   3/19/2007* to 12/31/2007                                   $13.73         $14.14            2,274,112

AST T. Rowe Price Large-Cap Growth

   3/19/2007* to 12/31/2007                                   $15.60         $16.92              156,491

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $ 9.99                5,043

ProFund VP - Asia 30

   3/19/2007* to 12/31/2007                                   $19.45         $29.86               58,237

ProFund VP - Banks

   3/19/2007* to 12/31/2007                                   $13.14         $ 9.91               62,100

ProFund VP - Basic Materials

   3/19/2007* to 12/31/2007                                   $15.00         $18.12               40,124

ProFund VP - Bear

   3/19/2007* to 12/31/2007                                   $ 8.39         $ 8.18               28,504

ProFund VP - Biotechnology

   3/19/2007* to 12/31/2007                                   $ 8.30         $ 8.57               36,098

ProFund VP - Bull

   3/19/2007* to 12/31/2007                                   $12.10         $12.58              357,217

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
ProFund VP - Consumer Services

   3/19/2007* to 12/31/2007                                   $10.18         $ 9.25                  664

ProFund VP - Consumer Goods

   3/19/2007* to 12/31/2007                                   $11.56         $12.35               28,036

ProFund VP - Oil & Gas

   3/19/2007* to 12/31/2007                                   $17.85         $23.90               69,547

ProFund VP - Europe 30

   3/19/2007* to 12/31/2007                                   $11.06         $12.82               58,476

ProFund VP - Financial

   3/19/2007* to 12/31/2007                                   $12.53         $10.41                8,563

ProFund VP - Healthcare

   3/19/2007* to 12/31/2007                                   $ 9.22         $ 9.77               51,110

ProFund VP - Industrial

   3/19/2007* to 12/31/2007                                   $12.90         $14.07                4,384

ProFund VP - Internet

   3/19/2007* to 12/31/2007                                   $19.64         $21.19                2,722

ProFund VP - Japan

   3/19/2007* to 12/31/2007                                   $14.90         $13.33                9,188

ProFund VP - Mid-Cap Growth

   3/19/2007* to 12/31/2007                                   $12.58         $13.50               66,295

ProFund VP - Mid-Cap Value

   3/19/2007* to 12/31/2007                                   $14.70         $14.22              111,312

ProFund VP NASDAQ-100
   formerly, ProFund VP - OTC

   3/19/2007* to 12/31/2007                                   $ 5.66         $ 6.62              365,042

ProFund VP - Pharmaceuticals

   3/19/2007* to 12/31/2007                                   $ 8.40         $ 8.65                   30

ProFund VP - Precious Metals

   3/19/2007* to 12/31/2007                                   $14.89         $19.31               46,746

ProFund VP - Real Estate

   3/19/2007* to 12/31/2007                                   $25.09         $19.59                9,995

ProFund VP - Rising Rates Opportunity

   3/19/2007* to 12/31/2007                                   $ 6.62         $ 6.29               50,450

ProFund VP -Semiconductor

   3/19/2007* to 12/31/2007                                   $ 7.08         $ 7.63                3,867

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
ProFund VP Short NASDAQ-100
   formerly, ProFund VP - Short OTC

   3/19/2007* to 12/31/2007                                   $ 5.95         $ 5.15               27,418

ProFund VP Short Small-Cap

   3/19/2007* to 12/31/2007                                   $ 8.07         $ 8.29               36,729

ProFund VP - Small-Cap Growth

   3/19/2007* to 12/31/2007                                   $14.15         $14.38               17,597

ProFund VP - Small-Cap Value

   3/19/2007* to 12/31/2007                                   $13.49         $12.41               17,038

ProFund VP - Technology

   3/19/2007* to 12/31/2007                                   $ 5.22         $ 6.03               33,213

ProFund VP - Telecommunications

   3/19/2007* to 12/31/2007                                   $ 6.47         $ 6.71               45,957

ProFund VP - U.S. Government Plus

   3/19/2007* to 12/31/2007                                   $12.49         $13.34               60,317

ProFund VP - Ultra Bull

   3/19/2007* to 12/31/2007                                   $ 9.97         $10.29               82,193

ProFund VP - UltraMid-Cap

   3/19/2007* to 12/31/2007                                   $16.49         $16.37              114,388

ProFund VP UltraNASDAQ-100
   formerly, ProFund VP - UltraOTC

   3/19/2007* to 12/31/2007                                   $ 1.31         $ 1.69              973,932

ProFund VP - UltraSmall-Cap

   3/19/2007* to 12/31/2007                                   $14.87         $13.01               28,440

ProFund VP - Utilities

   3/19/2007* to 12/31/2007                                   $12.26         $13.39              131,376

Profund VP Large-Cap Growth

   3/19/2007* to 12/31/2007                                   $10.99         $11.86               48,255

Profund VP Large-Cap Value

   3/19/2007* to 12/31/2007                                   $12.33         $12.33               99,574

Profund VP Short Mid-Cap

   3/19/2007* to 12/31/2007                                   $ 8.08         $ 7.98                   16

Access VP High Yield

   3/19/2007* to 12/31/2007                                   $11.70         $11.98               18,903

                                    ASXT SIX
                 Prudential Annuities Life Assurance Corporation
                       Statement of Additional Information

     ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement Service Charge



                                                        ACCUMULATION   ACCUMULATION        NUMBER OF
                                                         UNIT VALUE     UNIT VALUE    ACCUMULATION UNITS
                                                        AT BEGINNING      AT END        OUTSTANDING AT
                                                          OF PERIOD     OF PERIOD        END OF PERIOD
                                                        ------------   ------------   ------------------
AST CLS Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $11.52                    0

AST CLS Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.05                3,529

AST Horizon Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.20                    0

AST Horizon Moderate Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.18                    0

AST Niemann Capital Growth Asset Allocation Portfolio

   11/19/2007* to 12/31/2007                                  $10.00         $10.01                    0



*Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

        ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                 $ 9.95           90,759
   1/1/2003 to 12/31/2003...................    $ 9.95       $12.75          936,678
   1/1/2004 to 12/31/2004...................    $12.75       $14.65        2,064,681
   1/1/2005 to 12/31/2005...................    $14.65       $15.96        3,524,141
   1/1/2006 to 12/31/2006...................    $15.96       $19.22        4,137,771
   1/1/2007 to 12/31/2007...................    $19.22       $20.63        4,026,621

AST International Growth

   1/1/2002 to 12/31/2002...................                 $ 9.72           78,368
   1/1/2003 to 12/31/2003...................    $ 9.72       $13.35        6,498,151
   1/1/2004 to 12/31/2004...................    $13.35       $15.21       15,481,627
   1/1/2005 to 12/31/2005...................    $15.21       $17.40       18,939,826
   1/1/2006 to 12/31/2006...................    $17.40       $20.65       13,631,389
   1/1/2007 to 12/31/2007...................    $20.65       $24.11       11,406,256

AST International Value

   1/1/2002 to 12/31/2002...................                 $ 9.79           22,770
   1/1/2003 to 12/31/2003...................    $ 9.79       $12.86          368,945
   1/1/2004 to 12/31/2004...................    $12.86       $15.27          810,108
   1/1/2005 to 12/31/2005...................    $15.27       $17.04        1,137,254
   1/1/2006 to 12/31/2006...................    $17.04       $21.30        1,933,040
   1/1/2007 to 12/31/2007...................    $21.30       $24.61        2,704,506

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                 $ 9.48           47,261
   1/1/2003 to 12/31/2003...................    $ 9.48       $13.50        1,059,046
   1/1/2004 to 12/31/2004...................    $13.50       $12.33        1,200,247
   1/1/2005 to 12/31/2005...................    $12.33       $12.27        1,188,973
   1/1/2006 to 12/31/2006...................    $12.27       $13.56        1,254,815
   1/1/2007 to 12/31/2007...................    $13.56       $14.25        1,144,565

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                 $ 9.71           12,122
   1/1/2003 to 12/31/2003...................    $ 9.71       $14.06          480,221
   1/1/2004 to 12/31/2004...................    $14.06       $15.10          779,045
   1/1/2005 to 12/31/2005...................    $15.10       $14.87          775,839
   1/1/2006 to 12/31/2006...................    $14.87       $15.72          737,915
   1/1/2007 to 12/31/2007...................    $15.72       $18.30          790,161

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                 $ 9.86           63,097
   1/1/2003 to 12/31/2003...................    $ 9.86       $16.40        2,615,505
   1/1/2004 to 12/31/2004...................    $16.40       $19.79        5,192,694
   1/1/2005 to 12/31/2005...................    $19.79       $21.25        6,965,261
   1/1/2006 to 12/31/2006...................    $21.25       $23.54        5,683,317
   1/1/2007 to 12/31/2007...................    $23.54       $25.68        5,023,880

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                 $10.08          209,790
   1/1/2003 to 12/31/2003...................    $10.08       $13.43        5,824,200
   1/1/2004 to 12/31/2004...................    $13.43       $15.34       10,169,483
   1/1/2005 to 12/31/2005...................    $15.34       $16.05       12,956,155
   1/1/2006 to 12/31/2006...................    $16.05       $18.90       10,309,013
   1/1/2007 to 12/31/2007...................    $18.90       $17.50        9,534,730

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                 $ 9.87           66,279
   1/1/2003 to 12/31/2003...................    $ 9.87       $12.75        2,379,820
   1/1/2004 to 12/31/2004...................    $12.75       $14.55        5,139,643
   1/1/2005 to 12/31/2005...................    $14.55       $14.95        6,665,807
   1/1/2006 to 12/31/2006...................    $14.95       $15.59        5,183,278
   1/1/2007 to 12/31/2007...................    $15.59       $18.25        4,551,679

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                 $ 9.98          163,415
   1/1/2003 to 12/31/2003...................    $ 9.98       $13.34        4,786,623
   1/1/2004 to 12/31/2004...................    $13.34       $16.08        9,335,291
   1/1/2005 to 12/31/2005...................    $16.08       $17.68       11,873,660
   1/1/2006 to 12/31/2006...................    $17.68       $19.21        9,671,239
   1/1/2007 to 12/31/2007...................    $19.21       $19.44        8,401,820

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002...................                 $ 9.34           31,105
   1/1/2003 to 12/31/2003...................    $ 9.34       $11.34          717,430
   1/1/2004 to 12/31/2004...................    $11.34       $11.76        1,189,655
   1/1/2005 to 12/31/2005...................    $11.76       $13.43        1,822,385
   1/1/2006 to 12/31/2006...................    $13.43       $13.92        2,970,253
   1/1/2007 to 12/31/2007...................    $13.92       $14.78        4,140,068

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

        ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST MFS Growth

   1/1/2002 to 12/31/2002.............                 $ 9.47          134,574
   1/1/2003 to 12/31/2003.............    $ 9.47       $11.41        2,222,614
   1/1/2004 to 12/31/2004.............    $11.41       $12.39        2,897,175
   1/1/2005 to 12/31/2005.............    $12.39       $12.93        4,272,543
   1/1/2006 to 12/31/2006.............    $12.93       $13.91        3,472,314
   1/1/2007 to 12/31/2007.............    $13.91       $15.70        2,799,781

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                 $ 9.51          457,013
   1/1/2003 to 12/31/2003.............    $ 9.51       $12.30       14,975,841
   1/1/2004 to 12/31/2004.............    $12.30       $13.95       30,793,077
   1/1/2005 to 12/31/2005.............    $13.95       $14.62       41,075,737
   1/1/2006 to 12/31/2006.............    $14.62       $15.38       33,382,333
   1/1/2007 to 12/31/2007.............    $15.38       $17.35       28,678,496

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                 $10.08          386,259
   1/1/2003 to 12/31/2003.............    $10.08       $12.69        2,277,726
   1/1/2004 to 12/31/2004.............    $12.69       $14.18        3,959,115
   1/1/2005 to 12/31/2005.............    $14.18       $14.68        3,809,638
   1/1/2006 to 12/31/2006.............    $14.68       $17.47        5,825,933
   1/1/2007 to 12/31/2007.............    $17.47       $16.53        3,601,549

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                 $ 9.83          165,588
   1/1/2003 to 12/31/2003.............    $ 9.83       $12.77       13,386,166
   1/1/2004 to 12/31/2004.............    $12.77       $13.91       27,268,222
   1/1/2005 to 12/31/2005.............    $13.91       $14.30       38,456,039
   1/1/2006 to 12/31/2006.............    $14.30       $16.45       27,267,301
   1/1/2007 to 12/31/2007.............    $16.45       $16.96       23,014,737

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                 $ 9.90           30,714
   1/1/2003 to 12/31/2003.............    $ 9.90       $11.65          651,074
   1/1/2004 to 12/31/2004.............    $11.65       $13.19        1,916,775
   1/1/2005 to 12/31/2005.............    $13.19       $13.78        3,227,694
   1/1/2006 to 12/31/2006.............    $13.78       $16.01        3,946,641
   1/1/2007 to 12/31/2007.............    $16.01       $15.23        3,212,276

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                 $10.31           36,822
   1/1/2003 to 12/31/2003.............    $10.31       $11.42        1,827,606
   1/1/2004 to 12/31/2004.............    $11.42       $12.17        6,387,666
   1/1/2005 to 12/31/2005.............    $12.17       $11.40        9,677,417
   1/1/2006 to 12/31/2006.............    $11.40       $11.89        8,138,223
   1/1/2007 to 12/31/2007.............    $11.89       $12.78        8,017,458

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                 $10.23          162,571
   1/1/2003 to 12/31/2003.............    $10.23       $11.92        4,628,945
   1/1/2004 to 12/31/2004.............    $11.92       $12.56        7,337,467
   1/1/2005 to 12/31/2005.............    $12.56       $12.46       11,711,617
   1/1/2006 to 12/31/2006.............    $12.46       $13.43        9,529,259
   1/1/2007 to 12/31/2007.............    $13.43       $13.97        8,088,124

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                 $10.17          604,147
   1/1/2003 to 12/31/2003.............    $10.17       $10.51       16,012,778
   1/1/2004 to 12/31/2004.............    $10.51       $10.82       30,067,867
   1/1/2005 to 12/31/2005.............    $10.82       $10.88       15,662,179
   1/1/2006 to 12/31/2006.............    $10.88       $11.07       16,434,843
   1/1/2007 to 12/31/2007.............    $11.07       $11.76       17,063,089

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                 $10.08          215,314
   1/1/2003 to 12/31/2003.............    $10.08       $10.22        5,152,783
   1/1/2004 to 12/31/2004.............    $10.22       $10.23       19,103,280
   1/1/2005 to 12/31/2005.............    $10.23       $10.20       31,242,913
   1/1/2006 to 12/31/2006.............    $10.20       $10.39       24,544,154
   1/1/2007 to 12/31/2007.............    $10.39       $10.88       21,419,052

AST Money Market

   1/1/2002 to 12/31/2002.............                 $ 9.99          999,737
   1/1/2003 to 12/31/2003.............    $ 9.99       $ 9.86        7,176,983
   1/1/2004 to 12/31/2004.............    $ 9.86       $ 9.75        8,152,893
   1/1/2005 to 12/31/2005.............    $ 9.75       $ 9.83       14,801,776
   1/1/2006 to 12/31/2006.............    $ 9.83       $10.09       17,648,852
   1/1/2007 to 12/31/2007.............    $10.09       $10.38       23,468,378

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.............                 $ 9.67            3,669
   1/1/2003 to 12/31/2003.............    $ 9.67       $12.78           76,749
   1/1/2004 to 12/31/2004.............    $12.78       $14.94          195,986
   1/1/2005 to 12/31/2005.............    $14.94       $17.01          507,584
   1/1/2006 to 12/31/2006.............    $17.01       $20.55          657,265
   1/1/2007 to 12/31/2007.............    $20.55       $23.18          857,755

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

        ACCUMULATION UNIT VALUES: With any one of GRO Plus, EBP or HAV



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $13.21          56,002
   1/1/2004 to 12/31/2004.................    $13.21       $13.89         387,492
   1/1/2005 to 12/31/2005.................    $13.89       $14.15         294,327
   1/1/2006 to 12/31/2006.................    $14.15       $14.72         208,342
   1/1/2007 to 12/31/2007.................    $14.72       $16.16         187,651

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.98         237,870



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

                      ACCUMULATION UNIT VALUES: With GMWB



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $12.74           17,098
   1/1/2004 to 12/31/2004...................    $12.74       $14.62          217,166
   1/1/2005 to 12/31/2005...................    $14.62       $15.90          411,852
   1/1/2006 to 12/31/2006...................    $15.90       $19.14          412,527
   1/1/2007 to 12/31/2007...................    $19.14       $20.53          452,611

AST International Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.34          103,740
   1/1/2004 to 12/31/2004...................    $13.34       $15.18        1,821,923
   1/1/2005 to 12/31/2005...................    $15.18       $17.34        2,117,272
   1/1/2006 to 12/31/2006...................    $17.34       $20.56        1,505,204
   1/1/2007 to 12/31/2007...................    $20.56       $23.99        1,246,698

AST International Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $12.85            5,504
   1/1/2004 to 12/31/2004...................    $12.85       $15.24           69,494
   1/1/2005 to 12/31/2005...................    $15.24       $16.98          151,571
   1/1/2006 to 12/31/2006...................    $16.98       $21.21          275,386
   1/1/2007 to 12/31/2007...................    $21.21       $24.49          415,333

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.49            9,676
   1/1/2004 to 12/31/2004...................    $13.49       $12.30          113,913
   1/1/2005 to 12/31/2005...................    $12.30       $12.23          105,281
   1/1/2006 to 12/31/2006...................    $12.23       $13.50          116,763
   1/1/2007 to 12/31/2007...................    $13.50       $14.18          168,599

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $14.05            1,850
   1/1/2004 to 12/31/2004...................    $14.05       $15.07           56,414
   1/1/2005 to 12/31/2005...................    $15.07       $14.82           76,370
   1/1/2006 to 12/31/2006...................    $14.82       $15.65           81,269
   1/1/2007 to 12/31/2007...................    $15.65       $18.20          105,233

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $16.38           37,078
   1/1/2004 to 12/31/2004...................    $16.38       $19.75          562,771
   1/1/2005 to 12/31/2005...................    $19.75       $21.18          675,624
   1/1/2006 to 12/31/2006...................    $21.18       $23.44          555,919
   1/1/2007 to 12/31/2007...................    $23.44       $25.55          471,679

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.41          100,155
   1/1/2004 to 12/31/2004...................    $13.41       $15.31        1,007,926
   1/1/2005 to 12/31/2005...................    $15.31       $16.00        1,367,354
   1/1/2006 to 12/31/2006...................    $16.00       $18.82        1,007,185
   1/1/2007 to 12/31/2007...................    $18.82       $17.41          986,053

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $12.73           37,400
   1/1/2004 to 12/31/2004...................    $12.73       $14.52          516,261
   1/1/2005 to 12/31/2005...................    $14.52       $14.91          701,854
   1/1/2006 to 12/31/2006...................    $14.91       $15.53          516,950
   1/1/2007 to 12/31/2007...................    $15.53       $18.16          440,329

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.33           87,253
   1/1/2004 to 12/31/2004...................    $13.33       $16.04          937,314
   1/1/2005 to 12/31/2005...................    $16.04       $17.62        1,232,726
   1/1/2006 to 12/31/2006...................    $17.62       $19.12          959,021
   1/1/2007 to 12/31/2007...................    $19.12       $19.33          859,161

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $11.32            2,206
   1/1/2004 to 12/31/2004...................    $11.32       $11.73           84,417
   1/1/2005 to 12/31/2005...................    $11.73       $13.39          179,576
   1/1/2006 to 12/31/2006...................    $13.39       $13.86          424,274
   1/1/2007 to 12/31/2007...................    $13.86       $14.70          670,101

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

                      ACCUMULATION UNIT VALUES: With GMWB



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST MFS Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.40           18,900
   1/1/2004 to 12/31/2004.............    $11.40       $12.37          304,760
   1/1/2005 to 12/31/2005.............    $12.37       $12.89          553,235
   1/1/2006 to 12/31/2006.............    $12.89       $13.85          418,858
   1/1/2007 to 12/31/2007.............    $13.85       $15.62          401,782

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.28          215,988
   1/1/2004 to 12/31/2004.............    $12.28       $13.92        3,136,818
   1/1/2005 to 12/31/2005.............    $13.92       $14.58        4,378,768
   1/1/2006 to 12/31/2006.............    $14.58       $15.32        3,475,065
   1/1/2007 to 12/31/2007.............    $15.32       $17.26        3,049,331

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.67           11,518
   1/1/2004 to 12/31/2004.............    $12.67       $14.15          220,419
   1/1/2005 to 12/31/2005.............    $14.15       $14.63          256,525
   1/1/2006 to 12/31/2006.............    $14.63       $17.40          446,357
   1/1/2007 to 12/31/2007.............    $17.40       $16.44          422,432

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.76          187,011
   1/1/2004 to 12/31/2004.............    $12.76       $13.88        2,899,917
   1/1/2005 to 12/31/2005.............    $13.88       $14.25        4,265,750
   1/1/2006 to 12/31/2006.............    $14.25       $16.38        2,911,174
   1/1/2007 to 12/31/2007.............    $16.38       $16.87        2,485,922

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.63           21,961
   1/1/2004 to 12/31/2004.............    $11.63       $13.16          173,888
   1/1/2005 to 12/31/2005.............    $13.16       $13.73          405,887
   1/1/2006 to 12/31/2006.............    $13.73       $15.94          464,393
   1/1/2007 to 12/31/2007.............    $15.94       $15.16          520,419

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.40           24,361
   1/1/2004 to 12/31/2004.............    $11.40       $12.14          712,411
   1/1/2005 to 12/31/2005.............    $12.14       $11.37        1,035,774
   1/1/2006 to 12/31/2006.............    $11.37       $11.84          798,214
   1/1/2007 to 12/31/2007.............    $11.84       $12.72          851,066

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.90           42,593
   1/1/2004 to 12/31/2004.............    $11.90       $12.53          904,128
   1/1/2005 to 12/31/2005.............    $12.53       $12.42        1,672,135
   1/1/2006 to 12/31/2006.............    $12.42       $13.37        1,365,237
   1/1/2007 to 12/31/2007.............    $13.37       $13.90        1,124,709

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.49          378,676
   1/1/2004 to 12/31/2004.............    $10.49       $10.79        3,495,678
   1/1/2005 to 12/31/2005.............    $10.79       $10.84        2,236,621
   1/1/2006 to 12/31/2006.............    $10.84       $11.02        2,081,850
   1/1/2007 to 12/31/2007.............    $11.02       $11.70        2,256,466

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.21           36,640
   1/1/2004 to 12/31/2004.............    $10.21       $10.21        2,764,809
   1/1/2005 to 12/31/2005.............    $10.21       $10.17        4,545,782
   1/1/2006 to 12/31/2006.............    $10.17       $10.35        3,593,391
   1/1/2007 to 12/31/2007.............    $10.35       $10.83        3,257,914

AST Money Market

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 9.85           81,304
   1/1/2004 to 12/31/2004.............    $ 9.85       $ 9.73        1,312,018
   1/1/2005 to 12/31/2005.............    $ 9.73       $ 9.80        2,581,451
   1/1/2006 to 12/31/2006.............    $ 9.80       $10.04        1,916,776
   1/1/2007 to 12/31/2007.............    $10.04       $10.33        4,181,059

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

                      ACCUMULATION UNIT VALUES: With GMWB



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $10.45             827
   1/1/2004 to 12/31/2004.................    $10.45       $12.21          32,858
   1/1/2005 to 12/31/2005.................    $12.21       $13.88         164,045
   1/1/2006 to 12/31/2006.................    $13.88       $16.75         160,932
   1/1/2007 to 12/31/2007.................    $16.75       $18.88         219,534

Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $13.19             283
   1/1/2004 to 12/31/2004.................    $13.19       $13.86          31,153
   1/1/2005 to 12/31/2005.................    $13.86       $14.10          31,596
   1/1/2006 to 12/31/2006.................    $14.10       $14.65          15,185
   1/1/2007 to 12/31/2007.................    $14.65       $16.08          15,093

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.98         207,560



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With any two of Gro Plus, EBP or HAV or with any one of combo 5% or HDV



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                 $ 9.95            6,047
   1/1/2003 to 12/31/2003...................    $ 9.95       $12.72          141,470
   1/1/2004 to 12/31/2004...................    $12.72       $14.57          284,319
   1/1/2005 to 12/31/2005...................    $14.57       $15.83          560,887
   1/1/2006 to 12/31/2006...................    $15.83       $19.02          843,155
   1/1/2007 to 12/31/2007...................    $19.02       $20.37          924,920

AST International Growth

   1/1/2002 to 12/31/2002...................                 $ 9.71            5,178
   1/1/2003 to 12/31/2003...................    $ 9.71       $13.32        1,009,679
   1/1/2004 to 12/31/2004...................    $13.32       $15.13        2,722,552
   1/1/2005 to 12/31/2005...................    $15.13       $17.26        3,615,924
   1/1/2006 to 12/31/2006...................    $17.26       $20.43        2,835,178
   1/1/2007 to 12/31/2007...................    $20.43       $23.80        2,518,402

AST International Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $12.82           24,374
   1/1/2004 to 12/31/2004...................    $12.82       $15.19          119,845
   1/1/2005 to 12/31/2005...................    $15.19       $16.90          223,825
   1/1/2006 to 12/31/2006...................    $16.90       $21.08          537,212
   1/1/2007 to 12/31/2007...................    $21.08       $24.30          807,650

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                 $ 9.47            6,595
   1/1/2003 to 12/31/2003...................    $ 9.47       $13.46          138,936
   1/1/2004 to 12/31/2004...................    $13.46       $12.26          136,313
   1/1/2005 to 12/31/2005...................    $12.26       $12.18          174,641
   1/1/2006 to 12/31/2006...................    $12.18       $13.42          211,329
   1/1/2007 to 12/31/2007...................    $13.42       $14.07          241,375

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                 $ 9.71            1,728
   1/1/2003 to 12/31/2003...................    $ 9.71       $14.02           89,708
   1/1/2004 to 12/31/2004...................    $14.02       $15.02          192,105
   1/1/2005 to 12/31/2005...................    $15.02       $14.75          154,505
   1/1/2006 to 12/31/2006...................    $14.75       $15.55          141,498
   1/1/2007 to 12/31/2007...................    $15.55       $18.06          150,199

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                 $ 9.86            4,107
   1/1/2003 to 12/31/2003...................    $ 9.86       $16.35          362,906
   1/1/2004 to 12/31/2004...................    $16.35       $19.69          808,007
   1/1/2005 to 12/31/2005...................    $19.69       $21.08        1,270,137
   1/1/2006 to 12/31/2006...................    $21.08       $23.30        1,083,684
   1/1/2007 to 12/31/2007...................    $23.30       $25.35        1,044,299

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                 $10.08           17,411
   1/1/2003 to 12/31/2003...................    $10.08       $13.39          767,455
   1/1/2004 to 12/31/2004...................    $13.39       $15.26        1,690,870
   1/1/2005 to 12/31/2005...................    $15.26       $15.92        2,449,572
   1/1/2006 to 12/31/2006...................    $15.92       $18.70        2,168,862
   1/1/2007 to 12/31/2007...................    $18.70       $17.27        2,048,735

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                 $ 9.87            2,488
   1/1/2003 to 12/31/2003...................    $ 9.87       $12.71          365,115
   1/1/2004 to 12/31/2004...................    $12.71       $14.47          994,493
   1/1/2005 to 12/31/2005...................    $14.47       $14.84        1,394,968
   1/1/2006 to 12/31/2006...................    $14.84       $15.43        1,131,414
   1/1/2007 to 12/31/2007...................    $15.43       $18.02          957,378

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                 $ 9.97           10,745
   1/1/2003 to 12/31/2003...................    $ 9.97       $13.31          610,598
   1/1/2004 to 12/31/2004...................    $13.31       $15.99        1,457,788
   1/1/2005 to 12/31/2005...................    $15.99       $17.54        2,280,094
   1/1/2006 to 12/31/2006...................    $17.54       $19.00        1,954,267
   1/1/2007 to 12/31/2007...................    $19.00       $19.18        1,856,062

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With any two of Gro Plus, EBP or HAV or with any one of combo 5% or HDV



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002.............                 $ 9.34            3,975
   1/1/2003 to 12/31/2003.............    $ 9.34       $11.30          114,477
   1/1/2004 to 12/31/2004.............    $11.30       $11.70          297,369
   1/1/2005 to 12/31/2005.............    $11.70       $13.32          386,909
   1/1/2006 to 12/31/2006.............    $13.32       $13.77          579,236
   1/1/2007 to 12/31/2007.............    $13.77       $14.59        1,005,218

AST MFS Growth

   1/1/2002 to 12/31/2002.............                 $ 9.46            2,437
   1/1/2003 to 12/31/2003.............    $ 9.46       $11.38          207,063
   1/1/2004 to 12/31/2004.............    $11.38       $12.33          442,758
   1/1/2005 to 12/31/2005.............    $12.33       $12.82          826,301
   1/1/2006 to 12/31/2006.............    $12.82       $13.76          654,691
   1/1/2007 to 12/31/2007.............    $13.76       $15.50          587,845

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                 $ 9.51           30,465
   1/1/2003 to 12/31/2003.............    $ 9.51       $12.26        2,031,583
   1/1/2004 to 12/31/2004.............    $12.26       $13.88        4,692,895
   1/1/2005 to 12/31/2005.............    $13.88       $14.51        7,428,911
   1/1/2006 to 12/31/2006.............    $14.51       $15.22        6,494,429
   1/1/2007 to 12/31/2007.............    $15.22       $17.12        5,835,660

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                 $10.08           30,510
   1/1/2003 to 12/31/2003.............    $10.08       $12.65          328,567
   1/1/2004 to 12/31/2004.............    $12.65       $14.10          534,389
   1/1/2005 to 12/31/2005.............    $14.10       $14.56          620,109
   1/1/2006 to 12/31/2006.............    $14.56       $17.29        1,007,854
   1/1/2007 to 12/31/2007.............    $17.29       $16.31          860,043

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                 $ 9.83            6,100
   1/1/2003 to 12/31/2003.............    $ 9.83       $12.74        2,029,598
   1/1/2004 to 12/31/2004.............    $12.74       $13.83        4,694,207
   1/1/2005 to 12/31/2005.............    $13.83       $14.18        7,461,227
   1/1/2006 to 12/31/2006.............    $14.18       $16.28        5,511,714
   1/1/2007 to 12/31/2007.............    $16.28       $16.74        4,716,388

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                 $ 9.90            5,934
   1/1/2003 to 12/31/2003.............    $ 9.90       $11.61           90,092
   1/1/2004 to 12/31/2004.............    $11.61       $13.12          198,898
   1/1/2005 to 12/31/2005.............    $13.12       $13.67          661,210
   1/1/2006 to 12/31/2006.............    $13.67       $15.84          854,051
   1/1/2007 to 12/31/2007.............    $15.84       $15.04          868,038

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                 $10.31            3,700
   1/1/2003 to 12/31/2003.............    $10.31       $11.38          279,110
   1/1/2004 to 12/31/2004.............    $11.38       $12.10        1,195,848
   1/1/2005 to 12/31/2005.............    $12.10       $11.31        1,956,700
   1/1/2006 to 12/31/2006.............    $11.31       $11.76        1,805,420
   1/1/2007 to 12/31/2007.............    $11.76       $12.62        1,846,832

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                 $10.23            7,474
   1/1/2003 to 12/31/2003.............    $10.23       $11.88          624,019
   1/1/2004 to 12/31/2004.............    $11.88       $12.49        1,314,641
   1/1/2005 to 12/31/2005.............    $12.49       $12.36        2,372,397
   1/1/2006 to 12/31/2006.............    $12.36       $13.29        2,027,743
   1/1/2007 to 12/31/2007.............    $13.29       $13.79        1,831,257

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                 $10.17           36,236
   1/1/2003 to 12/31/2003.............    $10.17       $10.48        2,192,336
   1/1/2004 to 12/31/2004.............    $10.48       $10.76        4,319,279
   1/1/2005 to 12/31/2005.............    $10.76       $10.79        2,552,300
   1/1/2006 to 12/31/2006.............    $10.79       $10.96        3,071,632
   1/1/2007 to 12/31/2007.............    $10.96       $11.61        3,499,433

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                 $10.08           80,547
   1/1/2003 to 12/31/2003.............    $10.08       $10.19          636,860
   1/1/2004 to 12/31/2004.............    $10.19       $10.17        2,785,690
   1/1/2005 to 12/31/2005.............    $10.17       $10.12        5,697,191
   1/1/2006 to 12/31/2006.............    $10.12       $10.28        4,979,340
   1/1/2007 to 12/31/2007.............    $10.28       $10.74        4,520,572

AST Money Market

   1/1/2002 to 12/31/2002.............                 $ 9.99           70,899
   1/1/2003 to 12/31/2003.............    $ 9.99       $ 9.83        1,118,618
   1/1/2004 to 12/31/2004.............    $ 9.83       $ 9.70        1,742,703
   1/1/2005 to 12/31/2005.............    $ 9.70       $ 9.75        2,932,409
   1/1/2006 to 12/31/2006.............    $ 9.75       $ 9.98        5,452,746
   1/1/2007 to 12/31/2007.............    $ 9.98       $10.24        6,373,608

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With any two of Gro Plus, EBP or HAV or with any one of combo 5% or HDV



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $12.74           6,492
   1/1/2004 to 12/31/2004.................    $12.74       $14.86          67,201
   1/1/2005 to 12/31/2005.................    $14.86       $16.87         182,612
   1/1/2006 to 12/31/2006.................    $16.87       $20.33         239,474
   1/1/2007 to 12/31/2007.................    $20.33       $22.88         290,951

Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $13.17          25,003
   1/1/2004 to 12/31/2004.................    $13.17       $13.81         108,796
   1/1/2005 to 12/31/2005.................    $13.81       $14.04          60,941
   1/1/2006 to 12/31/2006.................    $14.04       $14.56          49,282
   1/1/2007 to 12/31/2007.................    $14.56       $15.95          78,184

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.97         154,738



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one HAV or EBP and GMWB



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $ 6.87          400,112
   1/1/2004 to 12/31/2004...................    $ 6.87       $ 7.86          428,765
   1/1/2005 to 12/31/2005...................    $ 7.86       $ 8.54        1,664,852
   1/1/2006 to 12/31/2006...................    $ 8.54       $10.25        1,135,516
   1/1/2007 to 12/31/2007...................    $10.25       $10.96          961,429

AST International Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.86           29,434
   1/1/2004 to 12/31/2004...................    $13.86       $15.74          545,075
   1/1/2005 to 12/31/2005...................    $15.74       $17.93        8,655,832
   1/1/2006 to 12/31/2006...................    $17.93       $21.20        6,192,845
   1/1/2007 to 12/31/2007...................    $21.20       $24.67        5,332,206

AST International Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $ 5.65           72,406
   1/1/2004 to 12/31/2004...................    $ 5.65       $ 6.69          122,795
   1/1/2005 to 12/31/2005...................    $ 6.69       $ 7.43          487,950
   1/1/2006 to 12/31/2006...................    $ 7.43       $ 9.26        1,708,803
   1/1/2007 to 12/31/2007...................    $ 9.26       $10.66        3,014,173

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $16.82           64,850
   1/1/2004 to 12/31/2004...................    $16.82       $15.30           67,370
   1/1/2005 to 12/31/2005...................    $15.30       $15.18          148,854
   1/1/2006 to 12/31/2006...................    $15.18       $16.71          457,905
   1/1/2007 to 12/31/2007...................    $16.71       $17.50          771,440

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $ 6.61          131,605
   1/1/2004 to 12/31/2004...................    $ 6.61       $ 7.07          129,475
   1/1/2005 to 12/31/2005...................    $ 7.07       $ 6.94          127,712
   1/1/2006 to 12/31/2006...................    $ 6.94       $ 7.31          126,380
   1/1/2007 to 12/31/2007...................    $ 7.31       $ 8.48          100,594

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $ 8.06           79,226
   1/1/2004 to 12/31/2004...................    $ 8.06       $ 9.70          324,340
   1/1/2005 to 12/31/2005...................    $ 9.70       $10.38        5,867,755
   1/1/2006 to 12/31/2006...................    $10.38       $11.45        4,568,992
   1/1/2007 to 12/31/2007...................    $11.45       $12.45        4,176,512

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.95          275,971
   1/1/2004 to 12/31/2004...................    $13.95       $15.87          465,784
   1/1/2005 to 12/31/2005...................    $15.87       $16.55        4,687,842
   1/1/2006 to 12/31/2006...................    $16.55       $19.42        3,672,632
   1/1/2007 to 12/31/2007...................    $19.42       $17.91        4,000,366

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $ 3.73          175,708
   1/1/2004 to 12/31/2004...................    $ 3.73       $ 4.24          457,010
   1/1/2005 to 12/31/2005...................    $ 4.24       $ 4.34        8,890,703
   1/1/2006 to 12/31/2006...................    $ 4.34       $ 4.51        6,444,166
   1/1/2007 to 12/31/2007...................    $ 4.51       $ 5.26        4,795,707

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --       $13.32          370,965
   1/1/2004 to 12/31/2004...................    $13.32       $15.99          537,445
   1/1/2005 to 12/31/2005...................    $15.99       $17.52        3,716,512
   1/1/2006 to 12/31/2006...................    $17.52       $18.96        2,666,820
   1/1/2007 to 12/31/2007...................    $18.96       $19.12        2,274,821

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one HAV or EBP and GMWB



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 5.72          267,109
   1/1/2004 to 12/31/2004.............    $ 5.72       $ 5.91          307,367
   1/1/2005 to 12/31/2005.............    $ 5.91       $ 6.73          309,011
   1/1/2006 to 12/31/2006.............    $ 6.73       $ 6.95        5,456,600
   1/1/2007 to 12/31/2007.............    $ 6.95       $ 7.35        9,896,516

AST MFS Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 6.21          262,995
   1/1/2004 to 12/31/2004.............    $ 6.21       $ 6.72          387,463
   1/1/2005 to 12/31/2005.............    $ 6.72       $ 6.98        3,719,319
   1/1/2006 to 12/31/2006.............    $ 6.98       $ 7.48        2,366,611
   1/1/2007 to 12/31/2007.............    $ 7.48       $ 8.42        1,924,706

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 8.16          925,591
   1/1/2004 to 12/31/2004.............    $ 8.16       $ 9.22        2,016,277
   1/1/2005 to 12/31/2005.............    $ 9.22       $ 9.63       29,347,496
   1/1/2006 to 12/31/2006.............    $ 9.63       $10.10       24,648,331
   1/1/2007 to 12/31/2007.............    $10.10       $11.35       22,896,973

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.62          216,416
   1/1/2004 to 12/31/2004.............    $10.62       $11.83          303,689
   1/1/2005 to 12/31/2005.............    $11.83       $12.20          869,597
   1/1/2006 to 12/31/2006.............    $12.20       $14.47        2,885,427
   1/1/2007 to 12/31/2007.............    $14.47       $13.64        4,758,283

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 9.88          976,756
   1/1/2004 to 12/31/2004.............    $ 9.88       $10.72        1,731,512
   1/1/2005 to 12/31/2005.............    $10.72       $10.98       26,378,598
   1/1/2006 to 12/31/2006.............    $10.98       $12.59       17,583,959
   1/1/2007 to 12/31/2007.............    $12.59       $12.93       15,042,519

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 8.66          347,275
   1/1/2004 to 12/31/2004.............    $ 8.66       $ 9.78          419,818
   1/1/2005 to 12/31/2005.............    $ 9.78       $10.17        1,212,692
   1/1/2006 to 12/31/2006.............    $10.17       $11.78        3,666,066
   1/1/2007 to 12/31/2007.............    $11.78       $11.17        6,338,741

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $13.23          148,319
   1/1/2004 to 12/31/2004.............    $13.23       $14.05          191,816
   1/1/2005 to 12/31/2005.............    $14.05       $13.12        5,107,688
   1/1/2006 to 12/31/2006.............    $13.12       $13.63        3,724,317
   1/1/2007 to 12/31/2007.............    $13.63       $14.61        3,017,953

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.60          423,485
   1/1/2004 to 12/31/2004.............    $11.60       $12.18          732,155
   1/1/2005 to 12/31/2005.............    $12.18       $12.04        6,285,215
   1/1/2006 to 12/31/2006.............    $12.04       $12.92        4,627,555
   1/1/2007 to 12/31/2007.............    $12.92       $13.40        3,882,503

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.76        1,558,557
   1/1/2004 to 12/31/2004.............    $12.76       $13.09        2,344,332
   1/1/2005 to 12/31/2005.............    $13.09       $13.11        5,088,435
   1/1/2006 to 12/31/2006.............    $13.11       $13.30        8,896,833
   1/1/2007 to 12/31/2007.............    $13.30       $14.08       11,765,641

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.65          329,629
   1/1/2004 to 12/31/2004.............    $11.65       $11.62        1,143,298
   1/1/2005 to 12/31/2005.............    $11.62       $11.54       14,980,148
   1/1/2006 to 12/31/2006.............    $11.54       $11.72       12,397,970
   1/1/2007 to 12/31/2007.............    $11.72       $12.23       11,467,693

AST Money Market

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.13           35,505
   1/1/2004 to 12/31/2004.............    $10.13       $ 9.98          234,402
   1/1/2005 to 12/31/2005.............    $ 9.98       $10.03        1,333,707
   1/1/2006 to 12/31/2006.............    $10.03       $10.25        1,115,761
   1/1/2007 to 12/31/2007.............    $10.25       $10.51        1,044,258

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

    ACCUMULATION UNIT VALUES: With LT5 or with any one HAV or EBP and GMWB



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $10.64          81,555
   1/1/2004 to 12/31/2004.................    $10.64       $12.40          83,727
   1/1/2005 to 12/31/2005.................    $12.40       $14.06          86,193
   1/1/2006 to 12/31/2006.................    $14.06       $16.92          74,041
   1/1/2007 to 12/31/2007.................    $16.92       $19.02          66,328

Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $ 8.97          19,658
   1/1/2004 to 12/31/2004.................    $ 8.97       $ 9.40          84,876
   1/1/2005 to 12/31/2005.................    $ 9.40       $ 9.54          62,448
   1/1/2006 to 12/31/2006.................    $ 9.54       $ 9.88          40,425
   1/1/2007 to 12/31/2007.................    $ 9.88       $10.82          27,192

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.97         993,285



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With Gro Plus, HAV and EBP or with any one combo 5%
                              or HDV and GroPlus



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $12.68          13,590
   1/1/2004 to 12/31/2004...................    $12.68       $14.49          38,292
   1/1/2005 to 12/31/2005...................    $14.49       $15.70         109,652
   1/1/2006 to 12/31/2006...................    $15.70       $18.82         139,284
   1/1/2007 to 12/31/2007...................    $18.82       $20.10         121,848

AST International Growth

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $13.28          32,626
   1/1/2004 to 12/31/2004...................    $13.28       $15.05         325,809
   1/1/2005 to 12/31/2005...................    $15.05       $17.12         679,350
   1/1/2006 to 12/31/2006...................    $17.12       $20.22         712,804
   1/1/2007 to 12/31/2007...................    $20.22       $23.49         855,005

AST International Value

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $12.79           1,767
   1/1/2004 to 12/31/2004...................    $12.79       $15.11          16,366
   1/1/2005 to 12/31/2005...................    $15.11       $16.77          38,769
   1/1/2006 to 12/31/2006...................    $16.77       $20.86         275,242
   1/1/2007 to 12/31/2007...................    $20.86       $23.98         491,747

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $13.43           4,691
   1/1/2004 to 12/31/2004...................    $13.43       $12.19          23,253
   1/1/2005 to 12/31/2005...................    $12.19       $12.08          34,896
   1/1/2006 to 12/31/2006...................    $12.08       $13.28         184,362
   1/1/2007 to 12/31/2007...................    $13.28       $13.88         319,309

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $13.98           3,753
   1/1/2004 to 12/31/2004...................    $13.98       $14.94          18,825
   1/1/2005 to 12/31/2005...................    $14.94       $14.63          28,322
   1/1/2006 to 12/31/2006...................    $14.63       $15.39          30,263
   1/1/2007 to 12/31/2007...................    $15.39       $17.83          33,041

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $16.30          20,181
   1/1/2004 to 12/31/2004...................    $16.30       $19.58          95,514
   1/1/2005 to 12/31/2005...................    $19.58       $20.92         227,163
   1/1/2006 to 12/31/2006...................    $20.92       $23.05         272,241
   1/1/2007 to 12/31/2007...................    $23.05       $25.02         337,378

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $13.35          34,978
   1/1/2004 to 12/31/2004...................    $13.35       $15.17         166,852
   1/1/2005 to 12/31/2005...................    $15.17       $15.80         417,155
   1/1/2006 to 12/31/2006...................    $15.80       $18.51         522,079
   1/1/2007 to 12/31/2007...................    $18.51       $17.05         695,175

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $12.68          12,201
   1/1/2004 to 12/31/2004...................    $12.68       $14.39         124,672
   1/1/2005 to 12/31/2005...................    $14.39       $14.72         279,699
   1/1/2006 to 12/31/2006...................    $14.72       $15.27         238,489
   1/1/2007 to 12/31/2007...................    $15.27       $17.78         205,076

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                     --              --
   1/1/2003 to 12/31/2003...................        --       $13.27          21,843
   1/1/2004 to 12/31/2004...................    $13.27       $15.91         154,749
   1/1/2005 to 12/31/2005...................    $15.91       $17.40         325,520
   1/1/2006 to 12/31/2006...................    $17.40       $18.81         305,380
   1/1/2007 to 12/31/2007...................    $18.81       $18.93         291,027

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With Gro Plus, HAV and EBP or with any one combo 5%
                              or HDV and GroPlus



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.27            8,067
   1/1/2004 to 12/31/2004.............    $11.27       $11.63           15,562
   1/1/2005 to 12/31/2005.............    $11.63       $13.22           41,142
   1/1/2006 to 12/31/2006.............    $13.22       $13.63          919,208
   1/1/2007 to 12/31/2007.............    $13.63       $14.40        1,769,228

AST MFS Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.35           10,550
   1/1/2004 to 12/31/2004.............    $11.35       $12.26           52,718
   1/1/2005 to 12/31/2005.............    $12.26       $12.72          212,707
   1/1/2006 to 12/31/2006.............    $12.72       $13.62          200,801
   1/1/2007 to 12/31/2007.............    $13.62       $15.30          170,640

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.23           70,776
   1/1/2004 to 12/31/2004.............    $12.23       $13.80          578,919
   1/1/2005 to 12/31/2005.............    $13.80       $14.39        1,322,889
   1/1/2006 to 12/31/2006.............    $14.39       $15.06        1,850,986
   1/1/2007 to 12/31/2007.............    $15.06       $16.90        2,418,869

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.62           10,893
   1/1/2004 to 12/31/2004.............    $12.62       $14.03           49,912
   1/1/2005 to 12/31/2005.............    $14.03       $14.45           88,839
   1/1/2006 to 12/31/2006.............    $14.45       $17.11          733,091
   1/1/2007 to 12/31/2007.............    $17.11       $16.10        1,285,924

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $12.70           69,435
   1/1/2004 to 12/31/2004.............    $12.70       $13.76          564,502
   1/1/2005 to 12/31/2005.............    $13.76       $14.07        1,367,534
   1/1/2006 to 12/31/2006.............    $14.07       $16.11        1,130,820
   1/1/2007 to 12/31/2007.............    $16.11       $16.52        1,101,906

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.58              332
   1/1/2004 to 12/31/2004.............    $11.58       $13.05           37,159
   1/1/2005 to 12/31/2005.............    $13.05       $13.56           86,799
   1/1/2006 to 12/31/2006.............    $13.56       $15.68          871,822
   1/1/2007 to 12/31/2007.............    $15.68       $14.84        1,530,351

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.35           12,591
   1/1/2004 to 12/31/2004.............    $11.35       $12.04          137,089
   1/1/2005 to 12/31/2005.............    $12.04       $11.22          331,045
   1/1/2006 to 12/31/2006.............    $11.22       $11.64          323,151
   1/1/2007 to 12/31/2007.............    $11.64       $12.45          374,975

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $11.85           28,346
   1/1/2004 to 12/31/2004.............    $11.85       $12.42          155,764
   1/1/2005 to 12/31/2005.............    $12.42       $12.27          465,230
   1/1/2006 to 12/31/2006.............    $12.27       $13.15          414,839
   1/1/2007 to 12/31/2007.............    $13.15       $13.61          285,389

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.45          119,982
   1/1/2004 to 12/31/2004.............    $10.45       $10.70          476,033
   1/1/2005 to 12/31/2005.............    $10.70       $10.71          420,796
   1/1/2006 to 12/31/2006.............    $10.71       $10.84        2,181,127
   1/1/2007 to 12/31/2007.............    $10.84       $11.46        3,832,171

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $10.16           35,430
   1/1/2004 to 12/31/2004.............    $10.16       $10.12          301,108
   1/1/2005 to 12/31/2005.............    $10.12       $10.04        1,095,565
   1/1/2006 to 12/31/2006.............    $10.04       $10.17        1,341,592
   1/1/2007 to 12/31/2007.............    $10.17       $10.60        1,570,063

AST Money Market

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --       $ 9.80          149,705
   1/1/2004 to 12/31/2004.............    $ 9.80       $ 9.65          432,144
   1/1/2005 to 12/31/2005.............    $ 9.65       $ 9.68        1,112,867
   1/1/2006 to 12/31/2006.............    $ 9.68       $ 9.88          777,755
   1/1/2007 to 12/31/2007.............    $ 9.88       $10.11        1,331,062

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With Gro Plus, HAV and EBP or with any one combo 5%
                              or HDV and GroPlus



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $12.71           1,395
   1/1/2004 to 12/31/2004.................    $12.71       $14.78           7,362
   1/1/2005 to 12/31/2005.................    $14.78       $16.74          21,181
   1/1/2006 to 12/31/2006.................    $16.74       $20.12          32,343
   1/1/2007 to 12/31/2007.................    $20.12       $22.58          49,950

Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --       $13.13           1,855
   1/1/2004 to 12/31/2004.................    $13.13       $13.74           3,028
   1/1/2005 to 12/31/2005.................    $13.74       $13.93           4,390
   1/1/2006 to 12/31/2006.................    $13.93       $14.41           6,159
   1/1/2007 to 12/31/2007.................    $14.41       $15.74           5,954

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.97         509,680



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
                   or with any one combo 5% or HDV and GMWB



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $12.32           20,718
   1/1/2005 to 12/31/2005...................    $12.32       $13.34          106,225
   1/1/2006 to 12/31/2006...................    $13.34       $15.97           82,946
   1/1/2007 to 12/31/2007...................    $15.97       $17.04           77,659

AST International Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $11.94          135,829
   1/1/2005 to 12/31/2005...................    $11.94       $13.57        1,293,920
   1/1/2006 to 12/31/2006...................    $13.57       $16.00          963,415
   1/1/2007 to 12/31/2007...................    $16.00       $18.57          790,932

AST International Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $12.70            5,736
   1/1/2005 to 12/31/2005...................    $12.70       $14.09           43,459
   1/1/2006 to 12/31/2006...................    $14.09       $17.51          121,347
   1/1/2007 to 12/31/2007...................    $17.51       $20.10          187,309

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $ 9.32            1,043
   1/1/2005 to 12/31/2005...................    $ 9.32       $ 9.23           24,623
   1/1/2006 to 12/31/2006...................    $ 9.23       $10.13           77,033
   1/1/2007 to 12/31/2007...................    $10.13       $10.58          115,278

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $11.03            3,398
   1/1/2005 to 12/31/2005...................    $11.03       $10.79            7,166
   1/1/2006 to 12/31/2006...................    $10.79       $11.34           23,735
   1/1/2007 to 12/31/2007...................    $11.34       $13.13           14,955

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $12.64           53,866
   1/1/2005 to 12/31/2005...................    $12.64       $13.49          565,771
   1/1/2006 to 12/31/2006...................    $13.49       $14.85          447,606
   1/1/2007 to 12/31/2007...................    $14.85       $16.10          364,297

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $12.11           91,011
   1/1/2005 to 12/31/2005...................    $12.11       $12.59          705,873
   1/1/2006 to 12/31/2006...................    $12.59       $14.74          545,945
   1/1/2007 to 12/31/2007...................    $14.74       $13.56          551,748

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $11.91           33,665
   1/1/2005 to 12/31/2005...................    $11.91       $12.17          369,860
   1/1/2006 to 12/31/2006...................    $12.17       $12.61          271,316
   1/1/2007 to 12/31/2007...................    $12.61       $14.67          213,414

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $12.97           95,076
   1/1/2005 to 12/31/2005...................    $12.97       $14.18          576,055
   1/1/2006 to 12/31/2006...................    $14.18       $15.31          426,677
   1/1/2007 to 12/31/2007...................    $15.31       $15.40          354,002

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --       $10.57            4,945
   1/1/2005 to 12/31/2005...................    $10.57       $12.00           16,120
   1/1/2006 to 12/31/2006...................    $12.00       $12.36          314,236
   1/1/2007 to 12/31/2007...................    $12.36       $13.04          527,304

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
                   or with any one combo 5% or HDV and GMWB



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST MFS Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $11.00           33,939
   1/1/2005 to 12/31/2005.............    $11.00       $11.41          282,113
   1/1/2006 to 12/31/2006.............    $11.41       $12.20          201,367
   1/1/2007 to 12/31/2007.............    $12.20       $13.69          156,590

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $11.61          263,104
   1/1/2005 to 12/31/2005.............    $11.61       $12.09        2,709,442
   1/1/2006 to 12/31/2006.............    $12.09       $12.64        2,285,303
   1/1/2007 to 12/31/2007.............    $12.64       $14.17        1,988,621

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $11.86           57,669
   1/1/2005 to 12/31/2005.............    $11.86       $12.21          207,462
   1/1/2006 to 12/31/2006.............    $12.21       $14.44          383,107
   1/1/2007 to 12/31/2007.............    $14.44       $13.58          477,745

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $11.50          228,955
   1/1/2005 to 12/31/2005.............    $11.50       $11.75        2,705,504
   1/1/2006 to 12/31/2006.............    $11.75       $13.43        1,822,699
   1/1/2007 to 12/31/2007.............    $13.43       $13.76        1,543,446

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $11.75           23,032
   1/1/2005 to 12/31/2005.............    $11.75       $12.19          143,888
   1/1/2006 to 12/31/2006.............    $12.19       $14.08          350,356
   1/1/2007 to 12/31/2007.............    $14.08       $13.32          519,815

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $10.94           43,652
   1/1/2005 to 12/31/2005.............    $10.94       $10.19          769,441
   1/1/2006 to 12/31/2006.............    $10.19       $10.56          567,601
   1/1/2007 to 12/31/2007.............    $10.56       $11.29          433,996

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $10.88           85,669
   1/1/2005 to 12/31/2005.............    $10.88       $10.73          725,723
   1/1/2006 to 12/31/2006.............    $10.73       $11.49          538,793
   1/1/2007 to 12/31/2007.............    $11.49       $11.88          442,880

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $10.32          323,335
   1/1/2005 to 12/31/2005.............    $10.32       $10.31          839,169
   1/1/2006 to 12/31/2006.............    $10.31       $10.43        1,377,323
   1/1/2007 to 12/31/2007.............    $10.43       $11.01        1,587,154

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $ 9.96          240,337
   1/1/2005 to 12/31/2005.............    $ 9.96       $ 9.87        1,998,604
   1/1/2006 to 12/31/2006.............    $ 9.87       $ 9.99        1,612,557
   1/1/2007 to 12/31/2007.............    $ 9.99       $10.40        1,436,855

AST Money Market

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $ 9.79           61,321
   1/1/2005 to 12/31/2005.............    $ 9.79       $ 9.81          668,385
   1/1/2006 to 12/31/2006.............    $ 9.81       $10.00          326,626
   1/1/2007 to 12/31/2007.............    $10.00       $10.23          858,633

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --       $12.36            2,878
   1/1/2005 to 12/31/2005.............    $12.36       $13.98            1,440
   1/1/2006 to 12/31/2006.............    $13.98       $16.79            3,788
   1/1/2007 to 12/31/2007.............    $16.79       $18.82            9,987

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: With any one of HAV or EBP & LT5 or GMWB, HAV & EBP
                   or with any one combo 5% or HDV and GMWB



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --             --
   1/1/2003 to 12/31/2003.................        --           --             --
   1/1/2004 to 12/31/2004.................        --       $10.92         30,383
   1/1/2005 to 12/31/2005.................    $10.92       $11.05         15,579
   1/1/2006 to 12/31/2006.................    $11.05       $11.43          4,049
   1/1/2007 to 12/31/2007.................    $11.43       $12.47          1,407

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.97         83,937



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.56          199,618
   1/1/2006 to 12/31/2006...................    $10.56       $12.61          146,199
   1/1/2007 to 12/31/2007...................    $12.61       $13.41          130,200

AST International Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $11.18        3,223,932
   1/1/2006 to 12/31/2006...................    $11.18       $13.16        2,271,879
   1/1/2007 to 12/31/2007...................    $13.16       $15.23        1,888,969

AST International Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.61           73,916
   1/1/2006 to 12/31/2006...................    $10.61       $13.15          157,796
   1/1/2007 to 12/31/2007...................    $13.15       $15.06          256,629

AST Small Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.34           35,838
   1/1/2006 to 12/31/2006...................    $10.34       $11.32           85,450
   1/1/2007 to 12/31/2007...................    $11.32       $11.79          134,033

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.22              684
   1/1/2006 to 12/31/2006...................    $10.22       $10.71              698
   1/1/2007 to 12/31/2007...................    $10.71       $12.36              604

AST Federated Aggressive Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.86        1,308,596
   1/1/2006 to 12/31/2006...................    $10.86       $11.92        1,004,868
   1/1/2007 to 12/31/2007...................    $11.92       $12.89          886,922

AST Small-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.55        1,620,165
   1/1/2006 to 12/31/2006...................    $10.55       $12.32        1,224,900
   1/1/2007 to 12/31/2007...................    $12.32       $11.30        1,300,514

AST Goldman Sachs Mid-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.48          817,665
   1/1/2006 to 12/31/2006...................    $10.48       $10.83          609,710
   1/1/2007 to 12/31/2007...................    $10.83       $12.57          476,675

AST Neuberger Berman Mid-Cap Value

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $10.78        1,285,713
   1/1/2006 to 12/31/2006...................    $10.78       $11.62          950,935
   1/1/2007 to 12/31/2007...................    $11.62       $11.65          844,128

AST T. Rowe Price Large-Cap Growth

   1/1/2002 to 12/31/2002...................                     --               --
   1/1/2003 to 12/31/2003...................        --           --               --
   1/1/2004 to 12/31/2004...................        --           --               --
   1/1/2005 to 12/31/2005...................        --       $12.01                0
   1/1/2006 to 12/31/2006...................    $12.01       $12.34          390,337
   1/1/2007 to 12/31/2007...................    $12.34       $12.99          677,351

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                       ACCUMULATION ACCUMULATION     NUMBER OF
                                        UNIT VALUE   UNIT VALUE    ACCUMULATION
                                       AT BEGINNING    AT END    UNITS OUTSTANDING
                                        OF PERIOD    OF PERIOD   AT END OF PERIOD
                                       ------------ ------------ -----------------
AST MFS Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.66          517,290
   1/1/2006 to 12/31/2006.............    $10.66       $11.37          321,176
   1/1/2007 to 12/31/2007.............    $11.37       $12.73          269,807

AST Marsico Capital Growth

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.80        6,051,062
   1/1/2006 to 12/31/2006.............    $10.80       $11.27        4,932,382
   1/1/2007 to 12/31/2007.............    $11.27       $12.60        4,332,425

AST Alliance Bernstein Core Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.22          215,251
   1/1/2006 to 12/31/2006.............    $10.22       $12.06          465,909
   1/1/2007 to 12/31/2007.............    $12.06       $11.31          698,695

AST Alliance Bernstein Growth & Income

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.17        6,507,116
   1/1/2006 to 12/31/2006.............    $10.17       $11.60        4,545,057
   1/1/2007 to 12/31/2007.............    $11.60       $11.86        4,043,618

AST Large Cap Value

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.46          208,695
   1/1/2006 to 12/31/2006.............    $10.46       $12.05          464,610
   1/1/2007 to 12/31/2007.............    $12.05       $11.37          767,352

AST T. Rowe Price Global Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $ 9.36        1,654,787
   1/1/2006 to 12/31/2006.............    $ 9.36       $ 9.68        1,204,466
   1/1/2007 to 12/31/2007.............    $ 9.68       $10.32        1,018,776

AST Lord Abbett Bond-Debenture

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $ 9.86        1,664,014
   1/1/2006 to 12/31/2006.............    $ 9.86       $10.53        1,315,435
   1/1/2007 to 12/31/2007.............    $10.53       $10.86        1,141,313

AST PIMCO Total Return Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.06        1,060,545
   1/1/2006 to 12/31/2006.............    $10.06       $10.15        1,656,324
   1/1/2007 to 12/31/2007.............    $10.15       $10.69        2,012,250

AST PIMCO Limited Maturity Bond

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $ 9.96        4,098,127
   1/1/2006 to 12/31/2006.............    $ 9.96       $10.06        3,462,277
   1/1/2007 to 12/31/2007.............    $10.06       $10.45        3,119,485

AST Money Market

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.01          125,063
   1/1/2006 to 12/31/2006.............    $10.01       $10.18          103,753
   1/1/2007 to 12/31/2007.............    $10.18       $10.38           96,280

Evergreen VA - International Equity

   1/1/2002 to 12/31/2002.............                     --               --
   1/1/2003 to 12/31/2003.............        --           --               --
   1/1/2004 to 12/31/2004.............        --           --               --
   1/1/2005 to 12/31/2005.............        --       $10.90            7,851
   1/1/2006 to 12/31/2006.............    $10.90       $13.06            2,565
   1/1/2007 to 12/31/2007.............    $13.06       $14.60            2,324

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

ACCUMULATION UNIT VALUES: With LT5, HAV & EBP or with any combo 5% or HDV & LT5 or GMWB, HDV and EBP



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------
Evergreen VA - Omega

   1/1/2002 to 12/31/2002.................                     --              --
   1/1/2003 to 12/31/2003.................        --           --              --
   1/1/2004 to 12/31/2004.................        --           --              --
   1/1/2005 to 12/31/2005.................        --       $10.52               0
   1/1/2006 to 12/31/2006.................    $10.52       $10.84               0
   1/1/2007 to 12/31/2007.................    $10.84       $11.81               0

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $ 9.97         159,292



* Denotes the start date of these sub-accounts

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                             ACCUMULATION ACCUMULATION     NUMBER OF
                                              UNIT VALUE   UNIT VALUE    ACCUMULATION
                                             AT BEGINNING    AT END    UNITS OUTSTANDING
                                              OF PERIOD    OF PERIOD   AT END OF PERIOD
                                             ------------ ------------ -----------------
AST JP Morgan International Equity Portfolio

   3/19/2007* to 12/31/2007.................    $24.10       $26.09          233,797

AST International Growth

   3/19/2007* to 12/31/2007.................    $22.26       $26.40          715,857

AST International Value

   3/19/2007* to 12/31/2007.................    $20.79       $23.92          246,638

AST Small Cap Growth

   3/19/2007* to 12/31/2007.................    $17.47       $18.11          238,483

AST Neuberger Berman Small-Cap Growth
formerly, AST DeAM Small-Cap Growth
   3/19/2007* to 12/31/2007.................    $10.58       $12.29          291,364

AST Federated Aggressive Growth

   3/19/2007* to 12/31/2007.................    $12.62       $13.64          189,572

AST Small-Cap Value

   3/19/2007* to 12/31/2007.................    $25.10       $23.42          357,717

AST Goldman Sachs Mid-Cap Growth

   3/19/2007* to 12/31/2007.................    $ 4.77       $ 5.43          362,040

AST Neuberger Berman Mid-Cap Value

   3/19/2007* to 12/31/2007.................    $35.44       $35.87          379,524

AST T. Rowe Price Large-Cap Growth

   3/19/2007* to 12/31/2007.................    $15.60       $16.92          156,491

AST MFS Growth

   3/19/2007* to 12/31/2007.................    $ 8.71       $ 9.99          385,830

AST Marsico Capital Growth

   3/19/2007* to 12/31/2007.................    $19.69       $22.29          971,315

AST Alliance Bernstein Core Value

   3/19/2007* to 12/31/2007.................    $15.28       $14.85          396,679

AST Alliance Bernstein Growth & Income

   3/19/2007* to 12/31/2007.................    $28.49       $29.91          507,472

AST Large Cap Value

   3/19/2007* to 12/31/2007.................    $26.11       $25.41          451,318

AST T. Rowe Price Global Bond

   3/19/2007* to 12/31/2007.................    $15.17       $16.31          195,478

AST Lord Abbett Bond-Debenture

   3/19/2007* to 12/31/2007.................    $14.26       $14.68          220,080

AST PIMCO Total Return Bond

   3/19/2007* to 12/31/2007.................    $19.37       $20.48          932,528

AST PIMCO Limited Maturity Bond

   3/19/2007* to 12/31/2007.................    $15.85       $16.61          476,073

AST Money Market

   3/19/2007* to 12/31/2007.................    $13.73       $14.14        2,274,112

                                 Optimum Plus
                Prudential Annuities Life Assurance Corporation
                      Statement of Additional Information

 ACCUMULATION UNIT VALUES: Beneficiary Continuation Option - 1.00% Settlement
                                Service Charge



                                           ACCUMULATION ACCUMULATION     NUMBER OF
                                            UNIT VALUE   UNIT VALUE    ACCUMULATION
                                           AT BEGINNING    AT END    UNITS OUTSTANDING
                                            OF PERIOD    OF PERIOD   AT END OF PERIOD
                                           ------------ ------------ -----------------

AST Western Asset Core Plus Bond Portfolio

   11/19/2007* to 12/31/2007..............    $10.00       $9.99           5,043



* Denotes the start date of these sub-accounts

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-K
                                 ANNUAL REPORT

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                    Years Ended December 31, 2007 and 2006

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements                                                   Page No.
--------------------                                                   --------

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management's Annual Report on Internal Control Over Financial
  Reporting                                                              F-2

Report of Independent Registered Public Accounting Firm                  F-3

Financial Statements:

   Statements of Financial Position December 31, 2007 and 2006           F-4

   Statements of Operations and Comprehensive Income Year ended
     December 31, 2007, Year ended December 31, 2006, and Year ended
     December 31, 2005                                                   F-5

   Statements of Stockholder's Equity Year ended December 31, 2007,
     Year ended December 31, 2006, and Year ended December 31, 2005      F-6

   Statements of Cash Flows Year ended December 31, 2007, Year ended
     December 31, 2006, and Year ended December 31, 2005                 F-7

   Notes to Financial Statements                                         F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2007, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2007.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 14, 2008

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.), formerly known as American Skandia Life Assurance Corporation, at December 31, 2007 and December 31, 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)
New York, New York
March 14, 2008

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
December 31, 2007 and 2006 (in thousands, except share amounts)

                                                           2007        2006
                                                       -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2007: $1,329,042 2006: $1,161,335)  $ 1,335,678  $ 1,174,353
Trading account assets, at fair value                       16,314       18,144
Equity securities available for sale, at fair value
  (cost, 2007: $12,476 2006: $18,487)                       11,599       18,344
Commercial loans                                            38,503       40,846
Policy loans                                                12,965       12,638
Short-term investments                                     143,966       60,872
Other long-term investments                                   (130)       6,105
                                                       -----------  -----------
   Total investments                                     1,558,895    1,331,302
                                                       -----------  -----------
Cash and cash equivalents                                      697          664
Deferred policy acquisition costs                        1,042,823      766,277
Accrued investment income                                   13,258       12,456
Reinsurance recoverable                                    104,083           --
Income taxes receivable                                    215,689      217,768
Valuation of business acquired                             118,566      152,650
Deferred sales inducements                                 558,821      359,815
Receivables from parent and affiliates                      77,693       94,221
Other assets                                                70,852       17,036
Separate account assets                                 41,538,366   35,608,409
                                                       -----------  -----------
TOTAL ASSETS                                           $45,299,743  $38,560,598
                                                       ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                        $ 1,135,095  $   993,260
Future policy benefits and other policyholder
  liabilities                                              228,190      114,854
Payables to parent and affiliates                           53,735       45,667
Cash collateral for loaned securities                       54,077       39,962
Short-term borrowing                                       195,280      159,546
Long-term borrowing                                        680,000      405,000
Future fees payable to Prudential Annuities, Inc.
  ("PAI")                                                   12,171       48,531
Other liabilities                                          254,554      268,497
Separate account liabilities                            41,538,366   35,608,409
                                                       -----------  -----------
Total liabilities                                      $44,151,468  $37,683,726
                                                       -----------  -----------
Commitments and Contingent Liabilities (See Note 11)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                   $     2,500  $     2,500
Additional paid-in capital                                 434,096      334,096
Retained earnings                                          709,142      534,899
Accumulated other comprehensive income (loss)                2,537        5,377
                                                       -----------  -----------
Total stockholder's equity                             $ 1,148,275  $   876,872
                                                       -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $45,299,743  $38,560,598
                                                       ===========  ===========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years ended December 31, 2007, December 31, 2006, and December 31, 2005 (in thousands)

                                                    2007      2006      2005
                                                  --------  --------  --------
REVENUES

Premiums                                          $ 28,201  $ 40,511  $ 23,756
Policy charges and fee income                      707,366   561,295   455,675
Net investment income                               74,625    88,291    92,881
Realized investment gains/(losses), net            (40,972)  (48,035)  (32,121)
Asset management fees                              223,864   167,964   127,401
Other income                                           524       654       393
                                                  --------  --------  --------
Total revenues                                     993,608   810,680   667,985
                                                  --------  --------  --------
BENEFITS AND EXPENSES

Policyholders' benefits                             67,350   101,367    62,973
Interest credited to policyholders' account
  balances                                          92,088    77,137    69,901
General, administrative and other expenses         529,216   430,244   330,645
                                                  --------  --------  --------
Total benefits and expenses                        688,654   608,748   463,519
                                                  --------  --------  --------
Income from operations before income taxes         304,954   201,932   204,466
                                                  --------  --------  --------
Income taxes:
   Current                                              --        67        51
   Deferred                                         10,359     6,148    45,991
                                                  --------  --------  --------
Income tax expense                                  10,359     6,215    46,042
                                                  --------  --------  --------
NET INCOME                                         294,595   195,717   158,424
                                                  --------  --------  --------
Change in net unrealized investment gains
  (losses), net of taxes                            (2,840)    8,249   (23,562)
                                                  --------  --------  --------
COMPREHENSIVE INCOME                              $291,755  $203,966  $134,862
                                                  ========  ========  ========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Stockholder's Equity
Years ended December 31, 2007, December 31, 2006, and December 31, 2005 (in thousands)

                                                                                     Accumulated
                                                 Additional                             Other         Total
                                         Common   Paid-in    Retained    Deferred   Comprehensive Stockholder's
                                         Stock    Capital    Earnings  Compensation Income (Loss)    Equity
                                         ------- ---------- ---------  ------------ ------------- -------------
Balance, December 31, 2004               $ 2,500 $ 484,425  $ 180,759     $ (904)     $ 20,690     $  687,470

Net income                                    --        --    158,424         --            --        158,424
Stock-based compensation                      --      (329)        --         --            --           (329)
Deferred compensation program                 --        --         --        904            --            904
Change in net unrealized investment
  gains (losses), net of taxes                --        --         --         --       (23,562)       (23,562)
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2005               $ 2,500 $ 484,096  $ 339,182     $   --      $ (2,872)    $  822,906
                                         ------- ---------  ---------     ------      --------     ----------
Net income                                    --        --    195,717         --            --        195,717
Distribution from (to) parent                 --  (150,000)        --         --            --       (150,000)
Change in net unrealized investment
  gains (losses), net of taxes                --        --         --         --         8,249          8,249
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2006               $ 2,500 $ 334,096  $ 534,899     $   --      $  5,377     $  876,872
                                         ------- ---------  ---------     ------      --------     ----------
Net income                                    --        --    294,595         --            --        294,595
Cumulative effect of change in
  accounting principle, net of taxes          --        --     (8,153)        --            --         (8,153)
Distribution from(to) parent                  --   100,000   (112,199)        --            --        (12,199)
Change in net unrealized investment
  gains (losses), net of taxes                                                          (2,840)        (2,840)
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2007               $ 2,500 $ 434,096  $ 709,142     $   --      $  2,537     $1,148,275
                                         ======= =========  =========     ======      ========     ==========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Cash Flows
Year ended December 31, 2007, Year ended December 31, 2006, and Year ended December 31, 2005
(in thousands)

                                             2007         2006         2005
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   OPERATING ACTIVITIES:
 Net income                              $   294,595  $   195,717  $   158,424
 Adjustments to reconcile net
   income to net cash from
   operating activities:
    Realized investment losses, net           40,972       48,035       32,121
    Amortization and depreciation             33,191       40,209       47,974
    Cumulative effect of accounting
      change, net of taxes                        --           --           --
    Interest credited to
      policyholders' account
      balances                                67,650       60,215       60,058
    Change in:
        Policy reserves                      143,716       45,088       18,688
        Accrued investment income             (1,081)       4,392        5,474
        Trading account assets                 1,830       12,633       16,538
        Net receivable/payable to
          affiliates                          24,596      (42,150)      24,963
        Deferred sales inducements          (202,582)    (132,400)     (74,999)
        Deferred policy acquisition
          costs                             (285,758)    (239,470)    (227,619)
        Income taxes payable
          (receivable)                        10,251        7,513       28,015
        Other, net                          (199,031)     (91,066)      (8,487)
                                         -----------  -----------  -----------
 Cash Flows From (Used In)
   Operating Activities                      (71,651)     (91,283)      81,150
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   INVESTING ACTIVITIES:
 Proceeds from the sale/maturity of:
    Fixed maturities, available for
      sale                                 2,163,531    3,594,021    2,199,373
    Equity securities, available
      for sale                                    --           --        1,000
    Shares in equities, available
      for sale                                 5,000           --           --
    Commercial loans                           2,866           --           --
    Policy loans                               2,426        1,548          503
    Other long-term investments                3,922        5,358           --
 Payments for the
   purchase/origination of:                       --           --           --
    Fixed maturities, available for
      sale                                (2,313,080)  (3,226,546)  (2,048,890)
    Commercial loans                            (675)     (34,846)      (6,000)
    Policy loans                              (2,753)      (2,407)      (1,935)
    Other long-term investments               (4,401)      (6,104)          --
 Other short-term investments, net           (83,094)     148,819      211,762
                                         -----------  -----------  -----------
 Cash Flows From (Used in)
   Investing Activities                     (226,258)     479,843      355,813
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   FINANCING ACTIVITIES:
    Capital contribution from (to)
      Parent                                 100,000     (150,000)          --
    Dividend to parent                      (112,199)          --           --
    Decrease in future fees payable
      to PAI, net                            (36,360)     (64,619)     (87,447)
    Cash collateral for loaned
      securities                              14,115     (134,025)    (117,312)
    Securities sold under agreement
      to repurchase                               --       (7,147)     (26,226)
    Proceeds from the issuance of
      debt (maturities longer than
      90 days)                               350,000      300,000           --
    Repayments of debt (maturities
      longer than 90 days)                   (75,000)     (30,000)          --
    Net increase (decrease) in
      short-term borrowing                    35,734      (49,038)      68,221
    Drafts outstanding                       (27,853)      38,736      (88,620)
    Policyholders' account balances
        Deposits                           1,801,795    1,211,772      951,563
        Withdrawals                       (1,752,290)  (1,507,082)  (1,206,489)
                                         -----------  -----------  -----------
 Cash Flows From (Used in)
   Financing Activities                      297,942     (391,403)    (506,310)
                                         -----------  -----------  -----------
    Net increase (decrease) in cash
      and cash equivalents                        33       (2,843)     (69,347)
    Cash and cash equivalents,
      beginning of period                        664        3,507       72,854
                                         -----------  -----------  -----------
 CASH AND CASH EQUIVALENTS, END OF
   PERIOD                                $       697  $       664  $     3,507
                                         ===========  ===========  ===========
 SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid (received)         $       106  $    (1,297) $    (2,540)
                                         -----------  -----------  -----------
    Interest paid                        $    28,721  $    45,689  $     4,783
                                         -----------  -----------  -----------

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

1. BUSINESS

Prudential Annuities Life Assurance Corporation (the "Company", "we", or "our"), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement (the "Acquisition Agreement") with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition") and would be authorized to use the American Skandia name through April, 2008. On May 1, 2003, the Acquisition was consummated. Thus, the Company is now an indirect wholly owned subsidiary of Prudential Financial. During 2007, we began the process of changing the Company's name and names of various legal entities that include the "American Skandia" name, as required by the terms of the Acquisition. The Company's name was changed effective
January 1, 2008.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. ("PAD"), formerly known as American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc. , the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, PAI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2007, PAI made a capital contribution of $100 million to the Company. The Company received no capital contributions during 2006 and 2005.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC"), valuation of business acquired (VOBA) and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC, VOBA, valuation of investments including derivatives, future policy benefits including guarantees, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

Trading account assets, at fair value, represent the equity securities held in support of a deferred compensation plan. Such investments are carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is deemed as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses are reported in "Realized investment (losses), net."

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, as well as the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation ("FIN") No. 39. As discussed in detail below, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Realized investment (losses), net are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in "Realized investment (losses) gains, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and
(4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value".

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General and administrative expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)." DAC amortization is reflected in "General and administrative expenses."

Deferred acquisition costs are amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See "New Accounting Pronouncements" for additional information.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees". Separate account liabilities primarily represent the contractholder's account balance in separate account assets.

Deferred sales inducements

The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Other assets and other liabilities

"Other assets" consists primarily of accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2006, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract holder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract holder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 1.25% to 8.25% at December 31, 2007 and 2006.

Revenues for variable life insurance contracts consist of charges against contract holder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are considered embedded derivatives. These contracts are discussed in further detail in Note 6.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Income taxes

Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Share-based Payments

The Company adopted Statement of Financial Accounting Standards ("SFAS")
No. 123(R), "Share-based Payment" on January 1, 2006, using the modified prospective application transition method prescribed by this standard. This standard requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. The Company had previously adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new stock options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and, therefore, the adoption of SFAS No. 123(R) had no impact to the Company's financial condition or results of operations with respect to the unvested employee options.

New accounting pronouncements

In November 2007, the staff of the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 109, "Written Loan Commitments Recorded at Fair Value Through Earnings." SAB 109 revises and rescinds portions of SAB 105, "Application of Accounting Principles to Loan Commitments." Specifically, SAB 109 states that the expected net future cash flows related to the associated servicing of the loan should be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. SAB 109 is effective for all written loan commitments recorded at fair value that are entered into, or substantially modified, in fiscal quarters beginning after December 15, 2007. The Company will adopt SAB 109 effective January 1, 2008 for its loan commitments that are recorded at fair value through earnings. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not anticipated to have a material effect on the Company's financial position or results of operations.

In April 2007, the FASB issued FSP FIN 39-1, "Amendment of FASB Interpretation No. 39." FSP FIN 39-1 modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts," and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In September 2006, the staff of the SEC issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in SAB 108 express the staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets." This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 8 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company adopted SOP 05-1 effective January 1, 2007. The effect of initially adopting SOP 05-1 was a charge to the opening balance of retained earnings of $14.7 million before tax, $9.5 million net of taxes, which was reported as a "Cumulative effect of a change in accounting principle, net of taxes" in the Statement of Stockholder's Equity for the twelve months ended December 31, 2007.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities (excluding investments classified as trading) as of December 31:

                                                       2007
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $  105,498  $   971    $    --   $  106,469
   Obligations of U.S. states, and
     their political subdivisions        1,910      399          1        2,308
   Foreign government bonds              6,043      603         96        6,550
   Asset backed securities             131,315      305      7,984      123,636
   Commercial mortgage backed
     securities                        242,925    4,852         50      247,727
   Residential mortgage-backed
     securities                        192,304    3,144          1      195,447
   Public utilities                    136,771    1,929        752      137,948
   All other corporate bonds           512,276    6,923      3,606      515,593
                                    ----------  -------    -------   ----------
Total fixed maturities available
  for sale                          $1,329,042  $19,126    $12,490   $1,335,678
                                    ==========  =======    =======   ==========
Equity securities available for
  sale                              $   12,476  $    --    $   877   $   11,599
                                    ==========  =======    =======   ==========

                                                       2006
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $   20,109  $   337     $   11   $   20,435
   Obligations of U.S. states, and
     their political subdivisions        1,973      419          1        2,391
   Foreign government bonds             10,821      836         --       11,657
   Asset backed securities             146,752    1,087        265      147,574
   Commercial mortgage backed
     securities                        160,048    2,827         29      162,846
   Residential mortgage-backed
     securities                        156,327    2,242        143      158,426
   Public utilities                    114,662    1,656        574      115,744
   All other corporate bonds           550,642    8,169      3,531      555,280
                                    ----------  -------     ------   ----------
Total fixed maturities available
  for sale                          $1,161,334  $17,573     $4,554   $1,174,353
                                    ==========  =======     ======   ==========
Equity securities available for
  sale                              $   18,487  $     9     $  152   $   18,344
                                    ==========  =======     ======   ==========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2007 is shown below:

                                                           Available for sale
                                                          ---------------------
                                                          Amortized
                                                            Cost     Fair Value
                                                          ---------- ----------
                                                             (in thousands)
Due in one year or less                                   $   31,542 $   31,623
Due after one year through five years                        524,949    530,353
Due after five years through ten years                       213,077    213,276
Due after ten years                                          124,245    117,253
Commercial mortgage backed securities                        242,925    247,727
Residential mortgage-backed securities                       192,304    195,446
                                                          ---------- ----------
Total                                                     $1,329,042 $1,335,678
                                                          ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date. The following table depicts the sources of fixed maturity proceeds and related

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                               2007        2006        2005
                                            ----------  ----------  ----------
                                                      (in thousands)
 Fixed maturities, available for sale:
 Proceeds from sales                        $2,131,667  $3,573,598  $2,155,754
 Proceeds from maturities/repayments            63,627      20,350      49,472
 Gross investment gains from sales,
   prepayments and maturities                   13,325       5,965       5,966
 Gross investment losses from sales and
   maturities                                   (4,248)    (32,082)    (17,397)

Commercial Loans

The following table provides the breakdown of the gross carrying values of commercial loans by property type as of December 31:

                                                                 2007    2006
                                                               -------  -------
                                                                (in thousands)
Commercial loans by property type
Office buildings                                               $ 5,971  $ 6,099
Retail stores                                                    3,934    3,918
Apartment complexes                                             10,912   10,692
Agricultural properties                                          7,930    8,205
Other                                                            9,924   11,932
                                                               -------  -------
   Subtotal Commercial Loans                                   $38,671  $40,846
                                                               -------  -------
Allowance for losses on collateralized loans                      (168) $     0
                                                               -------  -------
   Total Commercial Loans                                      $38,503  $40,846
                                                               =======  =======

The following table sets forth the breakdown of our commercial loan portfolio by contractual maturity as of December 31:

                                                                      2007
                                                                 --------------
                                                                 (in thousands)
Maturing in 2011                                                    $28,663
Maturing in 2013                                                      5,451
Maturing in 2016                                                      4,557
                                                                    -------
   Total Commercial Loans                                           $38,671
                                                                    =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                                      2007
                                                                 --------------
                                                                 (in thousands)
Joint ventures and limited partnerships                             $ 2,514
Derivatives                                                          (2,644)
                                                                    -------
Total other long-term investments                                   $  (130)
                                                                    =======

                                                                      2006
                                                                 --------------
                                                                 (in thousands)
Joint ventures and limited partnerships                              $6,063
Derivatives                                                              42
                                                                     ------
Total other long-term investments                                    $6,105
                                                                     ======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for 2007, 2006, and 2005:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2007         2006         2005
                                         ------------ ------------ ------------
                                                     (in thousands)
Fixed maturities - available for sale      $67,273      $82,976      $ 87,920
Equity securities - available for sale       1,226        1,254           752
Policy loans                                   742          702           627
Short-term investments and cash
  equivalents                                6,345        9,937        10,495
Other                                        4,124        2,504         2,316
                                           -------      -------      --------
Gross investment income                     79,710       97,373       102,110
                                           -------      -------      --------
   Less: investment expenses                (5,085)      (9,082)       (9,229)
                                           -------      -------      --------
Net investment income                      $74,625      $88,291      $ 92,881
                                           =======      =======      ========

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 were from the following sources:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2007         2006         2005
                                         ------------ ------------ ------------
                                                     (in thousands)
 Fixed maturities                          $  9,078     $(26,155)    $(11,431)
 Equity securities - available for sale      (1,010)        (858)          --
 Derivatives                                (48,872)     (21,022)     (20,690)
 Mortgage loans                                (168)          --           --
                                           --------     --------     --------
 Realized investment gains (losses), net   $(40,972)    $(48,035)    $(32,121)
                                           ========     ========     ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as "available for sale" are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows (in thousands):

                                                                  Deferred Policy
                                                                    Acquisition                 Accumulated Other
                                                                     Costs and     Deferred   Comprehensive Income
                                                   Net Unrealized  Valuation of   Income Tax  (Loss) Related To Net
                                                   Gains (Losses)    Business     (Liability) Unrealized Investment
                                                   on Investments    Acquired       Benefit      Gains (Losses)
                                                   -------------- --------------- ----------- ---------------------
Balance, December 31, 2004                            $ 34,321        $(2,319)     $(11,312)        $ 20,690
Net investment gains (losses) on investments
  arising during the period                            (51,100)            --            --          (51,100)
Reclassification adjustment for losses (gains)
  included in net income                                11,431             --            --           11,431
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                            --          3,221        12,886           16,107
                                                      --------        -------      --------         --------
Balance, December 31, 2005                              (5,348)           902         1,574           (2,872)
Net investment gains (losses) on investments
  arising during the period                             (8,789)            --            --           (8,789)
Reclassification adjustment for losses (gains)
  included in net income                                27,013             --            --           27,013
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                            --         (5,453)       (4,522)          (9,975)
                                                      --------        -------      --------         --------
Balance, December 31, 2006                              12,876         (4,551)       (2,948)           5,377
Net investment gains (losses) on investments
  arising during the period                            (15,184)                                      (15,184)
Reclassification adjustment for losses (gains)
  included in net income                                 8,068             --            --            8,068
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                                        2,720         1,556            4,276
                                                      --------        -------      --------         --------
Balance, December 31, 2007                            $  5,760        $(1,831)     $ (1,392)        $  2,537

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                       2007     2006     2005
                                                      ------  -------  -------
                                                           (in thousands)
 Fixed maturities                                     $6,637  $13,018  $(5,208)
 Equity securities, available for sale                  (877)    (142)    (140)
                                                      ------  -------  -------
 Unrealized gains (losses) on investments             $5,760  $12,876  $(5,348)
                                                      ======  =======  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturities and equity securities have been in a continuous unrealized loss position, as of December 31, 2007 and 2006:

                                                                             Twelve months
                                                   Less than twelve months      or more               Total
                                                   ----------------------- ------------------ ---------------------
                                                               Unrealized   Fair   Unrealized            Unrealized
                                                   Fair Value    Losses     Value    Losses   Fair Value   Losses
                                                   ----------  ----------  ------- ---------- ---------- ----------
                                                                           (in thousands)
2007
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies             $  105,498    $   --    $    --   $   --   $  105,498  $    --
State, municipalities and political subdivisions        1,858        --         51        1        1,909        1
Foreign government bonds                                5,947        96         --       --        5,947       96
Corporate securities                                  589,861     1,706     54,827    2,653      644,688    4,359
Commercial mortgage-backed securities                 241,309        49      1,565        1      242,874       50
Asset backed securities                               123,144     7,971        189       12      123,333    7,983
Residential mortgage-backed securities                191,269        --      1,034        1      192,303        1
                                                   ----------    ------    -------   ------   ----------  -------
Total fixed maturities, available for sale         $1,258,886    $9,822    $57,666   $2,668   $1,316,552  $12,490
                                                   ==========    ======    =======   ======   ==========  =======
Total equity securities, available for sale        $   11,599    $  877    $    --   $   --   $   11,599  $   877
                                                   ==========    ======    =======   ======   ==========  =======

                                                                               Twelve months
                                                   Less than twelve months        or more                Total
                                                   ----------------------- --------------------- ---------------------
                                                               Unrealized             Unrealized            Unrealized
                                                   Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                                   ----------  ----------  ---------- ---------- ---------- ----------
                                                                            (in thousands)
2006
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies              $ 3,784      $    4     $    636    $    7    $  4,420    $   11
State, municipalities and political subdivisions         51           1           --        --          51         1
Foreign government bonds                                 --          --           --        --          --        --
Corporate securities                                 67,225         971       86,140     3,135     153,365     4,106
Commercial mortgage-backed securities                12,748          29           --        --      12,748        29
Asset backed securities                              10,918          13       10,006       252      20,924       265
Residential mortgage-backed securities                   --          --        4,112       143       4,112       143
                                                    -------      ------     --------    ------    --------    ------
Total fixed maturities, available for sale          $94,726      $1,018     $100,894    $3,537    $195,620    $4,555
                                                    =======      ======     ========    ======    ========    ======
Total equity securities, available for sale         $ 6,437      $    3     $ 11,898    $  149    $ 18,335    $  152
                                                    =======      ======     ========    ======    ========    ======

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $13.3 million of gross unrealized losses and $19.1 million of gross unrealized gains. Gross unrealized losses includes $2.7 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $980 thousand. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

As of December 31, 2006, unrealized gains (losses) on fixed maturities and equity securities was comprised of $4.7 million of gross unrealized losses and $17.6 million of gross unrealized gains. Gross unrealized losses includes $3.5 million of gross losses that

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $896 thousand. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2007 and 2006 there were no fixed maturities available for sale pledged to third parties.

Fixed maturities of $4.8 million and $4.8 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, are as follows (in thousands):

                                                  2007        2006      2005
                                               ----------  ---------  --------
 Balance, beginning of year                    $  766,277  $ 528,899  $300,901
 Capitalization of commissions, sales and
   issue expenses                                 442,265    343,907   278,823
 Amortization                                    (156,507)  (104,438)  (51,206)
 Changes in unrealized investment gains and
   losses                                             323     (2,091)      381
 Impact of adoption of SOP 05-1                    (9,535)        --        --
                                               ----------  ---------  --------
 Balance, end of year                          $1,042,823  $ 766,277  $528,899
                                               ==========  =========  ========

5. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 is as follows (in thousands):

                                                    2007      2006      2005
                                                  --------  --------  --------
Balance, beginning of period                      $152,650  $196,023  $234,167
Amortization(1)                                    (41,260)  (50,154)  (53,400)
Interest(2)                                          7,743    10,143    12,416
Change in unrealized gains/losses                    2,397    (3,362)    2,840
Impact of adoption of SOP 05-1                      (2,964)       --        --
                                                  --------  --------  --------
Balance, end of period                            $118,566  $152,650  $196,023
                                                  ========  ========  ========
--------
(1) The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2) The interest accrual rate was 5.78% for the VOBA related to the businesses acquired.

Estimated future net amortization of VOBA as of December 31, 2007 is as follows (in thousands):

 2008                                                                  $ 27,883
 2009                                                                    20,883
 2010                                                                    15,289
 2011                                                                    11,483
 2012                                                                     8,465
 2013 and thereafter                                                     34,563
                                                                       --------
 Total                                                                 $118,566
                                                                       ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits". In 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawals, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                              December 31, 2007           December 31, 2006
                                         --------------------------- ---------------------------
                                                            At                          At
                                                      Annuitization/              Annuitization/
                                         In the Event  Accumulation  In the Event  Accumulation
                                           of Death        (1)         of Death        (1)
                                         ------------ -------------- ------------ --------------
                                                             (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                            $34,423,177            N/A  $29,966,235            N/A
Net amount at risk                       $ 1,196,837            N/A  $ 1,487,636            N/A
Average attained age of contractholders   60.7 years            N/A   60.4 years            N/A

Anniversary contract value or minimum
  return
Account value                            $ 7,726,079   $ 23,836,127  $ 6,134,514   $ 16,783,019
Net amount at risk                       $   486,519   $    177,330  $   502,628   $      3,151
Average attained age of contractholders   62.3 years     59.4 years   62.2 years     58.7 years
Average period remaining until expected
  annuitization                                  N/A      4.8 years          N/A      5.6 years

--------
(1) Includes income and withdrawal benefits described herein

                                        December 31, 2007   December 31, 2006
                                       ------------------- -------------------
                                       Unadjusted Adjusted Unadjusted Adjusted
                                         Value     Value     Value     Value
                                       ---------- -------- ---------- --------
 Market value adjusted annuities
 Account value                          $950,514  $948,983  $863,803  $871,795

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                   December 31,   December 31,
                                                       2007           2006
                                                  -------------- --------------
                                                  (in thousands) (in thousands)
Equity funds                                       $16,584,770    $18,154,855
Bond funds                                           4,149,175      4,470,488
Balanced funds                                      16,108,177      8,733,521
Money market funds                                   1,943,205      1,630,531
Specialty funds                                      2,384,341      2,247,531
                                                   -----------    -----------
   Total                                           $41,169,668    $35,236,926
                                                   ===========    ===========

In addition to the above mentioned amounts invested in separate account investment options, $979.6 million and $863.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2007 and 2006, respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB, GMWB, and GMIWB are included in "Future policy benefits." The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                               GMWB/
                                       GMDB    GMAB    GMIWB    GMIB    Totals
                                     -------  ------  -------  ------  -------
                                                   (in thousands)
 Balance as of January 1, 2005        26,300      --       --     700   27,000
                                     -------  ------  -------  ------  -------
    Incurred guarantee benefits (1)   35,500   2,500   (3,000)  1,700   36,700
    Paid guarantee benefits          (35,800)     --       --      --  (35,800)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2005      26,000   2,500   (3,000)  2,400   27,900
                                     =======  ======  =======  ======  =======
    Incurred guarantee benefits (1)   49,510  (3,640) (28,962)  1,948   18,857
    Paid guarantee benefits          (31,088)     --       --      --  (31,088)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2006      44,422  (1,140) (31,962)  4,348   15,669
                                     =======  ======  =======  ======  =======
    Incurred guarantee benefits (1)   28,837   8,053  128,958  (2,025) 163,823
    Paid guarantee benefits          (30,411)     --       --      --  (30,411)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2007      42,848   6,913   96,996   2,323  149,081
                                     =======  ======  =======  ======  =======
--------
(1) Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If the markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB feature guarantees the contractholder's ability to withdraw amounts equal to an initial principal value (the "GMWB Protected Value"), regardless of the impact of market performance on the contractholder's account value. The GMWB Protected Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following election of GMWB. The initial GMWB Protected Value is equal to the greater of (a) the account value on the date that GMWB is elected, plus any additional purchase payments (and credits, for bonus annuities) before the date of the first withdrawal or
(b) the account value of as the date of the first withdrawal. The contractholder also has the option, after a specified period of time, to reset the GMWB Protected Value to the then-current account value, if greater.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant's life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company's exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If the markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                                     Sales
                                                                  Inducements
                                                                 --------------
                                                                 (in thousands)
Beginning Balance as of January 1, 2005                             $144,400
   Capitalization                                                     99,600
   Amortization                                                      (16,600)
                                                                    --------
Balance as of December 31, 2005                                      227,400
                                                                    --------
   Capitalization                                                    167,013
   Amortization                                                      (34,598)
                                                                    --------
Balance as of December 31, 2006                                      359,815
                                                                    ========
   Capitalization                                                    263,992
   Amortization                                                      (64,986)
                                                                    --------
Balance as of December 31, 2007                                     $558,821
                                                                    ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

7. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GMAB features. These features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 12 for further details around the affiliated reinsurance agreements.

The effect of reinsurance for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, was as follows (in thousands):

                                              Unaffiliated Affiliated
                                      Gross      Ceded       Ceded       Net
                                    --------  ------------ ---------- --------
2007
Policy charges and fee income       $736,064    $(28,698)   $     --  $707,366
Realized investment (losses)
  gains, net                        $(94,469)   $     --    $ 53,497  $(40,972)
Policyholders' benefits             $ 68,212    $   (862)   $     --  $ 67,350
General, administrative and other
  expenses                          $535,947    $ (5,560)   $ (1,171) $529,216

2006
Policy charges and fee income       $586,985    $(25,690)   $     --  $561,295
Realized investment (losses)
  gains, net                        $ 31,053    $     --    $(79,088) $(48,035)
Policyholders' benefits             $101,748    $   (381)   $     --  $101,367
General, administrative and other
  expenses                          $435,721    $ (5,450)   $    (27) $430,244

2005
Policy charges and fee income       $484,645    $(28,970)   $     --  $455,675
Realized investment (losses)
  gains, net                        $ (8,326)   $     --    $(23,795) $(32,121)
Policyholders' benefits             $ 67,244    $ (4,271)   $     --  $ 62,973
General, administrative and other
  expenses                          $336,856    $ (6,211)   $     --  $330,645

The Company's Statements of Financial Position also included a reinsurance recoverable from Pruco Re of $104.1 million at December 31, 2007.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

8. INCOME TAXES

The components of income tax expense for the year ended December 31, 2007, December 31, 2006, and December 31, 2005 are as follows:

                                                       2007    2006     2005
                                                     -------  ------- --------
Current tax expense:
   U.S. and foreign                                  $     0  $    67 $     51
                                                     -------  ------- --------
   Total                                             $     0  $    67 $     51
                                                     -------  ------- --------
Deferred tax expense:
   U.S. and foreign                                  $10,056  $ 5,759 $ 45,202
   State and local                                       303      389      789
                                                     -------  ------- --------
   Total                                             $10,359  $ 6,148 $ 45,991
                                                     -------  ------- --------
Total income tax expense on income from operations   $10,359  $ 6,215 $ 46,042
Other comprehensive income (loss)                     (1,556)   4,521  (12,884)
Cumulative effect of changes in accounting policy     (6,617)       0        0
                                                     -------  ------- --------
Total income tax expense                             $ 2,186  $10,736 $ 33,158
                                                     =======  ======= ========

The income tax expense for the years ended December 31, 2007, December 31, 2006, and December 31, 2005, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
Expected federal income tax expense               $106,734  $ 70,676  $ 71,563
   Non taxable investment income                   (78,437)  (56,133)  (22,747)
   Tax credits                                      (7,367)   (9,463)   (4,841)
   Prior year adjustments                          (11,094)      565       899
   State income taxes, net of federal benefit          197       253       513
   Other                                               326       317       655
                                                  --------  --------  --------
   Total income tax expense                       $ 10,359  $  6,215  $ 46,042
                                                  ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                2007     2006
                                                              -------- --------
                                                               (in thousands)
 Deferred tax assets
    Insurance reserves                                        $318,649 $290,768
    Net operating loss carryforwards                           188,038  114,662
    Tax credit carryforwards                                    27,823   22,007
    Compensation reserves                                        6,428    8,198
    Income taxed in advance                                      4,777   15,734
    Other                                                       10,424   21,045
                                                              -------- --------
    Deferred tax assets                                       $556,139 $472,414
                                                              -------- --------
 Deferred tax liabilities
    VOBA and deferred acquisition cost                        $340,577 $250,757
    Net unrealized gains                                         2,039    4,558
    Other                                                          191      193
                                                              -------- --------
    Deferred tax liabilities                                  $342,807 $255,508
                                                              -------- --------
 Net deferred tax asset                                       $213,332 $216,906
                                                              ======== ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

8. INCOME TAXES (continued)

The Company's federal and state net operating loss carryforwards, totaling approximately $531 million, will expire if not used, between 2019 and 2022. The company's tax credit carryforwards, totaling approximately $28 million, will expire if not used, between 2014 and 2017.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company's income tax liability and an increase to retained earnings of $1.4 million as of January 1, 2007.

The Company had no unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes does not include a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company's 2007 results.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service's new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management's expectation this new program will significantly shorten the time period between the Company's filing of its federal income tax return and the Service's completion of its examination of the return.

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $106.0 million, $110.2 million, and $(31.4) million, for the years ended December 31, 2007, 2006, and 2005, respectively. Statutory surplus of the Company amounted to $438.3 million and $327.2 million at December 31, 2007 and 2006, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2007 earnings, there is capacity to pay a dividend of $105.0 million without prior approval in 2008.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments.

Fixed maturities and Equity securities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the security.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities, equity securities, policy loans, trading securities, short-term investments, cash and cash equivalents, separate account assets and liabilities, and long-term and short-term borrowing.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                     2007                       2006
                          -------------------------- --------------------------
                                         Estimated                  Estimated
                          Carrying Value Fair Value  Carrying Value Fair Value
                          -------------- ----------- -------------- -----------
                                             (in thousands)
 Financial assets:
    Fixed maturities       $ 1,335,678   $ 1,335,678  $ 1,174,353   $ 1,174,353
    Trading securities          16,314        16,314       18,144        18,144
    Equity securities           11,599        11,599       18,344        18,344
    Commercial Loans            38,503        39,514       40,846        41,104
    Policy loans                12,965        12,965       12,638        12,638
    Short-term
      investments              143,966       143,966       60,872        60,872
    Cash and cash
      equivalents                  697           697          664           664
    Separate account
      assets                41,538,366    41,538,366   35,608,409    35,608,409

 Financial liabilities:
    Short-term borrowing   $   195,280   $   195,280  $   159,546   $   159,546
    Long-term borrowing        680,000       680,000      405,000       405,000
    Separate account
      liabilities           41,538,366    41,538,366   35,608,409    35,608,409

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

11. CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings:

The Company has commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the Acquisition. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the Acquisition Agreement.

Commencing in 2003, the Company received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by the Company and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by the Company to the authorities investigating its companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, the Company believes these discussions are likely to lead to settlements with these authorities by it or its affiliates. Any regulatory settlement involving the Company and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial purchased the Company and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to the Company and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's businesses.

During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs. The Company's consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. The Company contacted state insurance regulators and commenced Phase I of its outreach to customers on November 12, 2007. The Company has advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

From January 2006 to May 2007, thirty complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against the Company and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

11. CONTINGENT LIABILITIES AND LITIGATION (continued)

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

12. RELATED PARTY TRANSACTIONS

In addition to the following related party transactions, the Company has extensive transactions and relationships with PAI and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASISI related to this agreement was $178.5 million, $121.9 million, and $82.3 million, for the year ended December 31 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $5.3 million, $6.5 million, and $8.6 million, for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $3.9 million, $3.1 million, and $2.5 million, for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2007 are as follows (in thousands):

                                                               Lease  Sub-Lease
                                                              ------- ---------
 2008                                                         $ 8,603  $ 3,895
 2009                                                           8,565    3,296
 2010                                                           8,377    3,126
 2011                                                           8,377    3,015
 2012                                                           7,377    1,231
 2013 and thereafter                                           11,532    1,069
                                                              -------  -------
 Total                                                        $52,831  $15,632
                                                              =======  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products, which commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD during the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 were $498.1 million, $384.4 million, and $312.3 million, respectively.

Reinsurance Agreements

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5"). The coinsurance agreement entered into with The Prudential Insurance Company of America ("Prudential Insurance") in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance. Fees ceded under these agreements, included in "Realized investments (losses) gains, net" on the financial statements, were $38.3 million, $20.8 million, and $3.8 million for 2007, 2006, and 2005, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $7.9 million as of December 31, 2007 and $42 thousand as of December 2006.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $9.5 million as of December 31, 2007 and $2.0 million as of December 2006.

During 2004, the Company entered into two reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with Prudential Insurance providing for the reinsurance of its guaranteed minimum withdrawal benefit feature ("GMWB"). Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $3.5 million, $3.1 million, and $2.4 million for 2007, 2006, and 2005, respectively. The Company also entered into a 100% coinsurance agreement with Pruco Re providing for the reinsurance of its guaranteed return option ("GRO"). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $23.5 million, $19.1 million, and $16.2 million for 2007, 2006, and 2005, respectively.

Debt Agreements

Short-term and Long-term borrowings

On December 31, 2007 the Company entered into a $350 million loan with Prudential Funding LLC. This loan had an interest rate of 5.47%. The loan was subsequently rolled over on January 11, 2008 as a PFI loan with a new interest rate of 5.26% and new maturity date of January 15, 2013. Accrued interest payable was $53 thousand as of December 31, 2007.

On December 14, 2006, the Company entered into a $300 million loan with Prudential Financial. This loan has an interest rate of 5.18% and matures on December 14, 2011. The total related interest expense to the Company was $15.6 million as of December 31, 2007. Accrued interest payable was $777 thousand as of December 31, 2007 and $734 thousand as of December 31, 2006.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.52% and matures on March 11, 2008. The total related interest expense to the Company was $1.8 million for the year ended December 31, 2007 and $1.6 million for the year ended
December 31, 2006. Accrued interest payable was and $101 thousand as of December 31, 2007 and $96 thousand as of December 31, 2006.

On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan had an interest rate of 2.78% and matured on March 10, 2005. The loan was subsequently rolled over with a new interest rate of 5.67% and new maturity date of March 12, 2007. Interest paid related to these borrowings was $503 thousand for the year ended December 31, 2007, $2.4 million for the year ended December 31, 2006, $1.6 million for the year ended
December 31, 2005 and $248 thousand for the year ended December 31, 2004. Accrued interest payable was $142 thousand as of December 31, 2006.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan had an interest rate of 5.67% and matured on March 12, 2007. The total related interest expense to the Company was $336 thousand for the year ended December 31, 2007 and $1.6 million for the year ended
December 31, 2006. Accrued interest payable was $95 thousand as of December 31, 2006.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $2.8 million, $8.7 million, $1.7 million, and $678 thousand for the year ended December 31, 2007, December 31, 2006, December 31, 2005, and December 31, 2004, respectively. As of December 31, 2007 and 2006, $195.3 million and $159.5 million, respectively, was outstanding under this credit facility. Accrued interest payable was $824 thousand and $515 thousand as of December 31, 2007 and 2006, respectively.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, PAI through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the Acquisition, the notes issued by PAI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for PAI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, PAI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to PAI would be $14.2 million and $56.2 million as of December 31, 2007 and 2006, respectively.

Payments, representing fees and charges in the aggregate amount, respectively of $46.7 million, $74.8 million, $96.6 million, were made by the Company to PAI during the year ended December 31 2007, year ended December 31, 2006 and year ended December 31, 2005. Related expense of $10.4 million, $10.1 million and $9.2 million, respectively has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to PAI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

The present values of the transactions that are still active as of 12/31/2007 as of the respective effective date were as follows (dollars in thousands):

             Closing    Effective     Contract Issue     Discount    Present
Transaction    Date        Date           Period           Rate       Value
----------- ----------  ----------  ------------------  ----------  ----------
 2000-1       3/22/00     2/1/00     8/1/99 - 1/31/00         7.5%     169,459
 2000-2       7/18/00     6/1/00     2/1/00 - 4/30/00        7.25%      92,399
 2000-3       1/18/01    12/1/00     5/1/00 - 10/31/00       7.25%     107,138
 2000-4      12/28/00    12/1/00     1/1/98 - 10/31/00       7.25%     107,291
 2002-1       4/12/02     3/1/02    11/1/00 - 12/31/01        6.0%     101,713

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to PAI as of December 31, 2007, according to a revised amortization schedule, are as follows (in thousands):

 Year                                                                   Amount
 ----                                                                   -------
 2008                                                                   $11,421
 2009                                                                       750
                                                                        -------
 Total                                                                  $12,171
                                                                        =======

13. LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2007, year ended December 31, 2006, and year ended
December 31 2005, was $4.0 million, $3.3 million, and $3.0 million, respectively. Sub-lease rental income was $1.0 million, $635 thousand, and $405 thousand for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31 2005. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2007 are as follows (in thousands):

                                                               Lease  Sub-Lease
                                                              ------- ---------
 2008                                                         $ 3,491  $1,462
 2009                                                           3,492   1,210
 2010                                                           3,492   1,242
 2011                                                           3,201   1,270
 2012                                                               0       0
 2013 and thereafter                                                0       0
                                                              -------  ------
 Total                                                        $13,676  $5,184
                                                              =======  ======

14. EMPLOYEE BENEFITS

The Company's employees are covered by funded non-contributory defined benefit pension plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

The Company has no legal obligation for benefits under these plans.

Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

Postretirement benefits are accounted for in accordance with SFAS No. 158, Employers Accounting for Defined Benefit Pension and Other Postretirement Plans.

The Company's share of net expense for the pension plans was $3.9 million, $4.3 million and $3.1 million for the twelve months ended December 31, 2007, twelve months ended December 31, 2006, and twelve months ended December 31, 2005, respectively.

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.9 million, $1.5 million, and $1.4 million in 2007, 2006, and 2005, respectively.

15. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract holders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

16. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
 2007
 Total revenues                      $229,508 $246,402   $247,236    $270,462
 Total benefits and expenses          168,875  181,004    148,166     190,609
 Income (loss) from operations
   before income taxes and
   cumulative effect of accounting
   change                              60,633   65,398     99,070      79,853
 Net income (loss)                   $ 52,033 $ 66,211   $ 89,735    $ 86,616

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
 2006
 Total revenues                      $178,823 $191,201   $217,304    $223,352
 Total benefits and expenses          136,437  134,426    169,589     168,295
 Income (loss) from operations
   before income taxes and
   cumulative effect of accounting
   change                              42,386   56,775     47,715      55,057
 Net income (loss)                   $ 37,555 $ 54,551   $ 41,170    $ 62,441

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                          SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           AST American  AST American
                                                  AST        AST T. Rowe     Century       Century
                                           AllianceBernstein Price Large-    Income &     Strategic      AST Money
                                            Growth & Income   Cap Growth      Growth      Allocation      Market
                                               Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                           ----------------- ------------  ------------  ------------  --------------
ASSETS
  Investment in the portfolios, at value..  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            --------------   ------------  ------------  ------------  --------------
  Net Assets..............................  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            ==============   ============  ============  ============  ==============

NET ASSETS, representing:
  Accumulation units......................  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            --------------   ------------  ------------  ------------  --------------
                                            $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            ==============   ============  ============  ============  ==============

  Units outstanding.......................     100,698,285     33,935,991    18,554,889    12,598,695     161,788,166
                                            ==============   ============  ============  ============  ==============

  Portfolio shares held...................      80,567,686     35,147,445    18,983,371    12,460,409   1,920,245,371
  Portfolio net asset value per share.....  $        23.62   $      11.74  $      15.39  $      15.33  $         1.00
  Investment in portfolio shares, at cost.  $1,538,402,174   $349,764,788  $242,530,260  $170,917,320  $1,920,245,372

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                          SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           AST American  AST American
                                                  AST        AST T. Rowe     Century       Century
                                           AllianceBernstein Price Large-    Income &     Strategic      AST Money
                                            Growth & Income   Cap Growth      Growth      Allocation      Market
                                               Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                           ----------------- ------------  ------------  ------------  --------------
INVESTMENT INCOME
  Dividend income.........................  $   18,579,317   $    499,209  $  5,689,438  $  3,186,095  $   92,748,204
                                            --------------   ------------  ------------  ------------  --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      36,283,899      6,700,067     5,410,130     2,853,323      30,506,605
                                            --------------   ------------  ------------  ------------  --------------

NET INVESTMENT INCOME (LOSS)..............     (17,704,582)    (6,200,858)      279,308       332,772      62,241,599
                                            --------------   ------------  ------------  ------------  --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....      61,979,608              0             0     8,573,630               0
  Realized gain (loss) on shares
   redeemed...............................     205,486,914     15,546,208    33,228,197    10,418,660               0
  Net change in unrealized gain (loss) on
   investments............................    (179,786,786)     8,833,754   (38,308,671)   (7,383,339)              0
                                            --------------   ------------  ------------  ------------  --------------

NET GAIN (LOSS) ON
   INVESTMENTS............................      87,679,736     24,379,962    (5,080,474)   11,608,951               0
                                            --------------   ------------  ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $   69,975,154   $ 18,179,104  $ (4,801,166) $ 11,941,723  $   62,241,599
                                            ==============   ============  ============  ============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                AST                                        AST
                  AST UBS      AST DeAm      Neuberger     AST DeAm                     Federated
 AST Cohen &      Dynamic      Large-Cap   Berman Small-   Small-Cap                    Aggressive
Steers Realty      Alpha         Value      Cap Growth       Value        AST High        Growth       AST Mid-Cap
  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Yield Portfolio  Portfolio    Value Portfolio
-------------  ------------  ------------  ------------- ------------  --------------- ------------  ---------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
=============  ============  ============  ============  ============   ============   ============   ============

$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
=============  ============  ============  ============  ============   ============   ============   ============

   10,854,854    28,098,154    17,719,513    15,777,446     5,256,032     24,063,690     25,503,060      7,636,631
=============  ============  ============  ============  ============   ============   ============   ============

   20,588,941    28,404,060    22,632,961    18,402,701     7,843,950     49,092,456     40,054,317      9,282,783
$       12.12  $      13.77  $      12.56  $      10.72  $       9.10   $       7.75   $      11.55   $      12.06
$ 335,779,401  $370,442,996  $294,016,063  $142,177,065  $ 92,726,458   $402,713,688   $415,856,892   $108,441,014

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                AST                                        AST
                  AST UBS      AST DeAm      Neuberger     AST DeAm                     Federated
 AST Cohen &      Dynamic      Large-Cap   Berman Small-   Small-Cap                    Aggressive
Steers Realty      Alpha         Value      Cap Growth       Value        AST High        Growth       AST Mid-Cap
  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Yield Portfolio  Portfolio    Value Portfolio
-------------  ------------  ------------  ------------- ------------  --------------- ------------  ---------------
$  11,883,249  $  2,931,623  $  3,261,876  $          0  $    760,492   $ 39,269,843   $          0   $    391,224
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------


    6,671,169     4,525,746     5,623,831     2,894,604     1,674,541      7,004,873      8,876,442      2,101,400
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

    5,212,080    (1,594,123)   (2,361,955)   (2,894,604)     (914,049)    32,264,970     (8,876,442)    (1,710,176)
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------


   57,495,321             0    20,764,434             0    11,775,750              0     43,708,510      2,960,211

   70,759,071    10,478,546    31,996,682    18,259,056       565,112     15,388,911     31,725,418     10,234,600

 (217,246,755)  (15,562,553)  (52,808,883)   14,724,170   (31,427,929)   (42,645,431)   (25,417,898)    (8,757,874)
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

  (88,992,363)   (5,084,007)      (47,767)   32,983,226   (19,087,067)   (27,256,520)    50,016,030      4,436,937
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

$ (83,780,283) $ (6,678,130) $ (2,409,722) $ 30,088,622  $(20,001,116)  $  5,008,450   $ 41,139,588   $  2,726,761
=============  ============  ============  ============  ============   ============   ============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                          AST Goldman
                                                             Sachs       AST Goldman  AST Goldman
                                             AST Small-   Concentrated   Sachs Mid-   Sachs Small-   AST Large-
                                             Cap Value       Growth      Cap Growth    Cap Value     Cap Value
                                             Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                                           -------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at value.. $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           -------------  ------------  ------------  ------------  ------------
  Net Assets.............................. $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           =============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units...................... $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           -------------  ------------  ------------  ------------  ------------
                                           $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           =============  ============  ============  ============  ============

  Units outstanding.......................    42,346,830    23,248,044    31,877,979     6,019,044    33,133,629
                                           =============  ============  ============  ============  ============

  Portfolio shares held...................    54,948,323    20,061,017    52,504,600    12,365,947    30,979,153
  Portfolio net asset value per share..... $       14.11  $      27.86  $       5.86  $      11.72  $      18.77
  Investment in portfolio shares, at cost. $ 827,041,788  $378,192,870  $240,530,434  $184,746,545  $473,692,438

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                          AST Goldman
                                                             Sachs       AST Goldman  AST Goldman
                                             AST Small-   Concentrated   Sachs Mid-   Sachs Small-   AST Large-
                                             Cap Value       Growth      Cap Growth    Cap Value     Cap Value
                                             Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                                           -------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income......................... $   7,866,244  $          0  $          0  $  1,082,384  $  7,069,631
                                           -------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    15,381,138     8,679,853     5,668,398     2,695,047    10,733,993
                                           -------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..............    (7,514,894)   (8,679,853)   (5,668,398)   (1,612,663)   (3,664,362)
                                           -------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    87,320,424             0             0    45,242,043    16,352,550
  Realized gain (loss) on shares
   redeemed...............................    30,944,371    53,368,886    30,817,137    15,544,218    47,974,576
  Net change in unrealized gain (loss) on
   investments............................  (170,942,010)   25,650,999    23,794,436   (68,565,413)  (88,823,133)
                                           -------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................   (52,677,215)   79,019,885    54,611,573    (7,779,152)  (24,496,007)
                                           -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ (60,192,109) $ 70,340,032  $ 48,943,175  $ (9,391,815) $(28,160,369)
                                           =============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                 AST            AST
  AST Lord      AST Marsico                   Neuberger      Neuberger                       AST PIMCO
Abbett Bond-      Capital        AST MFS     Berman Mid-    Berman Mid-                       Limited       AST PIMCO
 Debenture        Growth         Growth      Cap Growth      Cap Value     AST Small-Cap   Maturity Bond   Total Return
 Portfolio       Portfolio      Portfolio     Portfolio      Portfolio    Growth Portfolio   Portfolio    Bond Portfolio
------------  --------------  ------------  ------------  --------------  ---------------- -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
============  ==============  ============  ============  ==============    ============   ============== ==============

$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
============  ==============  ============  ============  ==============    ============   ============== ==============

  35,946,281     143,872,257    36,835,941    29,930,663      39,786,261       9,715,533       98,431,059    105,807,761
============  ==============  ============  ============  ==============    ============   ============== ==============

  42,676,227     101,770,231    36,387,931    30,923,517      57,297,136       9,166,429      106,453,973    129,114,055
$      11.59  $        23.47  $      10.84  $      22.51  $        16.88    $      17.23   $        11.36 $        12.10
$492,072,451  $1,747,628,799  $258,433,145  $544,933,065  $1,048,641,077    $137,454,710   $1,180,221,609 $1,504,333,313

                                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                 AST            AST
  AST Lord      AST Marsico                   Neuberger      Neuberger                       AST PIMCO
Abbett Bond-      Capital        AST MFS     Berman Mid-    Berman Mid-                       Limited       AST PIMCO
 Debenture        Growth         Growth      Cap Growth      Cap Value     AST Small-Cap   Maturity Bond   Total Return
 Portfolio       Portfolio      Portfolio     Portfolio      Portfolio    Growth Portfolio   Portfolio    Bond Portfolio
------------  --------------  ------------  ------------  --------------  ---------------- -------------- --------------
$ 31,631,844  $    4,117,702  $    119,680  $          0  $    7,592,022    $          0   $   59,115,663 $   34,939,831
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------


   9,933,787      42,853,872     6,560,456    10,330,391      18,191,377       2,743,442       22,650,408     25,615,402
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

  21,698,057     (38,736,170)   (6,440,776)  (10,330,391)    (10,599,355)     (2,743,442)      36,465,255      9,324,429
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

   2,142,252               0             0             0     141,415,432               0                0              0

  22,641,911     241,187,163    43,643,008    80,859,795      94,644,150       6,839,331        9,874,467      3,156,267

 (21,939,467)     86,368,081    14,311,645    47,230,162    (206,006,188)      4,887,742       14,669,964     84,839,281
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

   2,844,696     327,555,244    57,954,653   128,089,957      30,053,394      11,727,073       24,544,431     87,995,548
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

$ 24,542,753  $  288,819,074  $ 51,513,877  $117,759,566  $   19,454,039    $  8,983,631   $   61,009,686 $   97,319,977
============  ==============  ============  ============  ==============    ============   ============== ==============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------

                                                  AST               AST         AST T. Rowe   AST T. Rowe
                                           AllianceBernstein AllianceBernstein Price Natural  Price Asset        AST
                                              Core Value     Managed Index 500   Resources    Allocation    International
                                               Portfolio         Portfolio       Portfolio     Portfolio   Value Portfolio
                                           ----------------- ----------------- ------------- ------------  ---------------
ASSETS
  Investment in the portfolios, at value..   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ------------      ------------    ------------  ------------   ------------
  Net Assets..............................   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ============      ============    ============  ============   ============

NET ASSETS, representing:
  Accumulation units......................   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ------------      ------------    ------------  ------------   ------------
                                             $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ============      ============    ============  ============   ============

  Units outstanding.......................     25,318,749        24,739,776      13,323,238    52,178,275     20,459,495
                                             ============      ============    ============  ============   ============

  Portfolio shares held...................     29,666,694        25,242,598      14,622,223    46,439,347     19,031,889
  Portfolio net asset value per share.....   $      12.57      $      13.70    $      38.84  $      18.05   $      21.99
  Investment in portfolio shares, at cost.   $373,175,003      $304,113,267    $447,868,924  $777,060,107   $324,204,411

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------

                                                  AST               AST         AST T. Rowe   AST T. Rowe
                                           AllianceBernstein AllianceBernstein Price Natural  Price Asset        AST
                                              Core Value     Managed Index 500   Resources    Allocation    International
                                               Portfolio         Portfolio       Portfolio     Portfolio   Value Portfolio
                                           ----------------- ----------------- ------------- ------------  ---------------
INVESTMENT INCOME
  Dividend income.........................   $  5,950,738      $  5,336,401    $  2,759,101  $  7,753,802   $  3,810,671
                                             ------------      ------------    ------------  ------------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      7,745,335         6,204,977       7,529,627    11,339,117      6,498,939
                                             ------------      ------------    ------------  ------------   ------------

NET INVESTMENT INCOME (LOSS)..............     (1,794,597)         (868,576)     (4,770,526)   (3,585,315)    (2,688,268)
                                             ------------      ------------    ------------  ------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....     18,651,905                 0      29,576,761    22,512,899              0
  Realized gain (loss) on shares
   redeemed...............................     28,573,468        28,940,111      46,252,591     5,702,790     37,297,323
  Net change in unrealized gain (loss) on
   investments............................    (69,144,018)      (24,304,585)     75,090,181    (3,062,461)    17,561,850
                                             ------------      ------------    ------------  ------------   ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................    (21,918,645)        4,635,526     150,919,533    25,153,228     54,859,173
                                             ------------      ------------    ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $(23,713,242)     $  3,766,950    $146,149,007  $ 21,567,913   $ 52,170,905
                                             ============      ============    ============  ============   ============


  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                               AST                                            AST
              AST JPMorgan                       AST        Aggressive    AST Capital     AST Balanced    Conservative
   AST MFS    International  AST T. Rowe    International     Asset       Growth Asset       Asset           Asset
Global Equity    Equity      Price Global      Growth       Allocation     Allocation      Allocation      Allocation
  Portfolio     Portfolio   Bond Portfolio    Portfolio     Portfolio      Portfolio       Portfolio       Portfolio
------------- ------------- -------------- --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
============  ============   ============  ==============  ============  ==============  ==============  ==============

$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
============  ============   ============  ==============  ============  ==============  ==============  ==============

  10,147,170    18,705,177     33,380,778      59,910,708    41,419,918     437,914,459     324,958,850      98,553,829
============  ============   ============  ==============  ============  ==============  ==============  ==============

  12,682,371    17,763,028     37,349,380      79,423,920    40,162,258     420,795,869     312,732,059      94,791,703
$      13.81  $      26.28   $      12.36  $        18.26  $      12.60  $        12.44  $        12.18  $        12.06
$178,017,881  $363,526,392   $432,171,787  $  997,377,392  $460,967,908  $4,681,017,659  $3,413,226,841  $1,045,047,023

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                               AST                                            AST
              AST JPMorgan                       AST        Aggressive    AST Capital     AST Balanced    Conservative
   AST MFS    International  AST T. Rowe    International     Asset       Growth Asset       Asset           Asset
Global Equity    Equity      Price Global      Growth       Allocation     Allocation      Allocation      Allocation
  Portfolio     Portfolio   Bond Portfolio    Portfolio     Portfolio      Portfolio       Portfolio       Portfolio
------------- ------------- -------------- --------------  ------------  --------------  --------------  --------------
$  3,929,193  $  7,006,676   $ 12,047,969  $    6,021,869  $    674,711  $    9,336,949  $   11,174,119  $    2,810,192
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------


   3,235,643     7,888,166      8,015,028      25,458,582     7,980,657      90,328,590      64,582,770      17,580,106
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

     693,550      (881,490)     4,032,941     (19,436,713)   (7,305,946)    (80,991,641)    (53,408,651)    (14,769,914)
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

  19,847,135             0              0      99,688,621     2,728,801      14,583,579      10,877,421       2,456,706

  30,285,396    72,727,635      2,381,362     176,261,626    14,556,485      25,705,846      10,954,491       5,866,997

 (37,131,974)  (36,759,487)    27,365,025     (28,175,778)   15,542,202     309,219,189     225,680,868      62,009,167
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

  13,000,557    35,968,148     29,746,387     247,774,469    32,827,488     349,508,614     247,512,780      70,332,870
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

$ 13,694,107  $ 35,086,658   $ 33,779,328  $  228,337,756  $ 25,521,542  $  268,516,973  $  194,104,129  $   55,562,956
============  ============   ============  ==============  ============  ==============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                                          AST CLS                 AST Horizon
                                                 AST          AST CLS     Moderate   AST Horizon   Moderate
                                             Preservation   Growth Asset   Asset     Growth Asset    Asset
                                           Asset Allocation  Allocation  Allocation   Allocation  Allocation
                                              Portfolio      Portfolio   Portfolio    Portfolio    Portfolio
                                           ---------------- ------------ ----------  ------------ -----------
ASSETS
  Investment in the portfolios, at value..   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ------------   -----------  ----------   ----------  ----------
  Net Assets..............................   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ============   ===========  ==========   ==========  ==========

NET ASSETS, representing:
  Accumulation units......................   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ------------   -----------  ----------   ----------  ----------
                                             $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ============   ===========  ==========   ==========  ==========

  Units outstanding.......................     50,337,854     1,177,501     787,150      484,269     278,218
                                             ============   ===========  ==========   ==========  ==========

  Portfolio shares held...................     48,284,856     1,174,572     785,188      483,081     277,213
  Portfolio net asset value per share.....   $      11.78   $     11.53  $    10.06   $    10.21  $    10.20
  Investment in portfolio shares, at cost.   $539,114,916   $13,459,249  $7,883,501   $4,901,523  $2,811,944

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                                          AST CLS                 AST Horizon
                                                 AST          AST CLS     Moderate   AST Horizon   Moderate
                                             Preservation   Growth Asset   Asset     Growth Asset    Asset
                                           Asset Allocation  Allocation  Allocation   Allocation  Allocation
                                              Portfolio      Portfolio   Portfolio    Portfolio    Portfolio
                                           ---------------- ------------ ----------  ------------ -----------
INVESTMENT INCOME
  Dividend income.........................   $  1,194,799   $         0  $        0   $        0  $        0
                                             ------------   -----------  ----------   ----------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      8,350,799        15,681      10,309        5,604       3,389
                                             ------------   -----------  ----------   ----------  ----------

NET INVESTMENT INCOME (LOSS)..............     (7,156,000)      (15,681)    (10,309)      (5,604)     (3,389)
                                             ------------   -----------  ----------   ----------  ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....              0             0           0            0           0
  Realized gain (loss) on shares
   redeemed...............................     18,894,570       (28,693)      7,508        8,482           3
  Net change in unrealized gain (loss) on
   investments............................     16,874,669        83,563      15,493       30,732      15,633
                                             ------------   -----------  ----------   ----------  ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................     35,769,239        54,870      23,001       39,214      15,636
                                             ------------   -----------  ----------   ----------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $ 28,613,239   $    39,189  $   12,692   $   33,610  $   12,247
                                             ============   ===========  ==========   ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
AST Niemann
  Capital    AST Western                                                       Evergreen VA
Growth Asset Asset Core                Evergreen VA              Evergreen VA  Fundamental
 Allocation   Plus Bond   Davis Value    Balanced   Evergreen VA International  Large Cap   Evergreen VA
 Portfolio    Portfolio    Portfolio       Fund     Growth Fund   Equity Fund      Fund      Omega Fund
------------ -----------  -----------  ------------ ------------ ------------- ------------ ------------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

    502,005    3,194,572      967,569      504,798    3,052,468     5,408,779      591,659    2,125,961
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

    500,143    3,186,147      874,601      358,266    2,974,141     6,678,212      440,437    1,106,723
 $    10.03  $     10.00  $     14.48   $    15.49  $     14.02  $      16.84   $    19.33  $     19.82
 $5,050,004  $31,766,557  $11,021,396   $4,795,354  $43,975,761  $110,946,797   $7,492,601  $20,046,457

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
AST Niemann
  Capital    AST Western                                                       Evergreen VA
Growth Asset Asset Core                Evergreen VA              Evergreen VA  Fundamental
 Allocation   Plus Bond   Davis Value    Balanced   Evergreen VA International  Large Cap   Evergreen VA
 Portfolio    Portfolio    Portfolio       Fund     Growth Fund   Equity Fund      Fund      Omega Fund
------------ -----------  -----------  ------------ ------------ ------------- ------------ ------------
 $        0  $         0  $   146,493   $  244,159  $         0  $  2,727,280   $   95,778  $   120,208
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------


      6,671       48,096      196,791       85,977      711,470     1,736,142      132,300      354,300
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

     (6,671)     (48,096)     (50,298)     158,182     (711,470)      991,138      (36,522)    (234,092)
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

          0            0      508,895            0    8,359,322     8,182,510      674,528            0

     (5,736)           0    1,474,486      123,941    3,010,088     9,494,317      695,681    3,313,947

    (33,565)      94,910   (1,476,311)      26,398   (6,960,318)   (6,309,111)    (695,066)    (975,111)
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

    (39,301)      94,910      507,070      150,339    4,409,092    11,367,716      675,143    2,338,836
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

 $  (45,972) $    46,814  $   456,772   $  308,521  $ 3,697,622  $ 12,358,854   $  638,621  $ 2,104,744
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                                                                      Columbia
                                                          Evergreen VA                 Small       Columbia
                                            Evergreen VA  Diversified    Columbia     Company      Large Cap
                                           Special Values    Income    Money Market Growth Fund, Growth Stock,
                                                Fund      Builder Fund   Fund, VS        VS           VS
                                           -------------- ------------ ------------ ------------ -------------
ASSETS
  Investment in the portfolios, at value..  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            -----------    ----------   ----------   ----------   -----------
  Net Assets..............................  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            ===========    ==========   ==========   ==========   ===========

NET ASSETS, representing:
  Accumulation units......................  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            -----------    ----------   ----------   ----------   -----------
                                            $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            ===========    ==========   ==========   ==========   ===========

  Units outstanding.......................      315,639       401,513      234,422       50,726       799,831
                                            ===========    ==========   ==========   ==========   ===========

  Portfolio shares held...................      507,970       595,939    2,568,442       73,745       334,226
  Portfolio net asset value per share.....  $     13.59    $    10.05   $     1.00   $    14.50   $     31.35
  Investment in portfolio shares, at cost.  $ 8,168,453    $6,258,712   $2,568,441   $  622,466   $ 7,947,602

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                                                                      Columbia
                                                          Evergreen VA                 Small       Columbia
                                            Evergreen VA  Diversified    Columbia     Company      Large Cap
                                           Special Values    Income    Money Market Growth Fund, Growth Stock,
                                                Fund      Builder Fund   Fund, VS        VS           VS
                                           -------------- ------------ ------------ ------------ -------------
INVESTMENT INCOME
  Dividend income.........................  $   111,673    $  320,469   $  128,856   $        0   $    40,303
                                            -----------    ----------   ----------   ----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      121,476        95,923       26,516       11,179       110,371
                                            -----------    ----------   ----------   ----------   -----------

NET INVESTMENT INCOME (LOSS)..............       (9,803)      224,546      102,340      (11,179)      (70,068)
                                            -----------    ----------   ----------   ----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    1,034,019        60,729            0            0             0
  Realized gain (loss) on shares
   redeemed...............................      591,009        89,376            0      128,089       531,919
  Net change in unrealized gain (loss) on
   investments............................   (2,305,094)     (220,473)           0       13,100     1,040,669
                                            -----------    ----------   ----------   ----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................     (680,066)      (70,368)           0      141,189     1,572,588
                                            -----------    ----------   ----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $  (689,869)   $  154,178   $  102,340   $  130,010   $ 1,502,520
                                            ===========    ==========   ==========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------

Prudential SP   Gartmore
International     NVIT                       First Trust                 First Trust  First Trust
   Growth      Developing   First Trust The  Target Focus   First Trust   Financial   PharmHealth First Trust
  Portfolio     Markets      Dow Target 10  Four Portfolio Energy Sector  Services      Sector    Technology
------------- ------------  --------------- -------------- ------------- -----------  ----------- -----------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

   3,043,271    14,104,129      1,360,710      1,491,846              0            0           0           0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

   6,034,638    24,754,785      1,521,840      2,208,296              0            0           0           0
 $      8.52  $      19.34    $     10.63    $      5.75    $      0.00  $      0.00   $    0.00   $    0.00
 $53,568,395  $404,211,666    $16,240,742    $12,305,944    $         0  $         0   $       0   $       0

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------

Prudential SP   Gartmore
International     NVIT                       First Trust                 First Trust  First Trust
   Growth      Developing   First Trust The  Target Focus   First Trust   Financial   PharmHealth First Trust
  Portfolio     Markets      Dow Target 10  Four Portfolio Energy Sector  Services      Sector    Technology
------------- ------------  --------------- -------------- ------------- -----------  ----------- -----------
 $   332,923  $  1,710,065    $         0    $         0    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------


     730,558     6,116,067        359,001         80,220          9,177        7,089       6,030       2,479
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

    (397,635)   (4,406,002)      (359,001)       (80,220)        (9,177)      (7,089)     (6,030)     (2,479)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

   6,884,448    51,064,989              0              0              0            0           0           0

   6,012,268    44,763,374      2,229,490        447,884      1,556,749    1,168,057     677,159     328,330
  (5,465,838)   27,984,471     (2,151,440)      (212,530)    (1,596,090)  (1,266,852)   (650,523)   (344,074)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

   7,430,878   123,812,834         78,050        235,354        (39,341)     (98,795)     26,636     (15,744)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

 $ 7,033,243  $119,406,832    $  (280,951)   $   155,134    $   (48,518) $  (105,884)  $  20,606   $ (18,223)
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                            First Trust
                                              Global     First Trust                              First Trust
                                             Dividend      NASDAQ      First Trust   First Trust  Value Line
                                             Target 15    Target 15   S&P Target 24  Managed VIP   Target 25
                                           ------------  -----------  ------------- ------------  -----------
ASSETS
  Investment in the portfolios, at value.. $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ------------  -----------   -----------  ------------  -----------
  Net Assets.............................. $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ============  ===========   ===========  ============  ===========

NET ASSETS, representing:
  Accumulation units...................... $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ------------  -----------   -----------  ------------  -----------
                                           $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ============  ===========   ===========  ============  ===========

  Units outstanding.......................    8,705,117      856,515     1,424,893    12,029,440    3,219,457
                                           ============  ===========   ===========  ============  ===========

  Portfolio shares held...................    7,250,296      914,132     1,635,387    13,576,970    7,448,564
  Portfolio net asset value per share..... $      23.96  $     12.38   $      9.66  $      12.83  $      5.91
  Investment in portfolio shares, at cost. $159,874,422  $10,570,994   $15,078,560  $147,749,404  $38,613,564

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                            First Trust
                                              Global     First Trust                              First Trust
                                             Dividend      NASDAQ      First Trust   First Trust  Value Line
                                             Target 15    Target 15   S&P Target 24  Managed VIP   Target 25
                                           ------------  -----------  ------------- ------------  -----------
INVESTMENT INCOME
  Dividend income......................... $          0  $         0   $         0  $          0  $         0
                                           ------------  -----------   -----------  ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    2,761,248      126,996       261,488     3,285,388      611,353
                                           ------------  -----------   -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS)..............   (2,761,248)    (126,996)     (261,488)   (3,285,388)    (611,353)
                                           ------------  -----------   -----------  ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....            0            0             0             0            0
  Realized gain (loss) on shares
   redeemed...............................   25,019,980    1,471,731       741,588    17,576,113    3,333,434
  Net change in unrealized gain (loss) on
   investments............................   (9,583,405)      83,416      (151,056)   (1,161,311)   3,430,262
                                           ------------  -----------   -----------  ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   15,436,575    1,555,147       590,532    16,414,802    6,763,696
                                           ------------  -----------   -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 12,675,327  $ 1,428,151   $   329,044  $ 13,129,414  $ 6,152,343
                                           ============  ===========   ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------

First Trust                                                           ProFund VP
Dow Target    ProFund VP    ProFund VP   ProFund VP     ProFund VP      Basic       ProFund VP   ProFund VP
 Dividend      Asia 30        Banks         Bear       Biotechnology  Materials     UltraBull       Bull
-----------  ------------  -----------  -----------    ------------- ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
===========  ============  ===========  ===========     ===========  ============  ===========  ============

$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  7,364,976     7,318,886      978,439    4,416,686       1,762,789     6,010,400    4,135,400    10,228,754
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  7,033,352     2,522,462      406,101    1,184,612         805,126     2,163,355    2,374,061     4,171,888
$     11.79  $      90.97  $     24.30  $     24.92     $     20.60  $      51.69  $     21.04  $      30.90
$80,648,569  $231,025,039  $10,119,067  $30,080,716     $18,079,854  $109,582,332  $51,350,263  $128,828,625

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------

First Trust                                                           ProFund VP
Dow Target    ProFund VP    ProFund VP   ProFund VP     ProFund VP      Basic       ProFund VP   ProFund VP
 Dividend      Asia 30        Banks         Bear       Biotechnology  Materials     UltraBull       Bull
-----------  ------------  -----------  -----------    ------------- ------------  -----------  ------------
$         0  $    125,133  $   300,303  $ 1,647,634     $         0  $    320,251  $   257,033  $    601,274
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------


  1,649,125     2,775,948      153,267      652,321         201,487     1,282,146      734,463     1,886,773
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

 (1,649,125)   (2,650,815)     147,036      995,313        (201,487)     (961,895)    (477,430)   (1,285,499)
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

          0             0            0            0               0             0    4,237,192     1,322,855
  7,004,619    77,228,833   (2,352,518)  (4,551,808)       (911,792)   11,983,636   (2,471,728)    6,424,520

 (6,204,445)  (22,040,130)    (585,082)    (158,292)     (1,218,303)      933,227   (2,251,381)   (3,650,949)
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

    800,174    55,188,703   (2,937,600)  (4,710,100)     (2,130,095)   12,916,863     (485,917)    4,096,426
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

$  (848,951) $ 52,537,888  $(2,790,564) $(3,714,787)    $(2,331,582) $ 11,954,968  $  (963,347) $  2,810,927
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                     SUBACCOUNTS
                                           ---------------------------------------------------------------

                                           ProFund VP   ProFund VP
                                            Consumer     Consumer    ProFund VP    ProFund VP   ProFund VP
                                            Services      Goods      Oil & Gas     Europe 30    Financials
                                           ----------  -----------  ------------  -----------  -----------
ASSETS
  Investment in the portfolios, at value.. $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ----------  -----------  ------------  -----------  -----------
  Net Assets.............................. $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ==========  ===========  ============  ===========  ===========

NET ASSETS, representing:
  Accumulation units...................... $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ----------  -----------  ------------  -----------  -----------
                                           $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ==========  ===========  ============  ===========  ===========

  Units outstanding.......................    239,644    2,348,631     7,070,957    5,887,592    1,779,162
                                           ==========  ===========  ============  ===========  ===========

  Portfolio shares held...................     83,287      848,571     2,823,478    2,612,770      630,028
  Portfolio net asset value per share..... $    29.38  $     35.50  $      66.69  $     35.53  $     32.38
  Investment in portfolio shares, at cost. $2,471,751  $30,422,635  $177,549,034  $94,377,200  $21,783,251

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                     SUBACCOUNTS
                                           ---------------------------------------------------------------

                                           ProFund VP   ProFund VP
                                            Consumer     Consumer    ProFund VP    ProFund VP   ProFund VP
                                            Services      Goods      Oil & Gas     Europe 30    Financials
                                           ----------  -----------  ------------  -----------  -----------
INVESTMENT INCOME
  Dividend income......................... $        0  $   126,886  $          0  $ 2,123,649  $   283,799
                                           ----------  -----------  ------------  -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    101,955      254,417     2,715,646    1,859,653      498,347
                                           ----------  -----------  ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS)..............   (101,955)    (127,531)   (2,715,646)     263,996     (214,548)
                                           ----------  -----------  ------------  -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....          0            0     4,189,010      865,529            0
  Realized gain (loss) on shares
   redeemed...............................   (226,149)   1,539,797    26,880,300   14,793,820   (2,242,419)
  Net change in unrealized gain (loss) on
   investments............................   (155,137)    (861,787)   10,665,648   (7,985,579)  (3,139,583)
                                           ----------  -----------  ------------  -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   (381,286)     678,010    41,734,958    7,673,770   (5,382,002)
                                           ----------  -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ (483,241) $   550,479  $ 39,019,312  $ 7,937,766  $(5,596,550)
                                           ==========  ===========  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
ProFund VP
   U.S.                   ACCESS VP                                               ProFund VP   ProFund VP
Government  ProFund VP    High Yield  ProFund VP    ProFund VP                     Precious     Mid-Cap
   Plus     Health Care      Fund     Industrials    Internet   ProFund VP Japan    Metals       Growth
----------- -----------  -----------  -----------  -----------  ---------------- ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  7,086,946   5,321,093    2,274,168    1,594,141      647,306      1,734,202       8,057,488   4,690,015
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  2,735,216   1,839,434      930,334      561,213      248,576      1,023,800       3,002,896   1,836,711
$     32.10 $     31.42  $     28.94  $     41.84  $     53.50    $     24.18    $      51.82 $     35.14
$86,879,934 $58,165,716  $26,775,499  $23,966,953  $13,874,471    $26,755,364    $151,655,284 $64,057,938


                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
ProFund VP
   U.S.                   ACCESS VP                                               ProFund VP   ProFund VP
Government  ProFund VP    High Yield  ProFund VP    ProFund VP                     Precious     Mid-Cap
   Plus     Health Care      Fund     Industrials    Internet   ProFund VP Japan    Metals       Growth
----------- -----------  -----------  -----------  -----------  ---------------- ------------ -----------
$ 2,359,085 $         0  $ 1,585,400  $         0  $    67,368    $ 2,365,134    $  4,293,940 $         0
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------



  1,062,530     829,605      336,113      379,939      164,444        834,261       1,999,321   1,298,722
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------

  1,296,555    (829,605)   1,249,287     (379,939)     (97,076)     1,530,873       2,294,619  (1,298,722)
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------

          0           0      253,447            0            0              0               0   6,386,740

  2,612,621   6,344,500     (751,288)   1,623,314      373,841     (2,844,520)     12,704,273     210,042

  1,768,134  (3,064,569)    (341,674)    (691,733)    (266,008)    (2,831,176)      1,642,755    (129,354)
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------


  4,380,755   3,279,931     (839,515)     931,581      107,833     (5,675,696)     14,347,028   6,467,428
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------


$ 5,677,310 $ 2,450,326  $   409,772  $   551,642  $    10,757    $(4,144,823)   $ 16,641,647 $ 5,168,706
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           --------------------------------------------------------------------
                                                                                        ProFund VP
                                            ProFund VP     ProFund VP     ProFund VP   Rising Rates  ProFund VP
                                           Mid-Cap Value Pharmaceuticals  Real Estate  Opportunity   NASDAQ-100
                                           ------------- --------------- ------------  ------------ -----------
ASSETS
  Investment in the portfolios, at value..  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            -----------    -----------   ------------  -----------  -----------
  Net Assets..............................  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            ===========    ===========   ============  ===========  ===========

NET ASSETS, representing:
  Accumulation units......................  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            -----------    -----------   ------------  -----------  -----------
                                            $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            ===========    ===========   ============  ===========  ===========

  Units outstanding.......................    4,472,653      1,426,223      1,572,169    5,406,511    8,873,160
                                            ===========    ===========   ============  ===========  ===========

  Portfolio shares held...................    2,066,876        488,381        574,649    1,895,616    5,059,795
  Portfolio net asset value per share.....  $     31.51    $     25.47   $      49.44  $     18.53  $     18.62
  Investment in portfolio shares, at cost.  $70,691,533    $12,701,282   $ 32,273,707  $35,725,013  $95,277,910

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           --------------------------------------------------------------------
                                                                                        ProFund VP
                                            ProFund VP     ProFund VP     ProFund VP   Rising Rates  ProFund VP
                                           Mid-Cap Value Pharmaceuticals  Real Estate  Opportunity   NASDAQ-100
                                           ------------- --------------- ------------  ------------ -----------
INVESTMENT INCOME
  Dividend income.........................  $   340,414    $   216,287   $    538,138  $ 2,421,435  $         0
                                            -----------    -----------   ------------  -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    1,413,410        335,523        982,773      862,555    1,363,571
                                            -----------    -----------   ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS)..............   (1,072,996)      (119,236)      (444,635)   1,558,880   (1,363,571)
                                            -----------    -----------   ------------  -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    1,841,381              0      1,688,286            0            0
  Realized gain (loss) on shares
   redeemed...............................    8,068,195         (9,955)    (8,535,690)  (5,411,250)   9,225,791
  Net change in unrealized gain (loss) on
   investments............................   (7,128,681)       118,656     (4,826,580)  (1,752,421)  (1,158,932)
                                            -----------    -----------   ------------  -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................    2,780,895        108,701    (11,673,984)  (7,163,671)   8,066,859
                                            -----------    -----------   ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $ 1,707,899    $   (10,535)  $(12,118,619) $(5,604,791) $ 6,703,288
                                            ===========    ===========   ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A15

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               ProFund VP                  ProFund VP                    ProFund VP
 ProFund VP    Small-Cap     ProFund VP      Short     ProFund VP Short  Small-Cap    ProFund VP      ProFund VP
Semiconductor    Growth     Short Mid-Cap  NASDAQ-100     Small-Cap        Value      Technology  Telecommunications
------------- ------------  ------------- -----------  ---------------- -----------  -----------  ------------------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

    707,006      2,403,287      183,108     2,314,336      1,562,566      2,208,392    3,423,035       3,377,679
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

    243,067      1,301,085       59,869       807,195        858,038      1,046,648    1,609,380       1,840,395
 $    21.79   $      28.38   $    24.00   $     14.18    $     14.85    $     28.81  $     16.91     $     19.31
 $5,481,185   $ 37,698,793   $1,421,212   $11,343,138    $12,702,002    $34,592,382  $27,555,063     $36,573,050

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               ProFund VP                  ProFund VP                    ProFund VP
 ProFund VP    Small-Cap     ProFund VP      Short     ProFund VP Short  Small-Cap    ProFund VP      ProFund VP
Semiconductor    Growth     Short Mid-Cap  NASDAQ-100     Small-Cap        Value      Technology  Telecommunications
------------- ------------  ------------- -----------  ---------------- -----------  -----------  ------------------
 $        0   $          0   $  256,460   $ 1,924,263    $   644,485    $         0  $         0     $   445,206
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------



    111,218      1,233,892       67,135       454,057        302,376        790,784      271,632       1,009,351
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

   (111,218)    (1,233,892)     189,325     1,470,206        342,109       (790,784)    (271,632)       (564,145)
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

          0     10,679,126            0             0              0      5,396,689            0         154,513
    148,468    (10,525,394)    (373,955)   (5,794,133)       841,733     (3,075,722)   1,904,584       6,993,715
       (314)    (1,715,420)     (15,226)     (288,413)       (38,503)    (5,752,978)    (461,432)     (3,026,516)
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

    148,154     (1,561,688)    (389,181)   (6,082,546)       803,230     (3,432,011)   1,443,152       4,121,712
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------



 $   36,936   $ (2,795,580)  $ (199,856)  $(4,612,340)   $ 1,145,339    $(4,222,795) $ 1,171,520     $ 3,557,567
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                                                                      ProFund VP
                                            ProFund VP    ProFund VP      ProFund VP    ProFund VP    Large-Cap
                                           UltraMid-Cap UltraNASDAQ-100 UltraSmall-Cap  Utilities       Growth
                                           ------------ --------------- -------------- ------------  -----------
ASSETS
  Investment in the portfolios, at value.. $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           -----------    -----------    -----------   ------------  -----------
  Net Assets.............................. $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           ===========    ===========    ===========   ============  ===========

NET ASSETS, representing:
  Accumulation units...................... $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           -----------    -----------    -----------   ------------  -----------
                                           $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           ===========    ===========    ===========   ============  ===========

  Units outstanding.......................   3,252,355     39,701,568      1,630,340     10,701,461    6,418,447
                                           ===========    ===========    ===========   ============  ===========

  Portfolio shares held...................   1,879,691      3,501,318        968,229      4,663,848    2,073,310
  Portfolio net asset value per share..... $     34.48    $     26.93    $     23.23   $      39.33  $     36.02
  Investment in portfolio shares, at cost. $66,659,714    $98,705,486    $22,746,035   $181,587,934  $74,734,488

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                                                                      ProFund VP
                                            ProFund VP    ProFund VP      ProFund VP    ProFund VP    Large-Cap
                                           UltraMid-Cap UltraNASDAQ-100 UltraSmall-Cap  Utilities       Growth
                                           ------------ --------------- -------------- ------------  -----------
INVESTMENT INCOME
  Dividend income......................... $   218,803    $         0    $   334,157   $  1,379,868  $         0
                                           -----------    -----------    -----------   ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............   1,369,905        975,140        502,601      2,148,183    1,177,562
                                           -----------    -----------    -----------   ------------  -----------

NET INVESTMENT INCOME (LOSS)..............  (1,151,102)      (975,140)      (168,444)      (768,315)  (1,177,562)
                                           -----------    -----------    -----------   ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   1,657,662              0              0      1,109,981    1,384,240
  Realized gain (loss) on shares
   redeemed...............................  (3,683,462)    14,380,129     (6,022,267)    14,467,941    6,085,460
  Net change in unrealized gain (loss) on
   investments............................    (265,895)    (3,407,379)        63,409     (4,092,928)  (3,722,468)
                                           -----------    -----------    -----------   ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................  (2,291,695)    10,972,750     (5,958,858)    11,484,994    3,747,232
                                           -----------    -----------    -----------   ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $(3,442,797)   $ 9,997,610    $(6,127,302)  $ 10,716,679  $ 2,569,670
                                           ===========    ===========    ===========   ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                         SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
 ProFund VP                           Rydex Inverse   AIM V.I.     AIM V.I.      AIM V.I.      AIM V.I.
 Large-Cap   Rydex Nova   Rydex OTC      S&P 500      Dynamics     Financial   Global Health  Technology
   Value        Fund        Fund      Strategy Fund     Fund     Services Fund   Care Fund       Fund
-----------  ----------  -----------  ------------- -----------  ------------- ------------- -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  5,753,874     670,258    2,687,008       56,187     4,321,211     3,134,693     6,150,509    8,248,236
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  1,862,449     507,831    1,113,760       11,382     3,170,828     3,210,028     3,777,777    3,414,779
$     37.43  $    10.06  $     18.12    $   42.21   $     19.24  $      12.26   $     24.06  $     15.10
$73,626,316  $3,501,040  $24,747,746    $ 699,061   $55,315,895  $ 50,031,499   $75,381,011  $41,210,981

                                         SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
 ProFund VP                           Rydex Inverse   AIM V.I.     AIM V.I.      AIM V.I.      AIM V.I.
 Large-Cap   Rydex Nova   Rydex OTC      S&P 500      Dynamics     Financial   Global Health  Technology
   Value        Fund        Fund      Strategy Fund     Fund     Services Fund   Care Fund       Fund
-----------  ----------  -----------  ------------- -----------  ------------- ------------- -----------
$   570,321  $   74,233  $    14,694    $  22,383   $         0  $    868,840   $         0  $         0
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------


  1,814,936      86,987      315,434        7,424     1,114,077       909,558     1,522,979      826,324
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

 (1,244,615)    (12,754)    (300,740)      14,959    (1,114,077)      (40,718)   (1,522,979)    (826,324)
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

  5,037,853           0            0            0             0     3,280,015             0            0
  3,180,466     633,954   (3,069,291)    (156,980)    6,621,123     6,054,077    11,989,367    4,939,710

 (7,973,921)   (571,755)   6,810,575      136,665       947,861   (22,776,808)   (1,461,035)    (636,723)
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

    244,398      62,199    3,741,284      (20,315)    7,568,984   (13,442,716)   10,528,332    4,302,987
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

$(1,000,217) $   49,445  $ 3,440,544    $  (5,356)  $ 6,454,907  $(13,483,434)  $ 9,005,353  $ 3,476,663
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                           Wells Fargo                Wells Fargo  Wells Fargo
                                           Advantage VT  Wells Fargo  Advantage VT Advantage VT  Wells Fargo
                                              Asset     Advantage VT   C&B Large      Large     Advantage VT
                                            Allocation  Equity Income  Cap Value     Company    International
                                               Fund         Fund          Fund      Core Fund     Core Fund
                                           ------------ ------------- ------------ ------------ -------------
ASSETS
  Investment in the portfolios, at value.. $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           -----------   -----------  -----------  -----------   ----------
  Net Assets.............................. $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           ===========   ===========  ===========  ===========   ==========

NET ASSETS, representing:
  Accumulation units...................... $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           -----------   -----------  -----------  -----------   ----------
                                           $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           ===========   ===========  ===========  ===========   ==========

  Units outstanding.......................   2,721,353     2,029,147    1,162,646      822,836      227,655
                                           ===========   ===========  ===========  ===========   ==========

  Portfolio shares held...................   5,048,997     1,531,446    1,158,932    1,022,750      264,495
  Portfolio net asset value per share..... $     14.64   $     18.74  $     10.99  $     15.96   $    10.36
  Investment in portfolio shares, at cost. $64,211,517   $28,086,567  $10,260,565  $15,823,446   $2,400,803

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                           Wells Fargo                Wells Fargo  Wells Fargo|
                                           Advantage VT  Wells Fargo  Advantage VT Advantage VT  Wells Fargo
                                              Asset     Advantage VT   C&B Large      Large     Advantage VT
                                            Allocation  Equity Income  Cap Value     Company    International
                                               Fund         Fund          Fund      Core Fund     Core Fund
                                           ------------ ------------- ------------ ------------ -------------
INVESTMENT INCOME
  Dividend income......................... $ 1,888,267   $   476,888  $   159,410  $         0   $      379
                                           -----------   -----------  -----------  -----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............   1,240,411       539,467      220,874      274,159       42,141
                                           -----------   -----------  -----------  -----------   ----------

NET INVESTMENT INCOME (LOSS)..............     647,856       (62,579)     (61,464)    (274,159)     (41,762)
                                           -----------   -----------  -----------  -----------   ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   1,325,177     2,155,192            0            0      207,783
  Realized gain (loss) on shares
   redeemed...............................      39,212     3,826,425    2,285,767   (2,019,701)     394,270
  Net change in unrealized gain (loss) on
   investments............................   3,434,674    (5,510,395)  (2,495,401)   2,675,937     (239,318)
                                           -----------   -----------  -----------  -----------   ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   4,799,063       471,222     (209,634)     656,236      362,735
                                           -----------   -----------  -----------  -----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 5,446,919   $   408,643  $  (271,098) $   382,077   $  320,973
                                           ===========   ===========  ===========  ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
Wells Fargo                                            AST First       AST First
Advantage VT Wells Fargo  Wells Fargo  Wells Fargo       Trust       Trust Capital
   Large     Advantage VT Advantage VT Advantage VT    Balanced      Appreciation    AST Advanced    Columbia
  Company    Money Market  Small Cap   Total Return     Target          Target        Strategies    High Yield
Growth Fund      Fund     Growth Fund   Bond Fund      Portfolio       Portfolio      Portfolio      Fund VS
------------ ------------ ------------ ------------ --------------  --------------  --------------  ----------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

    891,899    1,804,364      336,563      726,344     102,271,015     122,278,610     106,913,305     38,085
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

    837,589   24,425,649      469,089    1,043,762      98,778,372     117,851,062     103,421,423     36,948
 $    10.32  $      1.00   $     9.69  $      9.94  $        11.59  $        11.80  $        11.76   $  11.14
 $6,777,350  $24,425,651   $3,422,684  $10,639,133  $1,071,196,419  $1,296,470,467  $1,120,059,936   $408,860
                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
Wells Fargo                                            AST First       AST First
Advantage VT Wells Fargo  Wells Fargo  Wells Fargo       Trust       Trust Capital
   Large     Advantage VT Advantage VT Advantage VT    Balanced      Appreciation    AST Advanced    Columbia
  Company    Money Market  Small Cap   Total Return     Target          Target        Strategies    High Yield
Growth Fund      Fund     Growth Fund   Bond Fund      Portfolio       Portfolio      Portfolio      Fund VS
------------ ------------ ------------ ------------ --------------  --------------  --------------  ----------
 $        0  $ 1,146,595   $        0  $   538,955  $    4,141,067  $    2,692,895  $    4,233,141   $ 21,590
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------



    145,679      355,791       74,289      168,122      17,732,016      19,847,217      19,058,919      4,434
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

   (145,679)     790,804      (74,289)     370,833     (13,590,949)    (17,154,322)    (14,825,778)    17,156
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

          0            0      778,814            0         363,764         988,883       1,428,984          0
    276,367            0      113,297     (213,183)      3,377,195       6,094,020       2,988,920      2,502

    514,174            0     (204,670)     354,473      47,974,997      64,620,842      65,925,385    (15,598)
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------


    790,541            0      687,441      141,290      51,715,956      71,703,745      70,343,289    (13,096)
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

 $  644,862  $   790,804   $  613,152  $   512,123  $   38,125,007  $   54,549,423  $   55,517,511   $  4,060
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                         SUBACCOUNTS
                                           --------------------------------------
                                             Columbia Asset     Columbia Federal
                                           Allocation Fund, VS Securities Fund, VS
                                           ------------------- -------------------
ASSETS
  Investment in the portfolios, at value..     $11,609,273         $1,941,380
  Receivable from Prudential Annuities
   Life Assurance Corporation.............         833,259            409,094
                                               -----------         ----------
  Total Assets............................      12,442,532          2,350,474

LIABILITIES
  Payable to former unitholders...........         566,245            313,384
                                               -----------         ----------

NET ASSETS
  Attributable to accumulation units......     $11,876,287         $2,037,090
                                               ===========         ==========

  Units outstanding.......................         719,278            178,440
                                               ===========         ==========

  Portfolio shares held...................         761,264            185,423
  Portfolio net asset value per share.....     $     15.25         $    10.47
  Investment in portfolio shares, at
   cost...................................     $ 9,474,124         $1,997,554

STATEMENT OF OPERATIONS
For the period ended
December 31, 2007
                                                         SUBACCOUNTS
                                           --------------------------------------
                                             Columbia Asset     Columbia Federal
                                           Allocation Fund, VS Securities Fund, VS
                                           ------------------- -------------------
INVESTMENT INCOME
  Dividend income.........................     $   352,824         $  138,860
                                               -----------         ----------

EXPENSES
  Charges to the Contract owners for
   assuming mortality risk and expense
   risk and for administration............         123,119             20,463
                                               -----------         ----------

NET INVESTMENT INCOME (LOSS)..............         229,705            118,397
                                               -----------         ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....       1,177,684                  0
  Realized gain (loss) on shares
   redeemed...............................         692,486            (21,012)
  Net change in unrealized gain (loss) on
   investments............................      (1,041,317)            22,860
                                               -----------         ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................         828,853              1,848
                                               -----------         ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................     $ 1,058,558         $  120,245
                                               ===========         ==========

  The accompanying notes are an integral part of these financial statements.

                                      A21

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A22

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                     SUBACCOUNTS
                               --------------------------------------------------------------------------------------
                                AST AllianceBernstein Growth   AST T. Rowe Price Large-Cap AST American Century Income
                                     & Income Portfolio             Growth Portfolio           & Growth Portfolio
                               ------------------------------  --------------------------  --------------------------
                                 01/01/2007      01/01/2006     01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                     to              to             to            to            to            to
                                 12/31/2007      12/31/2006     12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (17,704,582) $  (16,181,954) $ (6,200,858) $ (4,371,904) $    279,308  $  1,113,509
  Capital gains distributions
   received...................     61,979,608               0             0             0             0             0
  Realized gain (loss) on
   shares redeemed............    205,486,914     200,478,461    15,546,208    17,561,796    33,228,197    28,841,039
  Net change in unrealized
   gain (loss) on
   investments................   (179,786,786)    140,289,258     8,833,754    (1,423,663)  (38,308,671)   20,219,074
                               --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     69,975,154     324,585,765    18,179,104    11,766,229    (4,801,166)   50,173,622
                               --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................     50,187,874      72,467,757   100,676,819    78,480,816    16,831,924    11,098,124
  Surrenders, withdrawals and
   death benefits.............   (262,444,505)   (260,393,296)  (39,696,476)  (32,763,238)  (60,253,133)  (52,544,977)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (211,396,986)   (610,591,030)   21,852,543     6,443,025   (31,808,647)  (18,286,628)
  Withdrawal and other
   charges....................     (1,304,181)     (1,539,243)     (190,930)     (183,373)     (278,495)     (307,511)
                               --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (424,957,798)   (800,055,812)   82,641,956    51,977,230   (75,508,351)  (60,040,992)
                               --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (354,982,644)   (475,470,047)  100,821,060    63,743,459   (80,309,517)   (9,867,370)

NET ASSETS
  Beginning of period.........  2,257,991,398   2,733,461,445   311,809,941   248,066,482   372,463,604   382,330,974
                               --------------  --------------  ------------  ------------  ------------  ------------
  End of period............... $1,903,008,754  $2,257,991,398  $412,631,001  $311,809,941  $292,154,087  $372,463,604
                               ==============  ==============  ============  ============  ============  ============

  Beginning units.............    119,941,388     167,796,720    25,617,789    18,693,659    23,133,067    27,143,236
                               --------------  --------------  ------------  ------------  ------------  ------------
  Units issued................     35,945,663      48,015,062    26,618,403    22,925,833     7,123,140     6,764,829
  Units redeemed..............    (55,188,766)    (95,870,394)  (18,300,201)  (16,001,703)  (11,701,318)  (10,774,998)
                               --------------  --------------  ------------  ------------  ------------  ------------
  Ending units................    100,698,285     119,941,388    33,935,991    25,617,789    18,554,889    23,133,067
                               ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                               SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
   AST American Century                                           AST Cohen & Steers Realty      AST UBS Dynamic Alpha
Strategic Allocation Portfolio    AST Money Market Portfolio              Portfolio                    Portfolio
-----------------------------  --------------------------------  ---------------------------  --------------------------
 01/01/2007      01/01/2006       01/01/2007       01/01/2006      01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to              to               to               to              to            to            to            to
 12/31/2007      12/31/2006       12/31/2007       12/31/2006      12/31/2007    12/31/2006    12/31/2007    12/31/2006
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

$    332,772    $    943,753   $    62,241,599  $    56,250,272  $   5,212,080  $ (1,004,035) $ (1,594,123) $  2,432,160

   8,573,630       4,489,838                 0                0     57,495,321    60,422,848             0             0

  10,418,660      11,836,286                 0                0     70,759,071    34,735,414    10,478,546       980,470

  (7,383,339)     (3,872,371)                0                0   (217,246,755)   39,522,547   (15,562,553)   13,141,544
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  11,941,723      13,397,506        62,241,599       56,250,272    (83,780,283)  133,676,774    (6,678,130)   16,554,174
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------


  43,202,064       8,805,872       560,828,375      638,642,435     28,670,821    31,805,661   150,471,579     6,213,317

 (30,072,931)    (31,390,146)   (1,049,233,555)    (863,310,055)   (60,730,635)  (59,117,248)  (34,426,441)  (31,220,838)

  (2,730,522)    (21,741,949)      744,842,473      161,633,520   (168,212,687)   27,874,779   101,765,537    (9,864,015)

    (115,664)       (129,391)       (1,148,688)      (1,201,239)      (234,724)     (273,604)     (131,948)     (144,530)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  10,282,947     (44,455,614)      255,288,605      (64,235,339)  (200,507,225)      289,588   217,678,727   (35,016,066)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  22,224,670     (31,058,108)      317,530,204       (7,985,067)  (284,287,508)  133,966,362   211,000,597   (18,461,892)

 168,793,398     199,851,506     1,602,715,168    1,610,700,235    533,825,475   399,859,113   180,123,307   198,585,199
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
$191,018,068    $168,793,398   $ 1,920,245,372  $ 1,602,715,168  $ 249,537,967  $533,825,475  $391,123,904  $180,123,307
 ============   ============   ===============  ===============  =============  ============  ============  ============

  11,073,684      13,906,692       137,602,272      139,358,491     18,291,923    18,373,743     9,286,978    10,921,390
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
   9,118,217       3,615,205     1,020,147,680    1,054,255,094      8,544,554    12,127,342    39,681,870     2,198,703
  (7,593,206)     (6,448,213)     (995,961,786)  (1,056,011,313)   (15,981,623)  (12,209,162)  (20,870,694)   (3,833,115)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
  12,598,695      11,073,684       161,788,166      137,602,272     10,854,854    18,291,923    28,098,154     9,286,978
 ============   ============   ===============  ===============  =============  ============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                AST DeAm Large-Cap Value      AST Neuberger Berman      AST DeAm Small-Cap Value
                                        Portfolio          Small-Cap Growth Portfolio           Portfolio
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (2,361,955) $ (1,602,179) $ (2,894,604) $ (3,427,658) $   (914,049) $ (1,443,921)
  Capital gains distributions
   received...................   20,764,434    18,920,075             0             0    11,775,750     6,570,928
  Realized gain (loss) on
   shares redeemed............   31,996,682     9,805,114    18,259,056    30,652,148       565,112     3,472,631
  Net change in unrealized
   gain (loss) on
   investments................  (52,808,883)   13,676,224    14,724,170   (14,654,965)  (31,427,929)    9,155,835
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (2,409,722)   40,799,234    30,088,622    12,569,525   (20,001,116)   17,755,473
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   28,144,451    23,259,948     5,112,819     6,079,677     8,759,293    10,331,432
  Surrenders, withdrawals and
   death benefits.............  (46,888,977)  (26,319,847)  (34,261,383)  (39,230,876)  (12,586,673)  (10,990,621)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (20,732,931)  119,981,532    (8,671,977)  (24,080,643)  (20,253,303)   (8,512,466)
  Withdrawal and other
   charges....................     (177,259)     (133,610)     (144,560)     (182,454)      (65,134)      (68,669)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (39,654,716)  116,788,023   (37,965,101)  (57,414,296)  (24,145,817)   (9,240,324)
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (42,064,438)  157,587,257    (7,876,479)  (44,844,771)  (44,146,933)    8,515,149

NET ASSETS
  Beginning of period.........  326,334,427   168,747,170   205,153,443   249,998,214   115,526,877   107,011,728
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $284,269,989  $326,334,427  $197,276,964  $205,153,443  $ 71,379,944  $115,526,877
                               ============  ============  ============  ============  ============  ============

  Beginning units.............   20,638,243    12,951,926    19,450,742    25,315,162     6,905,652     7,609,139
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   18,032,697    17,771,303     3,440,685     5,488,644     4,128,389     4,729,371
  Units redeemed..............  (20,951,427)  (10,084,986)   (7,113,981)  (11,353,064)   (5,778,009)   (5,432,858)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................   17,719,513    20,638,243    15,777,446    19,450,742     5,256,032     6,905,652
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                               AST Federated Aggressive
  AST High Yield Portfolio         Growth Portfolio       AST Mid-Cap Value Portfolio AST Small-Cap Value Portfolio
---------------------------  ---------------------------  --------------------------  -----------------------------
  01/01/2007    01/01/2006    01/01/2007     01/01/2006    01/01/2007    01/01/2006     01/01/2007     01/01/2006
      to            to            to             to            to            to             to             to
  12/31/2007    12/31/2006    12/31/2007     12/31/2006    12/31/2007    12/31/2006     12/31/2007     12/31/2006
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

$  32,264,970  $ 40,888,100  $ (8,876,442) $  (8,885,385) $ (1,710,176) $ (1,414,124) $  (7,514,894) $  (12,052,591)

            0             0    43,708,510     15,277,767     2,960,211    24,113,938     87,320,424      49,106,520

   15,388,911   (24,419,950)   31,725,418     35,408,830    10,234,600     9,068,100     30,944,371      75,487,984

  (42,645,431)   27,574,932   (25,417,898)    10,141,868    (8,757,874)  (15,319,813)  (170,942,010)     51,938,311
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

    5,008,450    44,043,082    41,139,588     51,943,080     2,726,761    16,448,101    (60,192,109)    164,480,224
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------


   25,952,781    20,666,739    35,912,222     43,134,381     9,937,247     4,978,659     55,049,120      61,812,652

  (73,622,532)  (85,722,235)  (45,758,984)   (37,787,182)  (20,756,194)  (21,521,588)  (110,291,107)   (103,871,205)

 (109,144,924)  (22,338,500)  (53,975,949)  (102,944,252)  (23,777,232)  (12,451,009)   (65,267,402)   (204,126,557)

     (243,685)     (297,617)     (272,688)      (288,959)     (102,252)     (107,008)      (531,434)       (614,763)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

 (157,058,360)  (87,691,613)  (64,095,399)   (97,886,012)  (34,698,431)  (29,100,946)  (121,040,823)   (246,799,873)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

 (152,049,910)  (43,648,531)  (22,955,811)   (45,942,932)  (31,971,670)  (12,652,845)  (181,232,932)    (82,319,649)

  532,516,445   576,164,976   485,583,169    531,526,101   143,922,030   156,574,875    956,553,776   1,038,873,425
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
$ 380,466,535  $532,516,445  $462,627,358  $ 485,583,169  $111,950,360  $143,922,030  $ 775,320,844  $  956,553,776
=============  ============  ============  =============  ============  ============  =============  ==============

   33,761,176    39,066,844    29,587,042     36,135,866    10,059,684    12,416,153     47,594,398      60,672,388
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
   25,796,047    30,713,191    14,133,809     19,688,730     4,106,563     3,653,302     20,335,375      21,103,354
  (35,493,533)  (36,018,859)  (18,217,791)   (26,237,554)   (6,529,616)   (6,009,771)   (25,582,943)    (34,181,344)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
   24,063,690    33,761,176    25,503,060     29,587,042     7,636,631    10,059,684     42,346,830      47,594,398
=============  ============  ============  =============  ============  ============  =============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                     AST Goldman Sachs        AST Goldman Sachs Mid-Cap       AST Goldman Sachs
                               Concentrated Growth Portfolio      Growth Portfolio        Small-Cap Value Portfolio
                               ----------------------------  --------------------------  --------------------------
                                 01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                     to             to            to            to            to            to
                                 12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (8,679,853) $  (9,467,304) $ (5,668,398) $ (5,820,374) $ (1,612,663) $ (2,476,547)
  Capital gains distributions
   received...................             0              0             0             0    45,242,043    40,861,131
  Realized gain (loss) on
   shares redeemed............    53,368,886      2,233,701    30,817,137    37,821,668    15,544,218     6,638,358
  Net change in unrealized
   gain (loss) on
   investments................    25,650,999     58,960,243    23,794,436   (17,480,348)  (68,565,413)  (11,558,393)
                               -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    70,340,032     51,726,640    48,943,175    14,520,946    (9,391,815)   33,464,549
                               -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    10,457,253      8,795,662    14,548,383    16,661,910       622,700       886,002
  Surrenders, withdrawals and
   death benefits.............  (119,941,238)  (122,540,564)  (30,717,825)  (25,906,242)  (36,229,906)  (38,038,229)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (19,752,402)   (47,614,579)  (32,146,850)  (86,761,342)  (26,331,852)  (28,704,675)
  Withdrawal and other
   charges....................      (530,745)      (629,260)     (203,279)     (220,119)     (132,794)     (166,133)
                               -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (129,767,132)  (161,988,741)  (48,519,571)  (96,225,793)  (62,071,852)  (66,023,035)
                               -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (59,427,100)  (110,262,101)      423,604   (81,704,847)  (71,463,667)  (32,558,486)

NET ASSETS
  Beginning of period.........   618,327,034    728,589,135   307,253,354   388,958,201   216,392,575   248,951,061
                               -------------  -------------  ------------  ------------  ------------  ------------
  End of period............... $ 558,899,934  $ 618,327,034  $307,676,958  $307,253,354  $144,928,908  $216,392,575
                               =============  =============  ============  ============  ============  ============

  Beginning units.............    27,074,050     33,370,561    38,464,330    52,067,714     8,373,435    11,096,171
                               -------------  -------------  ------------  ------------  ------------  ------------
  Units issued................     8,681,149      4,746,190    15,233,252    14,009,387       593,577       864,432
  Units redeemed..............   (12,507,155)   (11,042,701)  (21,819,603)  (27,612,771)   (2,947,968)   (3,587,168)
                               -------------  -------------  ------------  ------------  ------------  ------------
  Ending units................    23,248,044     27,074,050    31,877,979    38,464,330     6,019,044     8,373,435
                               =============  =============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                  AST Lord Abbett Bond-       AST Marsico Capital Growth
AST Large-Cap Value Portfolio      Debenture Portfolio                 Portfolio              AST MFS Growth Portfolio
----------------------------  ----------------------------  ------------------------------  ---------------------------
  01/01/2007     01/01/2006     01/01/2007     01/01/2006     01/01/2007      01/01/2006     01/01/2007     01/01/2006
      to             to             to             to             to              to             to             to
  12/31/2007     12/31/2006     12/31/2007     12/31/2006     12/31/2007      12/31/2006     12/31/2007     12/31/2006
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

$  (3,664,362) $  (4,840,018) $  21,698,057  $  18,794,122  $  (38,736,170) $  (42,748,603) $ (6,440,776) $  (7,504,298)

   16,352,550     15,703,898      2,142,252      7,573,032               0               0             0              0

   47,974,576     24,034,460     22,641,911     (4,551,585)    241,187,163     262,016,869    43,643,008     17,053,776

  (88,823,133)    69,111,136    (21,939,467)    22,619,799      86,368,081     (93,062,055)   14,311,645     25,215,420
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

  (28,160,369)   104,009,476     24,542,753     44,435,368     288,819,074     126,206,211    51,513,877     34,764,898
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------


   92,196,623     90,802,172     18,796,090     24,146,633     142,564,142     173,793,008     8,688,601     22,856,978

 (101,000,333)  (100,802,220)   (62,181,441)   (59,868,207)   (288,425,950)   (265,019,710)  (70,130,084)   (76,246,045)

  (76,307,728)   (58,492,297)   (68,898,804)   (88,472,891)   (239,445,933)   (491,191,220)  (36,152,671)   (89,715,806)

     (354,779)      (408,685)      (317,324)      (341,997)     (1,442,850)     (1,633,360)     (295,892)      (351,539)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

  (85,466,217)   (68,901,030)  (112,601,479)  (124,536,462)   (386,750,591)   (584,051,282)  (97,890,046)  (143,456,412)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

 (113,626,586)    35,108,446    (88,058,726)   (80,101,094)    (97,931,517)   (457,845,071)  (46,376,169)  (108,691,514)

  695,105,294    659,996,848    582,676,194    662,777,288   2,486,478,857   2,944,323,928   440,821,348    549,512,862
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
$ 581,478,708  $ 695,105,294  $ 494,617,468  $ 582,676,194  $2,388,547,340  $2,486,478,857  $394,445,179  $ 440,821,348
=============  =============  =============  =============  ==============  ==============  ============  =============

   34,653,644     34,769,059     44,058,082     54,113,090     166,628,186     206,075,734    47,011,478     63,684,303
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
   17,180,239     19,723,298     27,826,878     24,890,491      64,349,256      71,907,548     6,828,200      9,362,958
  (18,700,254)   (19,838,713)   (35,938,679)   (34,945,499)    (87,105,185)   (111,355,096)  (17,003,737)   (26,035,783)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
   33,133,629     34,653,644     35,946,281     44,058,082     143,872,257     166,628,186    36,835,941     47,011,478
=============  =============  =============  =============  ==============  ==============  ============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                      SUBACCOUNTS
                               ----------------------------------------------------------------------------------------
                                   AST Neuberger Berman       AST Neuberger Berman Mid-Cap      AST Small-Cap Growth
                                 Mid-Cap Growth Portfolio            Value Portfolio                  Portfolio
                               ----------------------------  ------------------------------  --------------------------
                                 01/01/2007     01/01/2006     01/01/2007      01/01/2006     01/01/2007    01/01/2006
                                     to             to             to              to             to            to
                                 12/31/2007     12/31/2006     12/31/2007      12/31/2006     12/31/2007    12/31/2006
                               -------------  -------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (10,330,391) $  (9,983,892) $  (10,599,355) $  (13,993,200) $ (2,743,442) $ (2,662,732)
  Capital gains distributions
   received...................             0              0     141,415,432     200,189,759             0             0
  Realized gain (loss) on
   shares redeemed............    80,859,795     69,822,006      94,644,150      90,952,564     6,839,331     4,450,327
  Net change in unrealized
   gain (loss) on
   investments................    47,230,162     13,812,271    (206,006,188)   (171,640,658)    4,887,742    16,116,645
                               -------------  -------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   117,759,566     73,650,385      19,454,039     105,508,465     8,983,631    17,904,240
                               -------------  -------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    30,895,857     26,627,565      35,613,369      48,399,430    18,572,251    16,719,431
  Surrenders, withdrawals and
   death benefits.............  (112,087,611)  (100,094,041)   (163,613,869)   (168,794,587)  (26,918,971)  (28,232,094)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    27,635,577    (64,493,038)   (117,927,751)   (236,782,327)  (12,452,912)  (18,581,335)
  Withdrawal and other
   charges....................      (476,991)      (526,886)       (698,095)       (814,066)     (117,467)     (141,864)
                               -------------  -------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (54,033,168)  (138,486,400)   (246,626,346)   (357,991,550)  (20,917,099)  (30,235,862)
                               -------------  -------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................    63,726,398    (64,836,015)   (227,172,307)   (252,483,085)  (11,933,468)  (12,331,622)

NET ASSETS
  Beginning of period.........   632,361,967    697,197,982   1,194,347,979   1,446,831,064   169,871,042   182,202,664
                               -------------  -------------  --------------  --------------  ------------  ------------
  End of period............... $ 696,088,365  $ 632,361,967  $  967,175,672  $1,194,347,979  $157,937,574  $169,871,042
                               =============  =============  ==============  ==============  ============  ============

  Beginning units.............    31,115,955     37,762,308      48,463,355      63,124,177    10,694,531    12,336,754
                               -------------  -------------  --------------  --------------  ------------  ------------
  Units issued................    20,316,289     14,754,712      18,993,941      20,947,586     4,854,414     5,415,764
  Units redeemed..............   (21,501,581)   (21,401,065)    (27,671,035)    (35,608,408)   (5,833,412)   (7,057,987)
                               -------------  -------------  --------------  --------------  ------------  ------------
  Ending units................    29,930,663     31,115,955      39,786,261      48,463,355     9,715,533    10,694,531
                               =============  =============  ==============  ==============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A29

                                                SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond   AST PIMCO Total Return Bond   AST AllianceBernstein Core     AST AllianceBernstein
           Portfolio                       Portfolio                  Value Portfolio       Managed Index 500 Portfolio
------------------------------  ------------------------------  --------------------------  --------------------------
  01/01/2007      01/01/2006      01/01/2007      01/01/2006     01/01/2007    01/01/2006    01/01/2007    01/01/2006
      to              to              to              to             to            to            to            to
  12/31/2007      12/31/2006      12/31/2007      12/31/2006     12/31/2007    12/31/2006    12/31/2007    12/31/2006
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

$   36,465,255  $   19,631,263  $    9,324,429  $   32,324,611  $ (1,794,597) $ (1,611,963) $   (868,576) $ (1,814,848)

             0               0               0               0    18,651,905    18,228,551             0             0

     9,874,467      (8,175,115)      3,156,267     (22,416,888)   28,573,468     9,563,671    28,940,111    24,311,918

    14,669,964      17,789,482      84,839,281      20,150,595   (69,144,018)   37,339,548   (24,304,585)   20,983,810
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

    61,009,686      29,245,630      97,319,977      30,058,318   (23,713,242)   63,519,807     3,766,950    43,480,880
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------


    69,976,415     120,944,150     170,448,859     147,779,897    88,397,350    87,462,533    23,560,907    25,808,202

  (167,657,146)   (163,831,780)   (216,068,642)   (222,898,900)  (43,698,000)  (33,989,236)  (68,919,610)  (72,179,564)

  (106,302,648)   (306,027,713)    (21,252,881)    (28,633,961)  (98,314,508)   53,527,793   (50,689,738)  (49,574,524)

      (682,342)       (792,147)       (821,939)       (929,242)     (190,557)     (174,607)     (274,303)     (334,276)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

  (204,665,721)   (349,707,490)    (67,694,603)   (104,682,206)  (53,805,715)  106,826,483   (96,322,744)  (96,280,162)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

  (143,656,035)   (320,461,860)     29,625,374     (74,623,888)  (77,518,957)  170,346,290   (92,555,794)  (52,799,282)

 1,352,973,165   1,673,435,025   1,532,654,703   1,607,278,591   450,429,301   280,083,011   438,379,389   491,178,671
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
$1,209,317,130  $1,352,973,165  $1,562,280,077  $1,532,654,703  $372,910,344  $450,429,301  $345,823,595  $438,379,389
==============  ==============  ==============  ==============  ============  ============  ============  ============

   113,952,602     142,947,781     106,510,754     109,302,587    28,555,762    21,260,157    31,311,242    38,737,867
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
    44,868,895      54,578,286      55,432,228      55,051,257    17,732,612    21,053,152     9,295,399     9,807,903
   (60,390,438)    (83,573,465)    (56,135,221)    (57,843,090)  (20,969,625)  (13,757,547)  (15,866,865)  (17,234,528)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
    98,431,059     113,952,602     105,807,761     106,510,754    25,318,749    28,555,762    24,739,776    31,311,242
==============  ==============  ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                AST T. Rowe Price Natural    AST T. Rowe Price Asset     AST International Value
                                   Resources Portfolio        Allocation Portfolio              Portfolio
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (4,770,526) $ (4,930,380) $ (3,585,315) $  1,179,950  $ (2,688,268) $ (1,802,187)
  Capital gains distributions
   received...................   29,576,761    30,810,148    22,512,899    29,241,880             0             0
  Realized gain (loss) on
   shares redeemed............   46,252,591    58,241,724     5,702,790    (2,533,767)   37,297,323    20,568,797
  Net change in unrealized
   gain (loss) on
   investments................   75,090,181   (38,064,015)   (3,062,461)   14,990,803    17,561,850    33,662,745
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................  146,149,007    46,057,477    21,567,913    42,878,866    52,170,905    52,429,355
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   41,759,160    41,668,675   397,277,733    31,960,127    67,785,127    49,513,230
  Surrenders, withdrawals and
   death benefits.............  (64,542,343)  (47,152,264)  (80,196,062)  (65,693,748)  (45,095,626)  (27,147,948)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   66,979,192   (43,396,410)   45,955,253    23,307,943    36,849,512    44,740,207
  Withdrawal and other
   charges....................     (271,020)     (255,301)     (292,447)     (286,973)     (207,502)     (141,497)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   43,924,989   (49,135,300)  362,744,477   (10,712,651)   59,331,511    66,963,992
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  190,073,996    (3,077,823)  384,312,390    32,166,215   111,502,416   119,393,347

NET ASSETS
  Beginning of period.........  377,853,157   380,930,980   453,917,826   421,751,611   307,008,826   187,615,479
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $567,927,153  $377,853,157  $838,230,216  $453,917,826  $418,511,242  $307,008,826
                               ============  ============  ============  ============  ============  ============

  Beginning units.............   11,346,551    12,695,727    23,736,273    22,882,365    16,917,509    12,494,641
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   13,857,446    11,909,653    60,077,602    12,361,101    18,665,459    14,140,436
  Units redeemed..............  (11,880,759)  (13,258,829)  (31,635,600)  (11,507,193)  (15,123,473)   (9,717,568)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................   13,323,238    11,346,551    52,178,275    23,736,273    20,459,495    16,917,509
                               ============  ============  ============  ============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A31

                                              SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
   AST MFS Global Equity    AST JPMorgan International  AST T. Rowe Price Global Bond    AST International Growth
         Portfolio               Equity Portfolio                Portfolio                       Portfolio
--------------------------  --------------------------  ----------------------------  ------------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007     01/01/2006      01/01/2007      01/01/2006
     to            to            to            to            to             to              to              to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007     12/31/2006      12/31/2007      12/31/2006
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

$    693,550  $ (1,865,951) $   (881,490) $ (1,553,580) $  4,032,941   $   (510,275)  $  (19,436,713) $   (5,778,597)

  19,847,135    14,326,966             0             0             0      4,651,359       99,688,621               0

  30,285,396    13,459,335    72,727,635    52,492,530     2,381,362     (3,905,923)     176,261,626     183,799,140

 (37,131,974)    9,780,085   (36,759,487)   37,732,770    27,365,025     19,367,994      (28,175,778)     91,107,539
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

  13,694,107    35,700,435    35,086,658    88,671,720    33,779,328     19,603,155      228,337,756     269,128,082
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------


  11,988,874     9,559,875    22,214,985    18,359,088    24,792,881     23,989,815       70,445,262      90,616,430

 (29,167,500)  (21,198,074)  (70,775,688)  (60,152,203)  (48,156,070)   (41,147,237)    (192,902,729)   (178,084,311)

 (62,056,371)   67,955,379   (21,644,143)   (5,004,501)     (874,891)   (64,697,733)    (190,908,879)   (354,328,822)

    (127,010)     (112,789)     (297,762)     (304,673)     (232,816)      (248,462)        (871,834)       (971,074)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

 (79,362,007)   56,204,391   (70,502,608)  (47,102,289)  (24,470,896)   (82,103,617)    (314,238,180)   (442,767,777)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

 (65,667,900)   91,904,826   (35,415,950)   41,569,431     9,308,432    (62,500,462)     (85,900,424)   (173,639,695)

 240,811,449   148,906,623   502,228,325   460,658,894   452,329,904    514,830,366    1,536,181,205   1,709,820,900
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
$175,143,549  $240,811,449  $466,812,375  $502,228,325  $461,638,336   $452,329,904   $1,450,280,781  $1,536,181,205
============  ============  ============  ============  ============   ============   ==============  ==============

  14,954,097    11,542,613    20,776,118    22,661,386    35,160,659     41,855,611       74,075,677      98,133,364
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
   7,822,766    11,914,212    14,061,306    13,807,158    23,378,020     21,412,879       25,167,864      34,052,827
 (12,629,693)   (8,502,728)  (16,132,247)  (15,692,426)  (25,157,901)   (28,107,831)     (39,332,833)    (58,110,514)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
  10,147,170    14,954,097    18,705,177    20,776,118    33,380,778     35,160,659       59,910,708      74,075,677
============  ============  ============  ============  ============   ============   ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                       SUBACCOUNTS
                               ------------------------------------------------------------------------------------------
                                  AST Aggressive Asset        AST Capital Growth Asset      AST Balanced Asset Allocation
                                  Allocation Portfolio          Allocation Portfolio                  Portfolio
                               --------------------------  ------------------------------  ------------------------------
                                01/01/2007    01/01/2006     01/01/2007      01/01/2006      01/01/2007      01/01/2006
                                    to            to             to              to              to              to
                                12/31/2007    12/31/2006     12/31/2007      12/31/2006      12/31/2007      12/31/2006
                               ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)..................... $ (7,305,946) $ (3,701,687) $  (80,991,641) $  (36,057,684) $  (53,408,651) $  (27,934,427)
  Capital gains distributions
   received...................    2,728,801             0      14,583,579               0      10,877,421               0
  Realized gain (loss) on
   shares redeemed............   14,556,485       994,409      25,705,846        (711,980)     10,954,491       1,432,365
  Net change in unrealized
   gain (loss) on
   investments................   15,542,202    29,630,043     309,219,189     244,855,287     225,680,868     170,438,653
                               ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   25,521,542    26,922,765     268,516,973     208,085,623     194,104,129     143,936,591
                               ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................  160,413,749   127,376,546   2,015,830,885   1,700,743,711   1,390,847,386   1,269,277,796
  Surrenders, withdrawals and
   death benefits.............  (23,729,491)   (9,193,916)   (175,825,481)    (70,134,881)   (175,301,959)    (73,710,326)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    6,043,249   158,929,497      70,573,422     999,815,222      97,813,870     772,649,199
  Withdrawal and other
   charges....................     (219,795)     (103,726)     (1,124,258)       (438,025)       (833,013)       (366,297)
                               ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  142,507,712   277,008,401   1,909,454,568   2,629,986,027   1,312,526,284   1,967,850,372
                               ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  168,029,254   303,931,166   2,177,971,541   2,838,071,650   1,506,630,413   2,111,786,963

NET ASSETS
  Beginning of period.........  338,015,197    34,084,031   3,056,729,065     218,657,415   2,302,446,071     190,659,108
                               ------------  ------------  --------------  --------------  --------------  --------------
  End of period............... $506,044,451  $338,015,197  $5,234,700,606  $3,056,729,065  $3,809,076,484  $2,302,446,071
                               ============  ============  ==============  ==============  ==============  ==============

  Beginning units.............   29,758,635     3,409,311     274,471,163      21,855,191     209,952,238      19,037,082
                               ------------  ------------  --------------  --------------  --------------  --------------
  Units issued................   47,683,825    46,147,821     416,597,034     382,158,761     278,937,880     279,070,825
  Units redeemed..............  (36,022,542)  (19,798,497)   (253,153,738)   (129,542,789)   (163,931,268)    (88,155,669)
                               ------------  ------------  --------------  --------------  --------------  --------------
  Ending units................   41,419,918    29,758,635     437,914,459     274,471,163     324,958,850     209,952,238
                               ============  ============  ==============  ==============  ==============  ==============


  The accompanying notes are an integral part of these financial statements.

                                      A33

                                          SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
   AST Conservative Asset       AST Preservation Asset
    Allocation Portfolio         Allocation Portfolio       Davis Value Portfolio     Evergreen VA Balanced Fund
----------------------------  --------------------------  ------------------------  ---------------------------
  01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006  01/01/2007     01/01/2006
      to             to            to            to            to           to          to             to
  12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006  12/31/2007     12/31/2006
--------------  ------------  ------------  ------------  -----------  -----------  ----------     -----------

$  (14,769,914) $ (6,468,078) $ (7,156,000) $ (2,639,197) $   (50,298) $   (70,886) $  158,182    $    66,414

     2,456,706             0             0             0      508,895            0           0              0

     5,866,997     1,947,545    18,894,570       857,830    1,474,486      450,826     123,941        (36,554)

    62,009,167    36,156,421    16,874,669    12,796,758   (1,476,311)   1,167,108      26,398        468,130
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

    55,562,956    31,635,888    28,613,239    11,015,391      456,772    1,547,048     308,521        497,990
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------


   453,400,089   299,523,900   228,973,369   129,076,642        3,114       12,580       3,896          3,311

   (56,825,592)  (23,854,174)  (32,421,611)  (10,684,516)  (2,113,963)  (1,368,209)   (936,068)      (572,072)

   129,479,706   212,951,392    93,752,664   109,499,246      633,349    3,373,312      14,398       (528,899)

      (233,183)     (118,196)     (129,253)      (55,863)     (20,617)     (20,827)    (15,449)       (16,599)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

   525,821,020   488,502,922   290,175,169   227,835,509   (1,498,117)   1,996,856    (933,223)    (1,114,259)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

   581,383,976   520,138,810   318,788,408   238,850,900   (1,041,345)   3,543,904    (624,702)      (616,269)

   561,803,967    41,665,157   250,007,194    11,156,294   13,705,564   10,161,660   6,174,236      6,790,505
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
$1,143,187,943  $561,803,967  $568,795,602  $250,007,194  $12,664,219  $13,705,564  $5,549,534    $ 6,174,236
==============  ============  ============  ============  ===========  ===========   ==========    ===========

    51,724,638     4,156,115    23,553,542     1,111,640    1,082,056      911,967     590,857        704,369
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
   103,329,126    77,180,222    83,601,551    44,533,338      259,921      408,006      40,492         25,286
   (56,499,935)  (29,611,699)  (56,817,239)  (22,091,436)    (374,408)    (237,917)   (126,551)      (138,798)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
    98,553,829    51,724,638    50,337,854    23,553,542      967,569    1,082,056     504,798        590,857
==============  ============  ============  ============  ===========  ===========   ==========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                               ----------------------------------------------------------------------------
                                                         Evergreen VA International Evergreen VA Fundamental
                               Evergreen VA Growth Fund         Equity Fund              Large Cap Fund
                               ------------------------  -------------------------  -----------------------
                                01/01/2007   01/01/2006   01/01/2007    01/01/2006   01/01/2007  01/01/2006
                                    to           to           to            to           to          to
                                12/31/2007   12/31/2007   12/31/2007    12/31/2006   12/31/2007  12/31/2006
                               -----------  -----------  ------------  -----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)..................... $  (711,470) $  (747,600) $    991,138  $ 1,797,832  $   (36,522) $  (14,303)
  Capital gains distributions
   received...................   8,359,322    2,423,286     8,182,510    3,992,333      674,528     151,870
  Realized gain (loss) on
   shares redeemed............   3,010,088    3,353,571     9,494,317    7,845,472      695,681     380,652
  Net change in unrealized
   gain (loss) on
   investments................  (6,960,318)  (1,672,998)   (6,309,111)    (153,768)    (695,066)    430,298
                               -----------  -----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   3,697,622    3,356,259    12,358,854   13,481,869      638,621     948,517
                               -----------  -----------  ------------  -----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   3,746,033    3,826,544    11,207,927   10,177,879        8,216      10,631
  Surrenders, withdrawals and
   death benefits.............  (5,451,331)  (5,052,087)  (12,987,070)  (6,810,978)  (1,210,200)   (988,930)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (4,084,260)  (4,266,678)   10,908,784   10,175,999     (382,058)    250,287
  Withdrawal and other
   charges....................     (37,019)     (39,322)      (79,138)     (51,386)     (23,170)    (24,461)
                               -----------  -----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (5,826,577)  (5,531,543)    9,050,503   13,491,514   (1,607,212)   (752,473)
                               -----------  -----------  ------------  -----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (2,128,955)  (2,175,284)   21,409,357   26,973,383     (968,591)    196,044

NET ASSETS
  Beginning of period.........  43,826,409   46,001,693    91,051,734   64,078,351    9,482,236   9,286,192
                               -----------  -----------  ------------  -----------  -----------  ----------
  End of period............... $41,697,454  $43,826,409  $112,461,091  $91,051,734  $ 8,513,645  $9,482,236
                               ===========  ===========  ============  ===========  ===========  ==========

  Beginning units.............   3,503,745    4,018,842     5,001,170    4,304,433      703,512     765,339
                               -----------  -----------  ------------  -----------  -----------  ----------
  Units issued................   1,749,567    2,664,047     5,621,093    5,048,825       65,084     110,075
  Units redeemed..............  (2,200,844)  (3,179,144)   (5,213,484)  (4,352,088)    (176,937)   (171,902)
                               -----------  -----------  ------------  -----------  -----------  ----------
  Ending units................   3,052,468    3,503,745     5,408,779    5,001,170      591,659     703,512
                               ===========  ===========  ============  ===========  ===========  ==========


  The accompanying notes are an integral part of these financial statements.

                                      A35

                                       SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                          Evergreen VA Special Values Evergreen VA Diversified Columbia Money Market Fund,
 Evergreen VA Omega Fund            Fund                Income Builder Fund               VS
------------------------  --------------------------  -----------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007  01/01/2006   01/01/2007    01/01/2006
     to           to           to            to            to          to           to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007  12/31/2006   12/31/2007    12/31/2006
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

$  (234,092) $  (367,065) $    (9,803)   $  (55,731)  $   224,546  $  141,673  $   102,340   $   107,113

          0            0    1,034,019       986,910        60,729           0            0             0

  3,313,947    1,018,253      591,009       456,046        89,376     100,173            0             0

   (975,111)     363,971   (2,305,094)      131,595      (220,473)     54,419            0             0
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

  2,104,744    1,015,159     (689,869)    1,518,820       154,178     296,265      102,340       107,113
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------


  1,390,887    1,115,513        8,598        24,610         1,155      20,905       (7,819)        1,096

 (3,198,089)  (2,646,531)    (918,077)     (952,430)     (670,281)   (740,698)  (2,860,059)   (2,987,383)

   (608,072)  (5,655,643)    (329,513)      387,939      (349,384)    568,602    2,740,338     2,221,290

    (35,365)     (38,656)     (19,921)      (21,169)      (15,202)    (16,457)      (3,631)       (3,610)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

 (2,450,639)  (7,225,317)  (1,258,913)     (561,050)   (1,033,712)   (167,648)    (131,171)     (768,607)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

   (345,895)  (6,210,158)  (1,948,782)      957,770      (879,534)    128,617      (28,831)     (661,494)

 22,281,153   28,491,311    8,852,093     7,894,323     6,868,720   6,740,103    2,597,272     3,258,766
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
$21,935,258  $22,281,153  $ 6,903,311    $8,852,093   $ 5,989,186  $6,868,720  $ 2,568,441   $ 2,597,272
===========  ===========   ===========   ==========   ===========  ==========  ===========   ===========

  2,450,162    3,270,392      368,393       393,403       468,336     479,922      246,470       320,640
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
  1,462,945      859,483       49,710        89,751        88,691      84,134      270,236       258,787
 (1,787,146)  (1,679,713)    (102,464)     (114,761)     (155,514)    (95,720)    (282,284)     (332,957)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
  2,125,961    2,450,162      315,639       368,393       401,513     468,336      234,422       246,470
===========  ===========   ===========   ==========   ===========  ==========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ----------------------------------------------------------------------------
                               Columbia Small Company  Columbia Large Cap Growth Prudential SP International
                                   Growth Fund, VS             Stock, VS             Growth Portfolio
                               ----------------------  ------------------------  --------------------------
                               01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
                                   to          to           to           to           to            to
                               12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
                               ----------  ----------  -----------  -----------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)..................... $  (11,179) $  (13,420) $   (70,068) $   (82,796) $  (397,635)  $    78,615
  Capital gains distributions
   received...................          0           0            0            0    6,884,448     2,834,880
  Realized gain (loss) on
   shares redeemed............    128,089     191,550      531,919      292,249    6,012,268     3,090,899
  Net change in unrealized
   gain (loss) on
   investments................     13,100     (29,935)   1,040,669      901,382   (5,465,838)     (126,050)
                               ----------  ----------  -----------  -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    130,010     148,195    1,502,520    1,110,835    7,033,243     5,878,344
                               ----------  ----------  -----------  -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................       (207)        353        3,406        3,814      451,787     1,322,197
  Surrenders, withdrawals and
   death benefits.............   (131,215)   (358,812)  (1,491,334)  (3,195,091)  (6,862,153)   (4,297,948)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    (82,318)    (19,223)  (1,278,161)    (384,921)   7,655,455     7,615,678
  Withdrawal and other
   charges....................     (1,617)     (2,188)     (13,489)     (17,115)     (29,112)      (23,879)
                               ----------  ----------  -----------  -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (215,357)   (379,870)  (2,779,578)  (3,593,313)   1,215,977     4,616,048
                               ----------  ----------  -----------  -----------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................    (85,347)   (231,675)  (1,277,058)  (2,482,478)   8,249,220    10,494,392

NET ASSETS
  Beginning of period.........  1,154,647   1,386,322   11,755,050   14,237,528   43,165,895    32,671,503
                               ----------  ----------  -----------  -----------  -----------   -----------
  End of period............... $1,069,300  $1,154,647  $10,477,992  $11,755,050  $51,415,115   $43,165,895
                               ==========  ==========  ===========  ===========  ===========   ===========

  Beginning units.............     61,522      82,198    1,028,389    1,359,332    3,003,554     2,708,809
                               ----------  ----------  -----------  -----------  -----------   -----------
  Units issued................      1,017         673        5,880        4,776    3,781,478     4,134,159
  Units redeemed..............    (11,813)    (21,349)    (234,438)    (335,719)  (3,741,761)   (3,839,414)
                               ----------  ----------  -----------  -----------  -----------   -----------
  Ending units................     50,726      61,522      799,831    1,028,389    3,043,271     3,003,554
                               ==========  ==========  ===========  ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
 Gartmore NVIT Developing                                 First Trust Target Focus Four
          Markets           First Trust The Dow Target 10         Portfolio             First Trust Energy Sector
--------------------------  ----------------------------  ----------------------------  -----------------------
 01/01/2007    01/01/2006    01/01/2007      01/01/2006    01/01/2007     01/01/2006     01/01/2007   01/01/2006
     to            to            to              to            to             to             to           to
 12/31/2007    12/31/2006    12/31/2007      12/31/2006    12/31/2007     12/31/2006     3/16/2007*   12/31/2006
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

$ (4,406,002) $ (3,020,361) $   (359,001)   $  (298,508)  $   (80,220)   $   (85,887)   $    (9,177)  $  (49,420)

  51,064,989    24,511,856             0              0             0              0              0            0

  44,763,374    38,701,978     2,229,490      1,983,148       447,884        394,365      1,556,749    1,061,121

  27,984,471    14,192,813    (2,151,440)     2,149,270      (212,530)      (138,785)    (1,596,090)    (514,292)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

 119,406,832    74,386,286      (280,951)     3,833,910       155,134        169,693        (48,518)     497,409
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------


  39,356,712    33,488,032     1,849,118      2,580,959       248,350        226,520          4,057       40,698

 (53,564,679)  (37,834,276)   (2,437,444)    (2,221,051)   (1,070,540)      (995,856)       (95,809)    (490,003)

  50,203,241   (39,629,985)  (10,887,401)    12,155,804     7,638,026       (664,232)    (4,218,784)    (343,684)

    (215,114)     (184,649)      (16,136)       (14,093)       (5,192)        (5,751)          (896)      (5,512)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

  35,780,160   (44,160,878)  (11,491,863)    12,501,619     6,810,644     (1,439,319)    (4,311,432)    (798,501)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

 155,186,992    30,225,408   (11,772,814)    16,335,529     6,965,778     (1,269,626)    (4,359,950)    (301,092)

 323,570,554   293,345,146    27,949,971     11,614,442     5,731,923      7,001,549      4,359,950    4,661,042
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
$478,757,546  $323,570,554  $ 16,177,157    $27,949,971   $12,697,701    $ 5,731,923    $         0   $4,359,950
============  ============   ============   ===========    ===========    ===========   ===========   ==========

  14,181,235    17,520,729     2,310,852      1,226,145     1,128,706      1,468,037        148,976      177,562
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
  17,637,155    17,333,824     1,612,884      3,176,937       946,307        173,572          2,476       47,393
 (17,714,261)  (20,673,318)   (2,563,026)    (2,092,230)     (583,167)      (512,903)      (151,452)     (75,979)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
  14,104,129    14,181,235     1,360,710      2,310,852     1,491,846      1,128,706              0      148,976
============  ============   ============   ===========    ===========    ===========   ===========   ==========

*  Date subaccount was no longer available for investment.


  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                              SUBACCOUNTS
                               -------------------------------------------------------------------------------
                                                              First Trust PharmHealth
                               First Trust Financial Services          Sector           First Trust Technology
                               -----------------------------  -----------------------  -----------------------
                                01/01/2007     01/01/2006      01/01/2007  01/01/2006   01/01/2007  01/01/2006
                                    to             to              to          to           to          to
                                3/16/2007*     12/31/2006      3/16/2007*  12/31/2006   3/16/2007*  12/31/2006
                                -----------    ----------     -----------  ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)..................... $    (7,089)    $  (36,314)    $    (6,030) $  (30,053) $    (2,479) $  (13,703)
  Capital gains distributions
   received...................           0              0               0           0            0           0
  Realized gain (loss) on
   shares redeemed............   1,168,057        263,908         677,159      81,707      328,330      (1,396)
  Net change in unrealized
   gain (loss) on
   investments................  (1,266,852)       284,263        (650,523)    152,819     (344,074)     42,161
                                -----------     ----------    -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    (105,884)       511,857          20,606     204,473      (18,223)     27,062
                                -----------     ----------    -----------  ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................       5,033         34,242           4,873      39,005        1,456      11,578
  Surrenders, withdrawals and
   death benefits.............    (181,765)      (447,833)       (110,276)   (330,115)     (44,771)   (253,974)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (3,192,808)      (216,153)     (2,782,812)   (103,053)  (1,226,228)    (27,238)
  Withdrawal and other
   charges....................        (774)        (4,446)           (589)     (4,024)        (258)     (1,690)
                                -----------     ----------    -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (3,370,314)      (634,190)     (2,888,804)   (398,187)  (1,269,801)   (271,324)
                                -----------     ----------    -----------  ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,476,198)      (122,333)     (2,868,198)   (193,714)  (1,288,024)   (244,262)

NET ASSETS
  Beginning of period.........   3,476,198      3,598,531       2,868,198   3,061,912    1,288,024   1,532,286
                                -----------     ----------    -----------  ----------  -----------  ----------
  End of period............... $        (0)    $3,476,198     $        (0) $2,868,198  $         0  $1,288,024
                                ===========     ==========    ===========  ==========  ===========  ==========

  Beginning units.............     192,834        230,880         245,114     282,129      254,686     308,467
                                -----------     ----------    -----------  ----------  -----------  ----------
  Units issued................       2,292         20,885           1,697      28,329        1,237      24,414
  Units redeemed..............    (195,126)       (58,931)       (246,811)    (65,344)    (255,923)    (78,195)
                                -----------     ----------    -----------  ----------  -----------  ----------
  Ending units................           0        192,834               0     245,114            0     254,686
                                ===========     ==========    ===========  ==========  ===========  ==========

*  Date subaccount was no longer available for investment.


  The accompanying notes are an integral part of these financial statements.

                                      A39

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
First Trust Global Dividend    First Trust NASDAQ
         Target 15                 Target 15         First Trust S&P Target 24   First Trust Managed VIP
--------------------------  -----------------------  ------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
     to            to            to          to           to           to           to            to
 12/31/2007    12/31/2006    12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

$ (2,761,248) $ (1,112,432) $  (126,996) $  (87,502) $  (261,488) $  (261,352) $ (3,285,388) $ (3,214,208)

           0             0            0           0            0            0             0             0

  25,019,980     2,824,074    1,471,731     359,256      741,588      678,407    17,576,113    11,127,745

  (9,583,405)   20,443,439       83,416     193,480     (151,056)    (313,802)   (1,161,311)    8,160,773
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  12,675,327    22,155,081    1,428,151     465,234      329,044      103,253    13,129,414    16,074,310
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------


  35,807,455    16,109,982      903,050     567,638    2,994,280    3,225,482    20,126,283    39,414,454

 (20,460,276)   (9,122,089)  (1,235,474)   (831,400)  (1,315,152)  (2,071,338)  (16,252,184)  (15,883,091)

  16,954,640    62,924,819    2,910,865     568,600   (2,250,495)  (3,225,910)  (46,553,690)  (18,405,304)

     (85,597)      (42,010)      (6,094)     (5,705)     (16,208)     (17,214)     (155,112)     (175,098)
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  32,216,222    69,870,702    2,572,347     299,133     (587,575)  (2,088,980)  (42,834,703)    4,950,961
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  44,891,549    92,025,783    4,000,498     764,367     (258,531)  (1,985,727)  (29,705,289)   21,025,271

 128,825,541    36,799,758    7,316,458   6,552,091   16,056,366   18,042,093   203,897,808   182,872,537
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
$173,717,090  $128,825,541  $11,316,956  $7,316,458  $15,797,835  $16,056,366  $174,192,519  $203,897,808
============  ============  ===========  ==========  ===========  ===========  ============  ============

   7,224,534     2,795,376      686,462     673,491    1,496,950    1,715,684    15,281,221    15,095,695
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
  12,861,370     8,549,490    1,236,164     338,442      990,858      995,338     8,620,725    12,146,732
 (11,380,787)   (4,120,332)  (1,066,111)   (325,471)  (1,062,915)  (1,214,072)  (11,872,506)  (11,961,206)
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
   8,705,117     7,224,534      856,515     686,462    1,424,893    1,496,950    12,029,440    15,281,221
============  ============  ===========  ==========  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                               -------------------------------------------------------------------------------------
                                 First Trust Value Line
                                       Target 25          First Trust Dow Target Dividend     ProFund VP Asia 30
                               -------------------------  ------------------------------  --------------------------
                                01/01/2007   01/01/2006    01/01/2007      01/01/2006      01/01/2007    01/01/2006
                                    to           to            to              to              to            to
                                12/31/2007   12/31/2006    12/31/2007      12/31/2006      12/31/2007    12/31/2006
                               -----------  ------------   ------------    ------------   ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (611,353) $   (696,726) $ (1,649,125)   $ (1,424,166)   $ (2,650,815) $ (1,132,327)
  Capital gains distributions
   received...................           0             0             0               0               0             0
  Realized gain (loss) on
   shares redeemed............   3,333,434     4,454,883     7,004,619       1,436,917      77,228,833    11,950,842
  Net change in unrealized
   gain (loss) on
   investments................   3,430,262    (3,444,443)   (6,204,445)     11,986,715     (22,040,130)   19,090,406
                               -----------  ------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   6,152,343       313,714      (848,951)     11,999,466      52,537,888    29,908,921
                               -----------  ------------   ------------    ------------   ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   5,419,985     8,556,417    16,958,884      33,060,165      20,195,180     9,611,397
  Surrenders, withdrawals and
   death benefits.............  (5,240,270)   (6,069,926)   (8,010,283)     (5,234,254)    (20,001,165)  (10,689,096)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (6,045,029)  (13,054,303)  (26,042,618)      2,722,430       4,539,932    75,005,994
  Withdrawal and other
   charges....................     (26,325)      (30,166)      (55,679)        (49,560)        (77,426)      (53,418)
                               -----------  ------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (5,891,639)  (10,597,978)  (17,149,696)     30,498,781       4,656,521    73,874,877
                               -----------  ------------   ------------    ------------   ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................     260,704   (10,284,264)  (17,998,647)     42,498,247      57,194,409   103,783,798

NET ASSETS
  Beginning of period.........  43,760,308    54,044,572   100,921,871      58,423,624     172,273,964    68,490,166
                               -----------  ------------   ------------    ------------   ------------  ------------
  End of period............... $44,021,012  $ 43,760,308  $ 82,923,224    $100,921,871    $229,468,373  $172,273,964
                               ===========  ============   ============    ============   ============  ============

  Beginning units.............   3,690,582     4,713,454     8,908,522       5,988,499       8,238,599     4,504,345
                               -----------  ------------   ------------    ------------   ------------  ------------
  Units issued................   1,593,740     2,094,912     7,564,240      11,940,423      34,400,771    24,207,820
  Units redeemed..............  (2,064,865)   (3,117,784)   (9,107,786)     (9,020,400)    (35,320,484)  (20,473,566)
                               -----------  ------------   ------------    ------------   ------------  ------------
  Ending units................   3,219,457     3,690,582     7,364,976       8,908,522       7,318,886     8,238,599
                               ===========  ============   ============    ============   ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                          SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------

    ProFund VP Banks            ProFund VP Bear        ProFund VP Biotechnology  ProFund VP Basic Materials
------------------------  --------------------------  -------------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007   01/01/2006    01/01/2007    01/01/2006
     to           to           to            to            to           to            to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007   12/31/2006    12/31/2007    12/31/2006
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

$   147,036  $  (130,831) $    995,313  $     68,135  $  (201,487) $   (236,581) $   (961,895) $   (414,668)

          0            0             0             0            0             0             0             0

 (2,352,518)   1,615,941    (4,551,808)   (6,840,982)    (911,792)   (1,139,217)   11,983,636        12,486

   (585,082)     354,754      (158,292)      (65,361)  (1,218,303)       30,875       933,227       885,483
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

 (2,790,564)   1,839,864    (3,714,787)   (6,838,208)  (2,331,582)   (1,344,923)   11,954,968       483,301
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------


  1,329,100      805,117       987,250     2,866,249      512,539     1,088,033     8,864,895     3,763,433

 (1,211,579)  (1,736,311)   (5,232,670)   (6,606,733)  (2,573,473)   (1,869,232)   (9,072,221)   (3,381,536)

   (744,406)     519,234     9,118,682    (9,453,008)   8,696,611   (10,577,422)   69,507,252    (4,351,131)

     (5,519)      (8,502)      (25,975)      (33,936)      (8,021)       (9,965)      (40,198)      (18,845)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

   (632,404)    (420,462)    4,847,287   (13,227,428)   6,627,656   (11,368,586)   69,259,728    (3,988,079)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

 (3,422,968)   1,419,402     1,132,500   (20,065,636)   4,296,074   (12,713,509)   81,214,696    (3,504,778)

 13,291,218   11,871,816    28,388,023    48,453,659   12,289,511    25,003,020    30,609,110    34,113,888
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
$ 9,868,250  $13,291,218  $ 29,520,523  $ 28,388,023  $16,585,585  $ 12,289,511  $111,823,806  $ 30,609,110
===========  ===========  ============  ============  ===========  ============  ============  ============

    961,152      974,635     4,204,752     6,309,273    1,291,025     2,502,807     2,130,572     2,618,695
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
  6,315,686    7,818,471    99,137,778    86,655,952    7,899,874     8,576,871    32,416,176    15,108,971
 (6,298,399)  (7,831,954)  (98,925,844)  (88,760,473)  (7,428,110)   (9,788,653)  (28,536,348)  (15,597,094)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
    978,439      961,152     4,416,686     4,204,752    1,762,789     1,291,025     6,010,400     2,130,572
===========  ===========  ============  ============  ===========  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                                                                            ProFund VP Consumer
                                  ProFund VP UltraBull            ProFund VP Bull                Services
                               --------------------------  ----------------------------  ------------------------
                                01/01/2007    01/01/2006     01/01/2007     01/01/2006    01/01/2007   01/01/2006
                                    to            to             to             to            to           to
                                12/31/2007    12/31/2006     12/31/2007     12/31/2006    12/31/2007   12/31/2006
                               ------------  ------------  -------------  -------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)..................... $   (477,430) $   (488,082) $  (1,285,499) $  (2,013,790) $  (101,955) $   (93,040)
  Capital gains distributions
   received...................    4,237,192     2,056,721      1,322,855      6,981,569            0            0
  Realized gain (loss) on
   shares redeemed............   (2,471,728)    4,958,959      6,424,520     10,459,900     (226,149)     684,732
  Net change in unrealized
   gain (loss) on
   investments................   (2,251,381)    1,292,214     (3,650,949)     3,245,814     (155,137)     169,135
                               ------------  ------------  -------------  -------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     (963,347)    7,819,812      2,810,927     18,673,493     (483,241)     760,827
                               ------------  ------------  -------------  -------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    2,760,719       991,825      3,545,828      5,284,700      530,210      451,825
  Surrenders, withdrawals and
   death benefits.............   (6,147,562)   (6,450,986)   (17,791,653)   (21,022,983)    (451,651)    (652,663)
  Net transfers between other
   subaccounts or fixed rate
   option.....................      437,128    10,132,148    (86,624,455)     1,646,990   (3,643,498)   2,421,623
  Withdrawal and other
   charges....................      (29,853)      (30,752)       (83,552)       (95,873)      (3,389)      (4,100)
                               ------------  ------------  -------------  -------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (2,979,568)    4,642,235   (100,953,832)   (14,187,166)  (3,568,328)   2,216,685
                               ------------  ------------  -------------  -------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (3,942,915)   12,462,047    (98,142,905)     4,486,327   (4,051,569)   2,977,512

NET ASSETS
  Beginning of period.........   53,893,149    41,431,102    227,054,250    222,567,923    6,498,547    3,521,035
                               ------------  ------------  -------------  -------------  -----------  -----------
  End of period............... $ 49,950,234  $ 53,893,149  $ 128,911,345  $ 227,054,250  $ 2,446,978  $ 6,498,547
                               ============  ============  =============  =============  ===========  ===========

  Beginning units.............    4,654,736     4,472,352     18,245,182     20,271,654      601,586      348,500
                               ------------  ------------  -------------  -------------  -----------  -----------
  Units issued................   26,579,294    36,289,359     74,417,266     98,057,582    4,166,245    5,324,786
  Units redeemed..............  (27,098,630)  (36,106,975)   (82,433,694)  (100,084,054)  (4,528,187)  (5,071,700)
                               ------------  ------------  -------------  -------------  -----------  -----------
  Ending units................    4,135,400     4,654,736     10,228,754     18,245,182      239,644      601,586
                               ============  ============  =============  =============  ===========  ===========


  The accompanying notes are an integral part of these financial statements.

                                      A43

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
   ProFund VP Consumer
          Goods              ProFund VP Oil & Gas        ProFund VP Europe 30        ProFund VP Financials
------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to           to           to            to            to            to            to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

$  (127,531) $  (193,414) $ (2,715,646) $ (2,487,719) $    263,996  $ (1,111,216) $   (214,548) $   (384,774)

          0            0     4,189,010    12,004,097       865,529     2,102,028             0             0

  1,539,797    1,183,557    26,880,300     6,809,884    14,793,820     7,039,898    (2,242,419)    3,353,809

   (861,787)     603,230    10,665,648     2,711,001    (7,985,579)    4,950,596    (3,139,583)    1,209,156
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

    550,479    1,593,373    39,019,312    19,037,263     7,937,766    12,981,306    (5,596,550)    4,178,191
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------


    719,302      708,459    15,536,260    17,209,959     7,105,755     5,018,601     2,810,645     3,452,373

 (1,851,758)  (1,250,964)  (19,198,537)  (19,872,744)  (16,481,204)  (13,072,615)   (4,179,991)   (4,175,292)

 12,139,607   10,617,189     9,515,726   (20,941,350)  (31,791,285)   39,904,295   (17,300,745)    9,824,301

     (7,539)      (6,506)      (94,786)      (99,002)      (56,329)      (53,286)      (13,873)      (17,701)
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

 10,999,612   10,068,178     5,758,663   (23,703,137)  (41,223,063)   31,796,995   (18,683,964)    9,083,681
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

 11,550,091   11,661,551    44,777,975    (4,665,874)  (33,285,297)   44,778,301   (24,280,514)   13,261,872

 18,574,189    6,912,638   143,519,769   148,185,643   126,117,030    81,338,729    44,680,815    31,418,943
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$30,124,280  $18,574,189  $188,297,744  $143,519,769  $ 92,831,733  $126,117,030  $ 20,400,301  $ 44,680,815
===========  ===========  ============  ============  ============  ============  ============  ============

  1,569,847      630,384     7,128,072     8,943,170     9,520,644     7,480,817     3,162,737     2,568,147
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  9,361,091    8,120,128    30,040,226    32,538,390    43,234,150    31,519,947    10,228,546    14,173,650
 (8,582,307)  (7,180,665)  (30,097,341)  (34,353,488)  (46,867,202)  (29,480,120)  (11,612,121)  (13,579,060)
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  2,348,631    1,569,847     7,070,957     7,128,072     5,887,592     9,520,644     1,779,162     3,162,737
===========  ===========  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                               ProFund VP U.S. Government
                                          Plus               ProFund VP Health Care     ACCESS VP High Yield Fund
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  1,296,555  $  1,142,506  $   (829,605) $   (713,005) $  1,249,287  $  1,319,237
  Capital gains distributions
   received...................            0             0             0             0       253,447             0
  Realized gain (loss) on
   shares redeemed............    2,612,621    (1,281,442)    6,344,500       588,598      (751,288)      344,924
  Net change in unrealized
   gain (loss) on
   investments................    1,768,134    (2,707,111)   (3,064,569)    2,510,295      (341,674)      712,106
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    5,677,310    (2,846,047)    2,450,326     2,385,888       409,772     2,376,267
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    1,186,022     2,163,150     2,747,762     3,908,183       557,453     1,027,442
  Surrenders, withdrawals and
   death benefits.............   (8,561,714)   (7,947,199)   (7,150,639)   (5,154,146)   (4,055,193)   (4,111,844)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   58,128,356   (49,051,686)   (4,148,277)    8,928,346    (1,338,235)   (2,928,414)
  Withdrawal and other
   charges....................      (45,033)      (35,766)      (25,478)      (25,582)       (7,161)       (7,535)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   50,707,631   (54,871,501)   (8,576,632)    7,656,801    (4,843,136)   (6,020,351)
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   56,384,941   (57,717,548)   (6,126,306)   10,042,689    (4,433,364)   (3,644,084)

NET ASSETS
  Beginning of period.........   31,415,476    89,133,024    63,921,312    53,878,623    31,357,228    35,001,312
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $ 87,800,417  $ 31,415,476  $ 57,795,006  $ 63,921,312  $ 26,923,864  $ 31,357,228
                               ============  ============  ============  ============  ============  ============

  Beginning units.............    2,703,814     7,185,063     6,342,850     5,510,838     2,745,535     3,307,694
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   55,034,044    40,852,685    19,306,974    14,601,538    11,509,725    10,215,031
  Units redeemed..............  (50,650,912)  (45,333,934)  (20,328,731)  (13,769,526)  (11,981,092)  (10,777,190)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................    7,086,946     2,703,814     5,321,093     6,342,850     2,274,168     2,745,535
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------

  ProFund VP Industrials       ProFund VP Internet          ProFund VP Japan       ProFund VP Precious Metals
--------------------------  -------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007   01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to           to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007   12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

$   (379,939) $   (258,408) $   (97,076) $   (167,029) $  1,530,873  $   (633,485) $  2,294,619  $ (1,208,694)

           0             0            0     1,363,886             0    18,287,139             0             0

   1,623,314       852,573      373,841    (1,629,737)   (2,844,520)   (2,689,478)   12,704,273    12,193,224

    (691,733)      196,213     (266,008)     (126,298)   (2,831,176)  (15,705,535)    1,642,755    (9,537,818)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

     551,642       790,378       10,757      (559,178)   (4,144,823)     (741,359)   16,641,647     1,446,712
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------


   1,139,306       790,844    1,669,222       403,057     3,676,297     9,576,882    10,607,776    19,681,728

  (2,915,594)   (1,963,996)  (1,687,210)   (1,271,082)   (5,935,533)   (9,106,732)  (14,277,815)  (12,060,967)

  15,135,347      (129,549)   4,036,044   (14,629,847)  (36,643,066)  (60,983,061)   17,962,260     2,635,346

     (10,252)       (8,784)      (5,246)       (6,925)      (23,921)      (43,521)      (68,809)      (77,917)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

  13,348,807    (1,311,485)   4,012,810   (15,504,797)  (38,926,223)  (60,556,432)   14,223,412    10,178,190
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

  13,900,449      (521,107)   4,023,567   (16,063,975)  (43,071,046)  (61,297,791)   30,865,059    11,624,902

   9,580,709    10,101,816    9,275,264    25,339,239    67,826,530   129,124,321   124,745,013   113,120,111
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
$ 23,481,158  $  9,580,709  $13,298,831  $  9,275,264  $ 24,755,484  $ 67,826,530  $155,610,072  $124,745,013
============  ============  ===========  ============  ============  ============  ============  ============

     738,445       828,032      487,568     1,329,255     4,321,658     9,015,574     7,735,448     7,463,733
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
  13,430,608    13,560,890    4,369,018     3,257,672    17,346,877    30,467,605    34,486,182    39,950,437
 (12,574,912)  (13,650,477)  (4,209,280)   (4,099,359)  (19,934,333)  (35,161,521)  (34,164,142)  (39,678,722)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
   1,594,141       738,445      647,306       487,568     1,734,202     4,321,658     8,057,488     7,735,448
============  ============  ===========  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------

                                ProFund VP Mid-Cap Growth   ProFund VP Mid-Cap Value   ProFund VP Pharmaceuticals
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,298,722) $ (1,265,176) $ (1,072,996) $ (1,438,131) $   (119,236) $   (273,085)
  Capital gains distributions
   received...................    6,386,740     3,054,267     1,841,381    14,030,368             0             0
  Realized gain (loss) on
   shares redeemed............      210,042     2,754,112     8,068,195    (4,556,685)       (9,955)    1,499,730
  Net change in unrealized
   gain (loss) on
   investments................     (129,354)     (283,403)   (7,128,681)      970,217       118,656      (555,287)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    5,168,706     4,259,800     1,707,899     9,005,769       (10,535)      671,358
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,436,635     2,895,500     5,376,018     3,994,756     2,117,907     2,329,011
  Surrenders, withdrawals and
   death benefits.............  (10,455,388)  (11,337,324)  (11,672,406)  (12,369,034)   (2,198,128)   (1,969,570)
  Net transfers between other
   subaccounts or fixed rate
   option.....................     (661,847)  (84,413,191)  (34,672,699)    4,732,940    (8,535,100)    9,272,299
  Withdrawal and other
   charges....................      (38,465)      (38,338)      (41,675)      (45,407)      (10,452)      (10,519)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (7,719,065)  (92,893,353)  (41,010,762)   (3,686,745)   (8,625,773)    9,621,221
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (2,550,359)  (88,633,553)  (39,302,863)    5,319,024    (8,636,308)   10,292,579

NET ASSETS
  Beginning of period.........   67,092,368   155,725,921   104,430,109    99,111,085    21,075,366    10,782,787
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $ 64,542,009  $ 67,092,368  $ 65,127,246  $104,430,109  $ 12,439,058  $ 21,075,366
                               ============  ============  ============  ============  ============  ============

  Beginning units.............    5,245,813    12,851,561     6,923,953     7,506,708     2,412,795     1,377,678
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   46,075,271    60,057,424    27,042,120    48,380,955    12,044,838    16,323,829
  Units redeemed..............  (46,631,069)  (67,663,172)  (29,493,420)  (48,963,710)  (13,031,410)  (15,288,712)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................    4,690,015     5,245,813     4,472,653     6,923,953     1,426,223     2,412,795
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A47

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
                              ProFund VP Rising Rates
  ProFund VP Real Estate            Opportunity            ProFund VP NASDAQ-100     ProFund VP Semiconductor
--------------------------  --------------------------  --------------------------  -------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006
     to            to            to            to            to            to            to           to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

$   (444,635) $   (631,215) $  1,558,880  $   (208,606) $ (1,363,571) $ (1,237,003) $  (111,218) $   (137,267)

   1,688,286     3,423,208             0             0             0             0            0        99,030

  (8,535,690)    8,427,031    (5,411,250)    4,441,437     9,225,791       814,666      148,468    (1,665,247)

  (4,826,580)    1,937,485    (1,752,421)    2,893,448    (1,158,932)      397,615         (314)      441,315
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (12,118,619)   13,156,509    (5,604,791)    7,126,279     6,703,288       (24,722)      36,936    (1,262,169)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------


   7,343,219     6,467,388     2,556,856     4,104,489     3,375,601     4,170,114       86,736       488,759

  (7,200,460)   (7,190,419)   (6,336,299)   (8,591,341)  (11,202,446)   (9,077,807)  (1,748,051)   (1,356,844)

 (29,298,928)   22,887,072   (26,421,499)   (3,627,057)   28,110,472   (17,106,599)     971,248    (5,596,137)

     (31,585)      (35,828)      (38,765)      (64,890)      (50,618)      (50,982)      (3,664)       (5,164)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (29,187,754)   22,128,213   (30,239,707)   (8,178,799)   20,233,009   (22,065,274)    (693,731)   (6,469,386)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (41,306,373)   35,284,722   (35,844,498)   (1,052,520)   26,936,297   (22,089,996)    (656,795)   (7,731,555)

  69,717,021    34,432,299    70,970,264    72,022,784    67,277,076    89,367,072    5,953,235    13,684,790
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
$ 28,410,648  $ 69,717,021  $ 35,125,766  $ 70,970,264  $ 94,213,373  $ 67,277,076  $ 5,296,440  $  5,953,235
============  ============  ============  ============  ============  ============  ===========  ============

   3,041,223     1,948,512    10,313,304    11,308,697     7,599,738    11,466,225      842,301     1,777,840
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
  21,750,815    33,359,668    55,340,107    60,154,786    82,514,143    66,133,245    9,672,802    13,245,330
 (23,219,869)  (32,266,957)  (60,246,900)  (61,150,179)  (81,240,721)  (69,999,732)  (9,808,097)  (14,180,869)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
   1,572,169     3,041,223     5,406,511    10,313,304     8,873,160     7,599,738      707,006       842,301
============  ============  ============  ============  ============  ============  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A48

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               -------------------------------------------------------------------------------------

                               ProFund VP Small-Cap Growth   ProFund VP Short Mid-Cap    ProFund VP Short NASDAQ-100
                               ---------------------------  --------------------------  ----------------------------
                                01/01/2007     01/01/2006    01/01/2007    01/01/2006     01/01/2007     01/01/2006
                                    to             to            to            to             to             to
                                12/31/2007     12/31/2006    12/31/2007    12/31/2006     12/31/2007     12/31/2006
                               ------------  -------------  ------------  ------------  -------------  -------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,233,892) $  (1,726,667) $    189,325  $    (52,404) $   1,470,206  $    (456,628)
  Capital gains distributions
   received...................   10,679,126     17,365,750             0             0              0              0
  Realized gain (loss) on
   shares redeemed............  (10,525,394)    (3,469,243)     (373,955)   (2,071,813)    (5,794,133)    (3,199,061)
  Net change in unrealized
   gain (loss) on
   investments................   (1,715,420)      (857,842)      (15,226)       29,034       (288,413)      (473,315)
                               ------------  -------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (2,795,580)    11,311,998      (199,856)   (2,095,183)    (4,612,340)    (4,129,004)
                               ------------  -------------  ------------  ------------  -------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,734,214      4,669,105       208,172       351,365        780,260      2,875,673
  Surrenders, withdrawals and
   death benefits.............  (10,703,202)   (14,040,390)     (470,016)   (1,555,009)    (3,161,015)    (7,580,337)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (32,518,721)  (107,391,872)   (3,203,297)    4,324,910     (5,244,240)     1,333,425
  Withdrawal and other
   charges....................      (39,091)       (54,371)       (1,862)       (2,621)       (20,651)       (44,979)
                               ------------  -------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (39,526,800)  (116,817,528)   (3,467,003)    3,118,645     (7,645,646)    (3,416,218)
                               ------------  -------------  ------------  ------------  -------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (42,322,380)  (105,505,530)   (3,666,859)    1,023,462    (12,257,986)    (7,545,222)

NET ASSETS
  Beginning of period.........   79,247,181    184,752,711     5,103,715     4,080,253     23,704,012     31,249,234
                               ------------  -------------  ------------  ------------  -------------  -------------
  End of period............... $ 36,924,801  $  79,247,181  $  1,436,856  $  5,103,715  $  11,446,026  $  23,704,012
                               ============  =============  ============  ============  =============  =============

  Beginning units.............    5,414,930     13,796,968       616,685       471,870      4,161,359      5,301,419
                               ------------  -------------  ------------  ------------  -------------  -------------
  Units issued................   31,898,795     54,775,100    16,996,708    16,490,081    133,681,404    157,650,754
  Units redeemed..............  (34,910,438)   (63,157,138)  (17,430,285)  (16,345,266)  (135,528,427)  (158,790,814)
                               ------------  -------------  ------------  ------------  -------------  -------------
  Ending units................    2,403,287      5,414,930       183,108       616,685      2,314,336      4,161,359
                               ============  =============  ============  ============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A49

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
                                                                                            ProFund VP
ProFund VP Short Small-Cap  ProFund VP Small-Cap Value     ProFund VP Technology        Telecommunications
--------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to            to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    342,109  $   (170,866) $   (790,784) $ (1,206,043) $   (271,632) $   (215,221) $   (564,145) $   (287,180)

           0             0     5,396,689     3,789,620             0     1,215,827       154,513             0

     841,733    (4,889,151)   (3,075,722)    4,788,329     1,904,584      (751,448)    6,993,715     4,414,990

     (38,503)       45,479    (5,752,978)      820,990      (461,432)      719,026    (3,026,516)    2,414,952
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

   1,145,339    (5,014,538)   (4,222,795)    8,192,896     1,171,520       968,184     3,557,567     6,542,762
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


     379,674       427,599     4,025,061     4,195,940       607,692       341,533     6,969,294     2,380,193

  (2,566,465)   (4,038,682)   (5,839,730)   (9,516,809)   (3,502,191)   (2,173,905)   (7,846,075)   (3,442,196)

   1,343,659    14,431,368   (64,297,653)   36,468,814    14,421,097       154,210   (11,213,581)   29,837,254

      (8,133)      (12,198)      (25,638)      (38,080)       (7,453)       (6,740)      (30,250)      (17,093)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

    (851,265)   10,808,087   (66,137,960)   31,109,865    11,519,145    (1,684,902)  (12,120,612)   28,758,158
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

     294,074     5,793,549   (70,360,755)   39,302,761    12,690,665      (716,718)   (8,563,045)   35,300,920

  12,447,786     6,654,237   100,514,672    61,211,911    14,523,954    15,240,672    44,101,064     8,800,144
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 12,741,860  $ 12,447,786  $ 30,153,917  $100,514,672  $ 27,214,619  $ 14,523,954  $ 35,538,019  $ 44,101,064
============  ============  ============  ============  ============  ============  ============  ============

   1,564,369       726,430     6,877,715     4,739,545     2,300,676     2,697,378     5,122,795     1,288,772
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  70,775,536    62,360,428    17,639,985    38,801,365    19,884,883    12,347,314    28,928,530    32,035,431
 (70,777,339)  (61,522,489)  (22,309,308)  (36,663,195)  (18,762,524)  (12,744,016)  (30,673,646)  (28,201,408)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   1,562,566     1,564,369     2,208,392     6,877,715     3,423,035     2,300,676     3,377,679     5,122,795
============  ============  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A50

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                 ProFund VP UltraMid-Cap    ProFund VP UltraNASDAQ-100    ProFund VP UltraSmall-Cap
                               --------------------------  ----------------------------  --------------------------
                                01/01/2007    01/01/2006     01/01/2007     01/01/2006    01/01/2007    01/01/2006
                                    to            to             to             to            to            to
                                12/31/2007    12/31/2006     12/31/2007     12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,151,102) $ (1,316,406) $    (975,140) $    (937,357) $   (168,444) $   (801,087)
  Capital gains distributions
   received...................    1,657,662    11,946,631              0     26,656,831             0             0
  Realized gain (loss) on
   shares redeemed............   (3,683,462)   (7,174,886)    14,380,129    (30,314,358)   (6,022,267)    7,310,972
  Net change in unrealized
   gain (loss) on
   investments................     (265,895)     (124,376)    (3,407,379)     5,426,521        63,409     1,149,610
                               ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (3,442,797)    3,330,963      9,997,610        831,637    (6,127,302)    7,659,495
                               ------------  ------------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    7,237,442     7,971,265      1,901,053      2,992,138     1,091,284     1,354,285
  Surrenders, withdrawals and
   death benefits.............   (9,273,569)   (9,046,713)    (7,232,539)    (7,920,855)   (4,906,882)   (7,110,358)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (8,382,163)  (11,154,567)    24,979,371    (27,330,439)  (24,540,597)   15,407,407
  Withdrawal and other
   charges....................      (44,035)      (46,611)       (59,897)       (68,578)      (18,645)      (30,967)
                               ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (10,462,325)  (12,276,626)    19,587,988    (32,327,734)  (28,374,840)    9,620,367
                               ------------  ------------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (13,905,122)   (8,945,663)    29,585,598    (31,496,097)  (34,502,142)   17,279,862

NET ASSETS
  Beginning of period.........   78,716,867    87,662,530     64,704,885     96,200,982    56,994,100    39,714,238
                               ------------  ------------  -------------  -------------  ------------  ------------
  End of period............... $ 64,811,745  $ 78,716,867  $  94,290,483  $  64,704,885  $ 22,491,958  $ 56,994,100
                               ============  ============  =============  =============  ============  ============

  Beginning units.............    4,459,972     5,482,307     40,480,462     55,241,779     3,417,950     3,106,543
                               ------------  ------------  -------------  -------------  ------------  ------------
  Units issued................   44,823,444    46,373,947    194,852,292    204,489,672    18,150,861    41,972,438
  Units redeemed..............  (46,031,061)  (47,396,282)  (195,631,186)  (219,250,989)  (19,938,471)  (41,661,031)
                               ------------  ------------  -------------  -------------  ------------  ------------
  Ending units................    3,252,355     4,459,972     39,701,568     40,480,462     1,630,340     3,417,950
                               ============  ============  =============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A51

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
   ProFund VP Utilities     ProFund VP Large-Cap Growth ProFund VP Large-Cap Value       Rydex Nova Fund
--------------------------  --------------------------  --------------------------  ------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006
     to            to            to            to            to            to            to           to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

$   (768,315) $    149,097  $ (1,177,562) $ (1,037,442) $ (1,244,615) $ (1,181,661) $   (12,754) $   (12,584)

   1,109,981             0     1,384,240       888,115     5,037,853     1,264,432            0            0

  14,467,941     4,195,668     6,085,460     3,316,938     3,180,466    11,576,445      633,954      316,369

  (4,092,928)    8,419,690    (3,722,468)    1,705,934    (7,973,921)    2,659,173     (571,755)     864,041
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  10,716,679    12,764,455     2,569,670     4,873,545    (1,000,217)   14,318,389       49,445    1,167,826
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------


  13,215,301     7,866,830     3,315,205     2,221,056     2,703,968     2,754,118       (4,932)      49,790

 (15,163,779)   (9,673,572)  (11,191,105)   (8,897,501)  (16,150,222)  (12,532,283)  (1,354,724)    (772,071)

  70,815,459    17,157,280     4,372,555    (5,575,517)  (67,923,315)   69,401,237     (830,019)    (924,996)

     (64,234)      (45,728)      (35,830)      (29,414)      (50,896)      (41,009)      (6,484)      (7,773)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  68,802,747    15,304,810    (3,539,175)  (12,281,376)  (81,420,465)   59,582,063   (2,196,159)  (1,655,050)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  79,519,426    28,069,265      (969,505)   (7,407,831)  (82,420,682)   73,900,452   (2,146,714)    (487,224)

 103,909,704    75,840,439    75,650,121    83,057,952   152,132,150    78,231,698    7,255,497    7,742,721
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$183,429,130  $103,909,704  $ 74,680,616  $ 75,650,121  $ 69,711,468  $152,132,150  $ 5,108,783  $ 7,255,497
============  ============  ============  ============  ============  ============  ===========  ===========

   7,381,263     6,382,647     6,835,604     8,052,293    12,385,897     7,436,771      949,995    1,194,218
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  32,754,129    25,602,151    28,411,156    20,635,318    41,025,923    39,828,056       23,146       53,843
 (29,433,931)  (24,603,535)  (28,828,313)  (21,852,007)  (47,657,946)  (34,878,930)    (302,883)    (298,066)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  10,701,461     7,381,263     6,418,447     6,835,604     5,753,874    12,385,897      670,258      949,995
============  ============  ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A52

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ---------------------------------------------------------------------------
                                                         Rydex Inverse S&P 500
                                    Rydex OTC Fund           Strategy Fund        AIM V.I. Dynamics Fund
                               ------------------------  ---------------------  --------------------------
                                01/01/2007   01/01/2006  01/01/2007 01/01/2006   01/01/2007    01/01/2006
                                    to           to          to         to           to            to
                                12/31/2007   12/31/2006  12/31/2007 12/31/2006   12/31/2007    12/31/2006
                               -----------  -----------  ---------- ----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (300,740) $  (364,781) $  14,959  $   44,636  $ (1,114,077) $ (1,183,230)
  Capital gains distributions
   received...................           0            0          0           0             0             0
  Realized gain (loss) on
   shares redeemed............  (3,069,291)  (6,335,698)  (156,980)   (135,002)    6,621,123    14,160,822
  Net change in unrealized
   gain (loss) on
   investments................   6,810,575    7,628,032    136,665      16,020       947,861    (5,944,075)
                               -----------  -----------  ---------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   3,440,544      927,553     (5,356)    (74,346)    6,454,907     7,033,517
                               -----------  -----------  ---------  ----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................      44,680      116,008     (1,671)      6,405     4,421,233     4,337,447
  Surrenders, withdrawals and
   death benefits.............  (4,363,125)  (3,629,112)   (83,646)   (329,717)  (11,256,403)  (10,667,286)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (2,910,701)  (3,579,403)  (164,685)    (46,507)   (4,635,697)    4,770,189
  Withdrawal and other
   charges....................     (40,688)     (46,596)      (563)       (779)      (61,002)      (70,418)
                               -----------  -----------  ---------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (7,269,834)  (7,139,103)  (250,565)   (370,598)  (11,531,869)   (1,630,068)
                               -----------  -----------  ---------  ----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,829,290)  (6,211,550)  (255,921)   (444,944)   (5,076,962)    5,403,449

NET ASSETS
  Beginning of period.........  24,010,626   30,222,176    736,343   1,181,287    66,083,698    60,680,249
                               -----------  -----------  ---------  ----------  ------------  ------------
  End of period............... $20,181,336  $24,010,626  $ 480,422  $  736,343  $ 61,006,736  $ 66,083,698
                               ===========  ===========  =========  ==========  ============  ============

  Beginning units.............   3,716,598    4,873,588     85,606     125,308     5,239,057     5,599,675
                               -----------  -----------  ---------  ----------  ------------  ------------
  Units issued................      84,173      123,069     25,594       3,821     3,197,483     6,395,132
  Units redeemed..............  (1,113,763)  (1,280,059)   (55,013)    (43,523)   (4,115,329)   (6,755,750)
                               -----------  -----------  ---------  ----------  ------------  ------------
  Ending units................   2,687,008    3,716,598     56,187      85,606     4,321,211     5,239,057
                               ===========  ===========  =========  ==========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A53

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services AIM V.I. Global Health Care                              Wells Fargo Advantage VT
           Fund                        Fund              AIM V.I. Technology Fund      Asset Allocation Fund
--------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to            to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    (40,718) $     46,038  $ (1,522,979) $ (1,648,441) $   (826,324) $   (927,085) $    647,856  $    903,363

   3,280,015       431,961             0             0             0             0     1,325,177     1,193,735

   6,054,077     9,181,399    11,989,367    10,463,229     4,939,710     3,518,452        39,212    (1,410,178)

 (22,776,808)     (248,852)   (1,461,035)   (5,351,631)     (636,723)    3,057,764     3,434,674     9,617,815
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (13,483,434)    9,410,546     9,005,353     3,463,157     3,476,663     5,649,131     5,446,919    10,304,735
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   3,037,088     4,614,474     3,768,535     5,787,774       864,689       914,541        (6,589)       71,600

  (8,850,724)   (9,160,474)  (15,489,160)  (14,462,406)   (9,813,625)   (8,770,855)  (25,746,288)  (24,903,994)

 (16,855,108)  (10,798,717)   (8,624,657)   (8,972,276)   (5,286,227)   (7,695,052)   (4,472,432)   (5,680,234)

     (46,190)      (59,559)      (84,166)      (93,849)      (64,227)      (77,837)      (50,090)      (60,752)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (22,714,934)  (15,404,276)  (20,429,448)  (17,740,757)  (14,299,390)  (15,629,203)  (30,275,399)  (30,573,380)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (36,198,368)   (5,993,730)  (11,424,095)  (14,277,600)  (10,822,727)   (9,980,072)  (24,828,480)  (20,268,645)

  75,553,307    81,547,037   102,317,416   116,595,016    62,385,894    72,365,966    98,745,792   119,014,437
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 39,354,939  $ 75,553,307  $ 90,893,321  $102,317,416  $ 51,563,167  $ 62,385,894  $ 73,917,312  $ 98,745,792
============  ============  ============  ============  ============  ============  ============  ============

   4,622,845     5,701,538     7,589,339     8,908,929    10,801,420    13,664,681     3,848,459     5,123,162
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   2,007,292     2,604,962     3,839,422     3,693,931     2,721,160     1,858,442        80,017       104,011
  (3,495,444)   (3,683,655)   (5,278,252)   (5,013,521)   (5,274,344)   (4,721,703)   (1,207,123)   (1,378,714)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   3,134,693     4,622,845     6,150,509     7,589,339     8,248,236    10,801,420     2,721,353     3,848,459
============  ============  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A54

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                               --------------------------------------------------------------------------------
                                Wells Fargo Advantage VT  Wells Fargo Advantage VT C&B Wells Fargo Advantage VT
                                   Equity Income Fund       Large Cap Value Fund        Large Company Core Fund
                               -------------------------  ---------------------------  ------------------------
                                01/01/2007    01/01/2006   01/01/2007     01/01/2006    01/01/2007   01/01/2006
                                    to            to           to             to            to           to
                                12/31/2007    12/31/2006   12/31/2007     12/31/2006    12/31/2007   12/31/2006
                               ------------  -----------   -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income
   (loss)..................... $    (62,579) $    (2,596) $   (61,464)   $    10,014   $  (274,159) $  (163,931)
  Capital gains distributions
   received...................    2,155,192       63,843            0              0             0            0
  Realized gain (loss) on
   shares redeemed............    3,826,425    1,618,833    2,285,767      1,054,385    (2,019,701)  (4,106,694)
  Net change in unrealized
   gain (loss) on
   investments................   (5,510,395)   3,325,673   (2,495,401)     2,183,118     2,675,937    6,963,692
                               ------------  -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................      408,643    5,005,753     (271,098)     3,247,517       382,077    2,693,067
                               ------------  -----------   -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,276,975    3,055,029       58,054              0         7,984       21,279
  Surrenders, withdrawals and
   death benefits.............   (5,221,258)  (4,373,151)  (4,174,932)    (3,407,537)   (4,310,572)  (5,097,416)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (8,743,494)   3,809,930     (676,916)        91,360      (949,959)    (647,596)
  Withdrawal and other
   charges....................      (19,870)     (22,546)      (6,850)        (7,898)       (8,786)      (8,695)
                               ------------  -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (10,707,647)   2,469,262   (4,800,644)    (3,324,075)   (5,261,333)  (5,732,428)
                               ------------  -----------   -----------   -----------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (10,299,004)   7,475,015   (5,071,742)       (76,558)   (4,879,256)  (3,039,361)

NET ASSETS
  Beginning of period.........   38,998,300   31,523,285   17,808,402     17,884,960    21,202,351   24,241,712
                               ------------  -----------   -----------   -----------   -----------  -----------
  End of period............... $ 28,699,296  $38,998,300  $12,736,660    $17,808,402   $16,323,095  $21,202,351
                               ============  ===========   ===========   ===========   ===========  ===========

  Beginning units.............    2,821,977    2,707,129    1,591,535      1,933,881     1,079,378    1,406,297
                               ------------  -----------   -----------   -----------   -----------  -----------
  Units issued................    1,592,635    1,885,796      167,293        317,756        14,344       27,457
  Units redeemed..............   (2,385,465)  (1,770,948)    (596,182)      (660,102)     (270,886)    (354,376)
                               ------------  -----------   -----------   -----------   -----------  -----------
  Ending units................    2,029,147    2,821,977    1,162,646      1,591,535       822,836    1,079,378
                               ============  ===========   ===========   ===========   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A55

                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Wells Fargo Advantage VT   Wells Fargo Advantage VT   Wells Fargo Advantage VT
International Core Fund  Large Company Growth Fund      Money Market Fund       Small Cap Growth Fund
----------------------   ------------------------  --------------------------  -----------------------
01/01/2007   01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007  01/01/2006
    to           to           to           to           to            to            to          to
12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007  12/31/2006
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

$  (41,762)  $    3,599  $  (145,679) $  (164,276) $    790,804  $    761,331  $   (74,289) $  (76,334)

   207,783      102,448            0            0             0             0      778,814     130,376

   394,270      304,265      276,367     (575,186)            0             0      113,297    (224,048)

  (239,318)      43,521      514,174      729,877             0             0     (204,670)  1,172,977
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

   320,973      453,833      644,862       (9,585)      790,804       761,331      613,152   1,002,971
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------


    (7,111)       7,194        1,580       81,941       (34,331)        7,860        3,364      42,367

  (636,914)    (412,862)  (2,020,084)  (1,880,122)  (24,232,850)  (27,257,897)  (1,026,761)   (758,856)

   399,413      (30,589)    (605,042)    (578,153)   22,643,587    24,804,135     (343,476)   (191,396)

    (2,122)      (2,037)      (6,638)      (8,060)       (9,686)      (10,187)      (3,730)     (3,757)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

  (246,734)    (438,294)  (2,630,184)  (2,384,394)   (1,633,280)   (2,456,089)  (1,370,603)   (911,642)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

    74,239       15,539   (1,985,322)  (2,393,979)     (842,476)   (1,694,758)    (757,451)     91,329

 2,665,928    2,650,389   10,629,247   13,023,226    25,268,127    26,962,885    5,302,928   5,211,599
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
$2,740,167   $2,665,928  $ 8,643,925  $10,629,247  $ 24,425,651  $ 25,268,127  $ 4,545,477  $5,302,928
==========   ==========  ===========  ===========  ============  ============  ===========  ==========

   240,001      288,646    1,164,432    1,455,694     1,926,769     2,115,112      441,783     529,844
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
   105,462       67,520      122,619      178,777     2,166,245     2,333,625       35,643      55,802
  (117,808)    (116,165)    (395,152)    (470,039)   (2,288,650)   (2,521,968)    (140,863)   (143,863)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
   227,655      240,001      891,899    1,164,432     1,804,364     1,926,769      336,563     441,783
==========   ==========  ===========  ===========  ============  ============  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A56

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               --------------------------------------------------------------------------------------


                               Wells Fargo Advantage VT  AST First Trust Balanced Target    AST First Trust Capital
                                Total Return Bond Fund             Portfolio             Appreciation Target Portfolio
                               ------------------------  ------------------------------  ----------------------------
                                01/01/2007   01/01/2006    01/01/2007      3/20/2006*      01/01/2007     3/20/2006*
                                    to           to            to              to              to             to
                                12/31/2007   12/31/2006    12/31/2007      12/31/2006      12/31/2007     12/31/2006
                               -----------  -----------  --------------   ------------   --------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $   370,833  $   445,806  $  (13,590,949)  $ (3,177,503)  $  (17,154,322) $ (3,612,451)
  Capital gains distributions
   received...................           0            0         363,764              0          988,883             0
  Realized gain (loss) on
   shares redeemed............    (213,183)    (132,080)      3,377,195       (194,131)       6,094,020      (612,530)
  Net change in unrealized
   gain (loss) on
   investments................     354,473       (5,224)     47,974,997     25,669,911       64,620,842    29,551,225
                               -----------  -----------  --------------   ------------   --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     512,123      308,502      38,125,007     22,298,277       54,549,423    25,326,244
                               -----------  -----------  --------------   ------------   --------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................      10,183      125,116     552,844,037    279,088,386      681,538,652   290,352,077
  Surrenders, withdrawals and
   death benefits.............  (2,953,602)  (2,903,869)    (36,077,943)    (6,350,075)     (37,356,892)   (5,893,901)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    (900,319)  (1,591,085)    130,672,423    164,424,068      193,124,716   189,231,119
  Withdrawal and other
   charges....................      (7,203)      (5,993)       (160,173)       (22,680)        (189,948)      (38,956)
                               -----------  -----------  --------------   ------------   --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (3,850,941)  (4,375,831)    647,278,344    437,139,699      837,116,528   473,650,339
                               -----------  -----------  --------------   ------------   --------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,338,818)  (4,067,329)    685,403,351    459,437,976      891,665,951   498,976,583

NET ASSETS
  Beginning of period.........  13,713,815   17,781,144     459,437,976              0      498,976,583             0
                               -----------  -----------  --------------   ------------   --------------  ------------
  End of period............... $10,374,997  $13,713,815  $1,144,841,327   $459,437,976   $1,390,642,534  $498,976,583
                               ===========  ===========  ==============   ============   ==============  ============

  Beginning units.............   1,003,059    1,328,686      43,588,111              0       47,802,399             0
                               -----------  -----------  --------------   ------------   --------------  ------------
  Units issued................      20,802       30,934     117,598,802     55,896,702      152,194,988    66,429,015
  Units redeemed..............    (297,517)    (356,561)    (58,915,898)   (12,308,591)     (77,718,777)  (18,626,616)
                               -----------  -----------  --------------   ------------   --------------  ------------
  Ending units................     726,344    1,003,059     102,271,015     43,588,111      122,278,610    47,802,399
                               ===========  ===========  ==============   ============   ==============  ============

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A57

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
                                                      AST CLS       AST CLS     AST Horizon   AST Horizon
                                                    Growth Asset Moderate Asset Growth Asset Moderate Asset
   AST Advanced Strategies     Columbia High Yield   Allocation    Allocation    Allocation    Allocation
          Portfolio                  Fund VS         Portfolio     Portfolio     Portfolio     Portfolio
----------------------------  --------------------  ------------ -------------- ------------ --------------
  01/01/2007     3/20/2006*   01/01/2007 5/1/2006*  11/19/2007*   11/19/2007*   11/19/2007*   11/19/2007*
      to             to           to         to          to            to            to            to
  12/31/2007     12/31/2006   12/31/2007 12/31/2006  12/31/2007    12/31/2007    12/31/2007    12/31/2007
--------------  ------------  ---------- ---------- ------------ -------------- ------------ --------------

$  (14,825,778) $ (3,845,600)  $ 17,156   $  8,625  $   (15,681)  $   (10,309)   $   (5,604)   $   (3,389)

     1,428,984             0          0      4,037            0             0             0             0

     2,988,920        40,436      2,502        220      (28,693)        7,508         8,482             3

    65,925,385    30,250,619    (15,598)    18,342       83,563        15,493        30,732        15,633
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

    55,517,511    26,445,455      4,060     31,224       39,189        12,692        33,610        12,247
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------


   580,951,644   308,256,141        353         36    3,695,286     2,275,332     1,725,204     1,163,392

   (41,405,070)   (7,887,144)   (58,025)   (83,076)     (12,049)   (1,065,062)       (1,153)      (32,341)

    83,929,680   210,629,997      2,267    515,249    9,820,670     6,676,054     3,174,633     1,684,298

      (170,411)      (31,863)      (276)      (208)        (284)          (22)          (39)          (19)
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

   623,305,843   510,967,131    (55,681)   432,001   13,503,623     7,886,302     4,898,645     2,815,330
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

   678,823,354   537,412,586    (51,621)   463,225   13,542,812     7,898,994     4,932,255     2,827,577

   537,412,586             0    463,225          0            0             0             0             0
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
$1,216,235,940  $537,412,586   $411,604   $463,225  $13,542,812   $ 7,898,994    $4,932,255    $2,827,577
==============  ============   ========   ========  ===========   ===========    ==========    ==========

    50,595,548             0     43,213          0            0             0             0             0
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
   112,381,079    65,783,412        553     56,309    1,895,177       938,813       601,445       294,105
   (56,063,322)  (15,187,864)    (5,681)   (13,096)    (717,676)     (151,663)     (117,176)      (15,887)
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
   106,913,305    50,595,548     38,085     43,213    1,177,501       787,150       484,269       278,218
==============  ============   ========   ========  ===========   ===========    ==========    ==========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A58

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ------------------------------------------------------------------------------
                               AST Niemann
                                 Capital    AST Western
                               Growth Asset Asset Core
                                Allocation   Plus Bond   Columbia Asset Allocation Columbia Federal Securities
                                Portfolio    Portfolio           Fund, VS                  Fund, VS
                               ------------ -----------  ------------------------  --------------------------
                               11/19/2007*  11/19/2007*    1/1/2007     1/1/2006    1/1/2007       1/1/2006
                                    to          to            to           to          to             to
                                12/31/2007  12/31/2007    12/31/2007   12/31/2006  12/31/2007     12/31/2006
                               ------------ -----------  -----------  -----------  ----------    -----------
OPERATIONS
  Net investment income
   (loss).....................  $   (6,671) $   (48,096) $   229,705  $   221,268  $  118,397    $   126,397
  Capital gains distributions
   received...................           0            0    1,177,684      785,932           0              0
  Realized gain (loss) on
   shares redeemed............      (5,736)           0      692,486      964,540     (21,012)       (45,189)
  Net change in unrealized
   gain (loss) on
   investments................     (33,565)      94,910   (1,041,317)    (505,816)     22,860         (4,842)
                                ----------  -----------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     (45,972)      46,814    1,058,558    1,465,924     120,245         76,366
                                ----------  -----------  -----------  -----------   ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   2,159,147   14,648,253       16,624            0         915              0
  Surrenders, withdrawals and
   death benefits.............      (7,666)     (50,908)  (1,978,147)  (2,886,576)   (134,758)    (1,177,209)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   2,911,056   17,217,560     (363,933)    (518,226)    (62,842)      (216,761)
  Withdrawal and other
   charges....................        (126)        (252)     (13,599)     (16,341)     (2,268)        (2,744)
                                ----------  -----------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   5,062,411   31,814,653   (2,339,055)  (3,421,143)   (198,953)    (1,396,714)
                                ----------  -----------  -----------  -----------   ----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   5,016,439   31,861,467   (1,280,497)  (1,955,219)    (78,708)    (1,320,348)

NET ASSETS
  Beginning of period.........           0            0   13,156,784   15,112,003   2,115,798      3,436,146
                                ----------  -----------  -----------  -----------   ----------   -----------
  End of period...............  $5,016,439  $31,861,467  $11,876,287  $13,156,784  $2,037,090    $ 2,115,798
                                ==========  ===========  ===========  ===========   ==========   ===========

  Beginning units.............           0            0      861,185    1,094,741     194,823        324,887
                                ----------  -----------  -----------  -----------   ----------   -----------
  Units issued................     824,545    3,468,998        9,909        3,206      18,018            363
  Units redeemed..............    (322,540)    (274,426)    (151,816)    (236,762)    (34,401)      (130,427)
                                ----------  -----------  -----------  -----------   ----------   -----------
  Ending units................     502,005    3,194,572      719,278      861,185     178,440        194,823
                                ==========  ===========  ===========  ===========   ==========   ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A59

                       NOTES TO FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

Note 1: General

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. were renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        On January 1, 2008 American Skandia Life Assurance Corporation (ASLAC) was renamed Prudential Annuities Life Assurance Corporation (PALAC). On January 28, 2008, any product name that contained "American Skandia" was updated with "Advanced Series."

        The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Separate Account.

              LifeVest Personal         Advanced Series XTra
               Security Annuity ("PSA")  Credit Premier ("XTra
              Alliance Capital           Credit Premier")
               Navigator ("ACN")        Advanced Series XTra
              Advanced Series Advisor    Credit FOUR ("XTtra
               Plan ("ASAP")             Credit FOUR")
              Advanced Series Advisor   Advanced Series XTra
               Plan II ("ASAP II")       Credit FOUR Premier
              Harvester Variable         ("XTra Credit FOUR
               Annuity ("Harvester       Premier")
               Variable Annuity")       Advanced Series XTra
              Advanced Series Advisor    Credit SIX ("XTra
               Plan II Premier ("ASAP    Credit SIX")
               II Premier")             Advanced Series
              Advanced Series Advisor    Protector ("AS
               Plan III ("ASAP III")     Protector")
              Advanced Series Apex      Wells Fargo Stagecoach
               ("Apex")                  Variable Annuity
              Wells Fargo Stagecoach     ("Stagecoach")
               Apex                     Wells Fargo Stagecoach
              Advanced Series Apex II    Variable Annuity Plus
               ("Apex II")               ("Stagecoach VA+")
              Advanced Series LifeVest  Advanced Series Advisors
               ("ASL")                   Choice ("Choice")
              Wells Fargo Stagecoach    Advanced Series Advisors
               Variable Annuity Flex     Choice 2000 ("Choice
               ("Stagecoach Flex")       2000")
              Advanced Series LifeVest  Advanced Series Impact
               Premier ("ASL Premier")   ("AS Impact")
              Advanced Series LifeVest  Defined Investments
               II ("ASL II")             Annuity
              Advanced Series LifeVest  Galaxy Variable Annuity
               II Premier (ASL II        III ("Galaxy III")
               Premier")                Advanced Series Advisors
              Advanced Series XTra       Income Annuity ("ASAIA")
               Credit ("XTra Credit")   Advanced Series Variable
              Stagecoach Apex II         Immediate Annuity
              Stagecoach ASAP III        ("ASVIA")
              Stagecoach XTra Credit    Advanced Series Optimum
               SIX                      Advanced Series Optimum
              Wells Fargo Stagecoach     Plus
               Extra Credit             Advanced Series Optimum
               ("Stagecoach Extra        Four
               Credit")
              Harvester XTra Credit
               ("Harvester XTra
               Credit")

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as

                                      A60
        a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

        The Separate Account consists of one hundred and twenty-eight subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:

 Advanced Series Trust     AST MFS Global Equity     Evergreen Variable
 AST AllianceBernstein      Portfolio                Annuity
  Growth & Income          AST JPMorgan              Balanced Fund
  Portfolio                 International Equity     Growth Fund
 AST T. Rowe Price          Portfolio                International Equity Fund
  Large-Cap Growth         AST T. Rowe Price Global  Fundamental Large Cap
  Portfolio                 Bond Portfolio            Fund
 AST American Century      AST International Growth  Omega Fund
  Income & Growth           Portfolio                Special Values Fund
  Portfolio                AST Aggressive Asset      Diversified Income
 AST American Century       Allocation Portfolio      Builder Fund
  Strategic Allocation     AST Capital Growth Asset
  Portfolio                 Allocation Portfolio     First Trust
 AST Money Market          AST Balanced Asset        Managed VIP
  Portfolio                 Allocation Portfolio     The Dow Target 10
 AST Cohen & Steers        AST Conservative Asset    Global DividendTarget 15
  Realty Portfolio          Allocation Portfolio     S&P Target 24
 AST UBS Dynamic Alpha     AST Preservation Asset    NASDAQ Target 15
  Portfolio                 Allocation Portfolio     Value Line Target 25
 AST DeAm Large-Cap Value  AST First Trust Balanced  Target Focus Four
  Portfolio                 Target Portfolio         Dow Target Dividend
 AST Neuberger Berman      AST First Trust Capital
  Small-Cap Growth          Appreciation Target      AIM Variable Insurance
  Portfolio                 Portfolio                Dynamics Fund
 AST DeAm Small-Cap Value  AST Advanced Strategies   Financial Services Fund
  Portfolio                 Portfolio                Global Health Care Fund
 AST High Yield Bond       AST CLS Growth Asset      Technology Fund
  Portfolio                 Allocation Portfolio
 AST Federated Aggressive  AST CLS Moderate Asset    Columbia
  Growth Portfolio          Allocation Portfolio     Large Cap Growth Stock
 AST Mid-Cap Value         AST Horizon Growth Asset   Fund, VS
  Portfolio                 Allocation Portfolio     Asset Allocation Fund, VS
 AST Small-Cap Value       AST Horizon Moderate      Federal Securities Fund,
  Portfolio                 Asset Allocation          VS
 AST Goldman Sachs          Portfolio                Money Market Fund, VS
  Concentrated Growth      AST Nieman Capital        Small Company Growth
  Portfolio                 Growth Asset Allocation   Fund, VS
 AST Goldman Sachs         AST Western Asset Core    High Yield Fund, VS
  Mid-Cap Growth Portfolio  Plus Bond Portfolio
 AST Goldman Sachs                                   ProFunds VP
  Small-Cap Value          Gartmore NVIT             Asia 30
  Portfolio                Developing Markets        Banks
 AST Large-Cap Value                                 Bear
  Portfolio                Prudential Series Funds   Biotechnology
 AST Lord Abbett           SP International Growth   Basic Materials
  Bond-Debenture Portfolio                           UltraBull
 AST Marsico Capital       Wells Fargo Advantage     Bull
  Growth Portfolio         Variable Trust            Consumer Services
 AST MFS Growth Portfolio  Asset Allocation Fund     Consumer Goods
 AST Neuberger Berman      Equity Income Fund        Oil & Gas
  Mid-Cap Growth Portfolio C&B Large Cap Value Fund  Europe 30
 AST Neuberger Berman      Large Company Core Fund   Financials
  Mid-Cap Value Portfolio  International Core Fund   U.S. Government Plus
 AST Small-Cap Growth      Large Company Growth Fund Health Care
  Portfolio                Money Market Fund         Industrials
 AST PIMCO Limited         Small Cap Growth Fund     Internet
  Maturity Bond Portfolio  Total Return Bond Fund    Japan
 AST PIMCO Total Return
  Bond Portfolio
 AST AllianceBernstein
  Core Value Portfolio
 AST AllianceBernstein
  Managed Index 500
  Portfolio
 AST T. Rowe Price
  Natural Resources
  Portfolio
 AST T. Rowe Price Asset
  Allocation Portfolio
 AST International Value
  Portfolio

                                      A61

 Precious Metals           Short Small-Cap           Rydex Variable Trust
 Mid-Cap Growth            Small-Cap Value           Nova Fund
 Mid-Cap Value             Technology                Inverse S&P 500 Strategy
 Pharmaceuticals           Telecommunications         Fund
 Real Estate               UltraMid-Cap              OTC Fund
 Rising Rates Opportunity  UltraNASDAQ-100
 NASDAQ-100                UltraSmall-Cap            Davis
 Semiconductor             Utilities                 Value Portfolio
 Small-Cap Growth          Large-Cap Growth
 Short Mid-Cap             Large-Cap Value           Access One Trust
 Short NASDAQ-100                                    VP High Yield Fund

        On March 16, 2007, four First Trust funds were merged into the existing AST Money Market fund.

        The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2007 as a transfers in.

         Retired Portfolios             Existing Portfolio Assets Moved
         ------------------             ------------------ ------------
         First Trust Energy Sector.....  AST Money Market  $4,153,431
         First Trust Financial Services  AST Money Market  $2,975,668
         First Trust PharmHealth Sector  AST Money Market  $2,644,671
         First Trust Technology........  AST Money Market  $1,098,820

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account's adoption of this guidance is not expected to have a material effect on the Account's financial position and results of operations.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A62

Note 4: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

                                                        Purchases         Sales
                                                      -------------- ---------------
AST AllianceBernstein Growth & Income Portfolio...... $  172,481,683 $  (633,723,379)
AST T. Rowe Price Large-Cap Growth Portfolio......... $  177,395,359 $  (101,453,470)
AST American Century Income & Growth Portfolio....... $   53,347,836 $  (134,266,318)
AST American Century Strategic Allocation Portfolio.. $   82,479,803 $   (75,050,179)
AST Money Market Portfolio........................... $5,210,495,780 $(4,985,713,780)
AST Cohen & Steers Realty Portfolio.................. $   83,693,626 $  (290,872,022)
AST UBS Dynamic Alpha Portfolio...................... $  336,993,142 $  (123,840,162)
AST DeAm Large-Cap Value Portfolio................... $  147,008,039 $  (192,286,586)
AST Neuberger Berman Small-Cap Growth Portfolio...... $   27,432,561 $   (68,292,266)
AST DeAm Small-Cap Value Portfolio................... $   36,950,619 $   (62,770,976)
AST High Yield Portfolio............................. $  248,991,843 $  (413,055,076)
AST Federated Aggressive Growth Portfolio............ $   97,081,810 $  (170,053,651)
AST Mid-Cap Value Portfolio.......................... $   35,079,192 $   (71,879,023)
AST Small-Cap Value Portfolio........................ $  140,468,283 $  (276,890,246)
AST Goldman Sachs Concentrated Growth Portfolio...... $   63,629,569 $  (202,076,555)
AST Goldman Sachs Mid-Cap Growth Portfolio........... $   77,003,521 $  (131,191,489)
AST Goldman Sachs Small-Cap Value Portfolio.......... $    4,192,810 $   (68,959,709)
AST Large-Cap Value Portfolio........................ $  124,405,047 $  (220,605,257)
AST Lord Abbett Bond-Debenture Portfolio............. $  241,360,099 $  (363,895,365)
AST Marsico Capital Growth Portfolio................. $  291,838,200 $  (721,442,664)
AST MFS Growth Portfolio............................. $   36,896,510 $  (141,347,014)
AST Neuberger Berman Mid-Cap Growth Portfolio........ $  209,743,131 $  (274,106,691)
AST Neuberger Berman Mid-Cap Value Portfolio......... $  129,671,637 $  (394,489,360)
AST Small-Cap Growth Portfolio....................... $   38,500,250 $   (62,160,790)
AST PIMCO Limited Maturity Bond Portfolio............ $  201,376,687 $  (428,692,816)
AST PIMCO Total Return Bond Portfolio................ $  285,017,216 $  (378,327,222)
AST AllianceBernstein Core Value Portfolio........... $  134,790,236 $  (196,341,285)
AST AllianceBernstein Managed Index 500 Portfolio.... $   65,512,475 $  (168,040,195)
AST T. Rowe Price Natural Resources Portfolio........ $  238,382,415 $  (201,987,054)
AST T. Rowe Price Asset Allocation Portfolio......... $  522,610,204 $  (171,204,845)
AST International Value Portfolio.................... $  181,203,725 $  (128,371,153)
AST MFS Global Equity Portfolio...................... $   74,952,971 $  (157,550,620)
AST JPMorgan International Equity Portfolio.......... $  142,414,001 $  (220,804,774)
AST T. Rowe Price Global Bond Portfolio.............. $  149,341,135 $  (181,827,059)
AST International Growth Portfolio................... $  183,005,200 $  (522,701,961)
AST Aggressive Asset Allocation Portfolio............ $  344,351,497 $  (209,824,442)
AST Capital Growth Asset Allocation Portfolio........ $2,343,758,470 $  (524,632,493)
AST Balanced Asset Allocation Portfolio.............. $1,621,297,974 $  (373,354,460)
AST Conservative Asset Allocation Portfolio.......... $  717,012,854 $  (208,771,939)
AST Preservation Asset Allocation Portfolio.......... $  601,177,511 $  (319,353,140)
AST CLS Growth Asset Allocation Portfolio............ $   20,208,608 $    (6,720,667)
AST CLS Moderate Asset Allocation Portfolio.......... $    9,300,996 $    (1,425,003)
AST Horizon Growth Asset Allocation Portfolio........ $    5,786,779 $      (893,740)
AST Horizon Moderate Asset Allocation Portfolio...... $    2,854,224 $       (42,281)
AST Niemann Capital Growth Asset Allocation Portfolio $    7,791,197 $    (2,735,457)
AST Western Asset Core Plus Bond Portfolio........... $   32,637,932 $      (871,374)
Davis Value Portfolio................................ $    2,244,912 $    (3,939,821)
Evergreen VA Balanced Fund........................... $      300,881 $    (1,320,080)
Evergreen VA Growth Fund............................. $   14,975,135 $   (21,513,181)
Evergreen VA International Equity Fund............... $   69,068,677 $   (61,754,317)
Evergreen VA Fundamental Large Cap Fund.............. $      688,806 $    (2,428,318)
Evergreen VA Omega Fund.............................. $   14,983,839 $   (17,788,779)
Evergreen VA Special Values Fund..................... $      741,553 $    (2,121,942)
Evergreen VA Diversified Income Builder Fund......... $    1,067,030 $    (2,196,664)
Columbia Asset Allocation Fund, VS................... $       78,782 $    (2,415,350)
Columbia Federal Securities Fund, VS................. $      181,596 $      (374,406)
Columbia Money Market Fund, VS....................... $    2,206,365 $    (2,364,052)
Columbia Small Company Growth Fund, VS............... $       19,680 $      (246,216)
Columbia Large Cap Growth Stock, VS.................. $       21,524 $    (2,911,474)
Prudential SP International Growth Portfolio......... $   45,963,263 $   (45,477,846)

                                      A63

                                                    Purchases       Sales
                                                   ------------ -------------
 Gartmore NVIT Developing Markets................. $320,056,223 $(290,392,129)
 First Trust The Dow Target 10.................... $ 14,171,166 $ (26,022,031)
 First Trust Target Focus Four Portfolio.......... $  9,965,575 $  (3,235,150)
 First Trust Energy Sector........................ $     35,414 $  (4,356,025)
 First Trust Financal Services.................... $     27,643 $  (3,405,041)
 First Trust PharmHealth Sector................... $      8,515 $  (2,903,348)
 First Trust Technology........................... $      2,481 $  (1,274,760)
 First Trust Global Dividend Target 15............ $151,225,810 $(121,770,836)
 First Trust NASDAQ Target 15..................... $ 13,731,684 $ (11,286,332)
 First Trust S&P Target 24........................ $  9,430,305 $ (10,279,368)
 First Trust Managed VIP.......................... $ 72,017,232 $(118,137,323)
 First Trust Value Line Target 25................. $ 17,649,705 $ (24,152,697)
 First Trust Dow Target Dividend.................. $ 55,564,547 $ (74,363,366)
 ProFund VP Asia 30............................... $549,533,202 $(547,652,629)
 ProFund VP Banks................................. $ 66,216,463 $ (67,002,135)
 ProFund VP Bear.................................. $431,125,467 $(426,930,501)
 ProFund VP Biotechnology......................... $ 68,351,209 $ (61,925,041)
 ProFund VP Basic Materials....................... $357,621,924 $(289,644,343)
 ProFund VP UltraBull............................. $235,396,016 $(239,110,047)
 ProFund VP Bull.................................. $701,377,689 $(804,218,294)
 ProFund VP Consumer Services..................... $ 38,332,353 $ (42,002,636)
 ProFund VP Consumer Goods........................ $ 93,015,909 $ (82,270,714)
 ProFund VP Oil & Gas............................. $387,120,474 $(384,077,456)
 ProFund VP Europe 30............................. $456,913,091 $(499,995,806)
 ProFund VP Financials............................ $ 97,280,917 $(116,463,229)
 ProFund VP U.S. Government Plus.................. $454,628,312 $(404,983,211)
 ProFund VP Health Care........................... $155,718,088 $(165,124,325)
 ACCESS VP High Yield Fund........................ $121,762,487 $(126,941,736)
 ProFund VP Industrials........................... $156,945,728 $(143,976,860)
 ProFund VP Internet.............................. $ 63,699,728 $ (59,851,362)
 ProFund VP Japan................................. $174,716,592 $(214,477,075)
 ProFund VP Precious Metals....................... $340,212,895 $(327,988,804)
 ProFund VP Mid-Cap Growth........................ $525,266,525 $(534,284,310)
 ProFund VP Mid-Cap Value......................... $313,191,602 $(355,615,774)
 ProFund VP Pharmaceuticals....................... $ 87,111,455 $ (96,072,751)
 ProFund VP Real Estate........................... $381,140,210 $(411,310,737)
 ProFund VP Rising Rates Opportunity.............. $299,243,498 $(330,345,758)
 ProFund VP NASDAQ-100............................ $530,806,452 $(511,937,015)
 ProFund VP Semiconductor......................... $ 58,337,036 $ (59,141,986)
 ProFund VP Small-Cap Growth...................... $373,036,827 $(413,797,519)
 ProFund VP Short Mid-Cap......................... $103,489,626 $(107,023,764)
 ProFund VP Short NASDAQ-100...................... $529,400,929 $(537,500,632)
 ProFund VP Short Small-Cap....................... $419,594,509 $(420,748,150)
 ProFund VP Small-Cap Value....................... $182,350,384 $(249,279,126)
 ProFund VP Technology............................ $109,938,364 $ (98,690,851)
 ProFund VP Telecommunications.................... $204,128,757 $(217,258,719)
 ProFund VP UltraMid-Cap.......................... $650,735,975 $(662,568,204)
 ProFund VP UltraNASDAQ-100....................... $429,936,535 $(411,323,687)
 ProFund VP UltraSmall-Cap........................ $219,984,509 $(248,861,950)
 ProFund VP Utilities............................. $361,796,103 $(295,141,539)
 ProFund VP Large-Cap Growth...................... $257,171,317 $(261,888,055)
 ProFund VP Large-Cap Value....................... $354,917,590 $(438,152,991)
 Rydex Nova Fund.................................. $     62,697 $  (2,345,844)
 Rydex OTC Fund................................... $     82,699 $  (7,667,966)
 Rydex Inverse S&P 500 Strategy Fund.............. $      8,797 $    (266,786)
 AIM V.I. Dynamics Fund........................... $ 32,038,187 $ (44,684,134)
 AIM V.I. Financial Services Fund................. $ 17,755,839 $ (41,380,332)
 AIM V.I. Global Health Care Fund................. $ 31,555,082 $ (53,507,509)
 AIM V.I. Technology Fund......................... $ 12,992,186 $ (28,117,900)
 Wells Fargo Advantage VT Asset Allocation Fund... $    584,548 $ (32,100,357)
 Wells Fargo Advantage VT Equity Income Fund...... $ 14,062,076 $ (25,309,191)
 Wells Fargo Advantage VT C&B Large Cap Value Fund $  1,074,162 $  (6,095,681)
 Wells Fargo Advantage VT Large Company Core Fund. $    104,436 $  (5,639,928)
 Wells Fargo Advantage VT International Core Fund. $    962,512 $  (1,251,388)

                                      A64

                                                        Purchases        Sales
                                                      -------------- -------------
Wells Fargo Advantage VT Large Company Growth Fund... $      765,469 $  (3,541,333)
Wells Fargo Advantage VT Money Market Fund........... $   13,294,639 $ (15,283,710)
Wells Fargo Advantage VT Small Cap Growth Fund....... $      298,057 $  (1,742,949)
Wells Fargo Advantage VT Total Return Bond Fund...... $      135,851 $  (4,154,915)
AST First Trust Balanced Target Portfolio............ $  765,027,675 $(135,481,346)
AST First Trust Capital Appreciation Target Portfolio $1,018,328,043 $(201,058,733)
AST Advanced Strategies Portfolio.................... $  739,847,565 $(135,600,642)
Columbia High Yield Fund VS.......................... $        5,197 $     (65,312)

Note 5: Related Party Transactions

        Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 6: Financial Highlights

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                        AST AllianceBernstein Growth & Income Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   100,698   $11.85905 to  $37.71457 $1,903,009   0.89%      0.65 - 2.75%     2.22% to   4.44%
December 31, 2006   119,941   $11.60125 to  $36.38702 $2,257,991   1.04%      0.65 - 2.75%    14.05% to  16.51%
December 31, 2005   167,797   $11.74580 to  $28.96918 $2,733,461   1.08%      0.65 - 2.50%     2.16% to   4.09%
December 31, 2004   111,669   $11.49737 to  $27.83006 $2,126,109   0.70%      0.65 - 2.50%    10.29% to  14.97%
December 31, 2003    90,205   $12.70091 to  $25.23419 $1,806,873   1.11%      0.65 - 2.40%    29.25% to  31.57%

                                      A65

                                  At year ended                                  For year ended
                  ---------------------------------------------  -----------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                          AST T. Rowe Price Large-Cap Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    33,936   $ 7.34782 to  $17.57996 $  412,631   0.13%      0.65 - 2.75%      5.24% to    7.53%
December 31, 2006    25,618   $ 6.94589 to  $16.34919 $  311,810   0.00%      0.65 - 2.75%      2.74% to    4.96%
December 31, 2005    18,694   $11.99910 to  $15.57709 $  248,066   0.00%      0.65 - 2.50%     13.52% to   15.67%
December 31, 2004    17,249   $10.56992 to  $13.46712 $  204,984   0.00%      0.65 - 2.50%      5.06% to    5.70%
December 31, 2003    19,858   $11.27094 to  $12.81863 $  230,630   0.00%      0.65 - 2.40%     22.90% to   20.74%

                                         AST American Century Income & Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    18,555   $10.31462 to  $18.20953 $  292,154   1.62%      0.65 - 2.75%     -2.87% to   -0.76%
December 31, 2006    23,133   $10.56467 to  $18.34880 $  372,464   1.81%      0.65 - 2.75%     13.65% to   16.10%
December 31, 2005    27,143   $11.95769 to  $15.80446 $  382,331   1.73%      0.65 - 2.50%      2.02% to    3.95%
December 31, 2004    32,369   $11.72086 to  $15.20389 $  444,889   0.92%      0.65 - 2.50%     11.85% to   17.21%
December 31, 2003    23,661   $12.42720 to  $13.59275 $  297,694   1.25%      0.65 - 2.40%     25.69% to   27.94%

                                       AST American Century Strategic Allocation Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    12,599   $11.54620 to  $19.67187 $  191,018   1.80%      0.65 - 2.75%      5.91% to    8.21%
December 31, 2006    11,074   $11.04670 to  $18.17968 $  168,793   2.06%      0.65 - 2.50%      6.93% to    8.96%
December 31, 2005    13,907   $11.19489 to  $16.68539 $  199,852   1.70%      0.65 - 2.50%      2.00% to    3.93%
December 31, 2004    15,965   $10.97516 to  $16.05433 $  226,427   1.41%      0.65 - 2.50%      8.28% to    9.75%
December 31, 2003    16,878   $11.55842 to  $14.82731 $  226,926   2.10%      0.65 - 2.40%     16.02% to   18.10%

                                                   AST Money Market Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007   161,788   $10.11124 to  $15.28249 $1,920,245   4.78%      0.65 - 2.75%      2.00% to    4.22%
December 31, 2006   137,602   $ 9.87678 to  $14.66380 $1,602,715   4.50%      0.65 - 2.75%      1.71% to    3.90%
December 31, 2005   139,358   $ 9.80561 to  $14.11325 $1,610,700   2.68%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004   113,670   $ 9.78845 to  $13.82701 $1,340,662   0.85%      0.65 - 2.50%      0.18% to   -2.12%
December 31, 2003   142,666   $ 9.80452 to  $13.80160 $1,735,627   0.64%      0.65 - 2.40%     -0.03% to   -1.79%

                                               AST Cohen & Steers Realty Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    10,855   $12.32711 to  $26.66162 $  249,538   2.87%      0.65 - 2.75%    -22.15% to  -20.46%
December 31, 2006    18,292   $15.83481 to  $33.72469 $  533,825   1.34%      0.65 - 2.75%     32.99% to   35.85%
December 31, 2005    18,374   $15.75675 to  $23.64628 $  399,859   1.49%      0.65 - 2.50%     11.96% to   14.08%
December 31, 2004    21,624   $14.07377 to  $20.72860 $  417,810   2.35%      0.65 - 2.50%     37.05% to   40.74%
December 31, 2003    19,867   $13.84411 to  $15.12485 $  284,339   3.24%      0.65 - 2.40%     34.14% to   36.54%

                                                 AST UBS Dynamic Alpha Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    28,098   $10.31616 to  $22.85438 $  391,124   1.11%      0.65 - 2.90%     -1.03% to    1.28%
December 31, 2006     9,287   $10.35382 to  $22.56635 $  180,123   2.76%      0.65 - 2.75%      8.09% to   10.42%
December 31, 2005    10,921   $11.70740 to  $20.43690 $  198,585   3.48%      0.65 - 2.50%      4.27% to    6.24%
December 31, 2004    12,928   $11.22783 to  $19.23581 $  227,847   1.17%      0.65 - 2.50%     10.37% to   12.28%
December 31, 2003    15,841   $11.58375 to  $17.42916 $  260,113   1.26%      0.65 - 2.40%     18.76% to   16.66%

                                               AST DeAm Large-Cap Value Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    17,720   $12.36544 to  $19.23120 $  284,270   0.95%      0.65 - 2.75%     -1.62% to    0.52%
December 31, 2006    20,638   $12.56881 to  $19.18071 $  326,334   0.87%      0.65 - 2.75%     18.39% to   20.94%
December 31, 2005    12,952   $12.46025 to  $ 13.0630 $  168,747   0.89%      0.65 - 2.50%      6.60% to    8.62%
December 31, 2004    11,312   $11.47150 to  $12.25374 $  135,506   0.73%      0.65 - 2.50%     17.40% to   22.54%
December 31, 2003     7,016   $ 9.77171 to  $12.32055 $   70,285   0.70%      0.65 - 2.40%     25.77% to   23.56%

                                         AST Neuberger Berman Small-Cap Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    15,777   $ 8.48266 to  $19.27534 $  197,277   0.00%      0.65 - 2.75%     15.43% to   17.94%
December 31, 2006    19,451   $ 7.31073 to  $16.38481 $  205,153   0.00%      0.65 - 2.75%      4.80% to    7.06%
December 31, 2005    25,315   $10.04561 to  $10.79424 $  249,998   0.00%      0.65 - 2.50%     -2.14% to   -0.29%
December 31, 2004    33,206   $10.07492 to  $11.03040 $  329,275   0.00%      0.65 - 2.50%      8.72% to   10.30%
December 31, 2003    43,078   $ 9.26658 to  $13.98439 $  390,757   0.00%      0.65 - 2.40%     46.62% to   44.04%

                                               AST DeAm Small-Cap Value Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007     5,256   $ 9.25847 to  $16.86885 $   71,380   0.76%      0.65 - 2.75%    -20.04% to  -18.30%
December 31, 2006     6,906   $11.57921 to  $20.70077 $  115,527   0.27%      0.65 - 2.75%     16.66% to   19.17%
December 31, 2005     7,609   $12.54150 to  $13.41301 $  107,012   0.14%      0.65 - 2.50%     -1.33% to    0.53%
December 31, 2004     7,655   $12.71086 to  $13.34194 $  106,466   0.17%      0.65 - 2.50%     21.32% to   27.11%
December 31, 2003     4,136   $10.99748 to  $14.10712 $   46,727   0.06%      0.65 - 2.40%     42.52% to   40.02%

                                      A66

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                                   AST High Yield Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   24,064    $10.44649 to  $19.68057 $  380,467   8.75%      0.65 - 2.75%    -0.35% to   1.81%
December 31, 2006   33,761    $10.48319 to  $19.33036 $  532,516   9.16%      0.65 - 2.75%     7.33% to   9.64%
December 31, 2005   39,067    $11.08735 to  $17.63140 $  576,165   7.99%      0.65 - 2.50%    -1.40% to   0.47%
December 31, 2004   53,427    $11.24489 to  $17.54975 $  798,600   7.93%      0.65 - 2.50%    10.36% to  12.45%
December 31, 2003   61,278    $12.17247 to  $15.90287 $  860,658   6.36%      0.65 - 2.40%    20.80% to  18.67%

                                           AST Federated Aggressive Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   25,503    $12.44805 to  $27.04882 $  462,627   0.00%      0.65 - 2.75%     8.14% to  10.49%
December 31, 2006   29,587    $11.45211 to  $24.54379 $  485,583   0.00%      0.65 - 2.75%     9.81% to  12.18%
December 31, 2005   36,136    $11.28778 to  $13.48578 $  531,526   0.00%      0.65 - 2.50%     6.71% to   8.73%
December 31, 2004   24,666    $10.38145 to  $12.64000 $  346,354   0.00%      0.65 - 2.50%    22.26% to  26.40%
December 31, 2003   17,697    $ 8.49102 to  $16.30280 $  186,698   0.00%      0.65 - 2.40%    68.39% to  65.43%

                                                  AST Mid-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,637    $11.38711 to  $18.63248 $  111,950   0.29%      0.65 - 2.75%    -0.09% to   2.08%
December 31, 2006   10,060    $12.82794 to  $18.29892 $  143,922   0.54%      0.65 - 2.50%    11.40% to  13.50%
December 31, 2005   12,416    $12.44692 to  $12.49605 $  156,575   0.42%      0.65 - 2.50%     2.80% to   4.74%
December 31, 2004   15,879    $11.92999 to  $12.10784 $  191,481   0.27%      0.65 - 2.50%    14.57% to  21.08%
December 31, 2003   17,029    $10.41282 to  $13.30741 $  178,004   0.68%      0.65 - 2.40%    34.97% to  32.60%

                                                 AST Small-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   42,347    $11.30363 to  $24.31821 $  775,321   0.88%      0.65 - 2.75%    -8.22% to  -6.22%
December 31, 2006   47,594    $12.31589 to  $25.93237 $  956,554   0.45%      0.65 - 2.75%    16.75% to  19.27%
December 31, 2005   60,672    $12.59028 to  $21.74339 $1,038,873   0.08%      0.65 - 2.50%     3.99% to   5.95%
December 31, 2004   53,139    $12.10770 to  $20.52193 $  909,575   0.01%      0.65 - 2.50%    15.68% to  21.08%
December 31, 2003   49,565    $13.35296 to  $17.74013 $  763,348   0.18%      0.65 - 2.40%    32.53% to  34.90%

                                        AST Goldman Sachs Concentrated Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   23,248    $ 5.39999 to  $30.06012 $  558,900   0.00%      0.65 - 2.50%    11.13% to  13.25%
December 31, 2006   27,074    $ 4.84678 to  $26.74648 $  618,327   0.00%      0.65 - 2.50%     7.25% to   9.28%
December 31, 2005   33,371    $10.62353 to  $23.28207 $  728,589   0.54%      0.65 - 2.50%     0.75% to   2.65%
December 31, 2004   42,899    $10.54471 to  $22.68033 $  941,719   0.00%      0.65 - 2.50%     3.02% to   5.45%
December 31, 2003   49,868    $11.55992 to  $22.01610 $1,118,525   0.34%      0.65 - 2.40%    24.43% to  22.24%

                                          AST Goldman Sachs Mid-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   31,878    $ 5.26189 to  $19.22684 $  307,677   0.00%      0.65 - 2.75%    16.05% to  18.57%
December 31, 2006   38,464    $ 4.47207 to  $16.25689 $  307,253   0.00%      0.65 - 2.75%     3.36% to   5.59%
December 31, 2005   52,068    $ 4.45507 to  $12.16699 $  388,958   0.00%      0.65 - 2.50%     2.15% to   4.08%
December 31, 2004   38,744    $ 4.28036 to  $11.91091 $  273,819   0.00%      0.65 - 2.50%    15.60% to  19.11%
December 31, 2003   30,465    $ 3.70271 to  $12.67532 $  158,036   0.00%      0.65 - 2.40%    30.74% to  28.44%

                                          AST Goldman Sachs Small-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,019    $11.00312 to  $27.31110 $  144,929   0.57%      0.65 - 2.75%    -7.75% to  -5.74%
December 31, 2006    8,373    $11.92689 to  $28.97468 $  216,393   0.35%      0.65 - 2.75%    14.02% to  16.48%
December 31, 2005   11,096    $16.69493 to  $24.87582 $  248,951   0.34%      0.65 - 2.40%     2.47% to   4.30%
December 31, 2004   14,436    $19.57911 to  $23.85041 $  314,031   0.22%      0.65 - 2.25%    19.39% to  17.47%
December 31, 2003   18,000    $16.66798 to  $19.97660 $  334,076   0.81%      0.65 - 2.25%    40.17% to  37.91%

                                                 AST Large-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   33,134    $11.17043 to  $27.94403 $  581,479   1.08%      0.65 - 2.75%    -5.67% to  -3.62%
December 31, 2006   34,654    $11.78079 to  $28.99375 $  695,105   0.81%      0.65 - 2.75%    15.21% to  17.69%
December 31, 2005   34,769    $12.19413 to  $24.63567 $  659,997   0.88%      0.65 - 2.50%     3.80% to   5.77%
December 31, 2004   31,863    $11.74725 to  $23.29235 $  621,342   1.54%      0.65 - 2.50%    14.70% to  17.47%
December 31, 2003   34,632    $11.58059 to  $20.30746 $  624,660   2.46%      0.65 - 2.40%    19.16% to  17.06%

                                           AST Lord Abbett Bond-Debenture Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   35,946    $10.85945 to  $15.05922 $  494,617   5.68%      0.65 - 2.75%     3.16% to   5.39%
December 31, 2006   44,058    $10.52727 to  $14.28842 $  582,676   5.00%      0.65 - 2.75%     6.79% to   9.09%
December 31, 2005   54,113    $10.73312 to  $13.09818 $  662,777   3.54%      0.65 - 2.50%    -1.36% to   0.51%
December 31, 2004   34,381    $10.88128 to  $13.03231 $  430,122   3.22%      0.65 - 2.50%     6.72% to   8.81%
December 31, 2003   29,164    $11.85070 to  $12.21222 $  345,377   3.32%      0.65 - 2.40%    17.97% to  15.90%

                                      A67

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                             AST Marsico Capital Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   143,872   $11.34517 to  $23.09247 $2,388,547   0.17%      0.65 - 2.75%    11.79% to  14.21%
December 31, 2006   166,628   $10.09670 to  $20.21861 $2,486,479   0.06%      0.65 - 2.75%     4.30% to   6.54%
December 31, 2005   206,076   $12.09065 to  $18.97741 $2,944,324   0.00%      0.65 - 2.50%     4.17% to   6.14%
December 31, 2004   153,174   $11.60677 to  $17.87989 $2,275,906   0.00%      0.65 - 2.50%    14.92% to  16.07%
December 31, 2003   124,378   $12.22664 to  $15.55853 $1,688,228   0.00%      0.65 - 2.40%    30.88% to  28.58%

                                                   AST MFS Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    36,836   $ 8.42015 to  $16.54009 $  394,445   0.03%      0.65 - 2.75%    11.93% to  14.36%
December 31, 2006    47,011   $ 7.48410 to  $14.50009 $  440,821   0.00%      0.65 - 2.75%     6.66% to   8.95%
December 31, 2005    63,684   $ 8.25189 to  $11.40772 $  549,513   0.01%      0.65 - 2.50%     3.67% to   5.63%
December 31, 2004    66,404   $ 7.81177 to  $11.00344 $  529,399   0.00%      0.65 - 2.50%     9.96% to  10.03%
December 31, 2003    82,051   $ 7.10395 to  $11.34898 $  587,305   0.00%      0.65 - 2.40%    22.10% to  19.95%

                                         AST Neuberger Berman Mid-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    29,931   $10.06697 to  $31.52655 $  696,088   0.00%      0.65 - 2.75%    18.83% to  21.41%
December 31, 2006    31,116   $ 8.42839 to  $25.96795 $  632,362   0.00%      0.65 - 2.75%    10.93% to  13.32%
December 31, 2005    37,762   $12.95087 to  $22.91637 $  697,198   0.00%      0.65 - 2.50%    10.66% to  12.76%
December 31, 2004    24,055   $11.70285 to  $20.32356 $  391,202   0.00%      0.65 - 2.50%    15.31% to  17.03%
December 31, 2003    23,387   $12.11333 to  $17.62481 $  350,660   0.00%      0.65 - 2.40%    29.72% to  27.43%

                                         AST Neuberger Berman Mid-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    39,786   $11.65359 to  $36.83127 $  967,176   0.68%      0.65 - 2.75%     0.32% to   2.50%
December 31, 2006    48,463   $11.61672 to  $35.93418 $1,194,348   0.51%      0.65 - 2.75%     7.71% to  10.03%
December 31, 2005    63,124   $14.17677 to  $32.65772 $1,446,831   0.14%      0.65 - 2.50%     9.26% to  11.33%
December 31, 2004    57,066   $12.97478 to  $29.33422 $1,293,638   0.10%      0.65 - 2.50%    22.04% to  29.75%
December 31, 2003    49,660   $13.26742 to  $24.03736 $1,011,755   0.21%      0.65 - 2.40%    35.44% to  33.05%

                                                AST Small-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007     9,716   $10.54500 to  $21.70159 $  157,938   0.00%      0.65 - 2.75%     4.19% to   6.45%
December 31, 2006    10,695   $10.00731 to  $20.38629 $  169,871   0.00%      0.65 - 2.75%     9.52% to  11.88%
December 31, 2005    12,337   $ 9.22813 to  $18.22237 $  182,203   0.00%      0.65 - 2.50%    -1.04% to   0.83%
December 31, 2004    14,656   $ 9.32482 to  $18.07152 $  221,444   0.00%      0.65 - 2.50%    -7.55% to   6.75%
December 31, 2003    19,782   $13.42627 to  $19.54762 $  328,021   0.00%      0.65 - 2.40%    41.76% to  44.30%

                                           AST PIMCO Limited Maturity Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    98,431   $10.40058 to  $17.27843 $1,209,317   4.60%      0.65 - 2.75%     3.85% to   6.10%
December 31, 2006   113,953   $ 9.98960 to  $16.28462 $1,352,973   3.08%      0.65 - 2.75%     0.98% to   3.15%
December 31, 2005   142,948   $ 9.86775 to  $15.78739 $1,673,435   1.15%      0.65 - 2.50%    -0.90% to   0.97%
December 31, 2004    98,739   $ 9.95764 to  $15.63518 $1,227,262   3.16%      0.65 - 2.50%     1.40% to  -0.42%
December 31, 2003    74,966   $10.15911 to  $15.41935 $  998,795   2.15%      0.65 - 2.40%     2.61% to   0.81%

                                             AST PIMCO Total Return Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   105,808   $10.68542 to  $21.66391 $1,562,280   2.28%      0.65 - 2.75%     5.32% to   7.60%
December 31, 2006   106,511   $10.14614 to  $20.13354 $1,532,655   3.72%      0.65 - 2.75%     0.89% to   3.07%
December 31, 2005   109,303   $10.30972 to  $19.53471 $1,607,279   3.73%      0.65 - 2.50%    -0.05% to   1.84%
December 31, 2004   153,053   $10.31507 to  $19.18174 $2,195,640   3.96%      0.65 - 2.50%     4.28% to   3.15%
December 31, 2003   138,373   $10.44618 to  $18.39444 $2,076,469   3.64%      0.65 - 2.40%     4.64% to   2.79%

                                          AST AllianceBernstein Core Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    25,319   $11.30608 to  $17.40971 $  372,910   1.38%      0.65 - 2.75%    -6.23% to  -4.20%
December 31, 2006    28,556   $12.05765 to  $18.21836 $  450,429   1.21%      0.65 - 2.75%    18.02% to  20.56%
December 31, 2005    21,260   $12.20566 to  $13.16051 $  280,083   1.21%      0.65 - 2.50%     2.88% to   4.83%
December 31, 2004    22,498   $12.55472 to  $11.86399 $  285,690   1.31%      0.65 - 2.50%    13.18% to  18.64%
December 31, 2003    17,015   $11.09275 to  $12.61690 $  190,736   0.72%      0.65 - 2.40%    27.48% to  25.23%

                                       AST AllianceBernstein Managed Index 500 Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    24,740   $ 9.53992 to  $15.76502 $  345,824   1.33%      0.65 - 2.75%    -0.74% to   1.42%
December 31, 2006    31,311   $ 9.56159 to  $15.54492 $  438,379   1.10%      0.65 - 2.75%     9.51% to  11.87%
December 31, 2005    38,738   $11.42202 to  $13.89566 $  491,179   1.37%      0.65 - 2.50%     0.96% to   2.87%
December 31, 2004    43,544   $13.50788 to  $11.31331 $  544,672   0.84%      0.65 - 2.50%     9.27% to  13.13%
December 31, 2003    44,902   $12.36228 to  $12.18203 $  520,582   1.20%      0.65 - 2.40%    26.49% to  24.26%

                                      A68

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                         AST T. Rowe Price Natural Resources Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    13,323   $17.90678 to  $70.20328 $  567,927   0.58%      0.65 - 2.75%    36.63% to  39.59%
December 31, 2006    11,347   $13.10637 to  $50.29168 $  377,853   0.33%      0.65 - 2.75%    12.69% to  15.11%
December 31, 2005    12,696   $18.39757 to  $43.68918 $  380,931   0.23%      0.65 - 2.50%    28.13% to  30.55%
December 31, 2004     9,328   $14.35838 to  $33.46498 $  235,650   0.98%      0.65 - 2.50%    30.34% to  43.58%
December 31, 2003     8,215   $13.59594 to  $25.67566 $  168,885   1.40%      0.65 - 2.40%    32.65% to  30.32%

                                         AST T. Rowe Price Asset Allocation Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    52,178   $11.60522 to  $28.45091 $  838,230   1.21%      0.65 - 2.75%     3.38% to   5.63%
December 31, 2006    23,736   $11.22531 to  $26.93478 $  453,918   1.80%      0.65 - 2.75%     9.41% to  11.76%
December 31, 2005    22,882   $11.58355 to  $24.09982 $  421,752   1.86%      0.65 - 2.50%     2.07% to   4.00%
December 31, 2004    22,590   $11.34848 to  $23.17239 $  422,821   1.49%      0.65 - 2.50%    10.45% to  13.48%
December 31, 2003    19,493   $12.05097 to  $20.98013 $  353,143   2.41%      0.65 - 2.40%    23.21% to  21.04%

                                               AST International Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    20,459   $10.66136 to  $25.92537 $  418,511   0.98%      0.65 - 2.75%    14.55% to  17.04%
December 31, 2006    16,918   $ 9.25940 to  $22.20794 $  307,009   0.82%      0.65 - 2.75%    23.96% to  26.63%
December 31, 2005    12,495   $14.08614 to  $16.78896 $  187,615   1.51%      0.65 - 2.50%    10.87% to  12.97%
December 31, 2004    12,660   $12.70454 to  $14.86117 $  173,233   1.33%      0.65 - 2.50%    20.25% to  27.05%
December 31, 2003    12,065   $12.35885 to  $12.78833 $  139,255   0.55%      0.65 - 2.40%    30.70% to  33.04%

                                                AST MFS Global Equity Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    10,147   $13.35080 to  $20.79180 $  175,144   1.95%      0.65 - 2.75%     6.38% to   8.69%
December 31, 2006    14,954   $12.55031 to  $19.17844 $  240,811   0.50%      0.65 - 2.75%    20.89% to  23.49%
December 31, 2005    11,543   $12.58753 to  $13.00551 $  148,907   0.28%      0.65 - 2.50%     4.89% to   6.87%
December 31, 2004    13,548   $11.77784 to  $12.39912 $  164,748   0.18%      0.65 - 2.50%    17.62% to  23.99%
December 31, 2003    10,003   $10.01332 to  $12.23714 $  101,775   0.16%      0.65 - 2.40%    26.31% to  24.09%

                                          AST JPMorgan International Equity Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    18,705   $10.95909 to  $41.53619 $  466,812   1.42%      0.65 - 2.75%     6.42% to   8.73%
December 31, 2006    20,776   $10.24548 to  $38.49496 $  502,228   1.24%      0.65 - 2.75%    19.43% to  22.00%
December 31, 2005    22,661   $13.33803 to  $21.16585 $  460,659   1.07%      0.65 - 2.50%     8.25% to  10.29%
December 31, 2004    17,054   $12.32188 to  $19.19038 $  373,796   1.11%      0.65 - 2.50%    16.35% to  23.22%
December 31, 2003    15,962   $12.67966 to  $16.49397 $  332,696   0.78%      0.65 - 2.40%    29.75% to  27.47%

                                            AST T. Rowe Price Global Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    33,381   $10.31681 to  $16.82426 $  461,638   2.66%      0.65 - 2.75%     6.62% to   8.93%
December 31, 2006    35,161   $ 9.67663 to  $15.44498 $  452,330   1.66%      0.65 - 2.75%     3.36% to   5.58%
December 31, 2005    41,856   $10.18964 to  $14.62839 $  514,830   3.18%      0.65 - 2.50%    -6.87% to  -5.10%
December 31, 2004    26,802   $10.94108 to  $15.41527 $  360,549   5.66%      0.65 - 2.50%     7.93% to   9.41%
December 31, 2003    17,475   $11.35220 to  $14.28210 $  227,917   3.34%      0.65 - 2.40%    12.13% to  10.15%

                                              AST International Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    59,911   $15.23165 to  $27.41378 $1,450,281   0.41%      0.65 - 2.75%    15.76% to  18.28%
December 31, 2006    74,076   $13.15766 to  $23.17793 $1,536,181   1.32%      0.65 - 2.75%    17.66% to  20.19%
December 31, 2005    98,133   $13.56645 to  $19.28436 $1,709,821   0.96%      0.65 - 2.50%    13.66% to  15.80%
December 31, 2004    85,371   $11.93649 to  $16.65262 $1,326,329   0.73%      0.65 - 2.50%    15.40% to  19.36%
December 31, 2003    46,082   $13.27734 to  $14.43084 $  628,233   0.00%      0.65 - 2.40%    39.17% to  36.72%

                            AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    41,420   $11.97230 to  $12.51606 $  506,044   0.15%      0.65 - 2.75%     6.53% to   8.84%
December 31, 2006    29,759   $11.26947 to  $11.49911 $  338,015   0.00%      0.65 - 2.50%    12.80% to  14.93%
December 31, 2005     3,409   $ 9.99132 to  $10.00500 $   34,084   0.00%      0.65 - 2.40%    -0.07% to   0.06%

                          AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   437,914   $11.73121 to  $12.33007 $5,234,701   0.22%      0.65 - 3.00%     6.42% to   9.01%
December 31, 2006   274,471   $11.02337 to  $11.31058 $3,056,729   0.00%      0.65 - 3.00%    10.27% to  12.94%
December 31, 2005    21,855   $10.00055 to  $10.01499 $  218,657   0.00%      0.65 - 2.50%     0.05% to   0.16%

                             AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   324,959   $11.49114 to  $12.07747 $3,809,076   0.36%      0.65 - 3.00%     5.92% to   8.50%
December 31, 2006   209,952   $10.84925 to  $11.13179 $2,302,446   0.00%      0.65 - 3.00%     8.42% to  11.04%
December 31, 2005    19,037   $10.01052 to  $10.02498 $  190,659   0.00%      0.65 - 2.50%     0.13% to   0.26%

                                      A69

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                           AST Conservative Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   98,554    $11.36451 to  $11.94439 $1,143,188   0.33%      0.65 - 3.00%     5.79% to   8.36%
December 31, 2006   51,725    $10.77257 to  $11.02254 $  561,804   0.00%      0.65 - 2.75%     7.53% to   9.84%
December 31, 2005    4,156    $10.02051 to  $10.03225 $   41,665   0.00%      1.00 - 2.50%     0.23% to   0.33%

                           AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   50,338    $11.13156 to  $11.63721 $  568,796   0.29%      0.65 - 2.75%     5.71% to   8.01%
December 31, 2006   23,554    $10.52984 to  $10.77434 $  250,007   0.00%      0.65 - 2.75%     5.00% to   7.26%
December 31, 2005    1,112    $10.03049 to  $10.04496 $   11,156   0.00%      0.65 - 2.50%     0.33% to   0.46%

                                                     Davis Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007      968    $12.91696 to  $17.70411 $   12,664   1.06%      1.40 - 1.65%     2.90% to   3.16%
December 31, 2006    1,082    $12.52070 to  $17.20481 $   13,706   0.82%      1.40 - 2.15%    12.54% to  13.40%
December 31, 2005      912    $11.04159 to  $15.21083 $   10,162   1.09%      1.40 - 1.65%     7.64% to   7.92%
December 31, 2004      773    $10.23170 to  $14.13079 $    7,961   0.87%      1.40 - 1.65%    10.47% to  10.75%
December 31, 2003      737    $ 9.23818 to  $12.79116 $    6,827   0.86%      1.40 - 1.65%    27.62% to  27.94%

                                                  Evergreen VA Balanced Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      505    $10.96366 to  $12.76662 $    5,550   4.04%      1.40 - 1.65%     4.91% to   5.18%
December 31, 2006      591    $10.42346 to  $12.16865 $    6,174   2.45%      1.40 - 1.65%     8.04% to   8.31%
December 31, 2005      704    $ 9.62335 to  $11.26309 $    6,791   2.34%      1.40 - 1.65%     3.56% to   3.82%
December 31, 2004      809    $ 9.26928 to  $10.87628 $    7,495   0.88%      1.40 - 1.65%     4.55% to   4.82%
December 31, 2003      887    $ 8.84327 to  $10.40282 $    7,842   2.25%      1.40 - 1.65%    13.86% to  14.15%

                                      Evergreen VA Growth Fund (available April 15, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,052    $13.32397 to  $14.02140 $   41,697   0.00%      0.65 - 2.50%     8.25% to  10.32%
December 31, 2006    3,504    $12.25417 to  $12.70979 $   43,826   0.00%      0.65 - 2.75%     7.99% to  10.32%
December 31, 2005    4,019    $11.36821 to  $11.52122 $   46,002   0.00%      0.65 - 2.50%    15.79% to  17.34%

                                            Evergreen VA International Equity Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,409    $14.60200 to  $23.17876 $  112,461   2.56%      0.65 - 2.75%    11.82% to  14.25%
December 31, 2006    5,001    $13.05828 to  $20.54770 $   91,052   4.02%      0.65 - 2.75%    19.78% to  22.36%
December 31, 2005    4,304    $13.97774 to  $14.27529 $   64,078   3.12%      0.65 - 2.50%    13.11% to  15.24%
December 31, 2004    2,417    $12.38709 to  $12.35815 $   31,264   1.57%      0.65 - 2.50%    18.43% to  23.58%
December 31, 2003    1,730    $10.45925 to  $12.70623 $   18,721   8.52%      0.65 - 2.40%     0.34% to  28.03%

                                            Evergreen VA Fundamental Large Cap Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      592    $14.24555 to  $14.39332 $    8,514   1.03%      1.40 - 1.65%     6.49% to   6.77%
December 31, 2006      704    $13.37676 to  $13.48107 $    9,482   1.25%      1.40 - 1.65%    10.82% to  11.10%
December 31, 2005      765    $12.07080 to  $12.13421 $    9,286   1.02%      1.40 - 1.65%     7.22% to   7.49%
December 31, 2004      555    $11.25809 to  $11.28865 $    6,261   1.19%      1.40 - 1.65%     7.40% to   7.68%
December 31, 2003      575    $10.48384 to  $10.48210 $    6,027   0.03%      1.40 - 1.65%     0.36% to   0.36%

                                                    Evergreen VA Omega Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,126    $ 8.50981 to  $17.02269 $   21,935   0.53%      0.65 - 2.50%     9.15% to  11.23%
December 31, 2006    2,450    $ 7.70917 to  $15.34297 $   22,281   0.00%      0.65 - 2.50%     3.37% to   5.33%
December 31, 2005    3,270    $10.28912 to  $11.05312 $   28,491   0.22%      0.65 - 2.50%     1.26% to   3.17%
December 31, 2004    4,624    $ 9.97258 to  $10.91573 $   39,972   0.00%      0.65 - 2.50%     6.52% to   9.16%
December 31, 2003    3,868    $ 9.36260 to  $13.12988 $   28,768   0.00%      0.65 - 2.40%    36.68% to  39.13%

                                               Evergreen VA Special Values Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      316    $18.03551 to  $22.21472 $    6,903   1.32%      1.40 - 1.90%    -9.28% to  -8.82%
December 31, 2006      368    $19.88133 to  $24.36340 $    8,852   0.76%      1.40 - 1.90%    19.25% to  19.85%
December 31, 2005      393    $16.67261 to  $20.32795 $    7,894   1.09%      1.40 - 1.90%     8.66% to   9.22%
December 31, 2004      322    $15.42626 to  $18.61254 $    5,914   1.03%      1.40 - 1.65%    18.38% to  18.69%
December 31, 2003      312    $13.03070 to  $15.68227 $    4,887   0.12%      1.40 - 1.65%    27.38% to  27.70%

                                         Evergreen VA Diversified Income Builder Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      402    $13.02529 to  $15.03981 $    5,989   4.76%      1.40 - 1.65%     1.99% to   2.25%
December 31, 2006      468    $12.77150 to  $14.70915 $    6,869   3.50%      1.40 - 1.65%     4.20% to   4.46%
December 31, 2005      480    $12.16009 to  $14.08098 $    6,740   4.97%      1.40 - 1.90%    -2.57% to  -2.07%
December 31, 2004      476    $12.54808 to  $14.37891 $    6,826   4.60%      1.40 - 1.65%     6.62% to   6.89%
December 31, 2003      521    $11.76889 to  $13.45177 $    7,002   0.00%      1.40 - 1.65%    14.47% to  14.76%

                                      A70

                                 At year ended                                For year ended
                  -------------------------------------------  ---------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ----------------
                                               Columbia Money Market Fund, VS
                  -----------------------------------------------------------------------------------------
December 31, 2007      234    $10.95647 to  $10.95647 $  2,568   4.91%      1.00 - 1.00%     3.97% to   3.97%
December 31, 2006      246    $10.53788 to  $10.53788 $  2,597   4.61%      1.00 - 1.00%     3.69% to   3.69%
December 31, 2005      321    $10.16333 to  $10.16333 $  3,259   2.96%      1.00 - 1.00%     2.03% to   2.03%
December 31, 2004      400    $ 9.96100 to  $ 9.96100 $  3,988   0.83%      1.00 - 1.00%    -0.14% to  -0.14%
December 31, 2003      591    $ 9.97455 to  $ 9.97455 $  5,895   0.13%      1.00 - 1.00%    -0.19% to  -0.19%

                                           Columbia Small Company Growth Fund, VS
                  -----------------------------------------------------------------------------------------
December 31, 2007       51    $21.07999 to  $21.07999 $  1,069   0.00%      1.00 - 1.00%    12.32% to  12.32%
December 31, 2006       62    $18.76807 to  $18.76807 $  1,155   0.00%      1.00 - 1.00%    11.28% to  11.28%
December 31, 2005       82    $16.86565 to  $16.86565 $  1,386   0.01%      1.00 - 1.00%     1.69% to   1.69%
December 31, 2004      114    $16.58595 to  $16.58595 $  1,892   0.00%      1.00 - 1.00%    10.36% to  10.36%
December 31, 2003      152    $15.02855 to  $15.02855 $  2,278   0.00%      1.00 - 1.00%    36.51% to  36.51%

                              Columbia Large Cap Growth Stock, VS (available February 25, 2005)
                  -----------------------------------------------------------------------------------------
December 31, 2007      800    $13.00621 to  $13.10033 $ 10,478   0.37%      1.00 - 1.25%    14.32% to  14.61%
December 31, 2006    1,028    $11.37734 to  $11.43058 $ 11,755   0.36%      1.00 - 1.25%     8.86% to   9.13%
December 31, 2005    1,359    $10.45138 to  $10.47393 $ 14,238   0.68%      1.00 - 1.25%     3.81% to   4.04%

                                        Prudential SP International Growth Portfolio
                  -----------------------------------------------------------------------------------------
December 31, 2007    3,043    $15.32754 to  $17.39805 $ 51,415   0.73%      0.65 - 2.75%    16.24% to  18.76%
December 31, 2006    3,004    $13.18590 to  $14.64915 $ 43,166   1.77%      0.65 - 2.75%    17.73% to  20.26%
December 31, 2005    2,709    $11.94145 to  $12.18096 $ 32,672   0.56%      0.65 - 2.50%    13.49% to  15.63%
December 31, 2004    1,458    $10.52413 to  $10.53434 $ 15,350   0.00%      0.65 - 2.50%    33.82% to  39.61%
December 31, 2003    2,705    $ 7.53808 to  $ 7.87202 $ 23,292   0.00%      0.65 - 2.25%    36.02% to  38.24%

                                              Gartmore NVIT Developing Markets
                  -----------------------------------------------------------------------------------------
December 31, 2007   14,104    $21.82742 to  $46.18441 $478,758   0.45%      0.65 - 2.75%    39.55% to  42.57%
December 31, 2006   14,181    $15.64163 to  $32.47568 $323,571   0.56%      0.65 - 2.75%    30.88% to  33.70%
December 31, 2005   17,521    $14.97909 to  $16.29013 $293,345   0.53%      0.65 - 2.50%    28.24% to  30.66%
December 31, 2004   15,105    $11.46381 to  $12.70271 $185,833   0.55%      0.65 - 2.50%    19.00% to  27.03%
December 31, 2003   16,007    $ 9.63331 to  $15.47360 $157,916   0.08%      0.65 - 2.40%    55.87% to  58.66%

                                                First Trust The Dow Target 10
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,361    $ 9.78319 to  $14.55047 $ 16,177   0.00%       0.65 -2.50%    -1.87% to   0.00%
December 31, 2006    2,311    $ 9.81749 to  $14.63859 $ 27,950   0.00%      0.65 - 2.50%    22.44% to  24.75%
December 31, 2005    1,226    $ 9.83399 to  $10.14565 $ 11,614   0.00%      0.65 - 2.50%    -5.63% to  -3.85%
December 31, 2004    1,295    $10.55000 to  $10.42110 $ 12,754   0.00%      0.65 - 2.50%     4.21% to  31.55%
December 31, 2003      527    $ 8.01942 to  $12.04852 $  4,270   0.00%      1.00 - 1.25%    18.42% to  18.72%

                                           First Trust Target Focus Four Portfolio
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,492    $ 4.61460 to  $15.33676 $ 12,698   0.00%      0.65 - 1.90%     3.68% to   5.01%
December 31, 2006    1,129    $ 4.42816 to  $10.14977 $  5,732   0.00%      0.65 - 1.65%     2.30% to   3.34%
December 31, 2005    1,468    $ 4.50117 to  $14.19739 $  7,002   0.00%      0.65 - 1.90%    -1.33% to  -0.07%
December 31, 2004    2,085    $ 4.50450 to  $14.38846 $  9,808   0.00%      0.65 - 1.90%     9.23% to  10.62%
December 31, 2003    2,247    $ 4.07190 to  $13.17279 $  9,486   0.00%      0.65 - 1.90%    34.35% to  36.06%

                                     First Trust Energy Sector (expired March 16, 2007)
                  -----------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%    -1.06% to  -1.00%
December 31, 2006      149    $29.15491 to  $29.28749 $  4,360   0.00%      1.00 - 1.25%    11.26% to  11.54%
December 31, 2005      178    $26.20508 to  $26.25795 $  4,661   0.00%      1.00 - 1.25%    47.27% to  47.64%
December 31, 2004      211    $17.78562 to  $17.79448 $  3,746   0.00%      1.00 - 1.25%    30.39% to  30.72%
December 31, 2003      209    $13.60587 to  $13.64716 $  2,839   0.00%      1.00 - 1.25%    30.08% to  30.41%

                                   First Trust Financal Services (expired March 16, 2007)
                  -----------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%    -3.50% to  -3.45%
December 31, 2006      193    $17.95519 to  $18.03676 $  3,476   0.00%      1.00 - 1.25%    15.41% to  15.70%
December 31, 2005      231    $15.55762 to  $15.58893 $  3,599   0.00%      1.00 - 1.25%     6.80% to   7.07%
December 31, 2004      319    $14.56013 to  $14.56756 $  4,641   0.00%      1.00 - 1.25%    13.97% to  14.26%
December 31, 2003      374    $12.74336 to  $12.78215 $  4,761   0.00%      1.00 - 1.25%    31.34% to  31.67%

                                      A71

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                    First Trust PharmHealth Sector (expired March 16, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%      0.54% to    0.59%
December 31, 2006      245    $11.54688 to  $13.26605 $  2,868   0.00%      1.00 - 1.25%      7.21% to    7.48%
December 31, 2005      282    $10.74296 to  $12.37366 $  3,062   0.00%      1.00 - 1.25%      9.90% to   10.17%
December 31, 2004      359    $ 9.75000 to  $11.26000 $  3,536   0.00%      1.00 - 1.25%     -1.92% to   -1.71%
December 31, 2003      412    $ 9.91681 to  $11.47981 $  4,119   0.00%      1.00 - 1.25%     18.16% to   18.46%

                                        First Trust Technology (expired March 16, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%     -1.68% to   -1.68%
December 31, 2006      255    $ 5.05730 to  $ 5.05730 $  1,288   0.00%      1.00 - 1.00%      1.81% to    1.81%
December 31, 2005      308    $ 4.96742 to  $ 4.96742 $  1,532   0.00%      1.00 - 1.00%      4.12% to    4.12%
December 31, 2004      355    $ 4.77077 to  $ 4.77077 $  1,694   0.00%      1.00 - 1.00%      0.19% to    0.19%
December 31, 2003      435    $ 4.76159 to  $ 4.76159 $  2,073   0.00%       1.00 -1.00%     45.14% to   45.14%

                                             First Trust Global Dividend Target 15
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,705    $16.10195 to  $26.71430 $173,717   0.00%      0.65 - 2.75%     10.21% to   12.60%
December 31, 2006    7,225    $17.08339 to  $23.86991 $128,826   0.00%      0.65 - 2.50%     34.99% to   37.54%
December 31, 2005    2,795    $12.65511 to  $13.05592 $ 36,800   0.00%      0.65 - 2.50%      7.43% to    9.46%
December 31, 2004    1,858    $11.93000 to  $11.78007 $ 22,624   0.00%      0.65 - 2.50%     12.65% to   17.80%
December 31, 2003      286    $10.58760 to  $12.95598 $  3,049   0.00%      1.00 - 1.25%     32.43% to   32.76%

                                                 First Trust NASDAQ Target 15
                  -------------------------------------------------------------------------------------------
December 31, 2007      857    $11.39370 to  $16.53539 $ 11,317   0.00%      0.65 - 1.90%     19.41% to   20.94%
December 31, 2006      686    $ 9.45483 to  $13.75647 $  7,316   0.00%      0.65 - 1.65%      7.09% to    8.18%
December 31, 2005      673    $10.78336 to  $11.01244 $  6,552   0.00%      0.65 - 1.90%      1.36% to    2.65%
December 31, 2004      748    $10.63850 to  $10.72820 $  7,024   0.00%      0.65 - 1.90%     19.52% to   20.53%
December 31, 2003      570    $ 8.90087 to  $ 8.90087 $  5,070   0.00%      1.00 - 1.00%     34.66% to   34.66%

                                                   First Trust S&P Target 24
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,425    $ 8.89991 to  $14.34653 $ 15,798   0.00%      0.65 - 2.50%      1.58% to    3.52%
December 31, 2006    1,497    $ 8.62770 to  $13.94316 $ 16,056   0.00%      0.65 - 2.50%      0.32% to    2.22%
December 31, 2005    1,716    $10.85174 to  $11.19548 $ 18,042   0.00%      0.65 - 2.50%      1.56% to    3.48%
December 31, 2004    1,433    $10.68490 to  $10.81888 $ 14,152   0.00%      0.65 - 2.50%      6.85% to   48.18%
December 31, 2003      757    $ 7.30103 to  $11.88873 $  5,553   0.00%      1.00 - 1.25%     22.55% to   22.86%

                                                    First Trust Managed VIP
                  -------------------------------------------------------------------------------------------
December 31, 2007   12,029    $11.80803 to  $18.45100 $174,193   0.00%      0.65 - 2.75%      6.44% to    8.76%
December 31, 2006   15,281    $10.89598 to  $17.06925 $203,898   0.00%      0.65 - 2.50%      8.73% to   10.79%
December 31, 2005   15,096    $11.77287 to  $12.14584 $182,873   0.00%      0.65 - 2.50%      4.57% to    6.55%
December 31, 2004    9,571    $11.25812 to  $11.39923 $108,508   0.00%      0.65 - 2.50%     12.58% to   36.28%
December 31, 2003    2,175    $ 8.36444 to  $13.20277 $ 20,497   0.00%      1.00 - 1.25%     33.25% to   33.58%

                                               First Trust Value Line Target 25
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,219    $ 5.43929 to  $23.28349 $ 44,021   0.00%      0.65 - 1.90%     15.94% to   17.43%
December 31, 2006    3,691    $ 4.64840 to  $19.94915 $ 43,760   0.00%      0.65 - 2.75%      0.06% to    2.21%
December 31, 2005    4,713    $14.75809 to  $15.07130 $ 54,045   0.00%      0.65 - 1.90%     17.44% to   18.93%
December 31, 2004    2,730    $12.67240 to  $12.56662 $ 21,764   0.00%      0.65 - 1.90%    292.72% to  296.02%
December 31, 2003    1,541    $ 3.19993 to  $ 3.19993 $  4,932   0.00%      1.00 - 1.00%     39.52% to   39.52%

                                    First Trust Dow Target Dividend (available May 2, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,365    $10.94328 to  $11.58623 $ 82,923   0.00%      0.65 - 2.75%     -1.68% to    0.45%
December 31, 2006    8,909    $11.17799 to  $11.53380 $100,922   0.00%      0.65 - 2.50%     15.19% to   17.37%
December 31, 2005    5,988    $ 9.70374 to  $ 9.82689 $ 58,424   0.00%      0.65 - 2.50%     -2.94% to   -1.73%

                                                      ProFund VP Asia 30
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,319    $21.64038 to  $38.08052 $229,468   0.07%      0.65 - 2.75%     43.66% to   46.78%
December 31, 2006    8,239    $15.06343 to  $26.01023 $172,274   0.41%      0.65 - 2.75%     35.47% to   38.39%
December 31, 2005    4,504    $11.77381 to  $14.99956 $ 68,490   0.30%      0.65 - 2.50%     16.53% to   18.73%
December 31, 2004    3,205    $12.63287 to  $10.10342 $ 40,955   0.29%      0.65 - 2.50%     -1.19% to    1.03%
December 31, 2003    3,845    $12.78466 to  $10.42506 $ 49,127   0.07%      0.65 - 2.25%      0.93% to   63.85%

                                      A72

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                       ProFund VP Banks
                  -------------------------------------------------------------------------------------------
December 31, 2007      978    $ 8.96638 to  $11.75272 $  9,868   3.33%      0.65 - 2.50%    -29.10% to  -27.75%
December 31, 2006      961    $12.64709 to  $16.30793 $ 13,291   0.82%      0.65 - 2.50%     12.53% to   14.66%
December 31, 2005      975    $11.23895 to  $12.20988 $ 11,872   2.58%      0.65 - 2.50%     -2.63% to   -0.79%
December 31, 2004    1,047    $11.54299 to  $12.30741 $ 13,102   0.45%      0.65 - 2.50%     11.04% to   15.43%
December 31, 2003      517    $11.08359 to  $12.78925 $  5,759   0.90%      0.65 - 2.40%     26.28% to   28.55%

                                                        ProFund VP Bear
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,417    $ 5.56702 to  $ 8.38154 $ 29,521   4.17%      0.65 - 2.50%     -1.93% to   -0.06%
December 31, 2006    4,205    $ 5.67078 to  $ 8.38655 $ 28,388   1.80%      0.65 - 2.50%     -9.81% to   -8.10%
December 31, 2005    6,309    $ 7.81248 to  $ 9.12581 $ 48,454   0.00%      0.65 - 2.50%     -3.82% to   -2.00%
December 31, 2004    3,448    $ 8.12302 to  $ 9.31230 $ 28,157   0.00%      0.65 - 2.50%    -12.53% to  -10.87%
December 31, 2003    5,783    $ 9.28716 to  $10.44809 $ 53,662   0.00%      0.65 - 2.50%    -25.08% to   -7.13%

                                                   ProFund VP Biotechnology
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,763    $ 8.32997 to  $16.36489 $ 16,586   0.00%      0.65 - 1.90%     -3.04% to   -1.80%
December 31, 2006    1,291    $ 8.54742 to  $16.70677 $ 12,290   0.00%      0.65 - 1.90%     -5.91% to   -4.72%
December 31, 2005    2,503    $ 9.38369 to  $17.03129 $ 25,003   0.00%      0.65 - 1.90%     16.98% to   18.47%
December 31, 2004    2,930    $ 7.92074 to  $14.55869 $ 24,751   0.00%      0.65 - 1.90%      7.64% to    9.01%
December 31, 2003    1,929    $ 7.26607 to  $13.52589 $ 14,279   0.00%      0.65 - 1.90%     37.13% to   38.88%

                                                  ProFund VP Basic Materials
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,010    $13.55624 to  $22.18935 $111,824   0.42%      0.65 - 2.75%     27.10% to   29.86%
December 31, 2006    2,131    $13.57865 to  $17.13093 $ 30,609   0.27%      0.65 - 2.50%     12.60% to   14.73%
December 31, 2005    2,619    $12.38177 to  $12.40714 $ 34,114   0.06%      0.65 - 2.50%     -0.11% to    1.77%
December 31, 2004    2,088    $12.19078 to  $12.39593 $ 25,614   0.29%      0.65 - 2.50%      9.51% to   23.96%
December 31, 2003    4,606    $11.13250 to  $13.30914 $ 50,922   0.27%      0.65 - 2.15%     28.75% to   30.72%

                                                     ProFund VP UltraBull
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,135    $10.00785 to  $20.99317 $ 49,950   0.53%      0.65 - 1.90%     -1.07% to    0.20%
December 31, 2006    4,655    $10.06481 to  $21.00543 $ 53,893   0.33%      0.65 - 1.90%     20.73% to   22.26%
December 31, 2005    4,472    $ 8.61103 to  $16.68766 $ 41,431   0.13%      0.65 - 1.90%      0.66% to    1.94%
December 31, 2004    8,988    $ 8.44700 to  $16.57769 $ 83,929   0.00%      0.65 - 1.90%     14.95% to   16.41%
December 31, 2003    7,766    $ 7.25597 to  $14.42210 $ 59,635   0.00%      0.65 - 1.90%     50.03% to   51.94%

                                                        ProFund VP Bull
                  -------------------------------------------------------------------------------------------
December 31, 2007   10,229    $12.11519 to  $15.41660 $128,911   0.50%      0.65 - 2.50%      0.95% to    2.87%
December 31, 2006   18,245    $11.89713 to  $15.02392 $227,054   0.23%      0.65 - 2.50%     10.82% to   12.92%
December 31, 2005   20,272    $11.04492 to  $11.23459 $222,568   0.26%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004   26,232    $10.82090 to  $11.21483 $284,797   0.00%      0.65 - 2.50%      8.12% to   12.15%
December 31, 2003   13,721    $10.00845 to  $11.94242 $137,284   0.00%      0.65 - 2.40%     22.57% to   24.77%

                                                 ProFund VP Consumer Services
                  -------------------------------------------------------------------------------------------
December 31, 2007      240    $ 8.91144 to  $11.98752 $  2,447   0.00%      0.65 - 2.50%    -10.55% to   -8.85%
December 31, 2006      602    $ 9.87614 to  $13.18401 $  6,499   0.00%      0.65 - 2.50%      9.21% to   11.27%
December 31, 2005      349    $ 9.30453 to  $ 9.90834 $  3,521   0.00%      0.65 - 2.50%     -7.04% to   -5.29%
December 31, 2004    1,192    $ 9.82392 to  $10.65926 $ 11,879   0.00%      0.65 - 2.50%      6.59% to    6.90%
December 31, 2003      403    $ 9.18941 to  $11.59131 $  3,777   0.00%      0.65 - 2.40%     23.76% to   25.97%

                                                   ProFund VP Consumer Goods
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,349    $11.90105 to  $14.80676 $ 30,124   0.81%      0.65 - 2.50%      4.89% to    6.89%
December 31, 2006    1,570    $11.24740 to  $13.88705 $ 18,574   0.10%      0.65 - 2.50%      9.81% to   11.89%
December 31, 2005      630    $10.53789 to  $11.03962 $  6,913   0.34%      0.65 - 2.50%     -2.85% to   -1.01%
December 31, 2004      921    $10.64584 to  $12.20066 $  9,972   0.03%      0.65 - 2.40%      8.54% to   14.30%
December 31, 2003      245    $ 9.80789 to  $10.67427 $  2,406   0.38%      0.65 - 2.25%      1.48% to   17.69%

                                                     ProFund VP Oil & Gas
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,071    $16.54018 to  $32.13077 $188,298   0.00%      0.65 - 2.75%     28.81% to   31.61%
December 31, 2006    7,128    $12.84063 to  $24.47578 $143,520   0.00%      0.65 - 2.75%     17.32% to   19.84%
December 31, 2005    8,943    $15.53164 to  $17.61397 $148,186   0.00%      0.65 - 2.50%     28.04% to   30.46%
December 31, 2004    6,640    $11.90553 to  $13.75686 $ 85,038   0.00%      0.65 - 2.50%     28.51% to   37.57%
December 31, 2003    4,640    $ 9.26400 to  $12.06634 $ 44,342   0.00%      0.65 - 2.40%     19.34% to   21.48%

                                      A73

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                     ProFund VP Europe 30
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,888    $11.07157 to  $21.41832 $ 92,832   1.86%      0.65 - 2.50%     11.70% to   13.83%
December 31, 2006    9,521    $ 9.78576 to  $18.86370 $126,117   0.39%      0.65 - 2.50%     14.58% to   16.74%
December 31, 2005    7,481    $ 9.92756 to  $13.01970 $ 81,339   0.14%      0.65 - 2.50%      5.40% to    7.39%
December 31, 2004   10,431    $ 9.24454 to  $12.35313 $102,514   0.14%      0.65 - 2.50%     13.58% to   23.53%
December 31, 2003   12,852    $ 8.13940 to  $11.08926 $108,778   0.20%      0.65 - 2.25%      2.39% to   37.83%

                                                     ProFund VP Financials
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,779    $10.12613 to  $13.22887 $ 20,400   0.97%      0.65 - 2.50%    -21.15% to  -19.64%
December 31, 2006    3,163    $12.12850 to  $16.50435 $ 44,681   0.50%      0.65 - 2.50%     14.42% to   16.59%
December 31, 2005    2,568    $11.38546 to  $11.39228 $ 31,419   0.72%      0.65 - 2.50%      1.39% to    3.31%
December 31, 2004    2,337    $11.02715 to  $13.33338 $ 27,138   0.28%      0.65 - 2.40%      7.38% to    9.62%
December 31, 2003    1,707    $10.05949 to  $12.41737 $ 17,791   0.17%      0.65 - 2.15%     26.21% to   28.15%

                                                ProFund VP U.S. Government Plus
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,087    $10.53295 to  $13.60595 $ 87,800   3.52%      0.65 - 2.65%      7.19% to    9.40%
December 31, 2006    2,704    $ 9.82620 to  $12.43644 $ 31,415   3.44%      0.65 - 2.65%     -7.07% to   -5.17%
December 31, 2005    7,185    $11.44316 to  $13.11433 $ 89,133   2.31%      0.65 - 2.50%      6.29% to    8.31%
December 31, 2004    3,732    $10.23058 to  $12.10868 $ 43,240   0.86%      0.65 - 2.40%      5.28% to    7.48%
December 31, 2003    3,342    $ 9.71767 to  $11.26614 $ 36,696   3.92%      0.65 - 2.15%     -4.64% to   -3.18%

                                                    ProFund VP Health Care
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,321    $ 9.49653 to  $13.12280 $ 57,795   0.00%      0.65 - 2.50%      3.90% to    5.88%
December 31, 2006    6,343    $ 9.03730 to  $12.42496 $ 63,921   0.00%      0.65 - 2.50%      2.62% to    4.56%
December 31, 2005    5,511    $ 9.04054 to  $10.97896 $ 53,879   0.00%      0.65 - 2.50%      3.37% to    5.33%
December 31, 2004    4,053    $ 8.58298 to  $10.97696 $ 37,119   0.00%      0.65 - 2.40%     -0.10% to    1.70%
December 31, 2003    2,642    $ 8.43984 to  $10.98801 $ 23,349   0.00%      0.65 - 2.40%     14.61% to   16.66%

                                       ACCESS VP High Yield Fund (available May 2, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,274    $11.58477 to  $12.09846 $ 26,924   7.03%      0.65 - 2.25%      2.81% to    4.50%
December 31, 2006    2,746    $11.23960 to  $11.57769 $ 31,357   6.19%      0.65 - 2.40%      6.95% to    8.86%
December 31, 2005    3,308    $10.54502 to  $10.63499 $ 35,001   3.74%      0.65 - 1.90%      5.47% to    6.36%

                                                    ProFund VP Industrials
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,594    $13.55087 to  $18.13551 $ 23,481   0.00%      0.65 - 2.50%      8.92% to   10.99%
December 31, 2006      738    $12.33357 to  $16.38084 $  9,581   0.00%      0.65 - 2.50%      8.87% to   10.93%
December 31, 2005      828    $11.65524 to  $12.02792 $ 10,102   0.00%      0.65 - 2.50%     -0.12% to    1.77%
December 31, 2004      808    $11.45243 to  $12.04227 $  9,459   0.00%      0.65 - 2.50%     12.48% to   20.42%
December 31, 2003    1,160    $10.18189 to  $12.81438 $ 11,752   0.00%      0.65 - 2.15%     25.64% to   27.57%

                                                      ProFund VP Internet
                  -------------------------------------------------------------------------------------------
December 31, 2007      647    $20.41623 to  $23.66106 $ 13,299   0.62%      0.65 - 1.90%      8.08% to    9.47%
December 31, 2006      488    $18.84122 to  $21.66964 $  9,275   0.00%      0.65 - 1.90%     -0.56% to    0.70%
December 31, 2005    1,329    $19.61413 to  $20.90237 $ 25,339   0.00%      0.65 - 1.90%      5.40% to    6.74%
December 31, 2004    2,334    $18.37524 to  $19.83065 $ 41,983   0.00%      0.65 - 1.90%     18.95% to   20.47%
December 31, 2003      986    $15.25273 to  $16.67093 $ 14,857   0.00%      0.65 - 1.90%     74.61% to   76.83%

                                                       ProFund VP Japan
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,734    $12.84546 to  $18.85032 $ 24,755   4.66%      0.65 - 2.50%    -12.26% to  -10.58%
December 31, 2006    4,322    $14.47744 to  $21.13429 $ 67,827   0.79%      0.65 - 2.65%      7.89% to   10.10%
December 31, 2005    9,016    $13.81772 to  $14.27008 $129,124   0.00%      0.65 - 2.50%     38.25% to   40.86%
December 31, 2004    2,766    $ 9.80926 to  $13.25999 $ 27,662   0.00%      0.65 - 2.40%      4.68% to    6.86%
December 31, 2003    2,740    $ 9.17953 to  $12.66775 $ 25,192   0.00%      0.65 - 2.15%     24.05% to   25.95%

                                                  ProFund VP Precious Metals
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,057    $14.94561 to  $22.52410 $155,610   3.56%      0.65 - 2.75%     19.07% to   21.66%
December 31, 2006    7,735    $12.55178 to  $18.56096 $124,745   0.69%      0.65 - 2.75%      4.42% to    6.67%
December 31, 2005    7,464    $12.49053 to  $15.17761 $113,120   0.00%      0.65 - 2.50%     23.15% to   25.48%
December 31, 2004    5,015    $10.14273 to  $12.09584 $ 60,442   0.00%      0.65 - 2.50%    -12.17% to  -10.50%
December 31, 2003    5,643    $11.54866 to  $13.51554 $ 76,189   0.00%      0.65 - 2.50%     15.49% to   38.33%

                                      A74

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                   ProFund VP Mid-Cap Growth
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,690    $11.84301 to  $17.24942 $ 64,542   0.00%      0.65 - 2.75%      8.66% to   11.01%
December 31, 2006    5,246    $10.89955 to  $15.57741 $ 67,092   0.00%      0.65 - 2.75%      1.12% to    3.30%
December 31, 2005   12,852    $12.01395 to  $12.02225 $155,726   0.00%      0.65 - 2.50%      8.45% to   10.50%
December 31, 2004    6,821    $10.87246 to  $11.08578 $ 75,036   0.00%      0.65 - 2.50%     10.36% to   10.86%
December 31, 2003    4,689    $ 9.85186 to  $12.24894 $ 46,543   0.00%      0.65 - 2.40%     24.84% to   27.08%

                                                   ProFund VP Mid-Cap Value
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,473    $13.70000 to  $18.70876 $ 65,127   0.40%      0.65 - 2.50%     -1.57% to    0.31%
December 31, 2006    6,924    $13.79740 to  $18.69833 $104,430   0.02%      0.65 - 2.50%      9.50% to   11.57%
December 31, 2005    7,507    $12.91090 to  $12.96407 $ 99,111   0.00%      0.65 - 2.50%      6.13% to    8.14%
December 31, 2004   10,344    $11.98840 to  $12.16502 $125,392   0.00%      0.65 - 2.50%     15.21% to   21.65%
December 31, 2003    4,742    $10.40614 to  $13.32549 $ 50,523   0.00%      0.65 - 2.40%     34.86% to   32.49%

                                                  ProFund VP Pharmaceuticals
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,426    $ 8.33325 to  $10.00645 $ 12,439   1.10%      0.65 - 2.50%     -0.25% to    1.65%
December 31, 2006    2,413    $ 8.28177 to  $ 9.93954 $ 21,075   0.37%      0.65 - 2.50%      9.38% to   11.45%
December 31, 2005    1,378    $ 7.79007 to  $ 8.82252 $ 10,783   0.29%      0.65 - 2.50%     -6.21% to   -4.44%
December 31, 2004    1,435    $ 8.15189 to  $ 8.78326 $ 11,802   0.00%      0.65 - 2.40%    -11.40% to   -9.81%
December 31, 2003    1,316    $ 9.03855 to  $ 9.91382 $ 11,850   0.00%      0.65 - 2.40%      3.06% to    4.91%

                                                    ProFund VP Real Estate
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,572    $13.72045 to  $20.07626 $ 28,411   0.91%      0.65 - 2.50%    -21.63% to  -20.14%
December 31, 2006    3,041    $14.53445 to  $25.13870 $ 69,717   0.57%      0.65 - 2.50%     29.19% to   31.63%
December 31, 2005    1,949    $13.55256 to  $19.09812 $ 34,432   2.04%      0.65 - 2.50%      4.09% to    6.06%
December 31, 2004    4,720    $13.02029 to  $18.00747 $ 79,438   1.89%      0.65 - 2.50%     26.37% to   30.20%
December 31, 2003    2,564    $13.29130 to  $14.24964 $ 35,196   2.00%      0.65 - 2.15%     30.29% to   32.29%

                                              ProFund VP Rising Rates Opportunity
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,407    $ 6.06214 to  $ 7.67436 $ 35,126   4.72%      0.65 - 2.50%     -7.58% to   -5.82%
December 31, 2006   10,313    $ 6.50235 to  $ 8.22730 $ 70,970   1.36%      0.65 - 2.50%      7.40% to    9.43%
December 31, 2005   11,309    $ 6.22921 to  $ 7.43736 $ 72,023   0.00%      0.65 - 2.50%    -10.19% to   -8.49%
December 31, 2004   16,152    $ 6.80694 to  $ 8.28113 $112,263   0.00%      0.65 - 2.50%    -17.19% to  -11.47%
December 31, 2003    5,316    $ 7.68911 to  $ 9.06711 $ 41,218   0.00%      0.65 - 2.40%     -6.41% to   -4.74%

                                                     ProFund VP NASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,873    $ 6.43605 to  $17.72715 $ 94,213   0.00%      0.65 - 2.50%     14.67% to   16.86%
December 31, 2006    7,600    $ 5.54980 to  $15.20854 $ 67,277   0.00%      0.65 - 2.50%      2.83% to    4.78%
December 31, 2005   11,466    $ 5.54081 to  $10.62917 $ 89,367   0.00%      0.65 - 2.50%     -2.32% to   -0.47%
December 31, 2004   20,721    $ 5.56695 to  $10.88139 $156,073   0.00%      0.65 - 2.50%      7.82% to    8.81%
December 31, 2003   25,158    $ 5.16310 to  $13.43592 $153,444   0.00%      0.65 - 2.15%     43.59% to   45.79%

                                                   ProFund VP Semiconductor
                  -------------------------------------------------------------------------------------------
December 31, 2007      707    $ 7.35362 to  $12.83893 $  5,296   0.00%      0.65 - 1.90%      5.03% to    6.38%
December 31, 2006      842    $ 6.98349 to  $12.09994 $  5,953   0.00%      0.65 - 1.90%     -8.85% to   -7.69%
December 31, 2005    1,778    $ 7.93141 to  $12.73195 $ 13,685   0.00%      0.65 - 1.90%      6.58% to    7.94%
December 31, 2004    1,507    $ 7.34818 to  $11.94555 $ 10,853   0.00%      0.65 - 1.90%    -25.00% to  -24.04%
December 31, 2003    1,915    $ 9.67397 to  $15.92764 $ 18,307   0.00%      0.65 - 1.90%     84.74% to   87.10%

                                                  ProFund VP Small-Cap Growth
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,403    $11.22750 to  $18.54517 $ 36,925   0.00%      0.65 - 2.75%      1.18% to    3.38%
December 31, 2006    5,415    $11.09652 to  $17.98465 $ 79,247   0.00%      0.65 - 2.75%      5.67% to    7.95%
December 31, 2005   13,797    $12.77991 to  $13.14465 $184,753   0.00%      0.65 - 2.50%      4.86% to    6.84%
December 31, 2004   16,741    $12.18762 to  $12.30294 $208,744   0.00%      0.65 - 2.50%     19.02% to   21.88%
December 31, 2003   14,600    $10.33685 to  $12.97770 $153,408   0.00%      0.65 - 2.40%     31.10% to   33.45%

                                    ProFund VP Short Mid-Cap (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007      183    $ 7.75791 to  $ 8.06997 $  1,437   5.33%      0.65 - 1.90%     -4.71% to   -3.49%
December 31, 2006      617    $ 8.14103 to  $ 8.36143 $  5,104   0.68%      0.65 - 1.90%     -5.46% to   -4.26%
December 31, 2005      472    $ 8.61142 to  $ 8.73367 $  4,080   0.00%      0.65 - 1.90%    -11.18% to  -10.05%
December 31, 2004       53    $ 9.69807 to  $ 9.70092 $    515   0.00%      1.00 - 1.65%     -0.35% to   -0.34%

                                      A75

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                  ProFund VP Short NASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,314    $ 4.52611 to  $ 6.96446 $ 11,446   6.82%      0.65 - 2.50%    -13.78% to  -12.13%
December 31, 2006    4,161    $ 5.24385 to  $ 8.00285 $ 23,704   0.86%      0.65 - 2.50%     -3.83% to   -2.01%
December 31, 2005    5,301    $ 6.10193 to  $ 8.07924 $ 31,249   0.00%      0.65 - 2.50%     -1.70% to    0.16%
December 31, 2004    2,547    $ 5.53538 to  $ 6.09211 $ 15,078   0.00%      0.65 - 2.40%    -13.25% to  -11.69%
December 31, 2003    4,453    $ 6.38053 to  $ 6.89824 $ 30,229   0.76%      0.65 - 2.40%    -38.81% to  -37.71%

                                   ProFund VP Short Small-Cap (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,563    $ 8.06040 to  $ 8.38481 $ 12,742   3.07%      0.65 - 1.90%      2.54% to    3.85%
December 31, 2006    1,564    $ 7.86107 to  $ 8.07403 $ 12,448   0.90%      0.65 - 1.90%    -13.46% to  -12.36%
December 31, 2005      726    $ 9.08360 to  $ 9.21260 $  6,654   0.00%      0.65 - 1.90%     -4.76% to   -3.55%
December 31, 2004      268    $ 9.54341 to  $ 9.54061 $  2,559   0.00%      1.00 - 1.65%     -0.53% to   -0.52%

                                                  ProFund VP Small-Cap Value
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,208    $10.62939 to  $17.79955 $ 30,154   0.00%      0.65 - 2.75%     -9.79% to   -7.83%
December 31, 2006    6,878    $11.78269 to  $19.36027 $100,515   0.00%      0.65 - 2.75%     14.21% to   16.67%
December 31, 2005    4,740    $11.77792 to  $12.66318 $ 61,212   0.00%      0.65 - 2.50%      1.40% to    3.32%
December 31, 2004   14,281    $11.39922 to  $12.48776 $175,602   0.00%      0.65 - 2.50%     19.34% to   24.88%
December 31, 2003   14,978    $ 9.55207 to  $13.33056 $147,142   0.00%      0.65 - 2.40%     31.45% to   33.81%

                                                     ProFund VP Technology
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,423    $ 5.86031 to  $16.16945 $ 27,215   0.00%      0.65 - 1.90%     12.23% to   13.66%
December 31, 2006    2,301    $ 5.19529 to  $14.26170 $ 14,524   0.00%      0.65 - 1.90%      6.02% to    7.37%
December 31, 2005    2,697    $ 5.06142 to  $12.90161 $ 15,241   0.60%      0.65 - 1.90%     -0.69% to    0.57%
December 31, 2004    3,442    $ 5.03294 to  $12.99168 $ 19,542   0.00%      0.65 - 1.90%     -2.33% to   -1.08%
December 31, 2003    3,795    $ 5.08790 to  $13.30122 $ 20,788   0.00%      0.65 - 1.90%     43.19% to   45.02%

                                                 ProFund VP Telecommunications
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,378    $ 6.52098 to  $16.36117 $ 35,538   0.73%      0.65 - 2.75%      5.40% to    7.69%
December 31, 2006    5,123    $ 6.10191 to  $15.34089 $ 44,101   0.69%      0.65 - 2.50%     30.94% to   33.41%
December 31, 2005    1,289    $ 4.78437 to  $11.37557 $  8,800   2.21%      0.65 - 2.50%     -8.97% to   -7.25%
December 31, 2004    2,863    $ 5.15817 to  $12.49641 $ 17,888   1.22%      0.65 - 2.50%     14.81% to   24.96%
December 31, 2003    1,363    $ 4.49290 to  $10.05273 $  7,490   0.00%      0.65 - 2.15%      0.26% to    1.80%

                                                    ProFund VP UltraMid-Cap
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,252    $15.77244 to  $28.33786 $ 64,812   0.27%      0.65 - 2.50%      3.30% to    5.28%
December 31, 2006    4,460    $15.13524 to  $26.98605 $ 78,717   0.00%      0.65 - 2.50%      7.88% to    9.92%
December 31, 2005    5,482    $14.43434 to  $15.87782 $ 87,663   0.00%      0.65 - 2.50%     14.96% to   17.13%
December 31, 2004    6,891    $12.32354 to  $13.81214 $ 88,422   0.00%      0.65 - 2.50%     26.87% to   38.12%
December 31, 2003    3,833    $ 9.71365 to  $16.36516 $ 38,352   0.00%      0.65 - 2.40%     66.02% to   68.99%

                                                  ProFund VP UltraNASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007   39,702    $ 1.08370 to  $24.97224 $ 94,290   0.00%      0.65 - 1.90%     26.03% to   27.64%
December 31, 2006   40,480    $ 0.85424 to  $19.61369 $ 64,705   0.00%      0.65 - 1.90%      2.89% to    4.19%
December 31, 2005   55,242    $ 1.30702 to  $18.28341 $ 96,201   0.00%      0.65 - 1.90%     -5.58% to   -4.38%
December 31, 2004   80,485    $ 1.36684 to  $19.36302 $146,750   0.00%      0.65 - 1.90%     11.93% to   13.36%
December 31, 2003   77,398    $ 1.20574 to  $17.29931 $110,190   0.00%      0.65 - 1.90%     98.82% to   98.82%

                                                   ProFund VP UltraSmall-Cap
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,630    $12.58880 to  $27.11850 $ 22,492   1.00%      0.65 - 1.90%    -14.84% to  -13.75%
December 31, 2006    3,418    $14.70667 to  $31.51979 $ 56,994   0.03%      0.65 - 1.90%     23.61% to   25.19%
December 31, 2005    3,107    $12.40722 to  $24.45672 $ 39,714   0.00%      0.65 - 1.90%     -2.10% to   -0.86%
December 31, 2004   12,861    $12.51485 to  $24.98207 $173,324   0.00%      0.65 - 1.90%     28.58% to   30.22%
December 31, 2003    8,428    $ 9.61073 to  $19.42973 $ 83,335   0.00%      0.65 - 1.90%     95.67% to   98.16%

                                                     ProFund VP Utilities
                  -------------------------------------------------------------------------------------------
December 31, 2007   10,701    $13.01933 to  $23.28866 $183,429   1.08%      0.65 - 2.75%     12.60% to   15.04%
December 31, 2006    7,381    $11.40328 to  $20.29430 $103,910   1.78%      0.65 - 2.50%     16.25% to   18.45%
December 31, 2005    6,383    $10.07028 to  $13.74600 $ 75,840   0.68%      0.65 - 2.50%     10.24% to   12.33%
December 31, 2004    5,238    $ 8.96510 to  $12.46874 $ 51,953   1.01%      0.65 - 2.50%     20.29% to   24.69%
December 31, 2003    2,838    $ 7.45318 to  $12.59701 $ 22,638   2.27%      0.65 - 2.15%     18.76% to   20.58%

                                      A76

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                   ProFund VP Large-Cap Growth (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,418    $11.31071 to  $11.99261 $ 74,681   0.00%      0.65 - 2.50%      4.27% to    6.26%
December 31, 2006    6,836    $10.84734 to  $11.28595 $ 75,650   0.00%      0.65 - 2.50%      6.34% to    8.35%
December 31, 2005    8,052    $10.20039 to  $10.41581 $ 83,058   0.00%      0.65 - 2.50%     -1.58% to    0.28%
December 31, 2004      337    $10.36577 to  $10.38693 $  3,498   0.00%      0.65 - 2.40%      0.42% to    0.44%

                                   ProFund VP Large-Cap Value (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,754    $11.48634 to  $12.46217 $ 69,711   0.50%      0.65 - 2.75%     -2.62% to   -0.51%
December 31, 2006   12,386    $11.79581 to  $12.52595 $152,132   0.17%      0.65 - 2.75%     15.41% to   17.90%
December 31, 2005    7,437    $10.40456 to  $10.62437 $ 78,232   0.00%      0.65 - 2.50%      0.46% to    2.36%
December 31, 2004      440    $10.37933 to  $10.35694 $  4,561   0.00%      0.65 - 2.40%      0.41% to    0.44%

                                                        Rydex Nova Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      670    $ 7.57123 to  $17.65749 $  5,109   1.17%      0.65 - 1.65%     -0.55% to    0.47%
December 31, 2006      950    $ 7.59388 to  $17.75553 $  7,255   1.18%      0.65 - 1.65%     17.31% to   18.50%
December 31, 2005    1,194    $ 6.79147 to  $15.13531 $  7,743   0.31%      0.65 - 1.65%      2.26% to    3.29%
December 31, 2004    1,584    $ 6.57506 to  $14.80144 $ 10,006   0.05%      0.65 - 1.65%     13.87% to  165.58%
December 31, 2003    2,051    $ 5.57318 to  $ 5.77394 $ 11,452   0.00%      0.65 - 1.40%     37.24% to   38.28%

                                                        Rydex OTC Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,687    $ 5.09569 to  $17.25647 $ 20,181   0.07%      0.65 - 1.65%     15.87% to   17.05%
December 31, 2006    3,717    $ 4.37993 to  $14.89301 $ 24,011   0.00%      0.65 - 1.65%      4.03% to    5.09%
December 31, 2005    4,874    $ 6.49742 to  $14.31564 $ 30,222   0.00%      0.65 - 1.65%     -0.55% to    0.46%
December 31, 2004    6,736    $ 6.46788 to  $14.39508 $ 41,864   0.00%      0.65 - 1.65%      7.54% to    8.63%
December 31, 2003    8,737    $ 5.95385 to  $13.38605 $ 50,307   0.00%      0.65 - 1.65%     43.02% to   44.47%

                                              Rydex Inverse S&P 500 Strategy Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007       56    $ 8.54195 to  $ 8.84708 $    480   4.26%      1.00 - 1.40%     -0.59% to   -0.18%
December 31, 2006       86    $ 5.97071 to  $ 8.86347 $    736   6.26%      1.00 - 1.65%     -9.03% to   -8.43%
December 31, 2005      125    $ 6.56305 to  $ 9.67905 $  1,181   0.00%      1.00 - 1.65%     -2.40% to   -1.76%
December 31, 2004      149    $ 9.62902 to  $ 9.85245 $  1,435   0.00%      1.00 - 1.40%    -11.47% to  -11.11%
December 31, 2003      186    $10.87639 to  $11.08367 $  2,028   0.00%      1.00 - 1.40%    -24.72% to  -24.41%

                                                    AIM V.I. Dynamics Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,321    $ 9.66892 to  $20.92249 $ 61,007   0.00%      0.65 - 2.75%      9.08% to   11.45%
December 31, 2006    5,239    $ 8.72831 to  $18.82001 $ 66,084   0.00%      0.65 - 2.75%     12.93% to   15.36%
December 31, 2005    5,600    $10.48172 to  $12.55791 $ 60,680   0.00%      0.65 - 2.50%      7.96% to   10.00%
December 31, 2004    7,133    $ 9.52867 to  $11.63192 $ 70,632   0.00%      0.65 - 2.50%     12.60% to   16.32%
December 31, 2003    9,813    $ 8.46233 to  $13.04653 $ 85,022   0.00%      0.65 - 2.40%     34.52% to   36.93%

                                               AIM V.I. Financial Services Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,135    $ 9.11943 to  $14.02284 $ 39,355   1.50%      0.65 - 2.75%    -24.37% to  -22.72%
December 31, 2006    4,623    $12.14731 to  $18.14659 $ 75,553   1.59%      0.65 - 2.50%     13.54% to   15.69%
December 31, 2005    5,702    $11.44169 to  $15.68589 $ 81,547   1.50%      0.65 - 2.50%      3.27% to    5.22%
December 31, 2004    6,188    $11.07969 to  $14.90782 $ 86,730   0.66%      0.65 - 2.50%      7.97% to   10.80%
December 31, 2003    7,447    $12.53928 to  $13.80766 $ 98,078   0.51%      0.65 - 2.40%     26.47% to   28.74%

                                               AIM V.I. Global Health Care Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,151    $12.88139 to  $16.25993 $ 90,893   0.00%      0.65 - 2.50%      9.04% to   11.12%
December 31, 2006    7,589    $11.41050 to  $14.63226 $102,317   0.00%      0.65 - 2.50%      2.61% to    4.55%
December 31, 2005    8,909    $11.99567 to  $13.99520 $116,595   0.00%      0.65 - 2.50%      5.45% to    7.45%
December 31, 2004    9,914    $11.37535 to  $13.02517 $122,422   0.00%      0.65 - 2.50%      6.87% to   13.75%
December 31, 2003   11,072    $10.85273 to  $12.18804 $129,595   0.00%      0.65 - 2.25%      8.53% to   26.95%

                                                   AIM V.I. Technology Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,248    $ 3.88682 to  $16.06382 $ 51,563   0.00%      0.65 - 1.90%      5.65% to    7.00%
December 31, 2006   10,801    $ 3.65474 to  $15.14319 $ 62,386   0.00%      0.65 - 1.90%      8.39% to    9.76%
December 31, 2005   13,665    $ 5.45039 to  $13.73947 $ 72,366   0.00%      0.65 - 1.90%      0.24% to    1.51%
December 31, 2004   18,010    $ 5.36926 to  $13.70690 $ 94,451   0.00%      0.65 - 1.90%      2.64% to    3.95%
December 31, 2003   18,239    $ 5.16515 to  $13.35425 $ 92,924   0.00%      0.65 - 1.90%     42.53% to   44.34%

                                      A77

                                 At year ended                                For year ended
                  -------------------------------------------  ---------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ----------------
                                       Wells Fargo Advantage VT Asset Allocation Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    2,721    $13.19876 to  $27.46722 $ 73,917   2.17%      1.40 - 2.25%     5.16% to   6.08%
December 31, 2006    3,848    $12.51877 to  $25.89275 $ 98,746   2.26%      1.40 - 2.25%     9.62% to  10.57%
December 31, 2005    5,123    $11.53381 to  $23.41668 $119,014   2.03%      1.40 - 2.25%     2.63% to   3.52%
December 31, 2004    6,331    $11.23801 to  $22.62013 $142,216   2.00%      1.40 - 2.25%     7.81% to  12.38%
December 31, 2003    7,245    $11.75271 to  $20.98180 $151,438   1.73%      1.40 - 1.90%    19.78% to  20.39%

                                         Wells Fargo Advantage VT Equity Income Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    2,029    $12.51883 to  $22.38205 $ 28,699   1.45%      0.65 - 2.50%     0.25% to   2.16%
December 31, 2006    2,822    $11.65173 to  $21.90813 $ 38,998   1.58%      0.65 - 2.75%    15.30% to  17.78%
December 31, 2005    2,707    $11.92936 to  $18.60046 $ 31,523   1.45%      0.65 - 2.50%     2.75% to   4.69%
December 31, 2004    2,903    $11.61020 to  $17.76678 $ 31,951   1.64%      0.65 - 2.50%    10.36% to  16.10%
December 31, 2003    2,328    $15.28644 to  $16.09924 $ 23,153   1.58%      0.65 - 2.25%    23.37% to  25.39%

                                      Wells Fargo Advantage VT C&B Large Cap Value Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,163    $10.69777 to  $15.95050 $ 12,737   1.02%      0.65 - 2.25%    -3.41% to  -1.82%
December 31, 2006    1,592    $10.97931 to  $16.41205 $ 17,808   1.45%      0.65 - 2.75%    18.77% to  21.33%
December 31, 2005    1,934    $ 9.61029 to  $ 9.66390 $ 17,885   0.76%      0.65 - 2.25%     0.79% to   2.44%
December 31, 2004    2,343    $ 9.43398 to  $ 9.53473 $ 21,281   1.58%      0.65 - 2.25%     8.71% to  10.50%
December 31, 2003    2,644    $ 8.53761 to  $ 8.77041 $ 21,792   1.51%      0.65 - 2.25%    22.74% to  24.75%

                                      Wells Fargo Advantage VT Large Company Core Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      823    $11.98836 to  $19.87608 $ 16,323   0.00%      1.40 - 2.00%     0.25% to   0.87%
December 31, 2006    1,079    $11.95836 to  $19.70500 $ 21,202   0.65%      1.40 - 2.00%    13.34% to  14.03%
December 31, 2005    1,406    $10.55130 to  $17.28105 $ 24,242   0.50%      1.40 - 2.00%    -4.19% to  -3.60%
December 31, 2004    1,873    $11.01271 to  $17.92732 $ 33,512   0.00%      1.40 - 2.00%     6.86% to  10.13%
December 31, 2003    2,374    $11.65063 to  $16.77690 $ 39,779   0.00%      1.40 - 1.65%    21.55% to  21.86%

                                      Wells Fargo Advantage VT International Core Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      228    $11.22464 to  $19.45215 $  2,740   0.01%      1.25 - 2.15%    10.22% to  11.24%
December 31, 2006      240    $10.10604 to  $17.55826 $  2,666   1.60%      1.25 - 2.15%    18.22% to  19.30%
December 31, 2005      289    $ 8.48386 to  $14.54433 $  2,650   1.87%      1.40 - 2.15%     7.32% to   8.14%
December 31, 2004      327    $ 7.84507 to  $13.55206 $  2,802   0.22%      1.40 - 2.15%     6.66% to   8.09%
December 31, 2003      309    $ 7.25760 to  $12.70566 $  2,409   0.32%      1.40 - 1.65%    29.29% to  29.62%

                                     Wells Fargo Advantage VT Large Company Growth Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      892    $ 9.20072 to  $13.07668 $  8,644   0.00%      1.40 - 2.00%     5.45% to   6.10%
December 31, 2006    1,164    $ 8.67196 to  $12.35658 $ 10,629   0.00%      1.40 - 2.00%     0.31% to   0.92%
December 31, 2005    1,456    $ 8.59302 to  $10.87742 $ 13,023   0.18%      1.40 - 2.00%     3.59% to   4.23%
December 31, 2004    1,767    $ 8.24000 to  $10.50024 $ 15,147   0.00%      1.40 - 2.00%     1.75% to   5.00%
December 31, 2003    1,879    $ 8.09835 to  $11.59446 $ 15,554   0.00%      1.40 - 1.90%    23.89% to  24.52%

                                         Wells Fargo Advantage VT Money Market Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,804    $10.28542 to  $13.53923 $ 24,426   4.57%      1.40 - 1.90%     2.67% to   3.20%
December 31, 2006    1,927    $10.00952 to  $13.11955 $ 25,268   4.25%      1.40 - 2.40%     1.84% to   2.88%
December 31, 2005    2,115    $ 9.86463 to  $12.75216 $ 26,963   2.47%      1.40 - 1.65%     0.85% to   1.11%
December 31, 2004    2,746    $ 9.78121 to  $12.61236 $ 34,621   0.68%      1.40 - 1.65%    -0.96% to  -0.70%
December 31, 2003    3,678    $ 9.87554 to  $12.70171 $ 46,714   0.52%      1.40 - 1.65%    -1.16% to  -0.91%

                                       Wells Fargo Advantage VT Small Cap Growth Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      337    $12.79553 to  $21.52963 $  4,545   0.00%      1.40 - 1.90%    11.64% to  12.21%
December 31, 2006      442    $11.40341 to  $19.23621 $  5,303   0.00%      1.40 - 1.90%    20.43% to  21.04%
December 31, 2005      530    $ 9.42126 to  $15.80703 $  5,212   0.00%      1.40 - 1.90%     4.23% to   4.76%
December 31, 2004      636    $ 8.99000 to  $15.16544 $  5,946   0.00%      1.40 - 1.90%    11.28% to  12.17%
December 31, 2003      735    $ 8.01738 to  $13.62765 $  6,050   0.00%      1.40 - 1.65%    39.92% to  40.28%

                                       Wells Fargo Advantage VT Total Return Bond Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      726    $10.77628 to  $14.39016 $ 10,375   4.59%      1.40 - 2.25%     3.76% to   4.67%
December 31, 2006    1,003    $10.38538 to  $13.74805 $ 13,714   4.27%      1.40 - 2.25%     1.40% to   2.28%
December 31, 2005    1,329    $10.24238 to  $13.44215 $ 17,781   3.62%      1.40 - 2.25%    -0.44% to   0.43%
December 31, 2004    1,600    $10.28716 to  $13.38474 $ 21,323   3.44%      1.40 - 2.25%     2.87% to   2.99%
December 31, 2003    2,027    $10.85859 to  $12.99668 $ 26,285   3.24%      1.40 - 1.90%     6.36% to   6.90%

                                      A78

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                             AST First Trust Balanced Target Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   102,271   $11.01941 to  $11.50219 $1,144,841   0.50%       0.65 - 3.00%    5.28% to   7.85%
December 31, 2006    43,588   $10.48756 to  $10.66517 $  459,438   0.00%       0.65 - 2.75%    4.90% to   6.66%

                       AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   122,279   $11.20422 to  $11.69500 $1,390,643   0.30%       0.65 - 3.00%    8.06% to  10.69%
December 31, 2006    47,802   $10.38961 to  $10.56558 $  498,977   0.00%       0.65 - 2.75%    3.92% to   5.66%

                                 AST Advanced Strategies Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   106,913   $11.19878 to  $11.68950 $1,216,236   0.48%       0.65 - 3.00%    6.20% to   8.79%
December 31, 2006    50,596   $10.55304 to  $10.74480 $  537,413   0.00%       0.65 - 2.90%    5.56% to   7.45%

                            AST CLS Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007     1,178   $11.49050 to  $11.51218 $   13,543   0.00%       1.25 - 2.75%   14.93% to  15.13%

                           AST CLS Moderate Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       787   $10.02547 to  $10.04880 $    7,899   0.00%       0.90 - 2.75%    0.28% to   0.50%

                          AST Horizon Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       484   $10.17498 to  $10.20179 $    4,932   0.00%       0.65 - 2.75%    1.77% to   2.02%

                         AST Horizon Moderate Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       278   $10.15504 to  $10.17230 $    2,828   0.00%       1.40 - 2.75%    1.57% to   1.73%

                      AST Niemann Capital Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       502   $ 9.98557 to  $10.00448 $    5,016   0.00%       1.25 - 2.75%   -0.12% to   0.06%

                           AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007     3,195   $ 9.96574 to  $ 9.98760 $   31,861   0.00%       1.00 - 2.75%   -0.32% to  -0.12%

                                      Columbia High Yield Fund VS (available May 1, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007        38   $10.80761 to  $10.80761 $      412   4.92%       1.00 - 1.00%    0.82% to   0.82%
December 31, 2006        43   $10.71961 to  $10.71961 $      463   2.48%       1.00 - 1.00%    7.01% to   7.01%

                                              Columbia Asset Allocation Fund, VS
                  -------------------------------------------------------------------------------------------
December 31, 2007       719   $16.51140 to  $16.51140 $   11,876   2.80%      1.00 to 1.00%    8.08% to   8.08%
December 31, 2006       861   $15.27753 to  $15.27753 $   13,157   2.52%       1.00 - 1.00%   10.67% to  10.67%
December 31, 2005     1,095   $13.80419 to  $13.80419 $   15,112   2.77%       1.00 - 1.00%    5.47% to   5.47%
December 31, 2004     1,615   $13.08886 to  $13.08886 $   21,141   2.52%       1.00 - 1.00%    8.83% to   8.83%
December 31, 2003     2,207   $12.02655 to  $12.02655 $   26,543   0.00%       1.00 - 1.00%   15.10% to  15.10%

                                             Columbia Federal Securities Fund, VS
                  -------------------------------------------------------------------------------------------
December 31, 2007       178   $11.41611 to  $11.41611 $    2,037   6.47%      1.00 to 1.00%    5.12% to   5.12%
December 31, 2006       195   $10.86011 to  $10.86011 $    2,116   5.66%       1.00 - 1.00%    2.68% to   2.68%
December 31, 2005       325   $10.57645 to  $10.57645 $    3,436   6.05%       1.00 - 1.00%    1.56% to   1.56%
December 31, 2004       472   $10.41437 to  $10.41437 $    4,911   5.52%       1.00 - 1.00%    2.86% to   2.86%
December 31, 2003       781   $10.12509 to  $10.12509 $    7,913   0.00%       1.00 - 1.00%    0.93% to   0.93%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The

                                      A79
           ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Note 7: Contract Charges/Features

        Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

        The following Insurance Charge levels apply to each Annuity product, as listed.

Insurance Charge Annuity Product Name
---------------- --------------------
     0.65%       Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit
                 SIX, Optimum, Optimum Plus
     1.00%       AS Impact, Defined Investments Annuity, Galaxy III
     1.25%       ASAIA, ASVIA
     1.40%       PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
                 Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester
                 XTra Credit, XTra Credit Premier
                 XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity,
                 Stagecoach VA+
     1.65%       Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
     2.25%       ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Separate Account on four Prudential Annuities annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

Distribution Charge Annuity Product Name                    Period Deducted
------------------- --------------------                    ---------------
       0.60%....... ASAP III, Stagecoach ASAP III, Optimum  Annuity Years 1-8 only
       1.00%....... XTra Credit SIX, Stagecoach XTra Credit Annuity Years 1-10 only
                    SIX, Optimum Plus

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

                                      A80

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

        Currently, Prudential Annuities offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit (EBP), Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%). Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

Note 8: Accumulation Unit Values

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

Asset-Based
Charge Level Description of When Applicable
------------ -------------------------------------------------------------------------------------------
       0.65% Choice, Choice 2000 -- No Optional Benefits.
               This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).
       0.90% Choice, Choice 2000 -- One 0.25% Optional Benefit.

                                      A81

Asset-Based
Charge Level Description of When Applicable
------------ -----------------------------------------------------------------------------------------------
       1.00% AS Impact, Defined Investments Annuity, Galaxy III -- No Optional Benefits.
             Choice 2000 -- with GMWB.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
       1.15% Choice -- Two 0.25% Optional Benefits.
             Choice 2000 -- One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
       1.25% ASAP III, Stagecoach ASAP III, Optimum -- No Optional Benefits.
             AS Impact, Defined Investments Annuity, Galaxy III -- One 0.25% Optional Benefit.
             Choice 2000 -- with LT5; or with GMWB and either HAV or EBP.
             ASAIA, ASVIA
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
       1.40% PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
              ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
              Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
              Stagecoach Variable Annuity, Stagecoach VA+ -- No Optional Benefits.
             Choice -- Three 0.25% Optional Benefits.
             Choice 2000 -- with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
       1.50% ASAP III, Stagecoach ASAP III, Optimum -- One 0.25% Optional Benefit.
             AS Impact, Defined Investments Annuity -- Two 0.25% Optional Benefits.
             Choice 2000 -- with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or with
              LT5 and either HAV or EBP.
       1.60% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB.
       1.65% Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- No Optional Benefits.
             ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL,
              Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit,
              XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach
              Variable Annuity, Stagecoach VA+ -- One 0.25% Optional Benefit.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
       1.75% ASAP III, Stagecoach ASAP III, Optimum -- One 0.50% Optional Benefit; or Two 0.25% Optional
              Benefits.
             Defined Investments Annuity -- Three 0.25% Optional Benefits.
             Choice 2000 -- with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
              Combo 5% or HDV.
       1.85% ASAP III, Stagecoach ASAP III, Optimum -- with LT5; or with GMWB and either HAV or EBP.
       1.90% ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- One 0.25% Optional Benefit.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity -- Two 0.25% Optional
              Benefits.
       2.00% ASAP III, Stagecoach ASAP III, Optimum -- with Combo 5% and GRO Plus; or with Three 0.25%
              Optional Benefits.
             ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB.
             Choice 2000 -- with LT5, HDV and EBP.
       2.10% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB, HAV and EBP; or with GMWB and either
              Combo 5% or HDV; or with LT5 and either HAV or EBP.
       2.15% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity -- Three 0.25% Optional
              Benefits.

                                      A82

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------------
       2.25% ASAP II -- with HAV, EBP and GMWB.
             ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- with LT5; or with GMWB and either HAV or EBP. ASAIA w/
              Guarantee*
              *This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).
       2.35% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB, HDV and EBP; or with LT5, HAV and
              EBP; or with LT5 and either Combo 5% or HDV.
       2.40% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
       2.50% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
              with LT5 and either HAV or EBP.
       2.60% ASAP III, Stagecoach ASAP III, Optimum -- with LT5, HDV and EBP.
       2.65% AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six, AS Xtra
              Credit Six.
       2.75% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
              Combo 5% or HDV.
       3.00% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with LT5, HDV and EBP.


                                      A83

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Prudential Annuities Life Assurance Corporation Variable Account B, formerly known as American Skandia Life Assurance Corporation Variable Account B, at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

                                      A84

ASXT-SIX

                                    PART C
                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:

(a) All financial statements will be filed by Amendment and will be included in Parts A & B of this Registration Statement.

(b) Exhibits are attached as indicated.

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement
No. 333-96577, filed April 21, 2006.

(b) Form of Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(4) (a) Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-71834, filed December 21, 2001.

(b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(d) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(e) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(h) Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-71835 filed November 16, 2004.

(i) Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement 333-71834 filed November 16, 2004.

(j) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(k) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(l) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(m) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(n) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007

(5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a) Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44203, filed March 14, 2008.

(b) Copy of the Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7) Forms of Annuity Reinsurance Agreements between Depositor and:

(a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(8) Forms of Agreements between Depositor and:

(a) Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(d) INVESCO Variable Investment Funds, Inc filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f) Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

(g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h) Revised Nationwide Variable Investment Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(j) ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k) Sample Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l) Form of Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(9) Opinion and Consent of Counsel Filed via EDGAR with Post-Effective Amendment No. 6 this Registration Statement on April 20, 2004

(10) Consent of PricewaterhouseCoopers LLP, FILED HEREWITH.

(11) Not applicable.

(12) Not applicable.

(13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14) Not applicable

(99.1) (a) Powers of Attorney for James J. Avery, Director, Helen M. Galt, Director, Director and David R. Odenath, Chief Executive Officer, President and Director filed with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(b) Power of Attorney for Bernard J. Jacob, Director filed with Initial Registration Statement No. 333-117052, filed July 1, 2004.

(c) Power of Attorney for Kenneth Y. Tanji, Director filed with Post-Effective Amendment No. 20 to Registration No. 333-96577 filed April 20, 2007.

Item 25.Directors and Officers of the Depositor:

 Name and Principal Business Address    Position and Offices with Depositor
 -----------------------------------    -------------------------------------
 June Amori                             Vice President
 One Corporate Drive,
 Shelton, Connecticut 06484-6208

 James J. Avery, Jr                     Director
 .213 Washington Street
 Newark, New Jersey 07102-2992

 Kenneth Y. Tanji                       Executive Vice President, Chief
 213 Washington Street                  Financial Officer and Controller
 Newark, New Jersey 07102-2917

 Robert E. Causey                       Vice President
 2 Gateway Center
 Newark, New Jersey 07102-5005

 Lisa V. Chow                           Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

 Timothy S. Cronin                      Senior Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Donald M. Desiderato                   Vice President
 One Corporate Drive
 Shelton, Connecticut 06484-6208

 Thomas J. Diemer                       Vice President
 2 Gateway Center
 Newark, New Jersey 07102-5005

 John Doscher                           Vice President and Chief Compliance
 751 Broad Street                       Officer
 Newark, New Jersey 07102-3714

 Rebecca Dunne                          Vice President
 751 Broad Street
 Newark, New Jersey 07102-3714

Name and Principal Business Address      Position and Offices with Depositor
-----------------------------------      -------------------------------------
Joseph D. Emanuel                        Senior Vice President, Chief Legal
One Corporate Drive                      Officer and Corporate Secretary
Shelton, Connecticut 06484-6208

Bruce Ferris                             Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Anne Fifick                              Vice President, Asset Liability &
2 Gateway Center                         Risk Management
Newark, New Jersey 07102-5005

Noreen Fierro                            Vice President & Anti Money
751 Broad Street                         Laundering Officer
Newark, New Jersey 07102-3714

Joseph M. Fuschillo                      Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helen M. Galt                            Director
213 Washington Street
Newark, New Jersey 07102-2992

George M. Gannon                         Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Craig Gardner                            Vice President
2 Gateway Center
Newark, New Jersey 07102-5005

Brian Giantonio                          Vice President, Corporate Counsel
One Corporate Drive
Shelton, Connecticut 06484-6208

John Gies                                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helene Gurian                            Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Jacob Herschler                          Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Gary A. Hogard                           Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Suzanne Hurel                            Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bernard J. Jacob                         Director and Treasurer
213 Washington Street
Newark, New Jersey 07102-2917

Name and Principal Business Address      Position and Offices with Depositor
-----------------------------------      -------------------------------------
Daniel O. Kane                           Senior Vice President, Chief Actuary
213 Washington Street
Newark, New Jersey 07102-2992

Patricia Kelley                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Helayne F. Klier                         Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Joseph LaTorre                           Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

Alex Macgillivray                        Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484

Lesley B. Mann                           Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Steven P. Marenakos                      Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Audrey S. Nazulme                        Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025

David R. Odenath, Jr.                    Chief Executive Officer, President
213 Washington Street                    and Director
Newark, New Jersey 07102-2992

Robert O'Donnell                         Senior Vice President
One Corporate Drive,
Shelton, Connecticut 06484-6208

Steven L. Putterman                      Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Polly Rae                                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                             Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Shirley Shao                             Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Mark Sieb                                Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Rick C. Singmaster                       Executive Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Charles C. Sprague                       Vice President, Corporate Counsel
751 Broad Street
Newark, New Jersey 07102-3714

Karen M. Stier                           Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Name and Principal Business Address    Position and Offices with Depositor
-----------------------------------    ---------------------------------------
Karen Stockla                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kimberly Supersano                     Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Kenneth Tanji                          Director, Executive Vice President and
213 Washington Street                  Chief Financial Officer
Newark, New Jersey 07102-2992

Neelay B. Vaidya                       Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Eva M. Vitale                          Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Item 26.Persons Controlled by or Under Common Control with the Depositor or

Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by Prudential Annuities, Inc.:

(1) Prudential Annuities Life Assurance Corporation Variable Account B ("Variable Account B"): Variable Account B was established under the laws of the State of Connecticut and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. Assets in Variable Account B may support obligations created in relation to the annuity contracts described in the Prospectus of this Registration Statement or other annuity contracts we offer.

(2) Prudential Annuities Life Assurance Corporation ("PALAC"): The organization is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. PALAC is a wholly-owned subsidiary of Prudential Annuities, Inc.

(3) Prudential Annuities Information Services and Technology Corporation ("PAIST"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of PALAC. Its primary purpose is to provide various types of business services to Prudential Annuities, Inc. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

(4) Prudential Annuities Distributors, Inc. ("PAD"): The organization is a general business corporation organized in the State of Delaware and is an affiliate of PALAC. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which annuity contracts are to be issued by Prudential Annuities Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of Prudential Annuities Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain retail mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

(5) AST Investment Services, Inc. ("ASISI"): The organization is a general business corporation organized in the State of Connecticut and is an affiliate of PALAC. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. Its primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of Prudential Annuities Life Assurance Corporation.

ASXT-SIX

In addition to the affiliates and/or subsidiaries shown above, PALAC holds all of the voting securities of Advanced Series Trust ("AST"), a managed, open-end investment company organized as a Massachusetts business trust, other than those securities held in separate accounts of Kemper Investors Life Insurance Company ("Kemper") in support of variable life insurance policies issued by Kemper. The shares of this investment company are voted in accordance with the instructions of persons having interests in the unit investment trust, and PALAC and Kemper vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration
No. 001-16707, filed February 27, 2008, the text of which is hereby incorporated.

Item 27.Number of Contract Owners: As of February 29, 2008 there were - 120,235 [OptimumPlus 2,228] owners of contracts.

Item 28.Indemnification: Under Section 33-320a of the Connecticut General

Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of Prudential Annuities Life Assurance Corporation ("PALAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of PALAC and PAD can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc, a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of PALAC and PAD are covered under a directors and officers liability insurance policy. Such policy will reimburse PALAC or PAD, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of PALAC or PAD, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ASXT-SIX

Item 29.Principal Underwriters:

(a) Prudential Annuities Distributors, Inc. ("PAD"), a subsidiary of Prudential Annuities, Inc., serves as distributor and principal underwriter for flexible premium deferred annuities, single premium deferred annuities, modified single premium variable life insurance policies and flexible premium variable life insurance policies issued by Prudential Annuities Life Assurance Corporation. PAD also serves as distributor and principal underwriter for Advanced Series Trust and Strategic Partners Mutual Funds, Inc.

(b)Directors and officers of PAD

As of the date this Post-Effective Amendment was filed, the Directors and Officers of PAD are:

                                      POSITIONS AND OFFICES      POSITIONS AND OFFICES
NAME                                    WITH UNDERWRITER            WITH REGISTRANT
----                             ------------------------------- ---------------------

George M. Gannon                 President, Chief Executive              None
2101 Welsh Road                  Officer, Director and Chief
Dresher, Pennsylvania 19025-5001 Operations Officer

John T. Doscher                  Senior Vice President and Chief         None
751 Broad Street                 Compliance Officer
Newark, New Jersey 07102-3714

David R. Odenath                 Director                                None
751 Broad Street
Newark, New Jersey 07102-3714

Jacob M. Herschler               Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Steven P. Marenakos              Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Robert F. O'Donnell              Director                                None
One Corporate Drive
Shelton, Connecticut 06484

Kenneth Y. Tanji                 Director                                None
213 Washington Street
Newark, New Jersey 07102-2917

Bruce Ferris                     Executive Vice President and            None
One Corporate Drive              Director
Shelton, Connecticut 06484

Fuschillo Joseph M.              Executive Vice President and            None
One Corporate Drive              Director
Shelton, Connecticut 06484

Adam Scaramella                  Vice President, Secretary and           None
2101 Welsh Road                  Chief Legal Officer
Dresher, Pennsylvania 19025-5001

Margaret R. Horn                 Chief Financial Officer                 None
213 Washington Street
Newark, New Jersey 07102-2917

(c) Commissions received by PAD during last fiscal year with respect to annuities issued through the registrant Separate Account B.

                     Net Underwriting
Name of Principal     Discounts and   Compensation on  Brokerage
Underwriter            Commissions      Redemption    Commissions Compensation
-----------------    ---------------- --------------- ----------- ------------
Prudential
  Annuities
  Distributors, Inc.   $512,269,247        $ -0-         $ -0-       $ -0-

Item 30.Location of Accounts and Records: Accounts and records are maintained by PALAC at its principal office in Shelton, Connecticut.

Item 31.Management Services: None

Item 32.Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by Prudential Annuities Life Assurance Corporation under the respective facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Prudential Annuities Life Assurance Corporation to earn a profit, the degree to which the contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages, or riders to any contract or prospectus or otherwise."

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that is meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, on this 17th day of April, 2008.

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                                  Registrant

              By: Prudential Annuities Life Assurance Corporation

/s/C. Christopher Sprague
---------------------------
C. Christopher Sprague,
Vice President, Corporate Counsel

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   Depositor

/s/C. Christopher Sprague
---------------------------
C. Christopher Sprague,
Vice President, Corporate Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                            Title                              Date
---------                            -----                              ----
                         (Principal Executive Officer)
David R. Odenath*           Chief Executive Officer                April 17, 2008
-----------------                and President
David R. Odenath

                        (Principal Financial Officer and
                         Principal Accounting Officer)
Kenneth Y. Tanji*           Executive Vice President
-----------------         and Chief Financial Officer
Kenneth Y. Tanji

                              (Board of Directors)
James Avery*                   Kenneth Y. Tanji*                   Helen Galt*
-----------------             -------------------                  ------------
James Avery                     Kenneth Y. Tanji                   Helen Galt

David R. Odenath*              Bernard J. Jacob*
-----------------             -------------------
David R. Odenath                Bernard J. Jacob

                          By:/s/C. Christopher Sprague
                             --------------------------
                             C. Christopher Sprague

--------
* Executed by C. Christopher Sprague on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS

As noted in Item 24(b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:

No. 10 Consent of PricewaterhouseCoopers LLP              FILED HEREWITH